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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-7428
ING Mutual Funds
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)
The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2010 to October 31, 2011

Item 1. Reports to Stockholders.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-l under the Act (17 CFR 270.30e-l):

Annual Report

October 31, 2011

Classes A, B, C, I, O, R and W

Global and International Funds
■	ING Diversified International Fund
■	ING Emerging Countries Fund
■	ING Emerging Markets Equity Fund
■	ING Global Bond Fund
■	ING Global Equity Dividend Fund
■	ING Global Natural Resources Fund
■	ING Global Opportunities Fund
■	ING Global Real Estate Fund
■	ING Global Value Choice Fund
■	ING Greater China Fund
■	ING Index Plus International Equity Fund
■	ING International Capital Appreciation Fund
■	ING International Core Fund
■	ING International Growth Fund
■	ING International Real Estate Fund
■	ING International SmallCap Multi-Manager Fund
■	ING International Value Choice Fund
■	ING International Value Fund
■	ING Russia Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

TABLE OF CONTENTS

President’s Letter	2
Market Perspective	3
Portfolio Managers’ Reports	6
Shareholder Expense Examples	45
Report of Independent Registered Public Accounting Firm	49
Statements of Assets and Liabilities	50
Statements of Operations	60
Statements of Changes in Net Assets	65
Financial Highlights	74
Notes to Financial Statements	86
Summary Portfolios of Investments	116
Tax Information	189
Shareholder Meeting Information	191
Trustee and Officer Information	193
Advisory Contract Approval Discussion	197

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Euro zone — continued uncertainty

Dear Shareholder,

Recent months have seen headlines and financial markets continue to focus on the ongoing euro zone debt crisis. Acknowledging that the status quo was untenable, in early December, Europe opted to move closer together rather than be torn apart. All 17 nations that use the euro and nine other European Union members agreed to a new fiscal compact that would invite closer scrutiny of individual country budgets; the U.K. was the lone holdout. In addition to forestalling future debt crises, tighter fiscal integration may potentially make distressed European government bonds more palatable to the European Central Bank.

With the stability of Italy and Spain now in question, the need for an effective policy response has become even more acute. The new governments in both countries will have but a short grace period in which to demonstrate their resolve; both have been forced to pay yields at euro-era highs for newly issued bonds.

Across the Atlantic, the chasm between the two major political parties in the United States is as wide as ever, most recently evidenced by the failure of the Congressional “supercommittee” on deficit reduction. Notwithstanding the ongoing paralysis in Washington, the U.S. economy is showing new signs of momentum.

We expect the global economy to deliver positive, if uninspiring, growth for the remainder of 2011 and into 2012 despite the euro zone’s debt problems. Interest rates should remain low in major advanced countries. Markets — and risk assets in general — are likely to remain vulnerable to uncertainty until there is confidence that Europe has adequately addressed its issues.

In times of uncertainty investors have historically turned to sovereign credits, especially U.S. Treasury securities. This spotlights the critical role that governments play in defining the parameters of the financial markets and serving as foundations for generating value within economies. The current trend toward fiscal austerity downplays this important function and may prolong the global economic doldrums.

How should you respond to uncertainty in your own investment program? Don’t try to time the markets. Keep your portfolio well diversified, and pay careful attention to the risks you are assuming. Talk to your financial advisor before you make any changes that might detour your portfolio from your long-term goals.

We appreciate your continued confidence in ING Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer
ING Funds
December 20, 2011

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  YEAR ENDED OCTOBER 31, 2011

As the first half of our fiscal year ended, commentators were wondering what it would take to spoil investors’ collective appetite for risky assets. Global equities in the form of the MSCI World IndexSM, measured in local currencies, including net reinvested dividends, were up 11.55%, despite an earthquake, tsunami and nuclear crisis in Japan, as well as the violent uncertainties of the “Arab Spring” in North Africa and the Middle East, not to mention a European sovereign debt crisis. Many of the developed world’s economies including the US, seemed to be returning to health, boosted by heavy, ongoing doses of stimulative and monetary medicine.

But as the year wore on the patient took a turn for the worse, the MSCI World IndexSM falling for five consecutive months by over 17% before a remarkable October rally clawed back about half of this. For the whole fiscal year global equities rose by just 0.24%. (The MSCI World IndexSM returned 1.76% for the entire year, measured in U.S. dollars.)

A confluence of factors caused the deterioration in outlook after April. That month the latest U.S. unemployment rate was reported at 8.8%, the lowest in 24 months. New private sector jobs well above 200,000 were added in each of January, February and March. But in May the unemployment rate rebounded to 9.1%, where it stayed through October, with 44.6% unemployed for more than 26 weeks. By September the employment report showed zero new jobs created in August. But in a more upbeat October release, this was revised up to 57,000, with September’s new jobs reported at 103,000.

In the housing market a “double dip” in housing prices was confirmed in May, when the S&P/Case-Shiller 20-City Composite Home Price Index fell below the near term trough recorded in April 2009. Sales continued at depressed levels, despite improved affordability and record low mortgage interest rates, as access to credit was tight with many homeowners in negative equity on their properties.

Gross Domestic Product (“GDP”) growth had been reported at 3.1% (quarter-over-quarter, annualized) for the fourth quarter of 2010. On July 29 this was scaled down to 2.3%, among other revisions that showed the recession had been deeper and started earlier than previously thought. Worse, growth in the first quarter of 2011 was a barely perceptible 0.4%. When the next quarter’s figure was finalized at just 1.3%, the common assessment was that the economy was operating at “stall-speed.”

Political deadlock added to the gloom. A stopgap agreement to raise the debt ceiling avoided the risk of the United States defaulting on its debt, but it did not stop Standard & Poor’s from downgrading the country’s credit rating. President Obama’s proposed $447 billion fiscal stimulus package in early September did not even get to a vote.

But in late October third quarter GDP growth was estimated at 2.5%, with private consumption holding up well. By then other keenly watched figures like retail sales, purchasing managers’ indices and durable goods orders had stabilized and the fiscal year ended with the once-feared return to recession looking unlikely.

Despite all this, what moved markets most was news on the euro zone’s sovereign debt crisis, which by early August seemed to be veering out of control. Attention had turned from Greece to the much bigger bond markets of Spain and especially Italy, where 10-year Treasury yields rose above an unsustainable 6%. The European Central Bank stepped in to buy Italian bonds — and some time. Finally on October 27, after numerous false starts, euro zone leaders announced a comprehensive package, involving 50% “haircuts” for the holders of Greek bonds, recapitalization of banks and a bail-out fund with more firepower. But the plan was woefully short on details and a sharp rally in risk assets on the announcement had mostly reversed itself as our fiscal year ended, with Italian bond yields ominously back above 6%.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 5.00% in the year through October, practically all in the second half, reflecting increased risk aversion, while the Capital High Yield Bond — 2% Issuer Constrained Composite Index returned 5.16%, practically all in the first half. Most notable within the Barclays Capital U.S. Aggregate Bond Index was the 16.52% return on long Treasuries, reflecting declining risk appetite and quantitative easing.

U.S. equities, represented by the S&P 500® Index including dividends, returned 8.09% for the year, thanks to October’s 10.7% surge, the best since December 1999. The operating earnings of S&P 500® companies in the second quarter exceeded their all-time record of exactly four years before, but estimates for future quarters were coming down as October ended.

In currency markets the euro zone’s problems vied with pessimism about the dollar in a stalling, deficit-laden economy. In the end the dollar was little changed against the euro, down 0.35%, while slipping 0.95% against the pound. The dollar also fell back against the yen by 3.20% despite Bank of Japan intervention, as that currency repeatedly breached post-war high levels.

In international markets, the MSCI Japan® Index fell 5.45% in the 12 months through October, as GDP fell for three consecutive quarters in the wake of natural disasters in March. The MSCI Europe ex UK® Index slumped 11.26%, weighed down by the recessionary threat of the sovereign debt crisis. As the period ended, quarterly euro zone growth had shrunk to 0.2% and unemployment stood at 10.2%, a euro-era high. The MSCI UK® Index edged up 1.14%. While GDP growth was at the same low level as in the rest of Europe, the UK’s financials held up rather better, while most sectors posted strong returns.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Capital Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
MSCI All Countries Golden Dragon IndexSM	A broad-based, unmanaged index of common stocks traded in China, Hong Kong and Taiwan. It is an aggregate of the MSCI Hong Kong Index, the MSCI China Free Index and the MSCI Taiwan Index.
MSCI All Country World (ex-US) IndexSM
A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI All Country World IndexSM	A free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
MSCI Emerging Markets IndexSM
An unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index
An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Russia 10/40 Index
A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Russian market taking into account the Undertakings for Collective Investment in Transferable Securities (UCITS III) directive which constrains the weight of any single group entity, as defined therein, at 10% of a fund’s total assets and the sum of the weights of all group entities representing more than 5% of the fund at 40% of the fund’s total assets.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russia Trading System Index
A capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia’s most active stocks traded on the RTS. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

BENCHMARK DESCRIPTIONS

Index	Description
S&P Developed ex-US Property Index
An unmanaged float-adjusted index which defines and measures the investable universe of publicly traded property companies domiciled in developed countries, outside of the United States, that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment. It includes the reinvestment of dividends but is gross of withholding taxes on dividends and does not reflect fees, brokerage commissions or other expenses of investing.

S&P Developed ex-US SmallCap Index
An unmanaged float-adjusted index which captures the bottom 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float-adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US$50 million.

S&P Developed Property Index
An unmanaged float-adjusted index which defines and measures the investable universe of publicly traded property companies domiciled in developed countries that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment.

S&P Euro-Pacific Asia Composite SmallCap Index
An unmanaged float-adjusted index which captures the bottom 15% of companies in the developed European and Pacific markets, based on the cumulative market capitalization of each country, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US $50 million.

S&P North American Natural Resources Sector Index
An unmanaged index and a market-capitalization weighted index of stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber and other sub-sectors. Each sector index is a modified-capitalization weighted index, the constituents of which are selected according to objective screening criteria. The weight of a particular stock in each Sector Index is capped at a cap level determined on a sector-by-sector basis.

S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

ING DIVERSIFIED INTERNATIONAL FUND	PORTFOLIO MANAGERS’ REPORT

Target Allocations as of October 31, 2011 (as a percentage of net assets)
Emerging Markets	15%
International Core	30%
International Growth	20%
International Real Estate	5%
International Small Cap Multi-Manager	10%
International Value	20%

Portfolio holdings are subject to change daily

ING Diversified International Fund (“Diversified International” or the “Fund”) seeks long term growth of capital. The Fund invests in a combination of other ING Funds (“Underlying Funds”) according to target allocations determined by ING Investments, LLC. The Fund is managed by ING Investments, LLC, under the guidance of an Asset Allocation Committee.(1)

Performance: For the year ended October 31, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of (6.73)% compared to the MSCI All Country World (ex-US) IndexSM (“MSCI ACWI (ex-US)”) which returned (4.66)% for the same period.

Portfolio Specifics: The Fund’s strategic allocation differs in some respects from the allocation underlying the MSCI ACWI (ex-U.S.) and while the effect on performance was material over short periods during the year, these differences had minimal impact overall. The Fund’s strategic allocation is as follows: MSCI EAFE 30%, MSCI EAFE Growth 20%, MSCI EAFE Value 20%, MSCI EAFE Small Cap 10%, MSCI Emerging Markets 15%, and International REITS 5%. On a tactical basis the Fund was underweight large-cap core equities on average. The odds of a default by Greece along with its potential for financial contagion weighed down financial markets. Our average overweight to emerging markets detracted from results. Inflation risks in developing nations and fears of a hard landing in China were just some of the pressures impacting emerging countries. Towards the end of the period, our underweight in developed markets was offset by cash, which contributed to returns. The Fund’s cash exposure provided a safe refuge from the tumult as the possibility of a new global recession mounted. For a brief period, our overweight to growth stocks versus value stocks also was favorable; there was also a brief, favorable overweight to value stocks. We gradually unwound our underweight in large-cap equities as the risks facing global markets diminished. Currently, the Fund is in a neutral stance among asset classes as reflected in the table below.

During the period, allocations to ING Index Plus International Equity Fund, ING International Capital Appreciation Fund and ING International Value Choice Fund were removed in favor of allocations to ING International Core Fund, ING International Growth Fund and ING International Value Fund. The three remaining funds are multi-manager funds. ING International Value Fund is managed by ING Investment Management, Brandes Investment Partners, L.P. and del Rey Global Investors, LLC. ING International Core Fund and ING International Growth Fund have two underlying manager sleeves — Wellington Management Company, LLP and Thornburg Investment Management, Inc. for ING International Core Fund; and Baillie Gifford Overseas Limited and T. Rowe Price Associates, Inc. for ING International Growth Fund.

All international asset classes posted negative absolute results during the period. Developed markets outperformed emerging markets, growth outperformed value, small cap outperformed large cap and within real estate North America outperformed both Asia and Europe. The Fund’s underperformance relative to its benchmark was related to the performance of the underlying funds along with an unsuccessful overweight to emerging markets during the period. ING Index Plus International Equity Fund was flat relative to its index for the portion of time held within the Fund during the period. ING International Core Fund contributed to relative performance since its inclusion in February. The remaining underlying funds posted negative results for the period held in the Fund. Weakest relative showing came from ING Emerging Countries Fund and ING International SmallCap Multi-Manager Fund. The underperformance of ING Emerging Countries Fund was a result of poor stock selection. Emerging Countries was removed in favor of ING Emerging Markets Equity Fund. ING International SmallCap Multi-Manager Fund had a significant weighting; as a result, its underperformance had a significant impact on the Fund’s performance for the period.

Current Strategy and Outlook: Earnings figures seem to confirm that economic growth has entered a soft patch at a time when the sovereign debt crisis is still not over. We believe most of the headwinds will persist in the next few months. We think uncertainties will keep equity market volatility high. Strong data in recent weeks supports our view that the U.S. economy should continue to expand at a moderate pace. This, however, remains conditional on avoiding a financial accident resulting from the debt crisis in Europe, where the news continues to be mixed and volatile.

(1)	The members of the Asset Allocation Committee are: William A. Evans, Paul Zemsky and Heather Hackett.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING DIVERSIFIED INTERNATIONAL FUND

Average Annual Total Returns for the Periods Ended October 31, 2011
	1 Year	5 Year	Since Inception of Classes A, B, C and I December 21, 2005		Since Inception of Class O June 4, 2008		Since Inception of Class R December 12, 2006		Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	(12.10)%	(3.65)%	(0.62)%		—		—		—
Class B(2)	(12.04)%	(3.56)%	(0.50)%		—		—		—
Class C(3)	(8.43)%	(3.25)%	(0.38)%		—		—		—
Class I	(6.46)%	(2.28)%	0.61%		—		—		—
Class O	(6.75)%	—	—		(7.56)%		—		—
Class R	(6.89)%	—	—		—		(3.87)%		—
Class W	(6.55)%	—	—		—		—		(5.11)%
Excluding Sales Charge:
Class A	(6.73)%	(2.50)%	0.39%		—		—		—
Class B	(7.42)%	(3.22)%	(0.35)%		—		—		—
Class C	(7.51)%	(3.25)%	(0.38)%		—		—		—
Class I	(6.46)%	(2.28)%	0.61%		—		—		—
Class O	(6.75)%	—	—		(7.56)%		—		—
Class R	(6.89)%	—	—		—		(3.87)%		—
Class W	(6.55)%	—	—		—		—		(5.11)%
MSCI ACWI ex-US	(4.66)%	(0.37)%	2.63	%(4)	(6.16	)%(5)	(1.09	)%(6)	(3.58	)%(7)

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Diversified International Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of the waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for the index is shown from January 1, 2006.

(5)	Since inception performance for the index is shown from June 1, 2008.

(6)	Since inception performance for the index is shown from December 1, 2006.

(7)	Since inception performance for the index is shown from February 1, 2008.

ING EMERGING COUNTRIES FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of October 31, 2011 (as a percentage of net assets)
	China	17.4%
	South Korea	14.9%
	Brazil	14.2%
	Taiwan	11.3%
	India	8.6%
	Russia	7.8%
	South Africa	5.4%
	Mexico	3.4%
	Malaysia	3.3%
	Indonesia	2.8%
	Countries between 0.4%–1.6%ˆ	8.0%
	Assets in Excess of Other Liabilities*	2.9%
	Net Assets	100.0%

*	Includes short-term investments.
ˆ	Includes 11 countries, which each represents 0.4%–1.6% of net assets.

Portfolio holdings are subject to change daily.

ING Emerging Countries Fund (“Emerging Countries” or the “Fund”) seeks maximum long-term capital appreciation. The Fund is managed by Guy Uding, Patrick den Besten and Eric Anderson, Portfolio Managers of ING Investment Management Advisors, B.V. (“IIMA”) — the Sub-Adviser.

Performance: For the year ended October 31, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of (14.44)%, compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned (7.72)% for the same period.

Portfolio Specifics: Emerging markets had to deal with a series of unprecedented global events during the period, which weighed heavily on Fund and benchmark returns. We moved from emerging market overheating and inflation fears early in the year with monetary tightening as a response, to concerns about global growth at the end of the year, combined with monetary easing. Over the period the Fund underperformed the benchmark. Stock selection detracted from performance in all three emerging markets regions. Country and stock selection in South Africa and Taiwan hindered returns. Areas of stock selection strength were led by holdings in South Korea. Specific Fund holdings that performed strongly included Kia Motors Corp., which benefited from new models and Samsung Engineering Co. Ltd., which gained from strengthening order flows. Areas of weakness were led by OGX Petroleo e Gas Participacoes SA, Huabao International Holdings Ltd.,Yurun Food Group Ltd. and Commercial International Bank (Egypt) S.A.E., which fell as political and economic tensions took hold across the country.

As 2010 ended, the U.S. Federal Reserve’s second quantitative easing program and the extension of the Bush tax cuts improved the outlook for the U.S. economy and global economic growth. Strong year-end corporate earnings lifted investor enthusiasm for both developed and emerging market equities. Nonetheless, emerging markets were unable to outperform developed markets as India, Brazil and China fell due to inflation fears and local government financing concerns in China. Then, political turmoil in Egypt sent the local market sharply lower in early 2011. The Egypt turbulence spread into other Middle Eastern countries increasing political uncertainty and pressuring oil prices upward. The Fund suffered from an overweight in Egypt. But the rising oil price in the first quarter of 2011 did support our overweight position in Russia.

Top Ten Holdings as of October 31, 2011 (as a percentage of net assets)
Samsung Electronics Co., Ltd.	4.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.7%
China Mobile Ltd.	2.5%
iShares MSCI Malaysia Index Fund	2.3%
Vale SA	2.2%
America Movil SAB de CV ADR	1.9%
Sberbank of Russian Federation	1.9%
Gazprom OAO ADR	1.8%
CNOOC Ltd.	1.7%
China Construction Bank	1.7%

Portfolio holdings are subject to change daily.

As markets attempted to stabilize, a major earthquake struck Japan, which did little to restore confidence and hurt the Fund’s holdings that were exposed to nuclear power demand. Further tensions followed as sovereign debt default fears in Greece and inadequate policy actions further eroded confidence. Slowing economic growth in the United States pressured markets further. The Fund’s consumer staples stocks, which should have shown resilience, did not provide the protection we expected as inflationary fears limited their pricing power while their input costs stayed high. Investigations of accounting practices at certain Chinese companies depressed the performance of China, which was one of the Fund’s key overweights throughout the year. Toward the end of the reporting period, inflationary fears within emerging markets were no longer the main issue for equity markets. The European debt crisis and global growth fears became the major forces in the market, resulting in a downward move of more than 20% in emerging market (“EM”) equities.

Current Strategy & Outlook: We believe the fundamental backdrop for EM remains strong and in our view will continue to be an important driver of the global economy. EM real GDP growth for 2012 is estimated between 5.5–6.0% with inflation between 3.5–4.0%, which supports the current 8% top line growth assumptions. The European sovereign debt crisis puts these global growth assumptions at risk, however. We believe we will see a longer period of fiscal austerity measures, which also will put pressure on EM growth expectations as export growth will be affected. In our view, Russia, India and China are still most likely to offer the most attractive growth rates among emerging markets. We see inflationary pressure coming down to create more room for monetary easing. Furthermore, we feel there is room for China to surprise on the upside through monetary easing and fiscal stimulus. We do not expect a repeat of the big infrastructure projects of 2008 and expect the measures to be more focused on consumers, health and safety. We continue to feel that Asia is best positioned to cope with this environment and therefore the Fund is overweight in that region. The Fund does not have large sector bets and retains a more cyclical bias in terms of sectors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING EMERGING COUNTRIES FUND

Average Annual Total Returns for the Periods Ended October 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class I December 21, 2005		Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	(19.35)%	(3.02)%	8.03%	—		—
Class B(2)	(19.30)%	(2.99)%	7.93%	—		—
Class C(3)	(15.91)%	(2.61)%	7.80%	—		—
Class I	(14.03)%	(1.45)%	—	1.36%
Class W	(14.21)%	—	—	—		(7.51)%
Excluding Sales Charge:
Class A	(14.44)%	(1.86)%	8.67%	—		—
Class B	(15.05)%	(2.62)%	7.93%	—		—
Class C	(15.06)%	(2.61)%	7.80%	—		—
Class I	(14.03)%	(1.45)%	—	1.36%		—
Class W	(14.21)%	—	—	—		(7.51)%
MSCI EM IndexSM*	(7.72)%	6.51%	16.82%	8.55	%(4)	0.03	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Emerging Countries Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover.

The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

*	Prior to October 31, 2001, the index did not include the deduction of withholding taxes.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for the index is shown from January 1, 2006.

(5)	Since inception performance for the index is shown from February 1, 2008.

Prior to March 1, 2005, the Fund was advised by a different sub-adviser.

ING EMERGING MARKETS EQUITY FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of October 31, 2011 (as a percentage of net assets)
	Brazil	17.6%
	South Korea	15.2%
	China	14.9%
	Russia	7.4%
	South Africa	6.3%
	Taiwan	5.7%
	United States	4.1%
	Hong Kong	3.8%
	Mexico	3.5%
	Thailand	2.8%
	Countries between 0.3%–2.3%ˆ	9.5%
	Assets in Excess of Other Liabilities	9.2%
	Net Assets	100.0%

ˆ	Includes 11 countries, which each represents 0.3%–2.3% of net assets.

Portfolio holdings are subject to change daily.

ING Emerging Markets Equity Fund (“Emerging Markets Equity” or the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by two sub-advisers — J.P. Morgan Investment Management Inc. (“J.P. Morgan”) and Delaware Management Company (“Delaware”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion of the Fund’s assets that is allocated to the sub-adviser. The following individuals are primarily responsible for the day-to-day management of their respective portions of the Fund: George Iwanicki Jr., Managing Director and Anuj Arora, Vice President, of the portion of the Fund that is managed by J.P. Morgan, and Liu-Er Chen, CFA, Chief Investment Officer, Emerging Markets and Healthcare, of the portion of the Fund that is managed by Delaware.

Performance: For the period from inception on October 11, 2011 through October 31, 2011, the Fund’s Class I shares, provided a total return of 7.40%, compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned 10.92% for the same period.

Portfolio Specifics: J.P. Morgan Sleeve(1) — The fund underperformed the MSCI EM IndexSM by approximately 353 basis points. Emerging markets rebounded sharply during October, fueled by the progress in Europe and strong U.S. economic data. Overall, the markets remained focused on developed markets news and were very macro driven. The fund’s rising position in China on expectations of a soft landing from the country’s tighter monetary policy proved premature and weighed on performance. Manufacturing activity, credit growth and inflation moderated, but the market refocused on ongoing macroeconomic concerns, non-performing loans and the potential for a property bubble within the country. From a country perspective, the fund’s overweight exposure in Korea, as well as strong stock selection within the country, contributed to performance. Korean equities, particularly those which are export oriented, responded favorably to positive news flow from developed markets. Recent transactions include reducing cyclicality in the portfolio, and concentrating on more defensive, domestically oriented sectors. Because not all markets, including Brazil, Poland and Hungary, were open for investment at the time of initial funding, futures were used in some instances where market access wasn’t available. This may suppress the tracking error for the fund until access to such markets is granted. Delaware Sleeve(1) — The fund underperformed the MSCI EM IndexSM by approximately 361 basis points. The period coincided with a strong rally in global equity markets that was driven by better-than-expected U.S. economic data, lower perceived risk of a “hard landing” in China, and, most notably, adoption of a plan to resolve the short-term threat of Greek sovereign default, including the recapitalization of the Western European banking sector. From a country perspective, the fund’s holdings in the United States China and Brazil detracted from performance while holdings in Taiwan and Mexico contributed to performance. The fund’s holdings in the consumer staples and consumer discretionary sectors detracted from performance. Its holdings in energy were neutral in terms of contribution and financials contributed positively to performance. The biggest detractor from performance at the security level was Avon Products, Inc. (“Avon”), which fell sharply when it reported weaker-than-expected third quarter of 2011 results and announced that it was the subject of two SEC investigations. In the wake of the poor results, which were especially disappointing in the company’s Brazilian operations, management pledged to undertake a full strategic review, the results of which will be announced in early 2012. We still believe in Avon’s strong franchise in emerging markets and view the current difficulties as marking a trough in its very strong earnings power.

Top Ten Holdings as of October 31, 2011 (as a percentage of net assets)
Petroleo Brasileiro SA ADR	3.2%
Samsung Electronics Co., Ltd. GDR	2.3%
iShares MSCI Emerging Markets Index Fund	2.3%
Samsung Electronics Co., Ltd.	2.1%
Vale SA ADR	1.9%
Sberbank of Russia ADR	1.8%
Avon Products, Inc.	1.7%
China Construction Bank	1.6%
Itau Unibanco Holding SA ADR	1.6%
Industrial and Commercial Bank of China Ltd.	1.5%

Portfolio holdings are subject to change daily.

Current Strategy & Outlook: J.P. Morgan Sleeve(1) — Emerging market equities briefly fell below 1.5 times price-to-book value, a level that historically delivered positive returns over the medium term. Although markets remain news driven, aggressive easing by central banks across emerging markets would make us progressively more optimistic. We believe valuations are cheap, consistent fund outflows have begun to moderate and we believe softer commodity prices will alleviate inflationary pressures justifying monetary easing. Our long-term assessment of corporate profitability is positive. We believe using leverage to offset lower margins or falling productivity from poor investment decisions is neither needed, nor widespread. However, we believe earnings expectations will fall further as revenue growth is reduced due to cyclical factors. This may act as a short-term headwind to equity market performance. Delaware Sleeve(1) — While we believe that the long-term prospects for emerging markets are backed by strong and irreversible secular trends — including, among others, higher levels of trade among emerging market countries, prudent fiscal and monetary management and rising levels of disposable incomes — we are more cautious about the markets’ near-term prospects. Already in November 2011, we have seen rising volatility and declining markets as Western Europe continues to grapple with its sovereign debt crisis and due to a new round of cuts to 2012 global growth forecasts. We believe these two interlinked issues will continue to drive markets over the next several months. These concerns, however, are tempered by pro-active moves in many emerging markets countries to cut interest rates which should be supportive of growth in these countries. Regardless, we have a long-term investment horizon that, in our view, allows us to look beyond temporary challenges or disruptions to businesses that we believe have strong franchises and solid long-term prospects. We remain disciplined in implementing our investment philosophy and process. We seek to buy what we believe are high quality franchises when they are trading at a discount to our estimates of the companies’ intrinsic value. We believe these are the companies that could survive the crisis and prosper in the long-run.

(1)	For purposes of these discussions, “the fund” refers to each Sub-Adviser’s respectively managed portion of ING Emerging Markets Equity Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING EMERGING MARKETS EQUITY FUND

Cumulative Total Returns for the Periods Ended October 31, 2011
Since Inception of Classes A, C, I, R & W October 11, 2011
Including Sales Charge:
Class A(1)	1.23%
Class C(2)	6.30%
Class I	7.40%
Class R	7.40%
Class W	7.40%
Excluding Sales Charge:
Class A	7.40%
Class C	7.30%
Class I	7.40%
Class R	7.40%
Class W	7.40%
MSCI EM IndexSM	10.92%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Emerging Markets Equity Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of the waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

ING GLOBAL BOND FUND	PORTFOLIO MANAGERS’ REPORT

	Country Allocation as of October 31, 2011 (as a percentage of net assets)
	United States	47.2%
	Brazil	10.0%
	Germany	7.5%
	South Africa	4.6%
	South Korea	3.5%
	France	3.1%
	Mexico	2.2%
	Canada	1.6%
	United Kingdom	1.6%
	Countries between 0.1%–1.7%ˆ	8.9%
	Assets in Excess of Other Liabilities*	9.8%
	Net Assets	100.0%

*	Includes short-term investments and purchased options.
ˆ	Includes 24 countries, which each represents 0.1%–1.7% of net assets.

	Portfolio holdings are subject to change daily.

ING Global Bond Fund (“Global Bond” or the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Christine Hurtsellers, Michael Mata and Robert Robis, Portfolio Managers, of ING Investment Management Co.— the Sub-Adviser.*

Performance: For the year ended October 31, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.32% compared to the Barclays Capital Global Aggregate Bond Index (“BCGA Index”), which returned 4.08% for the same period.

Portfolio Specifics: Volatility reigned supreme in the financial markets for most of the period, prompting a “risk-on/risk-off” mentality — buying risky assets such as stocks, then quickly turning to safer investments such U.S. Treasury securities when uncertainty reared up. Conflict in the Middle East, natural disasters in Japan, political gridlock in the United States and a deepening sense of crisis in the euro zone pushed and pulled markets around the world. During the latter part of the period interest rates declined across the globe. The Fund lagged its benchmark for the reporting period due to sector allocation. Risk assets broadly came under pressure during the latter half of the period in sympathy with heightened global risk aversion stemming predominantly from the European sovereign debt crisis. We dialed back exposure to spread sectors throughout the period in response to the headwinds out of Europe; however, spreads widened with greater velocity than anticipated in investment grade and high yield corporates, in particular. While we avoided sovereign debt of peripheral European countries, along with corporate credits located throughout the region, including exposure to European financials, even slight sub-sector allocation overweights to US- and UK-based financials detracted from performance. While we believe fundamentals for these sectors remain sound, investors continue to re-price these and other sectors of the market while uncertainties remain for a European solution and consequential impact on the global economy. Although interest rate positioning detracted earlier in the period when rates increased, our interest rate positioning for the full period was additive as interest rates ultimately declined. This benefited the portfolio because we extended duration in a number of key markets where we had forecast softer global economic conditions with expectations of lower inflationary pressures. Currency management was a strong positive driver of returns for the period as we continued to actively manage allocations to seek to protect downside during the volatile second half of the year, including a tactical overweight to the U.S. dollar and an underweight to the euro. We also significantly trimmed our exposures to emerging market currencies tied to the European sovereign crisis. Over the summer months through September, we steadily trimmed risk in the portfolio in response to the headwinds gusting out of the European periphery, and the early warning signs of what might be a more pronounced global economic slowdown. Notable shifts included replacing the Fund’s emerging market currency overweights with added duration across a number of bond markets to protect the Fund from the effects of heightened risk aversion. Towards the end of the period we increased allocations to investment grade credit and high yield, and lowered our exposure to agency mortgage-backed securities because of the political headwinds associated with increased prepayment risk due to a broad-based, government-sponsored refinancing wave. We have been avoiding debt of peripheral countries along with corporate credits located throughout the region. We have cautiously increased exposure to the more fundamentally-sound emerging markets (“EM”) in Latin America and Asia that have far less exposure to the European economy, but whose markets have excessively sold off in sympathy with the euro zone crisis. Derivative instruments such as currency forwards continue to be important tools for us to manage risk and gain exposure across broad key markets. During the period, derivatives in aggregate added to Fund results.

Top Ten Holdings as of October 31, 2011 (as a percentage of net assets)
United States Treasury Note/Bond, 1.375%, 09/30/18	4.9%
Bundesschatzanweisungen, 1.750%, 06/14/13	4.6%
Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	4.5%
South Africa Government Bond, 7.250%, 01/15/20	4.1%
Freddie Mac, 4.000%, 06/15/40	3.9%
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/15	3.2%
Korea Treasury Bond, 4.750%, 12/10/11	3.1%
Bundesrepublik Deutschland, 2.250%, 09/04/21	2.9%
France Government Bond OAT, 3.250%, 10/25/21	2.9%
United States Treasury Note/Bond, 1.000%, 09/30/16	2.7%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We believe the global economy will deliver positive if uninspiring growth for the remainder of 2011 and into 2012 despite the euro zone’s debt problems. Interest rates should remain low in major advanced countries. Markets — and risk assets in general — are likely to remain vulnerable to uncertainty until a sweeping recapitalization and containment plan is devised and executed in Europe. While we retain our positive strategic outlook for most fixed income risk sectors in this slow-growth environment, broader headline risk will continue to trump fundamentals in the near term. In duration terms, we continue to overweight the UK, Australia, Brazil, South Africa, Peru and Colombia while remaining underweight in the United States and Japan. Within emerging markets, supportive U.S. economic data and a strong Chinese Purchasing Managers Index helped drive strong performance during October. While Eastern European issues lagged due to European contagion risk, Latin American countries generally outperformed on the basis of strong fundamentals. We believe this strength will continue, given recent strong GDP numbers in the region and supportive prices for commodity producers. In EM corporates, technical factors continue to dominate the market in the near term. Fundamentals including cash balances and debt-to-EBITDA remain strong in general, and lower valuations due to European fears have created opportunities in some high quality credits. In currencies, we remain underweight Europe in general and long select EM currencies, and we remain cautious of exposure to EM currencies with European dependencies.

*	Effective April 12, 2011, Chris Diaz was removed as a portfolio manager to the Fund and Ms. Hurtsellers was added as a portfolio manager to the Fund. Effective July 18, 2011, Mr. Robis was added as a portfolio manager to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL BOND FUND

Average Annual Total Returns for the Periods Ended October 31, 2011
	1 Year	5 Year	Since Inception of Classes A, B, C and I June 30, 2006		Since Inception of Class O June 4, 2008		Since Inception of Class R August 5, 2011		Since Inception of Class W June 1, 2009
Including Sales Charge:
Class A(1)	(1.25)%	8.27%	7.87%		—		—		—
Class B(2)	(4.13)%	7.69%	7.90%		—		—		—
Class C(3)	(0.31)%	8.02%	8.06%		—		—		—
Class I	1.75%	9.26%	9.30%		—		—		—
Class O	1.43%	—	—		8.02%		—		—
Class R	—	—	—		—		(1.59)%		—
Class W	1.60%	—	—		—		—		8.09%
Excluding Sales Charge:
Class A	1.32%	8.81%	8.86%		—		—		—
Class B	0.65%	7.99%	8.03%		—		—		—
Class C	0.65%	8.02%	8.06%		—		—		—
Class I	1.75%	9.26%	9.30%		—		—		—
Class O	1.43%	—	—		8.02%		—		—
Class R	—	—	—		—		(1.59)%		—
Class W	1.60%	—	—		—		—		8.09%
Barclays Capital Global Aggregate Index	4.08%	6.93%	7.10	%(4)	6.02	%(5)	0.25	%(6)	7.55%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Global Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, and the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for the index is shown from July 1, 2006.

(5)	Since inception performance for the index is shown from June 1, 2008.

(6)	Since inception performance for the index is shown from August 1, 2011.

ING GLOBAL EQUITY DIVIDEND FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of October 31, 2011 (as a percentage of net assets)
	United States	43.9%
	United Kingdom	8.6%
	Japan	8.4%
	France	6.2%
	Germany	5.0%
	Switzerland	4.8%
	Netherlands	3.9%
	Canada	2.5%
	Taiwan	2.0%
	Singapore	1.8%
	Countries between 0.4%–1.3%ˆ	9.7%
	Assets in Excess of Other Liabilities*	3.2%
	Net Assets	100.0%

*	Includes short-term investments.
ˆ	Includes 13 countries, which each represents 0.4%–1.3% of net assets.

Portfolio holdings are subject to change daily.

ING Global Equity Dividend Fund (the “Fund”) seeks growth of capital with dividend income as a secondary consideration. The Fund is managed by Nicolas Simar, Head of Value/High Dividend, Bruno Springael, Head of Corporate Analytics for Developed Markets, and Herman Klein, Senior Investment Manager of ING Investment Management Advisors B.V. — the Sub-Adviser.*

Performance: For the year ended October 31, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of (0.16)%, compared to the MSCI World IndexSM, which returned 1.76% for the same period.

Portfolio Specifics: Global equities experienced a volatile ride but ended the reporting period with a positive return. Markets ended 2010 on a strong note, thanks to another positive earnings season and evidence of improving economic growth. The year 2011 started out strong as well. European Union debt concerns initially eased following supportive statements and successful Portuguese and Spanish debt sales. Turbulence in the Middle East and North Africa, however, turned the mood negative as oil prices spiked. Japan was hit by a tsunami and nuclear disaster. The rising uncertainties resulted in a broad based rise in risk aversion. From April onwards sentiment changed for the worse, driven by political and macroeconomic events. Recession fears and concerns over the escalating euro debt crisis hurt equities. Rising worries about the global economy triggered more turbulence and a broad flight to safety, hitting risky assets and commodities like copper and oil. The U.S. Federal Reserve came with a downbeat assessment of the U.S. outlook while the International Monetary Fund cut its global growth forecasts. Economic data from Europe and China deteriorated, raising recession fears.

The Fund lagged its benchmark for the reporting period. Sector allocation, which is a result of bottom-up stock selection, was positive while stock selection was negative. The biggest detractor was stock selection among the information technology (IT), consumer staples and materials sectors. Selection was broadly positive in two defensive sectors, utilities and telecommunication services.

Among the top contributors to return were National Semiconductor Corp., Telstra Corp. Ltd. and Baxter International Inc. U.S. chipmaker Texas Instruments agreed to buy National Semiconductor for $25 per share, offering a premium of more than 70% on the share price prior to the deal announcement. The positions in Intel and Taiwan Semiconductor Manufacturing Co. Ltd. performed strongly.

In the consumer staples sector our holdings in tobacco companies Lorillard Inc., Reynolds American Inc. and KT&G aided performance of the Fund. Towards the end of the year we took profit in some of the Fund’s well-performing tobacco stocks. We reduced the position in Reynolds American and switched from KT&G Corp. of Korea to Imperial Tobacco Group PLC. The latter company had been a laggard in the subsector.

Top Ten Holdings as of October 31, 2011* (as a percentage of net assets)
Microsoft Corp.	1.6%
AT&T, Inc.	1.5%
General Electric Co.	1.5%
Transocean Ltd.	1.5%
Royal Dutch Shell PLC	1.5%
ExxonMobil Corp.	1.4%
Exelon Corp.	1.3%
Kraft Foods, Inc.	1.2%
Imperial Tobacco Group PLC	1.2%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1.2%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Thomas Cook Group PLC was the worst performer during the period. The UK travel company cut its profit forecast, citing a squeeze on consumer spending in the UK and the effects of unrest in North African tourist destinations. Japanese Nintendo Co. Ltd. performed poorly as financial results disappointed and the market questioned the company’s ability to repeat the success of its Wii game console. The style driven underweight in IT also detracted from performance. The Fund cannot hold index heavyweight Apple Inc. because the company does not yet pay dividends.

We used the volatility in the markets in the summer to actively reposition the Fund. We added to cyclical stocks in the materials, industrials and consumer discretionary sectors, while reducing exposure to financials, utilities and health care. During the reporting period, the Fund’s greatest average allocation overweights were in the utilities and telecom sectors; the greatest average underweights were in the consumer discretionary and materials sectors.

To manage currency risk, the Fund used currency forwards during the reporting period. These forwards added slightly to results for the period.

Current Strategy and Outlook: The global economy is slowing down. This is most evident in those developed markets economies that are facing household and financial sector deleveraging. Corporate fundamentals have taken a backseat as global macro themes continue to dominate financial markets. The euro sovereign debt crisis, recession fears and discussions of fiscal tightening in many developed markets are feeding risk aversion. This potentially opens the door to a self-fulfilling, negative feedback loop between financial conditions and confidence on the one hand and growth on the other. Systemic fears and global growth worries keep markets in their grip. Although risks have increased, we believe we will see positive but well below potential growth in some of the developed markets. We see a mild recession in Europe but positive growth in the United States and Japan. In our view, valuations, earnings and mergers and acquisitions (“M&A”) will remain positive drivers for equity prices. Equity valuations are attractive on an absolute basis and compared to other asset classes such as corporate bonds. The equity risk premium is well above historical levels. Finally, we believe all the factors are in place to feed M&A. Companies are cash rich, they have room to lever up given their strong balance sheets and targets are inexpensive. We believe dividends will catch up to earnings. Now that most companies have deleveraged and balance sheets are strong, we believe the dividend payout will increase from its current, historically low level.

*	Effective June 1, 2011, Moudy El Khodr was removed as a portfolio manager to the Fund and Bruno Springael was added.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL EQUITY DIVIDEND FUND

Average Annual Total Returns for the Periods Ended October 31, 2011
	1 Year	5 Year	Since Inception of Class A September 17, 2003		Since Inception of Class B October 24, 2003		Since Inception of Class C October 29, 2003		Since Inception of Class I August 1, 2007	Since Inception of Class O November 15, 2006		Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	(5.91)%	(4.35)%	4.69%		—		—		—	—		—
Class B(2)	(5.73)%	(4.24)%	—		4.37%		—		—	—		—
Class C(3)	(1.89)%	(3.92)%	—		—		4.21%		—	—		—
Class I	0.21%	—	—		—		—		(5.08)%	—		—
Class O	(0.16)%	—	—		—		—		—	(3.36)%		—
Class W	0.00%	—	—		—		—		—	—		(4.17)%
Excluding Sales Charge:
Class A	(0.16)%	(3.21)%	5.46%		—		—		—	—		—
Class B	(0.86)%	(3.93)%	—		4.37%		—		—	—		—
Class C	(0.91)%	(3.92)%	—		—		4.21%		—	—		—
Class I	0.21%	—	—		—		—		(5.08)%	—		—
Class O	(0.16)%	—	—		—		—		—	(3.36)%		—
Class W	0.00%	—	—		—		—		—	—		(4.17)%
MSCI World IndexSM	1.76%	(1.00)%	5.72	%(4)	5.02	%(5)	5.02	%(5)	(3.69)%	(1.00	)%(6)	(2.67	)%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Equity Dividend Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for the index is shown from October 1, 2003.

(5)	Since inception performance for the index is shown from November 1, 2003.

(6)	Since inception performance for the index is shown from November 1, 2006.

(7)	Since inception performance for the index is shown from February 1, 2008.

ING GLOBAL NATURAL RESOURCES FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of October 31, 2011 (as a percentage of net assets)
	United States	74.6%
	Canada	9.9%
	United Kingdom	4.6%
	Netherlands	4.2%
	Norway	2.4%
	France	1.5%
	Argentina	0.9%
	Assets in Excess of Other Liabilities*	1.9%
	Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Global Natural Resources Fund (“Global Natural Resources” or the “Fund”) seeks to attain long-term capital appreciation. The Fund is managed by Joseph Bassett and John Bailey, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.*

Performance: For the year ended October 31, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.63% compared to the S&P North American Natural Resources Sector Index which returned 11.08% for the same period.

Portfolio Specifics: The majority of underperformance came from security selection within energy, especially in the integrated oil and gas sub-sector. In that sub-sector, owning Suncor Energy, Inc. hurt performance. We had bought the stock hoping to benefit from an opportunity caused by supply chain disruptions. During the year the weakness in the supply chain continued without signs of improvement, hurting returns. We have sold the position as we believe there are better opportunities available, and we struggled to find a non-consensus view regarding the company. Not owning Occidental Petroleum Corp. (“Occidental”), another integrated oil company, also hurt returns as the stock performed well during the period. We did not own the company as we believed we had found better opportunities within the integrated oil and gas space in companies with stronger financials. There were a lot of expectations built around Occidental’s production in California; we did not believe there were cost synergies supporting those expectations. The stock benefited from strong company earnings in the later part of the reporting period.

Certain Fund positions in coal and consumable fuels also hurt returns. Our position in Arch Coal, Inc. (“Arch Coal”) and Alpha Natural Resources, Inc. (“Alpha Natural Resources”) hindered returns. Coal companies were hurt by the overall decline in commodity prices and fear of decreased demand in China. A decline in natural gas prices hurt coal pricing in particular as the price of natural gas typically caps off coal prices. What’s more, investors viewed Arch Coal’s acquisition of International Coal Group negatively, causing further sell-off in the stock. Investors also took a negative view of the acquisition of Massey Energy by Alpha Natural Resources. We continue to hold Arch Coal as it has attractive cash flows. We believe its strong fundamentals have not changed and it continues to offer further upside potential. We recently sold Alpha Natural Resources from the Fund.

Top Ten Holdings as of October 31, 2011 (as a percentage of net assets)
ExxonMobil Corp.	8.8%
Chevron Corp.	6.8%
Halliburton Co.	4.4%
Royal Dutch Shell PLC — Class A ADR	4.2%
National Oilwell Varco, Inc.	4.0%
Schlumberger Ltd.	3.7%
EOG Resources, Inc.	3.3%
Anadarko Petroleum Corp.	3.2%
Hess Corp.	3.2%
Devon Energy Corp.	3.0%

Portfolio holdings are subject to change daily.

On the positive side, our position in Range Resources Corp. (“Range”) added to returns. Range is an independent natural gas company engaged primarily in the acquisition, exploration and development of natural gas properties in the Southwestern and Appalachian regions of the United States. The company’s key plays are Marcellus Shale and Nora Field. We bought the company because we believed that the market was underestimating its ability to exploit the tremendous Marcellus Shale resource and to sell non-core assets to fund its growth strategy. The market also has a bearish view of natural gas, which differs from our positive, long-term view. The company’s strong earnings during the period benefited the stock. Management anticipates fourth quarter results will exceed those of the third quarter given the momentum of its higher production coupled with the cost reductions.

Not owning Freeport-McMoRan Copper & Gold, Inc., a diversified metals and mining company, also added to returns as the stock lagged the broader market.

Current Strategy and Outlook: We believe demand for oil and gas will continue to grow as the demand in developing nations continues to trade off the slowing in the developed world. The supply of these resources is constrained and the new sources of supply are costlier. We believe that the indiscriminate sell-off has resulted in undervalued companies with improved business models, stronger customer bases, pronounced competitive advantages and sturdier returns through an economic cycle. More specifically we believe we have positioned the Fund to benefit from industry trends in more resilient oil directed drilling activity onshore and offshore, the globalization of natural gas markets and the modernization of drilling equipment. In the non-energy or basic materials component we like exposure to iron ore given the consolidated nature of the market with the top three producers. However, we are cautious about mining companies’ quarterly results as we believe that declining by-product credits, increasing operating costs and use of free cash flows for acquisitions may be received poorly. We are more conservative in our outlook for copper, with a marginal cost well below the current price and tough quarterly reports to come along with reinvestment risk. We do like copper longer term, however, and are waiting for the right opportunity. In precious metals we are generally weighted in line with the benchmark.

*	Effective August 1, 2011, Mr. Bailey was added as a portfolio manager to the Fund. Effective December 1, 2011, David Powers was removed as a portfolio manager to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL NATURAL RESOURCES FUND

Average Annual Total Returns for the Periods Ended October 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class I August 1, 2007	Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	0.47%	3.55%	15.53%	—	—
Class I	7.04%	—	—	1.29%	—
Class W	6.91%	—	—	—	(0.35)%
Excluding Sales Charge:
Class A	6.63%	4.79%	16.23%	—	—
Class I	7.04%	—	—	1.29%	—
Class W	6.91%	—	—	—	(0.35)%
S&P 500® Index	8.09%	0.25%	3.69%	(1.32)%	(0.32	)%(2)
S&P North American Natural Resources Sector Index	11.08%	5.73%	11.51%	1.26%	0.87	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Natural Resources Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund Holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Since inception performance for the index is shown from February 1, 2008.

ING GLOBAL OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of October 31, 2011 (as a percentage of net assets)
	United States	37.1%
	United Kingdom	9.8%
	Switzerland	8.8%
	China	6.9%
	Japan	6.6%
	Netherlands	5.8%
	Indonesia	3.6%
	France	2.9%
	South Korea	2.2%
	Countries between 0.3%–2.2%ˆ	18.6%
	Liabilities in Excess of Other Assets*	(2.3)%
	Net Assets	100.0%

*	Includes short-term investments.
ˆ	Includes 19 countries, which each represents 0.3%–2.2% of net assets.

Portfolio holdings are subject to change daily.

ING Global Opportunities Fund (“Global Opportunities” or the “Fund”) seeks long-term growth of capital. The Fund is managed by Huub van der Riet, Dirk-Jan Verzuu and Alex van der Laan, Portfolio Managers, of ING Investment Management Advisors B.V. — the Sub-Adviser.*

Performance: For the year ended October 31, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of (3.96)% compared to the MSCI All Country World IndexSM (“MSCI ACWISM“), which returned 0.43% for the same period.

Portfolio Specifics: Markets ended 2010 on a high note thanks to another positive earnings season and evidence of improving economic growth. The year 2011 started out strong. With the global economic recovery broadening, corporate earnings generally were better than expected. European Union debt concerns initially eased following supportive statements and successful Portuguese and Spanish debt sales. The mood turned negative following the turbulence in the Middle East and North Africa and subsequent spike in oil prices. Then Japan was hit by a tsunami and nuclear disaster. From April onwards, sentiment changed for the worse. Recession fears and concerns over the escalating euro debt crisis hurt equities. Rising worries about the global economy triggered more turbulence and a broad flight to safety, hitting risky assets and commodities like copper and oil. Economic data from Europe and China deteriorated, raising recession fears. A sharp rebound in October, thanks to perceived progress in addressing the euro sovereign debt crisis, brought returns for the period back into positive territory.

The Fund lagged its benchmark over the year. Stock selection detracted in North America and the emerging markets but was positive in the developed Europe and Pacific regions. Stock picking in consumer staples, energy and industrials disappointed. Several holdings in emerging markets stocks within the Economic Growth theme detracted from results. Meat supplier China Yurun Food Group Ltd. was the worst performer. Shares fell sharply after the company warned of controversy surroundings its products. Chinese agricultural group Chaoda Modern Agriculture Holdings Ltd. and Mexican building company Empresas ICA S.A.B. de C.V. also underperformed. Building and construction sentiment in Mexico and Latin America were poor during the period, which hurt Empresas ICA’s share price. In the Digital Revolution theme, Hewlett Packard Co. (“HP”) disappointed. Equity markets disagreed with the strategic direction taken by CEO Apotheker and the shares underperformed. In contrast, HP’s bid for UK software company Autonomy benefited the Fund. Some of the Fund’s best performing stocks for the period were found in Digital Revolution: Apple, Inc. continued to perform well on record sales of its iPhone and iPad. We introduced three new subthemes during the period. Within the “Change in Consumer Behavioral” theme, we introduced a subtheme called the “Conspicuous Consumer.” The number of high net worth individuals (individuals with more than $1 million liquid financial assets) is increasing fast and those individuals are getting richer as well, especially in emerging markets like China. This changes global consumption patterns. We bought a position in the high-end Hong Kong based retailer Hengdeli Holdings Ltd., which benefits from the strong demand for expensive branded watches among wealthy Chinese customers. We also introduced a position in the Macau casino operator Sands China Ltd., which benefits from demand for gaming as VIPs and middle class Chinese spend more time and money in Macau. Within the “Economic Growth” theme we initiated the “Rise of the Chinese” subtheme, as we believe Chinese companies will grow more and more outside their home market, increasingly penetrating Western markets. In several industries there are some Chinese companies close to world class status and ready to expand worldwide. We initiated a position in Lonking Holdings Ltd., which fits within this theme as it is a leading Chinese manufacturer of wheel loaders and infrastructure machinery.

Top Ten Holdings as of October 31, 2011 (as a percentage of net assets)
NetApp, Inc.	3.1%
Google, Inc. — Class A	2.3%
Apple, Inc.	2.2%
SPDR S&P Biotech ETF	2.1%
Nestle S.A.	2.1%
BP PLC	1.8%
HSBC Holdings PLC	1.7%
Microsoft Corp.	1.7%
Novartis AG	1.6%
Unilever NV	1.6%

Portfolio holdings are subject to change daily.

The last subtheme we launched is “Big Data.” This subtheme focuses on companies that help efficiently manage the increasing complexity of ever more data. According to Intel, total traffic crossing the Internet in 2010 was roughly 245 exabytes. This is greater than all previous years combined. The Fund’s position in this subtheme is represented by Teradata Corp. (“Teradata”), a maker of hardware and software that manage and analyze vast amounts of data. Teradata outperformed, buoyed by a rise in its full year forecast in May.

Current Strategy and Outlook: Earnings figures seem to confirm that economic growth has entered a soft patch at a time when the sovereign debt crisis is still not over. We believe headwinds will persist over the next few months and think uncertainties will keep equity market volatility high.

We believe our main investment themes represent the most important driving forces behind companies and economies. In our opinion, the high volatility currently in equity markets provides an opportunity to buy stocks that fit our themes but that previously we considered too expensive. We believe that the level of self-sustained economic growth and prosperity in certain emerging markets will increase. In developed markets we expect technology to play an ever bigger role, driven by pressures to increase efficiency and reduce costs, the push for a cleaner environment and demographic shifts that will affect working populations. Finally, we believe that the flexibility and resilience of the global economy will overcome most if not all potential barriers on the global economic path of growth.

*	Effective May 1, 2011, Tycho van Wijk and Tjeert Keijzer were removed as portfolio managers to the Fund and Huub van der Riet and Alex van der Laan were added.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL OPPORTUNITIES FUND

Average Annual Total Returns for the Periods Ended October 31, 2011
	1 Year	5 Year	Since Inception of Class A July 1, 2003		Since Inception of Class B July 8, 2003		Since Inception of Class C July 7, 2003		Since Inception of Class I September 8, 2003		Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	(9.49)%	(4.63)%	5.17%		—		—		—		—
Class B(2)	(9.48)%	(4.58)%	—		4.76%		—		—		—
Class C(3)	(5.70)%	(4.24)%	—		—		4.81%		—		—
Class I	(3.55)%	(3.12)%	—		—		—		5.67%		—
Class W	(3.94)%	—	—		—		—		—		(7.38)%
Excluding Sales Charge:
Class A	(3.96)%	(3.50)%	5.92%		—		—		—		—
Class B	(4.78)%	(4.25)%	—		4.76%		—		—		—
Class C	(4.76)%	(4.24)%	—		—		4.81%		—		—
Class I	(3.55)%	(3.12)%	—		—		—		5.67%		—
Class W	(3.94)%	—	—		—		—		—		(7.38)%
MSCI ACWISM	0.43%	(0.30)%	6.89	%(4)	6.89	%(4)	6.89	%(4)	6.45%(5)		(2.37	)%(6)
MSCI ACWI ex-US	(4.66)%	(0.37)%	9.23	%(4)	9.23	%(4)	9.23	%(4)	8.69	%(5)	(3.58	)%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for the index is shown from July 1, 2003.

(5)	Since inception performance for the index is shown from September 1, 2003.

(6)	Since inception performance for the index is shown from February 1, 2008.

ING GLOBAL REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

	Country Allocation as of October 31, 2011 (as a percentage of net assets)
	United States	44.6%
	Japan	12.8%
	Hong Kong	10.7%
	Australia	9.9%
	United Kingdom	5.0%
	France	4.5%
	Singapore	4.5%
	Canada	3.5%
	Switzerland	0.7%
	Germany	0.6%
	Countries between 0.5%–0.6%ˆ	2.1%
	Assets in Excess of Other Liabilities*	1.1%
	Net Assets	100.0%

*	Includes short-term investments.
ˆ	Includes 5 countries, which each represents 0.5%–0.6% of net assets.

Portfolio holdings are subject to change daily.

ING Global Real Estate Fund (“Global Real Estate” or the “Fund”) seeks to provide investors with high total return, consisting of capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, Chief Investment Officer, CFA and Portfolio Manager, Steven D. Burton, Managing Director, CFA and Portfolio Manager and Joseph P. Smith, Managing Director and Portfolio Manager, of CBRE Clarion Securities LLC — the Sub-Adviser.*

Performance: For the year ended October 31, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of 0.52%, compared to the S&P Developed Property Index, which returned 1.63% for the same period.

Portfolio Specifics: The past twelve months have been a period of modestly positive total returns for global real estate stocks as the continued improvement in listed real estate company fundamentals have been tempered by uneven macro-economic news. Investor concerns regarding the uncertainty surrounding the political processes in Europe and the U.S. to address high levels of government debt have weighed on market sentiment, as have worries on whether the Chinese government can engineer a soft landing. The mixed nature of macro-economic news continues to remind investors that patience will be required in this recovery. During the period, North American property stocks posted the best performance, and were more than strong enough to offset negative total returns posted by the European and Asia-Pacific regions.

The Fund outperformed the S&P Developed Property Index prior to expenses. During the period, the stock selection and country allocation decisions enhanced relative performance. A little more than half of relative outperformance was due to stock selection, which was especially strong in the U.S. as well as in Hong Kong, which more than offset sub-par stock selection in Singapore and Japan. U.S. positioning benefited from strong performance of holdings in the mall, office and apartment sectors while positioning in Hong Kong benefited from an underweight exposure to the underperforming property developers, especially those with exposure to Mainland China. Stock selection in the U.K. also benefited relative performance during the period. Country allocation decisions also added value, primarily due to an underweight to the underperforming European region. Allocation decisions in the Americas were a modest contributor as an overweight to the outperforming Canadian market was the most notable contributor.

Top Ten Holdings as of October 31, 2011 (as a percentage of net assets)
Simon Property Group, Inc.	5.4%
Mitsubishi Estate Co., Ltd.	3.4%
Equity Residential	3.1%
Boston Properties, Inc.	2.9%
Unibail	2.8%
Sun Hung Kai Properties Ltd.	2.7%
Mitsui Fudosan Co., Ltd.	2.7%
AvalonBay Communities, Inc.	2.6%
ProLogis, Inc.	2.5%
Cheung Kong Holdings Ltd.	2.5%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Given the economic and policy headwinds stated above, we increasingly believe that a global real estate securities portfolio should be positioned conservatively. Property company share prices tend to discount future expectations quickly so caution is warranted in the current uncertain market. This means carefully underwriting risk and focusing on current cash flow versus potential future income. As such, we are focusing on owning companies which provide the majority if not all of their income from the ownership of property rather than merchant building or development activities. This also means focusing on companies with what we believe are strong balance sheets, experienced management teams, and resilient property types and geographies. We prefer companies in what we see are stable, mature markets versus newer or less stable markets, which might mean, as an example, London or New York over peripheral Central and Eastern Europe, or Tokyo and Sydney over emerging Asia. We prefer longer-lease property types over shorter-lease property types, and therefore would prefer a regional shopping mall with 5-10 year lease terms versus a hotel company with a 1-2 night average length of stay. This also means focusing on companies that can provide a high proportion of total return prospects via the dividend, since we believe dividend yield to be the anchor of total return prospects looking forward. Near-term uncertainty dictates a conservative stance in portfolio construction.

The rationale for a global listed property strategy remains very much intact including diversification via low long-term correlation to broad equities and bonds, attractive current yield, reasonable valuations and the continued, gradual spread of the real estate investment trust structure globally. Real estate fundamentals will, as always, reflect improving economic conditions on a lagged basis as a result of the underlying lease structures. We continue to believe that total return looking forward will be anchored by improving dividend yields as economic recovery takes hold. While there have been some setbacks in the road to economic recovery of late, and macro-economic risks that remain above average as the result of political processes, we believe that they are not sufficient to derail the positive case for real estate fundamentals over the long run.

*	ING Groep, NV, the indirect parent of both ING Investments, LLC, the Investment Adviser to Global Real Estate and ING Clarion Real Estate Securities, LLC (“Clarion”), the Sub-Adviser to Global Real Estate, agreed to sell Clarion and other affiliated entities to CB Richard Ellis Group, Inc. (the “Transaction”). The completion of the Transaction also resulted in a name change for Clarion to CBRE Clarion Securities LLC (“CBRE Clarion”). In anticipation of the Transaction, on June 14, 2011, the Fund’s shareholders approved a new sub-advisory agreements between ING Investments, LLC and CBRE Clarion on the same terms, compensation structure and portfolio management teams as was in place under the Fund’s previous sub-advisory agreement with Clarion and was effective upon the close of the Transaction. The Transaction closed on July 1, 2011.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL REAL ESTATE FUND

Average Annual Total Returns for the Periods Ended October 31, 2011
	1 Year	5 Year	Since Inception of Class A November 5, 2001		Since Inception of Class B March 15, 2002		Since Inception of Class C January 8, 2002		Since Inception of Class I June 3, 2005		Since Inception of Class O November 15, 2006		Since Inception of Class R August 5, 2011		Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	(5.25)%	(3.58)%	10.27%		—		—		—		—		—		—
Class B(2)	(5.00)%	(3.47)%	—		9.26%		—		—		—		—		—
Class C(3)	(1.16)%	(3.16)%	—		—		9.45%		—		—		—		—
Class I	0.92%	(2.06)%	—		—		—		4.83%		—		—		—
Class O	0.51%	—	—		—		—		—		(2.43)%		—		—
Class R	—	—	—		—		—		—		—		1.98%		—
Class W	0.78%	—	—		—		—		—		—		—		(1.34)%
Excluding Sales Charge:
Class A	0.52%	(2.43)%	10.93%		—		—		—		—		—		—
Class B	(0.19)%	(3.16)%	—		9.26%		—		—		—		—		—
Class C	(0.19)%	(3.16)%	—		—		9.45%		—		—		—		—
Class I	0.92%	(2.06)%	—		—		—		4.83%		—		—		—
Class O	0.51%	—	—		—		—		—		(2.43)%		—		—
Class R	—	—	—		—		—		—		—		1.98%		—
Class W	0.78%	—	—		—		—		—		—		—		(1.34)%
S&P Developed Property Index	1.63%	(2.82)%	10.49	%(4)	10.24	%(5)	10.06	%(6)	4.15	%(7)	(2.82	)%(8)	(7.45	)%(9)	(2.61	)%(10)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Real Estate Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover.

The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for the index is shown from November 1, 2001.

(5)	Since inception performance for the index is shown from March 1, 2002.

(6)	Since inception performance for the index is shown from Janurary 1, 2002.

(7)	Since inception performance for the index is shown from June 1, 2005.

(8)	Since inception performance for the index is shown from November 1, 2006.

(9)	Since inception performance for the index is shown from August 1, 2011.

(10)	Since inception performance for the index is shown from February 1, 2008.

ING GLOBAL VALUE CHOICE FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of October 31, 2011 (as a percentage of net assets)
	United States	25.0%
	Japan	19.6%
	Canada	10.4%
	France	6.1%
	Russia	4.8%
	South Africa	3.9%
	South Korea	3.9%
	Australia	2.7%
	United Kingdom	2.6%
	Countries between 0.1%–2.4%ˆ	18.0%
	Assets in Excess of Other Liabilities*	3.0%
	Net Assets	100.0%

*	Includes short-term investments.
ˆ	Includes 16 countries, which each represents 0.1%–2.4% of net assets.

Portfolio holdings are subject to change daily.

ING Global Value Choice Fund (“Global Value Choice” or the “Fund”) seeks long-term capital appreciation. The Fund is managed by David B. Iben, CFA, Portfolio Manager of Tradewinds Global Investors, LLC (“Tradewinds”) — the Sub-Adviser.

Performance: For the year ended October 31, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.69% compared to the MSCI All Country World IndexSM (“MSCI ACWISM”) which returned 0.43% for the same period.

Portfolio Specifics: The Fund had positive absolute returns during the one year period ending October 31, 2011, and outperformed its benchmark, the MSCI ACWISM.

Much of the Fund’s relative outperformance for the period was due to its investments in the materials and energy sectors. However, the Fund’s utility sector holdings, along with its relative underweight in consumer staples, detracted from Fund’s performance during the period. Cash, which is a residual of our investment process, also detracted from relative performance. The Fund continues to maintain a relative overweight in the materials sector.

The period’s top absolute contributors to performance came from the energy sector. Petroleum refiner and marketer Tesoro Corp. was the top contributor to performance. Rising oil prices during the first half of the period caused a reevaluation of the worth inherent in companies which drill, produce, refine and distribute this important commodity. Accordingly, the Fund trimmed and sold oil companies on significant price appreciation. U.S.-based natural gas producer Chesapeake Energy Corp. was the second best contributor to performance, as sentiment toward the role of abundantly available natural gas in the global energy matrix turned more favorable upon increased instability in oil producing countries.

Top Ten Holdings as of October 31, 2011* (as a percentage of net assets)
Newmont Mining Corp.	4.6%
Electricite de France SA	3.5%
Barrick Gold Corp.	3.5%
Cameco Corp.	3.4%
Eli Lilly & Co.	3.4%
Wal-Mart Stores, Inc.	2.8%
Nippon Telegraph & Telephone Corp.	2.5%
East Japan Railway Co.	2.5%
American International Group, Inc.	2.5%
Gazprom OAO ADR	2.3%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Ongoing troubling news regarding the stricken Fukushima Daiichi nuclear plant in Japan catalyzed extremely negative sentiment toward companies involved in the nuclear chain. Electricite de France S.A. (“EDF”), a French integrated energy company, is the leading electricity producer in Europe and the largest nuclear plant operator in the world. The Fund’s holding in EDF suffered, in our opinion, due to three reasons: (1) concerns about the French government setting low tariffs for wholesale and retail electricity; (2) fears of additional capital expenditure due to the Fukushima accident; and (3) EDF having to purchase peak power at much higher prices as a result of the unusually dry spring weather in France. Cameco Corp., the world’s largest uranium producer, was another detractor from performance this period. It is our belief that nuclear power still meets important global energy requirements, and we took advantage of price correction to add to the Fund’s holdings of high quality nuclear energy-related companies.

Current Strategy and Outlook: As equities continue to wildly fluctuate, we believe many market participants will attempt tactical asset movements in an effort to minimize losses and catch upside performance. Our belief that damage can be done to portfolios when unpredictable markets move against these tactical decisions makes us very wary of such strategies. Instead, we believe that the most effective way to limit the impact of volatility and downdrafts is to build positions in what we believe are exceptional businesses at inexpensive entry points, then maintain those positions until they become fully valued, an even greater value disconnect is discovered, or further information undercuts the initial analysis. While this style of investment can be subject to short-term underperformance, we believe investors with resolve will find their long-term interests best served by just such a philosophy.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL VALUE CHOICE FUND

Average Annual Total Returns for the Periods Ended October 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class I September 6, 2006		Since Inception of Class W June 1, 2009
Including Sales Charge:
Class A(1)	(3.21)%	7.49%	7.35%	—		—
Class B(2)	(3.06)%	7.68%	7.23%	—		—
Class C(3)	0.93%	7.97%	7.23%	—		—
Class I	3.04%	9.21%	—	9.34%		—
Class W	2.98%	—	—	—		14.05%
Excluding Sales Charge:
Class A	2.69%	8.77%	7.98%	—		—
Class B	1.94%	7.98%	7.23%	—		—
Class C	1.93%	7.97%	7.23%	—		—
Class I	3.04%	9.21%	—	9.34%		—
Class W	2.98%	—	—	—		14.05%
MSCI ACWISM*	0.43%	(0.30)%	5.30%	0.65	%(4)	12.25%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Value Choice Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

*	Prior to October 31, 2002, the index did not include the deduction of withholding taxes.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for the index is shown from September 1, 2006.

Prior to April 24, 2006, the Fund was advised by a different sub-adviser.

ING GREATER CHINA FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of October 31, 2011 (as a percentage of net assets)
China	48.5%
Taiwan	25.2%
Hong Kong	24.6%
Canada	0.1%
Assets in Excess of Other Liabilities	1.6%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING Greater China Fund (“Greater China” or the “Fund”) seeks long-term capital appreciation. The Fund is managed by Bratin Sanyal, Oscar Leung Kin Fai, CFA and Michael Hon Lung Chiu, CFA of ING Investment Management Asia/Pacific (Hong Kong) Limited — the Sub-Adviser.

Performance: For the year ended October 31, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of (12.53)% compared to the MSCI All Countries Golden Dragon IndexSM, which returned (10.67)% for the same period.

Portfolio Specifics: External market weaknesses led by the European credit crisis hurt China as an emerging market, while domestic concerns such as the austerity measures targeting the property sector did not help sentiment either. On the positive side, China’s GDP growth remained above the rest of the world. Hong Kong outperformed marginally, losing less than China, despite rising concerns on potential economic slowdown in 2012. Taiwan also declined but was the strongest relative performer of the three markets. High dividend yield stocks such as telecommunications and selected technology companies outperformed and helped overall market performance.

Stock selection in financials, consumer discretionary and energy added value. An underweight in industrials also helped due to the rising concerns about infrastructure spending under the tight liquidity environment. An overweight of telecommunications also worked well during the market correction, thanks to the high dividend and defensive nature of this sector.

Stock selection in the materials sector detracted from relative results due to the underperformance of the small- and mid-cap companies in this sector. An underweight in technology also worked against the Fund as selected Apple-related names have performed strongly during the year.

Top Ten Holdings as of October 31, 2011 (as a percentage of net assets)
China Mobile Ltd.	5.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	4.9%
Industrial and Commercial Bank of China Ltd.	3.9%
Chow Sang Sang Holdings International Ltd.	3.5%
Hon Hai Precision Industry Co., Ltd.	3.4%
CNOOC Ltd.	3.3%
China Construction Bank	3.3%
Cheung Kong Holdings Ltd.	2.4%
PetroChina Co., Ltd.	2.2%
China Communications Construction Co., Ltd.	2.0%
Portfolio holdings are subject to change daily.

An overweight in China Life Insurance Co. Ltd. (Taiwan) worked well as the mid-sized insurance company continued to deliver strong synergy after its acquisition of Prudential in Taiwan. Chow Sang Sang Holdings International Ltd., a high-end jewelry retailer, did well again thanks to strong jewelry demand from Chinese customers. A timely overweight in Evergrande Real Estate Group Ltd., a large scale property developer in China, and Yanzhou Coal Mining Co. Ltd. also worked well. Chunghwa Telecom Co. Ltd. benefited the portfolio due to its high dividend yield while the underweight in Ping An Insurance (Group) Co. of China Ltd. also worked well as the Chinese insurers suffered from slower demand for their investment related products.

An overweight in Real Gold Mining Ltd. hurt performance due to market concerns on its corporate governance standard. Overweights in certain mid-cap stocks such as Fook Woo Group Holdings Ltd., Xinjiang Goldwind Science & Technology Co. Ltd. and Entire Technology Co. Ltd. in Taiwan also hurt the Fund during the general market correction. Other detractors included an overweight of materials company Taiwan Fertilizer Co. Ltd. and an underweight of industrials company Hutchison Whampoa Ltd.

Current Strategy and Outlook: After protracted weakness, the Chinese market finally rebounded in October in expectation of potential monetary policy loosening in the fourth quarter of 2011. We believe inflation, though hovering at more than 6% in September, is likely to come down after October, which may pave the way for the tight policy stance to normalize in the fourth quarter. While we believe an outright interest rate cut remains unlikely, we believe credit standards may be relaxed and loan quotas increased, which should provide the necessary liquidity to the market. In terms of the banking sector, the government also has launched new favorable policies that mainly help the small and medium enterprise segment. Generally speaking, we believe the China market has retreated to a depressed valuation level and should provide a good entry opportunity. Hong Kong market performance is likely to be influenced by developments in both Europe and China while the upcoming Taiwanese presidential election in January may increase market volatility.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING GREATER CHINA FUND

Average Annual Total Returns for the Periods Ended October 31, 2011
	1 Year	5 Year	Since Inception of Class A December 21, 2005		Since Inception of Class B January 6, 2006		Since Inception of Class C January 11, 2006		Since Inception of Class I May 8, 2006		Since Inception of Class O June 4, 2008		Since Inception of Class W August 5, 2011
Including Sales Charge:
Class A(1)	(17.56)%	5.96%	9.12%		—		—		—		—		—
Class B(2)	(17.46)%	6.09%	—		8.27%		—		—		—		—
Class C(3)	(14.02)%	6.40%	—		—		8.30%		—		—		—
Class I	(12.20)%	7.62%	—		—		—		6.41%		—		—
Class O	(12.51)%	—	—		—		—		—		(1.94)%		—
Class W	—	—	—		—		—		—		—		(8.25)%
Excluding Sales Charge:
Class A	(12.53)%	7.22%	10.23%		—		—		—		—		—
Class B	(13.14)%	6.40%	—		8.39%		—		—		—		—
Class C	(13.16)%	6.40%	—		—		8.30%		—		—		—
Class I	(12.20)%	7.62%	—		—		—		6.41%		—		—
Class O	(12.51)%	—	—		—		—		—		(1.94)%		—
Class W	—	—	—		—		—		—		—		(8.25)%
MSCI All Countries Golden Dragon IndexSM	(10.67)%	5.85%	8.16	%(4)	8.16	%(4)	8.16	%(4)	5.70	%(5)	(2.82	)%(6)	(12.85	)%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Greater China Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for the index is shown from January 1, 2006.

(5)	Since inception performance for the index is shown from May 1, 2006.

(6)	Since inception performance for the index is shown from June 1, 2008.

(7)	Since inception performance for the index is shown from August 1, 2011.

ING INDEX PLUS INTERNATIONAL EQUITY FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of October 31, 2011 (as a percentage of net assets)
	United Kingdom	19.6%
	Japan	19.4%
	France	10.0%
	Germany	8.8%
	Australia	8.5%
	Switzerland	6.1%
	Spain	5.1%
	Netherlands	4.0%
	Italy	2.9%
	Countries between 0.1%–2.7%ˆ	13.0%
	Assets in Excess of Other Liabilities*	2.6%
	Net Assets	100.0%

*	Includes short-term investments.
ˆ	Includes 17 countries, which each represents 0.1%–2.7% of net assets.

Portfolio holdings are subject to change daily.

ING Index Plus International Equity Fund (“Index Plus International Equity” or the “Fund”) seeks to outperform the total return Performance of the MSCI Europe, Australasia and Far East® Index (“MSCI EAFE® Index”) while maintaining a market level of risk. The Fund is managed by Pranay Gupta and Vincent Costa, Portfolio Managers, both of ING Investment Management Co. — the Sub Adviser.*

Performance: For the year ended October 31, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of (5.81)% compared to the MSCI EAFE® Index, which returned (4.08)% for the same period.

Portfolio Specifics: Performance of our models was down for the 12 months ended October 31, 2011. Security selection in the information technology, materials, and industrial sectors was the biggest detractor from performance. Within technology, positions in hardware and equipment companies such asIbiden Co. Ltd. and Ricoh Co. Ltd., detracted from performance. In the materials sector, overweights in Arkema SA and Stora Enso Oyj detracted from performance. Some of this underperformance was offset by gains in the financials and consumer discretionary sectors. In financials, positions in European banks added to performance. Underweights in National Bank of Greece SA, Royal Bank of Scotland Group, and UBI Banca S.c.p.A. added to performance. In consumer discretionary, overweights in durable and apparel stocks, including Sega Sammy Holdings, Inc. and Burberry Group PLC, helped performance.

Top Ten Holdings as of October 31, 2011* (as a percentage of net assets)
BP PLC	1.7%
Novartis AG	1.5%
Nestle S.A.	1.4%
Total S.A.	1.4%
Roche Holding AG — Genusschein	1.3%
Telefonica S.A.	1.3%
HSBC Holdings PLC	1.3%
BHP Billiton Ltd.	1.2%
GlaxoSmithKline PLC	1.2%
British American Tobacco PLC	1.1%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Other top contributors for the period include underweights in Tokyo Electric Power Co., Inc. and Carrefour SA, as well as an overweight in Autonomy PLC. The biggest detractors included overweights in Public Power Corp SA, Bekaert SA NV and Fiat S.p.A. Sector allocation had a minimal impact on performance.

Current Strategy and Outlook: Our strategy uses a quantitative investment process to construct enhanced index portfolios. This process employs multiple, uncorrelated alpha streams and forecasting techniques to determine which stocks to over- and underweight relative to the benchmark. The process then combines the forecasted alpha with estimates of risk and trading costs for each stock to construct a portfolio designed to maximize return and control for risk relative to the benchmark.

*	Effective November 28, 2011, Pranay Gupta was replaced with Sam Lam as a portfolio manager to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS INTERNATIONAL EQUITY FUND

Average Annual Total Returns for the Periods Ended October 31, 2011
	1 Year	5 Year	Since Inception of Classes A and I December 21, 2005		Since Inception of Classes B and C January 12, 2006		Since Inception of Class O November 9, 2007		Since Inception of Class W August 5, 2011
Including Sales Charge:
Class A(1)	(11.22)%	(4.80)%	(1.54)%		—		—		—
Class B(2)	(11.13)%	(4.58)%	—		(2.00)%		—		—
Class C(3)	(7.45)%	(4.28)%	—		(1.90)%		—
Class I	(5.34)%	(3.13)%	(0.04)%		—		—		—
Class O	(5.85)%	—	—		—		(7.97)%		—
Class W	—	—	1.09%		—		—		(1.77)%
Excluding Sales Charge:
Class A	(5.81)%	(3.67)%	(0.54)%		—		—		—
Class B	(6.47)%	(4.26)%	—		(1.86)%		—		—
Class C	(6.52)%	(4.28)%	—		(1.90)%		—
Class I	(5.34)%	(3.13)%	(0.04)%		—		—		—
Class O	(5.85)%	—	—		—		(7.97)%		—
Class W	—	—	1.09%		—		—		(1.77)%
MSCI EAFE® Index	(4.08)%	(2.41)%	0.88	%(4)	0.88	%(4)	(5.91	)%(5)	(9.76	)%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus International Equity Fund against the index indicated. The Index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for the index is shown from January 1, 2006.

(5)	Since inception performance for the index is shown from November 1, 2007.

(6)	Since inception performance for the index is shown from August 1, 2011.

ING INTERNATIONAL CAPITAL APPRECIATION FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of October 31, 2011 (as a percentage of net assets)
	United Kingdom	14.5%
	Japan	13.2%
	China	9.8%
	Germany	7.9%
	Switzerland	7.8%
	Canada	6.2%
	Australia	5.9%
	Brazil	3.7%
	India	3.5%
	Italy	3.3%
	Countries between 0.2%–2.8%ˆ	24.2%
	Assets in Excess of Other Liabilities*	0.0%
	Net Assets	100.0%

*	Includes short-term investments.
ˆ	Includes 17 countries, which each represents 0.2%–2.8% of net assets.

Portfolio holdings are subject to change daily.

ING International Capital Appreciation Fund (“International Capital Appreciation” or the “Fund”) seeks capital appreciation. The Fund is managed by a team of investment professionals led by Thomas R.H. Tibbles, CFA, Barry A. Lockhart, CFA, Trevor Graham, CFA, and Patrick Tan of Hansberger Global Investors, Inc. (“HGI”) — the Sub-Adviser.

Performance: For the year ended October 31, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of (9.12)%, compared to the MSCI All Country World (ex-US) IndexSM (“MSCI ACWI ex-USSM”), which returned (4.66)% for the same period.

Portfolio Specifics: International equity markets posted negative absolute terms over the past year. The Fund underperformed the MSCI ACWI ex-USSM during the year ended October 31, 2011 as the Fund’s high quality secular growth bias was not rewarded in our opinion. The majority of the Fund’s underperformance was driven by security selection.

According to attribution, the materials, consumer staples and financials sectors were the largest detractors over the past year, due primarily to negative security selection. Within the materials sector, global polysilicon producer for the electronics and solar industries Wacker Chemie AG and global steel producer Arcelor Mittal were the largest detractors from relative performance. Within the consumer staples sector, the Brazilian retailer Hypermarcas S.A. was the largest detractor. The information technology, consumer discretionary and telecommunication services sectors were the largest contributors over the past year due primarily to positive security selection. Within the information technology sector, U.K. technology company, Autonomy Corp. PLC was the largest contributor to performance as a world leader in enterprise search software was acquired by Hewlett-Packard. Within the consumer discretionary sector, Bayerische Motoren Werke AG was a large contributor to performance as the company continued to gain market share and boost sales.

Top Ten Holdings as of October 31, 2011* (as a percentage of net assets)
Telenor ASA	2.4%
Samsung Electronics Co., Ltd. GDR	2.3%
Canon, Inc.	2.2%
Toyota Motor Corp.	2.1%
WorleyParsons Ltd.	2.1%
Saipem S.p.A.	2.1%
Vedanta Resources PLC	2.1%
Adidas AG	2.0%
Woodside Petroleum Ltd.	1.9%
BHP Billiton Ltd.	1.9%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Attribution indicates that from a regional perspective, Pacific ex-Japan, Europe, North America (Canada) and emerging markets were detractors from relative performance, primarily due to security selection. Within the Pacific ex-Japan region, apparel retailer Esprit Holdings Ltd. detracted from relative performance. Within Europe, technology company Aixtron AG and Austrian bank Erste Bank der Oesterreichischen Sparkassen AG detracted from performance. Japan was the largest contributor to relative performance due to positive stock selection in the region. Stocks that contributed to the positive performance in Japan included internet retailer Rakuten, Inc., robotics manufacturer Fanuc Ltd. and apparel retailer Fast Retailing Co. Ltd.

Current Strategy and Outlook: In our opinion, economic prospects may slow but remain positive during the next several years led by emerging markets, which may potentially drive overall global economic growth. We are still favorably disposed towards international equities. From a strategic perspective we remain constructive on emerging market equities. Uncertainties still remain, such as sovereign risk and slowing economic growth in the developed world. As always, we remain focused on company specific opportunities, and overall portfolio positioning is reflective of those individual decisions in the context of our overall macro, sector and regional risk controls.

We continue to actively pursue a disciplined, consistent approach that seeks to select stocks from what we believe are high quality companies with strong secular growth profiles and compelling competitive advantages. We believe the Fund is well positioned to capitalize on good relative growth opportunities over the coming year.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL CAPITAL APPRECIATION FUND

Average Annual Total Returns for the Periods Ended October 31, 2011
	1 Year	5 Year	Since Inception of Classes A and I December 21, 2005		Since Inception of Class B January 9, 2006		Since Inception of Class C January 24, 2006		Since Inception of Class W August 7, 2009
Including Sales Charge:
Class A(1)	(14.30)%	(3.54)%	(0.86)%		—		—		—
Class B(2)	(14.33)%	(3.54)%	—		(1.49)%		—		—
Class C(3)	(10.69)%	(3.22)%	—		—		(1.12)%		—
Class I	(8.89)%	(2.09)%	0.48%		—		—		—
Class W*	(8.82)%	—	—		—		—		3.16%
Excluding Sales Charge:
Class A	(9.12)%	(2.40)%	0.15%		—		—		—
Class B	(9.83)%	(3.18)%	—		(1.33)%		—		—
Class C	(9.79)%	(3.22)%	—		—		(1.12)%		—
Class I	(8.89)%	(2.09)%	0.48%		—		—		—
Class W*	(8.82)%	—	—		—		—		3.16%
MSCI ACWI ex-US	(4.66)%	(0.37)%	2.63	%(4)	2.63	%(4)	1.48	%(5)	6.66	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Capital Appreciation Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for the index is shown from January 1, 2006.

(5)	Since inception performance for the index is shown from February 1, 2006.

(6)	Since inception performance for the index is shown from August 1, 2009.

*	Performance from since inception through March 7, 2010, reflects that of Class Q shares. On March 8, 2010, Class Q shareholders of the Fund were converted to Class W shares.

ING INTERNATIONAL CORE FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of October 31, 2011 (as a percentage of net assets)
	United Kingdom	21.0%
	Japan	10.5%
	France	9.8%
	Germany	9.3%
	Switzerland	9.3%
	China	5.1%
	Canada	4.9%
	Brazil	4.4%
	South Korea	3.2%
	United States	2.1%
	Countries between 0.1%–2.2%ˆ	16.6%
	Assets in Excess of Other Liabilities*	3.8%
	Net Assets	100.0%

*	Includes short-term investments.
ˆ	Includes 19 countries, which each represents 0.1%–2.2% of net assets.

Portfolio holdings are subject to change daily.

ING International Core Fund (“International Core” or the “Fund”) seeks long-term growth of capital. The Fund’s assets are managed by two sub-advisers — Wellington Management Company, LLP (“Wellington”) and Thornburg Investment Management, Inc. (“Thornburg”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion of the Fund’s assets that is allocated to the sub-adviser. The following individuals are primarily responsible for the day-to-day management of their respective portions of the Fund: William V. Fries, CFA, Wendy Trevisani, and Lei Wang, CFA, all Portfolio Managers of the portion of the Fund that is managed by Thornburg, and Nicolas M. Choumenkovitch, and Tara Connolly Stilwell, CFA, all Portfolio Managers the portion of the Fund that is managed by Wellington.

Performance: For the period from inception on February 8, 2011 through October 31, 2011, the Fund’s Class I shares, provided a total return of (11.70)% compared to the MSCI Europe, Australasia, Far East® Index (“MSCI EAFE® Index”) and the MSCI All Country World (ex-US) IndexSM (“MSCI ACWI ex-USSM”), which returned (10.89)% and (11.19)%, respectively, for the same period.

Portfolio Specifics: Wellington sleeve(1): The fund underperformed the MSCI ACWI ex-USSM by approximately 8 basis points. Allocation among sectors, a residual of the bottom up stock selection process, was the primary driver of underperformance. An underweight to the health care and consumer staples sectors, and an overweight to industrials and information technology detracted from relative performance. An underweight to financials and materials partially offset negative results. Stock selection contributed to relative performance due to strong selection in utilities, industrials, and information technology. Weak selection within materials and energy partially offset relative results.

Top contributors to relative performance during the period included international tobacco company Imperial Tobacco Group PLC (consumer staples) and international electricity and gas company, National Grid PLC (utilities). Top detractors from relative performance included Switzerland-based financial services company, UBS Financial, LLC (financials) and diversified international mining company, Rio Tinto PLC (materials).

Derivatives were not an active part of the investment process during the period. While there was small exposure to warrants, they did not have a material impact on performance.

Top Ten Holdings as of October 31, 2011* (as a percentage of net assets)
BG Group PLC	2.1%
SAP AG	1.9%
Vodafone Group PLC	1.8%
Tesco PLC	1.8%
British American Tobacco PLC	1.7%
Standard Chartered PLC	1.5%
Teva Pharmaceutical Industries Ltd. ADR	1.4%
Mitsubishi UFJ Financial Group, Inc.	1.4%
National Grid PLC	1.4%
Imperial Tobacco Group PLC	1.4%
* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Thornburg sleeve(1): The fund underperformed the MSCI ACWI ex-USSM by approximately 84 basis points. Market conditions from the inception date of February 8, 2011 to October 31, 2011 were challenging. The sovereign debt crisis in the Eurozone and the debt debacle in the US exerted pressure on most developed markets; the Japanese earthquake in the first quarter put a strain on industries globally; and unrest in the Middle East and North Africa caused major swings in oil prices.

On a relative basis, the consumer discretionary and industrials sectors were the top sectors for the period due to positive stock selection, while the financials and health care sectors were the worst due to negative stock selection.

British American Tobacco PLC and Hyundai Motor Co. were the primary contributors to return. BNP Paribas S.A. and ArcelorMittal were the primary detractors.

Current Strategy and Outlook: Wellington sleeve(1): At a macro level, we believe the developed world will remain in a low growth environment. Against a backdrop of higher volatility, we strive to maintain a well-balanced portfolio with investments that represent diverse economic drivers that are not necessarily reliant on broader GDP growth. We are generally positioned for a stronger U.S. dollar and a better U.S. economy over time. In addition, given how far Europe has fallen, we are looking for attractively valued stock-specific opportunities there.

Within the fund, we moved to an overweight position in more defensive sectors, such as health care and consumer staples. Conversely, we reduced our overweight in industrials, and we increased our underweight in telecommunications. In general, the fund has less exposure to economic cyclicality.

As is consistent with the investment approach, we continue to look for opportunities at a company-by-company level, focusing on those companies which can deliver improvements in return on invested capital (“ROIC”) or sustain ROIC for longer than the market anticipates.

Thornburg sleeve(1): While headlines are likely to continue to be unnerving, we believe corporate balance sheets are broadly healthy, moderation of commodity prices is a relief to input costs, inventory levels are in decent shape, and in many cases valuations and dividend yields are increasingly compelling, especially given the backdrop of ensuing low interest rates. We strive to own a diversified portfolio of companies with strong growth and income prospects, pricing power, and manageable exposure to regulatory and competitive pressures.

(1)	For purposes of these discussions, “the fund” refers to each Sub-Adviser’s respectively managed portion of ING International Core Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL CORE FUND

Cumulative Total Returns for the Periods Ended October 31, 2011
Since Inception of Class I February 8, 2011

Class I	(11.70)%
MSCI EAFE® Index	(10.89)%
MSCI ACWI ex-US	(11.19)%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING International Core Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of the waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

ING INTERNATIONAL GROWTH FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of October 31, 2011 (as a percentage of net assets)
	United Kingdom	21.0%
	Japan	12.9%
	Switzerland	9.1%
	France	5.0%
	China	4.8%
	Australia	4.7%
	Sweden	4.4%
	Brazil	3.9%
	Hong Kong	3.9%
	Denmark	3.8%
	Countries between 0.1%–3.3%ˆ	25.6%
	Assets in Excess of Other Liabilities*	0.9%
	Net Assets	100.0%

*	Includes short-term investments.
ˆ	Includes 24 countries, which each represents 0.1%–3.3% of net assets.

Portfolio holdings are subject to change daily.

ING International Growth Fund (“International Growth” or the “Fund”) seeks long-term growth of capital. The Fund’s assets are managed by two sub-advisers — Baillie Gifford Overseas Limited (“Baillie Gifford”) and T. Rowe Price Associates, Inc. (“TRPA”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion of the Fund’s assets that is allocated to the sub-adviser. The following individuals are primarily responsible for the day-to-day management of their respective portions of the Fund: Gerard Callahan, Portfolio Manager of the portion of the Fund that is managed by Baillie Gifford, and Robert W. Smith, Portfolio Manager of the portion of the Fund that is managed by TRPA.

Performance: For the period from inception on January 6, 2011 through October 31, 2011, the Fund’s Class I shares, provided a total return of (7.00)% compared to the MSCI Europe, Australasia, Far East® Index (“MSCI EAFE® Index”) and the MSCI All Country World (ex-US) IndexSM (“MSCI ACWI ex-USSM”), which returned (6.18)% and (7.66)%, respectively, for the same period.

Portfolio Specifics: Baillie Gifford Sleeve(1) The fund essentially matched the MSCI EAFE® Index prior to expenses. Stock selection in Japan and the UK benefited performance. But the allocation to emerging markets detracted. The share prices of Namco Bandai Holdings, Inc., a toy and video game company, and of Japan Tobacco, Inc., both increased usefully despite the falling stock market. Interestingly, the fund also benefited from a strengthening yen against the U.S. dollar over the period.

Autonomy, the U.K.-based software company, announced an agreed takeover by Hewlett-Packard. We felt that the large premium was sufficient compensation for selling your shares in the company, and Autonomy was a strong contributor to outperformance.

There were, inevitably, some offsets to these contributors. Protalix BioTherapeutics, Inc, the Israeli based biotechnology company, suffered a regulatory set back when the U.S. Food and Drug Administration delayed approval for one of the company’s new products. From the outset, we acknowledged that this would be a volatile investment, and we still believe there to be a positive case for the company’s long-term potential. Polish vodka company CEDC surprised us and the market with a disappointing trading update, seemingly owing to an unconnected series of minor operational mishaps. For now at least, we are minded to watch in anticipation of a rapid recovery to previous growth trends.

TRPA sleeve(1) — The fund outperformed the MSCI All Country World (ex-US) IndexSM prior to expenses. Positive stock selection in the information technology sector was the main contributor to relative performance. Our out-of-benchmark position in Baidu.com (“Baidu”) performed well as the company showed strong revenue growth. Baidu has a quasi-monopoly position in the rapidly expanding Chinese search market, and we believe advertising revenue growth will continue. Shares of Accenture Ltd. also added value as the company’s global initiatives have begun to gain more traction.

Top Ten Holdings as of October 31, 2011 (as a percentage of net assets)
Nestle S.A.	1.8%
Roche Holding AG — Genusschein	1.8%
Carlsberg A/S	1.6%
BHP Billiton PLC	1.5%
Svenska Handelsbanken AB	1.4%
Atlas Copco AB — Class B	1.4%
Cochlear Ltd.	1.3%
Li & Fung Ltd.	1.3%
Itau Unibanco Holding SA ADR	1.2%
Samsung Electronics Co., Ltd. GDR	1.2%

Portfolio holdings are subject to change daily.

Stock selection and our underweight to materials also proved beneficial, led by favorable positioning in the metals and mining industry. Fresnillo PLC, a silver and gold miner based in Mexico and listed in London, was a top contributor. The company is highly correlated with gold and silver prices, both of which rose considerably during the period. Conversely, adverse stock selection and our relative underweight to telecommunication services detracted as investors gravitated toward the defensive nature of telecom companies. Our position in NII Holdings, Inc. detracted due to investor concern over the company’s ability to successfully execute a network upgrade (to 3G). Regionally, stock selection in the Europe ex-U.K. region contributed, while stock selection and our overweight to Latin America held back returns.

Current Strategy and Outlook: Baillie Gifford Sleeve(1) — We consider it to be particularly important to go back to basic company fundamentals during times of unusual volatility and market weakness. The prospect of slower growth globally is well documented. Nevertheless, half the world still seems to be growing and, crucially, the operating performance of our investments strikes us as reassuringly strong. Where we do acknowledge some cyclical headwinds, we believe that balance sheets are strong and liquidity is good, perhaps in contrast to 2008 when markets last fell quickly. We are increasingly excited by the number of opportunities becoming available to us at what we believe are increasingly attractive valuations. With quiet optimism, it feels like a great time to be a long-term equity investor.

TRPA sleeve(1) — In the face of ongoing macroeconomic concerns, we retain a positive longer-term view for international equities given the bottom-up opportunities being presented and the relatively solid fundamentals of the corporate sector. A number of political issues have clouded the near-term outlook, but we believe that stocks will begin to rise when a resolution to overhanging debt issues emerges. We continue to believe that a low global growth outlook, as opposed to a negative growth outlook, is most likely to evolve over the coming years. In developed markets, we favor durable businesses that generate steady cash flows, such as consumer durable and industrial companies that can profit from faster-growing emerging markets. We continue to believe that emerging markets can generate faster and more stable growth than most mature markets, although inflation remains a near-term risk. Urbanization, rising living standards, a growing middle class, and the need for new infrastructure should underpin emerging markets’ growth over the long term.

During this period of heightened market volatility and uncertainty, our resolve has been tested, but our core investment philosophy remains unchanged. We retain our focus on companies where we have strong conviction and will selectively add where we see compelling value.

(1)	For purposes of these discussions, “the fund” refers to each Sub-Adviser’s respectively managed portion of ING International Growth Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL GROWTH FUND

Cumulative Total Returns for the Periods Ended October 31, 2011
Since Inception of Class I January 6, 2011

Class I	(7.00)%
MSCI EAFE® Index	(6.18)%
MSCI ACWI ex-US	(7.66)%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING International Growth Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of the waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

ING INTERNATIONAL REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of October 31, 2011 (as a percentage of net assets)
	Japan	22.7%
	Hong Kong	19.6%
	Australia	17.1%
	United Kingdom	9.7%
	Singapore	8.7%
	France	7.4%
	Canada	5.5%
	Switzerland	1.9%
	Sweden	1.8%
	Netherlands	1.4%
	Countries between 0.2%–1.2%ˆ	3.4%
	Assets in Excess of Other Liabilities	0.8%
	Net Assets	100.0%

ˆ	Includes 6 countries, which each represents 0.2%–1.2% of net assets.

Portfolio holdings are subject to change daily.

ING International Real Estate Fund (“International Real Estate” or the “Fund”) seeks to provide investors with high total return. The Fund is managed by T. Ritson Ferguson, Chief Investment Officer, CFA, Steven D. Burton, Managing Director, CFA, and Joseph Smith, Chief Investment Officer and Portfolio Manager of CBRE Clarion Securities LLC — the Sub-Adviser.*

Performance: For the year ended October 31, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of (6.96)% compared to the S&P Developed ex-US Property Index which returned (4.08)% for the same period.

Portfolio Specifics: Over the past twelve months, international real estate stocks have delivered total returns in the negative 4% range as the continued improvement in listed real estate company fundamentals has been tempered by uneven macro-economic news. Investor concerns regarding the uncertainty surrounding the political processes in Europe and the U.S. to address high levels of government debt have weighed on market sentiment as have worries on whether the Chinese government can engineer a soft landing. The mixed nature of macro-economic news continues to remind investors that patience will be required in this recovery. During the period, the European and Asia-Pacific regions each posted negative total returns.

During the period, country allocation decisions enhanced relative performance while sub-par stock selection offset this benefit. Allocation decisions benefited primarily from an underweight to the underperforming European region. Additionally, an overweight to the outperforming Canadian market also added value. In the Asia-Pacific region, an underweight to the outperforming Japanese market was a modest detractor to relative performance during the period. Sub-par stock selection in Singapore and Japan accounted for a majority of the relative shortfall. Stock selection in Canada was also a modest drag on relative performance. This overshadowed strong stock selection in Hong Kong, which benefited from an underweight exposure to the underperforming property developers, especially those with exposure to Mainland China. Additionally, stock selection in the U.K. benefited relative performance during the period.

Top Ten Holdings as of October 31, 2011 (as a percentage of net assets)
Mitsubishi Estate Co., Ltd.	5.7%
Sun Hung Kai Properties Ltd.	4.9%
Westfield Group	4.7%
Cheung Kong Holdings Ltd.	4.6%
Unibail	4.6%
Mitsui Fudosan Co., Ltd.	4.3%
Hang Lung Properties Ltd.	2.9%
Westfield Retail Trust	2.5%
CapitaLand Ltd.	2.4%
Link Real Estate Investment Trust	2.2%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Given the economic and policy headwinds stated above, we increasingly believe that an international real estate securities portfolio should be positioned conservatively. Property company share prices tend to discount future expectations quickly so caution is warranted in the current uncertain market. This means carefully underwriting risk and focusing on current cash flow versus potential future income. As such, we are focusing on owning companies which provide the majority if not all of their income from the ownership of property rather than merchant building or development activities. This also means focusing on companies with what we believe are strong balance sheets, experienced management teams, and resilient property types and geographies. We prefer companies in stable, mature markets versus newer or less stable markets, which might mean, as an example, London or Paris over peripheral Central and Eastern Europe, or Tokyo and Sydney over emerging Asia. We prefer longer-lease property types over shorter-lease property types, and therefore would prefer a regional shopping mall with 5-10 year lease terms versus a hotel company with a 1-2 night average length of stay. This also means focusing on companies that can provide a high proportion of total return prospects via the dividend, since we believe dividend yield to be the anchor of total return prospects looking forward. Near-term uncertainty dictates a conservative stance in portfolio construction.

The rationale for an international listed property strategy remains very much intact including diversification via low long-term correlation to broad equities and bonds, attractive current yield, reasonable valuations and the continued, gradual spread of the real estate investment trust structure globally. Real estate fundamentals will, as always, reflect improving economic conditions on a lagged basis as a result of the underlying lease structures. We continue to expect total return looking forward to be anchored by improving dividend yields as economic recovery takes hold. While there have been some setbacks in the road to economic recovery of late, and macro-economic risks that remain above average as the result of political processes, we believe that they are not sufficient to derail the positive case for real estate fundamentals over the long run.

*
ING Groep, NV, the indirect parent of both ING Investments, LLC, the Investment Adviser to International Real Estate and ING Clarion Real Estate Securities, LLC (“Clarion”), the Sub-Adviser to International Real Estate, agreed to sell Clarion and other affiliated entities to CB Richard Ellis Group, Inc. (the “Transaction”). The completion of the Transaction also resulted in a name change for Clarion to CBRE Clarion Securities LLC (“CBRE Clarion”). In anticipation of the Transaction, on June 14, 2011, the Fund’s shareholders approved a new sub-advisory agreements between ING Investments, LLC and CBRE Clarion on the same terms, compensation structure and portfolio management teams as was in place under the Fund’s previous sub-advisory agreement with Clarion and was effective upon the close of the Transaction. The Transaction closed on July 1, 2011. Effective March 31, 2011, Mr. Smith was added as a portfolio manager to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL REAL ESTATE FUND

Average Annual Total Returns for the Periods Ended October 31, 2011
	1 Year	5 Year	Since Inception of Classes A, B, C and I February 28, 2006		Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	(12.31)%	(4.56)%	(1.34)%		—
Class B(2)	(12.20)%	(4.46)%	(1.20)%		—
Class C(3)	(8.52)%	(4.14)%	(1.06)%		—
Class I	(6.75)%	(3.13)%	(0.01)%		—
Class W	(6.76)%	—	—		(5.40)%
Excluding Sales Charge:
Class A	(6.96)%	(3.42)%	(0.31)%		—
Class B	(7.79)%	(4.14)%	(1.05)%		—
Class C	(7.64)%	(4.14)%	(1.06)%		—
Class I	(6.75)%	(3.13)%	(0.01)%		—
Class W	(6.76)%	—	—		(5.40)%
S&P Developed ex-US Property Index	(4.08)%	(3.62)%	(0.08	)%(4)	(5.54	)%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Real Estate Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for the index is shown from March 1, 2006.

(5)	Since inception performance for the index is shown from February 1, 2008.

ING INTERNATIONAL SMALLCAP MULTI-MANAGER FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of October 31, 2011 (as a percentage of net assets)
	Japan	19.7%
	United Kingdom	16.7%
	Germany	7.6%
	Australia	7.6%
	France	4.6%
	Canada	3.8%
	Singapore	3.8%
	South Korea	3.7%
	Switzerland	3.6%
	Hong Kong	3.5%
	Countries between 0.0%–2.9%ˆ	23.2%
	Assets in Excess of Other Liabilities*	2.2%
	Net Assets	100.0%

*	Includes short-term investments.
ˆ	Includes 33 countries, which each represents 0.0%–2.9% of net assets.

Portfolio holdings are subject to change daily.

ING International SmallCap Multi-Manager Fund (“International SmallCap Multi-Manager” or the “Fund”) seeks maximum long-term capital appreciation. The Fund’s assets are managed by two sub-advisers — Acadian Asset Management LLC (“Acadian”) and Schroder Investment Management North America Inc. (“Schroders”). Each manages a portion of the Fund’s assets that is allocated to the sub-adviser. The following individuals are primarily responsible for the day-to-day management of their respective portions of the Fund: John R. Chisholm, CFA, Executive Vice President and Chief Investment Officer, Constantine P. Papageorgiou, CFA, Vice President, Brian K. Wolahan, CFA, Senior Vice President, and Patrick J. McCafferty, CFA, Vice President, all Portfolio Managers of the portion of the Fund that is managed by Acadian, and Matthew Dobbs, Portfolio Manager of the portion of the Fund that is managed by Schroders.*

Performance: For the year ended October 31, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of (5.41)% compared to the S&P Developed ex-US SmallCap Index and the S&P Euro-Pacific Asia Composite (“EPAC”) SmallCap Index, which returned (1.50)% and (2.01)%, respectively, for the same period.

Portfolio Specifics: Acadian Sleeve(1) — The fund underperformed the S&P Developed ex-US SmallCap Index by approximately 307 basis points, during a volatile year which saw large and rapid market swings. Active stock selection was quite positive, particularly in Japan, Korea and Germany. This was offset, however, by negative return from active country positions. In particular, the fund saw negative return from several opportunistic emerging markets positions, which detracted value as investors moved to areas of perceived safety during the market turmoil. These included India, Taiwan and China. For the fund as a whole, stock selection was most successful in industrials, telecoms, utilities and staples, and least successful in financials and consumer discretionary. Among the top-contributing holdings for the year were Korea’s SeAH Steel Corp., Yuasa Trading Co., Ltd. in Japan, and Suedzucker AG in Germany. Stock selection was less successful in Canada, France and Switzerland, with top detractors including Golden Star Resources Ltd., Peugeot S.A. and Valora Holding AG.

Schroders Sleeve(1) — The fund underperformed the S&P EPAC SmallCap Index for the fiscal year by approximately 438 basis points. Despite a significant correction in the final quarter of the fiscal year, international smallcap equities were only modestly down over the twelve month period and outperformed their larger peers. The main negative factors included the underweighting of Japan, our Canadian holdings and stock selection in continental Europe. Shortfalls in energy and consumer discretionary were the main detractors at a sector level. Some offset was provided by stock selection in the United Kingdom and in the Pacific ex Japan region. In the United Kingdom, the key contributors were in the consumer cyclical and industrial sectors, while in Pacific ex Japan materials stocks were the main contributor.

Top Ten Holdings as of October 31, 2011 (as a percentage of net assets)
Drax Group PLC	0.9%
Freenet AG	0.8%
Biosensors International Group Ltd.	0.8%
Imtech NV	0.7%
Aurubis AG	0.7%
Delta Lloyd NV	0.7%
SeAH Steel Corp.	0.6%
DCC Group PLC	0.6%
Draegerwerk AG & Co. KGaA	0.6%
Ansell Ltd.	0.6%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Acadian Sleeve(1) — Apprehension about peripheral European nations has sent global equities into an unusually volatile pattern. Meanwhile, data out of key markets increasingly point to a potential slowdown in global economic growth. We believe markets are very likely to remain choppy into 2012. In our view, uncertainty will prevail as the slow-moving European bureaucracy works to shore up its weaker countries and financial institutions. Successful action here, however fiscally painful, would at least put an end to uncertainty and this alone could send markets in a more positive direction. Current portfolio positioning, driven largely by bottom-up stock selection, continues to include opportunistic emerging markets exposure including positions in India, Taiwan, China and Malaysia. The fund also has overweighted allocations to Japan, Germany, Belgium, Hong Kong and Singapore. There is less active emphasis on the U.K., Australia, Switzerland, France, Korea and Spain.

Schroders Sleeve(1) — Our focus remains upon identifying companies offering what we believe are sustainable and relatively visible long-term growth prospects, with sound balance sheets and strong management. These are present across a wide range of regions and sectors, and the fund continues to exhibit a high degree of diversification. Regional positioning has remained fairly stable over the year, although we have added modestly to the Pacific ex Japan and Emerging market exposures at the expense of Europe and Japan.

*	Effective March 23, 2011, Patrick J. McCafferty replaced Qi R. Zeng as a portfolio manager to the Fund.

(1)	For purposes of these discussions, “the fund” refers to each Sub-Adviser’s respectively managed portion of ING International SmallCap Multi-Manager Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL SMALLCAP MULTI-MANAGER FUND

Average Annual Total Returns for the Periods Ended October 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class I December 21, 2005		Since Inception of Class O June 4, 2008		Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	(10.85)%	(2.63)%	6.65%	—		—		—
Class B(2)	(10.75)%	(2.48)%	6.57%	—		—		—
Class C(3)	(6.96)%	(2.12)%	6.58%	—		—		—
Class I	(4.97)%	(1.00)%	—	1.76%		—		—
Class O	(5.32)%	—	—	—		(6.74)%		—
Class W	(5.08)%	—	—	—		—		(3.55)%
Excluding Sales Charge:
Class A	(5.41)%	(1.47)%	7.28%	—		—		—
Class B	(6.05)%	(2.15)%	6.57%	—		—		—
Class C	(6.02)%	(2.12)%	6.58%	—		—		—
Class I	(4.97)%	(1.00)%	—	1.76%		—		—
Class O	(5.32)%	—	—	—		(6.74)%		—
Class W	(5.08)%	—	—	—		—		(3.55)%
S&P Developed ex-US SmallCap Index	(1.50)%	(0.22)%	10.67%	2.93	%(4)	(3.90	)%(5)	(1.47	)%(6)
S&P EPAC Smallcap Index	(2.01)%	(0.80)%	10.23%	2.46	%(4)	(4.52	)%(5)	(2.02	)%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International SmallCap Multi-Manager Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charge.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for the index is shown from January 1, 2006.

(5)	Since inception performance for the index is shown from June 1, 2008.

(6)	Since inception performance for the index is shown from February 1, 2008.

Prior to March 1, 2005, the Fund was advised by a different sub-adviser.

ING INTERNATIONAL VALUE CHOICE FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of October 31, 2011 (as a percentage of net assets)
	Japan	30.5%
	Canada	13.1%
	France	11.1%
	United Kingdom	9.2%
	South Korea	4.6%
	South Africa	4.6%
	Germany	3.4%
	Australia	3.2%
	Netherlands	3.2%
	United States	1.8%
	Countries between 0.9%–2.5%ˆ	13.9%
	Assets in Excess of Other Liabilities*	1.4%
	Net Assets	100.0%

*	Includes short-term investments.
ˆ	Includes 8 countries, which each represents 0.9%–2.5% of net assets.

Portfolio holdings are subject to change daily.

ING International Value Choice Fund (“International Value Choice” or the “Fund”) seeks long-term capital appreciation. The Fund is managed by Peter Boardman and Alberto Jimenez Crespo, Fund Managers of Tradewinds Global Investors, LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of (6.82)% compared to the MSCI Europe, Australasia, Far East® Index (“MSCI EAFE® Index”), which returned (4.08)% for the same period.

Fund Specifics: For the period ended October 31, 2011, the Fund posted negative results and trailed the benchmark. After trending in positive territory, global equities markets took a decidedly negative turn in the later period. The Fund continues to have relatively greater exposure to Japan, Canada and the emerging markets on a regional basis. And on a sector basis, the Fund is overweight telecommunication services companies, while maintaining a long held underweighted position in financial companies. Weighing on absolute performance was stock selection in the consumer discretionary and information technology sectors and company specific issues with Carrefour SA, a French retail chain operator.

Information technology was the largest overall detractor of results on a sector basis. Both the Fund’s overweighted allocation and the holdings therein detracted from returns. Nokia OYG (“Nokia”), a mobile communication company, which supplies mobile phones and provides mobile and IP networks, and Nintendo Co., Ltd. (“Nintendo”), a manufacturer of game consoles, were top individual detractors to overall Fund results. Nokia’s share price declined, early in the period, following its announcement making Microsoft Windows Phone 7 its smartphone operating system, while not providing detailed guidance on the transition, and not providing an update on any future pipeline products. Nintendo’s stock price has been under pressure for some time now but declined further following the disappointing launch of its 3DS portable gaming system and unimpressive announcement about its Wii U, an upcoming home video gaming console.

Top Ten Holdings as of October 31, 2011 (as a percentage of net assets)
Barrick Gold Corp.	3.6%
Nippon Telegraph & Telephone Corp. ADR	3.2%
Sanofi-Aventis	2.9%
SK Telecom Co., Ltd. ADR	2.8%
Cameco Corp.	2.7%
AstraZeneca PLC	2.6%
GlaxoSmithKline PLC	2.6%
Dai Nippon Printing Co., Ltd.	2.6%
AngloGold Ashanti Ltd ADR	2.5%
Telecom Italia S.p.A. RNC	2.5%

Portfolio holdings are subject to change daily.

Energy was the top performing sector for the benchmark and the top contributor to benchmark results. Losses in the Fund were moderated by its position in energy companies. Rising oil prices have caused a reevaluation of the enormous worth inherent in energy companies held in the Fund, such as Royal Dutch Shell PLC and Suncor Energy, Inc., which drill, produce, refine and distribute this scarce commodity. Natural gas companies like Gazprom OAO, also held in the Fund, have also performed quite well, despite a relatively flat gas price. Sentiment toward the role of abundantly available natural gas in the global energy matrix has turned more favorable in light of increased instability in oil producing countries. Further, the speed with which both oil and natural gas facilities can come online to serve demand compares favorably to the increasingly long lead-time for nuclear power, a difference which is growing more impactful in fulfilling energy needs.

Current Strategy and Outlook: As equities continue to wildly fluctuate, we believe many market participants will attempt tactical asset movements in an effort to minimize losses and catch upside performance. The terrific damage which can be done to portfolios when unpredictable markets move against these tactical decisions makes us very wary of such strategies. Instead, we believe that the most effective way to limit the impact of volatility and downdrafts is to build positions in what we believe are exceptional businesses at inexpensive entry points, then maintain those positions until they become fully valued, an even greater value disconnect is discovered or further information undercuts the initial analysis. While this style of investment can be subject to short-term underperformance, we believe investors with resolve will find their long-term interests best served by just such a philosophy.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL VALUE CHOICE FUND

Average Annual Total Returns for the Periods Ended October 31, 2011
	1 Year	5 Year	Since Inception of Classes A and B February 1, 2005	Since Inception of Class C February 4, 2005		Since Inception of Class I December 21, 2005		Since Inception of Class W June 1, 2009
Including Sales Charge:
Class A(1)	(12.19)%	(1.09)%	2.79%	—		—		—
Class B(2)	(12.23)%	(1.02)%	2.89%	—		—		—
Class C(3)	(8.47)%	(0.66)%	—	2.91%		—		—
Class I	(6.50)%	0.45%	—	—		2.42%		—
Class W	(6.62)%	—	—	—		—		5.00%
Excluding Sales Charge:
Class A	(6.82)%	0.09%	3.69%	—		—		—
Class B	(7.61)%	(0.69)%	2.89%	—		—		—
Class C	(7.55)%	(0.66)%	—	2.91%		—		—
Class I	(6.50)%	0.45%	—	—		2.42%		—
Class W	(6.62)%	—	—	—		—		5.00%
MSCI EAFE® Index	(4.08)%	(2.41)%	2.96%	2.96	%(4)	0.88	%(5)	8.55%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Value Choice Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund Holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for the index is shown from February 1, 2005.

(5)	Since inception performance for the index is shown from January 1, 2006.

ING INTERNATIONAL VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of October 31, 2011 (as a percentage of net assets)
	Japan	23.9%
	United Kingdom	17.3%
	France	9.9%
	Germany	8.7%
	Netherlands	8.2%
	Italy	5.2%
	Switzerland	4.4%
	Canada	3.1%
	Brazil	2.4%
	United States	2.0%
	Countries between 0.2%–2.0%ˆ	16.1%
	Liabilities in Excess of Other Assets*	(1.2)%
	Net Assets	100.0%

*	Includes short-term investments.
ˆ	Includes 16 countries, which each represents 0.2%–2.0% of net assets.

Portfolio holdings are subject to change daily.

ING International Value Fund (“International Value” or the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — Brandes Investment Partners, L.P. (“Brandes”), ING Investment Management Co. (“ING IM”) and del Rey Global Investors, LLC (“del Rey”) (each a “Sub-Adviser and collectively, the “Sub-Advisers”).* Each manages a portion of the Fund’s assets that is allocated to the sub-adviser. The following people are responsible for the day-to-day operations of the Fund: Glenn R. Carlson, CFA, Chief Executive Officer, Brent V. Woods, CFA, Managing Director — Investments, Amelia Maccoun Morris, CFA, Director — Investments, W. James Brown, CFA, Director — Investments, Brent Fredberg, Senior Analyst and Jeffrey Germain, Analyst, comprise the voting members of Brandes’ Large Cap Investment Committee; Martin Jansen, David Rabinowitz and Joseph Vultaggio are the Portfolio Managers for the portion of the Fund that is managed by ING IM; and Paul Hechmer is the Portfolio Manager for the portion of the Fund that is managed by del Rey.(1)

Performance: For the year ended October 31, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of (8.33)% compared to the MSCI Europe, Australasia and Far East® Index (“MSCI EAFE® Index”), which returned (4.08)% for the same period.

Portfolio Specifics: Brandes Sleeve(2) — The fund underperformed its benchmark by approximately 87 basis points for the fiscal year. The largest regional detractor to the fund was exposure to Europe. Negative performance for companies based in France weighed heaviest on performance. France Telecom (diversified telecommunication services) and Natixis (commercial banks) were among the France-based holdings contributing to negative performance during the year. The fund’s holdings in Italy also tended to weigh on performance for the period, including Intesa Sanpaolo S.p.A (commercial bank).

From an industry perspective, declines for holdings in the food & staples retailing, commercial banks, and diversified telecommunication industries weighed on performance. Among the weaker-performing holdings in these industries were Carrefour S.A. (France — food & staples retailing), Barclays PLC (United Kingdom — commercial banks), and Portugal Telecom SGPS S.A. (Portugal — diversified telecommunication services). There were some bright spots in the fund as holdings in Switzerland, the United Kingdom, and Japan tended to register positive performance. Top-performers from these countries included Swiss Reinsurance (Switzerland — insurance), GlaxoSmithKline PLC (United Kingdom — pharmaceuticals), and Nippon Telegraph & Telephone Corp. (Japan — diversified telecommunication services). As Japan continues its post-tsunami recovery, there appears to be growing realization in the market that quality Japanese stocks may be currently trading at attractive discounts to their estimated intrinsic values. In addition, the fund’s pharmaceutical and wireless telecommunication companies proved resilient. Positions from these industries experiencing the strongest share price appreciation included Ono Pharmaceutical Co., Ltd. (Japan — pharmaceuticals) and Vivo Participações SA (Brazil — wireless telecommunication services). As of October 31, 2011, the fund’s most substantial country weighting was in Japan. On an industry basis, the fund’s largest exposure was in diversified telecommunication services.

ING IM Sleeve(2) — The fund underperformed its benchmark by approximately 399 basis points for the fiscal year, due to weak security selection, which was primarily centered in consumer staples, industrials and consumer discretionary. Some of the losses were mitigated, however, by positive sector allocation, most notably stemming from overweights to the energy, telecommunications services and information technology sectors. From a regional perspective, weak selection was most evident in Europe, particularly France and Denmark. By contrast, strong selection in Japan bolstered results. Inpex Corp., JGC Corp. (“JGC”) and Power Asset Holdings Ltd. were among the leading performers in the portfolio during the period. We believe Inpex, a Japanese oil and gas production company, is well placed to benefit from the need in Japan to diversify away from nuclear energy power assets. Power Asset Holdings, a Hong Kong utility, outperformed as the defensive nature of its businesses assisted at a time of weak markets and global growth concerns. JGC Corp. outperformed after posting an operating profit for the first time in three years. In addition, JGC ended FY3/11 with an orders backlog totaling 1,189.6 billion meaning record high orders for three consecutive periods. The leading detractors for the year included: Air France-KLM, China Railway Group Ltd. and Carlsberg AS. Air France-KLM underperformed during the latter part of the period after announcing weak 2nd quarter operating results that were significantly worse than expected. Carlsberg A/S, a Danish brewer, came under pressure after Russia, an important source of profit, decided to clamp down on alcoholic beverage trading hours. China Railway Group Ltd. underperformed earlier in the year after posting disappointing earnings growth.

del Rey Sleeve(2) — For the period from February 11, 2011 through October 31, 2011, the fund underperformed its benchmark by approximately 469 basis points for the period since inception of the fund’s management. Uncertainty is one thing in ample supply these days and the most recent period was no exception. After a nearly 12 month hiatus, the fretting finally caught up with Europe’s banks and insurance companies, as they are meaningful holders of large swaths of sovereign debt. Financial shares fell precipitously in recent months, taking the Euro with them. More defensive parts of the market were relative bright spots and unlike the first six months of the year, gold miners actually kept pace with the price of the underlying metal. Given our portfolio weight in the materials sector, this strength helped support performance. Japanese stocks, down and out in months one through six, reestablished themselves during the quarter as a safe haven, as did the much maligned yen which gained versus the Euro. Portfolio sector exposures that moved against the fund included investments in both consumer staples and consumer discretionary, along with technology, where we are overweight. As noted above, to the upside, our overweight investment in materials, and concurrent lack of investment in European financials, served to buoy performance.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL VALUE FUND

Specifically, the fund has performed as one would expect given the current composition of the fund — lagging a bit on the risk-enhanced upside, protecting a bit on the risk-reduced downside. As such, we outperformed the MSCI EAFE® Index for the third calendar quarter, however, October saw a return of appetites for risk assets in the international markets, and we thus have lagged the benchmark since the inception of our management of the fund. This underperformance is broadly a product of underperforming the last gasps of the June 2010 to June 2011 bull market, a time when investing in European Financial shares came back into vogue, and outperforming in the recent sell off. It also highlights somewhat the current composition of our benchmark. With its overweight position in Europe in general and highly levered financials in particular, the MSCI EAFE® Index remains a fairly levered and “high-beta” investor.

Current Strategy and Outlook: Brandes Sleeve(2) — The past year was dominated by a stream of negative headlines surrounding the European sovereign debt crisis. This crisis and the wide cast of characters ensnared in its web of political posturing and regulatory and cultural debate has provoked much unease in the financial markets. Brandes has closely followed the unfolding crisis and has constructed its exposure to financial companies, especially its allocation to European financials, with deliberation and caution. Today’s environment is uncertain. We are very mindful of the risks and take them very seriously. We are a bottom-up manager, where individual company analysis is paramount to our process. Yet, we incorporate many of the big picture developments into our company level valuations, ranging from increasing financial regulations weighing on banks’ returns to developed world deleveraging causing lower revenues and margins for certain industries. We believe our time tested philosophy, rooted in the principles laid out by Benjamin Graham, will serve long-term investors well.

Top Ten Holdings as of October 31, 2011 (as a percentage of net assets)
Sanofi-Aventis	2.3%
Novartis AG	2.2%
Seven & I Holdings Co., Ltd.	1.9%
Royal Dutch Shell PLC — Class A	1.9%
Total S.A.	1.9%
ENI S.p.A.	1.7%
Unilever NV	1.7%
Telecom Italia S.p.A. RNC	1.7%
Vodafone Group PLC	1.6%
GlaxoSmithKline PLC	1.6%

Portfolio holdings are subject to change daily.

ING IM Sleeve(2) — Headline risks increased volatility in international markets during the period as the European sovereign debt crisis fueled pessimism and dampened equity returns. Yet, relatively robust corporate earnings, strong balance sheets and renewed policy responses aimed at recapitalizing the European banks could fortify currently weak investor sentiment. What’s more, indications are that China may have a soft landing after a period of substantial monetary tightening. Against this backdrop we believe that international equity markets will stabilize and strengthen as we head into 2012. Since the last commentary we have reduced our emerging market and Japan exposure, favoring European stocks. In addition we have increased the number of holdings in the fund to help achieve an improved risk/reward ratio.

del Rey Sleeve(2): The del Rey International strategy continues to have a meaningful overweight to Japan, and the technology & materials sectors, while maintaining a significant underweight to financial services companies. Our conservative approach to investing dictates that the portfolio will remain diversified across numerous risk drivers. Such diversification does not come without costs, especially when success is measured against the sometimes non-diversified momentum investor that the benchmark index itself is. With more than 20% of our portfolio exposures not found within the benchmark’s holdings, having short term performance that mimics it should be considered the exception, not the norm. Assuming good ideas can be found internationally within the developed and emerging markets, the fund will generally be diversified similarly even if the absolute best ideas happen to reside at any given time in a single risky currency or industry. While some investors yearn for “consistent” short-term outperformance, we continue to actively manage the fund for what we consider to be very attractive investments with a view aimed more toward the horizon. We believe our long-term perspective to be a competitive advantage, and instead consider brief movements down as a potential opportunity to buy more of a company.

*	Effective February 11, 2011, del Rey was added as a third sub-adviser.

(1)	Effective December 13, 2010, Philip A. Schwartz has left ING Investment Management, Co., and Martin Jansen joined the investment team as a portfolio manager for the Fund. Effective April 14, 2011, John Pairaktaridis was removed as a portfolio manager to the Fund and David Rabinowitz was added.

(2)	For purposes of these discussions, “the fund” refers to each Sub-Adviser’s respectively managed portion of ING International Value Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INTERNATIONAL VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended October 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class W July 20, 2009
Including Sales Charge:
Class A(1)	(13.61)%	(5.19)%	5.03%	—
Class B(2)	(13.55)%	(4.98)%	4.92%	—
Class C(3)	(9.88)%	(4.70)%	4.94%	—
Class I	(8.04)%	(3.72)%	6.06%	—
Class W	(8.06)%	—	—	2.47%
Excluding Sales Charge:
Class A	(8.33)%	(4.06)%	5.65%	—
Class B	(9.00)%	(4.74)%	4.92%	—
Class C	(8.98)%	(4.70)%	4.94%	—
Class I	(8.04)%	(3.72)%	6.06%	—
Class W	(8.06)%	—	—	2.47%
MSCI EAFE® Index	(4.08)%	(2.41)%	5.73%	5.31	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Value Fund against the index indicated. The Index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of the fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for the index is shown from August 1, 2009.

ING RUSSIA FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of October 31, 2011 (as a percentage of net assets)
	Energy	32.6%
	Materials	22.1%
	Financials	18.6%
	Consumer Staples	7.8%
	Utilities	5.9%
	Telecommunications	4.3%
	Industrials	1.7%
	Information Technology	0.9%
	Consumer Discretionary	0.9%
	Health Care	0.8%
	Assets in Excess of Other Liabilities*	4.4%
	Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Russia Fund (“Russia” or the “Fund”) seeks long-term capital appreciation through investment primarily in equity securities of Russian companies. The Fund is managed by Angus Robertson and Remco Vergeer, Portfolio Managers, of ING Investment Management Advisors, B.V. — the Sub-Adviser.*

Performance: For the year ended October 31, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of (8.21)% compared to the Russia Trading System (“RTS”) Index and the MSCI Russia 10/40 Index, which returned 0.21% and (1.97)%, respectively, for the same period.

Portfolio Specifics: The Fund’s fiscal year was an eventful period, with many external issues affecting the Russian equity market. With the events in the Middle East at the start of 2011 and the resultant spike in the price of oil, global investors sought to gain exposure to energy related markets, and Russia was a clear beneficiary of this in the first half of the fiscal year. The second half of the year was dominated by intensified European sovereign debt problems, the S&P downgrade of the United States from AAA to AA+ and the growth slowdown in China. These factors caused a wave of risk aversion, from which Russia suffered.

Meanwhile, the economic recovery in Russia gained traction during the year, helped by strong oil prices, while the global growth picture deteriorated. We have seen an ongoing recovery in construction, private consumption and credit growth in Russia. Russia needs big infrastructure investments, triggered among others by hosting the Sochi 2014 Winter Olympics and the FIFA World Cup 2018. Big projects include roads, pipelines and electricity networks. We believe funding of these projects will come from privatization of state assets.

Credit growth accelerated over the year, especially private sector credit. This was helped by the favorable liquidity situation on the back of strong oil prices and declining rates as a result of subsiding inflation. The Central Bank has been successful in its monetary policy, helped by the good harvest and declining food prices. The Central Bank targets inflation at 6-7% and achieved that during the Fund’s fiscal year.

In fiscal year 2011, both the Fund’s sector allocation and stock selection detracted from performance relative to the MSCI Russia 10/40 Index. Stock selection was the main source of underperformance. Energy and materials were the best performing sector in the Russian market; the Fund held underweight positions relative to its benchmark in both sectors, and therefore underperformed. Allocation in the financial sector detracted but stock selection helped, resulting in a slight contribution to relative results. In the consumer staples sector, allocation benefited results but stock selection detracted, resulting in a relative detraction. The negative sector allocation performance was somewhat offset by the underweight positions in the utilities and telecommunications sectors, which benefited the Fund.

Top Ten Holdings as of October 31, 2011 (as a percentage of net assets)
Sberbank of Russian Federation	10.3%
Lukoil-Spon	7.8%
NovaTek OAO GDR	7.4%
Uralkali GDR	6.0%
Magnit OAO	5.6%
Gazprom OAO	5.0%
VTB Bank OJSC GDR	4.8%
Rosneft Oil Co. GDR	4.2%
MMC Norilsk Nickel ADR	4.0%
Tatneft ADR	2.7%
Portfolio holdings are subject to change daily.

In terms of stock performances, the top three relative contributors came from underweight positions in Rostelecom (telecom) and Federal Grid Co. (utility) and an overweight in Novatek OaO (energy). The worst three relative performance detractors were an underweight in Norilsk Nickel (mining), an overweight in IDGC Holdings (utility) and an underweight in Gazprom (energy).

Current Outlook and Strategy: The strategy of the Fund remains unchanged: we concentrate on identifying long-term, what we believe are fundamentally attractive opportunities at both the stock and sector level. While we are acutely aware of the impact of external dynamics on the Russian equity market and the volatility that this can bring, we hold our conviction on positioning and do not aim to make significant short-term portfolio changes. In terms of the outlook for Russian equities, the market valuation level in comparison to other emerging markets is attractive, but it must be remembered that Russia has a market of stocks and not a stock market — this can be explained by the wide range of equity valuations seen on different stocks and sectors within Russia, where premiums and discounts are well justified given the fundamental environment for these companies.

The Fund continues to seek opportunities that fit well with our view of the development of the economy, thus looking for exposure to domestic demand growth, infrastructure spending, liberalization of markets and external trade. The Fund maintains a longer-term preference for domestic sectors over resource sectors. The utilities sector has been used as a funding source but this is changing, as we see that news flow around the sector reached it lows and we expect to see the government’s stance on the sector improve after elections. We are keeping an overweight in the financial sector, as we believe sector fundamentals are strong and banks’ balance sheets are healthy. The majority of the portfolio risk is being taken at the stock level, where we continue to play strong companies against weak companies within their relevant sectors.

*	Effective April 1, 2011, Mr. Vergeer was re-appointed as a portfolio manager to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING RUSSIA FUND

Average Annual Total Returns for the Periods Ended October 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class I September 30, 2009		Since Inception of Class W August 5, 2011
Including Sales Charge:
Class A(1)	(13.50)%	(0.04)%	21.48%	—		—
Class I	(7.78)%	—	—	8.93%		—
Class W	—	—	—	—		(14.65)%
Excluding Sales Charge:
Class A	(8.21)%	1.15%	22.20%	—		—
Class I	(7.78)%	—	—	8.93%		—
Class W	—	—	—	—		(14.65)%
RTS Index	0.21%	0.47%	24.19%	12.57	%(2)	(20.41	)%(3)
MSCI Russia 10/40 IndexSM	(1.97)%	4.79%	N/A	11.70	%(2)	(20.82	)%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Russia Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Since inception performance for the index is shown from October 1, 2009.

(3)	Since inception performance for the index is shown from August 1, 2011.

*	Redemptions on shares held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2011 to October 31, 2011. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2011*	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2011*
ING Diversified International Fund**
Class A	$1,000.00	$833.70	0.50%	$2.31	$1,000.00	$1,022.68	0.50%	$2.55
Class B	1,000.00	830.40	1.25	5.77	1,000.00	1,018.90	1.25	6.36
Class C	1,000.00	830.90	1.25	5.77	1,000.00	1,018.90	1.25	6.36
Class I	1,000.00	835.10	0.25	1.16	1,000.00	1,023.95	0.25	1.28
Class O	1,000.00	834.30	0.50	2.31	1,000.00	1,022.68	0.50	2.55
Class R	1,000.00	833.70	0.75	3.47	1,000.00	1,021.42	0.75	3.82
Class W	1,000.00	834.60	0.25	1.16	1,000.00	1,023.95	0.25	1.28

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

**	The annualized expense ratios do not include expenses of underlying funds.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2011*	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2011*
ING Emerging Countries Fund
Class A	$1,000.00	$805.40	1.81%	$8.24	$1,000.00	$1,016.08	1.81%	$9.20
Class B	1,000.00	802.60	2.56	11.63	1,000.00	1,012.30	2.56	12.98
Class C	1,000.00	802.50	2.56	11.63	1,000.00	1,012.30	2.56	12.98
Class I	1,000.00	807.50	1.40	6.38	1,000.00	1,018.15	1.40	7.12
Class W	1,000.00	806.80	1.56	7.10	1,000.00	1,017.34	1.56	7.93
ING Emerging Markets Equity Fund
Class A(1)	$1,000.00	$1,074.00	1.50%	$0.89	$1,000.00	$1,017.64	1.50%	$7.63
Class C(1)	1,000.00	1,073.00	2.25	1.34	1,000.00	1,013.86	2.25	11.42
Class I(1)	1,000.00	1,074.00	1.25	0.75	1,000.00	1,018.90	1.25	6.36
Class R(1)	1,000.00	1,074.00	1.75	1.04	1,000.00	1,016.38	1.75	8.89
Class W(1)	1,000.00	1,074.00	1.25	0.75	1,000.00	1,018.90	1.25	6.36
ING Global Bond Fund
Class A	$1,000.00	$992.90	0.90%	$4.52	$1,000.00	$1,020.67	0.90%	$4.58
Class B	1,000.00	989.00	1.65	8.27	1,000.00	1,016.89	1.65	8.39
Class C	1,000.00	989.10	1.65	8.27	1,000.00	1,016.89	1.65	8.39
Class I	1,000.00	994.60	0.56	2.82	1,000.00	1,022.38	0.56	2.85
Class O	1,000.00	993.60	0.90	4.52	1,000.00	1,020.67	0.90	4.58
Class R(2)	1,000.00	984.10	1.15	2.75	1,000.00	1,019.41	1.15	5.85
Class W	1,000.00	994.00	0.65	3.27	1,000.00	1,021.93	0.65	3.31
ING Global Equity Dividend Fund
Class A	$1,000.00	$901.10	1.40%	$6.71	$1,000.00	$1,018.15	1.40%	$7.12
Class B	1,000.00	898.10	2.15	10.29	1,000.00	1,014.37	2.15	10.92
Class C	1,000.00	898.80	2.15	10.29	1,000.00	1,014.37	2.15	10.92
Class I	1,000.00	902.80	1.01	4.84	1,000.00	1,020.11	1.01	5.14
Class O	1,000.00	900.90	1.40	6.71	1,000.00	1,018.15	1.40	7.12
Class W	1,000.00	901.80	1.15	5.51	1,000.00	1,019.41	1.15	5.85
ING Global Natural Resources Fund
Class A	$1,000.00	$830.20	1.46%	$6.74	$1,000.00	$1,017.85	1.46%	$7.43
Class I	1,000.00	830.80	1.13	5.21	1,000.00	1,019.51	1.13	5.75
Class W	1,000.00	831.10	1.21	5.58	1,000.00	1,019.11	1.21	6.16
ING Global Opportunities Fund
Class A	$1,000.00	$853.40	1.51%	$7.05	$1,000.00	$1,017.59	1.51%	$7.68
Class B	1,000.00	849.90	2.26	10.54	1,000.00	1,013.81	2.26	11.47
Class C	1,000.00	849.90	2.26	10.54	1,000.00	1,013.81	2.26	11.47
Class I	1,000.00	855.00	1.06	4.96	1,000.00	1,019.86	1.06	5.40
Class W	1,000.00	854.20	1.26	5.89	1,000.00	1,018.85	1.26	6.41

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

(1)	Commencement of operations was October 11, 2011. Expenses paid for the Actual Fund Return reflect the 21-day period ended October 31, 2011.

(2)	Commencement of operations was August 5, 2011. Expenses paid for the Actual Fund Return reflect the 88-day period ended October 31, 2011.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2011*	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2011*
ING Global Real Estate Fund
Class A	$1,000.00	$912.00	1.31%	$6.31	$1,000.00	$1,018.60	1.31%	$6.67
Class B	1,000.00	908.40	2.06	9.91	1,000.00	1,014.82	2.06	10.46
Class C	1,000.00	908.80	2.06	9.91	1,000.00	1,014.82	2.06	10.46
Class I	1,000.00	913.70	0.99	4.78	1,000.00	1,020.21	0.99	5.04
Class O	1,000.00	912.00	1.31	6.31	1,000.00	1,018.60	1.31	6.67
Class R(2)	1,000.00	1,019.80	1.56	3.80	1,000.00	1,017.34	1.56	7.93
Class W	1,000.00	912.80	1.06	5.11	1,000.00	1,019.86	1.06	5.40
ING Global Value Choice Fund
Class A	$1,000.00	$907.60	1.43%	$6.88	$1,000.00	$1,018.00	1.43%	$7.27
Class B	1,000.00	904.20	2.18	10.46	1,000.00	1,014.22	2.18	11.07
Class C	1,000.00	904.10	2.18	10.46	1,000.00	1,014.22	2.18	11.07
Class I	1,000.00	909.30	1.08	5.20	1,000.00	1,019.76	1.08	5.50
Class W	1,000.00	908.80	1.18	5.68	1,000.00	1,019.26	1.18	6.01
ING Greater China Fund
Class A	$1,000.00	$829.80	2.10%	$9.69	$1,000.00	$1,014.62	2.10%	$10.66
Class B	1,000.00	827.30	2.85	13.13	1,000.00	1,010.84	2.85	14.44
Class C	1,000.00	826.80	2.85	13.12	1,000.00	1,010.84	2.85	14.44
Class I	1,000.00	832.20	1.77	8.17	1,000.00	1,016.28	1.77	9.00
Class O	1,000.00	830.10	2.10	9.69	1,000.00	1,014.62	2.10	10.66
Class W(2)	1,000.00	917.50	1.85	4.28	1,000.00	1,015.88	1.85	9.40
ING Index Plus International Equity Fund
Class A	$1,000.00	$835.50	1.15%	$5.32	$1,000.00	$1,019.41	1.15%	$5.85
Class B	1,000.00	832.30	1.90	8.77	1,000.00	1,015.63	1.90	9.65
Class C	1,000.00	831.90	1.90	8.77	1,000.00	1,015.63	1.90	9.65
Class I	1,000.00	836.90	0.71	3.29	1,000.00	1,021.63	0.71	3.62
Class O	1,000.00	835.30	1.15	5.32	1,000.00	1,019.41	1.15	5.85
Class W(2)	1,000.00	982.30	0.90	2.15	1,000.00	1,020.67	0.90	4.58
ING International Capital Appreciation Fund
Class A	$1,000.00	$791.20	1.47%	$6.64	$1,000.00	$1,017.80	1.47%	$7.48
Class B	1,000.00	787.50	2.22	10.00	1,000.00	1,014.01	2.22	11.27
Class C	1,000.00	788.20	2.22	10.01	1,000.00	1,014.01	2.22	11.27
Class I	1,000.00	791.70	1.02	4.61	1,000.00	1,020.06	1.02	5.19
Class W	1,000.00	792.20	1.22	5.51	1,000.00	1,019.06	1.22	6.21
ING International Core Fund
Class I	1,000.00	837.00	0.95	4.40	1,000.00	1,020.42	0.95	4.84
ING International Growth Fund
Class I	1,000.00	854.00	0.99	4.63	1,000.00	1,020.21	0.99	5.04

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

(2)	Commencement of operations was August 5, 2011. Expenses paid for the Actual Fund Return reflect the 88-day period ended October 31, 2011.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2011*	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2011*
ING International Real Estate Fund
Class A	$1,000.00	$868.60	1.47%	$6.92	$1,000.00	$1,017.80	1.47%	$7.48
Class B	1,000.00	864.60	2.22	10.43	1,000.00	1,014.01	2.22	11.27
Class C	1,000.00	865.60	2.22	10.44	1,000.00	1,014.01	2.22	11.27
Class I	1,000.00	870.40	1.14	5.37	1,000.00	1,019.46	1.14	5.80
Class W	1,000.00	869.40	1.22	5.75	1,000.00	1,019.06	1.22	6.21
ING International SmallCap Multi-Manager Fund
Class A	$1,000.00	$811.70	1.70%	$7.76	$1,000.00	$1,016.64	1.70%	$8.64
Class B	1,000.00	808.80	2.35	10.71	1,000.00	1,013.36	2.35	11.93
Class C	1,000.00	808.90	2.35	10.71	1,000.00	1,013.36	2.35	11.93
Class I	1,000.00	813.30	1.25	5.71	1,000.00	1,018.90	1.25	6.36
Class O	1,000.00	812.10	1.60	7.31	1,000.00	1,017.14	1.60	8.13
Class W	1,000.00	813.00	1.35	6.17	1,000.00	1,018.40	1.35	6.87
ING International Value Choice Fund
Class A	$1,000.00	$859.90	1.60%	$7.50	$1,000.00	$1,017.14	1.60%	$8.13
Class B	1,000.00	855.50	2.35	10.99	1,000.00	1,013.36	2.35	11.93
Class C	1,000.00	855.70	2.35	10.99	1,000.00	1,013.36	2.35	11.93
Class I	1,000.00	860.80	1.28	6.00	1,000.00	1,018.75	1.28	6.51
Class W	1,000.00	860.80	1.35	6.33	1,000.00	1,018.40	1.35	6.87
ING International Value Fund
Class A	$1,000.00	$832.60	1.64%	$7.58	$1,000.00	$1,016.94	1.64%	$8.34
Class B	1,000.00	829.60	2.34	10.79	1,000.00	1,013.41	2.34	11.88
Class C	1,000.00	829.10	2.34	10.79	1,000.00	1,013.41	2.34	11.88
Class I	1,000.00	833.80	1.28	5.92	1,000.00	1,018.75	1.28	6.51
Class W	1,000.00	833.60	1.34	6.19	1,000.00	1,018.45	1.34	6.82
ING Russia Fund
Class A	$1,000.00	$759.90	2.03%	$9.00	$1,000.00	$1,014.97	2.03%	$10.31
Class I	1,000.00	762.60	1.73	7.69	1,000.00	1,016.48	1.73	8.79
Class W(2)	1,000.00	853.50	1.78	3.98	1,000.00	1,016.23	1.78	9.05

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

(2)	Commencement of operations was August 5, 2011. Expenses paid for the Actual Fund Return reflect the 88-day period ended October 31, 2011.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Mutual Funds and ING Mayflower Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments or summary portfolios of investments, as indicated, of ING Diversified International Fund, ING Emerging Countries Fund, ING Emerging Markets Equity Fund, ING Global Bond Fund, ING Global Equity Dividend Fund, ING Global Natural Resources Fund, ING Global Opportunities Fund, ING Global Real Estate Fund, ING Global Value Choice Fund, ING Greater China Fund, ING Index Plus International Equity Fund, ING International Capital Appreciation Fund, ING International Core Fund, ING International Growth Fund, ING International Real Estate Fund, ING International SmallCap Multi-Manager Fund, ING International Value Choice Fund, and ING Russia Fund, each a series of ING Mutual Funds, and ING International Value Fund, a series of ING Mayflower Trust, as of October 31, 2011, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds as of October 31, 2011, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 22, 2011

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2011

	ING Diversified International Fund	ING Emerging Countries Fund	ING Emerging Markets Equity Fund	ING Global Bond Fund
ASSETS:
Investments in securities at value+*	$—	$83,147,181	$81,994,784	$574,278,565
Investments in affiliated underlying funds**	128,961,705	—	—	—
Short-term investments at value***	—	2,183,135	—	15,069,000
Short-term investments at amortized cost	—	—	—	17,249,438
Cash	1,226,097	1,922,780	8,127,800	1,593,851
Cash collateral for futures	—	—	—	5,413,943
Receivable for derivatives collateral (Note 2)	—	—	707,000	12,010,000
Foreign currencies at value*****	—	656,413	1,156,653	10,389,453
Foreign cash collateral for futures******	—	—	—	416,656
Receivables:
Investments in affiliated underlying funds sold	139,565	—	—	—
Investments securities sold	—	1,164,127	—	65,619,375
Investment securities sold on a delayed-delivery or when-issued basis	—	—	—	51,624,517
Fund shares sold	4,619	29,945	528,114	22,978,940
Dividends	—	107,793	71,062	1,000
Interest	—	—	78	6,734,569
Unrealized appreciation on forward foreign currency contracts	—	—	—	14,830,935
Unrealized appreciation on swap agreements	—	—	—	809,831
Prepaid expenses	19,138	22,357	75,399	46,446
Reimbursement due from manager	—	—	12,272	11,377
Total assets	130,351,124	89,233,731	92,673,162	799,077,896

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	2,444,398	—	—	—
Payable for investment securities purchased	—	964,460	102,337	51,747,258
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	—	—	81,137,942
Payable for fund shares redeemed	508,410	85,694	1,933,465	1,217,698
Payable upon receipt of securities loaned	—	2,183,135	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	15,342,340
Unrealized depreciation on swap agreements	—	—	—	11,102,440
Payable to affiliates	172,032	109,970	51,122	392,420
Payable for trustee fees	831	779	320	2,736
Payable for cash collateral for futures	—	—	237,055	—
Payable for derivatives collateral (Note 2)	—	—	—	1,847,000
Other accrued expenses and liabilities	163,012	181,442	94,402	222,825
Written options, at fair valueˆ	—	—	—	1,279,663
Total liabilities	3,288,683	3,525,480	2,418,701	164,292,322
NET ASSETS	$127,062,441	$85,708,251	$90,254,461	$634,785,574
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$289,189,224	$153,180,505	$83,925,176	$625,956,527
Undistributed (distributions in excess of) net investment income	(3,478)	(219)	—	396,522
Accumulated net realized gain (loss)	(163,323,310)	(80,734,522)	40,456	13,116,603
Net unrealized appreciation (depreciation)	1,200,005	13,262,487	6,288,829	(4,684,078)
NET ASSETS	$127,062,441	$85,708,251	$90,254,461	$634,785,574

+ Including securities loaned at value	$—	$2,083,910	$—	$—
* Cost of investments in securities	$—	$69,880,249	$76,140,233	$568,928,238
** Cost of investments in affiliated underlying funds	$127,761,700	$—	$—	$—
*** Cost of short-term investments	$—	$2,183,135	$—	$15,069,000
***** Cost of foreign currencies	$—	$661,374	$1,142,266	$10,301,025
****** Cost of foreign cash collateral for futures	$—	$—	$—	$416,656
ˆ Premiums received on written options	$—	$—	$—	$1,550,822

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2011 (CONTINUED)

	ING Diversified International Fund	ING Emerging Countries Fund		ING Emerging Markets Equity Fund		ING Global Bond Fund
Class A
Net assets	$61,325,398		$61,674,807		$21,092	$266,155,302
Shares authorized	unlimited		unlimited		unlimited	unlimited
Par value	$—		$—		$—	$—
Shares outstanding	7,111,369		2,495,478		1,964	22,626,427
Net asset value and redemption price per share	$8.62		$24.71		$10.74	$11.76
Maximum offering price per share (5.75%)+	$9.15		$26.22		$11.40	$12.06	(1)

Class B
Net assets	$10,192,957		$1,899,576	$	n/a	$2,086,428
Shares authorized	unlimited		unlimited		n/a	unlimited
Par value	$—		$—	$	n/a	$—
Shares outstanding	1,189,134		78,658		n/a	178,962
Net asset value and redemption price per share†	$8.57		$24.15	$	n/a	$11.66

Class C
Net assets	$38,541,826		$10,668,913		$3,231	$89,509,788
Shares authorized	unlimited		unlimited		unlimited	unlimited
Par value	$—		$—		$—	$—
Shares outstanding	4,506,443		470,610		301	7,650,092
Net asset value and redemption price per share†	$8.55		$22.67		$10.73	$11.70

Class I
Net assets	$11,956,711		$8,103,641		$90,223,675	$251,111,608
Shares authorized	unlimited		unlimited		unlimited	unlimited
Par value	$—		$—		$—	$—
Shares outstanding	1,388,447		325,123		8,400,490	21,411,682
Net asset value and redemption price per share	$8.61		$24.92		$10.74	$11.73

Class O
Net assets	$3,516,142	$	n/a	$	n/a	$3,985,203
Shares authorized	unlimited		n/a		n/a	unlimited
Par value	$—	$	n/a	$	n/a	$—
Shares outstanding	410,843		n/a		n/a	344,582
Net asset value and redemption price per share	$8.56	$	n/a	$	n/a	$11.57

Class R
Net assets	$137,265	$	n/a		$3,231	$2,924
Shares authorized	unlimited		n/a		unlimited	unlimited
Par value	$—	$	n/a		$—	$—
Shares outstanding	16,117		n/a		301	249
Net asset value and redemption price per share	$8.52	$	n/a		$10.74	$11.75

Class W
Net assets	$1,392,142		$3,361,314		$3,232	$21,934,321
Shares authorized	unlimited		unlimited		unlimited	unlimited
Par value	$—		$—		$—	$—
Shares outstanding	162,204		129,195		301	1,897,272
Net asset value and redemption price per share	$8.58		$26.02		$10.74	$11.56

+ Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable deferred sales charges.
(1) Maximum offering price is 2.50% and is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the maximum offering price is reduced.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2011

	ING Global Equity Dividend Fund	ING Global Natural Resources Fund	ING Global Opportunities Fund	ING Global Real Estate Fund
ASSETS:
Investments in securities at value+*	$77,466,209	$110,891,483	$67,089,152	$3,404,361,310
Short-term investments at value***	1,245,467	2,526,000	1,758,983	41,586,732
Cash	—	539	392,923	15,589
Foreign currencies at value*****	1,856,968	182,878	218,369	300,140
Receivables:
Investments securities sold	10,284,481	—	772,122	20,748,375
Fund shares sold	60,923	135,465	6,078	20,871,439
Dividends	186,293	11,434	108,575	7,349,986
Foreign tax reclaim	56,159	477	41,807	60,208
Prepaid expenses	31,801	14,597	22,019	133,575
Reimbursement due from manager	6,440	—	1,371	—
Total assets	91,194,741	113,762,873	70,411,399	3,495,427,354

LIABILITIES:
Payable for investment securities purchased	9,501,405	285,975	648,518	22,267,146
Payable for fund shares redeemed	121,827	220,547	2,114,165	14,725,749
Payable upon receipt of securities loaned	1,245,467	—	1,758,983	13,315,857
Payable to affiliates	98,627	108,731	122,668	2,692,842
Payable to custodian due to bank overdraft	108,442	—	—	—
Payable for trustee fees	536	621	473	17,151
Other accrued expenses and liabilities	119,727	82,606	202,600	1,533,203
Total liabilities	11,196,031	698,480	4,847,407	54,551,948
NET ASSETS	$79,998,710	$113,064,393	$65,563,992	$3,440,875,406

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$165,030,507	$114,703,980	$174,415,556	$3,814,511,535
Undistributed (distributions in excess of) net investment income	142,765	(1,076)	223	21,085,832
Accumulated net realized loss	(83,796,626)	(16,557,836)	(113,053,553)	(951,837,352)
Net unrealized appreciation (depreciation)	(1,377,936)	14,919,325	4,201,766	557,115,391
NET ASSETS	$79,998,710	$113,064,393	$65,563,992	$3,440,875,406

+ Including securities loaned at value	$1,197,381	$—	$1,638,726	$12,341,098
* Cost of investments in securities	$78,865,402	$95,977,008	$62,885,094	$2,847,224,237
*** Cost of short-term investments	$1,245,467	$2,526,000	$1,758,983	$41,586,732
***** Cost of foreign currencies	$1,834,157	$179,068	$218,414	$304,995

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2011 (CONTINUED)

	ING Global Equity Dividend Fund		ING Global Natural Resources Fund		ING Global Opportunities Fund		ING Global Real Estate Fund
Class A
Net assets		$33,493,989		$106,362,923		$30,586,898	$1,212,619,091
Shares authorized		unlimited		unlimited		unlimited	unlimited
Par value		$—		$—		$—	$—
Shares outstanding		3,331,900		11,330,043		2,316,007	77,027,094
Net asset value and redemption price per share		$10.05		$9.39		$13.21	$15.74
Maximum offering price per share (5.75%)+		$10.66		$9.96		$14.02	$16.70

Class B
Net assets		$6,108,383	$	n/a		$4,793,213	$14,716,188
Shares authorized		unlimited		n/a		unlimited	unlimited
Par value		$—	$	n/a		$—	$—
Shares outstanding		609,090		n/a		379,743	1,130,424
Net asset value and redemption price per share†		$10.03	$	n/a		$12.62	$13.02

Class C
Net assets		$21,984,512	$	n/a		$25,973,450	$207,587,588
Shares authorized		unlimited		n/a		unlimited	unlimited
Par value		$—	$	n/a		$—	$—
Shares outstanding		2,198,950		n/a		2,057,452	15,033,757
Net asset value and redemption price per share†		$10.00	$	n/a		$12.62	$13.81

Class I
Net assets		$3,260,973		$4,960,742		$4,116,519	$1,709,220,283
Shares authorized		unlimited		unlimited		unlimited	unlimited
Par value		$—		$—		$—	$—
Shares outstanding		324,018		526,076		305,018	108,554,496
Net asset value and redemption price per share		$10.06		$9.43		$13.50	$15.75

Class O
Net assets		$13,358,428	$	n/a	$	n/a	$13,520,943
Shares authorized		unlimited		n/a		n/a	unlimited
Par value		$—	$	n/a	$	n/a	$—
Shares outstanding		1,331,372		n/a		n/a	858,829
Net asset value and redemption price per share		$10.03	$	n/a	$	n/a	$15.74

Class R
Net assets	$	n/a	$	n/a	$	n/a	$3,037
Shares authorized		n/a		n/a		n/a	unlimited
Par value	$	n/a	$	n/a	$	n/a	$—
Shares outstanding		n/a		n/a		n/a	193
Net asset value and redemption price per share	$	n/a	$	n/a	$	n/a	$15.73

Class W
Net assets		$1,792,425		$1,740,728		$93,912	$283,208,276
Shares authorized		unlimited		unlimited		unlimited	unlimited
Par value		$—		$—		$—	$—
Shares outstanding		162,748		146,802		6,488	17,957,151
Net asset value and redemption price per share		$11.01		$11.86		$14.47	$15.77

+ Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2011

	ING Global Value Choice Fund	ING Greater China Fund	ING Index Plus International Equity Fund	ING International Capital Appreciation Fund
ASSETS:
Investments in securities at value+*	$621,138,971	$33,352,368	$92,313,713	$37,021,904
Short-term investments at value***	31,958,536	—	3,496,000	795,990
Cash	—	373,843	189	—
Cash collateral for futures	—	—	103,507	—
Foreign currencies at value*****	96	106,379	3,416	38,403
Receivables:
Investments securities sold	3,446,054	759,186	19	271,348
Fund shares sold	582,707	249,982	171,877	9,955
Dividends	1,828,030	12,407	224,528	63,461
Interest	—	—	—	1
Foreign tax reclaim	—	—	133,179	83,419
Unrealized appreciation on forward foreign currency contracts	—	—	48,298	—
Prepaid expenses	35,961	20,428	18,517	8,959
Reimbursement due from manager	—	—	36,481	11,675
Total assets	658,990,355	34,874,593	96,549,724	38,305,115

LIABILITIES:
Payable for investment securities purchased	—	779,296	—	265,194
Payable for fund shares redeemed	866,987	74,998	1,471,983	40,282
Payable upon receipt of securities loaned	17,062,175	—	—	795,990
Unrealized depreciation on forward foreign currency contracts	—	—	102,069	—
Payable to affiliates	688,099	67,188	61,626	37,847
Payable to custodian due to bank overdraft	—	—	—	49,731
Payable for trustee fees	3,293	210	538	297
Other accrued expenses and liabilities	204,776	63,703	184,566	88,521
Total liabilities	18,825,330	985,395	1,820,782	1,277,862
NET ASSETS	$640,165,025	$33,889,198	$94,728,942	$37,027,253

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$601,197,428	$32,984,700	$164,676,718	$89,057,723
Undistributed (distributions in excess of) net investment income	4,867,897	(462)	2,285,357	214,249
Accumulated net realized gain (loss)	51,062,000	(1,252,072)	(78,714,658)	(51,171,359)
Net unrealized appreciation (depreciation)	(16,962,300)	2,157,032	6,481,525	(1,073,360)
NET ASSETS	$640,165,025	$33,889,198	$94,728,942	$37,027,253

+ Including securities loaned at value	$16,365,834	$—	$—	$761,000
* Cost of investments in securities	$638,065,088	$31,195,328	$85,994,639	$38,099,582
*** Cost of short-term investments	$31,958,536	$—	$3,496,000	$795,990
***** Cost of foreign currencies	$93	$106,380	$3,392	$38,982

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2011 (CONTINUED)

	ING Global Value Choice Fund		ING Greater China Fund	ING Index Plus International Equity Fund	ING International Capital Appreciation Fund
Class A
Net assets		$233,166,077	$21,370,182	$7,322,313		$16,510,752
Shares authorized		unlimited	unlimited	unlimited		unlimited
Par value		$—	$—	$—		$—
Shares outstanding		7,235,173	1,505,873	942,436		1,808,515
Net asset value and redemption price per share		$32.23	$14.19	$7.77		$9.13
Maximum offering price per share (5.75%)+		$34.20	$15.06	$8.24		$9.69

Class B
Net assets		$5,770,774	$1,770,774	$387,010		$940,067
Shares authorized		unlimited	unlimited	unlimited		unlimited
Par value		$—	$—	$—		$—
Shares outstanding		168,343	126,600	49,688		105,215
Net asset value and redemption price per share†		$34.28	$13.99	$7.79		$8.93

Class C
Net assets		$134,665,074	$4,185,852	$942,770		$5,977,509
Shares authorized		unlimited	unlimited	unlimited		unlimited
Par value		$—	$—	$—		$—
Shares outstanding		4,448,837	299,199	122,096		666,576
Net asset value and redemption price per share†		$30.27	$13.99	$7.72		$8.97

Class I
Net assets		$241,105,063	$1,923,974	$47,131,740		$5,912,022
Shares authorized		unlimited	unlimited	unlimited		unlimited
Par value		$—	$—	$—		$—
Shares outstanding		7,401,073	135,230	6,041,050		648,100
Net asset value and redemption price per share		$32.58	$14.23	$7.80		$9.12

Class O
Net assets	$	n/a	$4,635,664	$38,942,163	$	n/a
Shares authorized		n/a	unlimited	unlimited		n/a
Par value	$	n/a	$—	$—	$	n/a
Shares outstanding		n/a	329,572	5,048,256		n/a
Net asset value and redemption price per share	$	n/a	$14.07	$7.71	$	n/a

Class W
Net assets		$25,458,037	$2,752	$2,946		$7,686,903
Shares authorized		unlimited	unlimited	unlimited		unlimited
Par value		$—	$—	$—		$—
Shares outstanding		783,211	193	378		840,233
Net asset value and redemption price per share		$32.50	$14.23	$7.79		$9.15

+ Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2011

	ING International Core Fund	ING International Growth Fund	ING International Real Estate Fund	ING International SmallCap Multi-Manager Fund
ASSETS:
Investments in securities at value+*	$336,261,077	$148,823,385	$470,882,371	$300,789,024
Short-term investments at value***	20,626,938	3,198,795	—	1,591,223
Cash	—	2,788,566	2,526,000	3,204,538
Foreign currencies at value*****	182,256	682,600	711	1,302,976
Receivables:
Investments securities sold	2,710,924	1,349,887	4,772	4,703,680
Fund shares sold	1,753,117	125,959	677,995	452,471
Dividends	469,551	261,383	1,741,463	704,451
Interest	—	7	40	30,455
Foreign tax reclaim	213,320	121,875	15,293	188,835
Unrealized appreciation on forward foreign currency contracts	288,355	—	—	1,870
Prepaid expenses	18,540	13,828	14,793	23,307
Reimbursement due from manager	87,938	13,369	—	—
Total assets	362,612,016	157,379,654	475,863,438	312,992,830

LIABILITIES:
Payable for investment securities purchased	5,809,202	1,038,870	—	3,374,611
Payable for fund shares redeemed	6,835,532	3,101,556	445,531	1,031,873
Payable upon receipt of securities loaned	—	2,785,702	—	285,403
Unrealized depreciation on forward foreign currency contracts	—	3,916	—	13,635
Payable to affiliates	244,012	106,088	469,081	333,094
Payable for trustee fees	1,526	788	2,964	2,116
Other accrued expenses and liabilities	108,291	111,028	285,675	283,131
Total liabilities	12,998,563	7,147,948	1,203,251	5,323,863
NET ASSETS	$349,613,453	$150,231,706	$474,660,187	$307,668,967

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$388,780,786	$161,408,389	$764,539,113	$583,006,418
Undistributed net investment income	2,528,280	2,392,205	1,024,400	4,023,061
Accumulated net realized gain (loss)	(21,295,047)	506,566	(343,150,105)	(282,781,580)
Net unrealized appreciation (depreciation)	(20,400,566)	(14,075,454)	52,246,779	3,421,068
NET ASSETS	$349,613,453	$150,231,706	$474,660,187	$307,668,967

+ Including securities loaned at value	$—	$2,652,822	$—	$248,991
* Cost of investments in securities	$356,940,413	$162,893,388	$418,617,759	$297,345,334
*** Cost of short-term investments	$20,626,938	$3,198,795	$—	$1,591,223
***** Cost of foreign currencies	$182,259	$612,498	$705	$1,321,381

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2011 (CONTINUED)

	ING International Core Fund		ING International Growth Fund		ING International Real Estate Fund		ING International SmallCap Multi-Manager Fund
Class A
Net assets	$	n/a	$	n/a		$189,498,935	$99,872,541
Shares authorized		n/a		n/a		unlimited	unlimited
Par value	$	n/a	$	n/a		$—	$—
Shares outstanding		n/a		n/a		24,270,033	2,822,361
Net asset value and redemption price per share	$	n/a	$	n/a		$7.81	$35.39
Maximum offering price per share (5.75%)+		$—		$—		$8.29	$37.55

Class B
Net assets	$	n/a	$	n/a		$2,088,090	$2,592,129
Shares authorized		n/a		n/a		unlimited	unlimited
Par value	$	n/a	$	n/a		$—	$—
Shares outstanding		n/a		n/a		268,253	69,860
Net asset value and redemption price per share†	$	n/a	$	n/a		$7.78	$37.10

Class C
Net assets	$	n/a	$	n/a		$18,966,332	$23,410,084
Shares authorized		n/a		n/a		unlimited	unlimited
Par value	$	n/a	$	n/a		$—	$—
Shares outstanding		n/a		n/a		2,438,327	710,974
Net asset value and redemption price per share†	$	n/a	$	n/a		$7.78	$32.93

Class I
Net assets		$349,613,453		$150,231,706		$253,836,757	$153,676,186
Shares authorized		unlimited		unlimited		unlimited	unlimited
Par value		$—		$—		$—	$—
Shares outstanding		39,572,748		16,154,689		32,478,069	4,329,341
Net asset value and redemption price per share		$8.83		$9.30		$7.82	$35.50

Class O
Net assets	$	n/a	$	n/a	$	n/a	$1,424,732
Shares authorized		n/a		n/a		n/a	unlimited
Par value	$	n/a	$	n/a	$	n/a	$—
Shares outstanding		n/a		n/a		n/a	40,557
Net asset value and redemption price per share	$	n/a	$	n/a	$	n/a	$35.13

Class W
Net assets	$	n/a	$	n/a		$10,270,073	$26,693,295
Shares authorized		n/a		n/a		unlimited	unlimited
Par value	$	n/a	$	n/a		$—	$—
Shares outstanding		n/a		n/a		1,310,262	635,579
Net asset value and redemption price per share	$	n/a	$	n/a		$7.84	$42.00

+ Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2011

	ING International Value Choice Fund	ING International Value Fund	ING Russia Fund
ASSETS:
Investments in securities at value+*	$29,487,831	$712,084,153	$313,681,433
Short-term investments at value***	370,028	5,620,794	17,109,010
Cash	—	694,066	3,086,916
Foreign currencies at value*****	—	308,197	—
Receivables:
Investments securities sold	—	4,311,271	11,198,809
Fund shares sold	67,116	252,163	801,459
Dividends	112,547	4,412,773	1,135,737
Interest	—	3	—
Foreign tax reclaim	15,996	2,193,516	—
Prepaid expenses	12,843	20,124	25,219
Total assets	30,066,361	729,897,060	347,038,583

LIABILITIES:
Payable for investment securities purchased	—	32,029	—
Payable for fund shares redeemed	55,647	23,994,518	753,830
Payable upon receipt of securities loaned	—	518,447	17,109,010
Payable to affiliates	34,629	862,873	408,602
Payable to custodian due to foreign currency overdraft*******	—	—	189
Payable for trustee fees	246	4,975	2,201
Other accrued expenses and liabilities	53,054	703,724	519,798
Total liabilities	143,576	26,116,566	18,793,630
NET ASSETS	$29,922,785	$703,780,494	$328,244,953

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$46,555,776	$1,673,346,517	$355,666,028
Undistributed net investment income / Accumulated net investment loss	725,238	16,370,623	(6,466)
Accumulated net realized loss	(16,123,469)	(907,127,388)	(98,001,997)
Net unrealized appreciation (depreciation)	(1,234,760)	(78,809,258)	70,587,388
NET ASSETS	$29,922,785	$703,780,494	$328,244,953

+ Including securities loaned at value	$—	$501,843	$16,462,000
* Cost of investments in securities	$30,719,750	$791,124,253	$243,036,378
*** Cost of short-term investments	$370,028	$5,620,794	$17,109,010
***** Cost of foreign currencies	$—	$307,678	$—
******* Cost of foreign currency overdraft	$—	$—	$191

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2011 (CONTINUED)

	ING International Value Choice Fund	ING International Value Fund	ING Russia Fund
Class A
Net assets	$21,036,549	$306,023,532		$317,714,589
Shares authorized	unlimited	unlimited		unlimited
Par value	$—	$0.010		$—
Shares outstanding	2,077,672	28,910,246		9,478,298
Net asset value and redemption price per share	$10.13	$10.59		$33.52
Maximum offering price per share (5.75%)+	$10.75	$11.24		$35.56

Class B
Net assets	$480,968	$1,430,031	$	n/a
Shares authorized	unlimited	unlimited		n/a
Par value	$—	$0.010	$	n/a
Shares outstanding	48,324	134,817		n/a
Net asset value and redemption price per share	$9.95	$10.61	$	n/a

Class C
Net assets	$4,449,450	$137,199,091	$	n/a
Shares authorized	unlimited	unlimited		n/a
Par value	$—	$0.010	$	n/a
Shares outstanding	446,601	13,411,843		n/a
Net asset value and redemption price per share	$9.96	$10.23	$	n/a

Class I
Net assets	$3,892,482	$258,683,335		$10,527,803
Shares authorized	unlimited	unlimited		unlimited
Par value	$—	$0.010		$—
Shares outstanding	383,933	24,456,568		311,564
Net asset value and redemption price per share	$10.14	$10.58		$33.79

Class W
Net assets	$63,336	$444,505		$2,561
Shares authorized	unlimited	unlimited		unlimited
Par value	$—	$0.010		$—
Shares outstanding	6,248	42,069		76
Net asset value and redemption price per share	$10.14	$10.57		$33.74

+ Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR OR PERIOD ENDED OCTOBER 31, 2011

	ING Diversified International Fund	ING Emerging Countries Fund	ING Emerging Markets Equity Fund	ING Global Bond Fund
			October 11, 2011(1) to October 31, 2011
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$—	$3,331,027	$86,970	$10,621
Interest, net of foreign taxes withheld*	—	—	78	26,587,253
Dividends from affiliated underlying funds	2,343,887	—	—	516
Securities lending income, net	—	28,971	—	—
Total investment income	2,343,887	3,359,998	87,048	26,598,390

EXPENSES:
Investment management fees	—	1,636,358	46,470	2,189,115
Distribution and service fees:
Class A	213,238	265,758	2	523,419
Class B	136,353	28,547	—	27,004
Class C	505,682	135,461	2	843,011
Class O	8,860	—	—	9,008
Class R	814	—	1	3
Transfer agent fees:
Class A	167,416	130,018	—	221,175
Class B	26,759	4,878	—	2,890
Class C	99,255	23,201	—	89,784
Class I	7,011	6,272	485	38,457
Class O	6,944	—	—	3,832
Class R	319	—	—	1
Class W	4,045	8,736	—	15,434
Administrative service fees	166,197	155,938	4,647	547,274
Shareholder reporting expense	37,430	30,135	2,300	58,984
Registration fees	97,061	73,627	—	147,459
Professional fees	31,515	37,285	2,480	66,880
Custody and accounting expense	27,842	253,640	8,740	215,709
Trustee fees	6,935	4,788	320	15,186
Offering expense	—	—	4,358	—
Miscellaneous expense	11,625	54,653	640	37,380
Interest expense	—	3,584	—	2,323
Total expenses	1,555,301	2,852,879	70,445	5,054,328
Net waived and reimbursed fees	(272,525)	(140,552)	(12,272)	(308,325)
Net expenses	1,282,776	2,712,327	58,173	4,746,003
Net investment income	1,061,111	647,671	28,875	21,852,387
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	18,677,560	2,435,070	(6,941)	(2,240,741)
Capital gain distributions from affiliated underlying funds	61	—	—	528
Capital gain distributions from underlying funds	—	—	—	163
Foreign currency related transactions	—	(668,675)	(33,755)	1,485,643
Futures	—	—	49,413	9,127,509
Swaps	—	—	—	(3,185,946)
Written options	—	—	—	10,886,173
Net realized gain	18,677,621	1,766,395	8,717	16,073,329
Net change in unrealized appreciation (depreciation) on:
Investments	(28,118,960)	(28,424,295)	5,854,552	(21,025,196)
Foreign currency related transactions	—	(13,456)	14,366	(2,034,444)
Futures	—	—	419,911	836,256
Swaps	—	—	—	(10,089,622)
Written options	—	—	—	(91,902)
Net change in unrealized appreciation (depreciation)	(28,118,960)	(28,437,751)	6,288,829	(32,404,908)
Net realized and unrealized gain (loss)	(9,441,339)	(26,671,356)	6,297,546	(16,331,579)
Increase (decrease) in net assets resulting from operations	$(8,380,228)	$(26,023,685)	$6,326,421	$5,520,808

* Foreign taxes withheld	$—	$291,275	$560	$17,930
(1) Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2011

	ING Global Equity Dividend Fund	ING Global Natural Resources Fund	ING Global Opportunities Fund	ING Global Real Estate Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,267,364	$1,780,860	$1,468,544	$90,317,167
Interest	—	—	2,227	2,257
Dividends from affiliated underlying funds	—	194	—	4,489
Securities lending income, net	8,365	—	67,233	172,612
Total investment income	4,275,729	1,781,054	1,538,004	90,496,525

EXPENSES:
Investment management fees	750,640	1,055,830	851,612	24,449,731
Distribution and service fees:
Class A	96,952	294,470	108,891	3,247,624
Class B	84,620	—	69,977	175,684
Class C	261,627	—	366,328	2,157,362
Class O	35,780	—	—	36,077
Class R	—	—	—	3
Transfer agent fees:
Class A	68,727	178,958	84,625	2,222,438
Class B	15,112	—	13,685	29,896
Class C	46,395	—	71,464	368,852
Class I	3,602	3,151	9,677	1,534,131
Class O	27,153	—	—	24,632
Class R	—	—	—	1
Class W	19,085	2,354	657	520,371
Administrative service fees	107,234	124,109	94,623	3,430,283
Shareholder reporting expense	23,425	29,788	40,788	726,215
Registration fees	84,586	49,187	73,918	331,142
Professional fees	24,741	14,687	38,677	288,804
Custody and accounting expense	51,510	26,245	77,543	974,970
Trustee fees	3,942	3,588	3,465	106,406
Miscellaneous expense	10,518	6,519	12,187	117,208
Interest expense	4,046	34	3,714	—
Total expenses	1,719,695	1,788,920	1,921,831	40,741,830
Net waived and reimbursed fees	(14,939)	(247)	(208,546)	(4,788)
Net expenses	1,704,756	1,788,673	1,713,285	40,737,042
Net investment income (loss)	2,570,973	(7,619)	(175,281)	49,759,483

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	10,929,226	7,018,030	14,841,149	9,055,589
Capital gain distributions from affiliated underlying funds	—	542	—	13,758
Capital gain distributions from underlying funds	—	28	—	496
Foreign currency related transactions	(337,491)	(5,272)	(134,441)	(553,358)
Net realized gain	10,591,735	7,013,328	14,706,708	8,516,485
Net change in unrealized appreciation (depreciation) on:
Investments	(10,469,492)	(828,365)	(15,646,899)	(70,651,544)
Foreign currency related transactions	24,014	4,892	(40,689)	(152,056)
Net change in unrealized appreciation (depreciation)	(10,445,478)	(823,473)	(15,687,588)	(70,803,600)
Net realized and unrealized gain (loss)	146,257	6,189,855	(980,880)	(62,287,115)
Increase (decrease) in net assets resulting from operations	$2,717,230	$6,182,236	$(1,156,161)	$(12,527,632)

* Foreign taxes withheld	$270,200	$77,892	$127,737	$5,349,538

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2011

	ING Global Value Choice Fund	ING Greater China Fund	ING Index Plus International Equity Fund	ING International Capital Appreciation Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$13,912,555	$1,015,852	$3,140,361	$1,107,761
Dividends from affiliated underlying funds	5,188	—	9	—
Securities lending income, net	67,213	—	—	75,475
Total investment income	13,984,956	1,015,852	3,140,370	1,183,236

EXPENSES:
Investment management fees	5,767,982	483,400	592,147	504,741
Distribution and service fees:
Class A	624,924	67,140	21,332	53,563
Class B	69,073	23,633	5,714	16,354
Class C	1,351,324	54,983	11,067	72,042
Class O	—	12,767	110,396	—
Transfer agent fees:
Class A	293,355	55,559	17,999	42,695
Class B	8,129	4,869	1,255	3,295
Class C	158,308	11,371	2,333	14,308
Class I	57,474	2,913	10,412	977
Class O	—	10,658	92,653	—
Class W	42,110	2	1	20,128
Administrative service fees	658,499	42,034	107,662	59,380
Shareholder reporting expense	87,900	15,710	62,553	15,538
Registration fees	135,899	71,513	77,400	73,541
Professional fees	65,096	18,151	22,781	16,980
Custody and accounting expense	202,326	60,878	222,328	82,044
Trustee fees	17,840	365	3,890	2,276
Miscellaneous expense	19,658	2,671	4,712	10,314
Interest expense	—	186	1,838	493
Total expenses	9,559,897	938,803	1,368,473	988,669
Net waived and reimbursed fees	(713)	(4,144)	(358,187)	(163,324)
Brokerage commission recapture	(44,833)	—	—	(1,713)
Net expenses	9,514,351	934,659	1,010,286	823,632
Net investment income	4,470,605	81,193	2,130,084	359,604

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	72,433,738	2,299,690	7,486,361	14,492,018
Capital gain distributions from affiliated underlying funds	11,448	—	60	—
Capital gain distributions from underlying funds	558	—	6	—
Foreign currency related transactions	(318,968)	(20,813)	126,723	(79,538)
Futures	—	—	160,735	—
Net realized gain	72,126,776	2,278,877	7,773,885	14,412,480
Net change in unrealized appreciation (depreciation) on:
Investments	(72,673,066)	(7,368,926)	(11,124,902)	(15,104,340)
Foreign currency related transactions	(71,858)	101	(69,685)	(1,159)
Futures	—	—	209,289	—
Net change in unrealized appreciation (depreciation)	(72,744,924)	(7,368,825)	(10,985,298)	(15,105,499)
Net realized and unrealized loss	(618,148)	(5,089,948)	(3,211,413)	(693,019)
Increase (decrease) in net assets resulting from operations	$3,852,457	$(5,008,755)	$(1,081,329)	$(333,415)

* Foreign taxes withheld	$1,099,467	$131,369	$299,828	$91,478

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR OR PERIOD ENDED OCTOBER 31, 2011

	ING International Core Fund	ING International Growth Fund	ING International Real Estate Fund	ING International SmallCap Multi-Manager Fund
	February 8, 2011(1) to October 31, 2011	January 6, 2011(1) to October 31, 2011
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$5,552,932	$3,653,707	$19,295,786	$10,366,622
Interest, net of foreign taxes withheld*	9,008	43,377	1,330	56,577
Dividends from affiliated underlying funds	—	—	—	224
Securities lending income, net	—	39,868	—	26,626
Total investment income	5,561,940	3,736,952	19,297,116	10,450,049

EXPENSES:
Investment management fees	1,668,104	966,736	5,487,035	4,231,728
Distribution and service fees:
Class A	—	—	602,894	459,691
Class B	—	—	26,235	39,593
Class C	—	—	228,362	291,575
Class O	—	—	—	3,698
Transfer agent fees:
Class A	—	—	207,118	162,152
Class B	—	—	2,265	5,054
Class C	—	—	19,887	35,642
Class I	1,003	524	35,110	49,162
Class O	—	—	—	1,710
Class W	—	—	10,062	48,528
Administrative service fees	222,412	128,897	592,763	423,170
Shareholder reporting expense	45,012	43,654	41,841	57,101
Registration fees	22,378	3,119	94,685	87,750
Professional fees	29,784	35,999	71,111	63,461
Custody and accounting expense	172,150	125,623	338,702	346,738
Trustee fees	6,449	3,527	15,268	14,391
Offering expense	48,460	54,884	—	—
Miscellaneous expense	11,273	11,651	23,629	16,845
Interest expense	—	—	4,097	4,564
Total expenses	2,227,025	1,374,614	7,801,064	6,342,553
Net recouped/waived and reimbursed fees	(111,853)	(97,201)	14	(87,024)
Brokerage commission recapture	(2,348)	—	—	—
Net expenses	2,112,824	1,277,413	7,801,078	6,255,529
Net investment income	3,449,116	2,459,539	11,496,038	4,194,520
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(21,295,047)	508,938	18,117,842	44,967,276
Capital gain distributions from affiliated underlying funds	—	—	—	308
Capital gain distributions from underlying funds	—	—	—	6
Foreign currency related transactions	(943,170)	(88,485)	(121,446)	(39,348)
Net realized gain (loss)	(22,238,217)	420,453	17,996,396	44,928,242
Net change in unrealized appreciation (depreciation) on:
Investments	(20,679,336)	(14,070,003)	(65,237,599)	(62,903,388)
Foreign currency related transactions	278,770	(5,451)	(58,434)	(82,032)
Net change in unrealized appreciation (depreciation)	(20,400,566)	(14,075,454)	(65,296,033)	(62,985,420)
Net realized and unrealized loss	(42,638,783)	(13,655,001)	(47,299,637)	(18,057,178)
Decrease in net assets resulting from operations	$(39,189,667)	$(11,195,462)	$(35,803,599)	$(13,862,658)

* Foreign taxes withheld	$551,608	$278,808	$1,581,740	$788,420
(1) Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2011

	ING International Value Choice Fund	ING International Value Fund	ING Russia Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,497,002	$32,617,967	$7,485,789
Dividends from affiliated underlying funds	90	740	—
Securities lending income, net	—	16,433	127,757
Total investment income	1,497,092	32,635,140	7,613,546

EXPENSES:
Investment management fees	491,386	9,950,708	5,501,769
Distribution and service fees:
Class A	58,867	1,305,766	1,072,452
Class B	8,046	22,236	—
Class C	52,474	1,776,677	—
Transfer agent fees:
Class A	46,475	557,029	521,695
Class B	1,590	2,873	—
Class C	10,362	225,659	—
Class I	2,274	236,993	8,200
Class W	143	6,578	1
Administrative service fees	49,138	995,060	440,137
Shareholder reporting expense	10,533	229,506	81,821
Registration fees	73,778	87,091	51,371
Professional fees	16,849	150,856	52,361
Custody and accounting expense	20,740	465,725	1,101,965
Trustee fees	1,525	25,679	14,751
Miscellaneous expense	7,747	207,385	19,822
Merger expense	—	7,014	—
Interest expense	—	16,992	3,516
Total expenses	851,927	16,269,827	8,869,861
Net waived and reimbursed fees	(84,192)	(128,521)	—
Brokerage commission recapture	—	(8,123)	—
Net expenses	767,735	16,133,183	8,869,861
Net investment income (loss)	729,357	16,501,957	(1,256,315)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(263,539)	(14,873,429)	1,665,095
Capital gain distributions from affiliated underlying funds	236	3,993	—
Capital gain distributions from underlying funds	20	82	—
Foreign currency related transactions	(2,661)	(657,898)	(13,742)
Net realized gain (loss)	(265,944)	(15,527,252)	1,651,353
Net change in unrealized appreciation (depreciation) on:
Investments	(4,460,952)	(63,476,393)	(29,225,087)
Foreign currency related transactions	(8,645)	(230,585)	(57,170)
Net change in unrealized appreciation (depreciation)	(4,469,597)	(63,706,978)	(29,282,257)
Net realized and unrealized loss	(4,735,541)	(79,234,230)	(27,630,904)
Decrease in net assets resulting from operations	$(4,006,184)	$(62,732,273)	$(28,887,219)

* Foreign taxes withheld	$161,852	$3,530,821	$1,552,673

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Diversified International Fund		ING Emerging Countries Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
FROM OPERATIONS:
Net investment income (loss)	$1,061,111	$927,344	$647,671	$(279,306)
Net realized gain (loss)	18,677,621	(29,774,620)	1,766,395	19,585,960
Net change in unrealized appreciation (depreciation)	(28,118,960)	53,786,539	(28,437,751)	10,439,846
Increase (decrease) in net assets resulting from operations	(8,380,228)	24,939,263	(26,023,685)	29,746,500

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(849,416)	(846,171)	(1,500)	—
Class B	(6,446)	(896)	(47)	—
Class C	(41,009)	—	(284)	—
Class I	(101,208)	(29,093)	(104,897)	—
Class O	(31,234)	(20,511)	—	—
Class R	(1,151)	(977)	—	—
Class W	(30,647)	(29,696)	(6,703)	—
Return of capital:
Class A	(101,282)	(200,627)	—	—
Class B	(16,186)	(25,512)	—	—
Class C	(58,887)	(57,030)	—	—
Class I	(8,943)	(4,115)	—	—
Class O	(3,222)	(2,799)	—	—
Class R	(181)	(256)	—	—
Class W	(2,634)	(3,548)	—	—
Total distributions	(1,252,446)	(1,221,231)	(113,431)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	22,363,258	30,343,239	38,195,069	74,363,135
Reinvestment of distributions	1,031,590	996,905	111,428	—
	23,394,848	31,340,144	38,306,497	74,363,135
Cost of shares redeemed	(79,537,970)	(91,798,664)	(111,202,692)	(57,366,562)
Net increase (decrease) in net assets resulting from capital share transactions	(56,143,122)	(60,458,520)	(72,896,195)	16,996,573
Net increase (decrease) in net assets	(65,775,796)	(36,740,488)	(99,033,311)	46,743,073

NET ASSETS:
Beginning of year	192,838,237	229,578,725	184,741,562	137,998,489
End of year	$127,062,441	$192,838,237	$85,708,251	$184,741,562
Undistributed (distributions in excess of) net investment income at end of year	$(3,478)	$—	$(219)	$655

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Emerging Markets Equity Fund	ING Global Bond Fund
	October 11, 2011(1) to October 31, 2011	Year Ended October 31, 2011	Year Ended October 31, 2010
FROM OPERATIONS:
Net investment income	$28,875	$21,852,387	$18,339,354
Net realized gain	8,717	16,073,329	5,162,548
Net change in unrealized appreciation (depreciation)	6,288,829	(32,404,908)	7,134,786
Increase in net assets resulting from operations	6,326,421	5,520,808	30,636,688

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(10,319,094)	(8,503,345)
Class B	—	(123,842)	(249,779)
Class C	—	(3,634,043)	(3,217,253)
Class I	—	(12,386,732)	(10,213,440)
Class O	—	(182,335)	(214,190)
Class R	—	(28)	—
Class W	—	(781,331)	(318,477)
Net realized gains:
Class A	—	(1,887,005)	(516,361)
Class B	—	(32,368)	(18,877)
Class C	—	(837,018)	(213,755)
Class I	—	(2,007,676)	(548,181)
Class O	—	(33,672)	(14,374)
Class R	—	(2)	—
Class W	—	(135,360)	(13,604)
Total distributions	—	(32,360,506)	(24,041,636)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	86,370,258	391,678,723	383,281,955
Reinvestment of distributions	—	28,050,981	20,137,963
	86,370,258	419,729,704	403,419,918
Cost of shares redeemed	(2,442,218)	(284,914,258)	(178,206,588)
Net increase in net assets resulting from capital share transactions	83,928,040	134,815,446	225,213,330
Net increase in net assets	90,254,461	107,975,748	231,808,382

NET ASSETS:
Beginning of year or period	—	526,809,826	295,001,444
End of year or period	$90,254,461	$634,785,574	$526,809,826
Undistributed net investment income at end of year or period	$—	$396,522	$5,166,181

(1) Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Equity Dividend Fund		ING Global Natural Resources Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
FROM OPERATIONS:
Net investment income (loss)	$2,570,973	$3,435,716	$(7,619)	$131,066
Net realized gain	10,591,735	9,295,314	7,013,328	3,243,879
Net change in unrealized appreciation (depreciation)	(10,445,478)	3,895,767	(823,473)	8,482,012
Increase in net assets resulting from operations	2,717,230	16,626,797	6,182,236	11,856,957

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(874,518)	(1,099,380)	(48,857)	(297,867)
Class B	(119,042)	(232,057)	—	—
Class C	(405,823)	(572,183)	—	—
Class I	(183,379)	(173,783)	(4,269)	(4,054)
Class O	(333,562)	(380,980)	—	—
Class W	(177,709)	(776,958)	(286)	(986)
Total distributions	(2,094,033)	(3,235,341)	(53,412)	(302,907)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	16,908,904	42,190,089	25,951,963	17,893,170
Reinvestment of distributions	1,331,676	2,013,907	45,055	265,592
	18,240,580	44,203,996	25,997,018	18,158,762
Cost of shares redeemed	(86,143,790)	(49,087,115)	(23,993,332)	(25,151,505)
Net increase (decrease) in net assets resulting from capital share transactions	(67,903,210)	(4,883,119)	2,003,686	(6,992,743)
Net increase (decrease) in net assets	(67,280,013)	8,508,337	8,132,510	4,561,307

NET ASSETS:
Beginning of year	147,278,723	138,770,386	104,931,883	100,370,576
End of year	$79,998,710	$147,278,723	$113,064,393	$104,931,883
Undistributed (distributions in excess of) net investment income at end of year	$142,765	$5,700	$(1,076)	$(1,181)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Opportunities Fund		ING Global Real Estate Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
FROM OPERATIONS:
Net investment income (loss)	$(175,281)	$392,350	$49,759,483	$36,629,428
Net realized gain (loss)	14,706,708	34,377,727	8,516,485	(57,066,926)
Net change in unrealized appreciation (depreciation)	(15,687,588)	(23,110,637)	(70,803,600)	466,607,069
Increase (decrease) in net assets resulting from operations	(1,156,161)	11,659,440	(12,527,632)	446,169,571

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,182,323)	—	(35,022,501)	(52,577,111)
Class B	(118,277)	—	(493,908)	(1,269,597)
Class C	(655,582)	—	(5,139,321)	(8,728,497)
Class I	(248,370)	—	(45,540,364)	(38,316,201)
Class O	—	—	(398,628)	(742,011)
Class R	—	—	(11)	—
Class W	(5,789)	—	(8,822,397)	(9,909,852)
Return of capital:
Class A	—	—	(11,743,583)	—
Class B	—	—	(178,053)	—
Class C	—	—	(2,200,041)	—
Class I	—	—	(14,846,105)	—
Class O	—	—	(126,017)	—
Class R	—	—	(9)	—
Class W	—	—	(2,781,899)	—
Total distributions	(2,210,341)	—	(127,292,837)	(111,543,269)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	8,643,382	23,504,697	1,702,326,514	1,542,276,839
Reinvestment of distributions	1,766,239	—	109,936,296	90,697,315
	10,409,621	23,504,697	1,812,262,810	1,632,974,154
Cost of shares redeemed	(66,323,076)	(160,748,061)	(1,128,349,528)	(759,323,843)
Net increase (decrease) in net assets resulting from capital share transactions	(55,913,455)	(137,243,364)	683,913,282	873,650,311
Net increase (decrease) in net assets	(59,279,957)	(125,583,924)	544,092,813	1,208,276,613

NET ASSETS:
Beginning of year	124,843,949	250,427,873	2,896,782,593	1,688,505,980
End of year	$65,563,992	$124,843,949	$3,440,875,406	$2,896,782,593
Undistributed (distributions in excess of) net investment income at end of year	$223	$2,211,837	$21,085,832	$(10,030,598)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Value Choice Fund		ING Greater China Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
FROM OPERATIONS:
Net investment income	$4,470,605	$973,501	$81,193	$79,602
Net realized gain	72,126,776	29,566,223	2,278,877	3,911,260
Net change in unrealized appreciation (depreciation)	(72,744,924)	30,438,831	(7,368,825)	2,259,255
Increase (decrease) in net assets resulting from operations	3,852,457	60,978,555	(5,008,755)	6,250,117

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(3,111,531)	(751,278)	(325,406)	(506,388)
Class B	(43,014)	(18,461)	(12,309)	(27,549)
Class C	(1,315,055)	(160,740)	(29,517)	(72,785)
Class I	(2,957,286)	(97,710)	(33,759)	(13,810)
Class O	—	—	(55,567)	(55,680)
Class Q(1)	—	(5,431)	—	—
Class W	(584,591)	(17,043)	—	—
Total distributions	(8,011,477)	(1,050,663)	(456,558)	(676,212)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	389,319,314	376,846,120	9,633,718	15,613,491
Payment from distribution settlement	—	389,524	—	—
Reinvestment of distributions	4,386,066	760,106	354,275	551,175
	393,705,380	377,995,750	9,987,993	16,164,666
Cost of shares redeemed	(243,707,957)	(119,767,474)	(15,867,785)	(22,447,403)
Net increase (decrease) in net assets resulting from capital share transactions	149,997,423	258,228,276	(5,879,792)	(6,282,737)
Net increase (decrease) in net assets	145,838,403	318,156,168	(11,345,105)	(708,832)

NET ASSETS:
Beginning of year	494,326,622	176,170,454	45,234,303	45,943,135
End of year	$640,165,025	$494,326,622	$33,889,198	$45,234,303
Undistributed (distributions in excess of) net investment income at end of year	$4,867,897	$8,013,215	$(462)	$456,008

(1) Effective November 20, 2009, Class Q shareholders of ING Global Value Choice Fund were converted to Class W shares of the Fund.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Plus International Equity Fund		ING International Capital Appreciation Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
FROM OPERATIONS:
Net investment income	$2,130,084	$2,073,406	$359,604	$604,292
Net realized gain	7,773,885	5,432,248	14,412,480	6,952,425
Net change in unrealized appreciation (depreciation)	(10,985,298)	8,811,031	(15,105,499)	4,654,819
Increase (decrease) in net assets resulting from operations	(1,081,329)	16,316,685	(333,415)	12,211,536

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(119,991)	(169,055)	(83,454)	—
Class B	(2,716)	(11,703)	(1,646)	—
Class C	(5,994)	(16,513)	(5,304)	—
Class I	(1,354,511)	(1,026,008)	(457,301)	—
Class O	(609,056)	(889,985)	—	—
Class W	—	—	(69,778)	—
Total distributions	(2,092,268)	(2,113,264)	(617,483)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	51,836,203	51,021,784	4,324,222	25,162,278
Payment from distribution settlement	—	14,363	—	17,464
Reinvestment of distributions	1,504,647	1,254,275	605,774	—
	53,340,850	52,290,422	4,929,996	25,179,742
Cost of shares redeemed	(93,789,046)	(38,109,545)	(70,462,404)	(42,618,091)
Net increase (decrease) in net assets resulting from capital share transactions	(40,448,196)	14,180,877	(65,532,408)	(17,438,349)
Net increase (decrease) in net assets	(43,621,793)	28,384,298	(66,483,306)	(5,226,813)

NET ASSETS:
Beginning of year	138,350,735	109,966,437	103,510,559	108,737,372
End of year	$94,728,942	$138,350,735	$37,027,253	$103,510,559
Undistributed net investment income at end of year	$2,285,357	$1,932,025	$214,249	$551,666

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING International Core Fund	ING International Growth Fund	ING International Real Estate Fund
	February 8, 2011(1) to October 31, 2011	January 6, 2011(1) to October 31, 2011	Year Ended October 31, 2011	Year Ended October 31, 2010
FROM OPERATIONS:
Net investment income	$3,449,116	$2,459,539	$11,496,038	$10,587,951
Net realized gain (loss)	(22,238,217)	420,453	17,996,396	(25,939,550)
Net change in unrealized appreciation (depreciation)	(20,400,566)	(14,075,454)	(65,296,033)	83,023,827
Increase (decrease) in net assets resulting from operations	(39,189,667)	(11,195,462)	(35,803,599)	67,672,228

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	(12,831,675)	(10,206,548)
Class B	—	—	(124,007)	(247,391)
Class C	—	—	(1,079,933)	(1,741,535)
Class I	—	—	(18,649,312)	(28,888,201)
Class W	—	—	(569,593)	(197,296)
Total distributions	—	—	(33,254,520)	(41,280,971)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	448,417,065	199,737,196	137,494,697	240,789,962
Reinvestment of distributions	—	—	13,943,866	16,644,023
	448,417,065	199,737,196	151,438,563	257,433,985
Cost of shares redeemed	(59,613,945)	(38,310,028)	(248,151,949)	(180,122,321)
Net increase (decrease) in net assets resulting from capital share transactions	388,803,120	161,427,168	(96,713,386)	77,311,664
Net increase (decrease) in net assets	349,613,453	150,231,706	(165,771,505)	103,702,921

NET ASSETS:
Beginning of year or period	—	—	640,431,692	536,728,771
End of year or period	$349,613,453	$150,231,706	$474,660,187	$640,431,692
Undistributed net investment income at end of year or period	$2,528,280	$2,392,205	$1,024,400	$21,444,431

(1) Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING International SmallCap Multi-Manager Fund		ING International Value Choice Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
FROM OPERATIONS:
Net investment income	$4,194,520	$2,716,015	$729,357	$471,083
Net realized gain (loss)	44,928,242	33,364,816	(265,944)	267,607
Net change in unrealized appreciation (depreciation)	(62,985,420)	42,545,269	(4,469,597)	5,286,894
Increase (decrease) in net assets resulting from operations	(13,862,658)	78,626,100	(4,006,184)	6,025,584

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(540,772)	(2,214,496)	(190,808)	(131,060)
Class B	(56)	(27,325)	—	(1,702)
Class C	(572)	(246,685)	(12,953)	(4,059)
Class I	(1,827,105)	(2,893,717)	(187,574)	(227,476)
Class O	(6,464)	(9,289)	—	—
Class Q(1)	—	(284,494)	—	—
Class W	(240,091)	(288,761)	(516)	(27)
Total distributions	(2,615,060)	(5,964,767)	(391,851)	(364,324)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	79,921,323	109,000,144	22,439,247	22,686,014
Payment from distribution settlement	136,362	1,034,530	—	—
Reinvestment of distributions	1,515,427	3,818,283	351,441	350,219
	81,573,112	113,852,957	22,790,688	23,036,233
Cost of shares redeemed	(192,605,155)	(178,117,169)	(35,264,069)	(31,051,386)
Net decrease in net assets resulting from capital share transactions	(111,032,043)	(64,264,212)	(12,473,381)	(8,015,153)
Net increase (decrease) in net assets	(127,509,761)	8,397,121	(16,871,416)	(2,353,893)

NET ASSETS:
Beginning of year	435,178,728	426,781,607	46,794,201	49,148,094
End of year	$307,668,967	$435,178,728	$29,922,785	$46,794,201
Undistributed net investment income at end of year	$4,023,061	$2,619,329	$725,238	$387,496

(1) Effective November 20, 2009, Class Q Shareholders of ING International SmallCap Multi-Manager Fund were converted to class W shares of the Fund.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING International Value Fund		ING Russia Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
FROM OPERATIONS:
Net investment income (loss)	$16,501,957	$24,236,719	$(1,256,315)	$(3,970,449)
Net realized gain (loss)	(15,527,252)	(67,022,980)	1,651,353	(28,250,872)
Net change in unrealized appreciation (depreciation)	(63,706,978)	109,889,727	(29,282,257)	115,182,951
Increase (decrease) in net assets resulting from operations	(62,732,273)	67,103,466	(28,887,219)	82,961,630

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(10,059,110)	(10,943,798)	—	—
Class B	(81)	(133,023)	—	—
Class C	(2,824,431)	(2,639,332)	—	—
Class I	(9,798,033)	(11,909,194)	—	—
Class Q(1)	—	(415,057)	—	—
Class W	(545,238)	(75,790)	—	—
Total distributions	(23,226,893)	(26,116,194)	—	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	158,710,188	176,559,300	62,067,223	71,709,252
Payment from distribution settlement	115,624	2,544,969	—	—
Reinvestment of distributions	18,121,879	19,300,834	—	—
	176,947,691	198,405,103	62,067,223	71,709,252
Redemption Fee Proceeds	—	—	217,940	374,780
Cost of shares redeemed	(623,758,163)	(676,759,545)	(131,466,024)	(101,984,599)
Net decrease in net assets resulting from capital share transactions	(446,810,472)	(478,354,442)	(69,180,861)	(29,900,567)
Net increase (decrease) in net assets	(532,769,638)	(437,367,170)	(98,068,080)	53,061,063

NET ASSETS:
Beginning of year	1,236,550,132	1,673,917,302	426,313,033	373,251,970
End of year	$703,780,494	$1,236,550,132	$328,244,953	$426,313,033
Undistributed net investment income/Accumulated net investment loss at end of year	$16,370,623	$23,170,317	$(6,466)	$—

(1) Effective November 20, 2009, Class Q shareholders of ING International Value Fund were converted to Class W shares of the Fund.

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Redemption fees applied to capital	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)	Expenses net of fee waivers and/or recoupments, if any (2)(3)	Expenses net of all reductions/ additions (2)(3)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Diversified International Fund
Class A
10-31-11	9.33	0.08		(0.70)	(0.62)	0.08		—	0.01	0.09	—	—	8.62	(6.73)	0.68	0.50	0.50	0.97	61,325	112
10-31-10	8.27	0.06		1.07	1.13	0.06		—	0.01	0.07	—	—	9.33	13.71	0.63	0.39	0.39	0.76	102,460	49
10-31-09	7.30	0.24	•	1.59	1.83	0.86		—	—	0.86	—	—	8.27	28.22	0.76	0.38	0.38	3.45	129,966	32
10-31-08	14.98	0.17	•	(7.50)	(7.33)	0.26		0.09	—	0.35	—	—	7.30	(50.04)	0.57	0.31	0.31	1.41	167,282	55
10-31-07	11.61	0.05	•	3.38	3.43	0.06		—	—	0.06	—	—	14.98	29.66	0.55	0.21	0.21	0.37	383,364	32
Class B
10-31-11	9.27	0.02		(0.71)	(0.69)	0.00	*	—	0.01	0.01	—	—	8.57	(7.42)	1.43	1.25	1.25	0.18	10,193	112
10-31-10	8.23	(0.00	)*	1.05	1.05	—		—	0.01	0.01	—	—	9.27	12.78	1.38	1.14	1.14	(0.03)	16,616	49
10-31-09	7.22	0.17	•	1.61	1.78	0.77		—	—	0.77	—	—	8.23	27.46	1.51	1.13	1.13	2.43	19,919	32
10-31-08	14.84	0.07		(7.43)	(7.36)	0.17		0.09	—	0.26	—	—	7.22	(50.43)	1.32	1.06	1.06	0.67	20,167	55
10-31-07	11.54	(0.04)		3.35	3.31	0.01		—	—	0.01	—	—	14.84	28.68	1.30	0.96	0.96	(0.34)	43,667	32
Class C
10-31-11	9.26	0.01		(0.70)	(0.69)	0.01		—	0.01	0.02	—	—	8.55	(7.51)	1.43	1.25	1.25	0.15	38,542	112
10-31-10	8.21	(0.00	)*	1.06	1.06	—		—	0.01	0.01	—	—	9.26	12.88	1.38	1.14	1.14	(0.01)	59,015	49
10-31-09	7.21	0.17	•	1.60	1.77	0.77		—	—	0.77	—	—	8.21	27.32	1.51	1.13	1.13	2.54	71,831	32
10-31-08	14.83	0.07		(7.42)	(7.35)	0.18		0.09	—	0.27	—	—	7.21	(50.43)	1.32	1.06	1.06	0.67	78,834	55
10-31-07	11.54	(0.05	)•	3.35	3.30	0.01		—	—	0.01	—	—	14.83	28.63	1.30	0.96	0.96	(0.39)	168,661	32
Class I
10-31-11	9.32	0.08	•	(0.67)	(0.59)	0.11		—	0.01	0.12	—	—	8.61	(6.46)	0.28	0.25	0.25	0.81	11,957	112
10-31-10	8.26	0.03	•	1.12	1.15	0.08		—	0.01	0.09	—	—	9.32	13.98	0.35	0.14	0.14	0.36	9,188	49
10-31-09	7.30	0.31	•	1.55	1.86	0.90		—	—	0.90	—	—	8.26	28.78	0.48	0.10	0.10	4.55	3,209	32
10-31-08	14.99	0.21		(7.53)	(7.32)	0.28		0.09	—	0.37	—	—	7.30	(49.97)	0.32	0.06	0.06	1.69	16	55
10-31-07	11.63	0.03	•	3.41	3.44	0.08		—	—	0.08	—	—	14.99	29.69	0.30	0.09	0.09	0.21	32	32
Class O
10-31-11	9.28	0.07		(0.69)	(0.62)	0.09		—	0.01	0.10	—	—	8.56	(6.75)	0.68	0.50	0.50	0.62	3,516	112
10-31-10	8.24	0.05	•	1.08	1.13	0.08		—	0.01	0.09	—	—	9.28	13.81	0.63	0.34	0.34	0.55	2,947	49
10-31-09	7.29	0.10	•	1.74	1.84	0.89		—	—	0.89	—	—	8.24	28.45	0.76	0.38	0.38	1.30	1,911	32
06-04-08(4)–10-31-08	12.99	0.02	•	(5.72)	(5.70)	—		—	—	—	—	—	7.29	(43.88)	0.57	0.31	0.31	0.48	140	55
Class R
10-31-11	9.22	0.05		(0.68)	(0.63)	0.06		—	0.01	0.07	—	—	8.52	(6.89)	0.93	0.75	0.75	0.58	137	112
10-31-10	8.18	0.04	•	1.05	1.09	0.04		—	0.01	0.05	—	—	9.22	13.40	0.88	0.64	0.64	0.47	173	49
10-31-09	7.22	0.20		1.60	1.80	0.84		—	—	0.84	—	—	8.18	28.13	1.01	0.63	0.63	2.94	198	32
10-31-08	14.82	0.15		(7.44)	(7.29)	0.22		0.09	—	0.31	—	—	7.22	(50.18)	0.82	0.56	0.56	1.26	183	55
12-12-06(4)–10-31-07	12.19	(0.05	)•	2.76	2.71	0.08		—	—	0.08	—	—	14.82	22.33	0.80	0.46	0.46	(0.46)	432	32
Class W
10-31-11	9.30	0.12	•	(0.72)	(0.60)	0.11		—	0.01	0.12	—	—	8.58	(6.55)	0.43	0.25	0.25	1.29	1,392	112
10-31-10	8.25	0.09	•	1.06	1.15	0.09		—	0.01	0.10	—	—	9.30	14.07	0.38	0.09	0.09	1.03	2,440	49
10-31-09	7.29	0.21	•	1.65	1.86	0.90		—	—	0.90	—	—	8.25	28.84	0.48	0.10	0.10	2.96	2,545	32
02-12-08(4)–10-31-08	12.17	0.06	•	(4.94)	(4.88)	—		—	—	—	—	—	7.29	(40.10)	0.32	0.06	0.06	0.80	1,506	55

ING Emerging Countries Fund
Class A
10-31-11	28.88	0.09		(4.26)	(4.17)	0.00	*	—	—	0.00 *	—	—	24.71	(14.44)	1.95	1.81	1.81	0.31	61,675	91
10-31-10	23.64	(0.07)		5.31	5.24	—		—	—	—	—	—	28.88	22.17	2.15	1.91	1.91	(0.25)	86,497	98
10-31-09	16.04	0.05	•	7.82	7.87	0.50		—	—	0.50	0.23	—	23.64	52.02 (a)	2.28	2.04	2.04	0.29	77,556	148
10-31-08	41.48	0.71		(24.59)	(23.88)	0.45		1.11	—	1.56	—	—	16.04	(59.64)	2.10	1.96	1.94	1.86	60,207	177
10-31-07	29.62	0.47		11.82	12.29	0.43		—	—	0.43	—	—	41.48	41.93	1.99	1.89	1.86	1.42	197,307	51

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions										Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Payments from Distribution settlement/ affiliate	Redemption fees applied to capital	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)		Expenses net of fee waivers and/or recoupments, if any (2)(3)		Expenses net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	($)	($)	(%)	(%)		(%)		(%)		(%)	($000’s)	(%)
ING Emerging Countries Fund (continued)
Class B
10-31-11	28.43	(0.15	)•	(4.13)	(4.28)	0.00	*	—	—	0.00	*	—	—	24.15	(15.05)	2.60		2.56		2.56		(0.54)	1,900	91
10-31-10	23.45	(0.26	)•	5.24	4.98	—		—	—	—		—	—	28.43	21.24	2.80		2.66		2.66		(1.03)	3,901	98
10-31-09	15.73	(0.08	)•	7.74	7.66	0.17		—	—	0.17		0.23	—	23.45	50.68 (a)	2.93		2.79		2.79		(0.44)	4,973	148
10-31-08	40.67	0.36	•	(24.05)	(23.69)	0.14		1.11	—	1.25		—	—	15.73	(59.94)	2.75		2.71		2.69		1.10	4,312	177
10-31-07	29.04	0.24	•	11.57	11.81	0.18		—	—	0.18		—	—	40.67	40.85	2.64		2.64		2.61		0.67	16,648	51
Class C
10-31-11	26.69	(0.13)		(3.89)	(4.02)	0.00	*	—	—	0.00	*	—	—	22.67	(15.06)	2.60		2.56		2.56		(0.46)	10,669	91
10-31-10	22.01	(0.24	)•	4.92	4.68	—		—	—	—		—	—	26.69	21.26	2.80		2.66		2.66		(1.00)	15,873	98
10-31-09	14.82	(0.07	)•	7.26	7.19	0.22		—	—	0.22		0.22	—	22.01	50.69 (a)	2.93		2.79		2.79		(0.42)	16,868	148
10-31-08	38.45	0.34	•	(22.65)	(22.31)	0.21		1.11	—	1.32		—	—	14.82	(59.92)	2.75		2.71		2.69		1.11	14,586	177
10-31-07	27.53	0.20		10.97	11.17	0.25		—	—	0.25		—	—	38.45	40.82	2.64		2.64		2.61		0.65	53,885	51
Class I
10-31-11	29.03	0.23	•	(4.30)	(4.07)	0.04		—	—	0.04		—	—	24.92	(14.03)	1.44		1.40		1.40		0.80	8,104	91
10-31-10	23.66	0.06		5.31	5.37	—		—	—	—		—	—	29.03	22.70	1.61		1.47		1.47		0.28	72,072	98
10-31-09	16.11	0.13	•	7.82	7.95	0.63		—	—	0.63		0.23	—	23.66	52.74 (a)	1.74		1.60		1.60		0.71	30,758	148
10-31-08	41.63	0.56	•	(24.40)	(23.84)	0.57		1.11	—	1.68		—	—	16.11	(59.48)	1.67		1.63		1.61		1.79	18,429	177
10-31-07	29.72	0.55		11.90	12.45	0.54		—	—	0.54		—	—	41.63	42.41	1.56		1.56		1.53		1.71	41,551	51
Class W
10-31-11	30.36	0.14	•	(4.45)	(4.31)	0.03		—	—	0.03		—	—	26.02	(14.21)	1.60		1.56		1.56		0.48	3,361	91
10-31-10	24.77	(0.07)		5.66	5.59	—		—	—	—		—	—	30.36	22.57	1.80		1.66		1.66		(0.33)	6,398	98
10-31-09	16.85	0.01	•	8.31	8.32	0.64		—	—	0.64		0.24	—	24.77	52.70 (a)	1.74		1.60		1.60		0.04	93	148
02-12-08(4)–10-31-08	36.18	0.54	•	(19.86)	(19.32)	—		0.01	—	0.01		—	—	16.85	(53.42)	1.67		1.63		1.61		2.48	36	177

ING Emerging Markets Equity Fund
Class A
10-11-11(4)–10-31-11	10.00	(0.00	)*	0.74	0.74	—		—	—	—		—	—	10.74	7.40	1.77		1.50		1.50		(0.99)	21	1
Class C
10-11-11(4)–10-31-11	10.00	(0.00	)*	0.73	0.73	—		—	—	—		—	—	10.73	7.30	2.52		2.25		2.25		(0.28)	3	1
Class I
10-11-11(4)–10-31-11	10.00	0.00	*	0.74	0.74	—		—	—	—		—	—	10.74	7.40	1.52		1.25		1.25		0.62	90,224	1
Class R
10-11-11(4)–10-31-11	10.00	0.00	*	0.74	0.74	—		—	—	—		—	—	10.74	7.40	2.02		1.75		1.75		0.23	3	1
Class W
10-11-11(4)–10-31-11	10.00	0.00	*	0.74	0.74	—		—	—	—		—	—	10.74	7.40	1.52		1.25		1.25		0.69	3	1

ING Global Bond Fund
Class A
10-31-11	12.32	0.46	•	(0.32)	0.14	0.59		0.11	—	0.70		—	—	11.76	1.32	0.96	†	0.90	†	0.90	†	3.88 †	266,155	440
10-31-10	12.25	0.53	•	0.30	0.83	0.71		0.05	—	0.76		—	—	12.32	7.14	1.00	†	0.90	†	0.90	†	4.43 †	192,384	440
10-31-09	10.19	0.32		2.13	2.45	0.15		0.24	—	0.39		—	—	12.25	24.43	1.06	†	0.91	†	0.91	†	3.30 †	103,255	396
10-31-08	10.59	0.27	•	0.07	0.34	0.62		0.12	—	0.74		—	—	10.19	3.04	1.05	†	0.93	†	0.93	†	2.53 †	79,451	830
10-31-07	10.25	0.31	•	0.64	0.95	0.43		0.18	—	0.61		—	—	10.59	9.61	1.46		0.90		0.90		3.08	28,887	858
Class B
10-31-11	12.21	0.42		(0.36)	0.06	0.50		0.11	—	0.61		—	—	11.66	0.65	1.71	†	1.65	†	1.65	†	3.33 †	2,086	440
10-31-10	12.16	0.46		0.27	0.73	0.63		0.05	—	0.68		—	—	12.21	6.22	1.75	†	1.65	†	1.65	†	3.79 †	4,125	440
10-31-09	10.16	0.29		2.07	2.36	0.12		0.24	—	0.36		—	—	12.16	23.56	1.81	†	1.66	†	1.66	†	2.59 †	5,135	396
10-31-08	10.55	0.18	•	0.08	0.26	0.53		0.12	—	0.65		—	—	10.16	2.26	1.80	†	1.68	†	1.68	†	1.71 †	4,085	830
10-31-07	10.24	0.25	•	0.62	0.87	0.38		0.18	—	0.56		—	—	10.55	8.74	2.21		1.65		1.65		2.44	342	858

See Accompanying Notes to Financial Statements

FFINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets								Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Redemption fees applied to capital	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)		Expenses net of fee waivers and/or recoupments, if any (2)(3)		Expenses net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)		(%)		(%)		(%)		($000’s)	(%)
ING Global Bond Fund (continued)
Class C
10-31-11	12.25	0.38		(0.31)	0.07	0.51	0.11	—	0.62	—	—	11.70	0.65	1.71	†	1.65	†	1.65	†	3.25	†	89,510	440
10-31-10	12.20	0.43	•	0.30	0.73	0.63	0.05	—	0.68	—	—	12.25	6.23	1.75	†	1.65	†	1.65	†	3.65	†	90,458	440
10-31-09	10.20	0.28	•	2.08	2.36	0.12	0.24	—	0.36	—	—	12.20	23.48	1.81	†	1.66	†	1.66	†	2.54	†	45,773	396
10-31-08	10.59	0.18	•	0.09	0.27	0.54	0.12	—	0.66	—	—	10.20	2.31	1.80	†	1.68	†	1.68	†	1.71	†	29,009	830
10-31-07	10.24	0.24	•	0.64	0.88	0.35	0.18	—	0.53	—	—	10.59	8.90	2.21		1.65		1.65		2.33		1,627	858
Class I
10-31-11	12.28	0.51	•	(0.32)	0.19	0.63	0.11	—	0.74	—	—	11.73	1.75	0.62	†	0.56	†	0.56	†	4.34	†	251,112	440
10-31-10	12.22	0.56	•	0.31	0.87	0.76	0.05	—	0.81	—	—	12.28	7.44	0.65	†	0.55	†	0.55	†	4.73	†	222,123	440
10-31-09	10.21	0.45	•	2.04	2.49	0.24	0.24	—	0.48	—	—	12.22	24.94	0.71	†	0.56	†	0.56	†	3.89	†	136,178	396
10-31-08	10.58	0.28	•	0.14	0.42	0.67	0.12	—	0.79	—	—	10.21	3.78	0.74	†	0.62	†	0.62	†	2.69	†	503	830
10-31-07	10.25	0.35	•	0.63	0.98	0.47	0.18	—	0.65	—	—	10.58	9.88	1.00		0.61		0.61		3.47		1	858
Class O
10-31-11	12.12	0.46	•	(0.31)	0.15	0.59	0.11	—	0.70	—	—	11.57	1.43	0.96	†	0.90	†	0.90	†	3.98	†	3,985	440
10-31-10	12.06	0.53	•	0.29	0.82	0.71	0.05	—	0.76	—	—	12.12	7.17	1.00	†	0.90	†	0.90	†	4.53	†	3,578	440
10-31-09	10.15	0.37	•	2.04	2.41	0.26	0.24	—	0.50	—	—	12.06	24.26	1.06	†	0.91	†	0.91	†	3.30	†	3,126	396
06-04-08(4)–10-31-08	10.65	0.10	•	(0.49)	(0.39)	0.11	—	—	0.11	—	—	10.15	(3.70)	1.05	†	0.93	†	0.93	†	2.47	†	222	830
Class R
08-05-11(4)–10-31-11	12.06	0.12	•	(0.31)	(0.19)	0.11	0.01	—	0.12	—	—	11.75	(1.59)	1.21	†	1.15	†	1.15	†	4.22	†	3	440
Class W
10-31-11	12.12	0.48		(0.31)	0.17	0.62	0.11	—	0.73	—	—	11.56	1.60	0.71	†	0.65	†	0.65	†	4.07	†	21,934	440
10-31-10	12.06	0.52	•	0.34	0.86	0.75	0.05	—	0.80	—	—	12.12	7.45	0.75	†	0.65	†	0.65	†	4.44	†	14,142	440
06-01-09(4)–10-31-09	11.22	0.14	•	1.03	1.17	0.33	—	—	0.33	—	—	12.06	10.54	0.71	†	0.56	†	0.56	†	2.85	†	1,533	396

ING Global Equity Dividend Fund
Class A
10-31-11	10.31	0.28	•	(0.29)	(0.01)	0.25	—	—	0.25	—	—	10.05	(0.16)	1.42		1.39		1.39		2.67		33,494	83
10-31-10	9.41	0.26	•	0.89	1.15	0.25	—	—	0.25	—	—	10.31	12.46	1.38		1.40		1.40		2.65		42,502	58
10-31-09	8.77	0.26	•	0.62	0.88	0.22	—	0.02	0.24	—	—	9.41	10.41	1.54		1.40		1.40		3.24		46,871	93
10-31-08	16.84	0.56		(6.84)	(6.28)	0.54	1.20	0.05	1.79	—	—	8.77	(40.84)	1.42		1.41		1.41		3.85		63,134	46
10-31-07	15.76	0.54	•	1.84	2.38	0.55	0.75	—	1.30	—	—	16.84	15.80	1.26		1.26		1.26		3.31		182,669	36
Class B
10-31-11	10.28	0.20	•	(0.29)	(0.09)	0.16	—	—	0.16	—	—	10.03	(0.86)	2.17		2.14		2.14		1.87		6,108	83
10-31-10	9.38	0.19	•	0.88	1.07	0.17	—	—	0.17	—	—	10.28	11.62	2.13		2.15		2.15		1.91		11,212	58
10-31-09	8.74	0.21		0.61	0.82	0.16	—	0.02	0.18	—	—	9.38	9.60	2.29		2.15		2.15		2.48		16,147	93
10-31-08	16.79	0.46		(6.82)	(6.36)	0.44	1.20	0.05	1.69	—	—	8.74	(41.32)	2.17		2.16		2.16		3.11		21,311	46
10-31-07	15.72	0.39		1.86	2.25	0.43	0.75	—	1.18	—	—	16.79	14.94	2.01		2.01		2.01		2.53		58,093	36
Class C
10-31-11	10.26	0.20	•	(0.29)	(0.09)	0.17	—	—	0.17	—	—	10.00	(0.91)	2.17		2.14		2.14		1.94		21,985	83
10-31-10	9.36	0.19	•	0.89	1.08	0.18	—	—	0.18	—	—	10.26	11.66	2.13		2.15		2.15		1.92		28,635	58
10-31-09	8.72	0.21		0.61	0.82	0.16	—	0.02	0.18	—	—	9.36	9.63	2.29		2.15		2.15		2.48		37,687	93
10-31-08	16.75	0.44		(6.78)	(6.34)	0.44	1.20	0.05	1.69	—	—	8.72	(41.29)	2.17		2.16		2.16		3.13		48,567	46
10-31-07	15.69	0.39		1.86	2.25	0.44	0.75	—	1.19	—	—	16.75	14.94	2.01		2.01		2.01		2.54		124,765	36
Class I
10-31-11	10.32	0.34	•	(0.31)	0.03	0.29	—	—	0.29	—	—	10.06	0.21	1.03		1.00		1.00		3.21		3,261	83
10-31-10	9.42	0.27	•	0.92	1.19	0.29	—	—	0.29	—	—	10.32	12.90	0.99		1.01		1.01		2.80		12,390	58
10-31-09	8.78	0.29	•	0.63	0.92	0.26	—	0.02	0.28	—	—	9.42	10.92	1.07		0.93		0.93		3.61		1,824	93
10-31-08	16.83	0.47		(6.68)	(6.21)	0.59	1.20	0.05	1.84	—	—	8.78	(40.49)	1.07		1.06		1.06		3.16		1,207	46
08-01-07(4)–10-31-07	15.81	0.12	•	1.03	1.15	0.13	—	—	0.13	—	—	16.83	7.26	0.90		0.90		0.90		2.98		1	36

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets								Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Redemption fees applied to capital	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)		Expenses net of fee waivers and/or recoupments, if any (2)(3)		Expenses net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)		(%)		(%)		(%)		($000’s)	(%)
ING Global Equity Dividend Fund (continued)
Class O
10-31-11	10.29	0.28		(0.29)	(0.01)	0.25	—	—	0.25	—	—	10.03	(0.16)	1.42		1.39		1.39		2.68		13,358	83
10-31-10	9.40	0.26	•	0.89	1.15	0.26	—	—	0.26	—	—	10.29	12.41	1.38		1.40		1.40		2.65		14,721	58
10-31-09	8.76	0.26	•	0.62	0.88	0.22	—	0.02	0.24	—	—	9.40	10.41	1.54		1.40		1.40		3.18		14,920	93
10-31-08	16.83	0.51	•	(6.78)	(6.27)	0.55	1.20	0.05	1.80	—	—	8.76	(40.83)	1.42		1.41		1.41		3.95		14,695	46
11-15-06(4)–10-31-07	15.86	0.55	•	1.74	2.29	0.57	0.75	—	1.32	—	—	16.83	15.12	1.26		1.26		1.26		3.46		23,737	36
Class W
10-31-11	11.26	0.23	•	(0.23)	0.00 *	0.25	—	—	0.25	—	—	11.01	0.00	1.17		1.14		1.14		1.98		1,792	83
10-31-10	10.25	0.31	•	0.98	1.29	0.28	—	—	0.28	—	—	11.26	12.79	1.13		1.15		1.15		2.87		37,819	58
10-31-09	9.53	0.26	•	0.74	1.00	0.26	—	0.02	0.28	—	—	10.25	10.92	1.07		0.93		0.93		2.68		21,321	93
02-12-08(4)–10-31-08	14.51	0.35		(4.83)	(4.48)	0.46	—	0.04	0.50	—	—	9.53	(31.78)	1.07		1.06		1.06		3.38		70	46

ING Global Natural Resources Fund
Class A
10-31-11	8.81	(0.00	)*	0.58	0.58	0.00 *	—	—	0.00 *	—	—	9.39	6.63	1.46	†	1.46	†	1.46	†	(0.02	)†	106,363	73
10-31-10	7.82	0.01		1.00	1.01	0.02	—	—	0.02	—	—	8.81	12.99	1.53	†	1.53	†	1.53	†	0.11	†	101,577	57
10-31-09	6.74	0.03		1.50	1.53	0.02	0.43	—	0.45	—	—	7.82	24.38	1.64	†	1.64	†	1.64	†	0.45	†	99,674	81
10-31-08	14.18	0.05		(4.92)	(4.87)	0.11	2.46	—	2.57	—	—	6.74	(41.12)	1.46	†	1.46	†	1.46	†	0.37	†	83,713	116
10-31-07	10.46	(0.03)		4.36	4.33	0.26	0.35	—	0.61	—	—	14.18	43.22	1.44	†	1.44	†	1.44	†	(0.28	)†	157,367	121
Class I
10-31-11	8.82	0.03		0.59	0.62	0.01	—	—	0.01	—	—	9.43	7.04	1.13	†	1.13	†	1.13	†	0.31	†	4,961	73
10-31-10	7.83	0.04	•	1.01	1.05	0.06	—	—	0.06	—	—	8.82	13.43	1.11	†	1.11	†	1.11	†	0.52	†	2,977	57
10-31-09	6.75	0.05	•	1.52	1.57	0.06	0.43	—	0.49	—	—	7.83	25.10	1.19	†	1.19	†	1.19	†	0.68	†	510	81
10-31-08	14.19	0.12	•	(4.95)	(4.83)	0.15	2.46	—	2.61	—	—	6.75	(40.87)	1.11	†	1.11	†	1.11	†	1.04	†	1	116
08-01-07(4)–10-31-07	12.07	0.00	*	2.12	2.12	—	—	—	—	—	—	14.19	17.56	1.08	†	1.08	†	1.08	†	0.09	†	2	121
Class W
10-31-11	11.10	0.03		0.74	0.77	0.01	—	—	0.01	—	—	11.86	6.91	1.21	†	1.21	†	1.21	†	0.20	†	1,741	73
10-31-10	9.86	0.05		1.24	1.29	0.05	—	—	0.05	—	—	11.10	13.17	1.28	†	1.28	†	1.28	†	0.36	†	378	57
10-31-09	8.39	0.05	•	1.91	1.96	0.06	0.43	—	0.49	—	—	9.86	24.84	1.19	†	1.19	†	1.19	†	0.64	†	186	81
02-12-08(4)–10-31-08	12.84	0.03	•	(4.48)	(4.45)	—	—	—	—	—	—	8.39	(34.66)	1.11	†	1.11	†	1.11	†	0.38	†	27	116

ING Global Opportunities Fund
Class A
10-31-11	14.07	0.01		(0.55)	(0.54)	0.32	—	—	0.32	—	—	13.21	(3.96)	1.72		1.51		1.51		0.13		30,587	67
10-31-10	12.85	0.05	•	1.17	1.22	—	—	—	—	—	—	14.07	9.49	1.84		1.63		1.63		0.39		55,541	156
10-31-09	11.68	0.12	•	1.50	1.62	0.45	—	—	0.45	—	—	12.85	14.38	1.78	†	1.70	†	1.70	†	1.13	†	93,829	176
10-31-08	23.54	0.18	•	(10.65)	(10.47)	—	1.39	—	1.39	—	—	11.68	(47.01)	1.61	†	1.60	†	1.60	†	0.93	†	151,246	116
10-31-07	18.56	0.10		5.56	5.66	—	0.68	—	0.68	—	—	23.54	31.32	1.54		1.54		1.54		0.59		349,917	69
Class B
10-31-11	13.44	(0.09	)•	(0.54)	(0.63)	0.19	—	—	0.19	—	—	12.62	(4.78)	2.47		2.26		2.26		(0.63)		4,793	67
10-31-10	12.36	(0.04)		1.12	1.08	—	—	—	—	—	—	13.44	8.74	2.59		2.38		2.38		(0.35)		9,094	156
10-31-09	11.19	0.04	•	1.43	1.47	0.30	—	—	0.30	—	—	12.36	13.42	2.53	†	2.45	†	2.45	†	0.38	†	14,077	176
10-31-08	22.78	0.02	•	(10.22)	(10.20)	—	1.39	—	1.39	—	—	11.19	(47.42)	2.36	†	2.35	†	2.35	†	0.11	†	18,831	116
10-31-07	18.11	(0.03)		5.38	5.35	—	0.68	—	0.68	—	—	22.78	30.35	2.29		2.29		2.29		(0.16)		50,276	69
Class C
10-31-11	13.44	(0.09	)•	(0.54)	(0.63)	0.19	—	—	0.19	—	—	12.62	(4.76)	2.47		2.26		2.26		(0.63)		25,973	67
10-31-10	12.36	(0.04)		1.12	1.08	—	—	—	—	—	—	13.44	8.74	2.59		2.38		2.38		(0.35)		49,256	156
10-31-09	11.21	0.04	•	1.43	1.47	0.32	—	—	0.32	—	—	12.36	13.43	2.53	†	2.45	†	2.45	†	0.38	†	76,677	176
10-31-08	22.81	0.03	•	(10.24)	(10.21)	—	1.39	—	1.39	—	—	11.21	(47.40)	2.36	†	2.35	†	2.35	†	0.14	†	102,274	116
10-31-07	18.14	(0.03)		5.38	5.35	—	0.68	—	0.68	—	—	22.81	30.30	2.29		2.29		2.29		(0.14)		232,439	69

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets								Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Redemption fees applied to capital	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)		Expenses net of fee waivers and/or recoupments, if any (2)(3)		Expenses net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)		(%)		(%)		(%)		($000’s)	(%)
ING Global Opportunities Fund (continued)
Class I
10-31-11	14.38	0.09	•	(0.58)	(0.49)	0.39	—	—	0.39	—	—	13.50	(3.55)	1.41		1.06		1.06		0.59		4,117	67
10-31-10	13.08	0.13	•	1.17	1.30	—	—	—	—	—	—	14.38	9.94	1.38		1.31		1.31		0.94		9,467	156
10-31-09	11.92	0.16	•	1.54	1.70	0.54	—	—	0.54	—	—	13.08	14.82	1.33	†	1.31	†	1.31	†	1.44	†	65,256	176
10-31-08	23.91	0.24	•	(10.84)	(10.60)	—	1.39	—	1.39	—	—	11.92	(46.82)	1.28	†	1.27	†	1.27	†	1.26	†	68,020	116
10-31-07	18.78	0.16		5.65	5.81	—	0.68	—	0.68	—	—	23.91	31.76	1.21		1.21		1.21		0.94		108,732	69
Class W
10-31-11	15.36	0.03	•	(0.62)	(0.59)	0.30	—	—	0.30	—	—	14.47	(3.94)	1.47		1.26		1.26		0.20		94	67
10-31-10	13.98	0.10	•	1.28	1.38	—	—	—	—	—	—	15.36	9.87	1.59		1.38		1.38		0.68		1,486	156
10-31-09	12.71	0.18	•	1.63	1.81	0.54	—	—	0.54	—	—	13.98	14.79	1.33	†	1.31	†	1.31	†	1.47	†	566	176
02-12-08(4)–10-31-08	20.48	0.27	•	(8.04)	(7.77)	—	—	—	—	—	—	12.71	(37.94)	1.28	†	1.27	†	1.27	†	2.03	†	296	116

ING Global Real Estate Fund
Class A
10-31-11	16.25	0.23		(0.15)	0.08	0.45	—	0.14	0.59	—	—	15.74	0.52	1.31	†	1.31	†	1.31	†	1.34	†	1,212,619	37
10-31-10	14.26	0.23	•	2.55	2.78	0.79	—	—	0.79	—	—	16.25	20.20	1.39	†	1.39	†	1.39	†	1.58	†	1,179,941	53
10-31-09	12.56	0.32	•	1.75	2.07	0.27	0.01	0.09	0.37	—	—	14.26	17.37	1.49	†	1.49	†	1.49	†	2.74	†	893,470	66
10-31-08	24.19	0.33	•	(11.19)	(10.86)	0.73	0.04	—	0.77	—	—	12.56	(46.00)	1.41	†	1.41	†	1.41	†	1.76	†	836,314	44
10-31-07	22.23	0.22	•	3.13	3.35	1.08	0.31	—	1.39	—	—	24.19	15.44	1.30		1.30		1.30		0.96		1,115,493	57
Class B
10-31-11	13.54	0.08	•	(0.11)	(0.03)	0.35	—	0.14	0.49	—	—	13.02	(0.19)	2.06	†	2.06	†	2.06	†	0.57	†	14,716	37
10-31-10	12.01	0.11	•	2.13	2.24	0.71	—	—	0.71	—	—	13.54	19.33	2.14	†	2.14	†	2.14	†	0.88	†	20,350	53
10-31-09	10.66	0.20	•	1.46	1.66	0.22	0.01	0.08	0.31	—	—	12.01	16.39	2.24	†	2.24	†	2.24	†	2.06	†	22,218	66
10-31-08	20.67	0.16	•	(9.52)	(9.36)	0.61	0.04	—	0.65	—	—	10.66	(46.40)	2.16	†	2.16	†	2.16	†	0.99	†	23,663	44
10-31-07	19.20	0.04	•	2.69	2.73	0.95	0.31	—	1.26	—	—	20.67	14.59	2.05		2.05		2.05		0.22		57,837	57
Class C
10-31-11	14.33	0.10		(0.13)	(0.03)	0.35	—	0.14	0.49	—	—	13.81	(0.19)	2.06	†	2.06	†	2.06	†	0.58	†	207,588	37
10-31-10	12.67	0.11	•	2.26	2.37	0.71	—	—	0.71	—	—	14.33	19.33	2.14	†	2.14	†	2.14	†	0.83	†	201,027	53
10-31-09	11.22	0.21	•	1.54	1.75	0.22	0.01	0.07	0.30	—	—	12.67	16.40	2.24	†	2.24	†	2.24	†	2.03	†	149,943	66
10-31-08	21.70	0.16		(9.99)	(9.83)	0.61	0.04	—	0.65	—	—	11.22	(46.38)	2.16	†	2.16	†	2.16	†	0.99	†	153,110	44
10-31-07	20.10	0.04	•	2.82	2.86	0.95	0.31	—	1.26	—	—	21.70	14.57	2.05		2.05		2.05		0.20		303,235	57
Class I
10-31-11	16.25	0.27	•	(0.12)	0.15	0.51	—	0.14	0.65	—	—	15.75	0.92	0.99	†	0.99	†	0.99	†	1.65	†	1,709,220	37
10-31-10	14.26	0.28	•	2.56	2.84	0.85	—	—	0.85	—	—	16.25	20.65	0.99	†	0.99	†	0.99	†	1.89	†	1,232,413	53
10-31-09	12.57	0.35	•	1.76	2.11	0.30	0.01	0.11	0.42	—	—	14.26	17.76	1.12	†	1.12	†	1.12	†	2.96	†	457,742	66
10-31-08	24.21	0.38	•	(11.17)	(10.79)	0.81	0.04	—	0.85	—	—	12.57	(45.77)	1.01	†	1.01	†	1.01	†	2.12	†	225,881	44
10-31-07	22.23	0.28	•	3.16	3.44	1.15	0.31	—	1.46	—	—	24.21	15.88	0.95		0.95		0.95		1.24		76,869	57
Class O
10-31-11	16.25	0.20		(0.12)	0.08	0.45	—	0.14	0.59	—	—	15.74	0.51	1.31	†	1.31	†	1.31	†	1.33	†	13,521	37
10-31-10	14.26	0.24	•	2.54	2.78	0.79	—	—	0.79	—	—	16.25	20.19	1.39	†	1.39	†	1.39	†	1.61	†	14,861	53
10-31-09	12.55	0.32	•	1.76	2.08	0.27	0.01	0.09	0.37	—	—	14.26	17.38	1.49	†	1.49	†	1.49	†	2.76	†	13,575	66
10-31-08	24.19	0.33	•	(11.19)	(10.86)	0.74	0.04	—	0.78	—	—	12.55	(46.03)	1.41	†	1.41	†	1.41	†	1.74	†	12,758	44
11-15-06(4)–10-31-07	22.20	0.20	•	3.20	3.40	1.10	0.31	—	1.41	—	—	24.19	15.68	1.30		1.30		1.30		0.90		26,137	57
Class R
08-05-11(4)–10-31-11	15.54	(0.02	)•	0.31	0.29	0.05	—	0.05	0.10	—	—	15.73	1.98	1.56	†	1.56	†	1.56	†	(0.56	)†	3	37
Class W
10-31-11	16.28	0.26	•	(0.14)	0.12	0.49	—	0.14	0.63	—	—	15.77	0.78	1.06	†	1.06	†	1.06	†	1.59	†	283,208	37
10-31-10	14.28	0.27	•	2.56	2.83	0.83	—	—	0.83	—	—	16.28	20.52	1.14	†	1.14	†	1.14	†	1.81	†	248,192	53
10-31-09	12.59	0.34	•	1.78	2.12	0.31	0.01	0.11	0.43	—	—	14.28	17.78	1.12	†	1.12	†	1.12	†	2.88	†	151,558	66
02-12-08(4)–10-31-08	19.29	0.28		(6.65)	(6.37)	0.33	—	—	0.33	—	—	12.59	(33.53)	1.01	†	1.01	†	1.01	†	1.95	†	50,233	44

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets								Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Redemption fees applied to capital	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)		Expenses net of fee waivers and/or recoupments, if any (2)(3)		Expenses net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)	($)	($)	($)	(%)	(%)		(%)		(%)		(%)		($000’s)	(%)
ING Global Value Choice Fund
Class A
10-31-11	31.83	0.21		0.66	0.87	0.47	—		—	0.47	—	—	32.23	2.69	1.43	†	1.43	†	1.42	†	0.70	†	233,166	67
10-31-10	26.25	0.10		5.61	5.71	0.17	—		—	0.17	0.04	—	31.83	21.97 (b)	1.50		1.49		1.48		0.44		200,835	49
10-31-09	16.84	0.12	•	9.29	9.41	—	—		—	—	—	—	26.25	55.88	1.58	†	1.50	†	1.49	†	0.56	†	107,499	81
10-31-08	28.40	0.11		(11.51)	(11.40)	0.16	—		—	0.16	—	—	16.84	(40.34)	1.62	†	1.55	†	1.53	†	0.41	†	38,258	73
10-31-07	21.72	0.01		6.67	6.68	—	—		—	—	—	—	28.40	30.76	1.77		1.82		1.81		0.04		58,600	66
Class B
10-31-11	33.82	(0.04	)•	0.70	0.66	0.20	—		—	0.20	—	—	34.28	1.94	2.18	†	2.18	†	2.17	†	(0.12	)†	5,771	67
10-31-10	28.00	(0.11)		5.96	5.85	0.07	—		—	0.07	0.04	—	33.82	21.07 (b)	2.25		2.24		2.23		(0.34)		7,557	49
10-31-09	18.10	(0.05)		9.95	9.90	—	—		—	—	—	—	28.00	54.70	2.33	†	2.25	†	2.24	†	(0.19	)†	7,105	81
10-31-08	30.58	(0.11	)•	(12.37)	(12.48)	—	—		—	—	—	—	18.10	(40.81)	2.37	†	2.30	†	2.28	†	(0.39	)†	6,722	73
10-31-07	23.54	(0.17	)•	7.21	7.04	—	—		—	—	—	—	30.58	29.91	2.42		2.47		2.46		(0.62)		22,049	66
Class C
10-31-11	30.03	(0.01	)•	0.60	0.59	0.35	—		—	0.35	—	—	30.27	1.93	2.18	†	2.18	†	2.17	†	(0.05	)†	134,665	67
10-31-10	24.88	(0.09	)•	5.28	5.19	0.08	—		—	0.08	0.04	—	30.03	21.04 (b)	2.25		2.24		2.23		(0.33)		103,709	49
10-31-09	16.08	(0.05)		8.85	8.80	—	—		—	—	—	—	24.88	54.73	2.33	†	2.25	†	2.24	†	(0.30	)†	48,308	81
10-31-08	27.18	(0.09)		(10.99)	(11.08)	0.02	—		—	0.02	—	—	16.08	(40.79)	2.37	†	2.30	†	2.28	†	(0.36	)†	21,045	73
10-31-07	20.93	(0.14	)•	6.39	6.25	—	—		—	—	—	—	27.18	29.86	2.42		2.47		2.46		(0.60)		39,537	66
Class I
10-31-11	32.14	0.37	•	0.62	0.99	0.55	—		—	0.55	—	—	32.58	3.04	1.08	†	1.08	†	1.07	†	1.09	†	241,105	67
10-31-10	26.46	0.25	•	5.63	5.88	0.24	—		—	0.24	0.04	—	32.14	22.49 (b)	1.12		1.11		1.10		0.84		152,120	49
10-31-09	16.92	0.18	•	9.36	9.54	—	—		—	—	—	—	26.46	56.38	1.18	†	1.17	†	1.16	†	0.82	†	10,388	81
10-31-08	28.57	0.22		(11.59)	(11.37)	0.28	—		—	0.28	—	—	16.92	(40.13)	1.22	†	1.22	†	1.20	†	0.76	†	5,794	73
10-31-07	21.73	0.15		6.69	6.84	—	—		—	—	—	—	28.57	31.48	1.25		1.30		1.29		0.67		7,845	66
Class W
10-31-11	32.07	0.29		0.68	0.97	0.54	—		—	0.54	—	—	32.50	2.98	1.18	†	1.18	†	1.17	†	0.87	†	25,458	67
10-31-10	26.46	0.21	•	5.60	5.81	0.24	—		—	0.24	0.04	—	32.07	22.23 (b)	1.25		1.24		1.23		0.73		30,105	49
06-01-09(4)–10-31-09	24.24	(0.08	)•	2.30	2.22	—	—		—	—	—	—	26.46	9.16	1.18	†	1.17	†	1.16	†	(0.79	)†	250	81

ING Greater China Fund
Class A
10-31-11	16.40	0.05		(2.08)	(2.03)	0.18	—		—	0.18	—	—	14.19	(12.53)	2.11		2.10		2.10		0.29		21,370	129
10-31-10	14.28	0.04	•	2.29	2.33	0.21	—		—	0.21	—	—	16.40	16.49	2.11		2.10		2.10		0.27		29,947	90
10-31-09	9.24	0.07	•	5.78	5.85	0.21	0.60		—	0.81	—	—	14.28	67.10	2.29		2.11		2.11		0.58		32,860	134
10-31-08	24.43	0.05	•	(13.12)	(13.07)	0.06	2.06		—	2.12	—	—	9.24	(57.63)	1.96		1.96		1.96		0.32		20,481	159
10-31-07	12.49	0.07		11.93	12.00	0.06	0.00	*	—	0.06	—	—	24.43	96.41	1.91		1.91		1.91		0.54		73,804	109
Class B
10-31-11	16.18	(0.08	)•	(2.04)	(2.12)	0.07	—		—	0.07	—	—	13.99	(13.14)	2.86		2.85		2.85		(0.51)		1,771	129
10-31-10	14.11	(0.07	)•	2.26	2.19	0.12	—		—	0.12	—	—	16.18	15.61	2.86		2.85		2.85		(0.45)		2,772	90
10-31-09	9.08	(0.03	)•	5.72	5.69	0.06	0.60		—	0.66	—	—	14.11	65.73	3.04		2.86		2.86		(0.29)		3,246	134
10-31-08	24.14	(0.05)		(12.95)	(13.00)	—	2.06		—	2.06	—	—	9.08	(57.95)	2.71		2.71		2.71		(0.33)		1,901	159
10-31-07	12.42	(0.03	)•	11.79	11.76	0.04	0.00	*	—	0.04	—	—	24.14	94.92	2.66		2.66		2.66		(0.19)		7,414	109
Class C
10-31-11	16.19	(0.06)		(2.06)	(2.12)	0.08	—		—	0.08	—	—	13.99	(13.16)	2.86		2.85		2.85		(0.39)		4,186	129
10-31-10	14.15	(0.08	)•	2.28	2.20	0.16	—		—	0.16	—	—	16.19	15.64	2.86		2.85		2.85		(0.53)		5,772	90
10-31-09	9.09	(0.02	)•	5.73	5.71	0.05	0.60		—	0.65	—	—	14.15	65.77	3.04		2.86		2.86		(0.15)		6,182	134
10-31-08	24.16	(0.09	)•	(12.92)	(13.01)	—	2.06		—	2.06	—	—	9.09	(57.94)	2.71		2.71		2.71		(0.52)		2,694	159
10-31-07	12.43	(0.03	)•	11.79	11.76	0.03	0.00	*	—	0.03	—	—	24.16	94.75	2.66		2.66		2.66		(0.20)		12,386	109

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets								Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate		Redemption fees applied to capital	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)		Expenses net of fee waivers and/or recoupments, if any (2)(3)		Expenses net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	($)	(%)	(%)		(%)		(%)		(%)		($000’s)	(%)
ING Greater China Fund (continued)
Class I
10-31-11	16.44	0.12	•	(2.10)	(1.98)	0.23	—	—	0.23	—		—	14.23	(12.20)	1.78		1.77		1.77		0.74		1,924	129
10-31-10	14.31	0.17	•	2.23	2.40	0.27	—	—	0.27	—		—	16.44	16.97	1.72		1.71		1.71		1.15		2,212	90
10-31-09	9.28	0.19	•	5.72	5.91	0.28	0.60	—	0.88	—		—	14.31	67.79	1.86		1.68		1.68		1.48		690	134
10-31-08	24.46	0.16	•	(13.18)	(13.02)	0.10	2.06	—	2.16	—		—	9.28	(57.42)	1.70		1.70		1.70		1.02		39	159
10-31-07	12.50	0.11		11.93	12.04	0.08	0.00 *	—	0.08	—		—	24.46	96.81	1.66		1.66		1.66		0.73		52	109
Class O
10-31-11	16.27	0.07		(2.08)	(2.01)	0.19	—	—	0.19	—		—	14.07	(12.51)	2.11		2.10		2.10		0.48		4,636	129
10-31-10	14.19	0.07	•	2.24	2.31	0.23	—	—	0.23	—		—	16.27	16.49	2.11		2.10		2.10		0.49		4,530	90
10-31-09	9.26	0.11	•	5.70	5.81	0.28	0.60	—	0.88	—		—	14.19	66.79	2.29		2.11		2.11		0.85		2,966	134
06-04-08(4)–10-31-08	16.83	0.11	•	(7.68)	(7.57)	—	—	—	—	—		—	9.26	(44.98)	1.96		1.96		1.96		2.23		206	159
Class W
08-05-11(4)–10-31-11	15.51	0.02		(1.30)	(1.28)	0.00 *	—	—	0.00 *	—		—	14.23	(8.25)	1.86		1.85		1.85		0.61		3	129

ING Index Plus International Equity Fund
Class A
10-31-11	8.36	0.18		(0.66)	(0.48)	0.11	—	—	0.11	—		—	7.77	(5.81)	1.48	†	1.15	†	1.15	†	1.98	†	7,322	140
10-31-10	7.80	0.13		0.58	0.71	0.15	—	—	0.15	0.00	*	0.00	8.36	9.17 (c)	1.31	†	1.16	†	1.16	†	1.65	†	8,969	171
10-31-09	6.35	0.16	•	1.49	1.65	0.23	—	—	0.23	0.03		—	7.80	27.40 (d)	1.53		1.15		1.15		2.58		8,828	169
10-31-08	13.95	0.19	•	(6.24)	(6.05)	0.18	1.37	—	1.55	—		—	6.35	(48.51)	1.73		1.30		1.30		1.93		9,446	215
10-31-07	11.68	0.14	•	2.48	2.62	0.08	0.27	—	0.35	—		—	13.95	22.98	1.13		1.16		1.16		1.17		2,233	213
Class B
10-31-11	8.36	0.10	•	(0.64)	(0.54)	0.03	—	—	0.03	—		—	7.79	(6.47)	2.23	†	1.90	†	1.90	†	1.16	†	387	140
10-31-10	7.80	0.06	•	0.58	0.64	0.08	—	—	0.08	0.00	*	—	8.36	8.30 (c)	2.06	†	1.91	†	1.91	†	0.86	†	772	171
10-31-09	6.29	0.11	•	1.49	1.60	0.12	—	—	0.12	0.03		—	7.80	26.41 (d)	2.28		1.90		1.90		1.74		1,221	169
10-31-08	13.90	0.12	•	(6.20)	(6.08)	0.16	1.37	—	1.53	—		—	6.29	(48.88)	2.48		2.05		2.05		1.22		1,571	215
10-31-07	11.63	0.09	•	2.51	2.60	0.06	0.27	—	0.33	—		—	13.90	22.85	1.89		1.92		1.92		0.67		734	213
Class C
10-31-11	8.30	0.10	•	(0.64)	(0.54)	0.04	—	—	0.04	—		—	7.72	(6.52)	2.23	†	1.90	†	1.90	†	1.23	†	943	140
10-31-10	7.75	0.07	•	0.57	0.64	0.09	—	—	0.09	0.00	*	—	8.30	8.35 (c)	2.06	†	1.91	†	1.91	†	0.93	†	1,202	171
10-31-09	6.28	0.11	•	1.48	1.59	0.15	—	—	0.15	0.03		—	7.75	26.45 (d)	2.28		1.90		1.90		1.78		1,445	169
10-31-08	13.89	0.12	•	(6.20)	(6.08)	0.16	1.37	—	1.53	—		—	6.28	(48.91)	2.48		2.05		2.05		1.16		1,311	215
10-31-07	11.61	0.09	•	2.50	2.59	0.04	0.27	—	0.31	—		—	13.89	22.81	1.89		1.92		1.92		0.69		1,126	213
Class I
10-31-11	8.38	0.17		(0.61)	(0.44)	0.14	—	—	0.14	—		—	7.80	(5.34)	1.04	†	0.71	†	0.71	†	2.02	†	47,132	140
10-31-10	7.81	0.14	•	0.59	0.73	0.16	—	—	0.16	0.00	*	—	8.38	9.46 (c)	0.85	†	0.83	†	0.83	†	1.86	†	81,470	171
10-31-09	6.42	0.18	•	1.50	1.68	0.32	—	—	0.32	0.03		—	7.81	27.81 (d)	0.92		0.90		0.90		2.83		51,144	169
10-31-08	14.06	0.29	•	(6.32)	(6.03)	0.24	1.37	—	1.61	—		—	6.42	(48.12)	1.05		0.62		0.62		2.80		54,838	215
10-31-07	11.70	0.20		2.55	2.75	0.12	0.27	—	0.39	—		—	14.06	24.14	0.84		0.87		0.87		1.78		118,924	213
Class O
10-31-11	8.30	0.17		(0.65)	(0.48)	0.11	—	—	0.11	—		—	7.71	(5.85)	1.48	†	1.15	†	1.15	†	1.98	†	38,942	140
10-31-10	7.75	0.14		0.56	0.70	0.15	—	—	0.15	0.00	*	—	8.30	9.10 (c)	1.31	†	1.16	†	1.16	†	1.65	†	45,938	171
10-31-09	6.31	0.16	•	1.49	1.65	0.24	—	—	0.24	0.03		—	7.75	27.60 (d)	1.53		1.15		1.15		2.53		47,328	169
11-09-07(4)–10-31-08	13.09	0.19	•	(5.36)	(5.17)	0.24	1.37	—	1.61	—		—	6.31	(45.16)	1.73		1.30		1.30		2.03		41,539	215
Class W
08-05-11(4)–10-31-11	7.93	0.03		(0.17)	(0.14)	—	—	—	—	—		—	7.79	(1.77)	1.23	†	0.90	†	0.90	†	1.73	†	3	140

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate		Redemption fees applied to capital	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)	Expenses net of fee waivers and/or recoupments, if any (2)(3)	Expenses net of all reductions/ additions (2)(3)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING International Capital Appreciation Fund(5)
Class A
10-31-11	10.08	0.07	•	(0.98)	(0.91)	0.04	—	—	0.04	—		—	9.13	(9.12)	1.75	1.47	1.47	0.71	16,511	65
10-31-10	9.03	0.04		1.01	1.05	—	—	—	—	0.00	*	—	10.08	11.63 (c)	1.70	1.46	1.45	0.42	24,553	63
10-31-09	6.70	0.00	*•	2.49	2.49	0.15	—	0.01	0.16	—		—	9.03	37.80	1.55	1.51	1.50	0.01	25,819	75
10-31-08	14.86	0.12		(7.64)	(7.52)	0.14	0.50	—	0.64	—		—	6.70	(52.69)	1.41	1.46	1.46	0.73	1,612	83
10-31-07	11.39	0.01	•	3.76	3.77	0.05	0.25	—	0.30	—		—	14.86	33.89	1.48	1.50	1.50	0.08	4,592	71
Class B
10-31-11	9.91	(0.01	)•	(0.96)	(0.97)	0.01	—	—	0.01	—		—	8.93	(9.83)	2.50	2.22	2.22	(0.12)	940	65
10-31-10	8.95	(0.04)		1.00	0.96	—	—	—	—	0.00	*	—	9.91	10.73 (c)	2.45	2.21	2.20	(0.33)	2,597	63
10-31-09	6.58	(0.06	)•	2.47	2.41	0.03	—	0.01	0.04	—		—	8.95	36.68	2.30	2.26	2.25	(0.75)	4,460	75
10-31-08	14.67	(0.01	)•	(7.47)	(7.48)	0.11	0.50	—	0.61	—		—	6.58	(53.01)	2.16	2.21	2.21	(0.11)	278	83
10-31-07	11.33	(0.09)		3.71	3.62	0.03	0.25	—	0.28	—		—	14.67	32.67	2.23	2.25	2.25	(0.88)	943	71
Class C
10-31-11	9.95	0.00	*	(0.97)	(0.97)	0.01	—	—	0.01	—		—	8.97	(9.79)	2.50	2.22	2.22	(0.04)	5,978	65
10-31-10	8.98	(0.03)		1.00	0.97	—	—	—	—	0.00	*	—	9.95	10.80 (c)	2.45	2.21	2.20	(0.32)	7,495	63
10-31-09	6.60	(0.06	)•	2.47	2.41	0.02	—	0.01	0.03	—		—	8.98	36.38	2.30	2.26	2.25	(0.69)	7,825	75
10-31-08	14.71	0.00	*•	(7.50)	(7.50)	0.11	0.50	—	0.61	—		—	6.60	(52.99)	2.16	2.21	2.21	0.01	354	83
10-31-07	11.35	(0.12)		3.73	3.61	0.00 *	0.25	—	0.25	—		—	14.71	32.45	2.23	2.25	2.25	(0.97)	971	71
Class I
10-31-11	10.09	0.06	•	(0.95)	(0.89)	0.08	—	—	0.08	—		—	9.12	(8.89)	1.30	1.02	1.02	0.60	5,912	65
10-31-10	9.00	0.08		1.01	1.09	—	—	—	—	0.00	*	—	10.09	12.11 (c)	1.20	0.96	0.95	0.89	58,078	63
10-31-09	6.73	0.09	•	2.41	2.50	0.22	—	0.01	0.23	—		—	9.00	38.21	1.18	1.14	1.13	1.17	58,959	75
10-31-08	14.90	0.17		(7.67)	(7.50)	0.17	0.50	—	0.67	—		—	6.73	(52.48)	1.08	1.13	1.13	1.09	47,918	83
10-31-07	11.43	0.06	•	3.75	3.81	0.09	0.25	—	0.34	—		—	14.90	34.14	1.13	1.15	1.15	0.47	140,901	71
Class W
10-31-11	10.10	0.10	•	(0.98)	(0.88)	0.07	—	—	0.07	—		—	9.15	(8.82)	1.50	1.22	1.22	0.96	7,687	65
10-31-10	9.03	0.07		1.00	1.07	—	—	—	—	0.00	*	—	10.10	11.85 (c)	1.46	1.22	1.21	0.66	10,787	63
08-07-09(4)–10-31-09	8.59	0.00	*•	0.44	0.44	—	—	—	—	—		—	9.03	5.12	1.43	1.39	1.38	0.04	11,675	75

ING International Core Fund
Class I
02-08-11(4)–10-31-11	10.00	0.11	•	(1.28)	(1.17)	—	—	—	—	—		—	8.83	(11.70)	1.00	0.95	0.95	1.56	349,613	57

ING International Growth Fund
Class I
01-06-11(4)–10-31-11	10.00	0.15		(0.85)	(0.70)	—	—	—	—	—		—	9.30	(7.00)	1.07	0.99	0.99	1.91	150,232	33

ING International Real Estate Fund
Class A
10-31-11	8.85	0.15		(0.73)	(0.58)	0.46	—	—	0.46	—		—	7.81	(6.96)	1.47	1.47	1.47	1.84	189,499	66
10-31-10	8.48	0.14	•	0.85	0.99	0.62	—	—	0.62	—		—	8.85	12.46	1.50	1.50	1.50	1.77	240,779	60
10-31-09	6.91	0.17		1.57	1.74	0.17	—	—	0.17	—		—	8.48	25.77	1.73	1.53	1.53	2.43	116,989	72
10-31-08	14.56	0.33		(7.43)	(7.10)	0.36	—	0.19	0.55	—		—	6.91	(50.31)	1.48	1.50	1.50	1.76	89,623	46
10-31-07	11.63	0.13	•	3.14	3.27	0.34	—	—	0.34	—		—	14.56	28.49	1.51	1.50	1.50	0.99	271,425	44
Class B
10-31-11	8.82	0.09	•	(0.74)	(0.65)	0.39	—	—	0.39	—		—	7.78	(7.79)	2.22	2.22	2.22	1.06	2,088	66
10-31-10	8.44	0.08	•	0.86	0.94	0.56	—	—	0.56	—		—	8.82	11.74	2.25	2.25	2.25	1.05	3,019	60
10-31-09	6.88	0.12		1.56	1.68	0.12	—	—	0.12	—		—	8.44	24.82	2.48	2.28	2.28	1.78	3,875	72
10-31-08	14.50	0.25		(7.41)	(7.16)	0.27	—	0.19	0.46	—		—	6.88	(50.72)	2.23	2.25	2.25	1.00	4,004	46
10-31-07	11.59	0.03	•	3.14	3.17	0.26	—	—	0.26	—		—	14.50	27.69	2.26	2.25	2.25	0.25	11,819	44

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions											Ratios to average net assets								Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Payments from Distribution settlement/ affiliate	Redemption fees applied to capital	Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)		Expenses net of fee waivers and/or recoupments, if any (2)(3)		Expenses net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	($)	($)	(%)		(%)		(%)		(%)		(%)		($000’s)	(%)
ING International Real Estate Fund (continued)
Class C
10-31-11	8.81	0.11		(0.75)	(0.64)	0.39		—	—	0.39		—	—	7.78	(7.64)		2.22		2.22		2.22		1.12		18,966	66
10-31-10	8.44	0.08	•	0.85	0.93	0.56		—	—	0.56		—	—	8.81	11.65		2.25		2.25		2.25		1.05		25,632	60
10-31-09	6.88	0.13		1.54	1.67	0.11		—	—	0.11		—	—	8.44	24.76		2.48		2.28		2.28		1.81		26,520	72
10-31-08	14.49	0.29		(7.44)	(7.15)	0.27		—	0.19	0.46		—	—	6.88	(50.69)		2.23		2.25		2.25		1.00		36,661	46
10-31-07	11.59	0.03	•	3.13	3.16	0.26		—	—	0.26		—	—	14.49	27.58		2.26		2.25		2.25		0.24		121,529	44
Class I
10-31-11	8.87	0.19		(0.75)	(0.56)	0.49		—	—	0.49		—	—	7.82	(6.75)		1.14		1.14		1.14		2.08		253,837	66
10-31-10	8.49	0.18		0.85	1.03	0.65		—	—	0.65		—	—	8.87	12.90		1.17		1.17		1.17		2.13		365,799	60
10-31-09	6.92	0.19		1.57	1.76	0.19		—	—	0.19		—	—	8.49	26.12		1.23		1.23		1.23		2.80		387,251	72
10-31-08	14.58	0.23	•	(7.31)	(7.08)	0.39		—	0.19	0.58		—	—	6.92	(50.14)		1.16		1.18		1.18		2.22		290,227	46
10-31-07	11.64	0.16	•	3.15	3.31	0.37		—	—	0.37		—	—	14.58	28.80		1.26		1.25		1.25		1.22		127,029	44
Class W
10-31-11	8.89	0.19	•	(0.75)	(0.56)	0.49		—	—	0.49		—	—	7.84	(6.76)		1.22		1.22		1.22		2.21		10,270	66
10-31-10	8.51	0.16	•	0.86	1.02	0.64		—	—	0.64		—	—	8.89	12.80		1.25		1.25		1.25		2.01		5,202	60
10-31-09	6.91	0.19		1.60	1.79	0.19		—	—	0.19		—	—	8.51	26.61		1.23		1.23		1.23		2.85		2,094	72
02-12-08(4)–10-31-08	11.48	0.17	•	(4.59)	(4.42)	0.10		—	0.05	0.15		—	—	6.91	(38.91)		1.18		1.20		1.20		2.45		307	46

ING International SmallCap Multi-Manager Fund
Class A
10-31-11	37.55	0.29	•	(2.32)	(2.03)	0.14		—	—	0.14		0.01	—	35.39	(5.41	)(e)	1.72	†	1.70	†	1.70	†	0.74	†	99,873	37
10-31-10	31.45	0.14	•	6.28	6.42	0.40		—	—	0.40		0.08	—	37.55	20.85	(f)	1.81	†	1.79	†	1.79	†	0.42	†	144,594	63
10-31-09	22.73	0.21	•	9.04	9.25	0.71		—	—	0.71		0.18	—	31.45	42.73	(g)	1.95	†	1.95	†	1.95	†	0.85	†	177,914	103
10-31-08	66.43	0.65		(36.15)	(35.50)	0.32		7.88	—	8.20		—	—	22.73	(59.84)		1.70		1.70		1.70		1.27		160,896	84
10-31-07	47.15	0.31		19.25	19.56	0.28		—	—	0.28		—	—	66.43	41.67		1.60		1.60		1.60		0.67		523,535	93
Class B
10-31-11	39.49	(0.00	)*•	(2.41)	(2.41)	0.00	*	—	—	0.00	*	0.02	—	37.10	(6.05	)(e)	2.37	†	2.35	†	2.35	†	(0.01	)†	2,592	37
10-31-10	33.01	(0.09	)•	6.62	6.53	0.13		—	—	0.13		0.08	—	39.49	20.07	(f)	2.46	†	2.44	†	2.44	†	(0.27	)†	5,120	63
10-31-09	23.48	0.06	•	9.45	9.51	0.17		—	—	0.17		0.19	—	33.01	41.60	(g)	2.60	†	2.60	†	2.60	†	0.24	†	8,383	103
10-31-08	68.31	0.21	•	(37.16)	(36.95)	—		7.88	—	7.88		—	—	23.48	(60.10)		2.35		2.35		2.35		0.45		11,892	84
10-31-07	48.53	0.00	*•	19.78	19.78	—		—	—	—		—	—	68.31	40.76		2.25		2.25		2.25		0.00	*	65,619	93
Class C
10-31-11	35.04	0.04	•	(2.16)	(2.12)	0.00	*	—	—	0.00	*	0.01	—	32.93	(6.02	)(e)	2.37	†	2.35	†	2.35	†	0.11	†	23,410	37
10-31-10	29.41	(0.07	)•	5.87	5.80	0.24		—	—	0.24		0.07	—	35.04	20.05	(f)	2.46	†	2.44	†	2.44	†	(0.23	)†	31,078	63
10-31-09	21.15	0.05	•	8.46	8.51	0.42		—	—	0.42		0.17	—	29.41	41.80	(g)	2.60	†	2.60	†	2.60	†	0.21	†	31,928	103
10-31-08	62.48	0.34		(33.79)	(33.45)	—		7.88	—	7.88		—	—	21.15	(60.11)		2.35		2.35		2.35		0.58		29,760	84
10-31-07	44.39	0.00	*•	18.09	18.09	0.00	*	—	—	0.00	*	—	—	62.48	40.76		2.25		2.25		2.25		0.01		104,274	93
Class I
10-31-11	37.66	0.50	•	(2.35)	(1.85)	0.32		—	—	0.32		0.01	—	35.50	(4.97	)(e)	1.27	†	1.25	†	1.25	†	1.26	†	153,676	37
10-31-10	31.53	0.33		6.27	6.60	0.55		—	—	0.55		0.08	—	37.66	21.45	(f)	1.28	†	1.26	†	1.26	†	0.99	†	210,965	63
10-31-09	22.85	0.32	•	9.09	9.41	0.91		—	—	0.91		0.18	—	31.53	43.57	(g)	1.45	†	1.45	†	1.45	†	1.29	†	164,985	103
10-31-08	66.72	0.78		(36.25)	(35.47)	0.52		7.88	—	8.40		—	—	22.85	(59.66)		1.29		1.29		1.29		1.71		139,213	84
10-31-07	47.35	0.60		19.25	19.85	0.48		—	—	0.48		—	—	66.72	42.24		1.20		1.20		1.20		1.12		376,737	93
Class O
10-31-11	37.30	0.39	•	(2.37)	(1.98)	0.20		—	—	0.20		0.01	—	35.13	(5.32	)(e)	1.62	†	1.60	†	1.60	†	1.00	†	1,425	37
10-31-10	31.28	0.19		6.22	6.41	0.47		—	—	0.47		0.08	—	37.30	20.95	(f)	1.71	†	1.69	†	1.69	†	0.66	†	1,164	63
10-31-09	22.75	0.18	•	9.07	9.25	0.90		—	—	0.90		0.18	—	31.28	43.07	(g)	1.85	†	1.85	†	1.85	†	0.69	†	565	103
06-04-08(4)–10-31-08	47.28	0.18	•	(24.71)	(24.53)	—		0.00 *	—	—		—	—	22.75	(51.88)		1.60		1.60		1.60		1.39		62	84

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions												Ratios to average net assets								Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Payments from Distribution settlement/ affiliate		Redemption fees applied to capital	Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)		Expenses net of fee waivers and/or recoupments, if any (2)(3)		Expenses net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)		($)	($)	(%)		(%)		(%)		(%)		(%)		($000’s)	(%)
ING International SmallCap Multi-Manager Fund (continued)
Class W
10-31-11	44.49	0.53	•	(2.79)	(2.26)	0.25		—	—	0.25		0.02		—	42.00	(5.08	)(e)	1.37	†	1.35	†	1.35	†	1.14	†	26,693	37
10-31-10	37.21	0.32	•	7.41	7.73	0.54		—	—	0.54		0.09		—	44.49	21.24	(f)	1.46	†	1.44	†	1.44	†	0.82	†	42,257	63
10-31-09	26.83	0.37		10.71	11.08	0.92		—	—	0.92		0.22		—	37.21	43.54	(g)	1.45	†	1.45	†	1.45	†	1.32	†	12,096	103
02-12-08(4)–10-31-08	50.70	0.50	•	(24.37)	(23.87)	—		0.00 *	—	—		—		—	26.83	(47.08)		1.29		1.29		1.29		1.80		10,366	84

ING International Value Choice Fund
Class A
10-31-11	10.96	0.16		(0.90)	(0.74)	0.09		—	—	0.09		—		—	10.13	(6.82)		1.82	†	1.60	†	1.60	†	1.42	†	21,037	48
10-31-10	9.68	0.08	•	1.26	1.34	0.06		—	—	0.06		—		—	10.96	13.95		1.78	†	1.70	†	1.70	†	0.77	†	22,683	43
10-31-09	7.56	0.06		2.14	2.20	0.08		—	—	0.08		—		—	9.68	29.22		1.83	†	1.70	†	1.70	†	0.86	†	15,615	44
10-31-08	14.89	0.06		(5.31)	(5.25)	0.10		1.98	—	2.08		—		—	7.56	(40.21)		1.62	†	1.65	†	1.64	†	0.52	†	8,940	73
10-31-07	12.42	0.10	•	2.65	2.75	0.07		0.21	—	0.28		—		—	14.89	22.48		1.63		1.70		1.70		0.77		16,598	88
Class B
10-31-11	10.77	0.08	•	(0.90)	(0.82)	—		—	—	—		—		—	9.95	(7.61)		2.57	†	2.35	†	2.35	†	0.58	†	481	48
10-31-10	9.53	0.01	•	1.24	1.25	0.01		—	—	0.01		—		—	10.77	13.11		2.53	†	2.45	†	2.45	†	0.09	†	1,160	43
10-31-09	7.44	0.02	•	2.07	2.09	0.00	*	—	—	0.00	*	—		—	9.53	28.13		2.58	†	2.45	†	2.45	†	0.18	†	1,786	44
10-31-08	14.67	(0.03	)•	(5.22)	(5.25)	0.00	*	1.98	—	1.98		—		—	7.44	(40.63)		2.37	†	2.40	†	2.39	†	(0.27	)†	1,738	73
10-31-07	12.27	0.00	*•	2.61	2.61	—		0.21	—	0.21		—		—	14.67	21.54		2.38		2.45		2.45		0.01		3,805	88
Class C
10-31-11	10.80	0.09		(0.90)	(0.81)	0.03		—	—	0.03		—		—	9.96	(7.55)		2.57	†	2.35	†	2.35	†	0.69	†	4,449	48
10-31-10	9.56	0.01	•	1.24	1.25	0.01		—	—	0.01		—		—	10.80	13.07		2.53	†	2.45	†	2.45	†	0.06	†	5,195	43
10-31-09	7.46	0.01	•	2.09	2.10	0.00	*	—	—	0.00	*	—		—	9.56	28.19		2.58	†	2.45	†	2.45	†	0.14	†	4,091	44
10-31-08	14.70	(0.03	)•	(5.23)	(5.26)	—		1.98	—	1.98		—		—	7.46	(40.62)		2.37	†	2.40	†	2.39	†	(0.25	)†	2,267	73
10-31-07	12.29	0.00	*	2.62	2.62	—		0.21	—	0.21		—		—	14.70	21.58		2.38		2.45		2.45		0.00	*	4,930	88
Class I
10-31-11	10.96	0.23	•	(0.93)	(0.70)	0.12		—	—	0.12		—		—	10.14	(6.50)		1.38	†	1.28	†	1.28	†	1.82	†	3,892	48
10-31-10	9.67	0.12	•	1.25	1.37	0.08		—	—	0.08		—		—	10.96	14.26		1.35	†	1.35	†	1.35	†	1.24	†	17,722	43
10-31-09	7.57	0.10	•	2.12	2.22	0.12		—	—	0.12		—		—	9.67	29.58		1.39	†	1.39	†	1.39	†	1.19	†	27,654	44
10-31-08	14.92	0.09		(5.30)	(5.21)	0.16		1.98	—	2.14		—		—	7.57	(39.96)		1.27	†	1.30	†	1.29	†	0.80	†	36,089	73
10-31-07	12.42	0.17	•	2.64	2.81	0.10		0.21	—	0.31		—		—	14.92	23.04		1.24		1.31		1.31		1.29		60,413	88
Class W
10-31-11	10.97	0.22		(0.94)	(0.72)	0.11		—	—	0.11		—		—	10.14	(6.62)		1.57	†	1.35	†	1.35	†	2.06	†	63	48
10-31-10	9.68	0.12	•	1.25	1.37	0.08		—	—	0.08		—		—	10.97	14.27		1.53	†	1.45	†	1.45	†	1.15	†	34	43
06-01-09(4)–10-31-09	9.18	0.01	•	0.49	0.50	—		—	—	—		—		—	9.68	5.45		1.39	†	1.39	†	1.39	†	0.30	†	3	44

ING International Value Fund
Class A
10-31-11	11.78	0.20	•	(1.16)	(0.96)	0.23		—	—	0.23		0.00	*	—	10.59	(8.33	)(h)	1.65	†	1.64	†	1.64	†	1.68	†	306,024	116
10-31-10	11.30	0.18	•	0.45	0.63	0.17		—	—	0.17		0.02		—	11.78	5.78	(i)	1.62	†	1.62	†	1.62	†	1.63	†	549,016	81
10-31-09	11.13	0.14		1.88	2.02	0.35		1.51	—	1.86		0.01		—	11.30	21.74	(j)	1.75	†	1.75	†	1.75	†	1.25	†	725,329	92
10-31-08	23.15	0.39		(8.83)	(8.44)	0.23		3.35	—	3.58		—		—	11.13	(42.58)		1.58	†	1.58	†	1.57	†	1.95	†	931,162	23
10-31-07	21.52	0.24	•	3.73	3.97	0.20		2.14	—	2.34		—		—	23.15	19.87		1.59		1.59		1.59		1.08		2,136,218	32
Class B
10-31-11	11.66	0.11	•	(1.16)	(1.05)	0.00	*	—	—	0.00	*	0.00	*	—	10.61	(9.00	)(h)	2.35	†	2.34	†	2.34	†	0.94	†	1,430	116
10-31-10	11.14	0.11	•	0.43	0.54	0.04		—	—	0.04		0.02		—	11.66	5.07	(i)	2.32	†	2.32	†	2.32	†	0.96	†	3,132	81
10-31-09	10.88	0.06	•	1.87	1.93	0.17		1.51	—	1.68		0.01		—	11.14	20.91	(j)	2.45	†	2.45	†	2.45	†	0.65	†	37,743	92
10-31-08	22.64	0.19	•	(8.58)	(8.39)	0.02		3.35	—	3.37		—		—	10.88	(43.00)		2.28	†	2.28	†	2.27	†	1.12	†	85,873	23
10-31-07	21.07	0.08	•	3.66	3.74	0.03		2.14	—	2.17		—		—	22.64	19.03		2.29		2.29		2.29		0.39		301,705	32

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions										Ratios to average net assets								Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate		Redemption fees applied to capital	Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)		Expenses net of fee waivers and/or recoupments, if any (2)(3)		Expenses net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	($)	(%)		(%)		(%)		(%)		(%)		($000’s)	(%)
ING International Value Fund (continued)
Class C
10-31-11	11.40	0.11	•	(1.12)	(1.01)	0.16	—	—	0.16	0.00	*	—	10.23	(8.98	)(h)	2.35	†	2.34	†	2.34	†	0.98	†	137,199	116
10-31-10	10.95	0.11	•	0.43	0.54	0.11	—	—	0.11	0.02		—	11.40	5.07	(i)	2.32	†	2.26	†	2.26	†	0.99	†	210,574	81
10-31-09	10.79	0.05	•	1.85	1.90	0.24	1.51	—	1.75	0.01		—	10.95	20.92	(j)	2.45	†	2.40	†	2.40	†	0.58	†	279,060	92
10-31-08	22.52	0.27		(8.57)	(8.30)	0.08	3.35	—	3.43	—		—	10.79	(42.94)		2.28	†	2.18	†	2.17	†	1.34	†	326,812	23
10-31-07	20.98	0.08	•	3.65	3.73	0.05	2.14	—	2.19	—		—	22.52	19.10		2.29		2.28		2.28		0.38		757,941	32
Class I
10-31-11	11.77	0.23	•	(1.16)	(0.93)	0.26	—	—	0.26	0.00	*	—	10.58	(8.04	)(h)	1.29	†	1.28	†	1.28	†	1.97	†	258,683	116
10-31-10	11.30	0.23	•	0.44	0.67	0.22	—	—	0.22	0.02		—	11.77	6.15	(i)	1.27	†	1.27	†	1.27	†	2.02	†	449,321	81
10-31-09	11.16	0.16	•	1.90	2.06	0.42	1.51	—	1.93	0.01		—	11.30	22.23	(j)	1.33	†	1.33	†	1.33	†	1.65	†	607,517	92
10-31-08	23.22	0.47		(8.87)	(8.40)	0.31	3.35	—	3.66	—		—	11.16	(42.37)		1.28	†	1.28	†	1.27	†	2.23	†	735,622	23
10-31-07	21.58	0.32	•	3.74	4.06	0.28	2.14	—	2.42	—		—	23.22	20.31		1.23		1.23		1.23		1.45		2,176,402	32
Class W
10-31-11	11.76	0.08	•	(1.01)	(0.93)	0.26	—	—	0.26	0.00	*	—	10.57	(8.06	)(h)	1.35	†	1.34	†	1.34	†	0.70	†	445	116
10-31-10	11.30	0.22		0.44	0.66	0.22	—	—	0.22	0.02		—	11.76	6.04	(i)	1.32	†	1.32	†	1.32	†	1.99	†	24,507	81
07-20-09(4)–10-31-09	10.42	0.01	•	0.87	0.88	—	—	—	—	—		—	11.30	8.45	(j)	1.33	†	1.33	†	1.33	†	0.20	†	3	92

ING Russia Fund
Class A
10-31-11	36.52	(0.12	)•	(2.88)	(3.00)	—	—	—	—	—		—	33.52	(8.21)		2.03		2.03		2.03		(0.29)		317,715	31
10-31-10	29.53	(0.33	)•	7.32	6.99	—	—	—	—	—		—	36.52	23.67		2.11		2.11		2.11		(0.98)		418,162	30
10-31-09	25.60	(0.19)		12.20	12.01	—	8.08	—	8.08	—		—	29.53	65.55		2.21		2.21		2.21		(0.98)		373,249	46
10-31-08	78.13	(0.48)		(40.46)	(40.94)	—	11.59	—	11.59	—		0.00	25.60	(61.70)		2.06		2.06		2.06		(0.60)		261,127	43
10-31-07	55.81	(0.33	)•	25.77	25.44	—	3.12	—	3.12	—		0.00	78.13	47.16		1.96		1.96		1.96		(0.52)		922,504	12
Class I
10-31-11	36.64	(0.02)		(2.83)	(2.85)	—	—	—	—	—		—	33.79	(7.78)		1.73		1.73		1.73		(0.04)		10,528	31
10-31-10	29.54	(0.10)		7.20	7.10	—	—	—	—	—		—	36.64	24.04		1.71		1.71		1.71		(0.38)		8,151	30
09-30-09(4)–10-31-09	28.27	(0.04	)•	1.31	1.27	—	—	—	—	—		—	29.54	4.49		1.68		1.68		1.68		(1.68)		3	46
Class W
08-05-11(4)–10-31-11	39.53	(0.03)		(5.76)	(5.79)	—	—	—	—	—		—	33.74	(14.65)		1.78		1.78		1.78		(0.41)		3	31

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

(5)	Class W shares’ financial highlights include Class Q shares which were converted to Class W on March 5, 2010. Class W shares will retain the commencement of operations date of August 7, 2009 which represents the original commencement of operations date of Class Q shares.

(a)	Excluding a payment by affiliate in the fiscal year ended October 31, 2009, Emerging Countries total return would have been 50.54%, 49.21%, 49.19%, 51.26% and 51.22% on Classes A,B,C,I and W, respectively.

(b)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2010, Global Value Choice total return would have been 21.82%, 20.92%, 20.89%, 22.34% and 22.08% on Classes A,B,C,I and W, respectively.

(c)	There was no impact on total return by the payment from distribution settlement.

(d)	Excluding a payment by affiliate in the fiscal year ended October 31, 2009, Index Plus International Equity total return would have been 26.91%, 25.92%, 25.96%, 27.32% and 27.11% on Classes A, B, C, I and O, respectively.

(e)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2011, International SmallCap Multi-Manager total return would have been (5.45)%, (6.09)%, (6.06)%, (5.01)%, (5.36)% and (5.12)% on Classes A,B,C,I, O and W, respectively.

(f)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2010, International SmallCap Multi Manager total return would have been 20.60%, 19.82%, 19.80%, 21.20%, 20.70% and 20.98% on Classes
A,B,C,I,O and W, respectively.

(g)	Excluding a payment by affiliate in the fiscal year ended October 31, 2009, International SmallCap Multi-Manager total return would have been 41.91%,

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

40.78%, 40.97%, 42.75%, 42.20% and 42.70% on Classes A,B,C,I,O and W, respectively.

(h)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2011, International Value total return would have been (8.34)%, (9.02)%, (9.00)%, (8.05)% and (8.07)% on Classes A,B,C,I and W, respectively.

(i)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2010, International Value total return would have been 5.61%, 4.90%, 4.90%, 5.98% and 5.87% on Classes A,B,C,I, and W, respectively.

(j)	Excluding a payment by affiliate in the fiscal year ended October 31, 2009, International Value total return would have been 21.64%, 20.80%, 20.81% and 22.12% on Classes A,B,C and I, respectively.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011

NOTE 1 — ORGANIZATION

Organization. The ING Funds included in this report are comprised of ING Mutual Funds (“IMF”) and ING Mayflower Trust (“IMT”) (each a “Registrant” and collectively, the “Registrants”); both are organized as open-end investment management companies registered under the Investment Company Act of 1940, as amended (“1940 Act”).

IMF is a Delaware statutory trust organized December 18, 1992 with eighteen separate active series, all of which are included in this report, (each, a “Fund” and collectively, the “IMF Funds”): Diversified International, Emerging Countries, Emerging Markets Equity, Global Bond, Global Equity Dividend, Global Natural Resources, Global Opportunities, Global Real Estate, Global Value Choice, Greater China, Index Plus International Equity, International Capital Appreciation, International Core, International Growth, International Real Estate, International SmallCap Multi-Manager, International Value Choice and Russia. IMT is a Massachusetts business trust organized August 18, 1993 with one series, International Value (a “Fund” and together with the IMF Funds, the “Funds”). The investment objective of each Fund is described in the Funds’ prospectuses, each dated February 28, 2011.

Each Fund offers at least one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares of the Funds are closed to new investment, provided that: (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B Shares of the Funds; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Funds may be acquired through exchange of Class B shares of other funds in the ING Mutual Funds Complex. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

Global Value Choice is closed to new investments except for investments by: (1) existing shareholders of record as of July 29, 2011; and (2) retirement plans that purchase shares of the Fund prior to October 31, 2011. The closure does not affect share purchases through the reinvestment of dividends and distributions. In addition, ING Investments, LLC and ING Investments Distributor, LLC, each reserve the right, at any time, to modify or eliminate these restrictions, including on a case-by-case basis.

Emerging Countries does not impose any front-end sales charge (load) on purchases of Class A shares of Emerging Countries by its former Class M shareholders for the life of their account.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by National Association of Securities Dealers Automated Quotation System (“NASDAQ”) will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale, securities traded in the over-the-counter-market, gold and silver bullion, platinum and palladium are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

market makers or estimates of fair value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value. Investments in securities of sufficient credit quality, maturing 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”) in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its next net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to a Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

For all Funds the value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Funds’ valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

For Diversified International and other Funds with holdings in open end investment companies, the valuations of the Funds’ investments in Underlying Funds (“Underlying Funds”) are based on the NAVs of the Underlying Funds each business day. In general,

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments held in Underlying Funds maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Underlying Funds will generally be valued at the latest NAV reported by that investment company.

Fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.

For the year ended October 31, 2011, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

For Diversified International, capital gain dividends from Underlying Funds, if any, are recorded as distributions of realized gains from affiliated Underlying Funds.

Global Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Funds and Underlying Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds and Underlying Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Risk Exposures and the use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Funds use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of October 31, 2011, the maximum amount of loss that Index Plus International Equity, International Core, and International SmallCap Multi-Manager would incur if the counterparties to their derivative transactions failed to perform was $48,298, $288,355, and $1,870, respectively, which represents the unrealized appreciation on forward foreign currency contracts. No collateral was pledged by any counterparty to the above Fund’s as of October 31, 2011.

In addition to the above Funds, the maximum amount of loss that Global Bond would incur if it’s counterparties failed to perform was $17,423,196 which represents the gross payments to be received on open purchased options, forward foreign currency contracts and swaps were they to be unwound as of October 31, 2011. To reduce the amount of potential loss to Global Bond, various counterparties have posted $1,847,000 in cash collateral as of October 31, 2011.

The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.

As of October 31, 2011, Index Plus International Equity, International Growth, and International SmallCap Multi-Manager had derivatives in a liability position of $102,069, $3,916, and $13,635, respectively. If a contingent feature would have been triggered as of October 31, 2011, the Funds would have been required to pay this amount is cash to their counterparties.

In addition to the above, Global Bond had a liability position of $27,724,443 on forward foreign currency contracts, swaps and written options with credit related contingent features. If a contingent feature would have been triggered as of October 31, 2011, Global Bond could have been required to pay this amount in cash to its counterparties. As of October 31, 2011, Global Bond had posted $12,010,000 to its counterparties in cash collateral for its open derivatives transactions.

E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund and Underlying Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds and Underlying Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the year ended October 31, 2011, Index Plus International Equity, International Core, International Growth, International SmallCap Multi-Manager and

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

International Value had average contract amounts on forward foreign currency contracts to buy of $343,079, $14,520, $53,040, $299,487, and $98,757, respectively. In addition to the above, Global Value Choice, Index Plus International Equity, International Core, International Growth, International SmallCap Multi-Manager and International Value had average contract amounts on forward foreign currency contract to sell of $6,388, $360,353, $4,697,902, $23,065, $16,495, and $19,284, respectively. The above Funds used forward foreign currency contracts primarily to protect their non-U.S. dollar denominated holdings from adverse currency movements. Please refer to the tables following each respective Summary Portfolio of Investments for open forward foreign currency contracts at October 31, 2011.

During the year ended October 31, 2011, Global Bond had average contract amounts on forward foreign currency contracts to buy and sell of $627,861,552 and $473,548,173, respectively. The Fund used forward foreign currency contracts to protect its non-U.S. dollar denominated holdings from adverse currency movement and to gain exposure to currencies for the purposes of risk management or enhanced return. Please refer to the tables following the Summary Portfolio of Investments for open forward foreign currency contracts at October 31, 2011.

Each Fund and Underlying Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund and Underlying Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund or an Underlying Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund or an Underlying Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund or Underlying Fund. When the contract is closed, the Fund or Underlying Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended October 31, 2011, Emerging Markets Equity and Index Plus International Equity had purchased futures contracts on equity indices to gain additional exposure to the foreign equity markets. During the year ended October 31, 2011, Global Bond had both purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve to assist the Fund with its duration strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended October 31, 2011, Emerging Markets Equity and Index Plus International Equity had an average notional value of $3,164,759 and $2,773,973, respectively, on futures contracts purchased.

During the year ended October 31, 2011, Global Bond had an average notional value of $245,248,044 and $102,902,894 on futures contracts purchased and sold, respectively.

F.  Options Contracts. The Funds may write call and put options on futures, swaps (“swaptions”), securities, commodities or foreign currencies they own or in which they may invest. Writing put options tends to increase the Funds’ exposure to the underlying instrument. Writing call options tends to decrease the Funds’ exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.

The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds exposure to the underlying instrument. Purchasing put options tends to decrease the Funds exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the year ended October 31, 2011, Global Bond has purchased and written foreign currency options to gain exposure to currencies and to generate income.

During the year ended October 31, 2011, Global Bond has purchased and written interest rate swaptions to gain exposure to interest rates and to generate income.

During the year ended October 31, 2011, Global Bond has purchased and written options on exchange-traded futures contracts to gain exposure to different parts of the yield curve and to generate income.

Please refer to the Summary Portfolio of Investments for Global Bond for open purchased options and the table following the Summary Portfolio of Investments for open written options at October 31, 2011.

Please refer to Note 10 for the volume of purchased and written option activity during the year ended October 31, 2011.

G.  Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/ performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31, 2011, for which a Fund is seller of protection, are disclosed following each Fund’s Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

For the year ended October 31, 2011, Global Bond has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and to hedge against anticipated potential credit events.

For the year ended October 31, 2011, Global Bond had an average notional amount of $7,200,000 on credit default swaps to buy protection.

There were no open credit default swaps at October 31, 2011.

Interest Rate Swap Agreements. Certain Funds may enter into interest rate swaps. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

For the year ended October 31, 2011, Global Bond has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $206,853,229.

For the year ended October 31, 2011, Global Bond has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $216,680,012.

Global Bond enters into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the table following the Summary Portfolio of Investments for open interest rate swaps at October 31, 2011.

Cross-Currency Swap Agreements. Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

For the year ended October 31, 2011, Global Bond has entered into cross-currency swaps to increase exposure to both foreign exchange and interest rate risk (inflation hedge). Please refer to the table following the Summary Portfolio of Investments for open cross-currency swaps at October 31, 2011.

For the year ended October 31, 2011, Global Bond had average notional amounts (local currency) of CLF (Chilean Unidad de Fomento) 138,112 and CLP (Chilean peso) 2,950,227,000 on currency bought and sold, respectively, on cross-currency swaps.

H. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends and capital gains, if any, annually (except, Global Equity Dividend, Global Real Estate, and International Real Estate, which pay dividends, if any, quarterly and Global Bond, which pay dividends, if any, monthly). The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

I.  Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

J. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

K. Securities Lending. Each Fund (except Diversified International) and Underlying Fund has the option to temporarily loan up to 33-1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, each Fund and Underlying Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund or Underlying Fund in the event the Fund or Underlying Fund is delayed or prevented from exercising its right to

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

dispose of the collateral. Each Fund and Underlying Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund or Underlying Fund.

L. Restricted Securities. Each Fund (except Diversified International) and Underlying Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

M. Delayed-Delivery or When-Issued Transaction. The Funds (except Diversified International) and Underlying Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of these securities is identified in each Fund’s Summary Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds and Underlying Funds are required to segregate liquid assets sufficient to cover the purchase price.

N. Offering Costs. Costs incurred with the offering of shares of a Fund are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.

O. Indemnifications. In the normal course of business, each Trust may enter into contracts that provide certain indemnifications. Each Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended October 31, 2011, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
Diversified International	$186,537,072	$241,428,685
Emerging Countries	138,327,828	202,701,339
Emerging Markets Equity	77,326,047	1,178,873
Global Bond	919,815,469	852,991,078
Global Equity Dividend	86,443,711	148,866,804
Global Natural Resources	90,814,249	88,503,492
Global Opportunities	62,866,210	118,183,996
Global Real Estate	1,865,336,394	1,226,904,074
Global Value Choice	597,140,551	408,163,300
Greater China	53,699,259	59,698,855
Index Plus International Equity	148,550,119	189,254,552
International Capital Appreciation	37,655,711	102,990,255
International Core	554,486,333	176,249,943
International Growth	214,680,027	52,251,638
International Real Estate	388,744,383	503,239,088
International SmallCap Multi-Manager	153,231,352	260,830,282
International Value Choice	22,302,057	34,010,300
International Value	1,141,152,040	1,562,185,590
Russia	133,526,173	195,689,165

Purchases and sales of long-term U.S. government securities not included above were as follows:

	Purchases	Sales
Global Bond	$1,562,400,243	$1,558,110,226

NOTE 4 — REDEMPTION FEES

A 2% redemption fee is charged on shares of Russia that are redeemed (including in connection with an exchange) within 365 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the years ended October 31, 2011 and 2010 were $217,940 and $374,780, respectively, and are set forth in the Statements of Changes in Net Assets.

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an investment management agreement (“Management Agreements”) with ING Investments, LLC (“ING Investments” or “Investment Adviser”). The Management Agreements compensate the Investment Adviser with a fee based on the average daily net assets of each Fund, at the following annual rates:

As a Percentage of Average Daily Net Assets
Diversified International	0.00%
Emerging Countries(1)	1.00%

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

As a Percentage of Average Daily Net Assets
Emerging Markets Equity	1.00%
Global Bond	0.40%
Global Equity Dividend	0.70%
Global Natural Resources	1.00% on first $50 million; and 0.75% thereafter
Global Opportunities	0.90% on the first $500 million; and 0.85% thereafter
Global Real Estate	0.80% on the first $250 million; 0.775% on the next $250 million; and 0.70% thereafter
Global Value Choice	0.90% on the first $500 million; 0.80% on the next $500 million; and 0.75% thereafter
Greater China	1.15% on the first $100 million; 1.05% on the next $150 million; and 0.95% thereafter
Index Plus International Equity	0.55%
International Capital Appreciation(2)	0.85% on the first $500 million; 0.80% on the next $500 million; and 0.75% thereafter
International Core	0.75%
International Growth	0.75%
International Real Estate	1.00% on the first $250 million; 0.90% on the next $250 million; and 0.80% thereafter
International SmallCap Multi-Manager(2)	1.00% on first $500 million; 0.90% on next $500 million; and 0.85% thereafter
International Value Choice(4)	1.00%
International Value(2),(3)	1.00% on the first $1.5 billion; 0.70% on the next $750 million; and 0.65% thereafter (applied to all assets of the Fund)
Russia	1.25%

(1)	Effective January 1, 2011, the advisory fee for Emerging Countries was revised from 1.25% to the fee set forth in the table above and the sharing waiver was eliminated.

(2)	ING Investments has contractually agreed to waive a portion of the advisory fee for International Capital Appreciation, International SmallCap Multi-Manager and International Value. These advisory fee waivers will continue through at least March 1, 2012 for International Capital Appreciation, International SmallCap Multi-Manager and International Value. There is no guarantee that these waivers will continue after this date. These agreements will only renew if ING Investments elects to renew them.

(3)	Effective February 1, 2011, the advisory fees for International Value were revised from 1.00% on the first $5 billion; 0.95% on the next $2.5 billion; 0.90% on the next $2.5 billion and 0.85% of assets in excess of $10 billion to the fees set forth in the table above.

(4)	Pursuant to a side agreement, ING Investments has agreed to waive 0.10% of the advisory fee for International Value Choice through March 1, 2012 for the Fund. There is no guarantee that this waiver will continue after that date. The waiver agreement will only renew if ING Investments elects to renew it.

ING Investments has contractually agreed to waive a portion of the advisory fee for International Capital Appreciation, International SmallCap Multi-Manager and International Value. Previously, ING Investments had agreed to waive a portion of the advisory fee for Emerging Countries. This waiver expired on January 1, 2011. The waiver is calculated as 50% of the difference between the former sub-advisory fee rate minus the new sub-advisory fee.

For the year ended October 31, 2011, ING Investments waived $64,622, $20,711, $86,807, $127,337 and $49,138 in advisory fees for Emerging Countries, International Capital Appreciation, International SmallCap Multi-Manager, International Value and International Value Choice, respectively.

Each of the Funds has entered into a sub-advisory agreement with each sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. The sub-adviser of each of the Funds are as follows (*denotes a related party sub-adviser or sub-advisers):

Fund	Sub Adviser
Emerging Countries	ING Investment Management Advisors B.V*
Emerging Markets Equity	J.P. Morgan Investment Management Inc. and Delaware Management Company
Global Bond	ING Investment Management Co.*
Global Equity Dividend	ING Investment Management Advisors B.V*
Global Natural Resources	ING Investment Management Co.*
Global Opportunities	ING Investment Management Advisors B.V.*
Global Real Estate	CBRE Clarion Securities LLC
Global Value Choice	Tradewinds Global Investors, LLC
Greater China	ING Investment Management Asia/Pacific (Hong Kong) Limited*
Index Plus International Equity	ING Investment Management Co.*
International Capital Appreciation	Hansberger Global Investors, Inc.
International Core	Thornburg Investment Management, Inc. and Wellington Management Company, LLP
International Growth	Baillie Gifford Overseas Limited and T. Rowe Price Associates, Inc.
International Real Estate	CBRE Clarion Securities LLC
International SmallCap Multi-Manager	Acadian Asset Management LLC and Schroder Investment Management North America Inc.
International Value Choice	Tradewinds Global Investors, LLC
International Value	Brandes Investment Partners, L.P., del Rey Global Investors, LLC and ING Investment Management Co.*
Russia	ING Investment Management Advisors B.V*

For Diversified International, ING Investment Management Co. (the “Consultant” or “ING IM”) is a consultant to the Investment Adviser. The Consultant provides tactical allocation recommendations to the Investment Adviser. The Investment Adviser has set up

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant, and retains discretion over implementation of the Consultant’s recommendations. The Consultant provides ongoing recommendations to the Investment Committee of the Investment Adviser quarterly or as warranted by market conditions.

During the period, ING Funds were permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the year ended October 31, 2011, the following funds waived such management fees which are not subject to recoupment:

Global Bond	$762
Global Natural Resources	247
Global Real Estate	4,788
Global Value Choice	999
Index Plus International Equity	47
International SmallCap Multi-Manager	217
International Value Choice	94
International Value	1,185

Effective December 20, 2010, ING Institutional Prime Money Market Fund was liquidated. As a result of this liquidation, the Funds will no longer invest end-of-day cash balances into ING Institutional Prime Money Market Fund.

ING Funds Services, LLC (the “Administrator”), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.

The Investment Adviser, ING IM, IIMA, ING Investment Management Asia/Pacific (Hong Kong) Limited and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Funds, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Funds’ advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Funds or their operations and administration.

NOTE 6 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I and Class W, has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby ING Investments Distributor, LLC (“IID” or the “Distributor”), an indirect, wholly-owned subsidiary of ING Groep, is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 6 — DISTRIBUTION AND SERVICE FEES (continued)

securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A		Class B	Class C	Class O	Class R
Diversified International	0.25%		1.00%	1.00%	0.25%	0.50%
Emerging Countries	0.35	%(1)	1.00%	1.00%	N/A	N/A
Emerging Markets Equity	0.25%		N/A	1.00%	N/A	0.50%
Global Bond	0.25%		1.00%	1.00%	0.25%	0.50%
Global Equity Dividend	0.25%		1.00%	1.00%	0.25%	N/A
Global Natural Resources	0.25%		N/A	N/A	N/A	N/A
Global Opportunities	0.25%		1.00%	1.00%	N/A	N/A
Global Real Estate	0.25%		1.00%	1.00%	0.25%	0.50%
Global Value Choice	0.25%		1.00%	1.00%	N/A	N/A
Greater China	0.25%		1.00%	1.00%	0.25%	N/A
Index Plus International Equity	0.25%		1.00%	1.00%	0.25%	N/A
International Capital Appreciation	0.25%		1.00%	1.00%	N/A	N/A
International Real Estate	0.25%		1.00%	1.00%	N/A	N/A
International SmallCap Multi-Manager	0.35%		1.00%	1.00%	0.25%	N/A
International Value Choice	0.25%		1.00%	1.00%	N/A	N/A
International Value	0.30%		1.00%	1.00%	N/A	N/A
Russia	0.25%		N/A	N/A	N/A	N/A

(1)	The Distributor has agreed to waive 0.10% of the Distribution Fee for Class A shares of Emerging Countries through March 1, 2012. For the one year ended October 31, 2011, the Distributor waived $75,931 for Class A shares of Emerging Countries.

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2011, the Distributor retained the following amounts in sales charges for the Funds:

	Class A Shares	Class C Shares
Initial Sales Charges:
Diversified International	$4,341	N/A
Emerging Countries	7,868	N/A
Emerging Markets Equity	32	N/A
Global Bond	37,274	N/A
Global Equity Dividend	6,173	N/A
Global Natural Resources	50,050	N/A
Global Opportunities	1,690	N/A
Global Real Estate	146,459	N/A
Global Value Choice	133,135	N/A
Greater China	10,798	N/A
Index Plus International Equity	755	N/A
International Capital Appreciation	1,225	N/A
International Real Estate	10,318	N/A
International SmallCap Multi-Manager	2,831	N/A
International Value Choice	2,633	N/A
International Value	2,709	N/A
Russia	142,254	N/A

Contingent Deferred Sales Charges:
Diversified International	61	$1,684
Emerging Countries	4	304
Global Bond	1	10,907
Global Equity Dividend	—	647
Global Opportunities	520	601
Global Real Estate	1,332	12,090
Global Value Choice	525	4,575
Greater China	—	313
Index Plus International Equity	—	4
International Capital Appreciation	178	244
International Real Estate	253	870
International SmallCap Multi-Manager	—	642
International Value Choice	—	84
International Value	1,492	1,076
Russia	553	—

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2011, the Distributor retained the following amounts in sales charges for the Funds:

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At October 31, 2011, the Funds had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (See Notes 5 and 6):

Fund	Accrued Unified/ Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total

Diversified International	$107,515	$10,561	$53,956	$172,032
Emerging Countries	79,544	7,955	22,471	109,970
Emerging Markets Equity	46,471	4,647	4	51,122
Global Bond	208,906	52,226	131,288	392,420
Global Equity Dividend	58,700	6,668	33,259	98,627
Global Natural Resources	78,434	9,042	21,255	108,731

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Fund	Accrued Unified/ Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Global Opportunities	$85,550	$5,502	$31,616	$122,668
Global Real Estate	1,985,777	278,371	428,694	2,692,842
Global Value Choice	469,198	53,341	165,560	688,099
Greater China	54,597	2,685	9,906	67,188
Index Plus International Equity	43,101	7,836	10,689	61,626
International Capital Appreciation	25,812	3,036	8,999	37,847
International Core	215,305	28,707	—	244,012
International Growth	93,607	12,481	—	106,088
International Real Estate	373,572	39,148	56,361	469,081
International SmallCap Multi-Manager	256,353	25,635	51,106	333,094
International Value Choice	23,434	2,604	8,591	34,629
International Value	608,511	60,851	193,511	862,873
Russia	320,873	25,670	62,059	408,602

At October 31, 2011, the following indirect, wholly owned subsidiaries of ING Groep owned more than 5% of the following Funds:

ING Portfolios or Subsidiaries	Fund	Percentage
ING Capital Allocation Fund	Index Plus International Equity	29.54%
ING Direct Investing Inc.	Global Equity Dividend	16.09%
	Greater China	13.83%
	Index Plus International Equity	39.47%
Diversified International	International Core	11.10%
	International Growth	17.14%
ING Global Target Payment Fund	Index Plus International Equity	16.72%
ING Life Insurance & Annuity Company	International Smallcap Multi Manager	7.81%
ING National Trust	International Capital Appreciation	18.71%
	International Value	12.01%
ING Solution 2015 Portfolio	Global Bond	6.11%
	International Core	10.63%
	International Growth	9.87%
ING Solution 2025 Portfolio	Global Bond	9.81%
	International Core	27.33%
	International Growth	23.78%
ING Solution 2035 Portfolio	International Core	29.13%
	International Growth	27.03%
ING Solution 2045 Portfolio	International Core	18.78%
	International Growth	17.44%
Reliastar Life Insurance Company	Emerging Markets Equity	41.85%
Reliance Trust Company	Emerging Countries	6.82%
	International Capital Appreciation	12.88%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates to include companies that are under common control. Therefore, because certain Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Adviser may request that the Funds’ portfolio managers use their best efforts (subject to obtaining best execution of each transaction) to allocate a portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to a Fund in the Statements of Operations is recognized as brokerage commission recapture.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES

At October 31, 2011, the Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expenses	Amount
International Real Estate	Custody	$94,434
	Transfer Agent	86,311
International Value Choice	Transfer Agent	16,535
	Professional	9,990
	Postage	11,512

NOTE 9 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser and/or Distributor have agreed to limit expenses, excluding interest expense, taxes, brokerage commissions and extraordinary expenses

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 9 — EXPENSE LIMITATION AGREEMENTS (continued)

(and acquired fund fees and expenses) to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Diversified International(1)	0.50%	1.25%	1.25%	0.25%	0.50%	0.75%	0.25%
Emerging Countries(2)	2.25%	2.90%	2.90%	1.75%	N/A	N/A	1.90%
Emerging Markets Equity	1.60%	N/A	2.35%	1.35% (8)	N/A	1.85%	1.35%
Global Bond	0.90%	1.65%	1.65%	0.61%	0.90%	1.15%	0.65%
Global Equity Dividend	1.40%	2.15%	2.15%	1.15%	1.40%	N/A	1.15%
Global Natural Resources(3)	2.00%	N/A	N/A	1.75%	N/A	N/A	1.75%
Global Opportunities(4)	1.50%	2.25%	2.25%	1.15%	N/A	N/A	1.25%
Global Real Estate(5)	1.75%	2.50%	2.50%	1.50%	1.75%	2.00%	1.50%
Global Value Choice	1.50%	2.25%	2.25%	1.25%	N/A	N/A	1.25%
Greater China(6)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Index Plus International Equity	1.15%	1.90%	1.90%	0.90%	1.15%	N/A	0.90%
International Capital Appreciation	1.50%	2.25%	2.25%	1.25%	N/A	N/A	1.25%
International Core	N/A	N/A	N/A	0.95%	N/A	N/A	N/A
International Growth	N/A	N/A	N/A	0.99%	N/A	N/A	N/A
International Real Estate	1.50%	2.25%	2.25%	1.25%	N/A	N/A	1.25%
International SmallCap Multi-Manager	1.95%	2.60%	2.60%	1.40%	1.85%	N/A	1.60%
International Value Choice(7)	1.70%	2.45%	2.45%	1.45%	N/A	N/A	1.45%
International Value	1.80%	2.50%	2.50%	1.50%	N/A	N/A	1.50%
Russia	2.75%	N/A	N/A	2.50%	N/A	N/A	2.50%

(1)	The operating expense limits for Diversified International set out above apply only at the fund level and do not limit the fees payable by the underlying investment companies in which the fund invests. Including the expenses of the underlying investment companies, the expense limits for Diversified International are 1.65%, 2.40%, 2.40%, 1.40%, 1.65%, 1.90% and 1.40% for Class A, B, C, I, O, R and W shares, respectively.

(2)	Pursuant to a side agreement, ING Investments has lowered the expense limits for Emerging Countries through at least March 1, 2012. The expense limits for Emerging Countries are 1.85%, 2.60%, 2.60%, 1.50% and 1.65% for Class A, B, C, I and W shares, respectively. If, after March 1, 2012, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

(3)	Pursuant to a side agreement, ING Investments has lowered the expense limits for Global Natural Resources through at least March 1, 2012. The expense limits for Global Natural Resources are 1.85%, 1.60% and 1.60% for Class A, I and W shares, respectively. If, after March 1, 2012, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

(4)	Pursuant to a side agreement, ING Investments has lowered the expense limit for Global Opportunities to 1.05% for Class I shares through at least March 1, 2012. If, after March 1, 2012, ING Investments elects not to renew the side agreement, the expense limit will revert to the limit listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it.

(5)	Pursuant to a side agreement, ING Investments has lowered the expense limits for Global Real Estate through at least March 1, 2012. The expense limits for Global Real Estate are 1.65%, 2.40%, 2.40%, 1.40%, 1.65%, 1.90% and 1.40% for Class A, B, C, I, O, R and W shares, respectively. If, after March 1, 2012, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

(6)	Pursuant to a side agreement, the expense limits for Greater China are 2.10%, 2.85%, 2.85%, 1.85%, 1.85% and 2.10% for Class A, B, C, I, W and O shares, respectively, through March 1, 2012. There is no guarantee that this side agreement will continue after that date. This side agreement will only renew if ING Investments elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

(7)	Pursuant to a side agreement, the expense limits for International Value Choice are 1.60%, 2.35%, 2.35%, 1.35% and 1.35% for Class A, B, C, I and W shares, respectively, through March 1, 2012. If after March 1, 2012, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it.

(8)	Pursuant to a side agreement, ING Investments has lowered the expense limit for Class I shares of Emerging Markets Equity to 1.25% through at least March 1, 2013. If, after March 1, 2013, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it.

The Investment Adviser may at a later date recoup from a Fund management and/or class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of October 31, 2011, the amounts of waived or reimbursed fees that are subject to possible

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 9 — EXPENSE LIMITATION AGREEMENTS (continued)

recoupment by the Investment Adviser, and the related expiration dates, are as follows:

	2012	2013	2014	Total
Diversified International	$786,289	$472,043	$51,924	$1,310,256
Emerging Markets Equity	—	—	12,272	12,272
Global Bond	272,426	365,110	307,563	945,099
Global Equity Dividend	172,058	—	18,968	191,026
Global Opportunities	—	—	198,874	198,874
Index Plus International Equity	22,838	22,288	358,140	403,266
International Capital Appreciation	25,287	193,638	142,613	361,538
International Core	—	—	111,853	111,853
International Growth	—	—	97,201	97,201

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of October 31, 2011, are as follows:

	2012	2013	2014	Total
Diversified International
Class A	$39,041	$13,391	$121,634	$174,066
Class B	5,755	2,176	19,366	27,297
Class C	21,656	7,365	71,599	100,620
Class O	1,830	1,800	4,761	8,391
Class R	54	21	226	301
Class W	2,307	1,912	3,017	7,236
Global Opportunities
Class A	$60,601	$50,223	$—	$110,824
Class B	8,618	8,058	—	16,676
Class C	47,861	43,870	—	91,731
Global Opportunities (continued)
Class I	$—	$—	$9,671	$9,671
Class W	—	1,125	—	1,125
Index Plus International Equity
Class A	$30,515	$11,667	$—	$42,182
Class B	4,392	1,268	—	5,660
Class C	4,534	1,761	—	6,295
Class O	146,637	60,711	—	207,348
International Real Estate
Class A	$158,438	$405	$—	$158,843
Class B	6,996	96	—	7,092
Class C	51,655	612	—	52,267
International Value Choice
Class A	$13,778	$15,874	$27,795	$57,447
Class B	2,169	1,164	910	4,243
Class C	3,921	3,756	6,165	13,842
Class W	—	21	90	111

The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments or IMF provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current term.

NOTE 10 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased foreign currency options for Global Bond for the year ended October 31, 2011 were as follows:

	EUR Notional	Cost
Balance at 10/31/10	—	$—
Options Purchased	81,900,000	1,792,934
Options Terminated in Closing Sell Transactions	(25,300,000)	(500,907)
Options Expired	(45,000,000)	(943,649)
Balance at 10/31/11	11,600,000	$348,378

Transactions in purchased foreign currency options for Global Bond for the year ended October 31, 2011 were as follows:

	USD Notional	Cost
Balance at 10/31/10	155,000,000	$2,192,817
Options Purchased	1,263,800,000	12,580,894
Options Terminated in Closing Sell Transactions	—	—
Options Expired	(1,277,000,000)	(12,605,397)
Balance at 10/31/11	141,800,000	$2,168,314

Transactions in purchased futures options for Global Bond for the year ended October 31, 2011 were as follows:

	Number of Contracts	Cost
Balance at 10/31/10	—	$—
Options Purchased	491	385,555
Options Terminated in Closing Sell Transactions	(491)	(385,555)
Options Expired	—	—
Balance at 10/31/11	—	$—

Transactions in purchased interest rate swaptions for Global Bond for the year ended October 31, 2011 were as follows:

	Number of Contracts	Cost
Balance at 10/31/10	—	$—
Options Purchased	34,275,000	119,963
Options Terminated in Closing Sell Transactions	(34,275,000)	(119,963)
Options Expired	—	—
Balance at 10/31/11	—	$—

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 10 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in written foreign currency options for Global Bond for the year ended October 31, 2011 were as follows:

	EUR Notional	Premiums Received
Balance at 10/31/10	—	$—
Options Written	62,200,000	1,646,969
Options Terminated in Closing Purchase Transactions	(25,300,000)	(671,530)
Options Expired	(25,300,000)	(690,893)
Balance at 10/31/11	11,600,000	$284,546

Transactions in written foreign currency options for Global Bond for the year ended October 31, 2011 were as follows:

	USD Notional	Premiums Received
Balance at 10/31/10	206,800,000	$1,924,987
Options Written	1,262,800,000	11,120,681
Options Terminated in Closing Purchase Transactions	(186,000,000)	(1,615,562)
Options Expired	(1,173,000,000)	(10,163,830)
Balance at 10/31/11	110,600,000	$1,266,276

Transactions in written futures options for Global Bond for the year ended October 31, 2011 were as follows:

	Number of Contracts	Premiums Received
Balance at 10/31/10	—	$—
Options Written	491	128,506
Options Terminated in Closing Purchase Transactions	(491)	(128,506)
Options Expired	—	—
Balance at 10/31/11	—	$—

Transactions in written interest rate swaptions for Global Bond for the year ended October 31, 2011 were as follows:

	Number of Contracts	Premiums Received
Balance at 10/31/10	—	$—
Options Written	(34,275,000)	(119,963)
Options Terminated in Closing Purchase Transactions	34,275,000	119,963
Options Expired	—	—
Balance at 10/31/11	—	$—

NOTE 11 — LINE OF CREDIT

With the exception of Emerging Markets Equity, all of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser or an affiliate of the investment adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Funds. Effective May 27, 2011, the funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 27, 2011, the funds to which the line of credit is available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the year ended October 31, 2011:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Emerging Countries	46	$2,187,283	1.30%
Global Bond	47	1,316,915	1.37%
Global Equity Dividend	15	7,239,667	1.36%
Global Natural Resources	1	925,000	1.35%
Global Opportunities	70	1,424,000	1.36%
Greater China	7	693,571	1.40%
Index Plus International Equity	26	1,883,077	1.37%
International Capital Appreciation	26	487,308	1.42%
International Real Estate	51	2,272,843	1.29%
International SmallCap Multi-Manager	91	1,452,714	1.26%
International Value	181	2,483,039	1.38%
Russia	22	4,453,182	1.31%

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 12 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 17)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
Diversified International
Class A
10/31/2011	790,343	—	90,062	(4,745,194)	—	(3,864,789)	7,627,783	—	—	863,699	—	(45,428,470)	—	(36,936,988)
10/31/2010	1,461,752	—	100,614	(6,298,412)	—	(4,736,046)	12,661,601	—	—	873,328	—	(54,252,662)	—	(40,717,733)
Class B
10/31/2011	607	—	2,021	(605,231)	—	(602,603)	6,016	—	—	19,384	—	(5,756,366)	—	(5,730,966)
10/31/2010	23,616	—	2,543	(656,163)	—	(630,004)	203,485	—	—	22,049	—	(5,597,453)	—	(5,371,919)
Class C
10/31/2011	194,020	—	8,099	(2,071,989)	—	(1,869,870)	1,836,873	—	—	77,503	—	(19,497,794)	—	(17,583,418)
10/31/2010	407,538	—	5,029	(2,790,681)	—	(2,378,114)	3,485,817	—	—	43,547	—	(23,814,316)	—	(20,284,952)
Class I
10/31/2011	1,060,810	—	3,807	(661,463)	—	403,154	10,315,904	—	—	36,391	—	(6,155,133)	—	4,197,162
10/31/2010	1,277,026	—	3,793	(684,094)	—	596,725	11,308,009	—	—	32,808	—	(5,797,291)	—	5,543,526
Class O
10/31/2011	209,526	—	—	(116,325)	—	93,201	1,989,309	—	—	—	—	(1,059,969)	—	929,340
10/31/2010	192,733	—	—	(107,174)	—	85,559	1,656,643	—	—	—	—	(908,188)	—	748,455
Class R
10/31/2011	—	—	140	(2,802)	—	(2,662)	—	—	—	1,332	—	(27,610)	—	(26,278)
10/31/2010	—	—	143	(5,607)	—	(5,464)	—	—	—	1,233	—	(44,650)	—	(43,417)
Class W
10/31/2011	66,855	—	3,496	(170,541)	—	(100,190)	587,373	—	—	33,281	—	(1,612,628)	—	(991,974)
10/31/2010	117,957	—	2,777	(166,936)	—	(46,202)	1,027,684	—	—	23,940	—	(1,384,104)	—	(332,480)
Emerging Countries
Class A
10/31/2011	152,170	—	60	(651,910)	—	(499,680)	4,411,448	—	—	1,388	—	(18,621,671)	—	(14,208,835)
10/31/2010	391,234	—	—	(677,274)	—	(286,040)	10,144,971	—	—	—	—	(17,371,829)	—	(7,226,858)
Class B
10/31/2011	3,213	—	1	(61,760)	—	(58,546)	91,802	—	—	36	—	(1,758,758)	—	(1,666,920)
10/31/2010	9,310	—	—	(84,210)	—	(74,900)	241,118	—	—	—	—	(2,117,568)	—	(1,876,450)
Class C
10/31/2011	30,879	—	11	(154,996)	—	(124,106)	813,881	—	—	235	—	(4,101,579)	—	(3,287,463)
10/31/2010	73,192	—	—	(244,887)	—	(171,695)	1,764,576	—	—	—	—	(5,865,221)	—	(4,100,645)
Class I
10/31/2011	1,081,015	—	3,429	(3,241,619)	—	(2,157,175)	31,154,841	—	—	103,143	—	(82,565,009)	—	(51,307,025)
10/31/2010	2,259,040	—	—	(1,076,917)	—	1,182,123	60,266,679	—	—	—	—	(27,249,282)	—	33,017,397
Class Q(3)
10/31/2011	—	—	—	—	—	—	—	—	—	—	—	—	—	—
10/31/2010	32,646	—	—	(91,200)	(256,659)	(315,213)	859,069	—	—	—	—	(2,418,652)	(6,866,484)	(8,426,067)
Class W
10/31/2011	54,828	—	211	(136,623)	—	(81,584)	1,723,097	—	—	6,626	—	(4,155,675)	—	(2,425,952)
10/31/2010	39,306	—	—	(86,880)	254,590	207,016	1,086,722	—	—	—	—	(2,344,010)	6,866,484	5,609,196
Emerging Markets Equity
Class A
10/11/2011(1)-10/31/2011	1,965	—	—	(1)	—	1,964	19,841	—	—	—	—	(10)	—	19,831
Class C
10/11/2011(1)-10/31/2011	302	—	—	(1)	—	301	3,020	—	—	—	—	(10)	—	3,010
Class I
10/11/2011(1)-10/31/2011	8,629,474	—	—	(228,984)	—	8,400,490	86,341,357	—	—	—	—	(2,442,178)	—	83,899,179
Class R
10/11/2011(1)-10/31/2011	302	—	—	(1)	—	301	3,020	—	—	—	—	(10)	—	3,010
Class W
10/11/2011(1)-10/31/2011	302	—	—	(1)	—	301	3,020	—	—	—	—	(10)	—	3,010

(1)	Commencement of operations.

(3)	Effective March 8, 2010, Class Q shareholders of Emerging Countries and International Capital Appreciation were converted to Class W shares of each respective Fund.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 12 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 17)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
Global Bond
Class A
10/31/2011	14,837,384	—	940,858	(8,773,526)	—	7,004,716	176,621,769	—	—	11,116,131	—	(103,775,875)	—	83,962,025
10/31/2010	13,465,862	—	605,364	(6,875,428)	—	7,195,798	161,645,282	—	—	7,244,781	—	(81,981,963)	—	86,908,100
Class B
10/31/2011	25,063	—	10,171	(194,167)	—	(158,933)	293,547	—	—	119,021	—	(2,285,314)	—	(1,872,746)
10/31/2010	118,350	—	16,671	(219,538)	—	(84,517)	1,409,240	—	—	198,357	—	(2,595,047)	—	(987,450)
Class C
10/31/2011	2,435,405	—	249,324	(2,416,578)	—	268,151	28,754,106	—	—	2,929,190	—	(28,391,280)	—	3,292,016
10/31/2010	4,660,773	—	175,740	(1,206,636)	—	3,629,877	55,719,364	—	—	2,096,768	—	(14,299,244)	—	43,516,888
Class I
10/31/2011	14,003,879	—	1,101,842	(11,781,300)	—	3,324,421	165,827,791	—	—	12,984,986	—	(138,649,671)	—	40,163,106
10/31/2010	12,403,809	—	863,246	(6,327,409)	—	6,939,646	147,582,012	—	—	10,302,051	—	(74,903,934)	—	82,980,129
Class O
10/31/2011	174,442	—	—	(125,060)	—	49,382	2,039,436	—	—	—	—	(1,455,707)	—	583,729
10/31/2010	230,740	—	26	(194,721)	—	36,045	2,729,158	—	—	304	—	(2,281,700)	—	447,762
Class R
8/5/2011(1)-10/31/2011	249	—	—	—	—	249	3,000	—	—	—	—	—	—	3,000
Class W
10/31/2011	1,541,709	—	77,641	(889,160)	—	730,190	18,139,074	—	—	901,653	—	(10,356,411)	—	8,684,316
10/31/2010	1,197,217	—	25,142	(182,411)	—	1,039,948	14,196,899	—	—	295,702	—	(2,144,700)	—	12,347,901
Global Equity Dividend
Class A
10/31/2011	500,530	—	69,470	(1,359,857)	—	(789,857)	5,322,885	—	—	714,783	—	(14,359,575)	—	(8,321,907)
10/31/2010	866,925	—	86,029	(1,812,822)	—	(859,868)	8,475,129	—	—	826,073	—	(17,858,240)	—	(8,557,038)
Class B
10/31/2011	9,268	—	8,456	(498,877)	—	(481,153)	96,524	—	—	87,101	—	(5,286,367)	—	(5,102,742)
10/31/2010	35,025	—	17,471	(683,413)	—	(630,917)	342,001	—	—	165,967	—	(6,646,863)	—	(6,138,895)
Class C
10/31/2011	214,192	—	24,967	(832,092)	—	(592,933)	2,264,204	—	—	255,463	—	(8,619,469)	—	(6,099,802)
10/31/2010	188,781	—	35,118	(1,459,491)	—	(1,235,592)	1,859,348	—	—	332,680	—	(14,234,997)	—	(12,042,969)
Class I
10/31/2011	297,406	—	11,881	(1,185,723)	—	(876,436)	3,207,782	—	—	125,874	—	(13,016,981)	—	(9,683,325)
10/31/2010	1,198,519	—	12,480	(204,185)	—	1,006,814	11,619,730	—	—	121,733	—	(1,987,575)	—	9,753,888
Class O
10/31/2011	182,639	—	1,235	(282,490)	—	(98,616)	1,915,918	—	—	12,673	—	(2,974,561)	—	(1,045,970)
10/31/2010	218,071	—	1,672	(377,480)	—	(157,737)	2,141,770	—	—	16,065	—	(3,735,705)	—	(1,577,870)
Class W
10/31/2011	360,187	—	11,903	(3,567,775)	—	(3,195,685)	4,101,591	—	—	135,782	—	(41,886,837)	—	(37,649,464)
10/31/2010	1,658,473	—	52,701	(432,567)	—	1,278,607	17,752,111	—	—	551,389	—	(4,623,735)	—	13,679,765
Global Natural Resources
Class A
10/31/2011	1,896,425	—	4,458	(2,102,330)	—	(201,447)	19,501,873	—	—	43,516	—	(21,032,478)	—	(1,487,089)
10/31/2010	1,360,810	—	31,815	(2,599,161)	—	(1,206,536)	11,926,166	—	—	260,562	—	(21,434,666)	—	(9,877,938)
Class I
10/31/2011	346,115	—	128	(157,521)	—	188,722	3,455,433	—	—	1,253	—	(1,568,677)	—	1,888,009
10/31/2010	758,038	—	495	(486,327)	—	272,206	6,403,842	—	—	4,044	—	(3,683,147)	—	2,724,739
Class W
10/31/2011	219,268	—	23	(106,544)	—	112,747	2,994,657	—	—	286	—	(1,392,177)	—	1,602,766
10/31/2010	18,326	—	96	(3,258)	—	15,164	193,162	—	—	986	—	(33,692)	—	160,456
Global Opportunities
Class A
10/31/2011	394,079	—	74,951	(2,099,213)	—	(1,630,183)	5,729,924	—	—	1,058,855	—	(29,965,774)	—	(23,176,995)
10/31/2010	614,053	—	—	(3,972,450)	—	(3,358,397)	8,153,063	—	—	—	—	(52,591,257)	—	(44,438,194)
Class B
10/31/2011	1,629	—	6,844	(305,512)	—	(297,039)	22,273	—	—	92,973	—	(4,201,481)	—	(4,086,235)
10/31/2010	1,570	—	—	(464,057)	—	(462,487)	21,114	—	—	—	—	(5,819,434)	—	(5,798,320)

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 12 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 17)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
Global Opportunities (continued)
Class C
10/31/2011	44,579	—	36,650	(1,688,401)	—	(1,607,172)	615,566	—	—	497,929	—	(23,236,007)	—	(22,122,512)
10/31/2010	327,260	—	—	(2,866,616)	—	(2,539,356)	4,200,079	—	—	—	—	(36,057,889)	—	(31,857,810)
Class I
10/31/2011	149,528	—	7,802	(510,535)	—	(353,205)	2,265,528	—	—	112,177	—	(7,480,912)	—	(5,103,207)
10/31/2010	698,191	—	—	(5,029,565)	—	(4,331,374)	9,920,604	—	—	—	—	(65,889,490)	—	(55,968,886)
Class Q(2)
10/31/2011	—	—	—	—	—	—	—	—	—	—	—	—	—	—
10/31/2010	—	—	—	—	(1,775)	(1,775)	—	—	—	—	—	—	(24,700)	(24,700)
Class W
10/31/2011	616	—	278	(91,171)	—	(90,277)	10,091	—	—	4,305	—	(1,438,902)	—	(1,424,506)
10/31/2010	82,610	—	—	(28,018)	1,677	56,269	1,209,837	—	—	—	—	(389,991)	24,700	844,546
Global Real Estate
Class A
10/31/2011	35,678,698	—	2,539,908	(33,801,169)	—	4,417,437	583,010,229	—	—	40,568,806	—	(539,329,675)	—	84,249,360
10/31/2010	36,101,595	—	2,747,909	(28,902,801)	—	9,946,703	529,789,609	—	—	40,220,542	—	(426,260,118)	—	143,750,033
Class B
10/31/2011	15,686	—	40,781	(428,772)	—	(372,305)	211,758	—	—	543,851	—	(5,856,328)	—	(5,100,719)
10/31/2010	65,343	—	81,945	(494,090)	—	(346,802)	819,763	—	—	1,003,378	—	(5,993,064)	—	(4,169,923)
Class C
10/31/2011	3,871,056	—	368,665	(3,233,525)	—	1,006,196	55,991,916	—	—	5,190,100	—	(46,083,893)	—	15,098,123
10/31/2010	4,642,825	—	479,930	(2,927,692)	—	2,195,063	60,749,179	—	—	6,210,490	—	(37,954,330)	—	29,005,339
Class I
10/31/2011	55,667,213	—	3,313,362	(26,245,082)	—	32,735,493	909,749,138	—	—	52,673,272	—	(416,986,757)	—	545,435,653
10/31/2010	56,047,518	—	2,362,378	(14,694,987)	—	43,714,909	819,376,161	—	—	34,557,613	—	(216,539,062)	—	637,394,712
Class O
10/31/2011	115,732	—	1,039	(172,483)	—	(55,712)	1,892,052	—	—	16,607	—	(2,819,602)	—	(910,943)
10/31/2010	149,356	—	1,790	(188,857)	—	(37,711)	2,206,785	—	—	26,198	—	(2,797,854)	—	(564,871)
Class R
8/5/2011(1)-10/31/2011	193	—	—	—	—	193	2,998	—	—	—	—	—	—	2,998
Class W
10/31/2011	9,234,130	—	684,225	(7,206,362)	—	2,711,993	151,468,423	—	—	10,943,660	—	(117,273,273)	—	45,138,810
10/31/2010	8,813,884	—	591,867	(4,773,471)	—	4,632,280	129,335,342	—	—	8,679,094	—	(69,779,415)	—	68,235,021
Global Value Choice
Class A
10/31/2011	4,265,625	—	79,834	(3,420,485)	—	924,974	144,603,799	—	—	2,641,663	—	(114,217,071)	—	33,028,391
10/31/2010	5,123,750	—	19,446	(2,928,701)	—	2,214,495	148,107,340	218,157	—	545,422	—	(85,125,992)	—	63,744,927
Class B
10/31/2011	13,043	—	1,069	(69,196)	—	(55,084)	471,719	—	—	37,866	—	(2,483,644)	—	(1,974,059)
10/31/2010	53,756	—	526	(84,564)	—	(30,282)	1,632,312	10,831	—	15,683	—	(2,589,534)	—	(930,708)
Class C
10/31/2011	1,679,621	—	21,518	(705,689)	—	995,450	53,663,379	—	—	673,274	—	(22,048,879)	—	32,287,774
10/31/2010	2,121,677	—	3,072	(613,310)	—	1,511,439	58,258,559	94,969	—	81,317	—	(16,836,867)	—	41,597,978
Class I
10/31/2011	4,607,087	—	13,983	(1,953,720)	—	2,667,350	157,033,879	—	—	466,333	—	(65,663,284)	—	91,836,928
10/31/2010	4,714,094	—	3,454	(376,334)	—	4,341,214	139,901,518	52,839	—	97,710	—	(10,950,977)	—	129,101,090
Class Q(2)
10/31/2011	—	—	—	—	—	—	—	—	—	—	—	—	—	—
10/31/2010	94,329	—	141	(90,249)	(89,157)	(84,936)	164,212	—	—	4,706	—	(35,023)	(2,937,993)	(2,804,098)
Class W
10/31/2011	981,538	—	17,025	(1,153,978)	—	(155,415)	33,546,538	—	—	566,930	—	(39,295,079)	—	(5,181,611)
10/31/2010	968,515	—	544	(144,162)	104,290	929,187	28,782,179	12,728	—	15,268	—	(4,229,081)	2,937,993	27,519,087
Greater China
Class A
10/31/2011	313,197	—	18,389	(652,246)	—	(320,660)	5,042,890	—	—	301,511	—	(10,568,981)	—	(5,224,580)
10/31/2010	562,404	—	30,852	(1,068,369)	—	(475,113)	8,263,372	—	—	455,094	—	(15,405,908)	—	(6,687,442)

(1)	Commencement of operations.

(2)	Effective November 20, 2009, Class Q shareholders of Global Value Choice, Global Opportunities, International SmallCap Multi-Manager and International Value were converted to Class W shares of each respective Fund.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 12 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 17)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
Greater China (continued)
Class B
10/31/2011	3,916	—	588	(49,224)	—	(44,720)	58,950	—	—	9,565	—	(777,885)	—	(709,370)
10/31/2010	11,223	—	1,446	(71,364)	—	(58,695)	163,319	—	—	21,202	—	(1,011,153)	—	(826,632)
Class C
10/31/2011	51,777	—	1,543	(110,619)	—	(57,299)	847,711	—	—	25,099	—	(1,734,536)	—	(861,726)
10/31/2010	125,268	—	4,167	(209,770)	—	(80,335)	1,852,886	—	—	61,091	—	(3,035,530)	—	(1,121,553)
Class I
10/31/2011	52,454	—	1,104	(52,883)	—	675	873,097	—	—	18,083	—	(857,921)	—	33,259
10/31/2010	139,550	—	938	(54,154)	—	86,334	2,090,745	—	—	13,788	—	(795,411)	—	1,309,122
Class O
10/31/2011	174,314	—	1	(123,202)	—	51,113	2,808,070	—	—	17	—	(1,928,462)	—	879,625
10/31/2010	221,453	—	—	(152,009)	—	69,444	3,243,169	—	—	—	—	(2,199,401)	—	1,043,768
Class W
8/5/2011(1)-10/31/2011	193	—	—	—	—	193	3,000	—	—	—	—	—	—	3,000
Index Plus International Equity
Class A
10/31/2011	104,858	—	13,812	(249,258)	—	(130,588)	900,553	—	—	115,330	—	(2,118,993)	—	(1,103,110)
10/31/2010	126,350	—	19,995	(204,662)	—	(58,317)	1,002,690	1,182	—	158,654	—	(1,604,935)	—	(442,409)
Class B
10/31/2011	13	—	278	(42,996)	—	(42,705)	112	—	—	2,340	—	(377,578)	—	(375,126)
10/31/2010	1,442	—	1,260	(66,899)	—	(64,197)	11,844	127	—	10,068	—	(524,252)	—	(502,213)
Class C
10/31/2011	6,716	—	529	(29,920)	—	(22,675)	56,268	—	—	4,422	—	(250,290)	—	(189,600)
10/31/2010	16,860	—	1,572	59,997	—	(41,565)	1,333,565	178	—	12,475	—	(461,012)	—	(314,794)
Class I
10/31/2011	5,759,325	—	161,820	(9,597,420)	—	(3,676,275)	47,802,176	—	—	1,352,813	—	(83,821,515)	—	(34,666,526)
10/31/2010	6,522,224	—	129,035	(3,480,056)	—	3,171,203	46,778,930	6,746	—	1,023,724	—	(27,889,386)	—	19,920,014
Class O
10/31/2011	366,085	—	3,588	(856,544)	—	(486,871)	3,074,094	—	—	29,742	—	(7,220,670)	—	(4,116,834)
10/31/2010	396,697	—	6,275	(975,579)	—	(572,607)	3,094,755	6,130	—	49,354	—	(7,629,960)	—	(4,479,721)
Class W
8/5/2011(1)-10/31/2011	378	—	—	—	—	378	3,000	—	—	—	—	—	—	3,000
International Capital Appreciation
Class A
10/31/2011	195,816	—	7,316	(830,648)	—	(627,516)	2,072,657	—	—	76,020	—	(8,624,785)	—	(6,476,108)
10/31/2010	254,793	—	—	(676,394)	—	(421,601)	2,406,542	4,565	—	—	—	(6,403,411)	—	(3,992,304)
Class B
10/31/2011	5	—	141	(156,988)	—	(156,842)	49	—	—	1,462	—	(1,655,706)	—	(1,654,195)
10/31/2010	12,264	—	—	(248,489)	—	(236,225)	120,843	720	—	—	—	(2,291,677)	—	(2,170,114)
Class C
10/31/2011	11,558	—	268	(98,699)	—	(86,873)	117,142	—	—	2,779	—	(992,066)	—	(872,145)
10/31/2010	30,886	—	—	(148,512)	—	(117,626)	293,890	1,413	—	—	—	(1,390,616)	—	(1,095,313)
Class I
10/31/2011	178,767	—	44,069	(5,330,783)	—	(5,107,947)	1,900,053	—	—	455,742	—	(56,620,019)	—	(54,264,224)
10/31/2010	2,169,135	—	—	(2,964,930)	—	(795,795)	20,494,871	8,679	—	—	—	(28,544,870)	—	(8,041,320)
Class Q(3)
10/31/2011	—	—	—	—	—	—	—	—	—	—	—	—	—	—
10/31/2010	37,938	—	—	(104,931)	(1,225,201)	(1,292,194)	364,883	—	—	—	—	(1,009,772)	(11,746,943)	(12,391,832)
Class W
10/31/2011	23,142	—	6,724	(257,103)	—	(227,237)	234,321	—	—	69,771	—	(2,569,828)	—	(2,265,736)
10/31/2010	155,240	—	—	(312,970)	1,225,201	1,067,471	1,481,249	2,087	—	—	—	(2,977,745)	11,746,943	10,252,534
International Core
Class I
2/8/2011(1)-10/31/2011	45,815,728	—	—	(6,242,980)	—	39,572,748	448,417,065	—	—	—	—	(59,613,945)	—	388,803,120

(1)	Commencement of operations.

(3)	Effective March 8, 2010, Class Q shareholders of Emerging Countries and International Capital Appreciation were converted to Class W shares of each respective Fund.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 12 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 17)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
International Growth
Class I
1/6/2011(1)-10/31/2011	19,924,126	—	—	(3,769,437)	—	16,154,689	199,737,196	—	—	—	—	(38,310,028)	—	161,427,168
International Real Estate
Class A
10/31/2011	7,227,357	—	1,171,944	(11,322,447)	—	(2,923,146)	62,494,032	—	—	10,119,648	—	(96,244,789)	—	(23,631,109)
10/31/2010	17,430,471	—	1,077,729	(5,113,917)	—	13,394,283	143,696,684	—	—	8,750,749	—	(40,981,653)	—	111,465,780
Class B
10/31/2011	3,697	—	9,939	(87,778)	—	(74,142)	31,996	—	—	85,732	—	(742,635)	—	(624,907)
10/31/2010	6,840	—	24,106	(147,551)	—	(116,605)	56,443	—	—	195,645	—	(1,177,651)	—	(925,563)
Class C
10/31/2011	304,400	—	80,431	(855,106)	—	(470,275)	2,651,330	—	—	693,114	—	(7,322,661)	—	(3,978,217)
10/31/2010	522,991	—	141,243	(897,985)	—	(233,751)	4,272,321	—	—	1,145,053	—	(7,065,323)	—	(1,647,949)
Class I
10/31/2011	7,030,985	—	329,211	(16,139,496)	—	(8,779,300)	60,667,094	—	—	2,824,850	—	(138,463,131)	—	(74,971,187)
10/31/2010	11,079,060	—	793,073	(16,225,470)	—	(4,353,337)	88,767,647	—	—	6,460,402	—	(129,642,398)	—	(34,414,349)
Class W
10/31/2011	1,339,658	—	25,637	(640,252)	—	725,043	11,650,245	—	—	220,522	—	(5,378,733)	—	6,492,034
10/31/2010	485,261	—	11,307	(157,469)	—	339,099	3,996,867	—	—	92,174	—	(1,255,296)	—	2,833,745
International SmallCap Multi-Manager
Class A
10/31/2011	622,313	—	11,418	(1,662,144)	—	(1,028,413)	24,861,014	43,448	—	445,420	—	(65,716,954)	—	(40,367,072)
10/31/2010	818,452	—	46,987	(2,671,591)	—	(1,806,152)	27,484,915	418,709	—	1,540,998	—	(89,612,983)	—	(60,168,361)
Class B
10/31/2011	148	—	1	(59,948)	—	(59,799)	6,278	1,163	—	49	—	(2,536,178)	—	(2,528,688)
10/31/2010	2,789	—	673	(127,761)	—	(124,299)	98,399	16,420	—	23,427	—	(4,445,789)	—	(4,307,543)
Class C
10/31/2011	15,965	—	15	(191,906)	—	(175,926)	598,166	10,010	—	477	—	(7,103,227)	—	(6,494,574)
10/31/2010	33,453	—	6,523	(238,730)	—	(198,754)	1,058,863	74,919	—	201,523	—	(7,456,868)	—	(6,121,563)
Class I
10/31/2011	1,087,598	—	21,402	(2,380,895)	—	(1,271,895)	43,168,247	70,572	—	834,463	—	(90,223,469)	—	(46,150,187)
10/31/2010	2,065,296	—	45,547	(1,742,521)	—	368,322	69,833,855	426,266	—	1,490,905	—	(57,692,823)	—	14,058,203
Class O
10/31/2011	23,889	—	—	(14,538)	—	9,351	947,636	597	—	—	—	(569,560)	—	378,673
10/31/2010	24,913	—	—	(11,765)	—	13,148	826,270	2,233	—	—	—	(390,320)	—	438,183
Class Q(2)
10/31/2011	—	—	—	—	—	—	—	—	—	—	—	—	—	—
10/31/2010	11,395	—	7,743	(7,889)	(910,998)	(899,749)	402,874	—	—	276,272	—	(280,396)	(31,864,997)	(31,466,247)
Class W
10/31/2011	223,881	—	5,091	(543,204)	—	(314,232)	10,339,982	10,572	—	235,018	—	(26,455,767)	—	(15,870,195)
10/31/2010	238,386	—	7,339	(462,917)	841,925	624,733	9,294,968	95,983	—	285,158	—	(18,237,990)	31,864,997	23,303,116
International Value Choice
Class A
10/31/2011	700,913	—	16,673	(710,198)	—	7,388	7,732,588	—	—	183,909	—	(7,787,412)	—	129,085
10/31/2010	1,310,027	—	11,876	(864,727)	—	457,176	13,301,696	—	—	118,571	—	(8,753,759)	—	4,666,508
Class B
10/31/2011	2,967	—	—	(62,387)	—	(59,420)	32,117	—	—	—	—	(676,895)	—	(644,778)
10/31/2010	31,091	—	142	(110,862)	—	(79,629)	311,747	—	—	1,400	—	(1,113,782)	—	(800,635)
Class C
10/31/2011	102,250	—	874	(137,507)	—	(34,383)	1,109,821	—	—	9,548	—	(1,454,328)	—	(334,959)
10/31/2010	153,510	—	281	(100,652)	—	53,139	1,531,145	—	—	2,772	—	(1,009,276)	—	524,641
Class I
10/31/2011	1,211,619	—	14,302	(2,458,363)	—	(1,232,442)	13,488,923	—	—	157,468	—	(25,305,252)	—	(11,658,861)
10/31/2010	730,868	—	22,826	(1,997,018)	—	(1,243,324)	7,510,456	—	—	227,476	—	(20,171,373)	—	(12,433,441)
Class W
10/31/2011	6,762	—	47	(3,616)	—	3,193	75,798	—	—	516	—	(40,182)	—	36,132
10/31/2010	3,055	—	—	(327)	—	2,728	30,970	—	—	—	—	(3,196)	—	27,774

(1)	Commencement of operations.

(2)	Effective November 20, 2009, Class Q shareholders of Global Value Choice, Global Opportunities, International SmallCap Multi-Manager and International Value were converted to Class W shares of each respective Fund.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 12 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 17)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
International Value
Class A
10/31/2011	2,713,615	—	687,338	(21,092,834)	—	(17,691,881)	31,514,665	48,376	—	7,909,938	—	(245,656,346)	—	(206,183,367)
10/31/2010	7,026,226	—	710,866	(25,323,864)	—	(17,586,772)	78,387,641	1,067,929	—	8,359,125	—	(284,580,757)	—	(196,766,062)
Class B
10/31/2011	953	—	5	(134,706)	—	(133,748)	15,458	233	—	57	—	(1,596,187)	—	(1,580,439)
10/31/2010	21,536	—	9,206	(3,151,447)	—	(3,120,705)	252,668	36,943	—	106,986	—	(34,636,502)	—	(34,239,905)
Class C
10/31/2011	125,441	—	190,553	(5,369,143)	—	(5,053,149)	1,422,732	21,392	—	2,131,679	—	(60,913,970)	—	(57,338,167)
10/31/2010	181,612	—	173,077	(7,377,003)	—	(7,022,314)	2,030,780	413,632	—	1,980,048	—	(80,336,446)	—	(75,911,986)
Class I
10/31/2011	10,647,783	—	658,850	(25,034,873)	—	(13,728,240)	125,628,816	45,553	—	7,549,252	—	(291,421,213)	—	(158,197,592)
10/31/2010	8,233,085	—	725,981	(24,554,669)	—	(15,595,603)	92,823,046	990,243	—	8,507,693	—	(272,895,909)	—	(170,574,927)
Class Q(2)
10/31/2011	—	—	—	—	—	—	—	—	—	—	—	—	—	—
10/31/2010	31,392	—	24,859	(5,338)	(2,194,061)	(2,143,148)	360,000	—	—	293,336	—	(63,436)	(25,186,398)	(24,596,498)
Class W
10/31/2011	11,107	—	46,331	(2,099,066)	—	(2,041,628)	128,517	70	—	530,953	—	(24,170,447)	—	(23,510,907)
10/31/2010	254,958	—	4,697	(374,961)	2,198,715	2,083,409	2,705,165	36,222	—	53,646	—	(4,246,495)	25,186,398	23,734,936
Russia
Class A
10/31/2011	1,257,704	—	—	(3,228,676)	—	(1,970,972)	51,432,518	—	—	—	(180,692)	(124,889,133)	—	(73,275,923)
10/31/2010	1,844,234	—	—	(3,034,687)	—	(1,190,453)	62,096,502	—	—	—	369,837	(99,820,501)	—	(37,354,162)
Class I
10/31/2011	263,755	—	—	(174,657)	—	89,098	10,631,704	—	—	—	(37,248)	(6,576,891)	—	4,092,061
10/31/2010	267,155	—	—	(64,795)	—	222,360	9,612,750	—	—	—	4,943	(2,164,098)	—	7,453,595
Class W
8/5/2011(1)-10/31/2011	76	—	—	—	—	76	3,001	—	—	—	—	—	—	3,001

(1)	Commencement of operations.

(2)	Effective November 20, 2009, Class Q shareholders of Global Value Choice, Global Opportunities, International SmallCap Multi-Manager and International Value were converted to Class W shares of each respective Fund.

NOTE 13 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see each Fund’s most recent Prospectus and/or the Statement of Additional Information.

Diversified International is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Investment by Funds-of-Funds (Certain Funds). Each of the Underlying Funds’ shares may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Foreign Securities (All Funds). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Funds and Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds and Underlying Funds. Foreign investments may also subject the Funds and Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 13 — CONCENTRATION OF RISKS (continued)

security value and interest rate, all of which could affect the market and/or credit risk of the Funds’ and Underlying Funds’ investments.

Non-Diversified (Global Natural Resources, Global Real Estate, International Real Estate, Russia and Global Bond). Certain of the Funds and Underlying Funds are classified as non-diversified investment companies under the 1940 Act, which means that they are not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Fund or Underlying Fund. The investment of a large percentage of a Fund’s or Underlying Fund’s assets in the securities of a small number of issuers may cause a Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, a Fund or Underlying Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Fund or Underlying Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

NOTE 14 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Funds (except Diversified International) can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: Effective October 1, 2011, BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

Currently, the cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Prior to October 1, 2011, the cash collateral was invested in the BNY Mellon Overnight Government Fund (formerly, The BNY Institutional Cash Reserves Fund — Series A) and the BNY Institutional Cash Reserves Fund — Series B (“BICR — Series B”), each a series within the BNY Institutional Cash Reserves Trust (collectively, the “BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. From the beginning of the period covered by this report through October 16, 2011, BICR-Series B held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”). The Lehman Securities had market values significantly below amortized cost. On May 22, 2009, the Funds agreed to the terms of a capital support agreement (the “Capital Support Agreement”) extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the Lehman Securities held by BICR- Series B. Under the terms of the Capital Support Agreement, BNYC agreed to support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents a realized loss to the Funds) and subject, in part, to the Funds’ continued participation in the BNY securities lending program through September 15, 2011. As of September 15, 2011, the Funds had complied with the requirements under the Capital Support Agreement and therefore the Funds could exercise their right to sell the Lehman Securities to BNYC at a price equal to 80% of par value. The sale of the Lehman Securities was completed on October 17, 2011.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 14 — SECURITIES LENDING (continued)

At October 31, 2011, the following Funds had securities on loan with the following market values:

Fund	Value of Securities Loaned	Cash Collateral Received
Emerging Countries	$2,083,910	$2,183,135
Global Equity Dividend	1,197,381	1,245,467
Global Opportunities	1,638,726	1,758,983
Global Real Estate	12,341,098	13,315,857
Global Value Choice	$16,365,834	$17,062,175
International Capital Appreciation	761,000	795,990
International Growth	2,652,822	2,785,702
International SmallCap Multi-Manager	248,991	285,403
International Value	501,843	518,447
Russia	16,462,000	17,109,010

NOTE 15 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of October 31, 2011:

	Paid-in Capital	Undistributed Net Investment Income on Investments	Accumulated Net Realized Gains/(Losses)
Diversified International	$3,478	$(3,478)	$—
Emerging Countries	268,489	(535,114)	266,625
Emerging Markets Equity	(2,864)	(28,875)	31,739
Global Bond	—	805,359	(805,359)
Global Equity Dividend	2,384	(339,875)	337,491
Global Natural Resources	(65,866)	61,136	4,730
Global Opportunities	(308,451)	174,008	134,443
Global Real Estate(1)(2)	—	76,774,077	(76,774,077)
Global Value Choice	—	395,554	(395,554)
Greater China	(32,805)	(81,105)	113,910
Index Plus International Equity	—	315,516	(315,516)
International Capital Appreciation	—	(79,538)	79,538
International Core	(22,334)	(920,836)	943,170
International Growth	(18,779)	(67,334)	86,113
International Real Estate	(1)	1,338,451	(1,338,450)
International SmallCap Multi-Manager	(47,125)	(175,728)	222,853
International Value Choice	—	236	(236)
International Value	(39,960)	(74,758)	114,718
Russia	(1,263,591)	1,249,849	13,742

(1)	As of the Fund’s tax year ended December 31, 2010.

(2)	$77,374,663 relates to the tax treatment of passive foreign investment companies.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended October 31, 2011		Year Ended October 31, 2010
	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
Diversified International	$1,061,111	$191,335	$927,344	$293,887
Emerging Countries	113,431	—	—	—
Global Bond	32,360,506	—	24,041,636	—
Global Equity Dividend	2,094,033	—	3,235,341	—
Global Natural Resources	53,412	—	302,907	—

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES (continued)

	Year Ended October 31, 2011		Year Ended October 31, 2010
	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
Global Opportunities	$2,210,341	$—	$—	$—
Global Real Estate(1)	96,683,542	—	102,494,757	—
Global Value Choice	8,011,477	—	1,050,663	—
Greater China	456,558	—	676,212	—
Index Plus International Equity	2,092,268	—	2,113,264	—
International Capital Appreciation	617,483	—	—	—
International Real Estate	33,254,520	—	41,280,971	—
International SmallCap Multi-Manager	2,615,060	—	5,964,767	—
International Value Choice	391,851	—	364,324	—
International Value	23,226,893	—	26,116,194	—

(1)	Composition of dividends and distributions presented herein is based on the Fund’s tax year-ends of December 31, 2010 and December 31, 2009.

Global Real Estate estimates that the tax composition of dividends and distributions to shareholders from January 1, 2011 to October 31, 2011 is $37,409,448 ordinary income and $31,875,706 return of capital. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the calendar year, and will be reported to shareholders at that time.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2011 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Expiration Dates
Diversified International	$—	$—	$(6,674,750)	$(28,060,058)	2016
				(93,445,922)	2017
				(33,117,873)	2018
				(824,702)	2019
				$(155,448,555)
Emerging Countries	—	—	8,140,668	(34,410,065)	2016
				(41,200,730)	2017
				$(75,610,795)
Emerging Markets Equity	170,335	238,655	5,920,296	—	—
Global Bond	8,144,042	6,774,863	(6,088,537)	—	—
Global Equity Dividend	145,373	—	(2,471,040)	(11,027,596)	2016
				(71,676,150)	2017
				$(82,703,746)
Global Natural Resources	—	—	12,800,832	(14,439,138)	2017
Global Opportunities	—	—	3,787,774	(32,434,268)	2016
				(80,200,325)	2017
				$(112,634,593)
Global Real Estate(1)(2)	16,510,527	—	395,668,017	(164,232,218)	2016
				(414,424,595)	2017
				(79,668,453)	2018
				$(658,325,266)
Global Value Choice	31,929,361	29,040,761	(22,000,980)	—	—
Greater China	—	—	1,020,998	(116,039)	2017
Index Plus International Equity	2,232,942	—	1,903,233	(27,339,841)	2016
				(46,742,747)	2017
				$(74,082,588)
International Capital Appreciation	216,672	—	(2,445,237)	(34,958,241)	2016
				(14,842,759)	2017
				$(49,801,000)
International Core	2,806,773	—	(25,065,340)	(16,908,766)	2019
International Growth	3,010,653	—	(14,187,336)	—	—

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Expiration Dates
International Real Estate	$1,028,620	$—	$(13,011,772)	$(26,312)	2014
				(2,556,095)	2015
				(67,952,089)	2016
				(159,911,905)	2017
				(43,046,092)	2018
				(4,399,061)	2019
				$(277,891,554)
International SmallCap Multi-Manager	4,065,962	—	1,483,935	(77,906,736)	2016
				(202,973,948)	2017
				$(280,880,684)
International Value Choice	725,910	—	(2,450,294)	(14,545,893)	2017
				(362,042)	2019
				$(14,907,935)
International Value	16,474,089	—	(96,572,670)	(810,539,013)	2017
				(70,133,094)	2018
				(8,757,263)	2019
				$(889,429,370)
Russia	—	—	60,506,771	(66,111,223)	2017
				(21,810,157)	2018
				$(87,921,380)

(1)	As of the Fund’s tax year ended December 31, 2010.

(2)	The Fund also had post-October capital losses deferred of $19,821,259 and post-October currency losses deferred of $79,220.

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Funds’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2006.

As of October 31, 2011, no provisions for income tax would be required in the Funds’ financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ tax year ending October 31, 2012. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Funds, if any, will be contained within the “Federal Income Taxes” section of the financial statement notes for the fiscal year ending October 31, 2012.

NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. generally accepted accounting principles (“GAAP”) and the International Financial Reporting Standards (“IFRSs”). The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. As of October 31, 2011, management of the Funds is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 17 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, ING agreed with the Funds to indemnify and hold harmless the Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the U.S. Securities and Exchange Commission in connection with investigations related to mutual funds and variable insurance products. On December 17, 2008, ING settled its indemnification commitments by making payments to the affected Funds. In connection with the settlement, ING paid:

Emerging Countries	$1,400,280
Index Plus International Equity	497,810
International SmallCap Multi-Manager	2,661,920
International Value	955,441

On August 28, 2006, the Securities and Exchange Commission (“Commission” or “SEC”) entered into a settlement of an administrative proceeding against Prudential Equity Group, LLC, formerly known as Prudential Securities, Inc. (“PSI” or “Respondent”). As part of the settlement, the Respondent has established the PSI Distribution Fund (“Distribution Fund”) for the benefit of shareholders who may have been affected by the market timing activity in certain mutual funds where such trading was found to have been facilitated by the Respondent, as described in the order. The Fund is comprised of disgorgement in the amount of $270 million which was paid by the Respondent. The dollar amount available for distribution to mutual funds and shareholders of affected mutual funds (“Distributable Amount”) includes the original $270 million plus interest earned by the Distribution Fund.

On February 4, 2010, the SEC issued an order approving the proposed plan of distribution. In connection with this settlement, the following funds received:

Global Value Choice	$389,524
Index Plus International Equity	14,363
International Capital Appreciation	17,464
International SmallCap Multi-Manager	1,034,530
International Value	2,544,969

On May 7, 2007, the Securities and Exchange Commission (“Commission” or “SEC”) entered into a settlement of an administrative proceeding against Zurich Capital Markets, Inc., (“ZCM” or “Respondent”). As part of the settlement, the Respondent has established a Fair Fund (“Fair Fund”) for the benefit of shareholders who may have been affected by the market timing activity in certain mutual funds where such trading was found to have been facilitated by the Respondent, as described in the order. The Fair Fund is comprised of disgorgement in the amount of approximately $16.8 million which was paid by the Respondent. The dollar amount available for distribution to mutual funds and shareholders of affected mutual funds (“Distributable Amount”) includes the original $16.8 million plus interest earned by the Fair Fund.

On June 3, 2010, the SEC issued an order approving the proposed plan of distribution. In connection with this settlement, the following Funds received:

International SmallCap Multi-Manager	$136,362
International Value	115,624

NOTE 18 — SUBSEQUENT EVENTS

Dividends: Subsequent to October 31, 2011, the following Funds paid dividends and distributions of:

	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains	Payable Date	Record Date
Emerging Markets Equity
Class A	$ —	$0.0206	$0.0288	December 19, 2011	December 15, 2011
Class C	$ —	$0.0206	$0.0288	December 19, 2011	December 15, 2011
Class I	$ —	$0.0206	$0.0288	December 19, 2011	December 15, 2011
Class R	$ —	$0.0206	$0.0288	December 19, 2011	December 15, 2011
Class W	$ —	$0.0206	$0.0288	December 19, 2011	December 15, 2011

Global Bond
Class A	$0.0417	$ —	$ —	November 2, 2011	October 31, 2011
Class B	$0.0345	$ —	$ —	November 2, 2011	October 31, 2011
Class C	$0.0344	$ —	$ —	November 2, 2011	October 31, 2011
Class I	$0.0446	$ —	$ —	November 2, 2011	October 31, 2011
Class O	$0.0417	$ —	$ —	November 2, 2011	October 31, 2011
Class R	$0.0384	$ —	$ —	November 2, 2011	October 31, 2011
Class W	$0.0441	$ —	$ —	November 2, 2011	October 31, 2011
Class A	$0.0415	$ —	$ —	December 2, 2011	November 30, 2011

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 18 — SUBSEQUENT EVENTS (continued)

	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains	Payable Date	Record Date
Global Bond (continued)
Class B	$0.0344	$ —	$ —	December 2, 2011	November 30, 2011
Class C	$0.0345	$ —	$ —	December 2, 2011	November 30, 2011
Class I	$0.0444	$ —	$ —	December 2, 2011	November 30, 2011
Class O	$0.0415	$ —	$ —	December 2, 2011	November 30, 2011
Class R	$0.0385	$ —	$ —	December 2, 2011	November 30, 2011
Class W	$0.0439	$ —	$ —	December 2, 2011	November 30, 2011
Class A	$ —	$0.1476	$0.1228	December 19, 2011	December 15, 2011
Class B	$ —	$0.1476	$0.1228	December 19, 2011	December 15, 2011
Class C	$ —	$0.1476	$0.1228	December 19, 2011	December 15, 2011
Class I	$ —	$0.1476	$0.1228	December 19, 2011	December 15, 2011
Class O	$ —	$0.1476	$0.1228	December 19, 2011	December 15, 2011
Class R	$ —	$0.1476	$0.1228	December 19, 2011	December 15, 2011
Class W	$ —	$0.1476	$0.1228	December 19, 2011	December 15, 2011

Global Natural Resources
Class A	$0.0132	$ —	$ —	December 19, 2011	December 15, 2011
Class I	$0.0157	$ —	$ —	December 19, 2011	December 15, 2011
Class W	$0.0159	$ —	$ —	December 19, 2011	December 15, 2011

Global Value Choice
Class A	$0.3054	$1.4720	$1.5798	December 19, 2011	December 15, 2011
Class B	$ —	$1.4720	$1.5798	December 19, 2011	December 15, 2011
Class C	$0.0847	$1.4720	$1.5798	December 19, 2011	December 15, 2011
Class I	$0.4300	$1.4720	$1.5798	December 19, 2011	December 15, 2011
Class W	$0.3871	$1.4720	$1.5798	December 19, 2011	December 15, 2011

Index Plus International Equity
Class A	$0.1853	$ —	$ —	December 19, 2011	December 15, 2011
Class B	$0.0932	$ —	$ —	December 19, 2011	December 15, 2011
Class C	$0.1217	$ —	$ —	December 19, 2011	December 15, 2011
Class I	$0.2229	$ —	$ —	December 19, 2011	December 15, 2011
Class O	$0.1864	$ —	$ —	December 19, 2011	December 15, 2011
Class W	$0.2191	$ —	$ —	December 19, 2011	December 15, 2011

International Capital Appreciation
Class A	$0.0550	$ —	$ —	December 19, 2011	December 15, 2011
Class B	$ —	$ —	$ —	December 19, 2011	December 15, 2011
Class C	$ —	$ —	$ —	December 19, 2011	December 15, 2011
Class I	$0.0936	$ —	$ —	December 19, 2011	December 15, 2011
Class W	$0.0776	$ —	$ —	December 19, 2011	December 15, 2011

International Core
Class I	$0.0762	$ —	$ —	December 19, 2011	December 15, 2011

International Growth
Class I	$0.1470	$0.0374	$ —	December 19, 2011	December 15, 2011

International SmallCap Multi-Manager
Class A	$0.5705	$ —	$ —	December 19, 2011	December 15, 2011
Class B	$0.1651	$ —	$ —	December 19, 2011	December 15, 2011
Class C	$0.3323	$ —	$ —	December 19, 2011	December 15, 2011
Class I	$0.7676	$ —	$ —	December 19, 2011	December 15, 2011
Class O	$0.6457	$ —	$ —	December 19, 2011	December 15, 2011
Class W	$0.7165	$ —	$ —	December 19, 2011	December 15, 2011

International Value Choice
Class A	$0.2727	$ —	$ —	December 19, 2011	December 15, 2011
Class B	$0.1484	$ —	$ —	December 19, 2011	December 15, 2011
Class C	$0.1833	$ —	$ —	December 19, 2011	December 15, 2011
Class I	$0.3032	$ —	$ —	December 19, 2011	December 15, 2011
Class W	$0.3013	$ —	$ —	December 19, 2011	December 15, 2011

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 18 — SUBSEQUENT EVENTS (continued)

	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains	Payable Date	Record Date
International Value
Class A	$0.2786	$ —	$ —	December 19, 2011	December 15, 2011
Class B	$0.1626	$ —	$ —	December 19, 2011	December 15, 2011
Class C	$0.1944	$ —	$ —	December 19, 2011	December 15, 2011
Class I	$0.3320	$ —	$ —	December 19, 2011	December 15, 2011
Class W	$0.3148	$ —	$ —	December 19, 2011	December 15, 2011

Effective January 1, 2012, the Internal Revenue Service requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the sale or exchange of Fund shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold shares directly through the Fund and not through a Financial Intermediary, the Fund will use an average cost single category methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011

ING DIVERSIFIED INTERNATIONAL FUND

Shares			Value	Percentage of Net Assets

AFFILIATED INVESTMENT COMPANIES: 101.5%
1,818,677	@	ING Emerging Markets Equity Fund — Class I	$19,532,586	15.4
4,384,121	@	ING International Core Fund — Class I	38,711,784	30.5
2,765,024	@	ING International Growth Fund — Class I	25,714,722	20.2
828,994		ING International Real Estate Fund — Class I	6,482,737	5.1
364,249		ING International SmallCap Multi-Manager Fund — Class I	12,930,827	10.2
2,418,625		ING International Value Fund — Class I	$25,589,049	20.1

		Total Investments in Affiliated Investment Companies
		(Cost $127,761,700)	$128,961,705	101.5
		Liabilities in Excess of Other Assets	(1,899,264)	(1.5)
		Net Assets	$127,062,441	100.0

@	Non-income producing security

Cost for federal income tax purposes is $135,636,455.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$6,864,852
Gross Unrealized Depreciation	(13,539,602)
Net Unrealized depreciation	$(6,674,750)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2011
Asset Table
Investments, at value
Affiliated Investment Companies	$128,961,705	$—	$—	$128,961,705
Total Investments, at value	$128,961,705	$—	$—	$128,961,705

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no significant transfers between Level 1 and 2 during the year ending October 31, 2011.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011

ING EMERGING COUNTRIES FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 92.2%
		Brazil: 13.0%
40,797		Banco do Brasil S.A.	$622,583	0.7
120,519		BM&F Bovespa S.A.	725,143	0.8
56,059		BR Malls Participacoes S.A.	608,964	0.7
34,194		Itau Unibanco Holding SA ADR	653,789	0.8
80,488	@	OGX Petroleo e Gas Participacoes S.A.	674,152	0.8
21,502		Petroleo Brasileiro SA ADR	543,785	0.6
70,847		Petroleo Brasileiro SA	959,840	1.1
33,485		Vale SA	850,854	1.0
72,312		Vale SA	1,844,812	2.2
245,913		Other Securities	3,679,697	4.3
			11,163,619	13.0

		Canada: 0.7%
26,695		Pacific Rubiales Energy Corp.	622,415	0.7

		China: 17.4%
1,946,218		China Construction Bank	1,429,955	1.7
230,800		China Mobile Ltd.	2,193,602	2.5
780,700		China Petroleum & Chemical Corp.	738,331	0.9
766,700		CNOOC Ltd.	1,449,339	1.7
1,844,325		Industrial and Commercial Bank of China Ltd.	1,151,713	1.3
9,764,667		Other Securities	7,962,405	9.3
			14,925,345	17.4

		Hong Kong: 0.9%
382,800		Other Securities	767,265	0.9

		India: 8.0%
18,464		Hero Honda Motors Ltd	823,310	1.0
68,792		Housing Development Finance Corp.	967,800	1.1
23,362		Larsen & Toubro Ltd.	673,703	0.8
539,361		Other Securities	4,356,646	5.1
			6,821,459	8.0

		Indonesia: 2.8%
1,063,496		Bank Mandiri Persero TBK PT	848,337	1.0
163,200		Indo Tambangraya Megah PT	814,134	1.0
846,600		Telekomunikasi Indonesia Tbk PT	706,053	0.8
			2,368,524	2.8

		Luxembourg: 0.5%
17,288		Other Securities	424,248	0.5

		Macau: 0.7%
201,600	@	Sands China Ltd.	605,846	0.7

		Malaysia: 1.0%
364,200		Other Securities	820,103	1.0

COMMON STOCK: (continued)
		Mexico: 3.4%
64,506		America Movil SAB de CV ADR	$1,639,742	1.9
172,722		Mexichem SA de CV	595,526	0.7
272,358		Wal-Mart de Mexico SA de CV	703,018	0.8
			2,938,286	3.4

		Panama: 0.4%
4,784		Other Securities	330,431	0.4

		Peru: 0.7%
5,545		Credicorp Ltd.	603,185	0.7

		Philippines: 0.4%
2,651,600		Other Securities	376,210	0.4

		Russia: 7.8%
29,836	L	Eurasia Drilling Company Ltd. GDR	704,130	0.8
133,073		Gazprom OAO ADR	1,552,962	1.8
8,136		NovaTek OAO GDR	1,135,199	1.4
603,766		Sberbank of Russian Federation	1,632,435	1.9
19,776	@	X5 Retail Group N.V. GDR	592,677	0.7
106,712		Other Securities	1,049,344	1.2
			6,666,747	7.8

		South Africa: 5.4%
14,639		AngloGold Ashanti Ltd	661,663	0.8
69,920		MTN Group Ltd.	1,215,266	1.4
27,727		Naspers Ltd.	1,315,367	1.5
207,560		Other Securities	1,441,688	1.7
			4,633,984	5.4

		South Korea: 14.9%
69,700	@	BS Financial Group, Inc.	767,120	0.9
2,936	@	E-Mart Co. Ltd.	766,984	0.9
3,633		Hyundai Mobis	1,039,733	1.2
32,752		KB Financial Group, Inc.	1,268,874	1.5
17,594		Kia Motors Corp.	1,127,984	1.3
2,772		LG Chem Ltd.	894,486	1.1
2,719		Posco	942,102	1.1
4,400		Samsung Electronics Co., Ltd.	3,787,789	4.4
4,230		Samsung Engineering Co. Ltd	863,976	1.0
9,063	#	Samsung Life Insurance Co. Ltd.	702,888	0.8
4,435		Other Securities	573,720	0.7
			12,735,656	14.9

		Taiwan: 10.5%
579,725		China Life Insurance Co., Ltd.	642,539	0.7
468,130		Hon Hai Precision Industry Co., Ltd.	1,283,321	1.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING EMERGING COUNTRIES FUND

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Taiwan: (continued)
36,300	HTC Corp.	$815,790	1.0
943,431	Taiwan Semiconductor Manufacturing Co., Ltd.	2,299,025	2.7
2,574,121	Other Securities	3,985,905	4.6
		9,026,580	10.5

	Thailand: 1.5%
84,600	PTT PCL	834,081	1.0
127,000	Other Securities	479,977	0.5
		1,314,058	1.5

	Turkey: 1.6%
143,401	Turk Telekomunikasyon AS	608,181	0.7
169,725	Other Securities	744,551	0.9
		1,352,732	1.6

	United Kingdom: 0.6%
25,260	Other Securities	470,139	0.6

	Total Common Stock
	(Cost $65,409,751)	78,966,832	92.2

EXCHANGE-TRADED FUNDS: 3.7%
141,310	iShares MSCI Malaysia Index Fund	1,961,383	2.3
51,558	iShares MSCI Taiwan Index Fund	666,645	0.8
81,300	Other Securities	518,694	0.6

	Total Exchange-Traded Funds
	(Cost $3,107,791)	3,146,722	3.7

PREFERRED STOCK: 1.2%
	Brazil: 1.2%
131,188	Other Securities	1,033,627	1.2

	Total Preferred Stock
	(Cost $1,362,707)	1,033,627	1.2

	Total Long-Term Investments
	(Cost $69,880,249)	83,147,181	97.1

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.5%
	Securities Lending Collateralcc(1): 2.5%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 10/31/11, 0.15%, due 11/01/11 (Principal Amount $1,000,000, collateralized by various U.S. Government Agency Obligations, 0.742%–6.579%, Market Value plus accrued interest $1,020,000, due 11/01/15–03/01/48)	1,000,000	1.1

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
183,135	Deutsche Bank AG, Repurchase Agreement dated 10/31/11, 0.12%, due 11/01/11 (Principal Amount $183,135, collateralized by various U.S. Government Agency Obligations, 1.750%–7.000%, Market Value plus accrued interest $186,798, due 07/01/12–10/01/41)	$183,135	0.2
1,000,000	Merrill Lynch & Co., Inc., Repurchase Agreement dated 10/31/11, 0.12%, due 11/01/11 (Principal Amount $1,000,000 collateralized by various U.S. Government Agency Obligations, 3.000%–6.000%, Market Value plus accrued interest $1,020,069, due 09/01/21–11/01/41)	1,000,000	1.2
		2,183,135	2.5
	Total Short-Term Investments
	(Cost $2,183,135)	2,183,135	2.5

	Total Investments in Securities
	(Cost $72,063,384)	$85,330,316	99.6
	Assets in Excess of Other Liabilities	377,935	0.4
	Net Assets	$85,708,251	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

ADR	American Depository Receipt

GDR	Global Depository Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at October 31, 2011.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $77,187,111.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$18,593,834
Gross Unrealized Depreciation	(10,450,629)
Net Unrealized appreciation	$8,143,205

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING EMERGING COUNTRIES FUND

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	10.4%
Consumer Staples	5.2
Energy	13.3
Financials	23.0
Industrials	5.7
Information Technology	12.2
Materials	13.8
Telecommunications	8.9
Utilities	0.9
Other Long-Term Investments	3.7
Short-Term Investments	2.5
Assets in Excess of Other Liabilities	0.4
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2011
Asset Table
Investments, at value
Common Stock
Brazil	$10,509,830	$653,789	$—	$11,163,619
Canada	622,415	—	—	622,415
China	210,270	14,715,075	—	14,925,345
Hong Kong	—	767,265	—	767,265
India	—	6,821,459	—	6,821,459
Indonesia	—	2,368,524	—	2,368,524
Luxembourg	424,248	—	—	424,248
Macau	—	605,846	—	605,846
Malaysia	—	820,103	—	820,103
Mexico	2,938,286	—	—	2,938,286
Panama	330,431	—	—	330,431
Peru	603,185	—	—	603,185
Philippines	—	376,210	—	376,210
Russia	3,889,527	2,777,220	—	6,666,747
South Africa	—	4,633,984	—	4,633,984
South Korea	766,984	11,968,672	—	12,735,656
Taiwan	—	9,026,580	—	9,026,580
Thailand	—	1,314,058	—	1,314,058
Turkey	608,181	744,551	—	1,352,732
United Kingdom	—	470,139	—	470,139
Total Common Stock	20,903,357	58,063,475	—	78,966,832
Exchange-Traded Funds	3,146,722	—	—	3,146,722
Preferred Stock	1,033,627	—	—	1,033,627
Short-Term Investments	—	2,183,135	—	2,183,135
Total Investments, at value	$25,083,706	$60,246,610	$—	$85,330,316

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending October 31, 2011.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING EMERGING COUNTRIES FUND

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended October 31, 2011:

	Beginning Balance 10/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 10/31/2011
Asset Table
Investments, at value
Preferred Stock	$683,409	$—	$—	$—	$—	$—	$—	$(683,409)	$—
Short-Term Investments	129,292	—	(129,292)	—	(32,323)	32,323	—	—	—
Total Investments, at value	$812,701	$—	$(129,292)	$—	$(32,323)	$32,323	$—	$(683,409)	$—

As of October 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011

ING EMERGING MARKETS EQUITY FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 87.1%
		Argentina: 0.3%
13,800		Other Securities	$277,104	0.3

		Brazil: 16.2%
53,800		BRF — Brasil Foods SA ADR	1,132,490	1.3
25,900		Cia de Bebidas das Americas ADR	873,348	1.0
70,700		Gerdau SA ADR	637,714	0.7
76,300		Itau Unibanco Holding SA ADR	1,458,856	1.6
110,700		Petroleo Brasileiro SA ADR	2,924,647	3.2
33,600		Telefonica Brasil SA ADR	975,072	1.1
71,000		Vale SA ADR	1,675,600	1.9
43,900		Vale SA	1,115,499	1.2
262,600		Other Securities	3,812,303	4.2
			14,605,529	16.2

		China: 14.9%
2,637,000		Bank of China Ltd.	938,991	1.0
424,000		China Coal Energy Co. — Class H	528,363	0.6
1,996,000		China Construction Bank	1,467,249	1.6
29,000		China Mobile Ltd.	275,761	0.3
169,500		China Shenhua Energy Co., Ltd.	775,807	0.9
31,500		China Unicom Hong Kong Ltd. ADR	633,465	0.7
453,000		CNOOC Ltd.	856,752	1.0
70,000		Hengan International Group Co., Ltd.	607,081	0.7
2,236,000		Industrial and Commercial Bank of China Ltd.	1,396,983	1.5
2,600		PetroChina Co., Ltd. ADR	336,986	0.4
764,000		PetroChina Co., Ltd.	992,305	1.1
86,000		Ping An Insurance Group Co. of China Ltd.	638,122	0.7
3,027,000		Other Securities	3,977,196	4.4
			13,425,061	14.9

		Hong Kong: 3.8%
15,400		China Mobile Ltd. ADR	732,424	0.8
3,200		CNOOC Ltd. ADR	603,552	0.7
1,735,600		Other Securities	2,054,085	2.3
			3,390,061	3.8

		India: 2.3%
13,800		Infosys Technologies Ltd. ADR	808,542	0.9
25,000	#	Reliance Industries Ltd. GDR	903,851	1.0
9,200		Other Securities	341,872	0.4
			2,054,265	2.3

		Indonesia: 1.1%
261,500		Tambang Batubara Bukit Asam Tbk PT	536,253	0.6
177,500		Other Securities	488,223	0.5
			1,024,476	1.1

COMMON STOCK: (continued)
		Israel: 0.5%
37,600		Other Securities	$447,390	0.5

		Kazakhstan: 0.3%
17,900		Other Securities	304,329	0.3

		Malaysia: 0.6%
739,900		Other Securities	526,025	0.6

		Mexico: 3.5%
145,400	@	Cemex SAB de CV ADR	635,398	0.7
42,700		Grupo Televisa SAB ADR	910,791	1.0
377,064		Other Securities	1,584,875	1.8
			3,131,064	3.5

		Netherlands: 0.5%
43,000		Other Securities	472,140	0.5

		Peru: 0.2%
5,600		Other Securities	229,208	0.2

		Russia: 7.4%
88,900		Gazprom OAO ADR	1,037,463	1.1
23,900		Lukoil-Spon	1,390,980	1.5
31,500		MMC Norilsk Nickel ADR	614,277	0.7
50,700		Mobile Telesystems OJSC ADR	724,503	0.8
148,700	@	Sberbank of Russia ADR	1,620,830	1.8
99,600		Other Securities	1,328,744	1.5
			6,716,797	7.4

		South Africa: 6.3%
24,300		Exxaro Resources Ltd.	547,455	0.6
9,800		Sasol Ltd. ADR	443,352	0.5
17,300		Sasol Ltd.	781,870	0.9
19,700		Tiger Brands Ltd.	568,086	0.6
84,125		Vodacom Group Pty Ltd.	953,710	1.1
140,780		Other Securities	2,375,779	2.6
			5,670,252	6.3

		South Korea: 15.2%
15,100		Hana Financial Group, Inc.	539,423	0.6
4,500		Hyundai Motor Co.	906,248	1.0
20,700		KB Financial Group, Inc. ADR	808,335	0.9
3,145		KCC Corp.	762,329	0.9
33,700		KT Corp. ADR	562,116	0.6
2,233		Samsung Electronics Co., Ltd.	1,922,303	2.1
4,800	@	Samsung Electronics Co., Ltd. GDR	2,057,271	2.3
3,920	#	Samsung Life Insurance Co. Ltd.	304,019	0.3
196,640		Other Securities	5,899,869	6.5
			13,761,913	15.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING EMERGING MARKETS EQUITY FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Taiwan: 5.7%
21,800		Chunghwa Telecom Co. Ltd. ADR	$733,134	0.8
134,400		Hon Hai Precision Industry Co., Ltd.	751,698	0.8
337,000		Hon Hai Precision Industry Co., Ltd.	923,844	1.0
251,000		Taiwan Semiconductor Manufacturing Co., Ltd.	611,656	0.7
109,700		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,384,414	1.6
976,000		Other Securities	714,983	0.8
			5,119,729	5.7

		Thailand: 2.8%
558,200		Charoen Pokphand Foods PCL	544,892	0.6
115,800		PTT PCL	1,141,686	1.3
123,600		Other Securities	809,442	0.9
			2,496,020	2.8

		Turkey: 0.4%
27,700		Other Securities	341,264	0.4

		United Kingdom: 1.0%
340,500		Other Securities	949,790	1.0

		United States: 4.1%
32,200		Archer-Daniels-Midland Co.	931,868	1.0
82,700		Avon Products, Inc.	1,511,756	1.7
53,000	@	Yahoo!, Inc.	828,920	0.9
7,300		Other Securities	450,921	0.5
			3,723,465	4.1

		Total Common Stock
		(Cost $73,055,010)	78,665,882	87.1

EXCHANGE-TRADED FUNDS: 3.7%
20,600		iShares MSCI Brazil Index Fund	1,284,822	1.4
50,100		iShares MSCI Emerging Markets Index Fund	2,044,080	2.3

EXCHANGE-TRADED FUNDS: (continued)

		Total Exchange-Traded Funds
		(Cost $3,085,223)	$3,328,902	3.7

		Total Investments in Securities
		(Cost $76,140,233)	$81,994,784	90.8
		Assets in Excess of Other Liabilities	8,259,677	9.2
		Net Assets	$90,254,461	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

ADR	American Depository Receipt

GDR	Global Depository Receipt

Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$6,252,437
Gross Unrealized Depreciation	(397,886)
Net Unrealized appreciation	$5,854,551

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	4.8%
Consumer Staples	11.5
Energy	16.3
Financials	14.7
Industrials	5.0
Information Technology	13.1
Materials	10.9
Telecommunications	10.0
Utilities	0.8
Other Long-Term Investments	3.7
Assets in Excess of Other Liabilities	9.2
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING EMERGING MARKETS EQUITY FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2011
Asset Table
Investments, at value
Common Stock
Argentina	$277,104	$—	$—	$277,104
Brazil	13,146,673	1,458,856	—	14,605,529
China	1,902,287	11,522,774	—	13,425,061
Hong Kong	1,823,464	1,566,597	—	3,390,061
India	1,150,414	903,851	—	2,054,265
Indonesia	—	1,024,476	—	1,024,476
Israel	—	447,390	—	447,390
Kazakhstan	—	304,329	—	304,329
Malaysia	—	526,025	—	526,025
Mexico	3,131,064	—	—	3,131,064
Netherlands	472,140	—	—	472,140
Peru	229,208	—	—	229,208
Russia	4,773,776	1,943,021	—	6,716,797
South Africa	443,352	5,226,900	—	5,670,252
South Korea	2,375,666	11,386,247	—	13,761,913
Taiwan	2,117,548	3,002,181	—	5,119,729
Thailand	—	2,496,020	—	2,496,020
Turkey	341,264	—	—	341,264
United Kingdom	—	949,790	—	949,790
United States	3,723,465	—	—	3,723,465
Total Common Stock	35,907,425	42,758,457	—	78,665,882
Exchange-Traded Funds	3,328,902	—	—	3,328,902
Total Investments, at value	$39,236,327	$42,758,457	$—	$81,994,784
Other Financial Instruments+
Futures	419,911	—	—	419,911
Total Assets	$39,656,238	$42,758,457	$—	$82,414,695

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending October 31, 2011.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$419,911
Total Asset Derivatives		$419,911

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING EMERGING MARKETS EQUITY FUND

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended October 31, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Credit contracts	$49,413
Total	$49,413

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Credit contracts	$419,911
Total	$419,911

ING Emerging Markets Equity Fund Open Futures Contracts on October 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI Emerging Markets Index	104	12/16/11	$5,078,320	$368,533
SGX S&P CNX Nifty Index	117	11/24/11	1,251,198	51,378
			$6,329,518	$419,911

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 24.8%
		Argentina: 0.0%
302,000		Other Securities	$329,180	0.0

		Australia: 0.2%
680,000	#	FMG Resources August 2006 Pty Ltd, 6.375%, 02/01/16	663,000	0.1
350,000	#	FMG Resources August 2006 Pty Ltd., 7.000%, 11/01/15	351,750	0.1
			1,014,750	0.2

		Bermuda: 0.1%
875,000		Other Securities	870,625	0.1

		Brazil: 1.8%
1,945,000	#	Banco do Brasil SA, 5.875%, 01/26/22	1,974,175	0.3
BRL 3,899,000	#	Banco Votorantim SA, 6.250%, 05/16/16	2,390,248	0.4
1,000,000	#	JBS Finance II Ltd., 8.250%, 01/29/18	935,000	0.1
1,250,000	#	QGOG Atlantic/ Alaskan Rigs Ltd., 5.250%, 07/30/18	1,271,875	0.2
400,000	#	Rearden G Holdings EINS GmbH, 7.875%, 03/30/20	397,000	0.1
588,000	#	Voto-Votorantim Ltd., 6.750%, 04/05/21	621,810	0.1
3,829,000		Other Securities	3,968,024	0.6
			11,558,132	1.8

		Canada: 0.3%
445,000	#	Bombardier, Inc., 7.500%, 03/15/18	487,275	0.1
900,000	#	Bombardier, Inc., 7.750%, 03/15/20	994,500	0.1
575,000		Other Securities	649,750	0.1
			2,131,525	0.3

		Cayman Islands: 0.3%
650,000	#	IPIC GMTN Ltd., 5.500%, 03/01/22	647,400	0.1
1,185,000		Other Securities	1,279,800	0.2
			1,927,200	0.3

		Chile: 0.6%
1,560,000		Inversiones CMPC SA, 4.750%, 01/19/18	1,637,520	0.3
672,000	#	Inversiones CMPC SA, 4.750%, 01/19/18	705,393	0.1
645,000	#	Inversiones CMPC SA, 6.125%, 11/05/19	725,664	0.1
470,000		Other Securities	563,307	0.1
			3,631,884	0.6

		China: 0.1%
200,000	#	ENN Energy Holdings Ltd., 6.000%, 05/13/21	213,217	0.0

CORPORATE BONDS/NOTES: (continued)
		China: (continued)
250,000	#	Mega Advance Investments Ltd., 6.375%, 05/12/41	$254,089	0.1
			467,306	0.1

		Colombia: 1.4%
9,330,000	#	Citigroup Funding, Inc., 11.000%, 07/27/20	8,677,273	1.4

		France: 0.2%
904,000		Other Securities	975,093	0.2

		India: 0.0%
300,000	#	Reliance Holdings USA, Inc., 6.250%, 10/19/40	301,111	0.0

		Italy: 0.2%
1,358,000		Other Securities	1,370,678	0.2

		Kazakhstan: 0.3%
1,000,000	#	KazMunayGas National Co., 11.750%, 01/23/15	1,217,500	0.2
765,000		Other Securities	797,512	0.1
			2,015,012	0.3

		Luxembourg: 0.1%
575,000		Other Securities	605,187	0.1

		Mexico: 1.0%
1,970,000		America Movil SAB de CV, 6.125%, 03/30/40	2,343,676	0.4
2,190,000		Southern Copper Corp., 6.750%, 04/16/40	2,333,335	0.4
1,336,000		Other Securities	1,499,660	0.2
			6,176,671	1.0

		Netherlands: 0.2%
1,133,000		Other Securities	1,244,679	0.2

		Qatar: 0.1%
440,000	#	Nakilat, Inc., 6.067%, 12/31/33	480,700	0.1

		Russia: 0.1%
400,000	#	Vnesheconombank Via VEB Finance Ltd., 6.902%, 07/09/20	434,000	0.1

		South Africa: 0.3%
2,232,000	#	Gold Fields Orogen Holding BVI Ltd., 4.875%, 10/07/20	2,088,268	0.3

		United Kingdom: 0.6%
627,000	#	Barclays Bank PLC, 6.050%, 12/04/17	605,616	0.1
300,000	#	Intelsat Jackson Holdings Ltd., 7.250%, 10/15/20	301,500	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		United Kingdom: (continued)
325,000	#	Intelsat Jackson Holdings SA, 7.500%, 04/01/21	$327,438	0.1
665,000	#	Lloyds TSB Bank PLC, 6.500%, 09/14/20	622,054	0.1
1,661,000		Other Securities	1,767,638	0.3
			3,624,246	0.6

		United States: 16.6%
426,000	#	Allegheny Energy Supply Co. LLC, 5.750%, 10/15/19	465,831	0.1
735,000	#	AMC Networks, Inc., 7.750%, 07/15/21	801,150	0.1
847,000		American Express Credit Corp., 2.750%, 09/15/15	859,251	0.2
1,871,000		American Express Credit Corp., 5.125%, 08/25/14	2,035,573	0.3
785,000	#	Arch Coal, Inc., 7.250%, 06/15/21	812,475	0.1
2,040,000		AT&T, Inc., 2.500%, 08/15/15	2,102,863	0.3
590,000	#	Calpine Corp., 7.875%, 07/31/20	635,725	0.1
250,000	#	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	257,500	0.0
473,000	#	Chevron Phillips Chemical Co. LLC, 8.250%, 06/15/19	592,910	0.1
10,746,000	#	Citigroup Funding, Inc., 11.000%, 07/27/20	10,471,870	1.6
1,208,000		Citigroup, Inc., 5.000%–8.500%, 09/15/14–05/22/19	1,312,223	0.2
720,000	#	Delphi Corp., 5.875%, 05/15/19	734,400	0.1
785,000	#	Endo Pharmaceuticals Holdings, Inc., 7.250%, 01/15/22	849,762	0.1
1,982,000		Goldman Sachs Group, Inc., 5.375%, 03/15/20	2,018,752	0.3
991,000	#	Hyatt Hotels Corp., 6.875%, 08/15/19	1,095,438	0.2
2,632,000		Kellogg Co., 4.000%, 12/15/20	2,873,660	0.5
500,000	#	Kinder Morgan Finance Co. LLC, 6.000%, 01/15/18	515,000	0.1
525,000	#	Mylan, Inc./PA, 7.875%, 07/15/20	590,625	0.1
1,055,000	#	Oracle Corp., 5.375%, 07/15/40	1,280,248	0.2
857,000	#	Pacific Life Insurance Co., 9.250%, 06/15/39	1,157,211	0.2

CORPORATE BONDS/NOTES: (continued)
		United States: (continued)
350,000	#	Sealed Air Corp., 8.375%, 09/15/21	$379,750	0.1
2,078,000		St. Jude Medical, Inc., 2.500%, 01/15/16	2,136,049	0.3
1,702,000		Time Warner Cable, Inc., 5.875%–6.750%, 06/15/39–11/15/40	2,014,293	0.3
1,481,000		Time Warner, Inc., 7.700%, 05/01/32	1,946,169	0.3
400,000	#	Valeant Pharmaceuticals International, 7.000%, 10/01/20	398,000	0.1
720,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	712,800	0.1
735,000	#	XM Satellite Radio, Inc., 7.625%, 11/01/18	795,637	0.1
59,879,000		Other Securities	65,712,929	10.4
			105,558,094	16.6

		Venezuela: 0.3%
2,212,000	#	Petroleos de Venezuela SA, 12.750%, 02/17/22	1,791,720	0.3

		Total Corporate Bonds/Notes
		(Cost $150,267,928)	157,273,334	24.8

COLLATERALIZED MORTGAGE OBLIGATIONS: 8.2%
		United States: 8.2%
1,685,000	#	American General Mortgage Loan Trust, 5.750%, 09/25/48	1,713,902	0.3
2,467,605		Banc of America Alternative Loan Trust, 4.750%, 02/25/19	2,519,215	0.4
630,000	#	Banc of America Large Loan, Inc., 6.010%, 10/10/45	570,583	0.1
2,048,969		Chase Mortgage Finance Corp., 5.480%, 12/25/35	1,865,258	0.3
2,746,500		Credit Suisse Mortgage Capital Certificates, 5.589%, 09/15/40	2,792,997	0.4
356,350		CW Capital Cobalt Ltd., 5.174%, 08/15/48	359,120	0.0
2,389,521		CW Capital Cobalt Ltd., 5.736%, 05/15/46	2,429,710	0.4
1,000,000	#	DBUBS Mortgage Trust, 5.557%, 11/10/46	795,456	0.1
2,338,809		JP Morgan Chase Commercial Mortgage Securities Corp., 5.247%, 01/12/43	2,365,936	0.4
440,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 5.389%, 07/15/46	320,645	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
1,510,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.981%–6.288%, 01/15/42–02/12/51	$1,392,143	0.2
260,000	#	LB-UBS Commercial Mortgage Trust, 5.750%, 01/15/36	266,030	0.1
4,530,000		LB-UBS Commercial Mortgage Trust, 4.986%–5.890%, 06/15/38–09/15/45	4,042,438	0.6
2,300,000		Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.331%, 03/12/51	2,319,182	0.4
2,619,065		Morgan Stanley Capital I, 5.591%, 04/12/49	2,695,771	0.4
980,000	#	Morgan Stanley Capital I, 5.256%, 09/15/47	793,507	0.1
1,330,000	#	Morgan Stanley Capital I, 5.397%, 01/13/41	1,302,402	0.2
1,200,313		Morgan Stanley Capital I, 0.493%–5.242%, 01/14/42–04/12/49	1,151,299	0.2
190,000	#	Morgan Stanley Dean Witter Capital I, 6.500%, 11/15/36	96,719	0.0
3,056,328	+	Structured Asset Securities Corp., 2.434%–5.000%, 09/25/33–05/25/35	3,007,215	0.5
630,000		Wachovia Bank Commercial Mortgage Trust, 5.383%, 12/15/43	491,747	0.1
2,601,167		Wachovia Bank Commercial Mortgage Trust, 5.737%, 06/15/49	2,660,384	0.4
627,000	#	Wachovia Bank Commercial Mortgage Trust, 5.704%, 02/15/35	614,515	0.1
3,376,844		Wells Fargo Mortgage Backed Securities Trust, 2.710%–5.245%, 05/25/35–11/25/36	3,216,074	0.5
2,080,400		Wells Fargo Mortgage-Backed Securities Trust, 5.353%, 08/25/35	2,003,491	0.3
11,145,521		Other Securities	10,348,801	1.6

		Total Collateralized Mortgage Obligations
		(Cost $53,624,759)	52,134,540	8.2

U.S. TREASURY OBLIGATIONS: 11.1%
		U.S. Treasury Bonds: 2.2%
6,502,000		2.125%, due 08/15/21	6,497,943	1.0
6,127,000		4.375%, due 05/15/41	7,594,643	1.2
			14,092,586	2.2

		U.S. Treasury Notes: 8.9%
8,162,000		0.125%, due 09/30/13	8,143,848	1.3

U.S. TREASURY OBLIGATIONS: (continued)
		U.S. Treasury Notes: (continued)
16,855,000		1.000%, due 09/30/16	$16,893,193	2.7
31,491,000		1.375%, due 09/30/18	31,126,901	4.9
			56,163,942	8.9

		Total U.S. Treasury Obligations
		(Cost $69,753,986)	70,256,528	11.1

ASSET-BACKED SECURITIES: 1.7%
		United States: 1.7%
EUR 7,553,000		MBNA Credit Card Master Note Trust, 5.600%, 07/17/14	10,536,137	1.7

		Total Asset-Backed Securities
		(Cost $10,583,385)	10,536,137	1.7

FOREIGN GOVERNMENT BONDS: 34.8%
		Argentina: 0.3%
4,258,635		Other Securities	1,619,956	0.3

		Brazil: 8.2%
BRL 36,028,000		Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/15	20,407,494	3.2
BRL 53,176,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	28,480,626	4.5
BRL 2,474,000		Other Securities	3,261,018	0.5
			52,149,138	8.2

		Canada: 1.3%
CAD 3,000,000		Canadian Government Bond, 1.750%, 03/01/13	3,041,114	0.5
CAD 1,000,000		Canadian Government Bond, 3.000%, 12/01/15	1,065,563	0.2
CAD 2,000,000		Canadian Government Bond, 3.500%, 06/01/20	2,205,247	0.3
CAD 1,800,000		Canadian Government Bond, 4.000%, 06/01/41	2,167,946	0.3
			8,479,870	1.3

		Colombia: 0.3%
1,964,000		Colombia Government International Bond, 4.375%, 07/12/21	2,057,290	0.3

		France: 2.9%
EUR 13,110,000		France Government Bond OAT, 3.250%, 10/25/21	18,329,420	2.9

		Germany: 7.5%
EUR 13,015,000		Bundesrepublik Deutschland, 2.250%, 09/04/21	18,349,890	2.9
EUR 20,500,000		Bundesschatzanweisungen, 1.750%, 06/14/13	28,915,325	4.6
EUR 11,000		Other Securities	16,334	0.0
			47,281,549	7.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
		Indonesia: 0.4%
2,590,000	#	Indonesia Government International Bond, 4.875%, 05/05/21	$2,790,725	0.4

		Lithuania: 0.2%
939,000	#	Lithuania Government International Bond, 5.125%, 09/14/17	946,043	0.2

		Mexico: 1.2%
MXN 80,600,000		Mexican Bonos, 7.750%, 05/29/31	6,371,706	1.0
771,000		Other Securities	1,121,805	0.2
			7,493,511	1.2

		Panama: 0.2%
1,265,000		Other Securities	1,509,905	0.2

		Peru: 1.4%
PEN 16,852,000	#	Peruvian Government International Bond, 8.200%, 08/12/26	7,502,091	1.2
1,267,000		Peruvian Government International Bond, 7.350%, 07/21/25	1,659,770	0.2
			9,161,861	1.4

		Philippines: 0.4%
2,187,000		Philippine Government International Bond, 4.000%, 01/15/21	2,236,208	0.3
399,000		Other Securities	474,810	0.1
			2,711,018	0.4

		Poland: 0.3%
1,652,000		Poland Government International Bond, 5.000%–6.375%, 07/15/19–03/23/22	1,810,840	0.3

		Russia: 0.5%
2,478,280	#	Russia Government Bond, 7.500%, 03/31/30	2,942,957	0.5

		South Africa: 4.3%
ZAR 213,638,128		South Africa Government Bond, 7.250%, 01/15/20	25,804,621	4.1
1,231,000		Other Securities	1,375,643	0.2
			27,180,264	4.3

		South Korea: 3.5%
1,900,000	#	Korea Housing Finance Corp., 3.500%, 12/15/16	1,937,892	0.3
500,000	#	Korea Housing Finance Corp., 4.125%, 12/15/15	519,021	0.1
KRW21,931,000,000		Korea Treasury Bond, 4.750%, 12/10/11	19,818,103	3.1
			22,275,016	3.5

FOREIGN GOVERNMENT BONDS: (continued)
		Turkey: 0.4%
2,400,000		Turkey Government International Bond, 5.125%–7.500%, 11/07/19–03/25/22	$2,595,660	0.4

		Ukraine: 0.2%
1,599,000	#	Ukraine Government International Bond, 6.250%, 06/17/16	1,519,050	0.2

		United Kingdom: 1.0%
GBP 3,600,000		United Kingdom Gilt, 4.250%–4.750%, 03/07/13–12/07/40	6,557,698	1.0

		Uruguay: 0.3%
6,971,000		Other Securities	1,624,801	0.3

		Total Foreign Government Bonds
		(Cost $221,681,374)	221,036,572	34.8

U.S. GOVERNMENT AGENCY OBLIGATIONS: 9.6%
		Federal Home Loan Mortgage Corporation: 5.7%##
24,103,000	W	4.000%, due 06/15/40	25,006,862	3.9
5,735,000	W	4.500%, due 11/01/39	6,048,633	1.0
6,130,793	ˆ	5.000%, due 02/15/40	1,127,388	0.2
1,811,178		5.000%, due 01/01/41	1,944,858	0.3
1,755,061		5.500%, due 11/15/32	1,915,289	0.3
			36,043,030	5.7

		Federal National Mortgage Association: 3.3%##
1,758,589		5.000%, due 01/01/41	1,894,880	0.3
1,824,885		5.000%, due 02/01/41	1,969,735	0.3
30,339,482	ˆ	4.500%–7.434%, due 05/25/18–09/01/41	17,117,267	2.7
			20,981,882	3.3

		Government National Mortgage Association: 0.6%
3,829,042		4.500%–5.500%, due 03/20/39–10/20/60	4,234,112	0.6

		Total U.S. Government Agency Obligations
		(Cost $60,500,114)	61,259,024	9.6

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: 0.3%
		Options on Currencies: 0.3%
11,600,000	@	EUR vs JPY Currency Put Option, Strike @ 102.250, Exp. 11/17/11 Counterparty: Deutsche Bank AG	26,757	0.0
31,200,000	@	USD vs EUR Currency Call Option, Strike @ 1.355, Exp. 11/17/11 Counterparty: Deutsche Bank AG	122,830	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING GLOBAL BOND FUND

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: (continued)
		Options on Currencies: (continued)
61,600,000	@	USD vs EUR Currency Call Option, Strike @ 1.380, Exp. 01/16/12 Counterparty: Deutsche Bank AG	$1,340,049	0.2
18,200,000	@	USD vs EUR Currency Call Option, Strike @ 1.345, Exp. 12/15/11 Counterparty: Deutsche Bank AG	163,878	0.1
30,800,000	@	USD vs EUR Currency Put Option, Strike @ 1.450, Exp. 12/15/11 Counterparty: Deutsche Bank AG	128,916	0.0
			1,782,430	0.3

		Total Purchased Options
		(Cost $2,516,692)	1,782,430	0.3

		Total Long-Term Investments
		(Cost $568,928,238)	574,278,565	90.5

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 5.1%
	Commercial Paper: 2.7%
5,000,000	CVS Caremark, 0.230%, 11/01/11	4,999,968	0.8
4,250,000	Kellogg Company, 0.220%, 11/17/11	4,249,559	0.7
6,000,000	UnitedHealthCare, 0.320%, 11/01/11	5,999,947	0.9
2,000,000	Volkswagen Group, 0.320%, 11/02/11	1,999,964	0.3
		17,249,438	2.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.4%
15,069,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $15,069,000)	15,069,000	2.4

	Total Short-Term Investments
	(Cost $32,318,438)	32,318,438	5.1

	Total Investments in Securities (Cost $601,246,676)	$606,597,003	95.6
	Assets in Excess of Other Liabilities	28,188,571	4.4
	Net Assets	$634,785,574	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

@	Non-income producing security

+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.

W	Settlement is on a when-issued or delayed-delivery basis.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

BRL	Brazilian Real

CAD	Canadian Dollar

EUR	EU Euro

GBP	British Pound

ILS	Israeli Shekel

KRW	South Korean Won

MXN	Mexican Peso

PEN	Peruvian Nuevo Sol

UYU	Uruguayan Peso Uruguayo

ZAR	South African Rand

Cost for federal income tax purposes is $602,635,890.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$14,268,030
Gross Unrealized Depreciation	(10,306,917)
Net Unrealized appreciation	$3,961,113

Sector Diversification	Percentage of Net Assets
Collateralized Mortgage Obligations	8.2%
Consumer Discretionary	3.5
Consumer Staples	1.7
Credit Card Asset-Backed Securities	1.7
Energy	3.2
Federal Home Loan Mortgage Corporation	5.7
Federal National Mortgage Association	3.3
Financials	8.5
Foreign Government Bonds	34.8
Government National Mortgage Association	0.6
Health Care	0.9
Industrials	1.9
Information Technology	0.6
Materials	1.3
Options on Currencies	0.3
Telecommunications	2.0
U.S. Treasury Bonds	8.4
U.S. Treasury Notes	2.7
Utilities	1.2
Short-Term Investments	5.1
Assets in Excess of Other Liabilities	4.4
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING GLOBAL BOND FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2011
Asset Table
Investments, at value
Purchased Options	$—	$1,782,430	$—	$1,782,430
Corporate Bonds/Notes	—	138,124,191	19,149,143	157,273,334
Collateralized Mortgage Obligations	—	52,134,540	—	52,134,540
Short-Term Investments	15,069,000	17,249,438	—	32,318,438
U.S. Treasury Obligations	7,594,643	62,661,885	—	70,256,528
Foreign Government Bonds	—	221,036,572	—	221,036,572
U.S. Government Agency Obligations	—	61,259,024	—	61,259,024
Asset-Backed Securities	—	10,536,137	—	10,536,137
Total Investments, at value	$22,663,643	$564,784,217	$19,149,143	$606,597,003
Other Financial Instruments+
Swaps	136,251	673,580	—	809,831
Futures	1,255,278	—	—	1,255,278
Forward Foreign Currency Contracts	—	14,830,935	—	14,830,935
Total Assets	$24,055,172	$580,288,732	$19,149,143	$623,493,047

Liabilities Table
Other Financial Instruments+
Swaps	$(165,634)	$(10,936,806)	$—	$(11,102,440)
Written Options	—	(1,279,663)	—	(1,279,663)
Futures	(652,639)	—	—	(652,639)
Forward Foreign Currency Contracts	—	(15,342,340)	—	(15,342,340)
Total Liabilities	$(818,273)	$(27,558,809)	$—	$(28,377,082)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

There were no significant transfers between Level 1 and 2 during the year ending October 31, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended October 31, 2011:

	Beginning Balance 10/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 10/31/2011
Asset Table
Investments, at value
Corporate Bonds/Notes	$—	$20,077,971	$—	$(28)	$—	$(928,800)	$—	$—	$19,149,143
Total Investments, at value	$—	$20,077,971	$—	$(28)	$—	$(928,800)	$—	$—	$19,149,143
Other Financial Instruments+:
Swaps	$23,291	$—	$(203,232)	$—	$203,232	$(23,291)	$—	$—	$—
Total Assets	$23,291	$20,077,971	$(203,232)	$(28)	$203,232	$(952,091)	$—	$—	$19,149,143

Liabilities Table
Other Financial Instruments+:
Swaps, at value	$(30,636)	$—	$20,155	$—	$(20,155)	$30,636	$—	$—	$—
Total Liabilities	$(30,636)	$—	$20,155	$—	$(20,155)	$30,636	$—	$—	$—

As of October 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $(928,800).

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING GLOBAL BOND FUND

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

At October 31, 2011, the following forward foreign currency contracts were outstanding for the ING Global Bond Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	South African Rand	78,448,920	Buy	11/04/11	$9,919,884	$9,879,933	$(39,951)
Citigroup, Inc.	Norwegian Krone	11,674,403	Buy	11/18/11	2,113,000	2,094,385	(18,615)
Citigroup, Inc.	Norwegian Krone	6,719,427	Buy	11/18/11	1,203,000	1,205,464	2,464
Citigroup, Inc.	Mexican Peso	9,503,915	Buy	11/04/11	705,000	712,851	7,851
Citigroup, Inc.	Australian Dollar	13,015,908	Buy	12/02/11	13,720,485	13,663,975	(56,510)
Citigroup, Inc.	Canadian Dollar	17,374,411	Buy	11/04/11	16,552,261	17,429,478	877,217
Citigroup, Inc.	Czech Koruna	42,341,708	Buy	12/02/11	2,376,815	2,356,118	(20,697)
Citigroup, Inc.	EU Euro	1,712,626	Buy	12/02/11	2,395,365	2,369,044	(26,321)
Citigroup, Inc.	Japanese Yen	6,033,511,264	Buy	11/04/11	78,575,259	77,180,181	(1,395,078)
Citigroup, Inc.	New Zealand Dollar	3,356,860	Buy	11/04/11	2,547,232	2,714,069	166,837
Citigroup, Inc.	New Zealand Dollar	6,671,404	Buy	12/02/11	5,407,626	5,383,034	(24,592)
Citigroup, Inc.	Swiss Franc	3,223,467	Buy	11/18/11	3,603,705	3,673,191	69,486
Citigroup, Inc.	Danish Krone	6,953,272	Buy	11/18/11	1,292,750	1,292,648	(102)
Citigroup, Inc.	British Pound	6,069,708	Buy	11/18/11	9,592,499	9,757,776	165,277
Citigroup, Inc.	Israeli New Shekel	21,506,009	Buy	11/18/11	5,869,972	5,927,447	57,475
Citigroup, Inc.	Swedish Krona	83,306,501	Buy	11/18/11	12,577,000	12,769,734	192,734
Citigroup, Inc.	Norwegian Krone	50,463,411	Buy	11/18/11	8,963,000	9,053,125	90,125
Citigroup, Inc.	Australian Dollar	13,015,908	Buy	11/18/11	12,255,232	13,687,427	1,432,195
Credit Suisse First Boston	Japanese Yen	936,302,819	Buy	11/04/11	12,366,000	11,977,109	(388,891)
Credit Suisse First Boston	Japanese Yen	245,829,276	Buy	11/04/11	3,234,000	3,144,628	(89,372)
Credit Suisse First Boston	Canadian Dollar	1,238,796	Buy	11/04/11	1,224,000	1,242,722	18,722
Credit Suisse First Boston	Mexican Peso	105,124,593	Buy	11/04/11	7,775,000	7,884,983	109,983
Credit Suisse First Boston	Japanese Yen	100,277,123	Buy	11/04/11	1,309,000	1,282,737	(26,263)
Credit Suisse First Boston	New Zealand Dollar	8,365,470	Buy	11/04/11	6,280,000	6,763,601	483,601
Credit Suisse First Boston	Japanese Yen	6,089,030,732	Buy	12/02/11	78,037,584	77,930,625	(106,959)
Credit Suisse First Boston	Japanese Yen	196,983,530	Buy	12/02/11	2,528,000	2,521,099	(6,901)
Deutsche Bank AG	Japanese Yen	165,871,712	Buy	11/04/11	2,182,000	2,121,817	(60,183)
Deutsche Bank AG	EU Euro	13,125,103	Buy	11/04/11	18,196,000	18,160,502	(35,498)
Deutsche Bank AG	Turkish Lira	35,078,265	Buy	11/04/11	19,057,024	19,818,451	761,427
Deutsche Bank AG	Canadian Dollar	3,283,772	Buy	11/04/11	3,238,000	3,294,180	56,180
Deutsche Bank AG	Japanese Yen	209,587,057	Buy	11/04/11	2,728,000	2,681,020	(46,980)
Deutsche Bank AG	Canadian Dollar	454,904	Buy	11/04/11	446,000	456,346	10,346
Deutsche Bank AG	Norwegian Krone	11,491,727	Buy	11/18/11	2,116,000	2,061,613	(54,387)
Deutsche Bank AG	Norwegian Krone	11,608,936	Buy	11/18/11	2,154,000	2,082,640	(71,360)
Deutsche Bank AG	Swedish Krona	10,912,202	Buy	11/18/11	1,726,000	1,672,690	(53,310)
Deutsche Bank AG	Norwegian Krone	10,500,748	Buy	11/18/11	1,902,000	1,883,832	(18,168)
Deutsche Bank AG	Canadian Dollar	12,837,178	Buy	11/04/11	12,480,000	12,877,864	397,864
Deutsche Bank AG	Norwegian Krone	10,431,466	Buy	11/18/11	1,886,000	1,871,403	(14,597)
Deutsche Bank AG	EU Euro	306,848	Buy	11/04/11	417,783	424,569	6,786
Deutsche Bank AG	British Pound	2,022,848	Buy	11/18/11	3,236,000	3,251,968	15,968
Deutsche Bank AG	Japanese Yen	84,740,503	Buy	11/04/11	1,106,000	1,083,994	(22,006)
Deutsche Bank AG	British Pound	276,942	Buy	11/18/11	441,000	445,217	4,217
Deutsche Bank AG	Japanese Yen	92,557,364	Buy	11/04/11	1,206,000	1,183,986	(22,014)
Deutsche Bank AG	British Pound	346,553	Buy	11/18/11	547,000	557,125	10,125
Deutsche Bank AG	Japanese Yen	17,345,048	Buy	11/04/11	226,000	221,876	(4,124)
Deutsche Bank AG	Australian Dollar	26,288,671	Buy	11/04/11	25,210,731	27,692,073	2,481,342
Deutsche Bank AG	Czech Koruna	42,341,708	Buy	11/04/11	2,264,023	2,355,818	91,795
Deutsche Bank AG	EU Euro	3,335,567	Buy	11/04/11	4,411,000	4,615,245	204,245
Deutsche Bank AG	Malaysian Ringgit	40,257,467	Buy	11/18/11	12,918,769	13,107,897	189,128
Deutsche Bank AG	Polish Zloty	18,422,821	Buy	11/18/11	5,771,000	5,779,820	8,820
Deutsche Bank AG	Polish Zloty	15,250,663	Buy	11/18/11	4,873,000	4,784,614	(88,386)
Deutsche Bank AG	Singapore Dollar	15,034,202	Buy	11/18/11	12,092,496	11,981,295	(111,201)
Deutsche Bank AG	Brazilian Real	31,651,204	Buy	12/16/11	16,541,000	18,231,933	1,690,933
HSBC	Peruvian Nuevo Sol	16,030,336	Buy	11/18/11	5,917,000	5,911,645	(5,355)
HSBC	Mexican Peso	90,649,280	Buy	12/02/11	6,826,000	6,780,592	(45,408)
HSBC	Polish Zloty	38,573,976	Buy	11/18/11	12,406,000	12,101,874	(304,126)
HSBC	Russian Ruble	88,119,200	Buy	11/18/11	2,840,722	2,896,282	55,560
HSBC	Colombian Peso	11,225,340,000	Buy	12/16/11	6,040,000	6,011,540	(28,460)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING GLOBAL BOND FUND

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
HSBC	Colombian Peso	11,535,770,800	Buy	12/16/11	$6,101,000	$6,177,786	$76,786
HSBC	Philippine Peso	488,281,730	Buy	11/18/11	11,149,257	11,439,814	290,557
HSBC	Colombian Peso	9,570,554,473	Buy	12/16/11	5,067,003	5,125,348	58,345
HSBC	Brazilian Real	11,789,506	Buy	12/16/11	6,348,000	6,791,068	443,068
HSBC	Chinese Yuan	63,676,320	Buy	03/02/12	10,012,000	10,032,603	20,603
JPMorgan Chase & Co.	Mexican Peso	79,126,100	Buy	11/04/11	6,080,173	5,934,938	(145,235)
JPMorgan Chase & Co.	Turkish Lira	32,291,813	Buy	11/04/11	18,481,010	18,244,167	(236,843)
JPMorgan Chase & Co.	Japanese Yen	205,526,910	Buy	11/04/11	2,708,000	2,629,083	(78,917)
JPMorgan Chase & Co.	Mexican Peso	85,472,567	Buy	11/04/11	6,494,000	6,410,962	(83,038)
JPMorgan Chase & Co.	Australian Dollar	17,681,878	Buy	11/04/11	18,183,000	18,625,812	442,812
JPMorgan Chase & Co.	Australian Dollar	844,002	Buy	11/04/11	869,000	889,059	20,059
JPMorgan Chase & Co.	Australian Dollar	1,037,847	Buy	11/04/11	1,059,000	1,093,251	34,251
JPMorgan Chase & Co.	Canadian Dollar	1,261,858	Buy	11/04/11	1,239,000	1,265,858	26,858
JPMorgan Chase & Co.	British Pound	5,929,982	Buy	11/18/11	9,556,000	9,533,151	(22,849)
JPMorgan Chase & Co.	Japanese Yen	253,752,919	Buy	11/04/11	3,283,000	3,245,987	(37,013)
JPMorgan Chase & Co.	British Pound	3,910,609	Buy	11/18/11	6,304,000	6,286,769	(17,231)
JPMorgan Chase & Co.	Canadian Dollar	1,998,630	Buy	11/04/11	1,968,000	2,004,964	36,964
JPMorgan Chase & Co.	Mexican Peso	49,403,564	Buy	11/04/11	3,730,274	3,705,567	(24,707)
JPMorgan Chase & Co.	Mexican Peso	103,532,820	Buy	11/04/11	7,736,605	7,765,591	28,986
JPMorgan Chase & Co.	Mexican Peso	66,314,145	Buy	11/04/11	4,973,833	4,973,963	130
JPMorgan Chase & Co.	Canadian Dollar	2,008,258	Buy	11/04/11	1,932,000	2,014,623	82,623
JPMorgan Chase & Co.	Canadian Dollar	7,758,641	Buy	12/02/11	7,783,556	7,778,237	(5,319)
JPMorgan Chase & Co.	Canadian Dollar	3,266,511	Buy	12/02/11	3,281,000	3,274,761	(6,239)
JPMorgan Chase & Co.	Mexican Peso	93,570,900	Buy	11/18/11	6,698,326	7,008,703	310,377
JPMorgan Chase & Co.	Singapore Dollar	8,487,212	Buy	12/16/11	6,562,000	6,763,829	201,829
Morgan Stanley	Canadian Dollar	6,374,485	Buy	11/04/11	6,288,000	6,394,688	106,688
Morgan Stanley	Indian Rupee	1,415,934,710	Buy	11/18/11	28,799,648	28,982,303	182,655
Morgan Stanley	South Korean Won	7,345,683,000	Buy	11/18/11	6,273,000	6,619,526	346,526
Morgan Stanley	Indonesian Rupiah	43,590,040,000	Buy	12/16/11	4,931,000	4,899,303	(31,697)
Morgan Stanley	South Korean Won	7,410,352,500	Buy	11/18/11	6,354,000	6,677,802	323,802
Morgan Stanley	South Korean Won	3,232,320,000	Buy	11/18/11	2,730,000	2,912,789	182,789
Morgan Stanley	Singapore Dollar	7,505,208	Buy	12/16/11	5,918,000	5,981,227	63,227
Morgan Stanley	South Korean Won	6,857,064,000	Buy	11/18/11	5,816,000	6,179,209	363,209
Morgan Stanley	South Korean Won	3,391,584,000	Buy	11/18/11	2,884,000	3,056,309	172,309
Morgan Stanley	South Korean Won	3,205,306,000	Buy	11/18/11	2,795,000	2,888,445	93,445
Morgan Stanley	Indonesian Rupiah	60,163,709,200	Buy	12/16/11	6,775,956	6,762,101	(13,855)
Morgan Stanley	South Korean Won	4,161,878,000	Buy	11/18/11	3,763,000	3,750,456	(12,544)
UBS Warburg LLC	Canadian Dollar	2,716,380	Buy	11/04/11	2,735,000	2,724,989	(10,011)
UBS Warburg LLC	Canadian Dollar	6,497,600	Buy	11/04/11	6,541,000	6,518,194	(22,806)
UBS Warburg LLC	New Zealand Dollar	2,859,706	Buy	11/04/11	2,273,000	2,312,113	39,113
UBS Warburg LLC	New Zealand Dollar	1,469,284	Buy	11/04/11	1,171,000	1,187,937	16,937
UBS Warburg LLC	New Zealand Dollar	1,454,670	Buy	11/04/11	1,120,000	1,176,121	56,121
							$9,745,653
Citigroup, Inc.	New Zealand Dollar	2,268,198	Sell	11/04/11	$1,862,000	$1,833,870	$28,130
Citigroup, Inc.	Australian Dollar	13,015,908	Sell	11/18/11	13,743,862	13,687,428	56,434
Citigroup, Inc.	EU Euro	4,923,358	Sell	11/04/11	6,555,382	6,812,186	(256,804)
Citigroup, Inc.	Taiwan New Dollar	310,515,064	Sell	12/16/11	10,322,974	10,389,151	(66,177)
Credit Suisse First Boston	Japanese Yen	274,074,052	Sell	11/04/11	3,598,000	3,505,933	92,067
Credit Suisse First Boston	Mexican Peso	66,209,243	Sell	11/04/11	4,936,000	4,966,096	(30,096)
Credit Suisse First Boston	British Pound	7,684,193	Sell	11/18/11	12,223,000	12,353,254	(130,254)
Deutsche Bank AG	New Zealand Dollar	8,566,388	Sell	11/04/11	6,453,000	6,926,046	(473,046)
Deutsche Bank AG	Australian Dollar	2,101,069	Sell	11/04/11	2,254,000	2,213,233	40,767
Deutsche Bank AG	Australian Dollar	1,769,122	Sell	11/04/11	1,836,000	1,863,565	(27,565)
Deutsche Bank AG	Australian Dollar	11,722,969	Sell	11/04/11	12,223,000	12,348,790	(125,790)
Deutsche Bank AG	Australian Dollar	1,745,211	Sell	11/04/11	1,820,000	1,838,378	(18,378)
Deutsche Bank AG	Canadian Dollar	2,736,459	Sell	11/04/11	2,722,000	2,745,132	(23,132)
Deutsche Bank AG	Australian Dollar	1,792,464	Sell	11/04/11	1,876,000	1,888,153	(12,153)
Deutsche Bank AG	EU Euro	855,202	Sell	11/04/11	1,178,000	1,183,297	(5,297)
Deutsche Bank AG	Japanese Yen	128,957,106	Sell	11/04/11	1,679,000	1,649,609	29,391
Deutsche Bank AG	Japanese Yen	141,884,139	Sell	11/04/11	1,847,000	1,814,970	32,030
Deutsche Bank AG	Australian Dollar	14,605,911	Sell	11/04/11	14,883,000	15,385,637	(502,637)
Deutsche Bank AG	British Pound	2,671,352	Sell	11/18/11	4,310,000	4,294,516	15,484
Deutsche Bank AG	Japanese Yen	1,397,093,829	Sell	11/04/11	18,097,000	17,871,510	225,490

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING GLOBAL BOND FUND

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	Japanese Yen	314,262,138	Sell	11/04/11	$4,088,000	$4,020,015	$67,985
Deutsche Bank AG	EU Euro	5,096,958	Sell	11/04/11	7,024,000	7,052,387	(28,387)
Deutsche Bank AG	British Pound	1,727,250	Sell	11/18/11	2,753,000	2,776,760	(23,760)
Deutsche Bank AG	EU Euro	4,179,374	Sell	11/04/11	5,694,000	5,782,776	(88,776)
Deutsche Bank AG	Australian Dollar	1,338,171	Sell	11/04/11	1,334,000	1,409,608	(75,608)
Deutsche Bank AG	Turkish Lira	52,801,200	Sell	11/04/11	28,694,745	29,831,522	(1,136,777)
Deutsche Bank AG	Australian Dollar	1,153,379	Sell	11/04/11	1,122,000	1,214,951	(92,951)
Deutsche Bank AG	British Pound	1,833,514	Sell	11/18/11	2,894,000	2,947,592	(53,592)
Deutsche Bank AG	Norwegian Krone	6,862,668	Sell	11/18/11	1,222,000	1,231,161	(9,161)
Deutsche Bank AG	Canadian Dollar	3,768,183	Sell	11/04/11	3,545,000	3,780,125	(235,125)
Deutsche Bank AG	British Pound	1,097,995	Sell	11/18/11	1,730,000	1,765,158	(35,158)
Deutsche Bank AG	Norwegian Krone	44,130,756	Sell	11/18/11	7,879,388	7,917,048	(37,660)
Deutsche Bank AG	Swedish Krona	7,090,182	Sell	11/18/11	1,065,000	1,086,827	(21,827)
Deutsche Bank AG	Colombian Peso	19,548,160,000	Sell	12/16/11	10,240,000	10,468,685	(228,685)
Deutsche Bank AG	Philippine Peso	488,281,730	Sell	11/18/11	11,147,985	11,439,814	(291,829)
Deutsche Bank AG	Indonesian Rupiah	6,371,590,260	Sell	12/16/11	715,909	716,135	(226)
Deutsche Bank AG	Singapore Dollar	8,263,846	Sell	12/16/11	6,280,000	6,585,819	(305,819)
Deutsche Bank AG	Singapore Dollar	10,101,474	Sell	12/16/11	7,992,235	8,050,304	(58,069)
HSBC	South African Rand	79,680,632	Sell	11/04/11	10,026,000	10,035,056	(9,056)
HSBC	Peruvian Nuevo Sol	16,171,764	Sell	11/18/11	5,926,328	5,963,800	(37,472)
HSBC	Brazilian Real	17,170,417	Sell	12/16/11	9,977,000	9,890,616	86,384
HSBC	South Korean Won	3,322,705,000	Sell	11/18/11	2,846,000	2,994,239	(148,239)
HSBC	South Korean Won	4,367,870,460	Sell	11/18/11	3,791,061	3,936,085	(145,024)
HSBC	Polish Zloty	19,299,733	Sell	11/18/11	5,977,000	6,054,935	(77,935)
HSBC	Colombian Peso	26,398,542,437	Sell	12/16/11	13,888,853	14,137,291	(248,438)
HSBC	Brazilian Real	27,544,671	Sell	12/16/11	15,270,357	15,866,461	(596,104)
HSBC	Brazilian Real	61,962,971	Sell	12/16/11	35,566,955	35,692,315	(125,360)
JPMorgan Chase & Co.	Mexican Peso	79,126,100	Sell	11/03/11	6,080,683	5,935,523	145,160
JPMorgan Chase & Co.	Australian Dollar	1,902,935	Sell	11/04/11	2,038,000	2,004,522	33,478
JPMorgan Chase & Co.	Canadian Dollar	18,749,937	Sell	11/04/11	18,433,000	18,809,363	(376,363)
JPMorgan Chase & Co.	Mexican Peso	84,736,791	Sell	11/04/11	6,233,301	6,355,774	(122,473)
JPMorgan Chase & Co.	Australian Dollar	16,066,411	Sell	11/04/11	16,296,000	16,924,104	(628,104)
JPMorgan Chase & Co.	Turkish Lira	15,846,840	Sell	11/04/11	8,614,496	8,953,117	(338,621)
JPMorgan Chase & Co.	Australian Dollar	12,860,778	Sell	11/04/11	12,600,000	13,547,341	(947,341)
JPMorgan Chase & Co.	Mexican Peso	100,561,526	Sell	11/04/11	7,452,189	7,542,726	(90,537)
JPMorgan Chase & Co.	Australian Dollar	1,901,164	Sell	11/04/11	1,829,000	2,002,657	(173,657)
JPMorgan Chase & Co.	British Pound	1,712,312	Sell	11/18/11	2,686,000	2,752,746	(66,746)
JPMorgan Chase & Co.	Turkish Lira	1,277,963	Sell	12/02/11	723,388	717,481	5,907
JPMorgan Chase & Co.	Australian Dollar	1,394,937	Sell	12/02/11	1,473,000	1,464,391	8,609
JPMorgan Chase & Co.	Swedish Krona	68,545,844	Sell	11/18/11	10,392,505	10,507,130	(114,625)
JPMorgan Chase & Co.	British Pound	3,540,241	Sell	11/18/11	5,580,000	5,691,358	(111,358)
JPMorgan Chase & Co.	Hungarian Forint	1,722,319,670	Sell	11/18/11	7,753,185	7,795,765	(42,580)
JPMorgan Chase & Co.	Polish Zloty	19,189,889	Sell	11/18/11	6,088,665	6,020,474	68,191
Morgan Stanley	Canadian Dollar	11,115,532	Sell	11/04/11	10,946,000	11,150,761	(204,761)
Morgan Stanley	Canadian Dollar	5,419,921	Sell	11/04/11	5,254,000	5,437,099	(183,099)
Morgan Stanley	Australian Dollar	1,709,871	Sell	11/04/11	1,662,000	1,801,151	(139,151)
Morgan Stanley	South African Rand	187,910,982	Sell	11/04/11	23,036,708	23,665,690	(628,982)
Morgan Stanley	Australian Dollar	30,567,582	Sell	12/02/11	32,225,720	32,089,552	136,168
Morgan Stanley	South Korean Won	5,488,749,000	Sell	11/18/11	4,746,000	4,946,159	(200,159)
Morgan Stanley	South Korean Won	2,874,435,600	Sell	11/18/11	2,388,000	2,590,283	(202,283)
Morgan Stanley	New Zealand Dollar	8,329,774	Sell	11/18/11	6,265,506	6,727,941	(462,435)
Morgan Stanley	South Korean Won	17,112,066,550	Sell	11/18/11	14,946,342	15,420,454	(474,112)
Morgan Stanley	South Korean Won	3,351,810,000	Sell	11/18/11	2,902,000	3,020,467	(118,467)
UBS Warburg LLC	Australian Dollar	5,750,525	Sell	11/04/11	6,137,000	6,057,512	79,488
							$(10,257,058)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING GLOBAL BOND FUND

ING Global Bond Fund Open Futures Contracts on October 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
30-year German Government Bond	19	12/08/11	$3,165,878	$(50,069)
Australia 10-Year Bond	40	12/15/11	4,705,912	(150,573)
Australia 3-Year Bond	39	12/15/11	4,352,345	(28,402)
Canada 10-Year Bond	28	12/19/11	3,688,668	36,903
Euro-Bund	331	12/08/11	62,045,897	273,219
Euro-Schatz	258	12/08/11	39,160,523	108,031
Long Gilt	267	12/28/11	55,097,487	415,902
Short Gilt	42	12/28/11	7,112,440	29,639
U.S. Treasury 5-Year Note	704	12/30/11	86,317,004	115,845
U.S. Treasury Long Bond	85	12/20/11	11,817,656	254,123
			$277,463,810	$1,004,618
Short Contracts
Euro-Bobl 5-Year	42	12/08/11	$7,109,838	$21,351
Medium Gilt	168	12/28/11	30,175,872	(314,350)
U.S. Treasury 10-Year Note	310	12/20/11	40,009,375	(42,588)
U.S. Treasury 2-Year Note	131	12/30/11	28,856,845	265
U.S. Treasury Ultra Long Bond	13	12/20/11	1,980,875	(66,657)
			$108,132,805	$(401,979)

ING Global Bond Fund Interest Rate Swap Agreements Outstanding on October 31, 2011:

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the CLP-CLUFUF and pay a floating rate based on the 6-month CLP-CHIBNOM Counterparty: Deutsche Bank AG	08/03/13	CLP 17,246,118,000	$136,251	$—	$136,251

Receive a floating rate based on the 6-month CLP-CHIBNOM and pay a fixed rate equal to 4.990% Counterparty: Deutsche Bank AG	08/03/13	CLP 17,246,118,000	(165,634)	—	(165,634)

Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 2.670% Counterparty: Morgan Stanley	10/31/21	EUR 26,200,000	(298,278)	—	(298,278)

Receive a fixed rate equal to 2.890% and pay a floating rate based on the 3-month ILS-TELBOR Counterparty: Morgan Stanley	09/10/13	ILS 49,000,000	21,875	—	21,875

Receive a fixed rate equal to 3.470% and pay a floating rate based on the 3-month ILS-TELBOR Counterparty: Morgan Stanley	09/08/16	ILS 41,000,000	(14,734)	—	(14,734)

Receive a fixed rate equal to 4.390% and pay a floating rate based on the 3-month ILS-TELBOR Counterparty: Morgan Stanley	09/09/21	ILS 11,000,000	(14,403)	—	(14,403)

Receive a floating rate based on the 3-month South Korean Won and pay fixed rate equal to 3.470% Counterparty: Bank of America	10/05/16	KRW 17,000,000,000	47,807	—	47,807

Receive a floating rate based on the 3-month KRW-CD and pay a fixed rate equal to 3.830% Counterparty: Merrill Lynch	06/24/13	KRW 14,200,000,000	(64,711)	—	(64,711)

Receive a floating rate based on the 3-month KRW-CD and pay a fixed rate equal to 3.775% Counterparty: Merrill Lynch	06/24/13	KRW 28,480,800,000	(107,243)	—	(107,243)

Receive a fixed rate equal to 4.830% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Citigroup, Inc.	08/09/13	MXN 165,116,773	19,979	—	19,979

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING GLOBAL BOND FUND

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

Receive a floating rate based on the 28-day MXN-TIIE-BANXICO and pay a fixed rate equal to 5.580% Counterparty: Citigroup, Inc.	08/05/16	MXN 144,477,176	$(68,433)	$—	$(68,433)

Receive a fixed rate equal to 6.480% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Deutsche Bank AG	07/30/21	MXN 41,279,193	14,889	—	14,889

Receive a floating rate based on the 28-day MXN-TIIE-BANXICO and pay a fixed rate equal to 5.290% Counterparty: Morgan Stanley	09/02/16	MXN 143,000,000	80,904	—	80,904

Receive a fixed rate equal to 6.270% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Morgan Stanley	08/27/21	MXN 82,000,000	(79,540)	—	(79,540)

Receive a floating rate based on the 6-month PLN-WIBOR-WIBO and pay fixed rate equal to 4.775% Counterparty: Morgan Stanley	11/03/16	PLN 40,500,000	14,718	—	14,718

Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.535% Counterparty: Citigroup, Inc.	02/10/16	USD 35,000,000	(2,135,850)	—	(2,135,850)

Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 3.478% Counterparty: Citigroup, Inc.	05/11/20	USD 10,271,000	(1,110,883)	—	(1,110,883)

Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.750% Counterparty: Credit Suisse First Boston	09/19/14	USD 60,800,000	28,573	—	28,573

Receive a fixed rate equal to 1.719% and pay a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Credit Suisse First Boston	09/19/17	USD 40,500,000	(72,096))	—	(72,096)

Receive a fixed rate equal to 1.721% and pay a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Credit Suisse First Boston	09/19/17	USD 11,200,000	(18,619)	—	(18,619)

Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.870% Counterparty: Credit Suisse First Boston	12/24/17	USD 25,000,000	(1,829,672)	—	(1,829,672)

Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 3.444% Counterparty: Credit Suisse First Boston	12/24/20	USD 45,000,000	(4,692,535)	—	(4,692,535)

Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.598% Counterparty: Credit Suisse First Boston	09/19/22	USD 4,400,000	5,921	—	5,921

Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.585% Counterparty: Credit Suisse First Boston	09/19/22	USD 12,400,000	30,558	—	30,558

Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.710% Counterparty: JPMorgan Chase & Co.	09/23/14	USD 57,000,000	77,117	—	77,117

Receive a fixed rate equal to 1.593% and pay a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: JPMorgan Chase & Co.	09/23/17	USD 52,300,000	(429,809)	—	(429,809)

Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.399% Counterparty: JPMorgan Chase & Co.	09/23/22	USD 17,000,000	331,239	—	331,239
			$(10,292,609)	$—	$(10,292,609)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING GLOBAL BOND FUND

ING Global Bond Fund Written OTC Options on October 31, 2011

# of Contracts	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options On Currencies
11,600,000	Deutsche Bank AG	EUR vs JPY Currency Call Option	106.000 EUR	11/17/11	$284,546	$(473,642)
18,200,000	Deutsche Bank AG	USD vs EUR Currency Put Option	1.425 USD	12/15/11	202,179	(161,658)
61,600,000	Deutsche Bank AG	USD vs EUR Currency Put Option	1.440 USD	01/16/12	1,017,897	(622,648)
30,800,000	Deutsche Bank AG	USD vs EUR Currency Put Option	1.500 USD	12/15/11	46,200	(21,715)
			Total Written OTC Options		$1,550,822	$(1,279,663)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$1,782,430
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	14,830,935
Interest rate contracts	Unrealized appreciation on swap agreements	809,831
Interest rate contracts	Net Assets — Unrealized appreciation**	1,255,278
Total Asset Derivatives		$18,678,474
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$15,342,340
Interest rate contracts	Unrealized depreciation on swap agreements	11,102,440
Interest rate contracts	Net Assets — Unrealized depreciation**	652,639
Foreign exchange contracts	Written options, at fair value	1,279,663
Total Liability Derivatives		$28,377,082

*	Includes purchased options.

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

—

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended October 31, 2011 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(1,185,796)	$—	$(1,185,796)
Foreign exchange contracts	(11,570,660)	(4,669,986)	—	—	10,710,630	(5,530,016)
Interest rate contracts	—	—	9,127,509	(2,000,150)	175,543	7,302,902
Total	$(11,570,660)	$(4,669,986)	$9,127,509	$(3,185,946)	$10,886,173	$587,090

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$65,466	$—	$65,466
Foreign exchange contracts	(296,272)	(1,837,894)	—	—	(91,902)	(2,226,068)
Interest rate contracts	—	—	836,256	(10,155,088)	—	(9,318,832)
Total	$(296,272)	$(1,837,894)	$836,256	$(10,089,622)	$(91,902)	$(11,479,434)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011

ING GLOBAL EQUITY DIVIDEND FUND

Shares		Value	Percentage of Net Assets

COMMON STOCK: 96.8%
	Australia: 1.2%
232,393	Other Securities	$1,001,653	1.2

	Brazil: 0.7%
23,213	Other Securities	587,057	0.7

	Canada: 2.5%
53,615	Other Securities	2,005,438	2.5

	Denmark: 0.4%
10,190	Other Securities	297,190	0.4

	France: 6.2%
29,245	Gaz de France	823,911	1.0
12,023	Sanofi-Aventis	860,114	1.1
17,395	Vinci S.A.	853,022	1.1
73,230	Other Securities	2,409,028	3.0
		4,946,075	6.2

	Germany: 5.0%
59,796	Deutsche Post AG	907,016	1.1
85,206	Other Securities	3,094,334	3.9
		4,001,350	5.0

	Hong Kong: 1.0%
16,614	China Mobile Ltd. ADR	790,162	1.0

	Ireland: 1.0%
42,424	CRH PLC	767,561	1.0

	Italy: 0.9%
262,360	Other Securities	756,399	0.9

	Japan: 8.4%
42,800	Daiichi Sankyo Co., Ltd.	831,374	1.0
185,500	Mitsubishi UFJ Financial Group, Inc.	806,171	1.0
59,400	Mitsui & Co., Ltd.	866,915	1.1
29,900	Sumitomo Mitsui Financial Group, Inc.	835,751	1.1
189,809	Other Securities	3,361,657	4.2
		6,701,868	8.4

	Luxembourg: 1.0%
36,959	Other Securities	766,272	1.0

	Netherlands: 3.9%
16,880	Akzo Nobel NV	887,585	1.1
33,086	Royal Dutch Shell PLC	1,173,217	1.5
39,602	Koninklijke Philips Electronics NV	824,384	1.0
50,404	Other Securities	255,215	0.3
		3,140,401	3.9

	Portugal: 0.5%
120,668	Other Securities	379,081	0.5

COMMON STOCK: (continued)
	Singapore: 1.8%
341,000	Singapore Telecommunications Ltd.	$862,155	1.1
59,500	Other Securities	581,182	0.7
		1,443,337	1.8

	South Africa: 0.5%
8,710	Other Securities	391,712	0.5

	South Korea: 0.5%
11,910	Other Securities	410,287	0.5

	Spain: 1.0%
54,082	Other Securities	812,118	1.0

	Sweden: 1.0%
73,124	Other Securities	762,210	1.0

	Switzerland: 4.8%
5,225	Roche Holding AG —Genusschein	857,263	1.1
20,631	Transocean Ltd.	1,179,061	1.5
3,897	Zurich Financial Services AG	898,039	1.1
24,777	Other Securities	907,466	1.1
		3,841,829	4.8

	Taiwan: 2.0%
74,349	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	938,285	1.2
316,000	Other Securities	680,794	0.8
		1,619,079	2.0

	United Kingdom: 8.6%
27,661	BHP Billiton PLC	871,030	1.1
282,506	BT Group PLC	852,383	1.0
100,472	HSBC Holdings PLC	876,648	1.1
25,775	Imperial Tobacco Group PLC	938,902	1.2
100,473	Reed Elsevier PLC	860,131	1.1
39,777	Scottish & Southern Energy PLC	859,428	1.1
94,285	Other Securities	1,634,744	2.0
		6,893,266	8.6

	United States: 43.9%
17,178	Abbott Laboratories	925,379	1.2
10,600	Air Products & Chemicals, Inc.	913,084	1.1
28,073	Arthur J. Gallagher & Co.	867,456	1.1
41,998	AT&T, Inc.	1,230,961	1.5
24,700	Bristol-Myers Squibb Co.	780,273	1.0
25,046	Carnival Corp.	881,870	1.1
25,400	CenturyTel, Inc.	895,604	1.1
7,500	Chevron Corp.	787,875	1.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING GLOBAL EQUITY DIVIDEND FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		United States: (continued)
32,700		Dow Chemical Co.	$911,676	1.1
24,312		Exelon Corp.	1,079,210	1.3
14,900		ExxonMobil Corp.	1,163,541	1.4
21,027		Freeport-McMoRan Copper & Gold, Inc.	846,547	1.1
72,561		General Electric Co.	1,212,494	1.5
25,000		Home Depot, Inc.	895,000	1.1
13,161		Johnson & Johnson	847,437	1.1
24,388		JPMorgan Chase & Co.	847,727	1.1
26,981		Kraft Foods, Inc.	949,192	1.2
25,800		Medtronic, Inc.	896,292	1.1
46,925		Microsoft Corp.	1,249,613	1.6
21,969		Molson Coors Brewing Co.	930,167	1.2
12,794		PepsiCo, Inc.	805,382	1.0
43,547		Pfizer, Inc.	838,715	1.0
43,311	L	Pitney Bowes, Inc.	882,678	1.1
16,000		PNC Financial Services Group, Inc.	859,360	1.1
29,342		PPL Corp.	861,774	1.1
10,300		United Technologies Corp.	803,194	1.0
349,156		Other Securities	10,989,363	13.7
			35,151,864	43.9

		Total Common Stock
		(Cost $78,865,402)	77,466,209	96.8

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.6%
	Securities Lending Collateralcc(1): 1.6%
245,467	Cantor Fitzgerald, Repurchase Agreement dated 10/31/11, 0.15%, due 11/01/11 (Principal Amount $245,467, collateralized by various U.S. Government Agency Obligations, 0.742%– 6.579%, Market Value plus accrued interest $250,376, due 11/01/15–03/01/48)	245,467	0.3
1,000,000	Citigroup, Inc., Repurchase Agreement dated 10/31/11, 0.13%, due 11/01/11 (Principal Amount $1,000,000, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.125%, Market Value plus accrued interest $1,020,000 due 12/29/11– 05/15/37)	1,000,000	1.3
		1,245,467	1.6

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)

	Total Short-Term Investments
	(Cost $1,245,467)	$1,245,467	1.6

	Total Investments in Securities (Cost $80,110,869)	$78,711,676	98.4
	Assets in Excess of Other Liabilities	1,287,034	1.6
	Net Assets	$79,998,710	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

ADR	American Depository Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at October 31, 2011.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $81,203,749.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$4,417,607
Gross Unrealized Depreciation	(6,909,680)
Net Unrealized depreciation	$(2,492,073)

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	7.1%
Consumer Staples	8.6
Energy	10.7
Financials	17.7
Health Care	10.8
Industrials	12.2
Information Technology	8.8
Materials	8.6
Telecommunications	6.2
Utilities	6.1
Short-Term Investments	1.6
Assets in Excess of Other Liabilities	1.6
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING GLOBAL EQUITY DIVIDEND FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2011
Asset Table
Investments, at value
Common Stock
Australia	$—	$1,001,653	$—	$1,001,653
Brazil	587,057	—	—	587,057
Canada	2,005,438	—	—	2,005,438
Denmark	—	297,190	—	297,190
France	—	4,946,075	—	4,946,075
Germany	—	4,001,350	—	4,001,350
Hong Kong	790,162	—	—	790,162
Ireland	—	767,561	—	767,561
Italy	—	756,399	—	756,399
Japan	—	6,701,868	—	6,701,868
Luxembourg	—	766,272	—	766,272
Netherlands	—	3,140,401	—	3,140,401
Portugal	—	379,081	—	379,081
Singapore	—	1,443,337	—	1,443,337
South Africa	—	391,712	—	391,712
South Korea	—	410,287	—	410,287
Spain	—	812,118	—	812,118
Sweden	—	762,210	—	762,210
Switzerland	1,179,061	2,662,768	—	3,841,829
Taiwan	938,285	680,794	—	1,619,079
United Kingdom	387,348	6,505,918	—	6,893,266
United States	35,151,864	—	—	35,151,864
Total Common Stock	41,039,215	36,426,994	—	77,466,209
Short-Term Investments	—	1,245,467	—	1,245,467
Total Investments, at value	$41,039,215	$37,672,461	$—	$78,711,676

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending October 31, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended October 31, 2011:

	Beginning Balance 10/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 10/31/2011
Asset Table
Investments, at value
Short-Term Investments	$99,120	$—	$(99,120)	$—	$(24,780)	$24,780	$—	$—	$—
Total Investments, at value	$99,120	$—	$(99,120)	$—	$(24,780)	$24,780	$—	$—	$—

As of October 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011

ING GLOBAL NATURAL RESOURCES FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.1%
		Argentina: 0.9%
29,600		YPF SA ADR	$994,856	0.9

		Canada: 9.9%
59,549		Barrick Gold Corp.	2,947,675	2.6
48,500		Centerra Gold, Inc.	961,485	0.9
61,208		GoldCorp, Inc.	2,989,399	2.6
55,000	@	Harry Winston Diamond Corp.	666,566	0.6
135,200	@	Lundin Mining Corp.	530,356	0.5
48,429		Teck Cominco Ltd. — Class B	1,942,003	1.7
65,789		Trican Well Services Ltd.	1,163,642	1.0
			11,201,126	9.9

		France: 1.5%
18,487		Technip S.A.	1,748,076	1.5

		Netherlands: 4.2%
66,373		Royal Dutch Shell PLC — Class A ADR	4,706,509	4.2

		Norway: 2.4%
104,600		Statoil ASA ADR	2,659,978	2.4

		United Kingdom: 4.6%
30,200		Antofagasta PLC	562,083	0.5
85,231		BG Group PLC	1,848,148	1.6
45,365		Ensco International PLC ADR	2,252,826	2.0
5,100		Randgold Resources Ltd. ADR	558,807	0.5
			5,221,864	4.6

		United States: 74.6%
46,200		Anadarko Petroleum Corp.	3,626,700	3.2
11,987		Apache Corp.	1,194,265	1.1
95,309		Arch Coal, Inc.	1,736,530	1.5
68,600	@	Basic Energy Services, Inc.	1,258,124	1.1
65,700	@	Cameron International Corp.	3,228,498	2.9
73,067		Chevron Corp.	7,675,688	6.8
33,980		Cimarex Energy Co.	2,174,720	1.9
22,400		Cliffs Natural Resources, Inc.	1,528,128	1.3
52,900		Devon Energy Corp.	3,435,855	3.0
17,300		Domtar Corp.	1,417,043	1.3
44,800	@	Energy XXI Bermuda Ltd.	1,315,776	1.2
41,300		EOG Resources, Inc.	3,693,459	3.3
37,000		EQT Corp.	2,349,500	2.1
127,264		ExxonMobil Corp.	9,938,046	8.8
37,700		Freeport-McMoRan Copper & Gold, Inc.	1,517,802	1.3
59,300	@	FX Energy, Inc.	351,056	0.3

COMMON STOCK: (continued)
		United States: (continued)
133,728		Halliburton Co.	$4,996,078	4.4
57,600		Hess Corp.	3,603,456	3.2
102,900	@	Key Energy Services, Inc.	1,330,497	1.2
99,800		Marathon Oil Corp.	2,597,794	2.3
8,600		Martin Marietta Materials, Inc.	620,662	0.5
61,500		Murphy Oil Corp.	3,405,255	3.0
63,178		National Oilwell Varco, Inc.	4,506,487	4.0
41,000		Newmont Mining Corp.	2,740,030	2.4
29,500		Patterson-UTI Energy, Inc.	599,440	0.5
44,200		Range Resources Corp.	3,042,728	2.7
66,100	@	Rowan Cos., Inc.	2,279,789	2.0
56,260		Schlumberger Ltd.	4,133,422	3.7
54,500	@	Southwestern Energy Co.	2,291,180	2.0
36,100	@	Unit Corp.	1,771,066	1.6
			84,359,074	74.6

		Total Common Stock
		(Cost $95,977,008)	110,891,483	98.1

SHORT-TERM INVESTMENTS: 2.2%
		Mutual Funds: 2.2%
2,526,000		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $2,526,000)	2,526,000	2.2

		Total Short-Term Investments
		(Cost $2,526,000)	2,526,000	2.2

		Total Investments in Securities (Cost $98,503,008)	$113,417,483	100.3
		Liabilities in Excess of Other Assets	(353,090)	(0.3)
		Net Assets	$113,064,393	100.0

@	Non-income producing security

ADR	American Depository Receipt

Cost for federal income tax purposes is $100,621,706.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$17,285,852
Gross Unrealized Depreciation	(4,490,075)
Net Unrealized appreciation	$12,795,777

Sector Diversification	Percentage of Net Assets
Energy	81.4%
Materials	16.7
Short-Term Investments	2.2
Liabilities in Excess of Other Assets	(0.3)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING GLOBAL NATURAL RESOURCES FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2011
Asset Table
Investments, at value
Common Stock
Argentina	$994,856	$—	$—	$994,856
Canada	11,201,126	—	—	11,201,126
France	—	1,748,076	—	1,748,076
Netherlands	4,706,509	—	—	4,706,509
Norway	2,659,978	—	—	2,659,978
United Kingdom	2,252,826	2,969,038	—	5,221,864
United States	84,359,074	—	—	84,359,074
Total Common Stock	106,174,369	4,717,114	—	110,891,483
Short-Term Investments	2,526,000	—	—	2,526,000
Total Investments, at value	$108,700,369	$4,717,114	$—	$113,417,483

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending October 31, 2011.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011

ING GLOBAL OPPORTUNITIES FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 100.2%
		Brazil: 2.2%
171,570		Other Securities	$1,422,560	2.2

		Canada: 1.2%
24,700		Suncor Energy, Inc.	786,782	1.2

		China: 6.9%
213,000		China Resources Enterprise	777,886	1.2
327,000	L	China Yurun Food Group Ltd.	567,574	0.8
4,152,975		Other Securities	3,206,424	4.9
			4,551,884	6.9

		Denmark: 1.1%
6,500		Novo-Nordisk A/S	690,082	1.1

		France: 2.9%
5,500		LVMH Moet Hennessy Louis Vuitton S.A.	911,593	1.4
12,795		Vinci S.A.	627,446	0.9
12,811		Other Securities	371,785	0.6
			1,910,824	2.9

		Germany: 1.5%
9,000		Bayer AG	573,408	0.9
27,821		Other Securities	393,916	0.6
			967,324	1.5

		Hong Kong: 1.1%
1,572,000		Hengdeli Holdings Ltd.	704,755	1.1
48,000		Other Securities	5,097	0.0
			709,852	1.1

		India: 0.8%
130,000		Other Securities	494,688	0.8

		Indonesia: 3.6%
126,753		Astra International Tbk PT	977,365	1.5
1,219,828		Bank Mandiri Persero TBK PT	973,040	1.5
1,499,895		Other Securities	391,768	0.6
			2,342,173	3.6

		Ireland: 0.9%
19,000		Ingersoll-Rand PLC	591,470	0.9

		Italy: 0.9%
71,000	@	Fiat Industrial SpA	618,160	0.9

		Japan: 6.6%
103,000		Hitachi Ltd.	551,903	0.8
41,600		Mitsui & Co., Ltd.	607,132	0.9
139,747		Other Securities	3,192,105	4.9
			4,351,140	6.6

		Macau: 1.1%
250,000	@	Sands China Ltd.	751,297	1.1

		Malaysia: 0.3%
170,000		Other Securities	213,642	0.3

COMMON STOCK: (continued)
		Mexico: 0.5%
239,649		Other Securities	$320,803	0.5

		Netherlands: 5.8%
46,457		Koninklijke KPN NV	608,258	0.9
27,401		Royal Dutch Shell PLC	971,629	1.5
30,832		Unilever NV	1,064,434	1.6
189,983		Other Securities	1,176,739	1.8
			3,821,060	5.8

		Norway: 0.9%
31,810		Telenor ASA	566,623	0.9

		Peru: 0.6%
3,869		Other Securities	420,870	0.6

		Poland: 0.5%
30,000		Other Securities	341,207	0.5

		Portugal: 0.7%
68,045		Other Securities	486,602	0.7

		Russia: 1.6%
60,000		Gazprom OAO ADR	700,200	1.1
12,000		Other Securities	359,634	0.5
			1,059,834	1.6

		Singapore: 1.2%
113,000		Oversea-Chinese Banking Corp.	756,531	1.2

		South Korea: 2.2%
1,057		Samsung Electronics Co., Ltd.	909,930	1.4
13,209		Other Securities	526,209	0.8
			1,436,139	2.2

		Spain: 0.7%
21,500		Other Securities	456,910	0.7

		Switzerland: 8.8%
41,003		ABB Ltd.	771,899	1.2
16,500		Compagnie Financiere Richemont S.A.	939,916	1.4
30,925		Credit Suisse Group	891,909	1.4
23,304		Nestle S.A.	1,347,850	2.1
19,000		Novartis AG	1,070,370	1.6
28,513		Other Securities	726,041	1.1
			5,747,985	8.8

		Taiwan: 0.8%
22,050		Other Securities	495,542	0.8

		United Kingdom: 9.8%
47,905		BG Group PLC	1,038,771	1.6
17,456		BHP Billiton PLC	549,680	0.8
157,453		BP PLC	1,158,669	1.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING GLOBAL OPPORTUNITIES FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		United Kingdom: (continued)
131,885		HSBC Holdings PLC	$1,150,736	1.7
26,500		Imperial Tobacco Group PLC	965,312	1.5
81,399		Other Securities	1,583,823	2.4
			6,446,991	9.8

		United States: 35.0%
29,799	@	Adobe Systems, Inc.	876,389	1.3
3,510	@	Apple, Inc.	1,420,778	2.2
8,807	@	Celgene Corp.	570,958	0.9
31,851		Citigroup, Inc.	1,006,173	1.5
2,518	@	Google, Inc. — Class A	1,492,267	2.3
25,960	@	Juniper Networks, Inc.	635,241	1.0
9,089		Mead Johnson Nutrition Co.	653,045	1.0
42,857		Microsoft Corp.	1,141,282	1.7
49,098	@	NetApp, Inc.	2,011,054	3.1
7,138		Occidental Petroleum Corp.	663,406	1.0
12,000		PepsiCo, Inc.	755,400	1.2
14,466	@	Southwestern Energy Co.	608,151	0.9
35,415	@	Symantec Corp.	602,409	0.9
9,341	@	Teradata Corp.	557,284	0.8
15,185	@	Thermo Fisher Scientific, Inc.	763,350	1.2
50,000	@	Weatherford International Ltd.	775,000	1.2
10,025		Yum! Brands, Inc.	537,039	0.8
237,340		Other Securities	7,886,921	12.0
			22,956,147	35.0

		Total Common Stock
		(Cost $61,850,364)	65,715,122	100.2

EXCHANGE-TRADED FUNDS: 2.1%
20,784	@	SPDR S&P Biotech ETF	1,374,030	2.1

		Total Exchange-Traded Funds
		(Cost $1,034,730)	1,374,030	2.1

		Total Long-Term Investments
		(Cost $62,885,094)	67,089,152	102.3

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.7%
	Securities Lending Collateralcc(1): 2.7%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 10/31/11, 0.15%, due 11/01/11 (Principal Amount $1,000,000, collateralized by various U.S. Government Agency Obligations, 0.742%–6.579%, Market Value plus accrued interest $1,020,000, due 11/01/15–03/01/48)	$1,000,000	1.5
758,983	Merrill Lynch & Co., Inc., Repurchase Agreement dated 10/31/11, 0.12%, due 11/01/11 (Principal Amount $758,983, collateralized by various U.S. Government Agency Obligations, 3.000%–6.000%, Market Value plus accrued interest $774,215, due 09/01/21–11/01/41)	758,983	1.2
		1,758,983	2.7

	Total Short-Term Investments
	(Cost $1,758,983)	1,758,983	2.7

	Total Investments in Securities (Cost $64,644,077)	$68,848,135	105.0
	Liabilities in Excess of Other Assets	(3,284,143)	(5.0)
	Net Assets	$65,563,992	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

ADR	American Depository Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at October 31, 2011.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $65,063,037.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$9,381,286
Gross Unrealized Depreciation	(5,596,188)
Net Unrealized appreciation	$3,785,098

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING GLOBAL OPPORTUNITIES FUND

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	9.7%
Consumer Staples	12.3
Energy	12.8
Financials	17.0
Health Care	7.5
Industrials	9.3
Information Technology	21.8
Materials	5.1
Telecommunications	3.7
Utilities	1.0
Other Long-Term Investments	2.1
Short-Term Investments	2.7
Liabilities in Excess of Other Assets	(5.0)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2011
Asset Table
Investments, at value
Common Stock
Brazil	$1,422,560	$—	$—	$1,422,560
Canada	786,782	—	—	786,782
China	—	4,551,884	—	4,551,884
Denmark	—	690,082	—	690,082
France	—	1,910,824	—	1,910,824
Germany	—	967,324	—	967,324
Hong Kong	—	704,755	5,097	709,852
India	—	494,688	—	494,688
Indonesia	—	2,342,173	—	2,342,173
Ireland	591,470	—	—	591,470
Italy	—	618,160	—	618,160
Japan	—	4,351,140	—	4,351,140
Macau	—	751,297	—	751,297
Malaysia	—	213,642	—	213,642
Mexico	320,803	—	—	320,803
Netherlands	—	3,821,060	—	3,821,060
Norway	—	566,623	—	566,623
Peru	420,870	—	—	420,870
Poland	—	341,207	—	341,207
Portugal	—	486,602	—	486,602
Russia	700,200	359,634	—	1,059,834
Singapore	—	756,531	—	756,531
South Korea	—	1,436,139	—	1,436,139
Spain	—	456,910	—	456,910
Switzerland	—	5,747,985	—	5,747,985
Taiwan	—	495,542	—	495,542
United Kingdom	—	6,446,991	—	6,446,991
United States	22,956,147	—	—	22,956,147
Total Common Stock	27,198,832	38,511,193	5,097	65,715,122
Exchange-Traded Funds	1,374,030	—	—	1,374,030
Short-Term Investments	—	1,758,983	—	1,758,983
Total Investments, at value	$28,572,862	$40,270,176	$5,097	$68,848,135

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING GLOBAL OPPORTUNITIES FUND

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending October 31, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended October 31, 2011:

	Beginning Balance 10/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 10/31/2011
Asset Table
Investments, at value
Common Stock	$—	$—	$(654,531)	$—	$(732,682)	$221,841	$1,170,469	$—	$5,097
Short-Term Investments	$138,966	$—	$(138,966)	$—	$(34,471)	$34,471	$—	$—	$—
Total Investments, at value	$138,966	$—	$(793,497)	$—	$(767,153)	$256,312	$1,170,469	$—	$5,097

As of October 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $221,841.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011

ING GLOBAL REAL ESTATE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.9%
		Australia: 9.9%
44,288,716		Dexus Property Group	$39,397,381	1.2
53,480,027		Goodman Group	34,753,394	1.0
16,339,520		GPT Group	53,925,100	1.6
37,051,100		Investa Office Fund	24,221,992	0.7
7,659,060		Stockland	25,291,728	0.7
10,377,134		Westfield Group	83,539,636	2.4
19,766,781		Westfield Retail Trust	52,678,223	1.5
15,967,209		Other Securities	25,795,096	0.8
			339,602,550	9.9

		Brazil: 0.5%
1,420,800		Other Securities	16,621,431	0.5

		Canada: 3.5%
2,146,700		Brookfield Properties Co.	35,463,484	1.0
1,589,900		RioCan Real Estate Investment Trust	40,339,675	1.2
1,678,100		Other Securities	44,079,803	1.3
			119,882,962	3.5

		China: 0.6%
19,426,900		Other Securities	19,944,703	0.6

		France: 4.5%
486,756		Unibail	96,771,661	2.8
1,172,012		Other Securities	58,640,323	1.7
			155,411,984	4.5

		Germany: 0.6%
674,160		Other Securities	21,902,786	0.6

		Hong Kong: 10.7%
6,927,763		Cheung Kong Holdings Ltd.	85,876,072	2.5
10,966,245		Hang Lung Properties Ltd.	39,937,046	1.2
4,860,594		Hongkong Land Holdings Ltd.	25,542,601	0.7
15,562,900		Link Real Estate Investment Trust	53,446,756	1.6
6,850,000		Sun Hung Kai Properties Ltd.	94,316,133	2.7
20,521,046		Other Securities	69,663,220	2.0
			368,781,828	10.7

		Japan: 12.8%
536,300		Daito Trust Construction Co., Ltd.	47,516,482	1.4
3,875		Japan Real Estate Investment Corp.	33,052,604	1.0
7,009,230		Mitsubishi Estate Co., Ltd.	118,715,610	3.4
5,645,888		Mitsui Fudosan Co., Ltd.	93,892,735	2.7
3,511		Nippon Building Fund, Inc.	33,904,705	1.0
1,926,752		Other Securities	114,290,387	3.3
			441,372,523	12.8

		Netherlands: 0.6%
388,620		Other Securities	19,749,030	0.6

COMMON STOCK: (continued)
		Singapore: 4.5%
28,134,000	L	CapitaCommercial Trust	$25,132,711	0.7
18,859,350		CapitaLand Ltd.	40,631,454	1.2
25,489,600	@	Global Logistic Properties Ltd.	35,489,961	1.1
33,506,291		Other Securities	52,646,844	1.5
			153,900,970	4.5

		Sweden: 0.4%
1,303,204		Other Securities	16,060,244	0.4

		Switzerland: 0.7%
312,080		Other Securities	26,219,669	0.7

		United Kingdom: 5.0%
4,812,997		British Land Co. PLC	39,375,683	1.1
1,042,770		Derwent Valley Holdings PLC	28,383,508	0.8
6,098,161		Hammerson PLC	39,839,887	1.2
2,362,391		Land Securities Group PLC	25,854,942	0.8
10,822,241		Other Securities	37,606,899	1.1
			171,060,919	5.0

		United States: 44.6%
1,432,800		Apartment Investment & Management Co.	35,347,176	1.0
659,408		AvalonBay Communities, Inc.	88,156,255	2.6
1,020,800		Boston Properties, Inc.	101,048,992	2.9
782,600		BRE Properties, Inc.	39,223,912	1.1
2,350,000		DDR Corp.	30,103,500	0.9
1,815,300		Equity Residential	106,521,804	3.1
264,700		Essex Property Trust, Inc.	37,788,572	1.1
452,100		Federal Realty Investment Trust	40,128,396	1.2
3,714,911		General Growth Properties, Inc.	54,609,192	1.6
1,417,929		HCP, Inc.	56,504,471	1.6
935,300		Health Care Real Estate Investment Trust, Inc.	49,280,957	1.4
3,665,935		Host Hotels & Resorts, Inc.	52,312,892	1.5
1,370,400		Kimco Realty Corp.	23,940,888	0.7
1,389,275		Liberty Property Trust	44,456,800	1.3
1,348,641		Macerich Co.	67,108,376	2.0
2,886,902		ProLogis, Inc.	85,914,204	2.5
601,824		Public Storage, Inc.	77,665,387	2.3
1,457,350		Simon Property Group, Inc.	187,182,034	5.4
695,130		SL Green Realty Corp.	47,957,019	1.4
579,700		Taubman Centers, Inc.	35,495,031	1.0
2,247,555		UDR, Inc.	56,031,546	1.6
1,286,004		Ventas, Inc.	71,514,682	2.1
1,033,702		Vornado Realty Trust	85,600,863	2.5
1,953,100		Other Securities	59,956,762	1.8
			1,533,849,711	44.6
		Total Common Stock
		(Cost $2,847,224,237)	3,404,361,310	98.9

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING GLOBAL REAL ESTATE FUND

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.2%
	Securities Lending Collateralcc(1): 0.4%
3,162,516	Barclays Bank PLC, Repurchase Agreement dated 10/31/11, 0.10%, due 11/01/11 (Principal Amount $3,162,516, collateralized by various U.S. Government Agency Obligations, 0.000%–0.375%, Market Value plus accrued interest $3,225,770, due 11/21/11–10/30/13)	$3,162,516	0.1
3,162,516	BNP Paribas Bank, Repurchase Agreement dated 10/31/11, 0.08%, due 11/01/11 (Principal Amount $3,162,516 collateralized by various U.S. Government Securities,0.000%–7.250%, Market Value plus accrued interest $3,225,767, due 11/30/11–11/15/40)	3,162,516	0.1
3,162,516	Goldman Sachs & Co., Repurchase Agreement dated 10/31/11, 0.11%, due 11/01/11 (Principal Amount $3,162,516, collateralized by various U.S. Government Agency Obligations, 2.261%–7.000%, Market Value plus accrued interest $3,225,766, due 01/01/18–10/01/41)	3,162,516	0.1
665,793	JPMorgan Chase & Co., Repurchase Agreement dated 10/31/11, 0.07%, due 11/01/11 (Principal Amount $665,793 collateralized by various U.S. Government Securities,1.250%–2.500%, Market Value plus accrued interest $679,115, due 07/15/13–07/15/20)	665,793	0.0
3,162,516	Morgan Stanley, Repurchase Agreement dated 10/31/11, 0.15%, due 11/01/11 (Principal Amount $3,162,516, collateralized by various U.S. Government Agency Obligations, 4.000%–4.500%, Market Value plus accrued interest $3,225,767, due 03//01/41–10/01/41)	3,162,516	0.1
		13,315,857	0.4

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.8%
28,270,875	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $28,270,875)	$28,270,875	0.8
	Total Short-Term Investments
	(Cost $41,586,732)	41,586,732	1.2
	Total Investments in Securities (Cost $2,888,810,969)	$3,445,948,042	100.1
	Liabilities in Excess of Other Assets	(5,072,636)	(0.1)
	Net Assets	$3,440,875,406	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at October 31, 2011.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $3,120,549,879.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$520,550,461
Gross Unrealized Depreciation	(195,152,298)
Net Unrealized appreciation	$325,398,163

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	0.6%
Financials	98.3
Short-Term Investments	1.2
Liabilities in Excess of Other Assets	(0.1)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING GLOBAL REAL ESTATE FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2011
Asset Table
Investments, at value
Common Stock
Australia	$—	$339,602,550	$—	$339,602,550
Brazil	16,621,431	—	—	16,621,431
Canada	119,882,962	—	—	119,882,962
China	—	19,944,703	—	19,944,703
France	—	155,411,984	—	155,411,984
Germany	—	21,902,786	—	21,902,786
Hong Kong	—	368,781,828	—	368,781,828
Japan	—	441,372,523	—	441,372,523
Netherlands	—	19,749,030	—	19,749,030
Singapore	—	153,900,970	—	153,900,970
Sweden	—	16,060,244	—	16,060,244
Switzerland	—	26,219,669	—	26,219,669
United Kingdom	—	171,060,919	—	171,060,919
United States	1,533,849,711	—	—	1,533,849,711
Total Common Stock	1,670,354,104	1,734,007,206	—	3,404,361,310
Short-Term Investments	28,270,875	13,315,857	—	41,586,732
Total Investments, at value	$1,698,624,979	$1,747,323,063	$—	$3,445,948,042

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending October 31, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended October 31, 2011:

	Beginning Balance 10/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 10/31/2011
Asset Table
Investments, at value
Short-Term Investments	$2,196,253	$—	$(2,196,253)	$—	$(549,064)	$549,064	$—	$—	$—
Total Investments, at value	$2,196,253	$—	$(2,196,253)	$—	$(549,064)	$549,064	$—	$—	$—

As of October 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011

ING GLOBAL VALUE CHOICE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.6%
		Australia: 2.7%
396,700		Newcrest Mining Ltd.	$14,020,060	2.2
1,006,500		Other Securities	3,196,303	0.5
			17,216,363	2.7

		Brazil: 2.3%
780,941		Centrais Eletricas Brasileiras SA ADR	10,894,127	1.7
659,500		Other Securities	3,739,154	0.6
			14,633,281	2.3

		Canada: 10.4%
742,000	@, L	Bankers Petroleum Ltd.	3,945,423	0.6
447,000		Barrick Gold Corp.	22,126,500	3.5
1,018,500		Cameco Corp.	21,826,455	3.4
1,063,100	@	Uranium Participation Corp.	5,930,109	0.9
5,032,604		Other Securities	12,666,177	2.0
			66,494,664	10.4

		China: 0.1%
12,100,000		Other Securities	554,471	0.1

		Egypt: 1.7%
932,026		Oriental Weavers	4,842,567	0.8
2,612,000		Other Securities	6,077,821	0.9
			10,920,388	1.7

		Finland: 1.4%
1,312,000	L	Nokia OYJ ADR	8,829,760	1.4

		France: 6.1%
749,100		Electricite de France SA	22,418,781	3.5
387,000		Thales S.A.	13,648,387	2.1
105,485		Other Securities	3,087,957	0.5
			39,155,125	6.1

		Greece: 0.6%
323,198		OPAP S.A.	3,732,743	0.6

		Hong Kong: 0.7%
2,338,000		Other Securities	4,271,501	0.7

		Hungary: 0.4%
33,935		Other Securities	2,761,127	0.4

		India: 0.2%
276,205		Other Securities	1,094,917	0.2

		Indonesia: 1.8%
305,200		Telekomunikasi Indonesia Tbk PT ADR	10,315,760	1.6
4,799,500		Other Securities	1,246,878	0.2
			11,562,638	1.8

		Italy: 2.4%
1,192,000		ERG S.p.A.	14,665,731	2.3
91,000		Other Securities	623,729	0.1
			15,289,460	2.4

COMMON STOCK: (continued)
		Japan: 19.6%
2,876,550		Chuo Mitsui Trust Holdings, Inc.	$9,843,912	1.5
2,480,000		Daiwa Securities Group, Inc.	8,677,451	1.4
267,700		East Japan Railway Co.	16,230,207	2.5
308,000		Futaba Corp.	5,809,336	0.9
1,457,000		Japan Steel Works Ltd.	9,984,843	1.6
716,000		Kamigumi Co., Ltd.	6,252,049	1.0
131,000		Kurita Water Industries Ltd.	3,607,367	0.6
648,600		Mitsui & Co., Ltd.	9,466,009	1.5
439,000		Mitsui Sumitomo Insurance Group Holdings, Inc.	8,598,411	1.3
318,300		Nippon Telegraph & Telephone Corp.	16,327,465	2.5
67,400		Shin-Etsu Chemical Co., Ltd.	3,461,313	0.5
806,000		Toppan Printing Co., Ltd.	6,266,883	1.0
3,345		TV Asahi Corp.	5,269,779	0.8
91,800		West Japan Railway Co.	3,889,895	0.6
1,546,100		Other Securities	12,133,902	1.9
			125,818,822	19.6

		Lebanon: 0.7%
310,206	#	Solidere GDR	4,635,989	0.7

		Norway: 2.0%
383,300	L	Statoil ASA ADR	9,747,319	1.5
6,575,000		Other Securities	2,930,429	0.5
			12,677,748	2.0

		Russia: 4.8%
1,270,000		Gazprom OAO ADR	14,820,900	2.3
3,850,000	L	Federal Hydrogenerating Co. JSC ADR	14,450,263	2.2
116,819,700		Other Securities	1,670,423	0.3
			30,941,586	4.8

		Slovenia: 0.5%
43,750		Other Securities	3,263,955	0.5

		South Africa: 3.9%
211,200		AngloGold Ashanti Ltd ADR	9,548,352	1.5
603,800		Gold Fields Ltd.	10,466,498	1.6
8,153,546		Other Securities	4,878,568	0.8
			24,893,418	3.9

		South Korea: 3.5%
659,500		Korea Electric Power Corp. ADR	7,274,285	1.1
363,800		KT Corp. ADR	6,068,184	1.0
595,400		SK Telecom Co., Ltd. ADR	8,805,966	1.4
			22,148,435	3.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING GLOBAL VALUE CHOICE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Switzerland: 0.9%
163,750		Actelion Ltd. — Reg	$6,065,794	0.9

		Thailand: 0.2%
306,800		Other Securities	1,554,759	0.2

		Turkey: 2.1%
1,105,000	@	Turkcell Iletisim Hizmet AS ADR	13,613,600	2.1

		United Kingdom: 2.6%
2,733,830	@	Polyus Gold International Ltd. GDR	8,975,164	1.4
392,400		Stolt-Nielsen Ltd.	7,760,103	1.2
			16,735,267	2.6

		United States: 25.0%
648,900	@	American International Group, Inc.	16,021,341	2.5
490,000		Best Buy Co., Inc.	12,852,700	2.0
575,000		Eli Lilly & Co.	21,367,000	3.4
84,000		Lockheed Martin Corp.	6,375,600	1.0
191,000		Merck & Co., Inc.	6,589,500	1.1
463,500		Microsoft Corp.	12,343,005	1.9
442,384		Newmont Mining Corp.	29,564,523	4.6
880,200		Old Republic International Corp.	7,780,968	1.2
315,350		Wal-Mart Stores, Inc.	17,886,652	2.8
338,800	@	Western Digital Corp.	9,025,632	1.4
951,215		Other Securities	20,026,055	3.1
			159,832,976	25.0
		Total Common Stock
		(Cost $634,590,096)	618,698,787	96.6

PREFERRED STOCK: 0.4%
		South Korea: 0.4%
105,840		Other Securities	2,440,184	0.4
		Total Preferred Stock
		(Cost $3,474,992)	2,440,184	0.4
		Total Long-Term Investments
		(Cost $638,065,088)	621,138,971	97.0

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 5.0%
	Securities Lending Collateralcc(1): 2.7%
4,052,266	Barclays Bank PLC, Repurchase Agreement dated 10/31/11, 0.10%, due 11/01/11 (Principal Amount $4,052,266, collateralized by various U.S. Government Agency Obligations, 0.000%–0.375%, Market Value plus accrued interest $4,133,316, due 11/21/11–10/30/13)	4,052,266	0.6

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
4,052,266	BNP Paribas Bank, Repurchase Agreement dated 10/31/11, 0.08%, due 11/01/11 (Principal Amount $4,052,266 collateralized by various U.S. Government Securities,0.000%–7.250%, Market Value plus accrued interest $4,133,313, due 11/30/11–11/15/40)	$4,052,266	0.6
853,111	JPMorgan Chase & Co., Repurchase Agreement dated 10/31/11, 0.07%, due 11/01/11 (Principal Amount $853,111 collateralized by various U.S. Government Securities,1.250%–2.500%, Market Value plus accrued interest $870,181, due 07/15/13–07/15/20)	853,111	0.2
4,052,266	Merrill Lynch & Co., Inc., Repurchase Agreement dated 10/31/11, 0.10%, due 11/01/11 (Principal Amount $4,052,266, collateralized by various U.S. Government Agency Obligations, 0.500%, Market Value plus accrued interest $4,133,331, due 10/30/12–02/15/13)	4,052,266	0.7
4,052,266	Morgan Stanley, Repurchase Agreement dated 10/31/11, 0.15%, due 11/01/11 (Principal Amount $4,052,266, collateralized by various U.S. Government Agency Obligations, 4.000%–4.500%, Market Value plus accrued interest $4,133,313, due 03//01/41–10/01/41)	4,052,266	0.6
		17,062,175	2.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.3%
14,896,361	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $14,896,361)	14,896,361	2.3
	Total Short-Term Investments
	(Cost $31,958,536)	31,958,536	5.0
	Total Investments in Securities (Cost $670,023,624)	$653,097,507	102.0
	Liabilities in Excess of Other Assets	(12,932,482)	(2.0)
	Net Assets	$640,165,025	100.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING GLOBAL VALUE CHOICE FUND

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

ADR	American Depository Receipt

GDR	Global Depository Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at October 31, 2011.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $675,062,304.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$39,804,097
Gross Unrealized Depreciation	(61,768,894)
Net Unrealized depreciation	$(21,964,797)

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	5.3%
Consumer Staples	4.3
Energy	11.6
Financials	11.9
Health Care	6.8
Industrials	16.1
Information Technology	5.9
Materials	17.2
Telecommunications	9.1
Utilities	8.8
Short-Term Investments	5.0
Liabilities in Excess of Other Assets	(2.0)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2011
Asset Table
Investments, at value
Common Stock
Australia	$—	$17,216,363	$—	$17,216,363
Brazil	14,633,281	—	—	14,633,281
Canada	66,494,664	—	—	66,494,664
China	—	—	554,471	554,471
Egypt	—	10,920,388	—	10,920,388
Finland	8,829,760	—	—	8,829,760
France	—	39,155,125	—	39,155,125
Greece	—	3,732,743	—	3,732,743
Hong Kong	—	4,271,501	—	4,271,501
Hungary	—	2,761,127	—	2,761,127
India	—	1,094,917	—	1,094,917
Indonesia	10,315,760	1,246,878	—	11,562,638
Italy	—	15,289,460	—	15,289,460
Japan	—	125,818,822	—	125,818,822
Lebanon	—	4,635,989	—	4,635,989
Norway	9,747,319	2,930,429	—	12,677,748
Russia	15,659,541	15,282,045	—	30,941,586
Slovenia	—	3,263,955	—	3,263,955
South Africa	11,102,576	13,790,842	—	24,893,418
South Korea	22,148,435	—	—	22,148,435
Switzerland	—	6,065,794	—	6,065,794
Thailand	—	1,554,759	—	1,554,759
Turkey	13,613,600	—	—	13,613,600
United Kingdom	8,975,164	7,760,103	—	16,735,267
United States	159,832,976	—	—	159,832,976
Total Common Stock	341,353,076	276,791,240	554,471	618,698,787
Preferred Stock	2,440,184	—	—	2,440,184
Short-Term Investments	14,896,361	17,062,175	—	31,958,536
Total Investments, at value	$358,689,621	$293,853,415	$554,471	$653,097,507

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING GLOBAL VALUE CHOICE FUND

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending October 31, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended October 31, 2011:

	Beginning Balance 10/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 10/31/2011
Asset Table
Investments, at value
Common Stock	$230,218	$—	$(230,218)	$—	$(57,554)	$57,554	$554,471	$—	$554,471
Total Investments, at value	$230,218	$—	$(230,218)	$—	$(57,554)	$57,554	$554,471	$—	$554,471

As of October 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011

ING GREATER CHINA FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.4%
		Canada: 0.1%
11,600		Other Securities	$34,745	0.1

		China: 48.5%
96,000		Anhui Conch Cement Co., Ltd.	349,081	1.0
1,399,400		Bank of China Ltd.	498,059	1.5
334,000		China Coal Energy Co. — Class H	416,007	1.2
915,000		China Communications Construction Co., Ltd.	690,145	2.0
680,000		China Communications Services Corp., Ltd.	313,606	0.9
1,535,960		China Construction Bank	1,128,524	3.3
204,000		China Life Insurance Co., Ltd.	527,421	1.6
461,000		China Minsheng Banking Corp. Ltd	375,539	1.1
179,500		China Mobile Ltd.	1,706,029	5.0
150,000		China Overseas Land & Investment Ltd.	277,559	0.8
712,000		China Petroleum & Chemical Corp.	673,360	2.0
1,580,000		China Power International Development Ltd.	334,327	1.0
88,000		China Resources Enterprise	321,380	1.0
101,000		China Shenhua Energy Co., Ltd.	462,054	1.4
416,000		China Telecom Corp., Ltd.	256,841	0.8
138,500	#, @	CITIC Securities Co. Ltd.	275,973	0.8
598,000		CNOOC Ltd.	1,130,435	3.3
2,129,140		Industrial and Commercial Bank of China Ltd.	1,329,570	3.9
570,000		PetroChina Co., Ltd.	739,970	2.2
47,000		Ping An Insurance Group Co. of China Ltd.	348,571	1.0
534,000		China National Materials Co. Ltd.	268,851	0.8
26,100		Tencent Holdings Ltd.	603,630	1.8
865,000		Zijin Mining Group Co., Ltd.	368,170	1.1
5,121,500		Other Securities	3,046,420	9.0
			16,441,522	48.5

		Hong Kong: 24.6%
151,400		AIA Group Ltd.	462,942	1.4
67,000		Cheung Kong Holdings Ltd.	830,527	2.4
384,000		Chow Sang Sang Holdings International Ltd.	1,184,341	3.5
49,000		CLP Holdings Ltd.	436,498	1.3
323,280		Dah Sing Banking Group Ltd.	314,519	0.9

COMMON STOCK: (continued)
		Hong Kong: (continued)
33,100		Hong Kong Exchanges and Clearing Ltd.	$561,108	1.7
54,000		Hutchison Whampoa Ltd.	493,908	1.5
120,000		Kerry Properties Ltd.	440,392	1.3
150,000		Li & Fung Ltd.	289,079	0.9
888,000		Oriental Watch Holdings	512,342	1.5
202,000		Sino Land Co.	319,309	0.9
38,000		Sun Hung Kai Properties Ltd.	523,214	1.5
126,500		Wharf Holdings Ltd.	672,885	2.0
2,624,000		Other Securities	1,293,782	3.8
			8,334,846	24.6

		Taiwan: 25.2%
395,522		China Life Insurance Co., Ltd.	438,377	1.3
95,000		Chunghwa Telecom Co., Ltd.	317,835	0.9
476,745		E.Sun Financial Holding Co., Ltd.	237,598	0.7
85,000		Formosa Chemicals & Fibre Co.	245,996	0.7
98,000		Formosa Plastics Corp.	288,227	0.8
79,000		Foxconn Technology Co., Ltd.	275,344	0.8
415,256		Hon Hai Precision Industry Co., Ltd.	1,138,373	3.4
19,492		HTC Corp.	438,055	1.3
28,000		MediaTek, Inc.	293,839	0.9
64,000		MStar Semiconductor, Inc.	370,888	1.1
111,000		Synnex Technology International Corp.	272,092	0.8
166,000		Taiwan Fertilizer Co., Ltd.	427,856	1.3
689,000		Taiwan Semiconductor Manufacturing Co., Ltd.	1,679,008	4.9
454,159		Yuanta Financial Holding Co., Ltd.	258,892	0.8
2,024,420		Other Securities	1,858,875	5.5
			8,541,255	25.2
		Total Common Stock
		(Cost $31,195,328)	33,352,368	98.4
		Assets in Excess of Other Liabilities	536,830	1.6
		Net Assets	$33,889,198	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2011.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING GREATER CHINA FUND

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

Cost for federal income tax purposes is $32,331,362.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$4,200,625
Gross Unrealized Depreciation	(3,179,619)
Net Unrealized appreciation	$1,021,006

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	8.7%
Consumer Staples	1.6
Energy	11.5
Financials	33.0
Industrials	7.2
Information Technology	18.9
Materials	7.3
Telecommunications	7.6
Utilities	2.6
Assets in Excess of Other Liabilities	1.6
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2011
Asset Table
Investments, at value
Common Stock
Canada	$—	$34,745	$—	$34,745
China	275,973	16,081,725	83,824	16,441,522
Hong Kong	—	8,334,846	—	8,334,846
Taiwan	—	8,541,255	—	8,541,255
Total Common Stock	275,973	32,992,571	83,824	33,352,368
Total Investments, at value	$275,973	$32,992,571	$83,824	$33,352,368

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending October 31, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended October 31, 2011:

	Beginning Balance 10/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 10/31/2011
Asset Table
Investments, at value
Common Stock	$—	$—	$—	$—	$—	$—	$83,824	$—	$83,824
Total Investments, at value	$—	$—	$—	$—	$—	$—	$83,824	$—	$83,824

As of October 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011

ING INDEX PLUS INTERNATIONAL
EQUITY FUND

Shares		Value	Percentage of Net Assets

COMMON STOCK: 96.8%
	Australia: 8.5%
26,963	Australia & New Zealand Banking Group Ltd.	$609,265	0.6
28,612	BHP Billiton Ltd.	1,120,002	1.2
15,485	Commonwealth Bank of Australia	795,463	0.8
22,485	National Australia Bank Ltd.	600,559	0.6
6,211	Rio Tinto Ltd.	445,912	0.5
26,611	Westpac Banking Corp.	617,539	0.7
591,919	Other Securities	3,875,239	4.1
		8,063,979	8.5

	Austria: 0.5%
14,696	Other Securities	487,724	0.5

	Belgium: 0.4%
22,834	Other Securities	367,825	0.4

	China: 0.2%
65,500	Other Securities	155,757	0.2

	Denmark: 0.8%
4,864	Novo-Nordisk A/S	516,394	0.5
2,248	Other Securities	240,326	0.3
		756,720	0.8

	Finland: 0.6%
61,322	Other Securities	607,982	0.6

	France: 10.0%
10,761	BNP Paribas	480,531	0.5
9,722	Cie de Saint-Gobain	449,326	0.5
9,460	Groupe Danone	655,795	0.7
9,583	Sanofi-Aventis	685,559	0.7
25,538	Total S.A.	1,332,502	1.4
180,668	Other Securities	5,822,355	6.2
		9,426,068	10.0

	Germany: 8.2%
12,437	BASF AG	907,850	1.0
6,651	Bayerische Motoren Werke AG	540,288	0.6
4,021	MAN AG	354,291	0.4
3,248	MAN SE	423,988	0.4
7,172	SAP AG	433,676	0.5
9,502	Siemens AG	996,008	1.0
495	Volkswagen AG	77,411	0.1
116,440	Other Securities	4,024,429	4.2
		7,757,941	8.2

	Greece: 0.5%
69,357	Other Securities	481,129	0.5

	Hong Kong: 2.6%
750,800	Other Securities	2,436,173	2.6

	India: 0.1%
4,092	Other Securities	83,522	0.1

COMMON STOCK: (continued)
	Ireland: 0.1%
4,811	Other Securities	$87,044	0.1

	Israel: 0.7%
36,654	Other Securities	638,487	0.7

	Italy: 2.9%
130,598	Enel S.p.A.	616,174	0.7
34,947	ENI S.p.A.	772,466	0.8
232,979	Telecom Italia S.p.A.	289,890	0.3
194,688	Telecom Italia S.p.A. RNC	204,317	0.2
301,954	Other Securities	885,565	0.9
		2,768,412	2.9

	Japan: 19.4%
13,300	Canon, Inc.	603,791	0.6
25,300	Mitsubishi Corp.	520,344	0.6
133,097	Mitsubishi UFJ Financial Group, Inc.	578,431	0.6
33,892	Mitsui & Co., Ltd.	494,638	0.5
17,100	Seven & I Holdings Co., Ltd.	456,326	0.5
22,600	Sony Corp.	471,513	0.5
29,590	Toyota Motor Corp.	982,411	1.0
1,337,021	Other Securities	14,288,950	15.1
		18,396,404	19.4

	Luxembourg: 0.1%
4,111	Other Securities	72,322	0.1

	Macau: 0.1%
36,000	Other Securities	108,187	0.1

	Netherlands: 4.0%
27,330	Royal Dutch Shell PLC — Class A	968,156	1.0
29,115	Royal Dutch Shell PLC — Class B	1,044,591	1.1
15,194	Unilever NV	524,552	0.5
56,179	Other Securities	1,288,083	1.4
		3,825,382	4.0

	New Zealand: 0.3%
134,135	Other Securities	273,857	0.3

	Norway: 1.1%
62,418	Other Securities	1,045,739	1.1

	Portugal: 0.6%
408,881	Other Securities	550,360	0.6

	Singapore: 1.6%
320,000	Other Securities	1,484,320	1.6

	Spain: 5.1%
91,400	Banco Santander Central Hispano S.A.	773,597	0.8
74,864	Iberdrola S.A.	541,639	0.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING INDEX PLUS INTERNATIONAL
EQUITY FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Spain: (continued)
4,859		Inditex S.A.	$441,098	0.5
18,636		Repsol YPF S.A.	560,938	0.6
59,198		Telefonica S.A.	1,258,053	1.3
125,379		Other Securities	1,274,008	1.3
			4,849,333	5.1

		Sweden: 2.7%
23,497		Atlas Copco AB — Class A	510,813	0.5
149,688		Other Securities	2,082,578	2.2
			2,593,391	2.7

		Switzerland: 6.1%
23,291		Nestle S.A.	1,347,098	1.4
25,180		Novartis AG	1,418,522	1.5
7,716		Roche Holding AG — Genusschein	1,265,960	1.3
553	#	Synthes, Inc.	92,478	0.1
54,059		Other Securities	1,694,660	1.8
			5,818,718	6.1

		United Kingdom: 19.6%
19,365		Anglo American PLC	709,929	0.7
18,009		AstraZeneca PLC	864,596	0.9
20,364		BHP Billiton PLC	641,251	0.7
213,788		BP PLC	1,573,229	1.7
23,344		British American Tobacco PLC	1,070,329	1.1
38,592		Diageo PLC	798,690	0.8
49,534		GlaxoSmithKline PLC	1,111,658	1.2
136,806		HSBC Holdings PLC	1,193,673	1.3
18,622		Imperial Tobacco Group PLC	678,341	0.7
10,256		Rio Tinto PLC	554,838	0.6
368,875		Vodafone Group PLC	1,024,249	1.1
1,536,729		Other Securities	8,389,455	8.8
			18,610,238	19.6
		Total Common Stock
		(Cost $85,480,079)	91,747,014	96.8

PREFERRED STOCK: 0.6%
		Germany: 0.6%
2,991		Volkswagen AG	520,882	0.6
643		Other Securities	37,458	0.0
		Total Preferred Stock
		(Cost $514,560)	558,340	0.6

RIGHTS: 0.0%
		Hong Kong: 0.0%
24,500		Other Securities	8,359	0.0
		Total Rights
		(Cost $—)	8,359	0.0
		Total Long-Term Investments
		(Cost $85,994,639)	92,313,713	97.4

SHORT-TERM INVESTMENTS: 3.7%
		Mutual Funds: 3.7%
3,496,000		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $3,496,000)	$3,496,000	3.7
		Total Short-Term Investments
		(Cost $3,496,000)	3,496,000	3.7
		Total Investments in Securities (Cost $89,490,639)	$95,809,713	101.1
		Liabilities in Excess of Other Assets	(1,080,771)	(1.1)
		Net Assets	$94,728,942	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

Cost for federal income tax purposes is $93,914,420.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$10,111,620
Gross Unrealized Depreciation	(8,216,327)
Net Unrealized appreciation	$1,895,293

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	10.0%
Consumer Staples	11.6
Energy	9.1
Financials	21.5
Health Care	9.2
Industrials	11.5
Information Technology	4.4
Materials	9.3
Telecommunications	6.5
Utilities	4.3
Short-Term Investments	3.7
Liabilities in Excess of Other Assets	(1.1)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING INDEX PLUS INTERNATIONAL
EQUITY FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2011
Asset Table
Investments, at value
Common Stock
Australia	$92,033	$7,971,946	$—	$8,063,979
Austria	—	487,724	—	487,724
Belgium	20	367,805	—	367,825
China	—	155,757	—	155,757
Denmark	—	756,720	—	756,720
Finland	—	607,982	—	607,982
France	—	9,426,068	—	9,426,068
Germany	423,988	7,333,953	—	7,757,941
Greece	—	481,129	—	481,129
Hong Kong	—	2,436,173	—	2,436,173
India	—	83,522	—	83,522
Ireland	—	87,044	—	87,044
Israel	—	638,487	—	638,487
Italy	—	2,768,412	—	2,768,412
Japan	—	18,396,404	—	18,396,404
Luxembourg	—	72,322	—	72,322
Macau	—	108,187	—	108,187
Netherlands	220,658	3,604,724	—	3,825,382
New Zealand	—	273,857	—	273,857
Norway	—	1,045,739	—	1,045,739
Portugal	—	550,360	—	550,360
Singapore	32,830	1,451,490	—	1,484,320
Spain	—	4,849,333	—	4,849,333
Sweden	—	2,593,391	—	2,593,391
Switzerland	—	5,818,718	—	5,818,718
United Kingdom	—	18,610,238	—	18,610,238
Total Common Stock	769,529	90,977,485	—	91,747,014
Preferred Stock	—	558,340	—	558,340
Rights	—	8,359	—	8,359
Short-Term Investments	3,496,000	—	—	3,496,000
Total Investments, at value	$4,265,529	$91,544,184	$—	$95,809,713
Other Financial Instruments+
Futures	208,289	—	—	208,289
Forward Foreign Currency Contracts	—	48,298	—	48,298
Total Assets	$4,473,818	$91,592,482	$—	$96,066,300
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(102,069)	$—	$(102,069)
Total Liabilities	$—	$(102,069)	$—	$(102,069)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending October 31, 2011.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING INDEX PLUS INTERNATIONAL
EQUITY FUND

At October 31, 2011, the following forward foreign currency contracts were outstanding for the ING Index Plus International Equity Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston	Swiss Franc	398,734	Buy	11/10/11	$531,589	$454,309	$(77,280)
JPMorgan Chase & Co.	Japanese Yen	90,595,654	Buy	11/10/11	1,183,807	1,159,018	(24,789)
							$(102,069)
JPMorgan Chase & Co.	EU Euro	1,267,353	Sell	11/10/11	$1,801,764	$1,753,466	$48,298
							$48,298

ING Index Plus International Equity Fund Open Futures Contracts on October 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
MSCI EAFE Mini Index	36	12/16/11	$2,665,620	$208,289
			$2,665,620	$208,289

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$48,298
Equity contracts	Net Assets — Unrealized appreciation*	208,289
Total Asset Derivatives		$256,587
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$102,069
Total Liability Derivatives		$102,069

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended October 31, 2011 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Equity contracts	$—	$160,735	$160,735
Foreign exchange contracts	6,876	—	6,876
Total	$6,876	$160,735	$167,611

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Equity contracts	$—	$209,289	$209,289
Foreign exchange contracts	(53,771)	—	(53,771)
Total	$(53,771)	$209,289	$155,518

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011

ING INTERNATIONAL CAPITAL
APPRECIATION FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.1%
		Australia: 5.9%
17,785		BHP Billiton Ltd.	$696,185	1.9
18,825		Woodside Petroleum Ltd.	716,798	1.9
26,866		WorleyParsons Ltd.	779,776	2.1
			2,192,759	5.9

		Austria: 0.9%
15,011		Other Securities	320,011	0.9

		Belgium: 1.4%
9,106		Anheuser-Busch InBev NV	504,984	1.4

		Brazil: 3.7%
32,622		Cia Energetica de Minas Gerais ADR	555,879	1.5
28,641		Itau Unibanco Holding SA ADR	547,616	1.5
46,353		Other Securities	252,169	0.7
			1,355,664	3.7

		Canada: 6.2%
10,237		Bank of Nova Scotia	538,569	1.5
25,088		Cameco Corp.	537,636	1.4
41,826		Manulife Financial Corp.	552,521	1.5
20,735		Suncor Energy, Inc.	661,654	1.8
			2,290,380	6.2

		Chile: 1.2%
7,635	L	Sociedad Quimica y Minera de Chile SA ADR	446,648	1.2

		China: 9.8%
594,000		Agile Property Holdings Ltd.	535,417	1.5
641,000		China Longyuan Power Group Corp.	532,304	1.4
264,000		China Unicom Ltd.	530,803	1.4
737,000		Industrial and Commercial Bank of China Ltd.	460,229	1.2
69,000		Ping An Insurance Group Co. of China Ltd.	511,732	1.4
24,700		Tencent Holdings Ltd.	571,251	1.5
76,163		Other Securities	503,548	1.4
			3,645,284	9.8

		Denmark: 1.2%
4,123		Novo-Nordisk A/S	437,724	1.2

		France: 2.3%
27,589		AXA S.A.	443,740	1.2
6,031		Groupe Danone	418,086	1.1
			861,826	2.3

		Germany: 7.9%
10,508		Adidas AG	740,045	2.0
7,305		Bayer AG	465,416	1.3
6,452		Bayerische Motoren Werke AG	524,123	1.4

COMMON STOCK: (continued)
		Germany: (continued)
8,023	@	Deutsche Boerse AG	$442,178	1.2
3,990	L	Wacker Chemie AG	401,592	1.1
25,555		Other Securities	361,831	0.9
			2,935,185	7.9

		Hong Kong: 2.8%
342,000		China Resources Land Ltd.	500,584	1.3
282,850		Li & Fung Ltd.	545,107	1.5
			1,045,691	2.8

		India: 3.5%
16,228		HDFC Bank Ltd. ADR	513,779	1.4
38,092		Vedanta Resources PLC	777,496	2.1
			1,291,275	3.5

		Israel: 2.0%
10,830		Teva Pharmaceutical Industries Ltd. ADR	442,406	1.2
8,762		Other Securities	313,329	0.8
			755,735	2.0

		Italy: 3.3%
87,700	@	Prada SpA	439,697	1.2
17,431		Saipem S.p.A.	778,859	2.1
			1,218,556	3.3

		Japan: 13.2%
18,100		Canon, Inc.	821,700	2.2
3,900		Fanuc Ltd.	630,592	1.7
25,900		Komatsu Ltd.	640,373	1.8
39,000		NGK Insulators Ltd.	449,590	1.2
598		Rakuten, Inc.	655,549	1.8
2,600		SMC Corp.	404,408	1.1
9,500		Terumo Corp.	482,695	1.3
23,700		Toyota Motor Corp.	786,859	2.1
			4,871,766	13.2

		Mexico: 1.2%
17,583		Wal-Mart de Mexico SA de CV ADR	451,883	1.2

		Norway: 2.4%
49,293		Telenor ASA	878,043	2.4

		Russia: 1.5%
46,430		Gazprom OAO ADR	541,838	1.5

		South Korea: 2.3%
2,011	@	Samsung Electronics Co., Ltd. GDR	861,911	2.3

		Spain: 1.2%
24,084	@	Grifols SA	447,781	1.2

		Sweden: 1.6%
5,261		Millicom International Cellular S.A.	580,217	1.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING INTERNATIONAL CAPITAL
APPRECIATION FUND

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Switzerland: 7.8%
24,464	ABB Ltd.	$460,545	1.2
11,170	Adecco S.A.	536,464	1.5
9,085	Compagnie Financiere Richemont S.A.	517,524	1.4
8,589	Holcim Ltd.	543,908	1.5
7,313	Nestle S.A.	422,967	1.1
2,493	Roche Holding AG —Genusschein	409,025	1.1
		2,890,433	7.8

	Taiwan: 1.3%
176,200	Hon Hai Precision Industry Co., Ltd.	483,031	1.3

	United Kingdom: 14.5%
16,447	Anglo American PLC	602,954	1.6
50,300	ARM Holdings PLC	471,959	1.3
29,350	BG Group PLC	636,425	1.7
37,612	British Sky Broadcasting PLC	424,093	1.1
11,671	HSBC Holdings PLC ADR	509,556	1.4
57,149	Prudential PLC	590,298	1.6
61,322	Rolls-Royce Holdings PLC	690,268	1.9
17,212	Schroders PLC	393,951	1.1
18,762	Standard Chartered PLC	437,798	1.2
95,425	Tesco PLC	615,244	1.6
4,231,218	Other Securities	6,803	0.0
		5,379,349	14.5

	Total Common Stock
	(Cost $37,779,852)	36,687,974	99.1

EXCHANGE-TRADED FUNDS: 0.9%
6,817	Other Securities	333,930	0.9

	Total Exchange-Traded Funds
	(Cost $319,730)	333,930	0.9

	Total Long-Term Investments
	(Cost $38,099,582)	37,021,904	100.0

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.1%
	Securities Lending Collateralcc(1): 2.1%
795,990	Citigroup, Inc., Repurchase Agreement dated 10/31/11, 0.13%, due 11/01/11 (Principal Amount $795,990, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.125%, Market Value plus accrued interest $811,910, due 12/29/11–05/15/37) (Cost $795,990)	$795,990	2.1

	Total Short-Term Investments
	(Cost $795,990)	795,990	2.1

	Total Investments in Securities (Cost $38,895,572)	$37,817,894	102.1
	Liabilities in Excess of Other Assets	(790,641)	(2.1)
	Net Assets	$37,027,253	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

ADR	American Depository Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at October 31, 2011.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $40,265,931.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$2,888,755
Gross Unrealized Depreciation	(5,336,792)
Net Unrealized depreciation	$(2,448,037)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING INTERNATIONAL CAPITAL
APPRECIATION FUND

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	13.5%
Consumer Staples	7.1
Energy	12.5
Financials	20.3
Health Care	7.3
Industrials	10.4
Information Technology	10.3
Materials	9.4
Telecommunication Services	3.0
Telecommunications	2.4
Utilities	2.9
Other Long-Term Investments	0.9
Short-Term Investments	2.1
Liabilities in Excess of Other Assets	(2.1)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2011
Asset Table
Investments, at value
Common Stock
Australia	$—	$2,192,759	$—	$2,192,759
Austria	—	320,011	—	320,011
Belgium	—	504,984	—	504,984
Brazil	808,048	547,616	—	1,355,664
Canada	2,290,380	—	—	2,290,380
Chile	—	446,648	—	446,648
China	375,331	3,269,953	—	3,645,284
Denmark	—	437,724	—	437,724
France	—	861,826	—	861,826
Germany	—	2,935,185	—	2,935,185
Hong Kong	—	1,045,691	—	1,045,691
India	513,779	777,496	—	1,291,275
Israel	755,735	—	—	755,735
Italy	439,697	778,859	—	1,218,556
Japan	—	4,871,766	—	4,871,766
Mexico	451,883	—	—	451,883
Norway	—	878,043	—	878,043
Russia	541,838	—	—	541,838
South Korea	—	861,911	—	861,911
Spain	—	447,781	—	447,781
Sweden	—	580,217	—	580,217
Switzerland	—	2,890,433	—	2,890,433
Taiwan	—	483,031	—	483,031
United Kingdom	509,556	4,869,793	—	5,379,349
Total Common Stock	6,686,247	30,001,727	—	36,687,974
Exchange-Traded Funds	333,930	—	—	333,930
Short-Term Investments	—	795,990	—	795,990
Total Investments, at value	$7,020,177	$30,797,717	$—	$37,817,894

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING INTERNATIONAL CAPITAL
APPRECIATION FUND

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending October 31, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended October 31, 2011:

	Beginning Balance 10/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 10/31/2011
Asset Table
Investments, at value
Short-Term Investments	$63,811	$—	$(63,811)	$—	$(15,953)	$15,953	$—	$—	$—
Total Investments, at value	$63,811	$—	$(63,811)	$—	$(15,953)	$15,953	$—	$—	$—

As of October 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011

ING INTERNATIONAL CORE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 94.9%
		Australia: 1.0%
70,662		BHP Billiton Ltd.	$2,766,028	0.8
152,765		Other Securities	767,312	0.2
			3,533,340	1.0

		Belgium: 0.4%
35,132		Other Securities	1,502,917	0.4

		Brazil: 4.4%
118,000		Petroleo Brasileiro SA ADR	3,187,180	0.9
1,288,403		Other Securities	12,258,299	3.5
			15,445,479	4.4

		Canada: 4.9%
39,801		Canadian National Railway Co.	3,117,795	0.9
104,916		Canadian Natural Resources Ltd.	3,700,875	1.0
64,195		Potash Corp. of Saskatchewan	3,038,349	0.9
418,800		Other Securities	7,393,262	2.1
			17,250,281	4.9

		Chile: 0.3%
50,200		Other Securities	985,426	0.3

		China: 5.1%
274,900	#,@	CITIC Securities Co. Ltd.	547,762	0.1
1,811,065		CNOOC Ltd.	3,423,564	1.0
7,185,584		Other Securities	13,931,871	4.0
			17,903,197	5.1

		Denmark: 1.3%
36,650		Novo-Nordisk A/S	3,891,000	1.1
33,665		Other Securities	674,448	0.2
			4,565,448	1.3

		Finland: 0.4%
31,379		Other Securities	1,437,273	0.4

		France: 9.8%
27,300		Air Liquide	3,524,904	1.0
38,844		Cie Generale D’Optique Essilor International S.A.	2,807,420	0.8
65,924		Groupe Danone	4,570,042	1.3
26,900		LVMH Moet Hennessy Louis Vuitton S.A.	4,458,517	1.3
39,774		Pernod-Ricard S.A.	3,701,152	1.1
14,911		Unibail	2,964,447	0.9
238,347		Other Securities	12,032,777	3.4
			34,059,259	9.8

		Germany: 8.3%
55,817		Adidas AG	3,931,012	1.1
39,019	@	Continental AG	2,909,572	0.8
50,711		Fresenius Medical Care AG & Co. KGaA	3,694,080	1.1
348,524		Infineon Technologies AG	3,137,836	0.9

COMMON STOCK: (continued)
		Germany: (continued)
108,520		SAP AG	$6,561,981	1.9
34,880		Siemens AG	3,656,153	1.0
69,743		Other Securities	5,245,336	1.5
			29,135,970	8.3

		Hong Kong: 2.2%
1,238,000		AIA Group Ltd.	3,785,481	1.1
187,500		Hong Kong Exchanges and Clearing Ltd.	3,178,481	0.9
344,000		Other Securities	690,934	0.2
			7,654,896	2.2

		Ireland: 1.2%
163,313		CRH PLC	2,954,757	0.8
105,400		Other Securities	1,263,746	0.4
			4,218,503	1.2

		Israel: 2.0%
121,623		Teva Pharmaceutical Industries Ltd. ADR	4,968,299	1.4
32,000		Other Securities	1,844,160	0.6
			6,812,459	2.0

		Italy: 0.8%
532,922		Other Securities	2,605,014	0.8

		Japan: 10.5%
141,230		Komatsu Ltd.	3,491,885	1.0
1,118,600		Mitsubishi UFJ Financial Group, Inc.	4,861,366	1.4
96,300		Toyota Motor Corp.	3,197,235	0.9
591,275		Other Securities	25,233,306	7.2
			36,783,792	10.5

		Malaysia: 0.1%
355,000		Other Securities	446,134	0.1

		Mexico: 0.7%
963,395		Other Securities	2,486,740	0.7

		Netherlands: 0.9%
95,626		Other Securities	3,204,714	0.9

		Norway: 0.3%
64,028		Other Securities	1,140,514	0.3

		Singapore: 0.2%
64,000		Other Securities	593,009	0.2

		South Africa: 0.1%
21,643		Other Securities	316,849	0.1

		South Korea: 3.2%
18,446		Hyundai Motor Co.	3,714,811	1.1
4,751		Samsung Electronics Co., Ltd.	4,089,952	1.2
116,260		Other Securities	3,287,453	0.9
			11,092,216	3.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING INTERNATIONAL CORE FUND

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Spain: 1.0%
158,011	Telefonica S.A.	$3,357,989	1.0

	Sweden: 1.5%
102,093	Hennes & Mauritz AB	3,375,639	1.0
77,441	Other Securities	1,880,651	0.5
		5,256,290	1.5

	Switzerland: 9.3%
70,900	Nestle S.A.	4,100,693	1.2
70,608	Novartis AG	3,977,721	1.1
26,666	Roche Holding AG —Genusschein	4,375,075	1.3
50,842	Swiss Re Ltd.	2,775,897	0.8
620,881	Other Securities	17,261,086	4.9
		32,490,472	9.3

	Taiwan: 1.5%
126,154	HTC Corp.	2,835,128	0.8
1,241,220	Other Securities	2,501,417	0.7
		5,336,545	1.5

	Turkey: 0.4%
438,394	Other Securities	1,538,136	0.4

	United Kingdom: 21.0%
70,263	AstraZeneca PLC	3,373,264	1.0
342,325	BG Group PLC	7,422,970	2.1
391,548	BP PLC	2,881,333	0.8
128,843	British American Tobacco PLC	5,907,485	1.7
90,117	Carnival PLC	3,297,329	1.0
129,347	Imperial Tobacco Group PLC	4,711,705	1.4
700,831	Kingfisher PLC	2,903,605	0.8
480,143	National Grid PLC	4,773,595	1.4
71,029	Reckitt Benckiser PLC	3,645,894	1.0
397,151	Rolls-Royce Holdings PLC	4,470,512	1.3
225,484	Standard Chartered PLC	5,261,511	1.5
982,695	Tesco PLC	6,335,835	1.8
2,285,695	Vodafone Group PLC	6,346,649	1.8
28,191,832	Other Securities	12,003,081	3.4
		73,334,768	21.0

	United States: 2.1%
50,621	Schlumberger Ltd.	3,719,125	1.1
88,152	Other Securities	3,568,183	1.0
		7,287,308	2.1

	Total Common Stock
	(Cost $352,612,136)	331,774,938	94.9

PREFERRED STOCK: 1.0%
	Germany: 1.0%
20,800	Volkswagen AG	3,622,314	1.0

	Total Preferred Stock
	(Cost $3,503,971)	3,622,314	1.0

WARRANTS: 0.3%
	Telecommunications: 0.3%
107,481	Other Securities	$863,825	0.3

	Total Warrants
	(Cost $824,306)	863,825	0.3

	Total Long-Term Investments
	(Cost $356,940,413)	336,261,077	96.2

SHORT-TERM INVESTMENTS: 5.9%
	Mutual Funds: 5.9%
20,626,938	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $20,626,938)	20,626,938	5.9

	Total Short-Term Investments
	(Cost $20,626,938)	20,626,938	5.9

	Total Investments in Securities (Cost $377,567,351)	$356,888,015	102.1
	Liabilities in Excess of Other Assets	(7,274,562)	(2.1)
	Net Assets	$349,613,453	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

ADR	American Depository Receipt

Cost for federal income tax purposes is $381,953,632.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$7,030,902
Gross Unrealized Depreciation	(32,096,519)
Net Unrealized depreciation	$(25,065,617)

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	13.9%
Consumer Staples	13.1
Energy	9.5
Financials	16.5
Health Care	10.0
Industrials	12.3
Information Technology	8.8
Materials	6.2
Telecommunications	4.2
Utilities	1.7
Short-Term Investments	5.9
Liabilities in Excess of Other Assets	(2.1)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING INTERNATIONAL CORE FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2011
Asset Table
Investments, at value
Common Stock
Australia	$—	$3,533,340	$—	$3,533,340
Belgium	—	1,502,917	—	1,502,917
Brazil	14,474,183	971,296	—	15,445,479
Canada	17,250,281	—	—	17,250,281
Chile	985,426	—	—	985,426
China	547,762	17,355,435	—	17,903,197
Denmark	—	4,565,448	—	4,565,448
Finland	—	1,437,273	—	1,437,273
France	—	34,059,259	—	34,059,259
Germany	—	29,135,970	—	29,135,970
Hong Kong	—	7,654,896	—	7,654,896
Ireland	1,263,746	2,954,757	—	4,218,503
Israel	6,812,459	—	—	6,812,459
Italy	—	2,605,014	—	2,605,014
Japan	—	36,783,792	—	36,783,792
Malaysia	—	446,134	—	446,134
Mexico	2,486,740	—	—	2,486,740
Netherlands	2,233,701	971,013	—	3,204,714
Norway	—	1,140,514	—	1,140,514
Singapore	—	593,009	—	593,009
South Africa	—	316,849	—	316,849
South Korea	—	11,092,216	—	11,092,216
Spain	—	3,357,989	—	3,357,989
Sweden	—	5,256,290	—	5,256,290
Switzerland	—	32,490,472	—	32,490,472
Taiwan	—	5,336,545	—	5,336,545
Turkey	—	1,538,136	—	1,538,136
United Kingdom	2,304,224	70,986,858	43,686	73,334,768
United States	7,287,308	—	—	7,287,308
Total Common Stock	55,645,830	276,085,422	43,686	331,774,938
Preferred Stock	—	3,622,314	—	3,622,314
Warrants	—	863,825	—	863,825
Short-Term Investments	20,626,938	—	—	20,626,938
Total Investments, at value	$76,272,768	$280,571,561	$43,686	$356,888,015
Other Financial Instruments+
Forward Foreign Currency Contracts	—	288,355	—	288,355
Total Assets	$76,272,768	$280,859,916	$43,686	$357,176,370

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending October 31, 2011.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING INTERNATIONAL CORE FUND

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended October 31, 2011:

	Beginning Balance 10/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 10/31/2011
Asset Table
Investments, at value
Common Stock	$—	$44,057	$—	$—	$—	$(371)	$—	$—	$43,686
Total Investments, at value	$—	$44,057	$—	$—	$—	$(371)	$—	$—	$43,686

As of October 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $(371).

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

At October 31, 2011 , the following forward foreign currency contracts were outstanding for the ING International Core Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
State Street Bank	EU Euro	936,900	Sell	11/09/11	$1,322,687	$1,296,275	$26,412
State Street Bank	EU Euro	2,620,100	Sell	11/09/11	3,763,643	3,625,117	138,526
State Street Bank	EU Euro	2,441,800	Sell	11/09/11	3,499,392	3,378,424	120,968
UBS Warburg LLC	Australian Dollar	172,202	Sell	11/03/11	183,866	181,417	2,449
							$288,355

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$288,355
Total Asset Derivatives		$288,355

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended October 31, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(1,972,528)
Total	$(1,972,528)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$288,355
Total	$288,355

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011

ING INTERNATIONAL GROWTH FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.1%
		Australia: 4.7%
149,673		Brambles Ltd.	$1,034,675	0.7
31,828		Cochlear Ltd.	1,954,247	1.3
145,652	L	Seek Ltd.	944,276	0.6
776,977		Other Securities	3,171,098	2.1
			7,104,296	4.7

		Belgium: 1.9%
15,823		Groupe Bruxelles Lambert S.A.	1,216,260	0.8
33,984		Other Securities	1,610,687	1.1
			2,826,947	1.9

		Brazil: 3.9%
98,900		Itau Unibanco Holding SA ADR	1,890,968	1.2
53,900		Petroleo Brasileiro SA ADR	1,363,131	0.9
321,300		Other Securities	2,646,630	1.8
			5,900,729	3.9

		Canada: 1.5%
53,600		Other Securities	2,244,085	1.5

		China: 4.8%
4,025,612		Other Securities	7,260,829	4.8

		Denmark: 3.8%
34,608		Carlsberg A/S	2,342,972	1.6
14,579		Novo-Nordisk A/S	1,547,801	1.0
6,760		Novozymes A/S	1,003,874	0.7
27,936		Other Securities	811,995	0.5
			5,706,642	3.8

		Finland: 1.1%
22,121		Kone OYJ	1,217,911	0.8
72,307		Other Securities	486,567	0.3
			1,704,478	1.1

		France: 5.0%
11,018		BioMerieux	956,031	0.6
22,465		Total S.A.	1,172,162	0.8
133,401		Other Securities	5,409,079	3.6
			7,537,272	5.0

		Germany: 3.3%
14,686		Adidas AG	1,034,288	0.7
85,554		Other Securities	3,900,277	2.6
			4,934,565	3.3

		Hong Kong: 3.9%
274,000		Hang Lung Properties Ltd.	997,858	0.7
1,014,000		Li & Fung Ltd.	1,954,175	1.3
921,700		Other Securities	2,827,740	1.9
			5,779,773	3.9

		India: 2.3%
56,149		Mahindra & Mahindra Ltd. GDR	994,837	0.7

COMMON STOCK: (continued)
		India: (continued)
11,052	#	Reliance Industries Ltd. GDR	$399,575	0.3
400,211		Other Securities	1,992,730	1.3
			3,387,142	2.3

		Indonesia: 0.3%
538,338		Other Securities	494,543	0.3

		Ireland: 0.4%
9,600		Other Securities	578,496	0.4

		Israel: 0.5%
122,943		Other Securities	751,182	0.5

		Italy: 0.3%
186,621		Other Securities	499,290	0.3

		Japan: 12.9%
61,300		Asahi Group Holdings, Ltd	1,254,875	0.8
215		Inpex Holdings, Inc.	1,419,448	0.9
54,200		Kao Corp.	1,421,903	0.9
108,600		Namco Bandai Holdings, Inc.	1,574,656	1.1
907		Rakuten, Inc.	994,286	0.7
20,500		Sankyo Co., Ltd.	1,071,265	0.7
58,500		THK Co., Ltd.	1,140,106	0.8
373,024		Other Securities	10,487,623	7.0
			19,364,162	12.9

		Kazakhstan: 0.5%
47,750		Other Securities	811,828	0.5

		Mexico: 0.3%
15,006		Other Securities	406,827	0.3

		Netherlands: 1.6%
32,424		Royal Dutch Shell PLC — Class B	1,163,312	0.8
59,087		Other Securities	1,200,090	0.8
			2,363,402	1.6

		Norway: 0.8%
42,390		Other Securities	1,213,811	0.8

		Portugal: 0.3%
26,542		Other Securities	455,138	0.3

		Russia: 0.1%
8,537		Other Securities	216,997	0.1

		Singapore: 1.3%
102,775		United Overseas Bank Ltd.	1,393,890	0.9
61,000		Other Securities	595,834	0.4
			1,989,724	1.3

		South Africa: 0.6%
157,002		Other Securities	820,338	0.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING INTERNATIONAL GROWTH FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		South Korea: 1.6%
4,306		Samsung Electronics Co., Ltd. GDR	$1,845,543	1.2
2,244		Other Securities	551,068	0.4
			2,396,611	1.6

		Spain: 2.0%
19,881		Corporacion Financiera Alba SA	968,061	0.7
205,700	@	Distribuidora Internacional de Alimentacion SA	940,693	0.6
82,026		Other Securities	1,021,431	0.7
			2,930,185	2.0

		Sweden: 4.4%
105,277		Atlas Copco AB — Class B	2,045,789	1.4
59,002		Scania AB — B Shares	990,050	0.6
71,929		Svenska Handelsbanken AB	2,065,835	1.4
73,600		Other Securities	1,551,008	1.0
			6,652,682	4.4

		Switzerland: 9.1%
5,220		Geberit AG — Reg	1,069,043	0.7
6,932	@	Mettler Toledo International, Inc.	1,064,755	0.7
47,358		Nestle S.A.	2,739,078	1.8
15,913		Roche Holding AG —Genusschein	2,610,836	1.8
10,543		Schindler Holding AG	1,234,636	0.8
159,687		Other Securities	4,949,750	3.3
			13,668,098	9.1

		Taiwan: 1.4%
409,690		Other Securities	2,138,158	1.4

		Turkey: 0.9%
365,076		Turkiye Garanti Bankasi A/S	1,280,895	0.9

		United Arab Emirates: 0.2%
25,722		Other Securities	279,840	0.2

		United Kingdom: 21.0%
44,633	@	ASOS PLC	1,112,794	0.7
83,656		BG Group PLC	1,813,995	1.2
74,169		BHP Billiton PLC	2,335,541	1.5
36,000		Imperial Tobacco Group PLC	1,311,367	0.9
48,568		Intertek Group PLC	1,601,323	1.1
49,000		Johnson Matthey PLC	1,473,867	1.0
61,756		Rightmove PLC	1,292,121	0.9
74,185		Standard Chartered PLC	1,731,055	1.1
154,913		Tesco PLC	998,787	0.7
54,289		Unilever PLC	1,819,774	1.2

COMMON STOCK: (continued)
		United Kingdom: (continued)
34,000		Weir Group PLC	$1,041,650	0.7
112,007		WPP PLC	1,159,390	0.8
4,951,235		Other Securities	13,872,865	9.2
			31,564,529	21.0

		United States: 2.4%
39,688		Coca-Cola Enterprises, Inc.	1,064,432	0.7
126,297		Other Securities	2,495,459	1.7
			3,559,891	2.4

		Total Common Stock
		(Cost $162,893,388)	148,823,385	99.1

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.1%
	Securities Lending Collateralcc(1): 1.8%
785,702	Daiwa Capital Markets, Repurchase Agreement dated 10/31/11, 0.12%, due 11/01/11 (Principal Amount $785,702, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–8.750%, Market Value plus accrued interest $801,406, due 12/22/11–03/01/48)	785,702	0.5
1,000,000	Deutsche Bank AG, Repurchase Agreement dated 10/31/11, 0.12%, due 11/01/11 (Principal Amount $1,000,000, collateralized by various U.S. Government Agency Obligations, 1.750%–7.000%, Market Value plus accrued interest $1,020,000, due 07/01/12–10/01/41)	1,000,000	0.7
1,000,000	UBS Warburg LLC, Repurchase Agreement dated 10/31/11, 0.12%, due 11/01/11 (Principal Amount $1,000,000, collateralized by various U.S. Government Agency Obligations, 2.454%–7.000%, Market Value plus accrued interest $1,020,000, due 04/01/14–07/01/48)	1,000,000	0.6
		2,785,702	1.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING INTERNATIONAL GROWTH FUND

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Mutual Funds: 0.3%
413,093	@	T. Rowe Price Reserve Investment Fund (Cost $413,093)	$413,093	0.3

		Total Short-Term Investments
		(Cost $3,198,795)	3,198,795	2.1

		Total Investments in Securities (Cost $166,092,183)	$152,022,180	101.2
		Liabilities in Excess of Other Assets	(1,790,474)	(1.2)
		Net Assets	$150,231,706	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

ADR	American Depository Receipt

GDR	Global Depository Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at October 31, 2011.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $166,202,586.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$5,074,782
Gross Unrealized Depreciation	(19,255,187)
Net Unrealized depreciation	$(14,180,405)

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	19.3%
Consumer Staples	13.8
Energy	9.1
Financials	17.7
Health Care	8.7
Industrials	15.6
Information Technology	6.7
Materials	6.8
Telecommunications	1.2
Utilities	0.2
Short-Term Investments	2.1
Liabilities in Excess of Other Assets	(1.2)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2011
Asset Table
Investments, at value
Common Stock
Australia	$—	$7,104,296	$—	$7,104,296
Belgium	—	2,826,947	—	2,826,947
Brazil	4,009,761	1,890,968	—	5,900,729
Canada	2,244,085	—	—	2,244,085
China	2,697,125	4,563,704	—	7,260,829
Denmark	—	5,706,642	—	5,706,642
Finland	—	1,704,478	—	1,704,478
France	—	7,537,272	—	7,537,272
Germany	—	4,934,565	—	4,934,565
Hong Kong	—	5,779,773	—	5,779,773
India	591,759	2,795,383	—	3,387,142
Indonesia	251,777	242,766	—	494,543
Ireland	578,496	—	—	578,496
Israel	751,182	—	—	751,182
Italy	262,213	237,077	—	499,290
Japan	—	19,364,162	—	19,364,162
Kazakhstan	—	811,828	—	811,828
Mexico	—	406,827	—	406,827
Netherlands	—	2,363,402	—	2,363,402
Norway	—	1,213,811	—	1,213,811

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING INTERNATIONAL GROWTH FUND

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2011
Portugal	$—	$455,138	$—	$455,138
Russia	—	216,997	—	216,997
Singapore	—	1,989,724	—	1,989,724
South Africa	—	820,338	—	820,338
South Korea	—	2,396,611	—	2,396,611
Spain	940,693	1,989,492	—	2,930,185
Sweden	—	6,652,682	—	6,652,682
Switzerland	1,064,755	12,603,343	—	13,668,098
Taiwan	875,828	1,262,330	—	2,138,158
Turkey	—	1,280,895	—	1,280,895
United Arab Emirates	—	279,840	—	279,840
United Kingdom	—	31,558,868	5,661	31,564,529
United States	3,559,891	—	—	3,559,891
Total Common Stock	17,827,565	130,990,159	5,661	148,823,385
Short-Term Investments	413,093	2,785,702	—	3,198,795
Total Investments, at value	$18,240,658	$133,775,861	$5,661	$152,022,180
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(3,916)	$—	$(3,916)
Total Liabilities	$—	$(3,916)	$—	$(3,916)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending October 31, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended October 31, 2011:

	Beginning Balance 10/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 10/31/2011
Asset Table
Investments, at value
Common Stock	$—	$5,546	$—	$—	$—	$115	$—	$—	$5,661
Total Investments, at value	$—	$5,546	$—	$—	$—	$115	$—	$—	$5,661

As of October 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $115.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

At October 31, 2011, the following forward foreign currency contracts were outstanding for the ING International Growth Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
The Bank of New York Mellon Corp.	Australian Dollar	119,710	Buy	11/02/11	$127,706	$126,161	$(1,545)
The Bank of New York Mellon Corp.	Australian Dollar	128,261	Buy	11/03/11	137,496	135,125	(2,371)
							$(3,916)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING INTERNATIONAL GROWTH FUND

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$3,916
Total Liability Derivatives		$3,916

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended October 31, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$391,343
Total	$391,343

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(3,916)
Total	$(3,916)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011

ING INTERNATIONAL REAL ESTATE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.2%
		Australia: 17.1%
7,164,657		Dexus Property Group	$6,373,378	1.3
10,710,622		Goodman Group	6,960,177	1.5
2,185,040		GPT Group	7,211,258	1.5
6,019,600		Investa Office Fund	3,935,287	0.8
4,169,417		Mirvac Group	5,459,785	1.2
2,226,900		Stockland	7,353,663	1.6
2,789,676		Westfield Group	22,457,889	4.7
4,503,790		Westfield Retail Trust	12,002,544	2.5
6,093,100		Other Securities	9,590,591	2.0
			81,344,572	17.1

		Austria: 0.8%
1,017,518		Other Securities	3,805,306	0.8

		Brazil: 0.4%
157,200		Other Securities	1,784,128	0.4

		Canada: 5.5%
618,550		Brookfield Properties Co.	10,218,446	2.2
399,200		RioCan Real Estate Investment Trust	10,128,686	2.1
196,200		Other Securities	5,608,717	1.2
			25,955,849	5.5

		China: 0.6%
2,058,000		Other Securities	3,001,129	0.6

		Finland: 0.3%
372,810		Other Securities	1,373,004	0.3

		France: 7.4%
54,555		ICADE	4,882,540	1.0
108,809		Unibail	21,632,251	4.6
187,194		Other Securities	8,383,810	1.8
			34,898,601	7.4

		Germany: 1.2%
100,540	@	GSW Immobilien AG	3,266,444	0.7
252,200		Other Securities	2,273,755	0.5
			5,540,199	1.2

		Hong Kong: 19.6%
1,756,965		Cheung Kong Holdings Ltd.	21,779,217	4.6
3,744,895		Hang Lung Properties Ltd.	13,638,219	2.9
1,275,694		Hongkong Land Holdings Ltd.	6,703,819	1.4
1,324,600		Kerry Properties Ltd.	4,861,190	1.0
2,979,400		Link Real Estate Investment Trust	10,231,979	2.2
2,522,000		Sino Land Co.	3,986,619	0.8
1,702,800		Sun Hung Kai Properties Ltd.	23,445,476	4.9
1,294,285		Wharf Holdings Ltd.	6,884,621	1.5

COMMON STOCK: (continued)
		Hong Kong: (continued)
250,000		Other Securities	$1,366,507	0.3
			92,897,647	19.6

		Italy: 0.1%
1,179,920		Other Securities	709,088	0.1

		Japan: 22.7%
3,200		Advance Residence Investment Corp.	6,062,123	1.3
167,600		Aeon Mall Co., Ltd.	3,885,645	0.8
112,600		Daito Trust Construction Co., Ltd.	9,976,423	2.1
388		Frontier Real Estate Investment Corp.	3,364,561	0.7
2,873		Japan Retail Fund Investment Corp.	4,447,327	0.9
1,369		Kenedix Realty Investment Corp.	3,969,924	0.8
1,595,400		Mitsubishi Estate Co., Ltd.	27,021,354	5.7
1,218,477		Mitsui Fudosan Co., Ltd.	20,263,622	4.3
878		Nippon Building Fund, Inc.	8,478,590	1.8
250,000		Nomura Real Estate Holdings, Inc.	4,030,155	0.9
252,100		Sumitomo Realty & Development Co., Ltd.	5,225,309	1.1
4,123		United Urban Investment Corp.	4,649,267	1.0
829		Other Securities	6,393,323	1.3
			107,767,623	22.7

		Netherlands: 1.4%
121,110		Corio NV	6,154,611	1.3
17,170		Other Securities	732,328	0.1
			6,886,939	1.4

		Singapore: 8.7%
2,527,000		Ascendas Real Estate Investment Trust	4,111,289	0.9
4,444,900		CapitaCommercial Trust	3,970,725	0.8
5,188,400		CapitaLand Ltd.	11,178,128	2.4
3,936,583		CapitaMall Trust	5,848,888	1.2
3,555,100	@	Global Logistic Properties Ltd.	4,949,876	1.0
4,793,000		Mapletree Commercial Trust	3,309,355	0.7
3,451,400		Mapletree Industrial Trust	3,174,529	0.7
2,571,900		Other Securities	4,823,042	1.0
			41,365,832	8.7

		Sweden: 1.8%
212,316		Castellum AB	2,874,304	0.6
270,173		Hufvudstaden AB	2,931,103	0.6
232,200		Other Securities	2,591,207	0.6
			8,396,614	1.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING INTERNATIONAL REAL ESTATE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Switzerland: 1.9%
54,340		PSP Swiss Property AG	$4,943,864	1.0
50,919		Swiss Prime Site AG	4,164,399	0.9
			9,108,263	1.9

		United Kingdom: 9.7%
650,430		British Land Co. PLC	5,321,243	1.1
663,960		Great Portland Estates PLC	3,969,195	0.8
1,309,251		Hammerson PLC	8,553,466	1.8
928,181		Land Securities Group PLC	10,158,380	2.2
2,443,730	@	LXB Retail Properties PLC	3,968,561	0.8
4,734,203		Other Securities	14,076,732	3.0
			46,047,577	9.7

		Total Common Stock
		(Cost $418,617,759)	470,882,371	99.2
		Assets in Excess of Other Liabilities	3,777,816	0.8
		Net Assets	$474,660,187	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

Cost for federal income tax purposes is $483,876,310.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$41,540,132
Gross Unrealized Depreciation	(54,534,071)
Net Unrealized depreciation	$(12,993,939)

Sector Diversification	Percentage of Net Assets
Financials	99.2%
Assets in Excess of Other Liabilities	0.8
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2011
Asset Table
Investments, at value
Common Stock
Australia	$—	$81,344,572	$—	$81,344,572
Austria	—	3,805,306	—	3,805,306
Brazil	1,784,128	—	—	1,784,128
Canada	25,955,849	—	—	25,955,849
China	—	3,001,129	—	3,001,129
Finland	—	1,373,004	—	1,373,004
France	—	34,898,601	—	34,898,601
Germany	1,174,067	4,366,132	—	5,540,199
Hong Kong	—	92,897,647	—	92,897,647
Italy	—	709,088	—	709,088
Japan	—	107,767,623	—	107,767,623
Netherlands	—	6,886,939	—	6,886,939
Singapore	—	41,365,832	—	41,365,832
Sweden	—	8,396,614	—	8,396,614
Switzerland	—	9,108,263	—	9,108,263
United Kingdom	6,951,591	39,095,986	—	46,047,577
Total Common Stock	35,865,635	435,016,736	—	470,882,371
Total Investments, at value	$35,865,635	$435,016,736	$—	$470,882,371

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending October 31, 2011.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011

ING INTERNATIONAL
SMALLCAP MULTI-MANAGER FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.8%
		Australia: 7.6%
230,335		Amcor Ltd.	$1,685,180	0.6
129,811		Ansell Ltd.	1,898,643	0.6
131,080		Caltex Australia Ltd.	1,820,429	0.6
204,672		Computershare Ltd.	1,617,506	0.5
603,376		Myer Holdings Ltd.	1,646,826	0.5
12,366,138		Other Securities	14,623,431	4.8
			23,292,015	7.6

		Austria: 1.4%
20,000		Kapsch TrafficCom AG	1,498,561	0.5
14,000		Mayr Melnhof Karton AG	1,296,045	0.4
36,825		Other Securities	1,368,635	0.5
			4,163,241	1.4

		Belgium: 1.3%
41,799		Tessenderlo Chemie NV	1,296,947	0.4
406,341		Other Securities	2,804,416	0.9
			4,101,363	1.3

		Bermuda: 0.0%
6,361		Other Securities	46,372	0.0

		Brazil: 0.8%
253,718		Other Securities	2,329,650	0.8

		Canada: 3.8%
997,391		Other Securities	11,805,104	3.8

		China: 2.9%
25,955,138		Other Securities	8,872,734	2.9

		Denmark: 1.2%
147,437		Other Securities	3,615,415	1.2

		Egypt: 0.0%
11,431		Other Securities	31,376	0.0

		Finland: 0.1%
35,701		Other Securities	182,371	0.1

		France: 4.6%
25,082		Arkema	1,704,550	0.6
45,000		Bourbon SA	1,249,027	0.4
170,000		Groupe Eurotunnel S.A.	1,531,349	0.5
61,611		Peugeot S.A.	1,340,551	0.4
52,143		Rallye SA	1,667,155	0.5
426,570		Other Securities	6,681,383	2.2
			14,174,015	4.6

		Germany: 7.6%
36,174		Aurubis AG	2,040,985	0.7
50,653		Bechtle AG	1,889,616	0.6
16,000		Bilfinger Berger AG	1,428,138	0.5
18,414		Draegerwerk AG & Co. KGaA	1,929,103	0.6
190,000		Freenet AG	2,449,443	0.8

COMMON STOCK: (continued)
		Germany: (continued)
34,000		Rheinmetall AG	$1,803,151	0.6
679,253		Other Securities	11,881,664	3.8
			23,422,100	7.6

		Guernsey: 0.0%
5,369		Other Securities	35,167	0.0

		Hong Kong: 3.5%
5,538,000		EVA Precision Industrial Holdings Ltd.	1,430,195	0.4
827,500		Ports Design Ltd.	1,475,570	0.5
49,474,046		Other Securities	7,919,485	2.6
			10,825,250	3.5

		India: 0.8%
960,111		Other Securities	2,542,877	0.8

		Indonesia: 0.5%
25,421,348		Other Securities	1,421,515	0.5

		Ireland: 0.9%
592,309		Other Securities	2,822,060	0.9

		Israel: 0.3%
191,087		Other Securities	914,330	0.3

		Italy: 2.6%
203,333		Azimut Holding S.p.A.	1,584,938	0.5
1,123,379		Other Securities	6,518,285	2.1
			8,103,223	2.6

		Japan: 19.7%
353,000		JFE Shoji Holdings, Inc.	1,431,932	0.5
1,566,000	@	Kanematsu Corp.	1,320,403	0.4
85,600		Modec, Inc.	1,494,347	0.5
55,800		Musashi Seimitsu Industry Co., Ltd.	1,319,082	0.4
161,000		Nippo Corp.	1,417,895	0.5
51,534		Unipres Corp.	1,405,682	0.4
1,049,000		Yuasa Trading Co., Ltd.	1,465,738	0.5
8,672,991		Other Securities	50,786,470	16.5
			60,641,549	19.7

		Malaysia: 0.7%
2,623,072		Other Securities	2,082,108	0.7

		Mexico: 0.0%
129,700		Other Securities	130,847	0.0

		Netherlands: 2.7%
115,000		Delta Lloyd NV	2,019,341	0.7
23,000		Fugro NV	1,350,795	0.4
69,500		Imtech NV	2,053,158	0.7
39,500		Ten Cate NV	1,356,003	0.4
504,676		Other Securities	1,569,943	0.5
			8,349,240	2.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING INTERNATIONAL
SMALLCAP MULTI-MANAGER FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		New Zealand: 0.7%
84,353		Fletcher Building Ltd.	$450,736	0.1
328,324		Fletcher Building Ltd.	1,750,768	0.6
			2,201,504	0.7

		Norway: 1.2%
1,365,134		Other Securities	3,800,033	1.2

		Pakistan: 0.1%
1,375,131		Other Securities	173,572	0.1

		Philippines: 0.1%
9,190		Other Securities	194,648	0.1

		Poland: 0.1%
160,702		Other Securities	277,180	0.1

		Portugal: 0.0%
9,504		Other Securities	71,549	0.0

		Russia: 0.2%
120,000		Other Securities	577,291	0.2

		Singapore: 3.8%
2,027,000	@	Biosensors International Group Ltd.	2,259,624	0.8
1,183,000		First Resources Ltd.	1,324,501	0.4
239,618	@	Flextronics International Ltd.	1,573,092	0.5
10,025,176		Other Securities	6,494,535	2.1
			11,651,752	3.8

		South Africa: 0.1%
78,314		Other Securities	301,084	0.1

		South Korea: 3.7%
43,010		Hankook Tire Co. Ltd	1,716,707	0.6
7,920		Mando Corp.	1,356,547	0.4
27,051		SeAH Steel Corp.	2,001,605	0.6
550,101		Other Securities	6,396,450	2.1
			11,471,309	3.7

		Spain: 0.3%
47,490		Other Securities	769,348	0.3

		Sweden: 1.4%
893,894		Other Securities	4,319,554	1.4

		Switzerland: 3.6%
3,834		Forbo Holding AG	1,811,858	0.6
40,000	@	Gategroup Holding AG	1,357,721	0.4
4,430		Helvetia Holding AG	1,618,633	0.5
7,057		Valora Holding AG	1,465,643	0.5
125,520		Other Securities	4,846,201	1.6
			11,100,056	3.6

COMMON STOCK: (continued)
		Taiwan: 1.2%
9,207,544		Other Securities	$3,671,796	1.2

		Thailand: 0.8%
10,401,100		Other Securities	2,489,764	0.8

		Turkey: 0.1%
282,648		Other Securities	423,734	0.1

		United Arab Emirates: 0.3%
200,000		Other Securities	775,296	0.3

		United Kingdom: 16.7%
169,079		Davis Service Group PLC	1,259,706	0.4
70,000		DCC Group PLC	1,965,023	0.6
302,895		Drax Group PLC	2,636,716	0.9
254,900		Investec PLC	1,543,969	0.5
60,000		Kier Group PLC	1,353,368	0.5
662,839		Senior Plc	1,767,361	0.6
27,206,911		Other Securities	40,732,478	13.2
			51,258,621	16.7

		United States: 0.4%
467,291		Other Securities	1,338,955	0.4

		Total Common Stock
		(Cost $297,895,322)	300,770,968	97.8

RIGHTS: 0.0%
		Hong Kong: 0.0%
37,500		Other Securities	12,795	0.0

		South Korea: 0.0%
1,618		Other Securities	5,261	0.0

		Total Rights
		(Cost $—)	18,056	0.0

		Total Long-Term Investments
		(Cost $297,345,334)	300,789,024	97.8

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.5%
	Securities Lending Collateralcc(1): 0.1%
285,403	BNP Paribas Bank, Repurchase Agreement dated 10/31/11, 0.12%, due 11/01/11 (Principal Amount $285,403, collateralized by various U.S. Government Agency Obligations,3.500%–6.500%, Market Value plus accrued interest $291,111, due 07/01/20–11/01/41) (Cost $285,403)	285,403	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING INTERNATIONAL
SMALLCAP MULTI-MANAGER FUND

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.4%
1,305,820	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $1,305,820)	$1,305,820	0.4

	Total Short-Term Investments
	(Cost $1,591,223)	1,591,223	0.5

	Total Investments in Securities (Cost $298,936,557)	$302,380,247	98.3
	Assets in Excess of Other Liabilities	5,288,720	1.7
	Net Assets	$307,668,967	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $300,837,453.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$50,894,512
Gross Unrealized Depreciation	(49,351,718)
Net Unrealized appreciation	$1,542,794

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	18.0%
Consumer Staples	6.6
Energy	5.2
Financials	11.7
Health Care	5.8
Industrials	24.3
Information Technology	9.1
Materials	13.7
Telecommunications	1.8
Utilities	1.6
Short-Term Investments	0.5
Assets in Excess of Other Liabilities	1.7
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2011
Asset Table
Investments, at value
Common Stock
Australia	$100,823	$23,191,192	$—	$23,292,015
Austria	—	4,163,241	—	4,163,241
Belgium	50	4,101,313	—	4,101,363
Bermuda	46,372	—	—	46,372
Brazil	2,329,650	—	—	2,329,650
Canada	11,805,104	—	—	11,805,104
China	2,544,769	6,255,888	72,077	8,872,734
Denmark	810,663	2,804,752	—	3,615,415
Egypt	—	31,376	—	31,376
Finland	—	182,371	—	182,371
France	1,027,354	13,146,661	—	14,174,015
Germany	843,568	22,578,532	—	23,422,100
Guernsey	35,167	—	—	35,167
Hong Kong	27,645	10,734,827	62,778	10,825,250
India	—	2,542,877	—	2,542,877
Indonesia	—	1,421,515	—	1,421,515
Ireland	1,448,457	1,373,603	—	2,822,060
Israel	—	914,330	—	914,330
Italy	393,399	7,709,824	—	8,103,223
Japan	18,080	60,623,469	—	60,641,549
Malaysia	—	2,082,108	—	2,082,108
Mexico	130,847	—	—	130,847
Netherlands	75,775	8,273,465	—	8,349,240
New Zealand	—	2,201,504	—	2,201,504

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING INTERNATIONAL
SMALLCAP MULTI-MANAGER FUND

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2011
Norway	$605,448	$3,194,585	$—	$3,800,033
Pakistan	—	173,572	—	173,572
Philippines	—	194,648	—	194,648
Poland	—	277,180	—	277,180
Portugal	—	71,549	—	71,549
Russia	—	577,291	—	577,291
Singapore	1,616,672	10,035,080	—	11,651,752
South Africa	—	301,084	—	301,084
South Korea	106,553	11,321,181	43,575	11,471,309
Spain	—	769,348	—	769,348
Sweden	—	4,319,554	—	4,319,554
Switzerland	1,122,842	9,977,214	—	11,100,056
Taiwan	92,275	3,579,521	—	3,671,796
Thailand	—	2,489,764	—	2,489,764
Turkey	—	423,734	—	423,734
United Arab Emirates	—	775,296	—	775,296
United Kingdom	3,514,712	47,743,909	—	51,258,621
United States	1,338,955	—	—	1,338,955
Total Common Stock	30,035,180	270,557,358	178,430	300,770,968
Rights	—	18,056	—	18,056
Short-Term Investments	1,305,820	285,403	—	1,591,223
Total Investments, at value	$31,341,000	$270,860,317	$178,430	$302,380,247
Other Financial Instruments+
Forward Foreign Currency Contracts	—	1,870	—	1,870
Total Assets	$31,341,000	$270,862,687	$178,430	$302,382,117
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(13,635)	$—	$(13,635)
Total Liabilities	$—	$(13,635)	$—	$(13,635)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending October 31, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended October 31, 2011:

	Beginning Balance 10/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 10/31/2011
Asset Table
Investments, at value
Common Stock	$46,547	$1,261,533	$—	$—	$—	$(1,198,860)	$69,210	$—	$178,430
Short-Term Investments	63,757	—	(63,757)	—	(15,939)	15,939	—	—	—
Total Investments, at value	$110,304	$1,261,533	$(63,757)	$—	$(15,939)	$(1,182,921)	$69,210	$—	$178,430

As of October 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $(1,198,860).

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING INTERNATIONAL
SMALLCAP MULTI-MANAGER FUND

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

At October 31, 2011 , the following forward foreign currency contracts were outstanding for the ING International SmallCap Multi-Manager Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
The Bank of New York Mellon Corp.	Australian Dollar	620,821	Buy	11/03/11	$665,856	$654,043	$(11,813)
Brown Brothers Harriman	Polish Zloty	152,793	Buy	11/03/11	49,843	48,021	(1,822)
							$(13,635)
Brown Brothers Harriman	EU Euro	58,255	Sell	11/03/11	$82,475	$80,605	$1,870
							$1,870

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$1,870
Total Asset Derivatives		$1,870
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$13,635
Total Liability Derivatives		$13,635

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended October 31, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(171,337)
Total	$(171,337)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(11,765)
Total	$(11,765)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011

ING INTERNATIONAL
VALUE CHOICE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.6%
		Australia: 3.2%
232,116		Alumina Ltd.	$353,584	1.2
17,235		Newcrest Mining Ltd.	609,114	2.0
			962,698	3.2

		Belgium: 2.0%
19,325		Belgacom S.A.	584,365	2.0

		Brazil: 1.7%
36,147		Centrais Eletricas Brasileiras SA ADR	504,251	1.7

		Canada: 13.1%
21,599		Barrick Gold Corp.	1,069,151	3.6
37,347		Cameco Corp.	800,346	2.7
48,934		Kinross Gold Corp.	702,203	2.3
39,049		Nexen, Inc.	663,052	2.2
6,593		Niko Resources	362,673	1.2
22,225		Talisman Energy, Inc.	315,595	1.1
			3,913,020	13.1

		Finland: 2.4%
104,439		Nokia OYJ ADR	702,874	2.4

		France: 11.1%
8,470		Alstom	315,406	1.1
23,225		Carrefour S.A.	614,487	2.1
15,000		Electricite de France SA	448,914	1.5
12,227		Sanofi-Aventis	874,708	2.9
17,387		Thales S.A.	613,190	2.0
15,822		Other Securities	459,108	1.5
			3,325,813	11.1

		Germany: 3.4%
4,622		Allianz AG	514,254	1.7
4,676		Siemens AG	490,142	1.7
			1,004,396	3.4

		Indonesia: 1.0%
8,941		Telekomunikasi Indonesia Tbk PT ADR	302,206	1.0

		Italy: 2.5%
722,344		Telecom Italia S.p.A. RNC	758,069	2.5

		Japan: 30.5%
108,390		Chuo Mitsui Trust Holdings, Inc.	370,924	1.3
29,800		Coca-Cola West Co., Ltd.	532,195	1.8
74,000		Dai Nippon Printing Co., Ltd.	775,108	2.6
22,300		Fuji Photo Film Co., Ltd.	545,775	1.8
49,000		Japan Steel Works Ltd.	335,798	1.1
12,800		Mabuchi Motor Co., Ltd.	561,007	1.9
33,500		Mitsui Sumitomo Insurance Group Holdings, Inc.	656,143	2.2

COMMON STOCK: (continued)
		Japan: (continued)
2,800		Nintendo Co., Ltd.	$422,438	1.4
36,950		Nippon Telegraph & Telephone Corp. ADR	947,768	3.2
30,700		Panasonic Corp.	310,349	1.0
8,400		Rohm Co., Ltd.	427,992	1.4
7,800		Sankyo Co., Ltd.	407,603	1.4
46,000		Sekisui House Ltd.	411,776	1.4
18,000		Seven & I Holdings Co., Ltd.	480,343	1.6
30,000		Shiseido Co., Ltd.	549,101	1.8
6,410		Toyota Motor Corp. ADR	427,611	1.4
36,000		Wacoal Holdings Corp.	425,289	1.4
20,300		Other Securities	543,488	1.8
			9,130,708	30.5

		Netherlands: 3.2%
59,301		TNT Express NV	503,143	1.7
25,683		Wolters Kluwer NV	453,175	1.5
			956,318	3.2

		Norway: 0.9%
623,957		Other Securities	278,093	0.9

		Russia: 1.9%
48,101		Gazprom OAO ADR	561,339	1.9

		South Africa: 4.6%
16,892		AngloGold Ashanti Ltd ADR	763,687	2.5
35,536		Gold Fields Ltd.	615,995	2.1
			1,379,682	4.6

		South Korea: 4.6%
49,218		Korea Electric Power Corp. ADR	542,875	1.8
57,022		SK Telecom Co., Ltd. ADR	843,355	2.8
			1,386,230	4.6

		Switzerland: 1.5%
36,000	@	UBS AG	454,320	1.5

		United Kingdom: 9.2%
16,331		AstraZeneca PLC	784,037	2.6
34,859		GlaxoSmithKline PLC	782,317	2.6
92,452	@	Polyus Gold International Ltd. GDR	303,520	1.0
226,352		Vodafone Group PLC	628,507	2.1
156,749		Other Securities	252,933	0.9
			2,751,314	9.2

		United States: 1.8%
16,974		Axis Capital Holdings Ltd.	532,135	1.8

		Total Common Stock
		(Cost $30,719,750)	29,487,831	98.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING INTERNATIONAL
VALUE CHOICE FUND

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.2%
	Mutual Funds: 1.2%
370,028	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $370,028)	$370,028	1.2

	Total Short-Term Investments
	(Cost $370,028)	370,028	1.2

	Total Investments in Securities (Cost $31,089,778)	$29,857,859	99.8
	Assets in Excess of Other Liabilities	64,926	0.2
	Net Assets	$29,922,785	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR	American Depository Receipt

GDR	Global Depository Receipt

Cost for federal income tax purposes is $32,305,312.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$2,604,859
Gross Unrealized Depreciation	(5,052,312)
Net Unrealized depreciation	$(2,447,453)

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	9.0%
Consumer Staples	8.2
Energy	10.0
Financials	9.1
Health Care	9.0
Industrials	13.0
Information Technology	7.0
Materials	14.7
Telecommunications	13.6
Utilities	5.0
Short-Term Investments	1.2
Assets in Excess of Other Liabilities	0.2
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2011
Asset Table
Investments, at value
Common Stock
Australia	$—	$962,698	$—	$962,698
Belgium	—	584,365	—	584,365
Brazil	504,251	—	—	504,251
Canada	3,913,020	—	—	3,913,020
Finland	702,874	—	—	702,874
France	—	3,325,813	—	3,325,813
Germany	—	1,004,396	—	1,004,396
Indonesia	302,206	—	—	302,206
Italy	—	758,069	—	758,069
Japan	1,375,379	7,755,329	—	9,130,708
Netherlands	—	956,318	—	956,318
Norway	—	278,093	—	278,093
Russia	561,339	—	—	561,339
South Africa	763,687	615,995	—	1,379,682
South Korea	1,386,230	—	—	1,386,230
Switzerland	454,320	—	—	454,320
United Kingdom	303,520	2,447,794	—	2,751,314
United States	532,135	—	—	532,135
Total Common Stock	10,798,961	18,688,870	—	29,487,831
Short-Term Investments	370,028	—	—	370,028
Total Investments, at value	$11,168,989	$18,688,870	$—	$29,857,859

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING INTERNATIONAL
VALUE CHOICE FUND

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending October 31, 2011.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011

ING INTERNATIONAL VALUE FUND

Shares		Value	Percentage of Net Assets

COMMON STOCK: 100.7%
	Australia: 1.3%
192,758	National Australia Bank Ltd.	$5,148,437	0.7
163,217	Other Securities	3,787,641	0.6
		8,936,078	1.3

	Belgium: 0.7%
155,829	Other Securities	4,712,084	0.7

	Brazil: 2.4%
333,792	Banco do Brasil S.A.	5,093,835	0.7
672,633	Other Securities	11,683,703	1.7
		16,777,538	2.4

	Canada: 3.1%
175,500	Barrick Gold Corp.	8,687,250	1.2
454,900	Other Securities	13,146,476	1.9
		21,833,726	3.1

	China: 1.8%
13,346,000	Huaneng Power International, Inc.	6,035,932	0.9
5,356,000	Other Securities	6,372,987	0.9
		12,408,919	1.8

	Finland: 1.9%
854,449	Nokia OYJ	5,749,743	0.8
676,532	Other Securities	7,905,163	1.1
		13,654,906	1.9

	France: 9.9%
154,276	Accor S.A.	5,042,352	0.7
75,271	Cie Generale des Etablissements Michelin	5,450,389	0.8
339,035	France Telecom S.A.	6,095,452	0.9
228,904	Sanofi-Aventis	16,375,571	2.3
251,363	Total S.A.	13,115,429	1.9
2,355,736	Other Securities	23,390,113	3.3
		69,469,306	9.9

	Germany: 8.2%
196,888	Deutsche Bank AG	8,141,036	1.2
331,100	Deutsche Post AG	5,022,296	0.7
720,285	Deutsche Telekom AG	9,150,597	1.3
86,081	SAP AG	5,205,141	0.7
94,265	Siemens AG	9,880,941	1.4
455,754	Other Securities	20,015,635	2.9
		57,415,646	8.2

	Hong Kong: 0.6%
7,002,000	Other Securities	3,890,469	0.6

	Ireland: 0.5%
203,218	Other Securities	3,676,743	0.5

	Israel: 0.6%
101,400	Other Securities	4,142,190	0.6

COMMON STOCK: (continued)
	Italy: 5.2%
548,556	ENI S.p.A.	$12,125,235	1.7
3,244,737	Intesa Sanpaolo S.p.A.	5,726,968	0.8
11,061,821	Telecom Italia S.p.A. RNC	11,608,912	1.7
1,505,846	Other Securities	6,954,744	1.0
		36,415,859	5.2

	Japan: 23.9%
788,000	Dai Nippon Printing Co., Ltd.	8,253,851	1.2
378,900	Fuji Photo Film Co., Ltd.	9,273,274	1.3
1,275,000	Hitachi Ltd.	6,831,816	1.0
1,034	Inpex Holdings, Inc.	6,826,552	1.0
216,700	Komatsu Ltd.	5,357,867	0.8
115,700	Mabuchi Motor Co., Ltd.	5,070,976	0.7
115,600	Nippon Telegraph & Telephone Corp.	5,929,799	0.8
631,300	Nissan Motor Co., Ltd.	5,804,645	0.8
3,093	NTT DoCoMo, Inc.	5,493,301	0.8
127,300	Rohm Co., Ltd.	6,486,121	0.9
514,700	Seven & I Holdings Co., Ltd.	13,735,152	1.9
309,100	Sumitomo Mitsui Financial Group, Inc.	8,639,817	1.2
112,100	Takeda Pharmaceutical Co., Ltd.	5,053,624	0.7
381,400	Tokio Marine Holdings, Inc.	9,094,287	1.3
100,600	Tokyo Electron Ltd.	5,350,259	0.8
5,497,028	Other Securities	61,087,007	8.7
		168,288,348	23.9

	Luxembourg: 0.2%
82,429	Other Securities	1,709,002	0.2

	Mexico: 0.4%
115,600	Other Securities	2,938,552	0.4

	Netherlands: 8.2%
377,152	Royal Dutch Shell PLC — Class A	13,360,478	1.9
146,906	Royal Dutch Shell PLC — Class B	5,270,709	0.8
345,004	Unilever NV	11,910,803	1.7
350,666	Wolters Kluwer NV	6,187,486	0.9
1,720,333	Other Securities	20,746,623	2.9
		57,476,099	8.2

	Portugal: 0.8%
1,515,478	Other Securities	5,664,182	0.8

	Singapore: 1.6%
2,183,000	Other Securities	11,583,520	1.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING INTERNATIONAL VALUE FUND

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	South Africa: 1.4%
413,486	Other Securities	$10,040,448	1.4

	South Korea: 1.3%
366,195	Other Securities	9,221,581	1.3

	Spain: 2.0%
338,985	Indra Sistemas S.A.	5,680,129	0.8
284,054	Telefonica S.A.	6,036,606	0.9
487,341	Other Securities	2,230,684	0.3
		13,947,419	2.0

	Sweden: 1.0%
584,055	Other Securities	7,359,496	1.0

	Switzerland: 4.4%
275,105	Novartis AG	15,498,117	2.2
611,936	Other Securities	15,637,573	2.2
		31,135,690	4.4

	United Kingdom: 17.3%
164,930	AstraZeneca PLC	7,918,141	1.1
1,212,912	BAE Systems PLC	5,378,825	0.8
190,787	BHP Billiton PLC	6,007,777	0.9
1,077,081	BP PLC	7,926,050	1.1
109,000	Ensco International PLC ADR	5,412,940	0.8
496,090	GlaxoSmithKline PLC	11,133,416	1.6
605,691	HSBC Holdings PLC	5,284,835	0.7
1,423,859	Tesco PLC	9,180,199	1.3
4,010,797	Vodafone Group PLC	11,136,709	1.6
13,351,350	Other Securities	52,303,886	7.4
		121,682,778	17.3

	United States: 2.0%
87,100	Newmont Mining Corp.	5,820,893	0.8
268,434	Other Securities	8,115,474	1.2
		13,936,367	2.0

	Total Common Stock
	(Cost $787,693,887)	708,316,946	100.7

PREFERRED STOCK: 0.5%
	Germany: 0.5%
21,632	Other Securities	3,767,207	0.5

	Total Preferred Stock
	(Cost $3,430,366)	3,767,207	0.5

	Total Long-Term Investments
	(Cost $791,124,253)	712,084,153	101.2

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.8%
	Securities Lending Collateralcc(1): 0.1%
518,447	BNP Paribas Bank, Repurchase Agreement dated 10/31/11, 0.12%, due 11/01/11 (Principal Amount $518,447, collateralized by various U.S. Government Agency Obligations,3.500%–6.500%, Market Value plus accrued interest $528,816, due 07/01/20–11/01/41) (Cost $518,447)	$518,447	0.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.7%
5,102,347	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $5,102,347)	5,102,347	0.7

	Total Short-Term Investments
	(Cost $5,620,794)	5,620,794	0.8

	Total Investments in Securities (Cost $796,745,047)	$717,704,947	102.0
	Liabilities in Excess of Other Assets	(13,924,453)	(2.0)
	Net Assets	$703,780,494	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

ADR	American Depository Receipt

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $814,443,065.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$51,557,351
Gross Unrealized Depreciation	(148,295,469)
Net Unrealized depreciation	$(96,738,118)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING INTERNATIONAL VALUE FUND

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	7.7%
Consumer Staples	10.0
Energy	11.3
Financials	18.9
Health Care	10.1
Industrials	8.8
Information Technology	10.1
Materials	8.1
Telecommunications	12.3
Utilities	3.9
Short-Term Investments	0.8
Liabilities in Excess of Other Assets	(2.0)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2011
Asset Table
Investments, at value
Common Stock
Australia	$—	$8,936,078	$—	$8,936,078
Belgium	—	4,712,084	—	4,712,084
Brazil	16,777,538	—	—	16,777,538
Canada	21,833,726	—	—	21,833,726
China	—	12,278,294	130,625	12,408,919
Finland	—	13,654,906	—	13,654,906
France	—	69,469,306	—	69,469,306
Germany	—	57,415,646	—	57,415,646
Hong Kong	—	3,191,500	698,969	3,890,469
Ireland	—	3,676,743	—	3,676,743
Israel	4,142,190	—	—	4,142,190
Italy	—	36,415,859	—	36,415,859
Japan	1,906,370	166,381,978	—	168,288,348
Luxembourg	—	1,709,002	—	1,709,002
Mexico	2,938,552	—	—	2,938,552
Netherlands	—	57,476,099	—	57,476,099
Portugal	—	5,664,182	—	5,664,182
Singapore	—	11,583,520	—	11,583,520
South Africa	—	10,040,448	—	10,040,448
South Korea	3,836,400	5,385,181	—	9,221,581
Spain	—	13,947,419	—	13,947,419
Sweden	—	7,359,496	—	7,359,496
Switzerland	—	31,135,690	—	31,135,690
United Kingdom	9,897,210	111,785,568	—	121,682,778
United States	13,936,367	—	—	13,936,367
Total Common Stock	75,268,353	632,218,999	829,594	708,316,946
Preferred Stock	—	3,767,207	—	3,767,207
Short-Term Investments	5,102,347	518,447	—	5,620,794
Total Investments, at value	$80,370,700	$636,504,653	$829,594	$717,704,947

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING INTERNATIONAL VALUE FUND

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending October 31, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended October 31, 2011:

	Beginning Balance 10/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 10/31/2011
Asset Table
Investments, at value
Common Stock	$—	$5,038,969	$(783,722)	$—	$(640,683)	$(2,915,595)	$130,625	$—	$829,594
Short-Term Investments	961,834	—	(961,834)	—	(240,458)	240,458	—	—	—
Total Investments, at value	$961,834	$5,038,969	$(1,745,556)	$—	$(881,141)	$(2,675,137)	$130,625	$—	$829,594

As of October 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $(2,915,595).

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011

ING RUSSIA FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.6%
		Consumer Discretionary: 0.9%
186,200		CTC Media, Inc.	$2,143,162	0.7
908,634	@	RBC OJSC	647,422	0.2
			2,790,584	0.9

		Consumer Staples: 7.8%
172,300		Magnit OAO	18,563,283	5.6
100,000	#, @	MHP SA GDR	1,072,960	0.3
66,000	@	Synergy Co.	1,534,742	0.5
152,400	@	X5 Retail Group N.V. GDR	4,567,355	1.4
			25,738,340	7.8

		Energy: 32.6%
77,900	L	Eurasia Drilling Co. Ltd. GDR	1,824,486	0.6
2,783,800		Gazprom OAO	16,456,363	5.0
442,200		Lukoil-Spon	25,736,040	7.8
175,200		NovaTek OAO GDR	24,445,289	7.4
1,936,600		Rosneft Oil Co. GDR	13,721,991	4.2
723,100	L	Surgutneftegas OJSC ADR	6,200,875	1.9
16,444,400		Surgutneftegas OJSC	8,273,881	2.5
302,833		Tatneft ADR	8,945,050	2.7
563,900		TNK-BP Holding	1,537,286	0.5
			107,141,261	32.6

		Financials: 18.6%
1,149,500		Bank St Petersburg OJSC	4,343,147	1.3
1,041,480		LSR Group GDR	4,936,766	1.5
190,700	#, @	Nomos — Bank GDR	2,383,750	0.7
12,499,521		Sberbank of Russian Federation	33,795,628	10.3
3,257,400	@	VTB Bank OJSC GDR	15,569,493	4.8
			61,028,784	18.6

		Health Care: 0.8%
146,965	@	Pharmstandard — Reg S GDR	2,610,354	0.8

		Industrials: 1.7%
1,659,400		Aeroflot — Russian Airlines OJSC	3,090,253	1.0
120,000		Global Ports Investment Ltd. GDR	1,920,000	0.6
4,247,469		Novorossiysk Commercial Sea Port PJSC	448,150	0.1
			5,458,403	1.7

		Information Technology: 0.9%
90,600	@	Mail.ru Group Ltd. GDR	3,099,510	0.9

COMMON STOCK: (continued)
		Materials: 22.1%
34,000		Akron JSC	$1,407,435	0.4
100,000	L	Mechel ADR	517,000	0.2
630,700	L	Mechel OAO ADR	8,287,398	2.5
32,900		MMC Norilsk Nickel	6,469,543	2.0
676,421	L	MMC Norilsk Nickel ADR	13,190,795	4.0
1,451,500		Novolipetsk Steel	3,934,067	1.2
265,400		Petropavlovsk PLC	3,123,903	1.0
497,600	@	Polymetal International PLC	7,360,828	2.2
572,600		Raspadskaya	1,894,115	0.6
341,200		Severstal OAO GDR	4,983,326	1.5
100,000	@	Sibirskiy Cement OAO	1,575,000	0.5
457,390	L	Uralkali GDR	19,709,786	6.0
			72,453,196	22.1

		Telecommunications: 4.3%
346,500		Mobile Telesystems OJSC ADR	4,951,485	1.5
118,900		Mobile TeleSystems OJSC	754,402	0.2
588,552	@	Rostelecom	2,985,547	0.9
322,000		Sistema JSFC GDR	5,482,078	1.7
			14,173,512	4.3

		Utilities: 5.5%
371,841,500		Federal Grid Co. Unified Energy System JSC	3,460,019	1.1
35,749,700	@	IDGC Holding JSC	3,331,138	1.0
20,000,000		Mosenergo OAO	1,273,661	0.4
47,808,200		OGK-2 OAO	1,594,379	0.5
185,198,748	@	RusHydro	6,974,109	2.1
3,486,013,800		Territorial Generating Co. No 1	1,257,231	0.4
			17,890,537	5.5

		Total Common Stock
		(Cost $242,284,082)	312,384,481	95.2

Mutual Funds: 0.4%
		Utilities: 0.4%
190,141	@, X	Renaissance Asset Managers Global Funds — Russian Power Utilities Fund	1,296,952	0.4

		Total Mutual Funds (Cost $752,296)	1,296,952	0.4

		Total Long-Term Investments (Cost $243,036,378)	313,681,433	95.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING RUSSIA FUND

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 5.2%
	Securities Lending Collateralcc(1): 5.2%
4,063,390	Barclays Bank PLC, Repurchase Agreement dated 10/31/11, 0.10%, due 11/01/11 (Principal Amount $4,063,390, collateralized by various U.S. Government Agency Obligations, 0.000%–0.375%, Market Value plus accrued interest $4,144,662, due 11/21/11–10/30/13)	$4,063,390	1.2
4,063,390	Cantor Fitzgerald, Repurchase Agreement dated 10/31/11, 0.15%, due 11/01/11 (Principal Amount $4,063,390, collateralized by various U.S. Government Agency Obligations, 0.742%–6.579%, Market Value plus accrued interest $4,144,658, due 11/01/15–03/01/48)	4,063,390	1.3
855,450	Deutsche Bank AG, Repurchase Agreement dated 10/31/11, 0.12%, due 11/01/11 (Principal Amount $855,450, collateralized by various U.S. Government Agency Obligations, 1.750%–7.000%, Market Value plus accrued interest $872,559, due 07/01/12–10/01/41)	855,450	0.3
4,063,390	Goldman Sachs & Co., Repurchase Agreement dated 10/31/11, 0.11%, due 11/01/11 (Principal Amount $4,063,390, collateralized by various U.S. Government Agency Obligations, 2.261%–7.000%, Market Value plus accrued interest $4,144,658, due 01/01/18–10/01/41)	4,063,390	1.2
4,063,390	Merrill Lynch & Co., Inc., Repurchase Agreement dated 10/31/11, 0.12%, due 11/01/11 (Principal Amount $4,063,390, collateralized by various U.S. Government Agency Obligations, 3.000%–6.000%, Market Value plus accrued interest $4,144,939, due 09/01/21–11/01/41)	4,063,390	1.2
		17,109,010	5.2

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)

	Total Short-Term Investments
	(Cost $17,109,010)	$17,109,010	5.2

	Total Investments in Securities (Cost $260,145,388)	$330,790,443	100.8
	Liabilities in Excess of Other Assets	(2,545,490)	(0.8)
	Net Assets	$328,244,953	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

ADR	American Depository Receipt

GDR	Global Depository Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at October 31, 2011.

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $270,226,005.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$93,876,939
Gross Unrealized Depreciation	(33,312,501)
Net Unrealized appreciation	$60,564,438

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2011 (CONTINUED)

ING RUSSIA FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$2,143,162	$647,422	$—	$2,790,584
Consumer Staples	20,098,025	5,640,315	—	25,738,340
Energy	52,003,570	55,137,691	—	107,141,261
Financials	40,522,525	20,506,259	—	61,028,784
Health Care	—	2,610,354	—	2,610,354
Industrials	5,458,403	—	—	5,458,403
Information Technology	—	3,099,510	—	3,099,510
Materials	31,445,386	41,007,810	—	72,453,196
Telecommunications	4,951,485	9,222,027	—	14,173,512
Utilities	10,916,428	6,974,109	—	17,890,537
Total Common Stock	167,538,984	144,845,497	—	312,384,481
Mutual Funds	—	—	1,296,952	1,296,952
Short-Term Investments	—	17,109,010	—	17,109,010
Total Investments, at value	$167,538,984	$161,954,507	$1,296,952	$330,790,443

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending October 31, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended October 31, 2011:

	Beginning Balance 10/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 10/31/2011
Asset Table
Investments, at value
Mutual Funds	$1,633,280	$—	$—	$—	$—	$(336,328)	$—	$—	$1,296,952
Short-Term Investments	673,158	—	(673,158)	—	(168,690)	168,690	—	—	—
Total Investments, at value	$2,306,438	$—	$(673,158)	$—	$(168,690)	$(167,638)	$—	$—	$1,296,952

As of October 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $(336,328).

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended October 31, 2011 were as follows:

Fund Name	Type	Per Share Amount
ING Diversified International Fund
Class A	NII	$0.0816
Class B	NII	$0.0039
Class C	NII	$0.0068
Class I	NII	$0.1101
Class O	NII	$0.0943
Class R	NII	$0.0620
Class W	NII	$0.1132
All Classes	ROC	$0.0097
ING Emerging Countries Fund
Class A	NII	$0.0006
Class B	NII	$0.0006
Class C	NII	$0.0006
Class I	NII	$0.0446
Class W	NII	$0.0325
ING Global Bond Fund
Class A	NII	$0.5943
Class B	NII	$0.5046
Class C	NII	$0.5058
Class I	NII	$0.6347
Class O	NII	$0.5949
Class R	NII	$0.1111
Class W	NII	$0.6238
All Classes, except Class R	STCG	$0.1121
Class R	STCG	$0.0068
ING Global Equity Dividend Fund
Class A	NII	$0.2463
Class B	NII	$0.1641
Class C	NII	$0.1686
Class I	NII	$0.2858
Class O	NII	$0.2470
Class W	NII	$0.2525
ING Global Natural Resources Fund
Class A	NII	$0.0042
Class I	NII	$0.0112
Class W	NII	$0.0076
ING Global Opportunities Fund
Class A	NII	$0.3244
Class B	NII	$0.1909
Class C	NII	$0.1933
Class I	NII	$0.3939
Class W	NII	$0.3046
ING Global Real Estate Fund (1)
Class A	NII	$0.4520
Class B	NII	$0.3547
Class C	NII	$0.3522
Class I	NII	$0.5051
Class O	NII	$0.4501
Class R	NII	$0.0539
Class W	NII	$0.4930
All Classes, except class R	ROC	$0.1441
Class R	ROC	$0.0473
ING Global Value Choice Fund
Class A	NII	$0.4696
Class B	NII	$0.2019
Class C	NII	$0.3514
Class I	NII	$0.5512
Class W	NII	$0.5371
ING Greater China Fund
Class A	NII	$0.1785
Class B	NII	$0.0744
Class C	NII	$0.0811
Class I	NII	$0.2348
Class O	NII	$0.1900
Class W	NII	$0.0002
ING Index Plus International Equity Fund
Class A	NII	$0.1124
Class B	NII	$0.0316
Class C	NII	$0.0424
Class I	NII	$0.1421
Class O	NII	$0.1119
ING International Capital Appreciation
Class A	NII	$0.0355
Class B	NII	$0.0072
Class C	NII	$0.0072
Class I	NII	$0.0830
Class W	NII	$0.0665
ING International Real Estate Fund
Class A	NII	$0.4602
Class B	NII	$0.3875
Class C	NII	$0.3921
Class I	NII	$0.4873
Class W	NII	$0.4851
ING International SmallCap Multi-Manager Fund
Class A	NII	$0.1415
Class B	NII	$0.0008
Class C	NII	$0.0008
Class I	NII	$0.3155
Class O	NII	$0.2040
Class W	NII	$0.2512
ING International Value Choice Fund
Class A	NII	$0.0898
Class B	NII	$—
Class C	NII	$0.0266
Class I	NII	$0.1169
Class W	NII	$0.1130
ING International Value Fund
Class A	NII	$0.2270
Class B	NII	$0.0006
Class C	NII	$0.1596
Class I	NII	$0.2638
Class W	NII	$0.2624

NII — Net investment income

STCG — Short-term capital gain

ROC — Return of capital

(1) Character of distributions has been estimated; final character will be determined after the Fund’s tax year-end of December 31, 2011.

TAX INFORMATION (UNAUDITED) (CONTINUED)

Of the ordinary distributions made during the year ended October 31, 2011, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Diversified International	0.52%
Global Equity Dividend	66.13%
Global Opportunities Fund	6.11%
Global Value Choice	13.02%
International Growth Fund	1.02%
International SmallCap Multi-Manager	0.43%
International Value Choice	3.15%
International Value	0.06%

For the year ended October 31, 2011, the following are percentages of ordinary income dividends paid by the Funds (including creditable foreign taxes paid) that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

Diversified International	100.00%
Emerging Countries fund	99.88%
Global Equity Dividend	100.00%
Global Opportunities	100.00%
Global Value Choice	62.86%
Greater China	70.96%
Index Plus International Equity	100.00%
International Capital Appreciation	100.00%
International Growth Fund	93.58%
International Real Estate	39.69%
International SmallCap Multi-Manager	100.00%
International Value Choice	100.00%
International Value	100.00%

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

Global Bond	88.15%
Global Opportunities	2.06%
Global Value Choice	1.12%
Index Plus International Equity	0.45%
International Capital Appreciation	0.91%
International Real Estate	0.49%
International SmallCap Multi-Manager	2.13%
International Value	1.26%

Global Bond designates 100% of its short-term capital gain distribution as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2).

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2011. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Emerging Countries	$222,979	$0.0637	100.00%
Emerging Markets Equity	$560	$0.0001	100.00%
Global Equity Dividend	$249,870	$0.0314	68.65%
Global Opportunities	$120,276	$0.0236	85.59%
Global Value Choice	$846,218	$0.0422	24.62%
Greater China	$104,247	$0.0435	100.00%
Index Plus International Equity	$270,185	$0.0218	92.85%
International Capital Appreciation	$86,779	$0.0213	100.00%
International Core	$508,561	$0.0127	100.00%
International Growth	$274,745	$0.0167	100.00%
International Real Estate	$982,488	$0.0162	94.09%
International SmallCap Multi-Manager	$748,847	$0.0869	100.00%
International Value Choice	$153,371	$0.0517	100.00%
International Value	$3,176,910	$0.0460	99.50%
Russia	$958,747	$0.0978	97.68%

*	None of the funds listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING International Value Fund was held January 6, 2011, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

Proposal:

1	A new sub-advisory agreement between ING Investments, LLC (“ING Investments”), the Fund’s investment adviser, and del Rey Global Investors, LLC, the proposed additional sub-adviser to the Fund.

2(A)	A new sub-advisory agreement between ING Investments and ING Investment Management Asia/Pacific (Hong Kong) Limited.

2(B)	A new sub-advisory agreement between ING Investments and ING Investment Management Advisors B.V.

3	A “Manager-of-Managers” arrangement for the Fund to permit ING Investments, subject to prior approval by the Board of Trustees of ING Mayflower Trust, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING International Value Fund	1	32,853,626.878	6,977,877.492	1,130,870.550	—	40,962,374.920
ING International Value Fund	2(A)	32,757,041.963	7,051,153.199	1,154,179.758	—	40,962,374.920
ING International Value Fund	2(B)	32,793,138.920	7,012,718.670	1,156,517.330	—	40,962,374.920
ING International Value Fund	3	31,500,412.543	8,272,335.308	1,189,627.069	—	40,962,374.920

*	Proposals did not pass; Adjourned to February 3, 2011

A special meeting of shareholders of the ING International Value Fund was held February 3, 2011, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

Proposal:

1	A new sub-advisory agreement between ING Investments, LLC (“ING Investments”), the Fund’s investment adviser, and del Rey Global Investors, LLC, the proposed additional sub-adviser to the Fund.

2(A)	A new sub-advisory agreement between ING Investments and ING Investment Management Asia/Pacific (Hong Kong) Limited.

2(B)	A new sub-advisory agreement between ING Investments and ING Investment Management Advisors B.V.

3	A “Manager-of-Managers” arrangement for the Fund to permit ING Investments, subject to prior approval by the Board of Trustees of ING Mayflower Trust, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING International Value Fund	1	45,206,802.919	7,553,058.264	2,021,033.041	—	54,780,894.224
ING International Value Fund	2(A)	45,115,813.784	7,626,138.653	2,038,941.787	—	54,780,894.224
ING International Value Fund	2(B)	45,139,151.895	7,585,748.330	2,055,993.999	—	54,780,894.224
ING International Value Fund	3	43,597,675.362	9,102,837.913	2,080,380.949	—	54,780,894.224

*	Proposals passed

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

A special meeting of shareholders of the ING Global Real Estate Fund was held June 14, 2011, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

Proposal:

1	A new investment advisory agreement for the Fund between ING Investments, LLC, the investment adviser to the Fund, and Clarion Real Estate Securities, LLC, the current and proposed sub-adviser to the Fund.

2	A “Manager-of-Managers” arrangement for the Fund to permit ING Investments, LLC, subject to prior approval by the Board of Trustees, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Global Real Estate Fund	1	104,844,099.703	1,599,287.550	2,978,800.904	—	109,422,188.157
ING Global Real Estate Fund	2	77,214,315.000	28,394,001.892	3,813,871.265	—	109,422,188.157

*	Proposals passed

A special meeting of shareholders of the ING International Real Estate Fund was held June 14, 2011, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

1	A new investment advisory agreement for the Fund between ING Investments, LLC, the investment adviser to the Fund, and Clarion Real Estate Securities, LLC, the current and proposed sub-adviser to the Fund.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING International Real Estate Fund	1	57,423,766.943	175,405.822	461,119.524	—	58,060,292.289

*	Proposals passed

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company/Trust are managed under the direction of the Companys/Trusts Board. A Director/Trustee who is not an interested person of the Company/Trust, as defined in the 1940 Act, is an independent director/trustee (Independent Director/Trustee). The Directors/Trustees and Officers of the Company/Trust are listed below. The Statement of Additional Information includes additional information about directors/trustees of the Company/Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director/Trustee(2)(3)	Other Board Positions Held by Director/Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Director/ Trustee	IMF November 2007–Present IMT December 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009– Present) and Consultant (January 2005–Present).	142	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director/ Trustee	January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present). Formerly, Consultant (July 2007–February 2008) and President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute, a public policy foundation (March 2006–July 2007).	142	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director/ Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	142	Wisconsin Energy Corporation (June 2006–Present) and The Royce Funds, 35 Funds (December 2009–Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director/ Trustee	IMF November 2007–Present IMT December 2007–Present	Retired.	142	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director/ Trustee	February 2002–Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992–December 2008).	142	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director/ Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001– June 2009).	142	Assured Guaranty Ltd. (April 2004–Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director/ Trustee	January 2006–Present	Consultant (May 2001–Present).	142	Stillwater Mining Company (May 2002–Present).

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director/Trustee(2)(3)	Other Board Positions Held by Director/Trustee

Independent Trustees: (continued)

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Chairperson/Director/ Trustee	February 2002–Present	President, Springwell Corporation, a corporate finance firm (March 1989–Present).	142	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

Trustees who are “Interested Persons”:

Robert W. Crispin(4) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director/ Trustee	IMF November 2007–Present IMT December 2007–Present	Retired. Formerly, Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001–December 2007).	142	Intact Financial Corporation (December 2004–Present) and PFM Group (November 2010–Present).

Shaun P. Mathews(4) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Director/ Trustee	IMF November 2007–Present IMT December 2007–Present	President and Chief Executive Officer, ING Investments, LLC(5) (November 2006– Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004–November 2006).	180	ING Capital Corporation, LLC (December 2005–Present).

(1)	Directors/Trustees serve until their successors are duly elected and qualified. The tenure of each Director/Trustee is subject to the Board’s retirement policy which states that each duly elected or appointed Director/Trustee who is not an “interested person” of the Company/Trust, as defined in the 1940 Act, as amended (“Independent Directors/Trustees”), shall retire from service as a Director/Trustee at the conclusion of the first regularly scheduled quarterly meeting of the Board that is held after the Director/Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Director/Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Company/Trust under applicable law, whether for purposes of appointing a successor to the Director/Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	For the purposes of this table (except for Mr. Mathews) “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. The number of funds in the Fund Complex is as of November 30, 2011.

(3)	Mr. Mathews is also Director/Trustee of the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc.

(4)	Messrs. Mathews and Crispin are deemed to be “interested persons” of the Company/Trust as defined in the 1940 Act because of their affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser, ING Investments, LLC and the Distributor, ING Investments Distributor, LLC.

(5)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that, was known as Pilgrim America Investments, Inc.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, ING Investments, LLC(2) (November 2006–Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004–November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Executive Vice President Chief Compliance Officer	February 2002–Present March 2011–Present
Chief Compliance Officer of the ING Funds, Directed Services LLC(3) and ING Investments, LLC(2) (March 2011–Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(4) (January 2007–Present). Formerly, Executive Vice President, Head of Product Management, ING Investments, LLC(2) and ING Funds Services, LLC(4) (January 2005–January 2007).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 61	Executive Vice President Chief Investment Risk Officer	IMF May 1999–Present IMT November 1999–Present September 2009–Present	Executive Vice President, ING Investments, LLC(2) (July 2000– Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	November 2003–Present	Senior Vice President, ING Investments, LLC(2) (October 2003–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC(4) (March 2005–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006–Present).

Gregory K. Wilson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	September 2011–Present	Vice President–Fund Compliance, ING Funds Services, LLC(4) (October 2009–Present). Formerly, Finance Director, ING Funds Services, LLC(4) (September 2006–October 2009).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	IMF May 1999–Present IMT November 1999–Present	Vice President and Treasurer, ING Funds Services, LLC(4) (November 1995–Present) and ING Investments, LLC(2) (August 1997–Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	September 2004–Present	Vice President, ING Funds Services, LLC(4) (September 2004–Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	February 2003–Present
Vice President, ING Investments, LLC(2) and ING Funds Services, LLC (4) (February 1996–Present); Director of Compliance, ING Investments, LLC(2) (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC(5) (April 2010– Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC(5) (August 1995–April 2010)

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

William Evans One Orange Way Windsor, Connecticut 06095 Age: 39	Vice President	September 2007–Present
Senior Vice President (March 2010–Present) and Head of Manager Research and Selection Group, ING Investment Management (April 2007–Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005–April 2007).

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	January 2007–Present	Vice President, ING Funds Services, LLC(4) (December 2006–Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003–December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	March 2006–Present
Vice President, ING Investment Management — ING Funds (March 2010–Present); Vice President, ING Funds Services, LLC(4) (March 2006–Present) and Managing Paralegal, Registration Statements (June 2003–Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Assistant Vice President	May 2008–Present	Assistant Vice President — Director of Tax, ING Funds Services, LLC(4) (March 2008–Present). Formerly, Tax Manager, ING Funds Services, LLC(4) (March 2005–March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010- Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Assistant Secretary	June 2010–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005–April 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Assistant Secretary	August 2003–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003–April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Assistant Secretary	May 2008–Present
Vice President and Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008–March 2010) and Associate, Ropes & Gray LLP (September 2005–February 2008)

(1)	The Officers hold office until the next annual meeting of the Board of Directors/Trustees and until their successors shall have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	Directed Services LLC is the successor in interest to Directed Services, Inc.

(4)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(5)	ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that, was known as Pilgrim America Securities, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF NEW ADVISORY OR SUB-ADVISORY CONTRACTS

Section 15 of the Investment Company Act of 1940 Act, as amended (the “1940 Act”), mandates that, when ING Emerging Markets Equity Fund (the “Fund”), a series of ING Mutual Funds (the “Trust”), enters into a new advisory or sub-advisory agreement, the Board of Trustees (the “Board”) of the Fund, including a majority of Board members who have no direct or indirect interest in the advisory contract or sub-advisory contract, and who are not “interested persons” of the Fund, as such term is defined under the 1940 Act (the “Independent Trustees”), must determine whether to approve the new arrangements. Thus, at a meeting held on September 8, 2011, the Board, including a majority of the Independent Trustees, considered whether to approve the investment advisory contract (the “Advisory Contract”) with ING Investments, LLC (the “Adviser”), the sub-advisory contract between the Adviser with J.P. Morgan Investment Management Inc. (“J.P. Morgan”), and the sub-advisory contract between the Adviser with Delaware Management Company (“Delaware”) (together, the “Sub-Advisory Contracts”).

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval process has been codified in the ING Funds 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial approvals of advisory contracts. Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory arrangements (including the Fund’s Advisory and Sub-Advisory contracts).

In determining whether to initially approve the Advisory and Sub-Advisory Contracts for the Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether each agreement, and the proposed policies and procedures for the Fund, should be approved. The materials provided to the Board in support of the Fund’s advisory and sub-advisory contracts included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of the Fund that discusses, among other things: (a) the Adviser’s experience and expertise in the management of other funds within the ING Fund Complex, (b) the experience of the Adviser overseeing sub-advisers to other funds within the ING Fund Complex, (c) the experience of Delaware in managing the Delaware Emerging Market Strategy, and (d) the experience of J.P. Morgan in managing its Global Emerging Markets Diversified strategy; (2) information about the Fund’s investment objective and strategies and anticipated portfolio characteristics; (3) FACT sheets for the Fund that compare the Fund’s fee structure to its comparable selected peer group (“Selected Peer Group”) and Morningstar/Lipper category medians; (4) supporting documentation, including copies of the Advisory and Sub-Advisory Contracts for the Fund; and (5) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by the Adviser in the context of the Adviser’s oversight of other sub-advisers managing funds in the ING Fund Complex, and by Delaware and J.P. Morgan at the July 14, 2011 International/Balanced/Fixed Income Funds Investment Review Committee (“I/B/F IRC”) meeting regarding the Fund.

The Board’s consideration of whether to approve the Advisory Contract with the Adviser on behalf of the Fund took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by the Adviser to the Fund under the Advisory Contract; (2) the Adviser’s experience as a manager-of-managers overseeing sub-advisers to other funds within the ING Fund Complex; (3) the Adviser’s strength and reputation within the industry; (4) the fairness of the compensation under the proposed Advisory Contract in light of the services to be provided to the Fund and taking into account the sub-advisory fees payable by the Adviser to Delaware and J.P. Morgan, respectively; (5) the fairness of the Adviser’s compensation under an Advisory Contract with a level fee rate that does not include breakpoints; (6) the pricing structure (including the estimated expense ratio to be borne by shareholders) of the Fund, including that: (a) the proposed net management fee rate is greater than the median and below the average management fee rate of the funds in the Fund’s proposed Selected Peer Group, and (b) the proposed expense ratio for the Fund is below the median and the average expense ratio of the funds in the Fund’s proposed Selected Peer Group; (7) the projected profitability of the Adviser when sub-advisory fees payable by the Adviser to Delaware and J.P. Morgan, respectively are taken into account; (8) the personnel, operations, financial condition, and investment management capabilities and resources of the Adviser; (9) the Adviser’s compliance capabilities, as demonstrated by, among other things, its policies and

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with its oversight of other funds in the ING Funds complex; (10) the information that had been provided by the Adviser at regular Board meetings with respect to its capabilities as a manager-of-managers in overseeing similar funds; and (11) “fall-out benefits” to the Adviser and its affiliates that were anticipated to arise from the Adviser’s management of the Fund.

In reviewing the proposed Sub-Advisory Contract with Delaware, the Board considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view of the reputation of Delaware and its sub-advisory services; (2) Delaware’s strength and reputation in the industry; (3) the information that had been provided by Delaware in advance of the July 14, 2011 I/B/F IRC meeting at which Delaware presented with respect to Delaware’s sub-advisory services; (4) the nature and quality of the services to be provided by Delaware under the proposed Sub-Advisory Contract; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of Delaware; (6) the fairness of the compensation under the Sub-Advisory Contract in light of the services to be provided by Delaware as the Fund’s Sub-Adviser; (7) Delaware’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had been reviewed and evaluated by the Trust’s Chief Compliance Officer; (8) Delaware’s financial condition; (9) the appropriateness of the selection of Delaware in light of the Fund’s investment objective and prospective investor base; and (10) Delaware’s Code of Ethics, which were approved by the Board at its September 8, 2011 Meeting.

In reviewing the proposed Sub-Advisory Contract with J.P. Morgan, the Board considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view of the reputation of J.P. Morgan and its sub-advisory services; (2) J.P. Morgan’s strength and reputation in the industry; (3) the information that had been provided by J.P. Morgan in advance of the July 14, 2011 I/B/F IRC meeting at which J.P. Morgan presented with respect to J.P. Morgan’s sub-advisory services; (4) the nature and quality of the services to be provided by J.P. Morgan under the proposed Sub-Advisory Contract; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of J.P. Morgan; (6) the fairness of the compensation under the Sub-Advisory Contract in light of the services to be provided by J.P. Morgan as the Fund’s Sub-Adviser; (7) J.P. Morgan’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had been reviewed and evaluated by the Trust’s Chief Compliance Officer; (8) J.P. Morgan’s financial condition; (9) the appropriateness of the selection of J.P. Morgan in light of the Fund’s investment objective and prospective investor base; and (10) J.P. Morgan’s Code of Ethics, which were previously approved by the Board.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to Delaware is reasonable in the context of all factors considered by the Board; (4) the sub-advisory fee rate payable by the Adviser to J.P. Morgan is reasonable in the context of all factors considered by the Board; (5) the Adviser maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of its compliance programs; and (6) each of Delaware and J.P. Morgan maintains an appropriate compliance program, with this conclusion based upon, among other things, a representation from the Trust’s Chief Compliance Officer that each of Delaware and J.P. Morgan’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Advisory and Sub-Advisory Contracts for the Fund. During the Board’s deliberations, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

AR-UINTALL (1011-122111)

Item 2. Code of Ethics.
As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10 (a)(1), Exhibit 99.CODE ETH.
Item 3. Audit Committee Financial Expert.
The Board of Trustees has determined that J. Michael Earley and Peter S. Drotch are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley and Mr. Drotch are “independent” for purposes of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $354,882 for year ended October 31, 2011 and $307,242 for year ended October 31, 2010.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $40,800 for the year ended October 31, 2011 and $36,550 for the year ended October 31, 2010.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $111,980 in the year ended October 31, 2011 and $19,502 in the year ended October 31, 2010. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $38,880 for the year ended October 31, 2011 and $20,000 for the year ended October 31, 2010.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.

Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.

Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.

Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult

2

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.

Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.

Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.

Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

3

VIII.

Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.

Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds. In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide.  Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

4

Last Approved: September 29, 2010

5

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period September 29, 2010 through December 31, 2011

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	√	Not to exceed $8,000 during the Pre- Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,000 per audit

__________

1

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

6

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period September 29, 2010 through December 31, 2011

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,400 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $2,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

7

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period September 29, 2010 through December 31, 2011

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre- Approval Period

__________

2

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

8

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $2,000 per course during the Pre- Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre- Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	√		Not to exceed $120,000 during the Pre- Approval Period

9

Appendix D
Pre-Approved Other Services for the Pre-Approval Period September 29 , 2010 through December 31, 2011

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre- Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	√	√	Not to exceed $5,000 per Fund during the Pre- Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $35,000 during the Pre- Approval Period

10

Appendix E

Prohibited Non-Audit Services
Dated:

September 29. 2010 to December 31, 2011

•

Bookkeeping or other services related to the accounting records or financial statements of the Funds

•

Financial information systems design and implementation

•

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•

Actuarial services

•

Internal audit outsourcing services

•

Management functions

•

Human resources

•

Broker-dealer, investment adviser, or investment banking services

•

Legal services

•

Expert services unrelated to the audit

•

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

11

EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

ING RISK MANAGED NATURAL RESOURCES FUNDING INVESTORS TRUST

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity Controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $50,106 for year ended October 31, 2011 and $1,394,664 for year ended October 31, 2010.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

3

Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments

PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND	AS OF OCTOBER 31, 2011

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 92.2%
		Brazil: 13.0%
15,202		Anhanguera
		Educacional
		Participacoes SA	$225,880	0.3
40,797		Banco do Brasil S.A.	622,583	0.7
120,519		BM&F Bovespa S.A.	725,143	0.8
56,059		BR Malls Participacoes
		S.A.	608,964	0.7
13,570		Cia de Bebidas das
		Americas ADR	457,580	0.5
54,970		Cyrela Brazil Realty SA	484,752	0.6
18,900		EDP - Energias do
		Brasil S.A.	408,637	0.5
34,194		Itau Unibanco Holding
		SA ADR	653,789	0.8
35,292		Localiza Rent a Car SA	529,735	0.6
17,102		Lojas Renner SA	519,978	0.6
69,277		MRV Engenharia e
		Participacoes SA	490,671	0.6
80,488	@	OGX Petroleo e Gas
		Participacoes S.A.	674,152	0.8
21,502		Petroleo Brasileiro SA
		ADR	543,785	0.6
70,847		Petroleo Brasileiro SA	959,840	1.1
21,600	L	Tim Participacoes SA
		ADR	562,464	0.7
33,485		Vale SA	850,854	1.0
72,312		Vale SA	1,844,812	2.1
			11,163,619	13.0

		Canada: 0.7%
26,695		Pacific Rubiales Energy
		Corp.	622,415	0.7

		China: 17.4%
132,400		AAC Acoustic
		Technologies Holdings,
		Inc.	303,065	0.3
149,400		Anhui Conch Cement
		Co., Ltd.	543,257	0.6
1,500	@	Baidu.com ADR	210,270	0.2
249,875		BBMG Corp.	217,575	0.3
450,000		China Communications
		Services Corp., Ltd.	207,534	0.2
1,946,218		China Construction
		Bank	1,429,955	1.7
196,177		China Life Insurance
		Co., Ltd.	507,196	0.6
230,800		China Mobile Ltd.	2,193,602	2.6
294,740		China Overseas Land &
		Investment Ltd.	545,384	0.6
780,700		China Petroleum &
		Chemical Corp.	738,332	0.9
742,500		China Shanshui
		Cement Group Ltd.	568,737	0.7
403,300		China Telecom Corp.,
		Ltd.	249,000	0.3
163,600		China Yurun Food
		Group Ltd.	283,960	0.3
766,700		CNOOC Ltd.	1,449,339	1.7
106,141		Dongfang Electrical
		Machinery Co., Ltd.	326,200	0.4
1,194,000		GCL Poly Energy
		Holdings Ltd.	$385,418	0.4
1,086,900		GOME Electrical
		Appliances Holdings
		Ltd.	333,245	0.4
480,901		Harbin Power
		Equipment	484,622	0.6
696,800		Huabao International
		Holdings Ltd.	442,648	0.5
1,844,325		Industrial and
		Commercial Bank of
		China Ltd.	1,151,713	1.3
1,124,300	L	Lonking Holdings Ltd	442,054	0.5
1,656,000		Renhe Commercial
		Holdings Co. Ltd.	232,054	0.3
218,900		Vinda International
		Holdings Ltd.	248,219	0.3
95,594		Weichai Power Co. Ltd.	481,015	0.6
136,000		Xinao Gas Holdings Ltd.	491,440	0.6
185,639		Yanzhou Coal Mining
		Co., Ltd.	459,511	0.5
			14,925,345	17.4

		Hong Kong: 0.9%
126,800		AIA Group Ltd.	387,721	0.5
256,000		China Everbright Ltd.	379,544	0.4
			767,265	0.9
		India: 8.0%
69,014		Coal India Ltd.	468,004	0.5
18,464		Hero Honda Motors Ltd	823,310	1.0
68,792		Housing Development
		Finance Corp.	967,800	1.1
30,676		ICICI Bank Ltd.	578,338	0.7
133,826		ITC Ltd.	583,523	0.7
22,467		Jsw Steel Ltd.	299,869	0.4
23,362		Larsen & Toubro Ltd.	673,703	0.8
71,410		Oil & Natural Gas Corp.,
		Ltd.	405,689	0.5
73,665		Oriental Bank Of
		Commerce	436,057	0.5
30,570		Shriram Transport
		Finance Co. Ltd.	382,590	0.4
21,595		United Spirits Ltd.	387,042	0.5
18,830		Vedanta Resources
		PLC	384,340	0.4
67,308		Yes Bank Ltd.	431,194	0.5
			6,821,459	8.0

		Indonesia: 2.8%
1,063,496		Bank Mandiri Persero
		TBK PT	848,337	1.0
163,200		Indo Tambangraya
		Megah PT	814,134	1.0
846,600		Telekomunikasi
		Indonesia Tbk PT	706,053	0.8
			2,368,524	2.8

		Luxembourg: 0.5%
17,288	L	Ternium SA ADR	424,248	0.5

		Macau: 0.7%
201,600	@	Sands China Ltd.	605,846	0.7

		Malaysia: 1.0%
235,700		Axiata Group Bhd	372,537	0.5

See Accompanying Notes to Financial Statements

2

PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: (continued)
		Malaysia: (continued)
128,500		Genting Bhd	$447,566	0.5
			820,103	1.0

		Mexico: 3.4%
64,506		America Movil SAB de
		CV ADR	1,639,742	1.9
172,722		Mexichem SA de CV	595,526	0.7
272,358		Wal-Mart de Mexico SA
		de CV	703,018	0.8
			2,938,286	3.4

		Panama: 0.4%
4,784		Copa Holdings S.A.	330,431	0.4

		Peru: 0.7%
5,545		Credicorp Ltd.	603,185	0.7

		Philippines: 0.4%
2,651,600		Energy Development
		Corp.	376,210	0.4

		Russia: 7.8%
29,836	L	Eurasia Drilling
		Company Ltd. GDR	704,129	0.8
9,432		Evraz Group SA GDR	167,077	0.2
133,073		Gazprom OAO ADR	1,552,962	1.8
8,136		NovaTek OAO GDR	1,135,199	1.3
603,766		Sberbank of Russian
		Federation	1,632,435	1.9
10,892		Uralkali GDR	469,357	0.6
86,388	@	VTB Bank OJSC GDR	412,911	0.5
19,776	@	X5 Retail Group N.V.
		GDR	592,677	0.7
			6,666,747	7.8

		South Africa: 5.4%
14,639		AngloGold Ashanti Ltd	661,663	0.8
127,409		Aquarius Platinum Ltd.	379,655	0.4
32,162		Imperial Holdings Ltd.	472,763	0.6
69,920		MTN Group Ltd.	1,215,266	1.4
27,727		Naspers Ltd.	1,315,367	1.5
47,989		Standard Bank Group
		Ltd.	589,270	0.7
			4,633,984	5.4

		South Korea: 14.9%
69,700	@	BS Financial Group,
		Inc.	767,120	0.9
2,936	@	E-Mart Co. Ltd.	766,984	0.9
2,644		Hyundai Department
		Store Co. Ltd.	379,085	0.5
1,791		Hyundai Mipo Dockyard
		Co., Ltd.	194,635	0.2
3,633		Hyundai Mobis	1,039,733	1.2
32,752		KB Financial Group,
		Inc.	1,268,874	1.5
17,594		Kia Motors Corp.	1,127,984	1.3
2,772		LG Chem Ltd.	894,486	1.1
2,719		Posco	942,102	1.1
4,400		Samsung Electronics
		Co., Ltd.	3,787,789	4.4

4,230		Samsung Engineering
		Co. Ltd	$863,976	1.0
9,063	#	Samsung Life Insurance
		Co. Ltd.	702,888	0.8
			12,735,656	14.9

		Taiwan: 10.5%
101,000		Catcher Technology
		Co., Ltd.	562,722	0.7
579,725		China Life Insurance
		Co., Ltd.	642,539	0.7
374,325		Chinatrust Financial
		Holding Co., Ltd.	245,332	0.3
134,000		E Ink Holdings, Inc.	273,554	0.3
327,900		Far Eastern Department
		Stores Co., Ltd.	501,333	0.6
261,229		Fubon Financial Holding
		Co., Ltd.	306,274	0.4
468,130		Hon Hai Precision
		Industry Co., Ltd.	1,283,321	1.5
36,300		HTC Corp.	815,790	1.0
78,000		Kinsus Interconnect
		Technology Corp.	269,397	0.3
82,000		President Chain Store
		Corp.	455,980	0.5
49,000		Simplo Technology Co.
		Ltd.	288,324	0.3
208,197		Taiwan Fertilizer Co.,
		Ltd.	536,616	0.6
943,431		Taiwan Semiconductor
		Manufacturing Co., Ltd.	2,299,025	2.7
958,470		Yuanta Financial
		Holding Co., Ltd.	546,373	0.6
			9,026,580	10.5

		Thailand: 1.5%
84,600		PTT PCL	834,081	1.0
127,000		Siam Commercial Bank
		PCL	479,977	0.5
			1,314,058	1.5

		Turkey: 1.6%
143,401		Turk Telekomunikasyon
		AS	608,181	0.7
113,194		Turkiye Garanti Bankasi
		A/S	397,149	0.5
56,531		Turkiye Halk Bankasi
		AS	347,402	0.4
			1,352,732	1.6

		United Kingdom: 0.6%
25,260		Antofagasta PLC	470,139	0.6

		Total Common Stock
		(Cost $65,409,751)	78,966,832	92.2

EXCHANGE-TRADED FUNDS: 3.7%
81,300	@	iShares MSCI India	518,694	0.6
141,310		iShares MSCI Malaysia
		Index Fund	1,961,383	2.3

See Accompanying Notes to Financial Statements

3

PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

			Percentage
			of Net
Shares		Value	Assets
EXCHANGE-TRADED FUNDS: (continued)
51,558	iShares MSCI Taiwan
	Index Fund	$666,645	0.8

	Total Exchange-Traded
	Funds
	(Cost $3,107,791)	3,146,722	3.7

PREFERRED STOCK: 1.2%
	Brazil: 1.2%
57,188	Gerdau SA	515,970	0.6
74,000	Usinas Siderurgicas de
	Minas Gerais SA	517,657	0.6

	Total Preferred Stock
	(Cost $1,362,707)	1,033,627	1.2

	Total Long-Term
	Investments
	(Cost $69,880,249)	83,147,181	97.1

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: 2.5%
	Securities Lending Collateralcc(1): 2.5%
1,000,000	Cantor Fitzgerald,
	Repurchase Agreement
	dated 10/31/11, 0.15%,
	due 11/01/11 (Principal
	Amount $1,000,000,
	collateralized by various
	U.S. Government
	Agency Obligations,
	0.742%-6.579%, Market
	Value plus accrued
	interest $1,020,000, due
	11/01/15-03/01/48)	1,000,000	1.1
183,135	Deutsche Bank AG,
	Repurchase Agreement
	dated 10/31/11, 0.12%,
	due 11/01/11 (Principal
	Amount $183,135,
	collateralized by various
	U.S. Government
	Agency Obligations,
	1.750%-7.000%, Market
	Value plus accrued
	interest $186,798, due
	07/01/12-10/01/41)	183,135	0.2

1,000,000	Merrill Lynch & Co.,
	Inc., Repurchase
	Agreement dated
	10/31/11, 0.12%, due
	11/01/11 (Principal
	Amount $1,000,000
	collateralized by various
	U.S. Government
	Agency Obligations,
	3.000%-6.000%, Market
	Value plus accrued
	interest $1,020,069, due
	09/01/21-11/01/41)	$1,000,000	1.2
		2,183,135	2.5

	Total Short-Term
	Investments
	(Cost $2,183,135)	2,183,135	2.5

	Total Investments in
	Securities
	(Cost $72,063,384)	$85,330,316	99.6
	Assets in Excess of Other
	Liabilities	377,935	0.4
	Net Assets	$85,708,251	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

ADR	American Depository Receipt
GDR	Global Depository Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $77,187,111.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$18,593,834
Gross Unrealized Depreciation	(10,450,629)

Net Unrealized appreciation	$8,143,205

Percentage
Sector Diversification	of Net Assets
Consumer Discretionary	10.4%
Consumer Staples	5.2
Energy	13.2
Financials	23.0
Industrials	5.7
Information Technology	12.1
Materials	13.8
Telecommunications	9.1

See Accompanying Notes to Financial Statements
4

PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

Utilities	0.9%
Other Long-Term Investments	3.7
Short-Term Investments	2.5
Assets in Excess of Other Liabilities	0.4
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2011 in valuing the assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs #	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	10/31/2011
Asset Table
Investments, at value
Common Stock
Brazil	$10,509,830	$653,789	$—	$11,163,619
Canada	622,415	—	—	622,415
China	210,270	14,715,075	—	14,925,345
Hong Kong	—	767,265	—	767,265
India	—	6,821,459	—	6,821,459
Indonesia	—	2,368,524	—	2,368,524
Luxembourg	424,248	—	—	424,248
Macau	—	605,846	—	605,846
Malaysia	—	820,103	—	820,103
Mexico	2,938,286	—	—	2,938,286
Panama	330,431	—	—	330,431
Peru	603,185	—	—	603,185
Philippines	—	376,210	—	376,210
Russia	3,889,526	2,777,221	—	6,666,747
South Africa	—	4,633,984	—	4,633,984
South Korea	766,984	11,968,672	—	12,735,656
Taiwan	—	9,026,580	—	9,026,580
Thailand	—	1,314,058	—	1,314,058
Turkey	608,181	744,551	—	1,352,732
United Kingdom	—	470,139	—	470,139
Total Common Stock	20,903,356	58,063,476	—	78,966,832
Exchange-Traded Funds	3,146,722	—	—	3,146,722
Preferred Stock	1,033,627	—	—	1,033,627
Short-Term Investments	—	2,183,135	—	2,183,135
Total Investments, at value	$25,083,705	$60,246,611	$—	$85,330,316

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending October 31, 2011.

See Accompanying Notes to Financial Statements
5

ING EMERGING MARKETS	PORTFOLIO OF INVESTMENTS
EQUITY FUND	AS OF OCTOBER 31, 2011

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 87.1%
		Argentina: 0.3%
13,800		Telecom Argentina SA
		ADR	$277,104	0.3

		Brazil: 16.2%
55,700		Banco Santander Brasil
		SA ADR	506,870	0.6
18,900		Braskem SA ADR	340,956	0.4
53,800		BRF - Brasil Foods SA
		ADR	1,132,490	1.2
9,000		Cia Brasileira de
		Distribuicao Grupo Pao
		de Acucar ADR	352,710	0.4
25,900		Cia de Bebidas das
		Americas ADR	873,348	1.0
6,600		Cia de Saneamento
		Basico do Estado de
		Sao Paulo ADR	358,116	0.4
23,400		Cia Energetica de
		Minas Gerais ADR	398,736	0.4
12,900		Embraer SA ADR	358,878	0.4
51,900		Fibria Celulose SA ADR	460,353	0.5
70,700		Gerdau SA ADR	637,714	0.7
64,200		Gol Linhas Aereas
		Inteligentes SA ADR	514,884	0.6
76,300		Itau Unibanco Holding
		SA ADR	1,458,856	1.6
110,700		Petroleo Brasileiro SA
		ADR	2,924,647	3.2
33,600		Telefonica Brasil SA
		ADR	975,072	1.1
20,000		Tim Participacoes SA
		ADR	520,800	0.6
71,000		Vale SA ADR	1,675,600	1.9
43,900		Vale SA	1,115,499	1.2
			14,605,529	16.2

		China: 14.9%
3,400	@	Baidu.com ADR	476,612	0.5
2,637,000		Bank of China Ltd.	938,991	1.0
424,000		China Coal Energy Co.
		- Class H	528,363	0.6
1,996,000		China Construction
		Bank	1,467,249	1.6
29,000		China Mobile Ltd.	275,761	0.3
169,500		China Shenhua Energy
		Co., Ltd.	775,807	0.9
664,000		China Telecom Corp.,
		Ltd.	410,159	0.5
31,500		China Unicom Hong
		Kong Ltd. ADR	633,465	0.7
453,000		CNOOC Ltd.	856,752	0.9
274,000		Dongfeng Motor Group
		Co., Ltd.	447,179	0.5
321,000		Dongyue Group	248,684	0.3
647,000		GCL Poly Energy
		Holdings Ltd.	208,951	0.2
307,500		Great Wall Motor Co.
		Ltd.	417,762	0.5
70,000		Hengan International
		Group Co., Ltd.	607,081	0.7
2,236,000		Industrial and
		Commercial Bank of
		China Ltd.	$1,396,983	1.5
2,600		PetroChina Co., Ltd.
		ADR	336,986	0.4
764,000		PetroChina Co., Ltd.	992,305	1.1
86,000		Ping An Insurance
		Group Co. of China Ltd.	638,122	0.7
5,600	@	Sina Corp.	455,224	0.5
574,500		Soho China Ltd.	409,801	0.5
118,000		Tingyi Cayman Islands
		Holding Corp.	335,781	0.4
60,000		Tsingtao Brewery Co.,
		Ltd.	305,258	0.3
52,000		Weichai Power Co. Ltd.	261,785	0.3
			13,425,061	14.9

		Hong Kong: 3.8%
100,000		China Mengniu Diary
		Co., Ltd.	318,805	0.4
15,400		China Mobile Ltd. ADR	732,424	0.8
3,200		CNOOC Ltd. ADR	603,552	0.7
9,600	@	Jardine Matheson
		Holdings Ltd.	487,488	0.5
94,000		Kingboard Chemicals
		Holdings	321,224	0.4
522,000		Lenovo Group Ltd.	351,115	0.4
602,000		Skyworth Digital
		Holdings Ltd.	318,262	0.3
408,000		Xinyi Glass Holding Co.
		Ltd.	257,191	0.3
			3,390,061	3.8

		India: 2.3%
9,200		ICICI Bank Ltd. ADR	341,872	0.4
13,800		Infosys Technologies
		Ltd. ADR	808,542	0.9
25,000	#	Reliance Industries Ltd.
		GDR	903,851	1.0
			2,054,265	2.3

		Indonesia: 1.1%
261,500		Tambang Batubara
		Bukit Asam Tbk PT	536,253	0.6
177,500		United Tractors Tbk PT	488,223	0.5
			1,024,476	1.1

		Israel: 0.5%
37,600		Israel Chemicals Ltd.	447,390	0.5

		Kazakhstan: 0.3%
17,900		KazMunaiGas
		Exploration Production	304,329	0.3

		Malaysia: 0.6%
739,900	@	UEM Land Holdings
		Bhd	526,025	0.6

		Mexico: 3.5%
19,100		America Movil SAB de
		CV ADR	485,522	0.5
145,400	@	Cemex SAB de CV
		ADR	635,398	0.7
224,500		Compartamos SAB de
		CV	351,193	0.4

See Accompanying Notes to Financial Statements

6

ING EMERGING MARKETS	PORTFOLIO OF INVESTMENTS
EQUITY FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: (continued)
		Mexico: (continued)
6,200		Fomento Economico
		Mexicano SAB de CV
		ADR	$415,710	0.5
42,700		Grupo Televisa SAB
		ADR	910,791	1.0
127,264		Wal-Mart de Mexico SA
		de CV	332,450	0.4
			3,131,064	3.5

		Netherlands: 0.5%
43,000		VimpelCom Ltd. ADR
		ADR	472,140	0.5

		Peru: 0.2%
5,600		Cia de Minas
		Buenaventura SA ADR	229,208	0.2

		Russia: 7.4%
88,900		Gazprom OAO ADR	1,037,463	1.2
23,900		Lukoil-Spon	1,390,980	1.5
31,500		MMC Norilsk Nickel
		ADR	614,277	0.7
50,700		Mobile Telesystems
		OJSC ADR	724,503	0.8
51,500		Rosneft Oil Co. GDR	364,909	0.4
148,700	@	Sberbank of Russia
		ADR	1,620,830	1.8
30,600		Severstal OAO GDR	446,922	0.5
17,500		Tatneft ADR	516,913	0.5
			6,716,797	7.4

		South Africa: 6.3%
4,440		Anglo Platinum Ltd.	321,290	0.3
53,703		ArcelorMittal South
		Africa Ltd.	455,855	0.5
24,300		Exxaro Resources Ltd.	547,455	0.6
14,812		Impala Platinum
		Holdings Ltd.	341,854	0.4
6,900		Kumba Iron Ore Ltd.	409,613	0.4
18,600		MTN Group Ltd.	324,880	0.4
9,800		Sasol Ltd. ADR	443,352	0.5
17,300		Sasol Ltd.	781,870	0.9
42,325		Standard Bank Group
		Ltd.	522,287	0.6
19,700		Tiger Brands Ltd.	568,086	0.6
84,125		Vodacom Group Pty
		Ltd.	953,710	1.1
			5,670,252	6.3

		South Korea: 15.2%
28,200	@	BS Financial Group,
		Inc.	310,370	0.3
1,300		CJ CheilJedang Corp.	358,755	0.4
9,800		Dongbu Insurance Co.,
		Ltd.	412,574	0.5
15,100		Hana Financial Group,
		Inc.	539,423	0.6
8,600		Hankook Tire Co. Ltd	343,262	0.4
21,100		Hynix Semiconductor,
		Inc.	427,007	0.5
4,500		Hyundai Motor Co.	906,248	1.0
22,800		Industrial Bank Of
		Korea	$299,325	0.3
20,700		KB Financial Group,
		Inc. ADR	808,335	0.9
3,145		KCC Corp.	762,329	0.9
8,200		Kia Motors Corp.	525,718	0.6
13,400		KP Chemical Corp.	189,027	0.2
33,700		KT Corp. ADR	562,116	0.6
3,900		KT&G Corp.	244,586	0.3
3,244		LG Electronics, Inc.	214,759	0.2
24,300		LG.Philips LCD Co. Ltd
		ADR	244,458	0.2
383		Lotte Chilsung
		Beverage Co., Ltd.	429,982	0.5
313		Lotte Confectionery Co.
		Ltd.	489,428	0.5
2,233		Samsung Electronics
		Co., Ltd.	1,922,303	2.1
4,800	@	Samsung Electronics
		Co., Ltd. GDR	2,057,271	2.3
12,300		Samsung Heavy
		Industries Co., Ltd.	375,253	0.4
3,920	#	Samsung Life
		Insurance Co. Ltd.	304,019	0.3
3,900		SK Corp.	519,194	0.6
34,900		SK Telecom Co., Ltd.
		ADR	516,171	0.6
			13,761,913	15.2

		Taiwan: 5.7%
21,800		Chunghwa Telecom
		Co. Ltd. ADR	733,134	0.8
134,400		Hon Hai Precision
		Industry Co., Ltd.	751,698	0.8
337,000		Hon Hai Precision
		Industry Co., Ltd.	923,844	1.0
13,000		HTC Corp.	292,156	0.3
251,000		Taiwan Semiconductor
		Manufacturing Co., Ltd.	611,656	0.7
109,700		Taiwan Semiconductor
		Manufacturing Co., Ltd.
		ADR	1,384,414	1.6
963,000		United Microelectronics
		Corp.	422,827	0.5
			5,119,729	5.7

		Thailand: 2.8%
87,600		Bangkok Bank PCL	443,927	0.5
558,200		Charoen Pokphand
		Foods PCL	544,892	0.6
115,800		PTT PCL	1,141,686	1.3
36,000		Siam Cement PCL	365,515	0.4
			2,496,020	2.8

		Turkey: 0.4%
27,700	@	Turkcell Iletisim Hizmet
		AS ADR	341,264	0.4

		United Kingdom: 1.0%
137,200	@	Afren PLC	217,837	0.2
22,500		Anglo American PLC
		ADR	412,875	0.5

See Accompanying Notes to Financial Statements
7

ING EMERGING MARKETS	PORTFOLIO OF INVESTMENTS
EQUITY FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	United Kingdom: (continued)
180,800	Old Mutual PLC	$319,078	0.3
		949,790	1.0

	United States: 4.1%
32,200	Archer-Daniels-Midland
	Co.	931,868	1.0
82,700	Avon Products, Inc.	1,511,756	1.7
7,300	Bunge Ltd.	450,921	0.5
53,000	@ Yahoo!, Inc.	828,920	0.9
		3,723,465	4.1

	Total Common Stock
	(Cost $73,055,010)	78,665,882	87.1

EXCHANGE-TRADED FUNDS: 3.7%
20,600	iShares MSCI Brazil
	Index Fund	1,284,822	1.4
50,100	iShares MSCI
	Emerging Markets
	Index Fund	2,044,080	2.3

	Total Exchange-Traded
	Funds
	(Cost $3,085,223)	3,328,902	3.7

	Total Investments in
	Securities
	(Cost $76,140,233)	$81,994,784	90.8
	Assets in Excess of Other
	Liabilities	8,259,677	9.2
	Net Assets	$90,254,461	100.0

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security
ADR	American Depository Receipt
GDR	Global Depository Receipt

Cost for federal income tax purposes is the same as for financial statement purposes.

Percentage
Sector Diversification	of Net Assets
Consumer Discretionary	4.8%
Consumer Staples	11.4
Energy	16.2
Financials	15.0
Industrials	5.0
Information Technology	13.0
Materials	10.9
Telecommunications	10.0
Utilities	0.8
Other Long-Term Investments	3.7
Assets in Excess of Other Liabilities	9.2
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2011 in valuing the assets and liabilities:

See Accompanying Notes to Financial Statements
8

ING EMERGING MARKETS	PORTFOLIO OF INVESTMENTS
EQUITY FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs #	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	10/31/2011
Asset Table
Investments, at value
Common Stock
Argentina	$277,104	$—	$—	$277,104
Brazil	13,146,673	1,458,856	—	14,605,529
China	1,902,287	11,522,774	—	13,425,061
Hong Kong	1,823,464	1,566,597	—	3,390,061
India	1,150,414	903,851	—	2,054,265
Indonesia	—	1,024,476	—	1,024,476
Israel	—	447,390	—	447,390
Kazakhstan	—	304,329	—	304,329
Malaysia	—	526,025	—	526,025
Mexico	3,131,064	—	—	3,131,064
Netherlands	472,140	—	—	472,140
Peru	229,208	—	—	229,208
Russia	4,773,776	1,943,021	—	6,716,797
South Africa	443,352	5,226,900	—	5,670,252
South Korea	2,375,666	11,386,247	—	13,761,913
Taiwan	2,117,548	3,002,181	—	5,119,729
Thailand	—	2,496,020	—	2,496,020
Turkey	341,264	—	—	341,264
United Kingdom	—	949,790	—	949,790
United States	3,723,465	—	—	3,723,465
Total Common Stock	35,907,425	42,758,457	—	78,665,882
Exchange-Traded Funds	3,328,902	—	—	3,328,902
Total Investments, at value	$39,236,327	$42,758,457	$—	$81,994,784
Other Financial Instruments+
Futures	419,911	—	—	419,911
Total Assets	$39,656,238	$42,758,457	$—	$82,414,695

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending October 31, 2011.

ING Emerging Markets Equity Fund Open Futures Contracts on October 31, 2011:

				Unrealized
	Number	Expiration	Notional	Appreciation/
Contract Description	of Contracts	Date	Value	(Depreciation)
Long Contracts
Mini MSCI Emerging Markets Index	104	12/16/11	$5,078,320	$368,533
SGX S&P CNX Nifty Index	117	11/24/11	1,251,198	51,378
			$6,329,518	$419,911

See Accompanying Notes to Financial Statements
9

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF OCTOBER 31, 2011

				Percentage
Principal				of Net
Amount†			Value	Assets
CORPORATE BONDS/NOTES: 24.8%
		Argentina: 0.0%
302,000		Arcos Dorados BV,
		7.500%, 10/01/19	$329,180	0.0

		Australia: 0.2%
680,000	#	FMG Resources August
		2006 Pty Ltd, 6.375%,
		02/01/16	663,000	0.1
350,000	#	FMG Resources August
		2006 Pty Ltd., 7.000%,
		11/01/15	351,750	0.1
			1,014,750	0.2

		Bermuda: 0.1%
875,000		Noble Group Ltd., 6.750%,
		01/29/20	870,625	0.1

		Brazil: 1.8%
1,945,000	#	Banco do Brasil SA,
		5.875%, 01/26/22	1,974,175	0.3
BRL 3,899,000	#	Banco Votorantim SA,
		6.250%, 05/16/16	2,390,248	0.4
1,320,000		Itau Unibanco Holding
		SA/Cayman Island,
		5.750%, 01/22/21	1,336,500	0.2
1,000,000	#	JBS Finance II Ltd.,
		8.250%, 01/29/18	935,000	0.1
1,250,000	#	QGOG Atlantic / Alaskan
		Rigs Ltd., 5.250%, 07/30/18	1,271,875	0.2
1,050,000		Rearden G Holdings EINS
		GmbH, 7.875%, 03/30/20	1,042,125	0.2
400,000	#	Rearden G Holdings EINS
		GmbH, 7.875%, 03/30/20	397,000	0.1
309,000		Vale Overseas Ltd.,
		6.875%, 11/10/39	361,774	0.0
588,000	#	Voto-Votorantim Ltd.,
		6.750%, 04/05/21	621,810	0.1
1,150,000		Voto-Votorantim Overseas
		Trading Operations NV,
		6.625%, 09/25/19	1,227,625	0.2
			11,558,132	1.8

		Canada: 0.3%
445,000	#	Bombardier, Inc., 7.500%,
		03/15/18	487,275	0.1
900,000	#	Bombardier, Inc., 7.750%,
		03/15/20	994,500	0.1
575,000		Nova Chemicals Corp.,
		8.625%, 11/01/19	649,750	0.1
			2,131,525	0.3

		Cayman Islands: 0.3%
650,000	#	IPIC GMTN Ltd., 5.500%,
		03/01/22	647,400	0.1
1,185,000		Odebrecht Finance Ltd,
		7.000%, 04/21/20	1,279,800	0.2
			1,927,200	0.3

		Chile: 0.6%
470,000		Celulosa Arauco y
		Constitucion S.A., 7.250%,
		07/29/19	563,307	0.1
1,560,000		Inversiones CMPC SA,
		4.750%, 01/19/18	$1,637,520	0.3
672,000	#	Inversiones CMPC SA,
		4.750%, 01/19/18	705,393	0.1
645,000	#	Inversiones CMPC SA,
		6.125%, 11/05/19	725,664	0.1
			3,631,884	0.6

		China: 0.1%
200,000	#	ENN Energy Holdings Ltd..,
		6.000%, 05/13/21	213,217	0.0
250,000	#	Mega Advance Investments
		Ltd., 6.375%, 05/12/41	254,089	0.1
			467,306	0.1

		Colombia: 1.4%
9,330,000	#	Citigroup Funding, Inc.,
		11.000%, 07/27/20	8,677,273	1.4

		France: 0.2%
904,000		France Telecom S.A.,
		4.375%, 07/08/14	975,093	0.2

		India: 0.0%
300,000	#	Reliance Holdings USA,
		Inc., 6.250%, 10/19/40	301,111	0.0

		Italy: 0.2%
949,000		Telecom Italia Capital S.A.,
		5.250%, 11/15/13	954,807	0.1
409,000		Telecom Italia Capital SA,
		6.175%, 06/18/14	415,871	0.1
			1,370,678	0.2

		Kazakhstan: 0.3%
765,000		Kazatomprom, 6.250%,
		05/20/15	797,512	0.1
1,000,000	#	KazMunayGas National
		Co., 11.750%, 01/23/15	1,217,500	0.2
			2,015,012	0.3

		Luxembourg: 0.1%
575,000		Gazprom OAO Via Gaz
		Capital SA, 6.510%,
		03/07/22	605,187	0.1

		Mexico: 1.0%
1,970,000		America Movil SAB de CV,
		6.125%, 03/30/40	2,343,676	0.4
1,336,000		Petroleos Mexicanos,
		6.000%, 03/05/20	1,499,660	0.2
2,190,000		Southern Copper Corp.,
		6.750%, 04/16/40	2,333,335	0.4
			6,176,671	1.0

		Netherlands: 0.2%
1,133,000		Cooperatieve Centrale
		Raiffeisen-Boerenleenbank
		BA/Netherlands, 4.500%,
		01/11/21	1,244,679	0.2

		Qatar: 0.1%
440,000	#	Nakilat, Inc., 6.067%,
		12/31/33	480,700	0.1

See Accompanying Notes to Financial Statements

10

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

				Percentage
Principal				of Net
Amount†			Value	Assets
CORPORATE BONDS/NOTES: (continued)
		Russia: 0.1%
400,000	#	Vnesheconombank Via
		VEB Finance Ltd., 6.902%,
		07/09/20	$434,000	0.1

		South Africa: 0.3%
2,232,000	#	Gold Fields Orogen Holding
		BVI Ltd., 4.875%, 10/07/20	2,088,268	0.3

		United Kingdom: 0.6%
627,000	#	Barclays Bank PLC,
		6.050%, 12/04/17	605,616	0.1
1,096,000		Diageo Capital PLC,
		5.200%, 01/30/13	1,156,026	0.2
300,000	#	Intelsat Jackson Holdings
		Ltd., 7.250%, 10/15/20	301,500	0.0
325,000	#	Intelsat Jackson Holdings
		SA, 7.500%, 04/01/21	327,437	0.1
665,000	#	Lloyds TSB Bank PLC,
		6.500%, 09/14/20	622,054	0.1
565,000		Virgin Media Secured
		Finance PLC, 6.500%,
		01/15/18	611,613	0.1
			3,624,246	0.6

		United States: 16.6%
1,201,000		ACE INA Holdings, Inc.,
		5.900%, 06/15/19	1,414,253	0.2
565,000		AES Corp., 8.000%,
		10/15/17	622,913	0.1
426,000	#	Allegheny Energy Supply
		Co. LLC, 5.750%, 10/15/19	465,831	0.1
304,000		Alltel Corp., 7.000%,
		03/15/16	366,453	0.1
625,000		Alpha Natural Resources,
		Inc., 6.250%, 06/01/21	620,312	0.1
280,000		Alpha Natural Resources,
		Inc., 6.000%, 06/01/19	279,300	0.1
388,000		Altria Group, Inc., 9.250%,
		08/06/19	517,798	0.1
900,000		Altria Group, Inc., 9.700%,
		11/10/18	1,213,951	0.2
735,000		AMC Entertainment, Inc.,
		8.750%, 06/01/19	780,938	0.1
735,000	#	AMC Networks, Inc.,
		7.750%, 07/15/21	801,150	0.1
847,000		American Express Credit
		Corp., 2.750%, 09/15/15	859,251	0.1
1,871,000		American Express Credit
		Corp., 5.125%, 08/25/14	2,035,573	0.3
664,000		American International
		Group, Inc., 6.400%,
		12/15/20	698,616	0.1
785,000	#	Arch Coal, Inc., 7.250%,
		06/15/21	812,475	0.1
500,000		Arch Coal, Inc., 8.750%,
		08/01/16	548,750	0.1
2,040,000		AT&T, Inc., 2.500%,
		08/15/15	2,102,863	0.3
1,080,000		AutoZone, Inc., 4.000%,
		11/15/20	1,103,925	0.2
200,000		Bank of America Corp.,
		5.420%, 03/15/17	188,549	0.0
1,550,000		Bank of America Corp.,
		5.625%, 07/01/20	$1,499,975	0.2
633,000		Bank of New York Mellon
		Corp./The, 3.550%,
		09/23/21	637,749	0.1
650,000		BB&T Corp., 5.700%,
		04/30/14	714,642	0.1
65,000		Brocade Communications
		Systems, Inc., 6.625%,
		01/15/18	67,762	0.0
500,000		Brocade Communications
		Systems, Inc., 6.875%,
		01/15/20	526,250	0.1
590,000	#	Calpine Corp., 7.875%,
		07/31/20	635,725	0.1
900,000		Case New Holland, Inc.,
		7.875%, 12/01/17	1,019,250	0.2
505,000		CCO Holdings LLC / CCO
		Holdings Capital Corp.,
		7.000%, 01/15/19	526,462	0.1
400,000		CCO Holdings LLC / CCO
		Holdings Capital Corp.,
		7.250%, 10/30/17	420,000	0.1
1,000,000		Cellco Partnership / Verizon
		Wireless Capital, LLC,
		5.550%, 02/01/14	1,098,932	0.2
845,000		CF Industries, Inc., 6.875%,
		05/01/18	965,412	0.2
275,000		Chesapeake Energy Corp.,
		6.625%, 08/15/20	299,406	0.1
250,000	#	Chesapeake Oilfield
		Operating LLC/Chesapeake
		Oilfield Finance, Inc.,
		6.625%, 11/15/19	257,500	0.0
473,000	#	Chevron Phillips Chemical
		Co. LLC, 8.250%, 06/15/19	592,910	0.1
10,746,000	#	Citigroup Funding, Inc.,
		11.000%, 07/27/20	10,471,870	1.6
848,000		Citigroup, Inc., 5.000%,
		09/15/14	865,044	0.1
360,000		Citigroup, Inc., 8.500%,
		05/22/19	447,179	0.1
840,000		CMS Energy Corp.,
		6.250%, 02/01/20	900,673	0.1
675,000		Comcast Corp., 5.700%,
		05/15/18	780,701	0.1
718,000		Comcast Corp., 6.550%,
		07/01/39	892,281	0.1
64,000		Commonwealth Edison Co.,
		4.700%, 04/15/15	70,393	0.0
150,000		Consol Energy, Inc.,
		8.000%, 04/01/17	165,000	0.0
831,000		CVS Caremark Corp.,
		6.125%, 09/15/39	1,021,021	0.2
800,000		DaVita, Inc., 6.625%,
		11/01/20	810,000	0.1
720,000	#	Delphi Corp., 5.875%,
		05/15/19	734,400	0.1
1,226,000		Devon Energy Corp.,
		5.600%, 07/15/41	1,463,714	0.2
443,000		DIRECTV Holdings LLC /
		DIRECTV Financing Co.,
		Inc., 3.500%, 03/01/16	462,053	0.1

See Accompanying Notes to Financial Statements
11

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

				Percentage
Principal				of Net
Amount†			Value	Assets
CORPORATE BONDS/NOTES: (continued)
		United States: (continued)
624,000		Discover Bank/Greenwood
		DE, 7.000%, 04/15/20	$654,376	0.1
205,000		DISH DBS Corp., 6.750%,
		06/01/21	212,688	0.0
620,000		DISH DBS Corp., 7.875%,
		09/01/19	683,550	0.1
411,000		Enbridge Energy Partners,
		9.875%, 03/01/19	552,474	0.1
785,000	#	Endo Pharmaceuticals
		Holdings, Inc., 7.250%,
		01/15/22	849,762	0.1
246,000		Energy Transfer Partners,
		9.700%, 03/15/19	305,179	0.1
684,000		Entergy Corp., 5.125%,
		09/15/20	687,150	0.1
438,000		Entergy Texas, Inc.,
		7.125%, 02/01/19	527,622	0.1
597,000		Enterprise Products
		Operating LLC, 6.450%,
		09/01/40	733,458	0.1
651,000		Fifth Third Bancorp.,
		8.250%, 03/01/38	800,158	0.1
1,058,000		First Horizon National
		Corp., 5.375%, 12/15/15	1,061,764	0.2
500,000		Ford Motor Credit Co., LLC,
		8.125%, 01/15/20	610,239	0.1
250,000		Frontier Communications
		Corp., 7.875%, 04/15/15	266,094	0.0
605,000		General Electric Capital
		Corp., 2.250%, 11/09/15	607,176	0.1
1,120,000		General Electric Capital
		Corp., 4.375%, 09/16/20	1,145,256	0.2
900,000		General Electric Co.,
		5.250%, 12/06/17	1,028,311	0.2
1,982,000		Goldman Sachs Group,
		Inc., 5.375%, 03/15/20	2,018,752	0.3
780,000		Hanesbrands, Inc., 6.375%,
		12/15/20	791,700	0.1
735,000		HCA, Inc., 7.250%,
		09/15/20	791,044	0.1
506,000		Hess Corp., 7.000%,
		02/15/14	566,291	0.1
822,000		HSBC USA, Inc., 5.000%,
		09/27/20	802,419	0.1
840,000		Huntsman International
		LLC, 8.625%, 03/15/21	867,300	0.1
991,000	#	Hyatt Hotels Corp., 6.875%,
		08/15/19	1,095,438	0.2
430,000		Indiana Michigan Power,
		7.000%, 03/15/19	525,117	0.1
345,000		Inergy L.P./Inergy Finance
		Corp., 6.875%, 08/01/21	338,963	0.1
601,000		JPMorgan Chase & Co.,
		4.400%, 07/22/20	611,469	0.1
250,000		JPMorgan Chase Bank NA,
		5.875%, 06/13/16	271,675	0.1
2,632,000		Kellogg Co., 4.000%,
		12/15/20	2,873,660	0.5
500,000	#	Kinder Morgan Finance Co.
		LLC, 6.000%, 01/15/18	515,000	0.1
1,154,000		Kraft Foods, Inc., 6.500%,
		08/11/17	1,383,051	0.2
703,000		Lorillard Tobacco Co.,
		6.875%, 05/01/20	$798,059	0.1
651,000		Lyondell Chemical Co.,
		8.000%, 11/01/17	735,630	0.1
735,000		Lyondell Chemical Co.,
		11.000%, 05/01/18	822,281	0.1
840,000		Macy’s Retail Holdings,
		Inc., 6.375%, 03/15/37	939,574	0.2
565,000		MarkWest Energy Partners
		L.P. / MarkWest Energy
		Finance Corp., 6.500%,
		08/15/21	586,188	0.1
581,000		Merrill Lynch & Co., Inc.,
		6.050%, 05/16/16	573,173	0.1
464,000		Metropolitan Edison,
		7.700%, 01/15/19	583,379	0.1
392,000		Morgan Stanley, 4.100%,
		01/26/15	383,557	0.1
535,000		Morgan Stanley, 7.300%,
		05/13/19	576,319	0.1
525,000	#	Mylan, Inc./PA, 7.875%,
		07/15/20	590,625	0.1
1,314,000		NBCUniversal Media LLC,
		2.875%, 04/01/16	1,350,742	0.2
711,000		Nevada Power Co.,
		7.125%, 03/15/19	887,051	0.1
774,000		News America, Inc.,
		6.900%, 03/01/19	920,218	0.2
790,000		Nielsen Finance LLC /
		Nielsen Finance Co.,
		7.750%, 10/15/18	874,925	0.1
252,000		Nisource Finance Corp.,
		6.125%, 03/01/22	292,180	0.1
1,055,000	#	Oracle Corp., 5.375%,
		07/15/40	1,280,248	0.2
800,000		Owens, 7.375%, 05/15/16	872,000	0.1
857,000	#	Pacific Life Insurance Co.,
		9.250%, 06/15/39	1,157,211	0.2
780,000		Pinnacle Entertainment,
		Inc., 8.625%, 08/01/17	836,550	0.1
480,000		Pioneer Natural Resources
		Co., 7.500%, 01/15/20	547,262	0.1
735,000		Plains Exploration &
		Production Co., 7.625%,
		04/01/20	797,475	0.1
1,245,000		Protective Life Corp.,
		8.450%, 10/15/39	1,439,171	0.2
598,000		Qwest Corp., 6.500%,
		06/01/17	647,335	0.1
350,000	#	Sealed Air Corp., 8.375%,
		09/15/21	379,750	0.1
554,000		Sempra Energy, 6.500%,
		06/01/16	649,121	0.1
645,000		SLM Corp., 8.000%,
		03/25/20	672,413	0.1
555,000		Smithfield Foods, Inc.,
		10.000%, 07/15/14	647,963	0.1
476,000		Southwestern Electric
		Power, 5.550%, 01/15/17	530,232	0.1
500,000		SPX Corp., 6.875%,
		09/01/17	535,000	0.1

See Accompanying Notes to Financial Statements
12

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

				Percentage
Principal				of Net
Amount†			Value	Assets
CORPORATE BONDS/NOTES: (continued)
		United States: (continued)
2,078,000		St. Jude Medical, Inc.,
		2.500%, 01/15/16	$2,136,049	0.3
1,374,000		Symantec Corp., 4.200%,
		09/15/20	1,383,156	0.2
765,000		Time Warner Cable, Inc.,
		5.875%, 11/15/40	862,864	0.1
937,000		Time Warner Cable, Inc.,
		6.750%, 06/15/39	1,151,429	0.2
1,481,000		Time Warner, Inc., 7.700%,
		05/01/32	1,946,169	0.3
780,000		Toys R Us Property Co. II
		LLC, 8.500%, 12/01/17	827,775	0.1
479,000		Transcontinental Gas Pipe
		Line Co. LLC, 6.050%,
		06/15/18	553,349	0.1
825,000		Tyson Foods, Inc., 6.850%,
		04/01/16	895,125	0.1
400,000	#	Valeant Pharmaceuticals
		International, 7.000%,
		10/01/20	398,000	0.1
720,000	#	Valeant Pharmaceuticals
		International, 7.250%,
		07/15/22	712,800	0.1
1,000,000		Verizon Communications,
		Inc., 2.000%, 11/01/16	1,004,459	0.2
860,000		Wells Fargo & Co., 3.676%,
		06/15/16	905,532	0.2
800,000		Windstream Corp., 7.000%,
		03/15/19	806,000	0.1
210,000		Wyndham Worldwide Corp.,
		7.375%, 03/01/20	237,366	0.0
735,000		Wynn Las Vegas LLC /
		Wynn Las Vegas Capital
		Corp., 7.875%, 11/01/17	808,959	0.1
257,000		Xerox Corp., 4.250%,
		02/15/15	271,451	0.1
735,000	#	XM Satellite Radio, Inc.,
		7.625%, 11/01/18	795,638	0.1
			105,558,094	16.6

		Venezuela: 0.3%
2,212,000	#	Petroleos de Venezuela
		SA, 12.750%, 02/17/22	1,791,720	0.3

	Total Corporate
	Bonds/Notes
	(Cost $150,267,928)		157,273,334	24.8

COLLATERALIZED MORTGAGE OBLIGATIONS: 8.2%
		United States: 8.2%
1,685,000	#	American General
		Mortgage Loan Trust,
		5.750%, 09/25/48	1,713,902	0.3
2,467,605		Banc of America Alternative
		Loan Trust, 4.750%,
		02/25/19	2,519,215	0.4
470,000		Banc of America
		Commercial Mortgage, Inc.,
		5.289%, 07/10/43	405,524	0.1
770,000		Banc of America
		Commercial Mortgage, Inc.,
		5.349%, 07/10/43	628,373	0.1
600,000		Banc of America
		Commercial Mortgage, Inc.,
		5.801%, 06/10/49	$530,715	0.1
697,906		Banc of America Funding
		Corp., 5.750%, 10/25/35	691,095	0.1
798,831		Banc of America Funding
		Corp., 5.750%, 11/25/35	786,188	0.1
630,000	#	Banc of America Large
		Loan, Inc., 6.010%,
		10/10/45	570,583	0.1
1,720,000		Bear Stearns Adjustable
		Rate Mortgage Trust,
		2.758%, 08/25/35	1,548,098	0.2
2,048,969		Chase Mortgage Finance
		Corp., 5.480%, 12/25/35	1,865,258	0.3
2,746,500		Credit Suisse Mortgage
		Capital Certificates,
		5.589%, 09/15/40	2,792,997	0.4
356,350		CW Capital Cobalt Ltd.,
		5.174%, 08/15/48	359,120	0.1
2,389,521		CW Capital Cobalt Ltd.,
		5.736%, 05/15/46	2,429,710	0.4
1,000,000	#	DBUBS Mortgage Trust,
		5.557%, 11/10/46	795,456	0.1
1,148,951		First Horizon Asset
		Securities, Inc., 5.750%,
		02/25/36	1,149,126	0.2
1,030,000		JP Morgan Chase
		Commercial Mortgage
		Securities Corp., 4.981%,
		01/15/42	889,702	0.1
2,338,809		JP Morgan Chase
		Commercial Mortgage
		Securities Corp., 5.247%,
		01/12/43	2,365,936	0.4
440,000	#	JP Morgan Chase
		Commercial Mortgage
		Securities Corp., 5.389%,
		07/15/46	320,646	0.1
480,000		JP Morgan Chase
		Commercial Mortgage
		Securities Corp., 6.288%,
		02/12/51	502,441	0.1
607,874		JPMorgan Mortgage Trust,
		4.513%, 07/25/35	531,641	0.1
318,441		JPMorgan Mortgage Trust,
		4.825%, 07/25/35	315,740	0.0
624,426		JPMorgan Mortgage Trust,
		5.343%, 07/25/35	602,654	0.1
600,000		LB Commercial Conduit
		Mortgage Trust, 5.942%,
		07/15/44	531,965	0.1
920,000		LB-UBS Commercial
		Mortgage Trust, 4.986%,
		12/15/39	843,083	0.1
890,000		LB-UBS Commercial
		Mortgage Trust, 5.323%,
		11/15/40	810,570	0.1
720,000		LB-UBS Commercial
		Mortgage Trust, 5.713%,
		09/15/45	777,119	0.1

See Accompanying Notes to Financial Statements
13

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

			Percentage
Principal			of Net
Amount†		Value	Assets
COLLATERALIZED MORTGAGE OBLIGATIONS:
(continued)
	United States: (continued)
260,000	# LB-UBS Commercial
	Mortgage Trust, 5.750%,
	01/15/36	$266,030	0.0
2,000,000	LB-UBS Commercial
	Mortgage Trust, 5.890%,
	06/15/38	1,611,666	0.3
2,300,000	Merrill Lynch/Countrywide
	Commercial Mortgage
	Trust, 5.331%, 03/12/51	2,319,182	0.4
770,313	Morgan Stanley Capital I,
	0.493%, 04/12/49	745,657	0.1
430,000	Morgan Stanley Capital I,
	5.242%, 01/14/42	405,643	0.1
980,000	# Morgan Stanley Capital I,
	5.256%, 09/15/47	793,507	0.1
1,330,000	# Morgan Stanley Capital I,
	5.397%, 01/13/41	1,302,402	0.2
2,619,065	Morgan Stanley Capital I,
	5.591%, 04/12/49	2,695,771	0.4
190,000	# Morgan Stanley Dean
	Witter Capital I, 6.500%,
	11/15/36	96,719	0.0
580,000	Salomon Brothers
	Mortgage Securities VII,
	Inc., 6.784%, 12/18/35	580,790	0.1
622,524	Structured Adjustable Rate
	Mortgage Loan Trust,
	5.443%, 11/25/34	595,790	0.1
508,070	Structured Asset Securities
	Corp., 2.434%, 09/25/33	429,772	0.1
1,845,320	+ Structured Asset Securities
	Corp., 4.550%, 02/25/34	1,874,332	0.3
702,937	Structured Asset Securities
	Corp., 5.000%, 05/25/35	703,112	0.1
878,151	Thornburg Mortgage
	Securities Trust, 0.985%,
	09/25/44	800,071	0.1
630,000	Wachovia Bank
	Commercial Mortgage
	Trust, 5.383%, 12/15/43	491,746	0.1
627,000	# Wachovia Bank
	Commercial Mortgage
	Trust, 5.704%, 02/15/35	614,515	0.1
2,601,167	Wachovia Bank
	Commercial Mortgage
	Trust, 5.737%, 06/15/49	2,660,384	0.4
708,419	WaMu Mortgage Pass
	Through Certificates,
	2.572%, 01/25/36	651,030	0.1
1,466,975	Wells Fargo Mortgage
	Backed Securities Trust,
	2.710%, 06/25/35	1,340,455	0.2
869,417	Wells Fargo Mortgage
	Backed Securities Trust,
	5.000%, 11/25/36	889,781	0.1
1,040,452	Wells Fargo Mortgage
	Backed Securities Trust,
	5.245%, 05/25/35	985,837	0.2
2,080,400	Wells Fargo Mortgage-
	Backed Securities Trust,
	5.353%, 08/25/35	$2,003,492	0.3

	Total Collateralized
	Mortgage Obligations
	(Cost $53,624,759)	52,134,541	8.2

U.S. TREASURY OBLIGATIONS: 11.1%
	U.S. Treasury Bonds: 2.2%
6,502,000	2.125%, due 08/15/21	6,497,943	1.0
6,127,000	4.375%, due 05/15/41	7,594,643	1.2
		14,092,586	2.2

	U.S. Treasury Notes: 8.9%
8,162,000	0.125%, due 09/30/13	8,143,848	1.3
16,855,000	1.000%, due 09/30/16	16,893,193	2.7
31,491,000	1.375%, due 09/30/18	31,126,901	4.9
		56,163,942	8.9

	Total U.S. Treasury
	Obligations
	(Cost $69,753,986)	70,256,528	11.1

ASSET-BACKED SECURITIES: 1.7%
	United States: 1.7%
EUR 7,553,000	MBNA Credit Card Master
	Note Trust, 5.600%,
	07/17/14	10,536,137	1.7

	Total Asset-Backed
	Securities
	(Cost $10,583,385)	10,536,137	1.7

FOREIGN GOVERNMENT BONDS: 34.8%
	Argentina: 0.3%
1,498,563	Argentina Government
	International Bond, 8.280%,
	12/31/33	1,183,865	0.2
2,760,072	Argentina Government
	International Bond,
	12/15/35	436,091	0.1
		1,619,956	0.3

	Brazil: 8.2%
BRL 36,028,000	Brazil Notas do Tesouro
	Nacional Serie F, 10.000%,
	01/01/15	20,407,494	3.2
BRL 53,176,000	Brazil Notas do Tesouro
	Nacional Series F,
	10.000%, 01/01/21	28,480,626	4.5
1,463,000	Brazilian Government
	International Bond, 4.875%,
	01/22/21	1,623,198	0.2
BRL 1,011,000	Federal Republic of Brazil,
	10.125%, 05/15/27	1,637,820	0.3
		52,149,138	8.2

	Canada: 1.3%
CAD 3,000,000	Canadian Government
	Bond, 1.750%, 03/01/13	3,041,114	0.5

See Accompanying Notes to Financial Statements

14

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

				Percentage
Principal				of Net
Amount†			Value	Assets
FOREIGN GOVERNMENT BONDS: (continued)
		Canada: (continued)
CAD 1,000,000		Canadian Government
		Bond, 3.000%, 12/01/15	$1,065,563	0.2
CAD 2,000,000		Canadian Government
		Bond, 3.500%, 06/01/20	2,205,247	0.3
CAD 1,800,000		Canadian Government
		Bond, 4.000%, 06/01/41	2,167,946	0.3
			8,479,870	1.3

		Colombia: 0.3%
1,964,000		Colombia Government
		International Bond, 4.375%,
		07/12/21	2,057,290	0.3

		France: 2.9%
EUR 13,110,000		France Government Bond
		OAT, 3.250%, 10/25/21	18,329,420	2.9

		Germany: 7.5%
EUR 11,000		Bundesobligation, 2.750%,
		04/08/16	16,334	0.0
EUR 13,015,000		Bundesrepublik
		Deutschland, 2.250%,
		09/04/21	18,349,890	2.9
EUR 20,500,000		Bundesschatzanweisungen,
		1.750%, 06/14/13	28,915,325	4.6
			47,281,549	7.5

		Indonesia: 0.4%
2,590,000	#	Indonesia Government
		International Bond, 4.875%,
		05/05/21	2,790,725	0.4

		Lithuania: 0.2%
939,000	#	Lithuania Government
		International Bond, 5.125%,
		09/14/17	946,043	0.2

		Mexico: 1.2%
MXN 80,600,000		Mexican Bonos, 7.750%,
		05/29/31	6,371,706	1.0
771,000		Mexico Government
		International Bond, 8.300%,
		08/15/31	1,121,805	0.2
			7,493,511	1.2

		Panama: 0.2%
705,000		Panama Government
		International Bond, 5.200%,
		01/30/20	790,305	0.1
560,000		Panama Government
		International Bond, 7.125%,
		01/29/26	719,600	0.1
			1,509,905	0.2

		Peru: 1.4%
1,267,000		Peruvian Government
		International Bond, 7.350%,
		07/21/25	1,659,770	0.2
PEN 16,852,000	#	Peruvian Government
		International Bond, 8.200%,
		08/12/26	7,502,091	1.2
			9,161,861	1.4
		Philippines: 0.4%
2,187,000		Philippine Government
		International Bond, 4.000%,
		01/15/21	$2,236,208	0.3
399,000		Republic of the Philippines,
		6.375%, 10/23/34	474,810	0.1
			2,711,018	0.4

		Poland: 0.3%
345,000		Poland Government
		International Bond, 5.000%,
		03/23/22	341,119	0.1
1,307,000		Poland Government
		International Bond, 6.375%,
		07/15/19	1,469,721	0.2
			1,810,840	0.3

		Russia: 0.5%
2,478,280	#	Russia Government Bond,
		7.500%, 03/31/30	2,942,957	0.5

		South Africa: 4.3%
ZAR		South Africa Government
213,638,128		Bond, 7.250%, 01/15/20	25,804,621	4.1
1,231,000		South Africa Government
		International Bond, 5.500%,
		03/09/20	1,375,643	0.2
			27,180,264	4.3

		South Korea: 3.5%
1,900,000	#	Korea Housing Finance
		Corp., 3.500%, 12/15/16	1,937,892	0.3
500,000	#	Korea Housing Finance
		Corp., 4.125%, 12/15/15	519,021	0.1
KRW		Korea Treasury Bond,
21,931,000,000		4.750%, 12/10/11	19,818,103	3.1
			22,275,016	3.5

		Turkey: 0.4%
1,424,000		Turkey Government
		International Bond, 5.125%,
		03/25/22	1,429,340	0.2
976,000		Turkey Government
		International Bond, 7.500%,
		11/07/19	1,166,320	0.2
			2,595,660	0.4

		Ukraine: 0.2%
1,599,000	#	Ukraine Government
		International Bond, 6.250%,
		06/17/16	1,519,050	0.2

		United Kingdom: 1.0%
GBP 800,000		United Kingdom Gilt,
		4.250%, 12/07/40	1,487,674	0.2
GBP 1,000,000		United Kingdom Gilt,
		4.500%, 03/07/13	1,693,874	0.3
GBP 800,000		United Kingdom Gilt,
		4.750%, 03/07/20	1,539,329	0.2
GBP 1,000,000		United Kingdom Gilt,
		4.750%, 09/07/15	1,836,821	0.3
			6,557,698	1.0

See Accompanying Notes to Financial Statements
15

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

			Percentage
Principal			of Net
Amount†		Value	Assets
FOREIGN GOVERNMENT BONDS: (continued)
	Uruguay: 0.3%
UYU 8,474,416	Uruguay Government
	International Bond, 4.250%,
	04/05/27	$454,591	0.1
494,000	Uruguay Government
	International Bond, 6.875%,
	09/28/25	624,910	0.1
410,000	Uruguay Government
	International Bond, 7.625%,
	03/21/36	545,300	0.1
		1,624,801	0.3

	Total Foreign Government
	Bonds
	(Cost $221,681,374)	221,036,572	34.8

U.S. GOVERNMENT AGENCY OBLIGATIONS: 9.6%
		Federal Home Loan Mortgage Corporation: 5.7%##
24,103,000	W	4.000%, due 06/15/40	25,006,862	3.9
5,735,000	W	4.500%, due 11/01/39	6,048,633	1.0
6,130,793	^	5.000%, due 02/15/40	1,127,388	0.2
1,811,178		5.000%, due 01/01/41	1,944,858	0.3
1,755,061		5.500%, due 11/15/32	1,915,289	0.3
			36,043,030	5.7
		Federal National Mortgage Association: 3.3%##
622,545		4.500%, due 12/01/40	659,314	0.1
1,088,890		4.500%, due 12/01/40	1,153,203	0.2
1,645,306		4.500%, due 12/01/40	1,742,482	0.3
1,395,678		4.500%, due 01/01/41	1,478,110	0.2
1,640,445		4.500%, due 01/01/41	1,737,333	0.3
499,338		4.500%, due 09/01/41	528,830	0.1
15,698,285	^	5.000%, due 05/25/18	1,295,109	0.2
1,758,589		5.000%, due 01/01/41	1,894,880	0.3
1,824,885		5.000%, due 02/01/41	1,969,735	0.3
1,574,536		5.000%, due 05/01/41	1,699,515	0.2
476,118		5.000%, due 06/01/41	513,910	0.1
996,699		6.000%, due 04/25/33	1,110,591	0.2
1,641,919		6.000%, due 12/01/37	1,820,734	0.3
1,639,360		6.000%, due 02/01/38	1,817,897	0.3
1,377,520		6.959%, due 08/25/37	1,509,773	0.2
42,843		7.434%, due 06/17/40	50,466	0.0
			20,981,882	3.3

		Government National Mortgage Association: 0.6%
1,341,692		4.500%, due 08/20/41	1,457,374	0.2
770,220		5.140%, due 10/20/60	855,253	0.1
494,819		5.288%, due 10/20/60	554,496	0.1
1,023,788		5.290%, due 10/20/60	1,146,230	0.2
198,523		5.500%, due 03/20/39	220,759	0.0
			4,234,112	0.6

	Total U.S. Government
	Agency Obligations
	(Cost $60,500,114)		61,259,024	9.6

				Percentage
				of Net
# of Contracts			Value	Assets
PURCHASED OPTIONS: 0.3%
		Options on Currencies: 0.3%
11,600,000	@	EUR vs JPY Currency Put
		Option, Strike @ 102.250,
		Exp. 11/17/11
		Counterparty: Deutsche
		Bank AG	$26,756	0.0
31,200,000	@	USD vs EUR Currency Call
		Option, Strike @ 1.355,
		Exp. 11/17/11
		Counterparty: Deutsche
		Bank AG	122,830	0.0
61,600,000	@	USD vs EUR Currency Call
		Option, Strike @ 1.380,
		Exp. 01/16/12
		Counterparty: Deutsche
		Bank AG	1,340,049	0.2
18,200,000	@	USD vs EUR Currency Call
		Option, Strike @ 1.345,
		Exp. 12/15/11
		Counterparty: Deutsche
		Bank AG	163,878	0.1
30,800,000	@	USD vs EUR Currency Put
		Option, Strike @ 1.450,
		Exp. 12/15/11
		Counterparty: Deutsche
		Bank AG	128,916	0.0
			1,782,429	0.3

	Total Purchased Options
	(Cost $2,516,692)		1,782,429	0.3

	Total Long-Term
	Investments
	(Cost $568,928,238)		574,278,565	90.5

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: 5.1%
	Commercial Paper: 2.7%
5,000,000	CVS Caremark, 11/01/11	4,999,968	0.8
4,250,000	Kellogg Company, 11/17/11	4,249,559	0.7
6,000,000	UnitedHealthCare, 11/01/11	5,999,947	0.9
2,000,000	Volkswagen Group,
	11/02/11	1,999,964	0.3
		17,249,438	2.7

			Percentage
			of Net
Shares		Value	Assets
	Mutual Funds: 2.4%
15,069,000	BlackRock Liquidity Funds,
	TempFund, Institutional
	Class
	(Cost $15,069,000)	15,069,000	2.4

	Total Short-Term
	Investments
	(Cost $32,318,438)	32,318,438	5.1

See Accompanying Notes to Financial Statements
16

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

Total Investments in
Securities
(Cost $601,246,676)	$606,597,003	95.6
Assets in Excess of
Other Liabilities	28,188,571	4.4
Net Assets	$634,785,574	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
@	Non-income producing security

+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
W	Settlement is on a when-issued or delayed-delivery basis.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

BRL	Brazilian Real
CAD	Canadian Dollar
EUR	EU Euro
GBP	British Pound
KRW	South Korean Won
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
UYU	Uruguayan Peso Uruguayo
ZAR	South African Rand

Cost for federal income tax purposes is $602,635,890.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$14,268,030
Gross Unrealized Depreciation	(10,306,917)

Net Unrealized appreciation	$3,961,113

Percentage
Sector Diversification	of Net Assets
Collateralized Mortgage Obligations	8.2%
Consumer Discretionary	3.5
Consumer Staples	1.7
Credit Card Asset-Backed Securities	1.7
Energy	3.2
Federal Home Loan Mortgage Corporation	5.7
Federal National Mortgage Association	3.3
Financials	8.5
Foreign Government Bonds	34.8
Government National Mortgage Association	0.6
Health Care	0.9
Industrials	1.9
Information Technology	0.6
Materials	1.3
Options on Currencies	0.3
Telecommunications	2.0
U.S. Treasury Bonds	8.4
U.S. Treasury Notes	2.7
Utilities	1.2
Short-Term Investments	5.1%
Assets in Excess of Other Liabilities	4.4
Net Assets	100.0%

See Accompanying Notes to Financial Statements

17

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2011 in valuing the assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	10/31/2011
Asset Table
Investments, at value
Purchased Options	$—	$1,782,429	$—	$1,782,429
Corporate Bonds/Notes	—	138,124,191	19,149,143	157,273,334
Collateralized Mortgage Obligations	—	52,134,541	—	52,134,541
Short-Term Investments	15,069,000	17,249,438	—	32,318,438
U.S. Treasury Obligations	7,594,643	62,661,885	—	70,256,528
Foreign Government Bonds	—	221,036,572	—	221,036,572
U.S. Government Agency Obligations	—	61,259,024	—	61,259,024
Asset-Backed Securities	—	10,536,137	—	10,536,137
Total Investments, at value	$22,663,643	$564,784,217	$19,149,143	$606,597,003
Other Financial Instruments+
Swaps	136,251	673,580	—	809,831
Futures	1,255,278	—	—	1,255,278
Forward Foreign Currency Contracts	—	14,830,935	—	14,830,935
Total Assets	$24,055,172	$580,288,732	$19,149,143	$623,493,047
Liabilities Table
Other Financial Instruments+
Swaps	$(165,634)	$(10,936,806)	$—	$(11,102,440)
Written Options	—	(1,279,663)	—	(1,279,663)
Futures	(652,639)	—	—	(652,639)
Forward Foreign Currency Contracts	—	(15,342,340)	—	(15,342,340)
Total Liabilities	$(818,273)	$(27,558,809)	$—	$(28,377,082)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

There were no significant transfers between Level 1 and 2 during the year ending October 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

At October 31, 2011 , the following forward foreign currency contracts were outstanding for the ING Global Bond Fund:

							Unrealized
							Appreciation
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	(Depreciation )

Citigroup, Inc.	South African Rand	78,448,920	Buy	11/04/11	$9,919,884	$9,879,933	$(39,951)
Citigroup, Inc.	Norwegian Krone	11,674,403	Buy	11/18/11	2,113,000	2,094,385	(18,615)
Citigroup, Inc.	Norwegian Krone	6,719,427	Buy	11/18/11	1,203,000	1,205,464	2,464
Citigroup, Inc.	Mexican Peso	9,503,915	Buy	11/04/11	705,000	712,851	7,851
Citigroup, Inc.	Australian Dollar	13,015,908	Buy	12/02/11	13,720,485	13,663,975	(56,510)
Citigroup, Inc.	Canadian Dollar	17,374,411	Buy	11/04/11	16,552,261	17,429,478	877,217
Citigroup, Inc.	Czech Koruna	42,341,708	Buy	12/02/11	2,376,815	2,356,118	(20,697)
Citigroup, Inc.	EU Euro	1,712,626	Buy	12/02/11	2,395,365	2,369,044	(26,321)
Citigroup, Inc.	Japanese Yen	6,033,511,264	Buy	11/04/11	78,575,259	77,180,181	(1,395,078)
Citigroup, Inc.	New Zealand Dollar	3,356,860	Buy	11/04/11	2,547,232	2,714,069	166,837
Citigroup, Inc.	New Zealand Dollar	6,671,404	Buy	12/02/11	5,407,626	5,383,034	(24,592)
Citigroup, Inc.	Swiss Franc	3,223,467	Buy	11/18/11	3,603,705	3,673,191	69,486
Citigroup, Inc.	Danish Krone	6,953,272	Buy	11/18/11	1,292,750	1,292,648	(102)
Citigroup, Inc.	British Pound	6,069,708	Buy	11/18/11	9,592,499	9,757,776	165,277
Citigroup, Inc.	Israeli New Shekel	21,506,009	Buy	11/18/11	5,869,972	5,927,447	57,475
Citigroup, Inc.	Swedish Krona	83,306,501	Buy	11/18/11	12,577,000	12,769,734	192,734
Citigroup, Inc.	Norwegian Krone	50,463,411	Buy	11/18/11	8,963,000	9,053,125	90,125

See Accompanying Notes to Financial Statements

18

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

							Unrealized
							Appreciation
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	(Depreciation )
Citigroup, Inc.	Australian Dollar	13,015,908	Buy	11/18/11	$12,255,232	$13,687,427	$1,432,195
Credit Suisse First
Boston	Japanese Yen	936,302,819	Buy	11/04/11	12,366,000	11,977,109	(388,891)
Credit Suisse First
Boston	Japanese Yen	245,829,276	Buy	11/04/11	3,234,000	3,144,628	(89,372)
Credit Suisse First
Boston	Canadian Dollar	1,238,796	Buy	11/04/11	1,224,000	1,242,722	18,722
Credit Suisse First
Boston	Mexican Peso	105,124,593	Buy	11/04/11	7,775,000	7,884,983	109,983
Credit Suisse First
Boston	Japanese Yen	100,277,123	Buy	11/04/11	1,309,000	1,282,737	(26,263)
Credit Suisse First
Boston	New Zealand Dollar	8,365,470	Buy	11/04/11	6,280,000	6,763,601	483,601
Credit Suisse First
Boston	Japanese Yen	6,089,030,732	Buy	12/02/11	78,037,584	77,930,625	(106,959)
Credit Suisse First
Boston	Japanese Yen	196,983,530	Buy	12/02/11	2,528,000	2,521,099	(6,901)
Deutsche Bank AG	Japanese Yen	165,871,712	Buy	11/04/11	2,182,000	2,121,817	(60,183)
Deutsche Bank AG	EU Euro	13,125,103	Buy	11/04/11	18,196,000	18,160,502	(35,498)
Deutsche Bank AG	Turkish Lira	35,078,265	Buy	11/04/11	19,057,024	19,818,451	761,427
Deutsche Bank AG	Canadian Dollar	3,283,772	Buy	11/04/11	3,238,000	3,294,180	56,180
Deutsche Bank AG	Japanese Yen	209,587,057	Buy	11/04/11	2,728,000	2,681,020	(46,980)
Deutsche Bank AG	Canadian Dollar	454,904	Buy	11/04/11	446,000	456,346	10,346
Deutsche Bank AG	Norwegian Krone	11,491,727	Buy	11/18/11	2,116,000	2,061,613	(54,387)
Deutsche Bank AG	Norwegian Krone	11,608,936	Buy	11/18/11	2,154,000	2,082,640	(71,360)
Deutsche Bank AG	Swedish Krona	10,912,202	Buy	11/18/11	1,726,000	1,672,690	(53,310)
Deutsche Bank AG	Norwegian Krone	10,500,748	Buy	11/18/11	1,902,000	1,883,832	(18,168)
Deutsche Bank AG	Canadian Dollar	12,837,178	Buy	11/04/11	12,480,000	12,877,864	397,864
Deutsche Bank AG	Norwegian Krone	10,431,466	Buy	11/18/11	1,886,000	1,871,403	(14,597)
Deutsche Bank AG	EU Euro	306,848	Buy	11/04/11	417,783	424,569	6,786
Deutsche Bank AG	British Pound	2,022,848	Buy	11/18/11	3,236,000	3,251,968	15,968
Deutsche Bank AG	Japanese Yen	84,740,503	Buy	11/04/11	1,106,000	1,083,994	(22,006)
Deutsche Bank AG	British Pound	276,942	Buy	11/18/11	441,000	445,217	4,217
Deutsche Bank AG	Japanese Yen	92,557,364	Buy	11/04/11	1,206,000	1,183,986	(22,014)
Deutsche Bank AG	British Pound	346,553	Buy	11/18/11	547,000	557,125	10,125
Deutsche Bank AG	Japanese Yen	17,345,048	Buy	11/04/11	226,000	221,876	(4,124)
Deutsche Bank AG	Australian Dollar	26,288,671	Buy	11/04/11	25,210,731	27,692,073	2,481,342
Deutsche Bank AG	Czech Koruna	42,341,708	Buy	11/04/11	2,264,023	2,355,818	91,795
Deutsche Bank AG	EU Euro	3,335,567	Buy	11/04/11	4,411,000	4,615,245	204,245
Deutsche Bank AG	Malaysian Ringgit	40,257,467	Buy	11/18/11	12,918,769	13,107,897	189,128
Deutsche Bank AG	Polish Zloty	18,422,821	Buy	11/18/11	5,771,000	5,779,820	8,820
Deutsche Bank AG	Polish Zloty	15,250,663	Buy	11/18/11	4,873,000	4,784,614	(88,386)
Deutsche Bank AG	Singapore Dollar	15,034,202	Buy	11/18/11	12,092,496	11,981,295	(111,201)
Deutsche Bank AG	Brazilian Real	31,651,204	Buy	12/16/11	16,541,000	18,231,933	1,690,933
HSBC	Peruvian Nuevo Sol	16,030,336	Buy	11/18/11	5,917,000	5,911,645	(5,355)
HSBC	Mexican Peso	90,649,280	Buy	12/02/11	6,826,000	6,780,592	(45,408)
HSBC	Polish Zloty	38,573,976	Buy	11/18/11	12,406,000	12,101,874	(304,126)
HSBC	Russian Ruble	88,119,200	Buy	11/18/11	2,840,722	2,896,282	55,560
HSBC	Colombian Peso	11,225,340,000	Buy	12/16/11	6,040,000	6,011,540	(28,460)
HSBC	Colombian Peso	11,535,770,800	Buy	12/16/11	6,101,000	6,177,786	76,786
HSBC	Philippine Peso	488,281,730	Buy	11/18/11	11,149,257	11,439,814	290,557
HSBC	Colombian Peso	9,570,554,473	Buy	12/16/11	5,067,003	5,125,348	58,345
HSBC	Brazilian Real	11,789,506	Buy	12/16/11	6,348,000	6,791,068	443,068
HSBC	Chinese Yuan	63,676,320	Buy	03/02/12	10,012,000	10,032,603	20,603
JPMorgan Chase
& Co.	Mexican Peso	79,126,100	Buy	11/04/11	6,080,173	5,934,938	(145,235)
JPMorgan Chase
& Co.	Turkish Lira	32,291,813	Buy	11/04/11	18,481,010	18,244,167	(236,843)
JPMorgan Chase
& Co.	Japanese Yen	205,526,910	Buy	11/04/11	2,708,000	2,629,083	(78,917)
JPMorgan Chase
& Co.	Mexican Peso	85,472,567	Buy	11/04/11	6,494,000	6,410,962	(83,038)
JPMorgan Chase
& Co.	Australian Dollar	17,681,878	Buy	11/04/11	18,183,000	18,625,812	442,812
JPMorgan Chase
& Co.	Australian Dollar	844,002	Buy	11/04/11	869,000	889,059	20,059

See Accompanying Notes to Financial Statements
19

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

							Unrealized
							Appreciation
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	(Depreciation )
JPMorgan Chase
& Co.	Australian Dollar	1,037,847	Buy	11/04/11	$1,059,000	$1,093,251	$34,251
JPMorgan Chase
& Co.	Canadian Dollar	1,261,858	Buy	11/04/11	1,239,000	1,265,858	26,858
JPMorgan Chase
& Co.	British Pound	5,929,982	Buy	11/18/11	9,556,000	9,533,151	(22,849)
JPMorgan Chase
& Co.	Japanese Yen	253,752,919	Buy	11/04/11	3,283,000	3,245,987	(37,013)
JPMorgan Chase
& Co.	British Pound	3,910,609	Buy	11/18/11	6,304,000	6,286,769	(17,231)
JPMorgan Chase
& Co.	Canadian Dollar	1,998,630	Buy	11/04/11	1,968,000	2,004,964	36,964
JPMorgan Chase
& Co.	Mexican Peso	49,403,564	Buy	11/04/11	3,730,274	3,705,567	(24,707)
JPMorgan Chase
& Co.	Mexican Peso	103,532,820	Buy	11/04/11	7,736,605	7,765,591	28,986
JPMorgan Chase
& Co.	Mexican Peso	66,314,145	Buy	11/04/11	4,973,833	4,973,963	130
JPMorgan Chase
& Co.	Canadian Dollar	2,008,258	Buy	11/04/11	1,932,000	2,014,623	82,623
JPMorgan Chase
& Co.	Canadian Dollar	7,758,641	Buy	12/02/11	7,783,556	7,778,237	(5,319)
JPMorgan Chase
& Co.	Canadian Dollar	3,266,511	Buy	12/02/11	3,281,000	3,274,761	(6,239)
JPMorgan Chase
& Co.	Mexican Peso	93,570,900	Buy	11/18/11	6,698,326	7,008,703	310,377
JPMorgan Chase
& Co.	Singapore Dollar	8,487,212	Buy	12/16/11	6,562,000	6,763,829	201,829
Morgan Stanley	Canadian Dollar	6,374,485	Buy	11/04/11	6,288,000	6,394,688	106,688
Morgan Stanley	Indian Rupee	1,415,934,710	Buy	11/18/11	28,799,648	28,982,303	182,655
Morgan Stanley	South Korean Won	7,345,683,000	Buy	11/18/11	6,273,000	6,619,526	346,526
Morgan Stanley	Indonesian Rupiah	43,590,040,000	Buy	12/16/11	4,931,000	4,899,303	(31,697)
Morgan Stanley	South Korean Won	7,410,352,500	Buy	11/18/11	6,354,000	6,677,802	323,802
Morgan Stanley	South Korean Won	3,232,320,000	Buy	11/18/11	2,730,000	2,912,789	182,789
Morgan Stanley	Singapore Dollar	7,505,208	Buy	12/16/11	5,918,000	5,981,227	63,227
Morgan Stanley	South Korean Won	6,857,064,000	Buy	11/18/11	5,816,000	6,179,209	363,209
Morgan Stanley	South Korean Won	3,391,584,000	Buy	11/18/11	2,884,000	3,056,309	172,309
Morgan Stanley	South Korean Won	3,205,306,000	Buy	11/18/11	2,795,000	2,888,445	93,445
Morgan Stanley	Indonesian Rupiah	60,163,709,200	Buy	12/16/11	6,775,956	6,762,101	(13,855)
Morgan Stanley	South Korean Won	4,161,878,000	Buy	11/18/11	3,763,000	3,750,456	(12,544)
UBS Warburg LLC	Canadian Dollar	2,716,380	Buy	11/04/11	2,735,000	2,724,989	(10,011)
UBS Warburg LLC	Canadian Dollar	6,497,600	Buy	11/04/11	6,541,000	6,518,194	(22,806)
UBS Warburg LLC	New Zealand Dollar	2,859,706	Buy	11/04/11	2,273,000	2,312,113	39,113
UBS Warburg LLC	New Zealand Dollar	1,469,284	Buy	11/04/11	1,171,000	1,187,937	16,937
UBS Warburg LLC	New Zealand Dollar	1,454,670	Buy	11/04/11	1,120,000	1,176,121	56,121
							$9,745,653

Citigroup, Inc.	New Zealand Dollar	2,268,198	Sell	11/04/11	$1,862,000	$1,833,870	$28,130
Citigroup, Inc.	Australian Dollar	13,015,908	Sell	11/18/11	13,743,862	13,687,428	56,434
Citigroup, Inc.	EU Euro	4,923,358	Sell	11/04/11	6,555,382	6,812,186	(256,804)
Citigroup, Inc.	Taiwan New Dollar	310,515,064	Sell	12/16/11	10,322,974	10,389,151	(66,177)
Credit Suisse First
Boston	Japanese Yen	274,074,052	Sell	11/04/11	3,598,000	3,505,933	92,067
Credit Suisse First
Boston	Mexican Peso	66,209,243	Sell	11/04/11	4,936,000	4,966,096	(30,096)
Credit Suisse First
Boston	British Pound	7,684,193	Sell	11/18/11	12,223,000	12,353,254	(130,254)
Deutsche Bank AG	New Zealand Dollar	8,566,388	Sell	11/04/11	6,453,000	6,926,046	(473,046)
Deutsche Bank AG	Australian Dollar	2,101,069	Sell	11/04/11	2,254,000	2,213,233	40,767
Deutsche Bank AG	Australian Dollar	1,769,122	Sell	11/04/11	1,836,000	1,863,565	(27,565)
Deutsche Bank AG	Australian Dollar	11,722,969	Sell	11/04/11	12,223,000	12,348,790	(125,790)
Deutsche Bank AG	Australian Dollar	1,745,211	Sell	11/04/11	1,820,000	1,838,378	(18,378)
Deutsche Bank AG	Canadian Dollar	2,736,459	Sell	11/04/11	2,722,000	2,745,132	(23,132)
Deutsche Bank AG	Australian Dollar	1,792,464	Sell	11/04/11	1,876,000	1,888,153	(12,153)
Deutsche Bank AG	EU Euro	855,202	Sell	11/04/11	1,178,000	1,183,297	(5,297)
Deutsche Bank AG	Japanese Yen	128,957,106	Sell	11/04/11	1,679,000	1,649,609	29,391

See Accompanying Notes to Financial Statements
20

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	Japanese Yen	141,884,139	Sell	11/04/11	$1,847,000	$1,814,970	$32,030
Deutsche Bank AG	Australian Dollar	14,605,911	Sell	11/04/11	14,883,000	15,385,637	(502,637)
Deutsche Bank AG	British Pound	2,671,352	Sell	11/18/11	4,310,000	4,294,516	15,484
Deutsche Bank AG	Japanese Yen	1,397,093,829	Sell	11/04/11	18,097,000	17,871,510	225,490
Deutsche Bank AG	Japanese Yen	314,262,138	Sell	11/04/11	4,088,000	4,020,015	67,985
Deutsche Bank AG	EU Euro	5,096,958	Sell	11/04/11	7,024,000	7,052,387	(28,387)
Deutsche Bank AG	British Pound	1,727,250	Sell	11/18/11	2,753,000	2,776,760	(23,760)
Deutsche Bank AG	EU Euro	4,179,374	Sell	11/04/11	5,694,000	5,782,776	(88,776)
Deutsche Bank AG	Australian Dollar	1,338,171	Sell	11/04/11	1,334,000	1,409,608	(75,608)
Deutsche Bank AG	Turkish Lira	52,801,200	Sell	11/04/11	28,694,745	29,831,522	(1,136,777)
Deutsche Bank AG	Australian Dollar	1,153,379	Sell	11/04/11	1,122,000	1,214,951	(92,951)
Deutsche Bank AG	British Pound	1,833,514	Sell	11/18/11	2,894,000	2,947,592	(53,592)
Deutsche Bank AG	Norwegian Krone	6,862,668	Sell	11/18/11	1,222,000	1,231,161	(9,161)
Deutsche Bank AG	Canadian Dollar	3,768,183	Sell	11/04/11	3,545,000	3,780,125	(235,125)
Deutsche Bank AG	British Pound	1,097,995	Sell	11/18/11	1,730,000	1,765,158	(35,158)
Deutsche Bank AG	Norwegian Krone	44,130,756	Sell	11/18/11	7,879,388	7,917,048	(37,660)
Deutsche Bank AG	Swedish Krona	7,090,182	Sell	11/18/11	1,065,000	1,086,827	(21,827)
Deutsche Bank AG	Colombian Peso	19,548,160,000	Sell	12/16/11	10,240,000	10,468,685	(228,685)
Deutsche Bank AG	Philippine Peso	488,281,730	Sell	11/18/11	11,147,985	11,439,814	(291,829)
Deutsche Bank AG	Indonesian Rupiah	6,371,590,260	Sell	12/16/11	715,909	716,135	(226)
Deutsche Bank AG	Singapore Dollar	8,263,846	Sell	12/16/11	6,280,000	6,585,819	(305,819)
Deutsche Bank AG	Singapore Dollar	10,101,474	Sell	12/16/11	7,992,235	8,050,304	(58,069)
HSBC	South African Rand	79,680,632	Sell	11/04/11	10,026,000	10,035,056	(9,056)
HSBC	Peruvian Nuevo Sol	16,171,764	Sell	11/18/11	5,926,328	5,963,800	(37,472)
HSBC	Brazilian Real	17,170,417	Sell	12/16/11	9,977,000	9,890,616	86,384
HSBC	South Korean Won	3,322,705,000	Sell	11/18/11	2,846,000	2,994,239	(148,239)
HSBC	South Korean Won	4,367,870,460	Sell	11/18/11	3,791,061	3,936,085	(145,024)
HSBC	Polish Zloty	19,299,733	Sell	11/18/11	5,977,000	6,054,935	(77,935)
HSBC	Colombian Peso	26,398,542,437	Sell	12/16/11	13,888,853	14,137,291	(248,438)
HSBC	Brazilian Real	27,544,671	Sell	12/16/11	15,270,357	15,866,461	(596,104)
HSBC	Brazilian Real	61,962,971	Sell	12/16/11	35,566,955	35,692,315	(125,360)
JPMorgan Chase & Co.	Mexican Peso	79,126,100	Sell	11/03/11	6,080,683	5,935,523	145,160
JPMorgan Chase & Co.	Australian Dollar	1,902,935	Sell	11/04/11	2,038,000	2,004,522	33,478
JPMorgan Chase & Co.	Canadian Dollar	18,749,937	Sell	11/04/11	18,433,000	18,809,363	(376,363)
JPMorgan Chase & Co.	Mexican Peso	84,736,791	Sell	11/04/11	6,233,301	6,355,774	(122,473)
JPMorgan Chase & Co.	Australian Dollar	16,066,411	Sell	11/04/11	16,296,000	16,924,104	(628,104)
JPMorgan Chase & Co.	Turkish Lira	15,846,840	Sell	11/04/11	8,614,496	8,953,117	(338,621)
JPMorgan Chase & Co.	Australian Dollar	12,860,778	Sell	11/04/11	12,600,000	13,547,341	(947,341)
JPMorgan Chase & Co.	Mexican Peso	100,561,526	Sell	11/04/11	7,452,189	7,542,726	(90,537)
JPMorgan Chase & Co.	Australian Dollar	1,901,164	Sell	11/04/11	1,829,000	2,002,657	(173,657)
JPMorgan Chase & Co.	British Pound	1,712,312	Sell	11/18/11	2,686,000	2,752,746	(66,746)
JPMorgan Chase & Co.	Turkish Lira	1,277,963	Sell	12/02/11	723,388	717,481	5,907
JPMorgan Chase & Co.	Australian Dollar	1,394,937	Sell	12/02/11	1,473,000	1,464,391	8,609
JPMorgan Chase & Co.	Swedish Krona	68,545,844	Sell	11/18/11	10,392,505	10,507,130	(114,625)
JPMorgan Chase & Co.	British Pound	3,540,241	Sell	11/18/11	5,580,000	5,691,358	(111,358)
JPMorgan Chase & Co.	Hungarian Forint	1,722,319,670	Sell	11/18/11	7,753,185	7,795,765	(42,580)
JPMorgan Chase & Co.	Polish Zloty	19,189,889	Sell	11/18/11	6,088,665	6,020,474	68,191
Morgan Stanley	Canadian Dollar	11,115,532	Sell	11/04/11	10,946,000	11,150,761	(204,761)
Morgan Stanley	Canadian Dollar	5,419,921	Sell	11/04/11	5,254,000	5,437,099	(183,099)
Morgan Stanley	Australian Dollar	1,709,871	Sell	11/04/11	1,662,000	1,801,151	(139,151)

See Accompanying Notes to Financial Statements

21

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Morgan Stanley	South African Rand	187,910,982	Sell	11/04/11	$23,036,708	$23,665,690	$(628,982)
Morgan Stanley	Australian Dollar	30,567,582	Sell	12/02/11	32,225,720	32,089,552	136,168
Morgan Stanley	South Korean Won	5,488,749,000	Sell	11/18/11	4,746,000	4,946,159	(200,159)
Morgan Stanley	South Korean Won	2,874,435,600	Sell	11/18/11	2,388,000	2,590,283	(202,283)
Morgan Stanley	New Zealand Dollar	8,329,774	Sell	11/18/11	6,265,506	6,727,941	(462,435)
Morgan Stanley	South Korean Won	17,112,066,550	Sell	11/18/11	14,946,342	15,420,454	(474,112)
Morgan Stanley	South Korean Won	3,351,810,000	Sell	11/18/11	2,902,000	3,020,467	(118,467)
UBS Warburg LLC	Australian Dollar	5,750,525	Sell	11/04/11	6,137,000	6,057,512	79,488
							$(10,257,058)

ING Global Bond Fund Open Futures Contracts on October 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
30-year German Government Bond	19	12/08/11	$3,165,878	$(50,069)
Australia 10-Year Bond	40	12/15/11	4,705,912	(150,573)
Australia 3-Year Bond	39	12/15/11	4,352,345	(28,402)
Canada 10-Year Bond	28	12/19/11	3,688,668	36,903
Euro-Bund	331	12/08/11	62,045,897	273,219
Euro-Schatz	258	12/08/11	39,160,523	108,031
Long Gilt	267	12/28/11	55,097,487	415,902
Short Gilt	42	12/28/11	7,112,440	29,639
U.S. Treasury 5-Year Note	704	12/30/11	86,317,004	115,845
U.S. Treasury Long Bond	85	12/20/11	11,817,656	254,123
			$277,463,810	$1,004,618
Short Contracts
Euro-Bobl 5-Year	42	12/08/11	7,109,838	21,351
Medium Gilt	168	12/28/11	30,175,872	(314,350)
U.S. Treasury 10-Year Note	310	12/20/11	40,009,375	(42,588)
U.S. Treasury 2-Year Note	131	12/30/11	28,856,845	265
U.S. Treasury Ultra Long Bond	13	12/20/11	1,980,875	(66,657)
			$108,132,805	$(401,979)

ING Global Bond Fund Interest Rate Swap Agreements Outstanding on October 31, 2011:

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the CLP-CLUFUF and
pay a floating rate based on the 6-month CLP-
CHIBNOM
Counterparty: Deutsche Bank AG	08/03/13	CLP	17,246,118,000	$136,251	$—	$136,251
Receive a floating rate based on the 6-month CLP-
CHIBNOM and pay a fixed rate equal to 4.990%
Counterparty: Deutsche Bank AG	08/03/13	CLP	17,246,118,000	(165,634)	—	(165,634)
Receive a floating rate based on the 6-month EUR-
EURIBOR-Reuters and pay a fixed rate equal to
2.670%
Counterparty: Morgan Stanley	10/31/21	EUR	26,200,000	(298,278)	—	(298,278)
Receive a fixed rate equal to 2.890% and pay a floating
rate based on the 3-month ILS-TELBOR
Counterparty: Morgan Stanley	09/10/13	ILS	49,000,000	21,875	—	21,875
Receive a fixed rate equal to 3.470% and pay a floating
rate based on the 3-month ILS-TELBOR
Counterparty: Morgan Stanley	09/08/16	ILS	41,000,000	(14,734)	—	(14,734)
Receive a fixed rate equal to 4.390% and pay a floating
rate based on the 3-month ILS-TELBOR
Counterparty: Morgan Stanley	09/09/21	ILS	11,000,000	(14,403)	—	(14,403)
Receive a floating rate based on the 3-month South
Korean Won and pay fixed rate equal to 3.470%
Counterparty: Bank of America	10/05/16	KRW	17,000,000,000	47,807	—	47,807

See Accompanying Notes to Financial Statements

22

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month KRW-CD
and pay a fixed rate equal to 3.830%
Counterparty: Merrill Lynch	06/24/13	KRW	14,200,000,000	$(64,711)	$—	$(64,711)
Receive a floating rate based on the 3-month KRW-CD
and pay a fixed rate equal to 3.775%
Counterparty: Merrill Lynch	06/24/13	KRW	28,480,800,000	(107,243)	—	(107,243)
Receive a fixed rate equal to 4.830% and pay a floating
rate based on the 28-day MXN-TIIE-BANXICO
Counterparty: Citigroup, Inc.	08/09/13	MXN	165,116,773	19,979	—	19,979
Receive a floating rate based on the 28-day MXN-TIIE-
BANXICO and pay a fixed rate equal to 5.580%
Counterparty: Citigroup, Inc.	08/05/16	MXN	144,477,176	(68,433)	—	(68,433)
Receive a fixed rate equal to 6.480% and pay a floating
rate based on the 28-day MXN-TIIE-BANXICO
Counterparty: Citigroup, Inc.	07/30/21	MXN	41,279,193	14,889	—	14,889
Receive a floating rate based on the 28-day MXN-TIIE-
BANXICO and pay a fixed rate equal to 5.290%
Counterparty: Morgan Stanley	09/02/16	MXN	143,000,000	80,904	—	80,904
Receive a fixed rate equal to 6.270% and pay a floating
rate based on the 28-day MXN-TIIE-BANXICO
Counterparty: Morgan Stanley	08/27/21	MXN	82,000,000	(79,540)	—	(79,540)
Receive a floating rate based on the 6-month PLN-
WIBOR-WIBO and pay fixed rate equal to 4.775%
Counterparty: Morgan Stanley	11/03/16	PLN	40,500,000	14,718	—	14,718
Receive a floating rate based on the 3-month USD-
LIBOR-BBA and pay a fixed rate equal to 2.535%
Counterparty: Citigroup, Inc.	02/10/16	USD	35,000,000	(2,135,850)	—	(2,135,850)
Receive a floating rate based on the 3-month USD-
LIBOR-BBA and pay a fixed rate equal to 3.478%
Counterparty: Citigroup, Inc.	05/11/20	USD	10,271,000	(1,110,883)	—	(1,110,883)
Receive a floating rate based on the 3-month USD-
LIBOR-BBA and pay a fixed rate equal to 0.750%
Counterparty: Credit Suisse First Boston	09/19/14	USD	60,800,000	28,573	—	28,573
Receive a fixed rate equal to 1.719% and pay a floating
rate based on the 3-month USD-LIBOR-BBA
Counterparty: Credit Suisse First Boston	09/19/17	USD	40,500,000	(72,096)	—	(72,096)
Receive a fixed rate equal to 1.721% and pay a floating
rate based on the 3-month USD-LIBOR-BBA
Counterparty: Credit Suisse First Boston	09/19/17	USD	11,200,000	(18,619)	—	(18,619)
Receive a floating rate based on the 3-month USD-
LIBOR-BBA and pay a fixed rate equal to 2.870%
Counterparty: Credit Suisse First Boston	12/24/17	USD	25,000,000	(1,829,672)	—	(1,829,672)
Receive a floating rate based on the 3-month USD-
LIBOR-BBA and pay a fixed rate equal to 3.444%
Counterparty: Credit Suisse First Boston	12/24/20	USD	45,000,000	(4,692,535)	—	(4,692,535)
Receive a floating rate based on the 3-month USD-
LIBOR-BBA and pay a fixed rate equal to 2.598%
Counterparty: Credit Suisse First Boston	09/19/22	USD	4,400,000	5,921	—	5,921
Receive a floating rate based on the 3-month USD-
LIBOR-BBA and pay a fixed rate equal to 2.585%
Counterparty: Credit Suisse First Boston	09/19/22	USD	12,400,000	30,558	—	30,558
Receive a floating rate based on the 3-month USD-
LIBOR-BBA and pay a fixed rate equal to 0.710%
Counterparty: JPMorgan Chase & Co.	09/23/14	USD	57,000,000	77,117	—	77,117
Receive a fixed rate equal to 1.593% and pay a floating
rate based on the 3-month USD-LIBOR-BBA
Counterparty: JPMorgan Chase & Co.	09/23/17	USD	52,300,000	(429,809)	—	(429,809)
Receive a floating rate based on the 3-month USD-
LIBOR-BBA and pay a fixed rate equal to 2.399%
Counterparty: JPMorgan Chase & Co.	09/23/22	USD	17,000,000	331,239	—	331,239
				$(10,292,609)	$—	$(10,292,609)

See Accompanying Notes to Financial Statements

23

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

ING Global Bond Fund Written OTC Options on October 31, 2011

# of Contracts	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options On Currencies
11,600,000	Deutsche Bank AG	EUR vs JPY Currency Call Option	106.000 EUR	11/17/11	$284,546	$(473,642)
18,200,000	Deutsche Bank AG	USD vs EUR Currency Put Option	1.425 USD	12/15/11	202,179	(161,658)
61,600,000	Deutsche Bank AG	USD vs EUR Currency Put Option	1.440 USD	01/16/12	1,017,897	(622,648)
30,800,000	Deutsche Bank AG	USD vs EUR Currency Put Option	1.500 USD	12/15/11	46,200	(21,715)
			Total Written OTC Options		$1,550,822	$(1,279,663)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
	Investments in securities at value*	$1,782,430
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	14,830,935
Foreign exchange contracts	Unrealized appreciation on swap agreements	809,831
Interest rate contracts	Net Assets-Unrealized appreciation**	1,255,278
Interest rate contracts		$18,678,474
Total Asset Derivatives

Liability Derivatives

Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$15,342,340
Interest rate contracts	Unrealized appreciation on swap agreements	11,102,440
Interest rate contracts	Net Assets-Unrealized depreciation**	652,639
Foreign exchange contracts	Written options at fair value	1,279,663
Total Liability Derivatives		$28,377,082

*	Includes purchased options
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended October 31, 2011 was as follows:

		Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total

Credit contracts	$—	$—	$—	(1,185,796)	$—	$(1,185,796)
Foreign exchange contracts	10,710,630	(4,669,986)	—	—	(12,534,181)	(6,493,537)
Interest rate contracts	155,387	—	9,127,509	(1,979,995)	258,869	7,561,770
Total	$10,866,017	$(4,669,986)	$9,127,509	$(3,165,791)	$(12,275,312)	$(117,563)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$65,446	$—	$65,466
Foreign exchange contracts	(296,272)	(1,837,894)	—	—	(91,902)	(2,226,068)
Interest rate contracts	—	—	836,255	(10,155,088)	—	(9,318,833)
Total	$(296,272)	$(1,837,894)	$836,255	$(10,089,622)	$(91,902)	$(11,479,435)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.
**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

24

PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND	AS OF OCTOBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.8%
		Australia: 1.2%
182,853		Insurance Australia
		Group	$602,838	0.7
49,540		Westfield Group	398,815	0.5
			1,001,653	1.2

		Brazil: 0.7%
23,213		Petroleo Brasileiro SA
		ADR	587,057	0.7

		Canada: 2.5%
15,548	L	Enerplus Corp.	433,478	0.5
1,190		Fairfax Financial
		Holdings Ltd.	497,454	0.6
22,158		Shaw Communications,
		Inc. - Class B	448,829	0.6
14,719		TransCanada Corp.	625,677	0.8
			2,005,438	2.5

		Denmark: 0.4%
10,190		D/S Norden	297,190	0.4

		France: 6.2%
32,572		AXA S.A.	523,886	0.7
12,270		BNP Paribas	547,916	0.7
5,088		Capgemini S.A.	194,694	0.2
12,282		Cie de Saint-Gobain	567,643	0.7
29,245		Gaz de France	823,911	1.0
12,023		Sanofi-Aventis	860,114	1.1
11,018		Total S.A.	574,889	0.7
17,395		Vinci S.A.	853,022	1.1
			4,946,075	6.2

		Germany: 5.0%
25,083	L	Aixtron AG	355,148	0.5
8,979		Bayer AG	572,070	0.7
11,032		DaimlerChrysler AG	560,305	0.7
59,796		Deutsche Post AG	907,017	1.1
23,664		E.ON AG	570,657	0.7
13,319		Metro AG	617,119	0.8
3,129		Muenchener
		Rueckversicherungs AG	419,034	0.5
			4,001,350	5.0

		Hong Kong: 1.0%
16,614		China Mobile Ltd. ADR	790,162	1.0

		Ireland: 1.0%
42,424		CRH PLC	767,561	1.0

		Italy: 0.9%
42,258	@	Fiat Industrial SpA	367,919	0.4
220,102		Intesa Sanpaolo S.p.A.	388,480	0.5
			756,399	0.9

		Japan: 8.4%
13,100		Canon, Inc.	594,711	0.7
42,800		Daiichi Sankyo Co., Ltd.	831,374	1.0
20,700		Hoya Corp.	452,228	0.6
117,100		JX Holdings, Inc.	682,094	0.9
185,500		Mitsubishi UFJ Financial
		Group, Inc.	806,171	1.0
59,400		Mitsui & Co., Ltd.	$866,915	1.1
209		NTT DoCoMo, Inc.	371,193	0.5
8,600		Secom Co., Ltd.	406,721	0.5
22,200		Seven & I Holdings Co.,
		Ltd.	592,424	0.7
29,900		Sumitomo Mitsui
		Financial Group, Inc.	835,751	1.1
7,900		Toyota Motor Corp.	262,286	0.3
			6,701,868	8.4

		Luxembourg: 1.0%
36,959		ArcelorMittal	766,272	1.0

		Netherlands: 3.9%
16,880		Akzo Nobel NV	887,585	1.1
33,086		Royal Dutch Shell PLC	1,173,217	1.5
39,602		Koninklijke Philips
		Electronics NV	824,384	1.0
50,404		TNT NV	255,215	0.3
			3,140,401	3.9

		Portugal: 0.5%
120,668		Energias de Portugal
		S.A.	379,081	0.5

		Singapore: 1.8%
59,500		DBS Group Holdings
		Ltd.	581,182	0.7
341,000		Singapore
		Telecommunications
		Ltd.	862,155	1.1
			1,443,337	1.8

		South Africa: 0.5%
8,710		Sasol Ltd.	391,712	0.5

		South Korea: 0.5%
11,910		Woongjin Coway Co.,
		Ltd.	410,287	0.5

		Spain: 1.0%
29,921		Abertis Infraestructuras
		S.A.	492,368	0.6
24,161		L Acerinox S.A.	319,750	0.4
			812,118	1.0

		Sweden: 1.0%
73,124		Telefonaktiebolaget LM
		Ericsson	762,210	1.0

		Switzerland: 4.8%
17,762		Credit Suisse Group	512,274	0.6
7,015		Novartis AG	395,192	0.5
5,225		Roche Holding AG -
		Genusschein	857,263	1.1
20,631		Transocean Ltd.	1,179,061	1.5
3,897		Zurich Financial
		Services AG	898,039	1.1
			3,841,829	4.8

		Taiwan: 2.0%
301,000		Acer, Inc.	343,691	0.4

See Accompanying Notes to Financial Statements

25

PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Taiwan: (continued)
15,000		HTC Corp.	$337,103	0.4
74,349		Taiwan Semiconductor
		Manufacturing Co., Ltd.
		ADR	938,285	1.2
			1,619,079	2.0

		United Kingdom: 8.6%
8,789		AstraZeneca PLC	421,952	0.5
27,661		BHP Billiton PLC	871,030	1.1
282,506		BT Group PLC	852,383	1.0
7,800		Ensco International PLC
		ADR	387,348	0.5
100,472		HSBC Holdings PLC	876,648	1.1
25,775		Imperial Tobacco Group
		PLC	938,902	1.2
37,242		Land Securities Group
		PLC	407,591	0.5
40,454		Prudential PLC	417,853	0.5
100,473		Reed Elsevier PLC	860,131	1.1
39,777		Scottish & Southern
		Energy PLC	859,428	1.1
			6,893,266	8.6

		United States: 43.9%
17,178		Abbott Laboratories	925,379	1.2
6,364		AGL Resources, Inc.	266,906	0.3
10,600		Air Products &
		Chemicals, Inc.	913,084	1.1
53,000		American Eagle
		Outfitters	695,890	0.9
–		American Electric Power
		Co., Inc.	–	–
16,400		Analog Devices, Inc.	599,748	0.7
28,073		Arthur J. Gallagher &
		Co.	867,456	1.1
41,998		AT&T, Inc.	1,230,961	1.5
6,000		Boeing Co.	394,740	0.5
24,700		Bristol-Myers Squibb
		Co.	780,273	1.0
25,046		Carnival Corp.	881,870	1.1
25,400		CenturyTel, Inc.	895,604	1.1
7,500		Chevron Corp.	787,875	1.0
22,903		ConAgra Foods, Inc.	580,133	0.7
8,028		Cullen/Frost Bankers,
		Inc.	393,693	0.5
32,700		Dow Chemical Co.	911,676	1.1
10,700		Eli Lilly & Co.	397,612	0.5
–		Emerson Electric Co.	–	–
5,038		Everest Re Group Ltd.	453,017	0.6
24,312		Exelon Corp.	1,079,210	1.3
14,900		ExxonMobil Corp.	1,163,541	1.5
21,027		Freeport-McMoRan
		Copper & Gold, Inc.	846,547	1.1
72,561		General Electric Co.	1,212,494	1.5
18,600		Guess ?, Inc.	613,614	0.8
25,000		Home Depot, Inc.	895,000	1.1
24,263		Intel Corp.	595,414	0.7
13,161		Johnson & Johnson	847,437	1.1
24,388		JPMorgan Chase & Co.	847,727	1.1
5,759		Kimberly-Clark Corp.	401,460	0.5
12,900		KLA-Tencor Corp.	607,461	0.8
26,981		Kraft Foods, Inc.	949,192	1.2
25,800		Medtronic, Inc.	$896,292	1.1
46,925		Microsoft Corp.	1,249,613	1.6
21,969		Molson Coors Brewing
		Co.	930,167	1.2
15,635		Nucor Corp.	590,690	0.7
47,271		People’s United
		Financial, Inc.	602,705	0.8
12,794		PepsiCo, Inc.	805,382	1.0
43,547		Pfizer, Inc.	838,715	1.0
43,311	L	Pitney Bowes, Inc.	882,678	1.1
16,000		PNC Financial Services
		Group, Inc.	859,360	1.1
29,342		PPL Corp.	861,774	1.1
9,398		Procter & Gamble Co.	601,378	0.7
10,248		Reynolds American, Inc.	396,393	0.5
14,500		Ryder System, Inc.	738,630	0.9
20,693		Spectra Energy Corp.	592,441	0.7
11,792		Travelers Cos., Inc.	688,063	0.9
3,906		UGI Corp.	111,985	0.1
10,300		United Technologies
		Corp.	803,194	1.0
25,758		Wells Fargo & Co.	667,390	0.8
			35,151,864	43.9

	Total Common Stock
	(Cost $78,865,402)		77,466,209	96.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.6%
	Securities Lending Collateralcc(1): 1.6%
245,467	Cantor Fitzgerald, Repurchase Agreement dated 10/31/11, 0.15%, due 11/01/11 (Principal Amount $245,467, collateralized by various U.S. Government Agency Obligations, 0.742%-6.579%, Market Value plus accrued interest $250,376, due 11/01/15-03/01/48)	245,467	0.3

See Accompanying Notes to Financial Statements

26

PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
1,000,000	Citigroup, Inc., Repurchase Agreement dated 10/31/11, 0.13%, due 11/01/11 (Principal Amount $1,000,000, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.125%, Market Value plus accrued interest $1,020,000 due 12/29/11-05/15/37)	$1,000,000	1.3
		1,245,467	1.6

	Total Short-Term
	Investments
	(Cost $1,245,467)	1,245,467	1.6

	Total Investments in
	Securities
	(Cost $80,110,869)	$78,711,676	98.4
	Assets in Excess of Other
	Liabilities	1,287,034	1.6
	Net Assets	$79,998,710	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

ADR	American Depository Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $81,203,749.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$4,417,607
Gross Unrealized Depreciation	(6,909,680)

Net Unrealized depreciation	$(2,492,073)

Percentage
Sector Diversification	of Net Assets
Consumer Discretionary	7.1%
Consumer Staples	8.5
Energy	10.8
Financials	17.7
Health Care	10.8
Industrials	12.2
Information Technology	8.8
Materials	8.6
Telecommunications	6.2
Utilities	6.1
Short-Term Investments	1.6
Assets in Excess of Other Liabilities	1.6
Net Assets	100.0%

See Accompanying Notes to Financial Statements

27

PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2011
Asset Table
Investments, at value
Common Stock
Australia	$—	$1,001,653	$—	$1,001,653
Brazil	587,057	—	—	587,057
Canada	2,005,438	—	—	2,005,438
Denmark	—	297,190	—	297,190
France	—	4,946,075	—	4,946,075
Germany	—	4,001,350	—	4,001,350
Hong Kong	790,162	—	—	790,162
Ireland	—	767,561	—	767,561
Italy	—	756,399	—	756,399
Japan	—	6,701,868	—	6,701,868
Luxembourg	—	766,272	—	766,272
Netherlands	—	3,140,401	—	3,140,401
Portugal	—	379,081	—	379,081
Singapore	—	1,443,337	—	1,443,337
South Africa	—	391,712	—	391,712
South Korea	—	410,287	—	410,287
Spain	—	812,118	—	812,118
Sweden	—	762,210	—	762,210
Switzerland	1,179,061	2,662,768	—	3,841,829
Taiwan	938,285	680,794	—	1,619,079
United Kingdom	387,348	6,505,918	—	6,893,266
United States	35,151,864	—	—	35,151,864
Total Common Stock	41,039,215	36,426,994	—	77,466,209
Short-Term Investments	—	1,245,467	—	1,245,467
Total Investments, at value	$41,039,215	$37,672,461	$—	$78,711,676

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending October 31, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended October 31, 2011:

	Beginning Balance 10/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 10/31/2011
Asset Table
Investments, at value
Short-Term Investments	$99,120	$—	$(99,120)	$—	$(24,780)	24,780	$—	$—	$—
Total Investments, at value	$99,120	$—	$(99,120)	$—	$(24,780)	24,780	$—	$—	$—

As of October 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

28

ING GLOBAL NATURAL	PORTFOLIO OF INVESTMENTS
RESOURCES FUND	AS OF OCTOBER 31, 2011

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.1%
	Argentina: 0.9%
29,600	YPF SA ADR	$994,856	0.9

	Canada: 9.9%
59,549	Barrick Gold Corp.	2,947,675	2.6
48,500	Centerra Gold, Inc.	961,485	0.9
61,208	GoldCorp, Inc.	2,989,399	2.6
55,000	@ Harry Winston Diamond
	Corp.	666,566	0.6
135,200	@ Lundin Mining Corp.	530,356	0.5
48,429	Teck Cominco Ltd. -
	Class B	1,942,003	1.7
65,789	Trican Well Services
	Ltd.	1,163,642	1.0
		11,201,126	9.9

	France: 1.5%
18,487	Technip S.A.	1,748,076	1.5

	Netherlands: 4.2%
66,373	Royal Dutch Shell PLC
	- Class A ADR	4,706,509	4.2

	Norway: 2.4%
104,600	Statoil ASA ADR	2,659,978	2.4

	United Kingdom: 4.6%
30,200	Antofagasta PLC	562,083	0.5
85,231	BG Group PLC	1,848,148	1.6
45,365	Ensco International
	PLC ADR	2,252,826	2.0
5,100	Randgold Resources
	Ltd. ADR	558,807	0.5
		5,221,864	4.6

	United States: 74.6%
46,200	Anadarko Petroleum
	Corp.	3,626,700	3.2
11,987	Apache Corp.	1,194,265	1.1
95,309	Arch Coal, Inc.	1,736,530	1.5
68,600	@ Basic Energy Services,
	Inc.	1,258,124	1.1
65,700	@ Cameron International
	Corp.	3,228,498	2.9
73,067	Chevron Corp.	7,675,688	6.8
33,980	Cimarex Energy Co.	2,174,720	1.9
22,400	Cliffs Natural
	Resources, Inc.	1,528,128	1.3
52,900	Devon Energy Corp.	3,435,855	3.0
17,300	Domtar Corp.	1,417,043	1.3
44,800	@ Energy XXI Bermuda
	Ltd.	1,315,776	1.2
41,300	EOG Resources, Inc.	3,693,459	3.3
37,000	EQT Corp.	2,349,500	2.1
127,264	ExxonMobil Corp.	9,938,046	8.8
37,700	Freeport-McMoRan
	Copper & Gold, Inc.	1,517,802	1.3
59,300	@ FX Energy, Inc.	351,056	0.3
133,728	Halliburton Co.	4,996,078	4.4
57,600	Hess Corp.	3,603,456	3.2
102,900	@ Key Energy Services,
	Inc.	1,330,497	1.2
99,800	Marathon Oil Corp.	$2,597,794	2.3
8,600	Martin Marietta
	Materials, Inc.	620,662	0.5
61,500	Murphy Oil Corp.	3,405,255	3.0
63,178	National Oilwell Varco,
	Inc.	4,506,487	4.0
41,000	Newmont Mining Corp.	2,740,030	2.4
29,500	Patterson-UTI Energy,
	Inc.	599,440	0.5
44,200	Range Resources
	Corp.	3,042,728	2.7
66,100	@ Rowan Cos., Inc.	2,279,789	2.0
56,260	Schlumberger Ltd.	4,133,422	3.7
54,500	@ Southwestern Energy
	Co.	2,291,180	2.0
36,100	@ Unit Corp.	1,771,066	1.6
		84,359,074	74.6

	Total Common Stock
	(Cost $95,977,008)	110,891,483	98.1

SHORT-TERM INVESTMENTS: 2.2%
	Mutual Funds: 2.2%
2,526,000	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $2,526,000)	2,526,000	2.2

	Total Short-Term
	Investments
	(Cost $2,526,000)	2,526,000	2.2

	Total Investments in
	Securities
	(Cost $98,503,008)	$113,417,483	100.3
	Liabilities in Excess of
	Other Assets	(353,090)	(0.3)
	Net Assets	$113,064,393	100.0

@	Non-income producing security

ADR	American Depository Receipt

Cost for federal income tax purposes is $100,621,706.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$17,285,852
Gross Unrealized Depreciation	(4,490,075)

Net Unrealized appreciation	$12,795,777

Percentage
Sector Diversification	of Net Assets
Energy	81.4%
Materials	16.7
Short-Term Investments	2.2
Liabilities in Excess of Other Assets	(0.3)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

29

ING GLOBAL NATURAL	PORTFOLIO OF INVESTMENTS
RESOURCES FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2011
Asset Table
Investments, at value
Common Stock
Argentina	$994,856	$—	$—	$994,856
Canada	11,201,126	—	—	11,201,126
France	—	1,748,076	—	1,748,076
Netherlands	4,706,509	—	—	4,706,509
Norway	2,659,978	—	—	2,659,978
United Kingdom	2,252,826	2,969,038	—	5,221,864
United States	84,359,074	—	—	84,359,074
Total Common Stock	106,174,369	4,717,114	—	110,891,483
Short-Term Investments	2,526,000	—	—	2,526,000
Total Investments, at value	$108,700,369	$4,717,114	$—	$113,417,483

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending October 31, 2011.

See Accompanying Notes to Financial Statements

30

PORTFOLIO OF INVESTMENTS
ING GLOBAL OPPORTUNITIES FUND	AS OF OCTOBER 31, 2011

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 100.2%
		Brazil: 2.2%
41,785		Hypermarcas SA	$227,319	0.4
28,180		MRV Engenharia e
		Participacoes SA	199,592	0.3
58,232		PDG Realty SA
		Empreendimentos e
		Participacoes	257,098	0.4
18,023		Petroleo Brasileiro SA
		ADR	486,801	0.7
25,350		SLC Agricola SA	251,750	0.4
			1,422,560	2.2

		Canada: 1.2%
24,700		Suncor Energy, Inc.	786,782	1.2

		China: 6.9%
633,000		China Communications
		Construction Co., Ltd.	477,444	0.7
723,000		China Construction
		Bank	531,214	0.8
213,000		China Resources
		Enterprise	777,886	1.2
327,000	L	China Yurun Food
		Group Ltd.	567,574	0.9
730,000		Guangdong Investment
		Ltd.	439,449	0.7
49,975		Hengan International
		Group Co., Ltd.	433,201	0.6
600,000		Industrial and
		Commercial Bank of
		China Ltd.	374,678	0.6
1,361,000	L	Lonking Holdings Ltd	535,120	0.8
56,000		Ping An Insurance
		Group Co. of China Ltd.	415,318	0.6
			4,551,884	6.9

		Denmark: 1.1%
6,500		Novo-Nordisk A/S	690,082	1.1

		France: 2.9%
1,500		Christian Dior S.A.	211,626	0.3
5,500		LVMH Moet Hennessy
		Louis Vuitton S.A.	911,593	1.4
11,311		Veolia Environnement	160,159	0.2
12,795		Vinci S.A.	627,446	1.0
			1,910,824	2.9

		Germany: 1.5%
27,821	L	Aixtron AG	393,916	0.6
9,000		Bayer AG	573,408	0.9
			967,324	1.5

		Hong Kong: 1.1%
48,000	X	Chaoda Modern
		Agriculture Holdings
		Ltd.	5,097	0.0
1,572,000		Hengdeli Holdings Ltd.	704,755	1.1
			709,852	1.1

		India: 0.8%
38,000		Bharti Airtel Ltd.	304,238	0.5
92,000		Dabur India Ltd.	$190,450	0.3
			494,688	0.8

		Indonesia: 3.6%
126,753		Astra International Tbk
		PT	977,365	1.5
1,219,828		Bank Mandiri Persero
		TBK PT	973,040	1.5
1,499,895		Bumi Resources Tbk
		PT	391,768	0.6
			2,342,173	3.6

		Ireland: 0.9%
19,000		Ingersoll-Rand PLC	591,470	0.9

		Italy: 0.9%
71,000	@	Fiat Industrial SpA	618,160	0.9

		Japan: 6.6%
12,000		Daikin Industries Ltd.	355,124	0.5
103,000		Hitachi Ltd.	551,904	0.8
16,428		Honda Motor Co., Ltd.	491,259	0.8
1,500		Keyence Corp.	381,316	0.6
25,319		Kubota Corp.	208,532	0.3
30,000		Mitsubishi Estate Co.,
		Ltd.	508,111	0.8
41,600		Mitsui & Co., Ltd.	607,132	0.9
30,000		Mitsui Fudosan Co.,
		Ltd.	498,909	0.8
12,300		Sumitomo Mitsui
		Financial Group, Inc.	343,804	0.5
12,200		Toyota Motor Corp.	405,049	0.6
			4,351,140	6.6

		Macau: 1.1%
250,000	@	Sands China Ltd.	751,297	1.1

		Malaysia: 0.3%
170,000		AirAsia BHD	213,642	0.3

		Mexico: 0.5%
239,649	@	Empresas ICA S.A.B.
		de C.V.	320,803	0.5

		Netherlands: 5.8%
84,983	@	Aegon NV	405,279	0.6
25,000		CSM	366,389	0.6
46,457		Koninklijke KPN NV	608,258	0.9
27,401		Royal Dutch Shell PLC	971,629	1.5
80,000		TNT NV	405,071	0.6
30,832		Unilever NV	1,064,434	1.6
			3,821,060	5.8

		Norway: 0.9%
31,810		Telenor ASA	566,623	0.9

		Peru: 0.6%
3,869		Credicorp Ltd.	420,870	0.6

		Poland: 0.5%
30,000		Powszechna Kasa
		Oszczednosci Bank
		Polski S.A.	341,207	0.5

See Accompanying Notes to Financial Statements

31

PORTFOLIO OF INVESTMENTS
ING GLOBAL OPPORTUNITIES FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: (continued)
		Portugal: 0.7%
68,045		Portugal Telecom
		SGPS S.A.	$486,602	0.7

		Russia: 1.6%
60,000		Gazprom OAO ADR	700,200	1.1
12,000	@	X5 Retail Group N.V.
		GDR	359,634	0.5
			1,059,834	1.6

		Singapore: 1.2%
113,000		Oversea-Chinese
		Banking Corp.	756,531	1.2

		South Korea: 2.2%
1,057		Samsung Electronics
		Co., Ltd.	909,930	1.4
13,209		Shinhan Financial
		Group Co., Ltd.	526,209	0.8
			1,436,139	2.2

		Spain: 0.7%
21,500		Telefonica S.A.	456,910	0.7

		Switzerland: 8.8%
41,003		ABB Ltd.	771,899	1.2
16,500		Compagnie Financiere
		Richemont S.A.	939,916	1.4
30,925		Credit Suisse Group	891,909	1.4
23,304		Nestle S.A.	1,347,850	2.1
19,000		Novartis AG	1,070,370	1.6
1,252		Syngenta AG	381,511	0.6
27,261	@	UBS AG - Reg	344,530	0.5
			5,747,985	8.8

		Taiwan: 0.8%
22,050		HTC Corp.	495,542	0.8

		United Kingdom: 9.8%
47,905		BG Group PLC	1,038,771	1.6
17,456		BHP Billiton PLC	549,680	0.8
157,453		BP PLC	1,158,669	1.8
30,094		Eurasian Natural
		Resources Corp.	316,985	0.5
131,885		HSBC Holdings PLC	1,150,736	1.7
26,500		Imperial Tobacco Group
		PLC	965,312	1.5
7,040		Rio Tinto PLC	380,856	0.6
22,265		Standard Chartered
		PLC	519,538	0.8
22,000		Xstrata PLC	366,444	0.5
			6,446,991	9.8

		United States: 35.0%
6,765		Abbott Laboratories	364,430	0.6
29,799	@	Adobe Systems, Inc.	876,389	1.3
3,510	@	Apple, Inc.	1,420,778	2.2
6,022		Baxter International,
		Inc.	331,090	0.5
28,246		Blackstone Group LP	415,499	0.6
8,807	@	Celgene Corp.	570,958	0.9
17,400	@	Ciena Corp.	229,332	0.3
31,851		Citigroup, Inc.	1,006,173	1.5
4,289	@	Citrix Systems, Inc.	$312,368	0.5
21,419	@	EMC Corp.	524,980	0.8
3,000	@	F5 Networks, Inc.	311,850	0.5
11,500		Freeport-McMoRan
		Copper & Gold, Inc.	462,990	0.7
2,518	@	Google, Inc. - Class A	1,492,267	2.3
12,000		JPMorgan Chase & Co.	417,120	0.6
25,960	@	Juniper Networks, Inc.	635,241	1.0
11,144	@	Life Technologies Corp.	453,226	0.7
12,405		Marathon Oil Corp.	322,902	0.5
9,089		Mead Johnson Nutrition
		Co.	653,045	1.0
42,857		Microsoft Corp.	1,141,282	1.7
6,306		Monsanto Co.	458,761	0.7
8,436		Mosaic Co/The	494,012	0.8
49,098	@	NetApp, Inc.	2,011,054	3.1
7,138		Occidental Petroleum
		Corp.	663,406	1.0
13,871		Oracle Corp.	454,553	0.7
12,000		PepsiCo, Inc.	755,400	1.1
23,737	@	Quanta Services, Inc.	495,866	0.8
4,800	@	Red Hat, Inc.	238,320	0.4
7,000	@	Riverbed Technolgoy,
		Inc.	193,060	0.3
6,000		Schlumberger Ltd.	440,820	0.7
14,466	@	Southwestern Energy
		Co.	608,151	0.9
35,415	@	Symantec Corp.	602,409	0.9
9,341	@	Teradata Corp.	557,284	0.8
15,185	@	Thermo Fisher
		Scientific, Inc.	763,350	1.2
4,800	@,L	Universal Display Corp.	224,784	0.3
13,200	@	Veeco Instruments, Inc.	352,308	0.5
50,000	@	Weatherford
		International Ltd.	775,000	1.2
15,000		Wells Fargo & Co.	388,650	0.6
10,025		Yum! Brands, Inc.	537,039	0.8
			22,956,147	35.0

	Total Common Stock
	(Cost $61,850,364)		65,715,122	100.2

EXCHANGE-TRADED FUNDS: 2.1%
20,784	@	SPDR S&P Biotech
		ETF	1,374,030	2.1

	Total Exchange-Traded
	Funds
	(Cost $1,034,730)		1,374,030	2.1

	Total Long-Term
	Investments
	(Cost $62,885,094)		67,089,152	102.3

See Accompanying Notes to Financial Statements

32

PORTFOLIO OF INVESTMENTS
ING GLOBAL OPPORTUNITIES FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: 2.7%
	Securities Lending Collateralcc(1): 2.7%
1,000,000	Cantor Fitzgerald,
	Repurchase Agreement
	dated 10/31/11, 0.15%,
	due 11/01/11 (Principal
	Amount $1,000,000,
	collateralized by various
	U.S. Government
	Agency Obligations,
	0.742%-6.579%, Market
	Value plus accrued
	interest $1,020,000,
	due 11/01/15-03/01/48)	$1,000,000	1.5
758,983	Merrill Lynch & Co.,
	Inc., Repurchase
	Agreement dated
	10/31/11, 0.12%, due
	11/01/11 (Principal
	Amount $758,983,
	collateralized by various
	U.S. Government
	Agency Obligations,
	3.000%-6.000%, Market
	Value plus accrued
	interest $774,215, due
	09/01/21-11/01/41)	758,983	1.2
		1,758,983	2.7

	Total Short-Term
	Investments
	(Cost $1,758,983)	1,758,983	2.7

	Total Investments in
	Securities
	(Cost $64,644,077)	$68,848,135	105.0
	Liabilities in Excess of
	Other Assets	(3,284,143)	(5.0)
	Net Assets	$65,563,992	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
ADR	American Depository Receipt
GDR	Global Depository Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2011.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $65,063,037.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$9,381,286
Gross Unrealized Depreciation	(5,596,188)

Net Unrealized appreciation	$3,785,098

Percentage
Sector Diversification	of Net Assets
Consumer Discretionary	9.7%
Consumer Staples	12.2
Energy	12.8
Financials	17.0
Health Care	7.5
Industrials	9.4
Information Technology	21.8
Materials	5.2
Telecommunications	3.7
Utilities	0.9
Other Long-Term Investments	2.1
Short-Term Investments	2.7
Liabilities in Excess of Other Assets	(5.0)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

33

PORTFOLIO OF INVESTMENTS
ING GLOBAL OPPORTUNITIES FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2011

Asset Table
Investments, at value
Common Stock
Brazil	$1,422,560	$—	$—	$1,422,560
Canada	786,782	—	—	786,782
China	—	4,551,884	—	4,551,884
Denmark	—	690,082	—	690,082
France	—	1,910,824	—	1,910,824
Germany	—	967,324	—	967,324
Hong Kong	—	704,755	5,097	709,852
India	—	494,688	—	494,688
Indonesia	—	2,342,173	—	2,342,173
Ireland	591,470	—	—	591,470
Italy	—	618,160	—	618,160
Japan	—	4,351,140	—	4,351,140
Macau	—	751,297	—	751,297
Malaysia	—	213,642	—	213,642
Mexico	320,803	—	—	320,803
Netherlands	—	3,821,060	—	3,821,060
Norway	—	566,623	—	566,623
Peru	420,870	—	—	420,870
Poland	—	341,207	—	341,207
Portugal	—	486,602	—	486,602
Russia	700,200	359,634	—	1,059,834
Singapore	—	756,531	—	756,531
South Korea	—	1,436,139	—	1,436,139
Spain	—	456,910	—	456,910
Switzerland	—	5,747,985	—	5,747,985
Taiwan	—	495,542	—	495,542
United Kingdom	—	6,446,991	—	6,446,991
United States	22,956,147	—	—	22,956,147
Total Common Stock	27,198,832	38,511,193	5,097	65,715,122
Exchange-Traded Funds	1,374,030	—	—	1,374,030
Short-Term Investments	—	1,758,983	—	1,758,983
Total Investments, at value	$28,572,862	$40,270,176	$5,097	$68,848,135

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending October 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

34

PORTFOLIO OF INVESTMENTS
ING GLOBAL REAL ESTATE FUND	AS OF OCTOBER 31, 2011

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 98.9%
		Australia: 9.9%
44,288,716		Dexus Property Group	$39,397,381	1.2
53,480,027		Goodman Group	34,753,394	1.0
16,339,520		GPT Group	53,925,100	1.6
37,051,100		Investa Office Fund	24,221,992	0.7
715,751		Lend Lease Corp., Ltd.	5,823,555	0.2
15,251,458		Mirvac Group	19,971,540	0.6
7,659,060		Stockland	25,291,728	0.7
10,377,134		Westfield Group	83,539,636	2.4
19,766,781		Westfield Retail Trust	52,678,224	1.5
			339,602,550	9.9

		Brazil: 0.5%
916,200		BR Malls Participacoes
		S.A.	9,952,605	0.3
504,600		Sonae Sierra Brasil SA	6,668,826	0.2
			16,621,431	0.5

		Canada: 3.5%
340,500		Brookfield Asset
		Management, Inc. -
		Class A	9,874,500	0.3
2,146,700		Brookfield Properties
		Co.	35,463,484	1.0
648,500		Calloway Real Estate
		Investment Trust	17,111,161	0.5
190,400		Canadian Real Estate
		Investment Trust	6,777,419	0.2
498,700		Primaris Retail Real
		Estate	10,316,723	0.3
1,589,900		RioCan Real Estate
		Investment Trust	40,339,675	1.2
			119,882,962	3.5

		China: 0.6%
10,715,000	L	Longfor Properties Co.,
		Ltd.	13,733,392	0.4
8,711,900	L	Soho China Ltd.	6,211,311	0.2
			19,944,703	0.6

		France: 4.5%
223,390		ICADE	19,992,864	0.6
434,650		Klepierre	13,547,893	0.4
425,952		Mercialys	15,860,251	0.4
88,020		Societe Immobiliere de
		Location pour
		l’Industrie et le
		Commerce	9,239,315	0.3
486,756		Unibail	96,771,661	2.8
			155,411,984	4.5

		Germany: 0.6%
674,160	@	GSW Immobilien AG	21,902,786	0.6

		Hong Kong: 10.7%
6,927,763		Cheung Kong Holdings
		Ltd.	85,876,071	2.5
4,237,100		Great Eagle Holding
		Co.	9,410,322	0.3
3,158,600		Hang Lung Group Ltd.	19,196,339	0.6
10,966,245		Hang Lung Properties
		Ltd.	39,937,046	1.2
4,860,594		Hongkong Land
		Holdings Ltd.	$25,542,601	0.7
2,677,000		Kerry Properties Ltd.	9,824,405	0.3
15,562,900		Link Real Estate
		Investment Trust	53,446,756	1.5
6,512,000		Sino Land Co.	10,293,761	0.3
6,850,000		Sun Hung Kai
		Properties Ltd.	94,316,133	2.7
3,936,346		Wharf Holdings Ltd.	20,938,394	0.6
			368,781,828	10.7

		Japan: 12.8%
7,037		Advance Residence
		Investment Corp.	13,330,988	0.4
536,300		Daito Trust
		Construction Co., Ltd.	47,516,481	1.4
715,000		Daiwa House Industry
		Co., Ltd.	8,959,584	0.3
2,342		Frontier Real Estate
		Investment Corp.	20,308,766	0.6
3,875		Japan Real Estate
		Investment Corp.	33,052,604	1.0
12,543		Japan Retail Fund
		Investment Corp.	19,416,229	0.6
2,987		Kenedix Realty
		Investment Corp.	8,661,916	0.2
7,009,230		Mitsubishi Estate Co.,
		Ltd.	118,715,610	3.4
5,645,888		Mitsui Fudosan Co.,
		Ltd.	93,892,735	2.7
2,058		Nippon
		Accommodations
		Fund, Inc.	13,637,203	0.4
3,511		Nippon Building Fund,
		Inc.	33,904,705	1.0
1,175,000		Nomura Real Estate
		Holdings, Inc.	18,941,728	0.5
9,785		United Urban
		Investment Corp.	11,033,974	0.3
			441,372,523	12.8

		Netherlands: 0.6%
388,620		Corio NV	19,749,030	0.6

		Singapore: 4.5%
12,881,000		Ascendas Real Estate
		Investment Trust	20,956,672	0.6
28,134,000	L	CapitaCommercial
		Trust	25,132,711	0.7
18,859,350		CapitaLand Ltd.	40,631,454	1.2
14,214,391		CapitaMall Trust	21,119,427	0.6
3,464,900		Frasers Centrepoint
		Trust	4,071,368	0.1
25,489,600	@	Global Logistic
		Properties Ltd.	35,489,961	1.1
2,946,000		Keppel Land Ltd.	6,499,377	0.2
			153,900,970	4.5

		Sweden: 0.4%
714,724		Castellum AB	9,675,834	0.2
588,480		Hufvudstaden AB	6,384,410	0.2
			16,060,244	0.4

		Switzerland: 0.7%
75,720		PSP Swiss Property
		AG	6,889,020	0.2

See Accompanying Notes to Financial Statements

35

PORTFOLIO OF INVESTMENTS
ING GLOBAL REAL ESTATE FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Switzerland: (continued)
236,360	Swiss Prime Site AG	$19,330,649	0.5
		26,219,669	0.7

	United Kingdom: 5.0%
4,812,997	British Land Co. PLC	39,375,683	1.1
1,042,770	Derwent Valley
	Holdings PLC	28,383,508	0.8
3,392,860	Great Portland Estates
	PLC	20,282,732	0.6
6,098,161	Hammerson PLC	39,839,887	1.2
2,362,391	Land Securities Group
	PLC	25,854,942	0.8
5,220,030	Safestore Holdings Ltd.	8,684,774	0.3
2,209,351	Segro PLC	8,639,393	0.2
		171,060,919	5.0

	United States: 44.6%
1,432,800	Apartment Investment
	& Management Co.	35,347,176	1.0
659,408	AvalonBay
	Communities, Inc.	88,156,256	2.6
1,020,800	Boston Properties, Inc.	101,048,992	2.9
782,600	BRE Properties, Inc.	39,223,912	1.1
2,350,000	DDR Corp.	30,103,500	0.9
1,815,300	Equity Residential	106,521,804	3.1
264,700	Essex Property Trust,
	Inc.	37,788,572	1.1
452,100	Federal Realty
	Investment Trust	40,128,396	1.2
3,714,911	General Growth
	Properties, Inc.	54,609,192	1.6
1,417,929	HCP, Inc.	56,504,471	1.7
935,300	Health Care Real
	Estate Investment
	Trust, Inc.	49,280,957	1.4
340,600	Highwoods Properties,
	Inc.	10,551,788	0.3
3,665,935	Host Hotels & Resorts,
	Inc.	52,312,892	1.5
1,370,400	Kimco Realty Corp.	23,940,888	0.7
1,389,275	Liberty Property Trust	44,456,800	1.3
1,348,641	Macerich Co.	67,108,376	2.0
616,200	Pebblebrook Hotel
	Trust	11,726,286	0.3
2,886,902	ProLogis, Inc.	85,914,203	2.5
601,824	Public Storage, Inc.	77,665,387	2.3
1,457,350	Simon Property Group,
	Inc.	187,182,034	5.4
695,130	SL Green Realty Corp.	47,957,019	1.4
438,400	Starwood Hotels &
	Resorts Worldwide,
	Inc.	21,968,224	0.6
557,900	Tanger Factory Outlet
	Centers, Inc.	15,710,464	0.5
579,700	Taubman Centers, Inc.	35,495,031	1.0
2,247,555	UDR, Inc.	56,031,546	1.6
1,286,004	Ventas, Inc.	71,514,682	2.1
1,033,702	Vornado Realty Trust	$85,600,863	2.5
		1,533,849,711	44.6

	Total Common Stock
	(Cost $2,847,224,237)	3,404,361,310	98.9

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: 1.2%
	Securities Lending Collateralcc(1): 0.4%
3,162,516	Barclays Bank PLC,
	Repurchase
	Agreement dated
	10/31/11, 0.10%, due
	11/01/11 (Principal
	Amount $3,162,516,
	collateralized by
	various U.S.
	Government Agency
	Obligations, 0.000%-
	0.375%, Market Value
	plus accrued interest
	$3,225,770, due
	11/21/11-10/30/13)	3,162,516	0.1
3,162,516	BNP Paribas Bank,
	Repurchase
	Agreement dated
	10/31/11, 0.08%, due
	11/01/11 (Principal
	Amount $3,162,516
	collateralized by
	various U.S.
	Government
	Securities,0.000%-
	7.250%, Market Value
	plus accrued interest
	$3,225,767, due
	11/30/11-11/15/40)	3,162,516	0.1
3,162,516	Goldman Sachs & Co.,
	Repurchase
	Agreement dated
	10/31/11, 0.11%, due
	11/01/11 (Principal
	Amount $3,162,516,
	collateralized by
	various U.S.
	Government Agency
	Obligations, 2.261%-
	7.000%, Market Value
	plus accrued interest
	$3,225,766, due
	01/01/18-10/01/41)	3,162,516	0.1

See Accompanying Notes to Financial Statements

36

PORTFOLIO OF INVESTMENTS
ING GLOBAL REAL ESTATE FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
665,793	JPMorgan Chase &
	Co., Repurchase
	Agreement dated
	10/31/11, 0.07%, due
	11/01/11 (Principal
	Amount $665,793
	collateralized by
	various U.S.
	Government
	Securities,1.250%-
	2.500%, Market Value
	plus accrued interest
	$679,115, due
	07/15/13-07/15/20)	$665,793	0.0
3,162,516	Morgan Stanley,
	Repurchase
	Agreement dated
	10/31/11, 0.15%, due
	11/01/11 (Principal
	Amount $3,162,516,
	collateralized by
	various U.S.
	Government Agency
	Obligations, 4.000%-
	4.500%, Market Value
	plus accrued interest
	$3,225,767, due
	03//01/41-10/01/41)	3,162,516	0.1
		13,315,857	0.4

			Percentage
			of Net
Shares		Value	Assets
	Mutual Funds: 0.8%
28,270,875	BlackRock Liquidity
	Funds, TempFund,
	Institutional Class
	(Cost $28,270,875)	28,270,875	0.8

	Total Short-Term
	Investments
	(Cost $41,586,732)	41,586,732	1.2

	Total Investments in
	Securities
	(Cost $2,888,810,969)	$3,445,948,042	100.1
	Liabilities in Excess of
	Other Assets	(5,072,636)	(0.1)
	Net Assets	$3,440,875,406	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $3,120,549,879.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$520,550,461
Gross Unrealized Depreciation	(195,152,298)

Net Unrealized appreciation	$325,398,163

Percentage
Sector Diversification	of Net Assets
Consumer Discretionary	0.6%
Financials	98.3
Short-Term Investments	1.2
Liabilities in Excess of Other Assets	(0.1)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

37

PORTFOLIO OF INVESTMENTS
ING GLOBAL REAL ESTATE FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2011
Asset Table
Investments, at value
Common Stock
Australia	$—	$339,602,550	$—	$339,602,550
Brazil	16,621,431	—	—	16,621,431
Canada	119,882,962	—	—	119,882,962
China	—	19,944,703	—	19,944,703
France	—	155,411,984	—	155,411,984
Germany	—	21,902,786	—	21,902,786
Hong Kong	—	368,781,828	—	368,781,828
Japan	—	441,372,523	—	441,372,523
Netherlands	—	19,749,030	—	19,749,030
Singapore	—	153,900,970	—	153,900,970
Sweden	—	16,060,244	—	16,060,244
Switzerland	—	26,219,669	—	26,219,669
United Kingdom	—	171,060,919	—	171,060,919
United States	1,533,849,711	—	—	1,533,849,711
Total Common Stock	1,670,354,104	1,734,007,206	—	3,404,361,310
Short-Term Investments	28,270,875	13,315,857	—	41,586,732
Total Investments, at value	$1,698,624,979	$1,747,323,063	$—	$3,445,948,042

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending October 31, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended October 31, 2011:

	Beginning Balance 10/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 10/31/2011
Asset Table
Investments, at value
Short-Term Investments	$2,196,253	$—	$(2,196,253)	$—	$(549,064)	$549,064	$—	$—	$—
Total Investments, at value	$2,196,253	$—	$(2,196,253)	$—	$(549,064)	$549,064	$—	$—	$—

As of October 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

38

PORTFOLIO OF INVESTMENTS
ING GLOBAL VALUE CHOICE FUND	AS OF OCTOBER 31, 2011

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 96.6%
		Australia: 2.7%
1,006,500	@	Downer EDI Ltd.	$3,196,303	0.5
396,700		Newcrest Mining Ltd.	14,020,060	2.2
			17,216,363	2.7

		Brazil: 2.3%
444,300	@	BrasilAgro -
		Companhia Brasileira
		de Propriedades
		Agricolas	2,406,728	0.4
780,941		Centrais Eletricas
		Brasileiras SA ADR	10,894,127	1.7
215,200		Profarma Distribuidora
		de Produtos
		Farmaceuticos SA	1,332,426	0.2
			14,633,281	2.3

		Canada: 10.4%
742,000	@,L	Bankers Petroleum Ltd.	3,945,423	0.6
447,000		Barrick Gold Corp.	22,126,500	3.5
1,018,500		Cameco Corp.	21,826,455	3.4
4,279,000	@	Eastern Platinum Ltd.	2,790,419	0.4
439,700	@	Gabriel Resources Ltd.	3,123,226	0.5
129,400		Nexen, Inc.	2,197,212	0.4
51,000		Niko Resources	2,805,448	0.4
1,063,100	@	Uranium Participation
		Corp.	5,930,109	0.9
19,578		Westjet Airlines Ltd.	258,290	0.1
113,926	@	Westjet Airlines Ltd.	1,491,582	0.2
			66,494,664	10.4

		China: 0.1%
12,100,000	@,X	China Hongxing Sports
		Ltd.	554,471	0.1

		Egypt: 1.7%
1,242,000	@	Egyptian Financial
		Group-Hermes Holding	2,658,137	0.4
932,026		Oriental Weavers	4,842,567	0.8
1,370,000		Telecom Egypt	3,419,684	0.5
			10,920,388	1.7

		Finland: 1.4%
1,312,000	L	Nokia OYJ ADR	8,829,760	1.4

		France: 6.1%
105,485		Areva SA	3,087,957	0.5
749,100		Electricite de France
		SA	22,418,781	3.5
387,000		Thales S.A.	13,648,387	2.1
			39,155,125	6.1

		Greece: 0.6%
323,198		OPAP S.A.	3,732,743	0.6

		Hong Kong: 0.7%
282,000		Guoco Group Ltd.	2,679,451	0.4
2,056,000	L	United Laboratories
		International Holdings
		Ltd./The	1,592,050	0.3
			4,271,501	0.7
		Hungary: 0.4%
33,935		Egis PLC	$2,761,127	0.4

		India: 0.2%
276,205		Pantaloon Retail India
		Ltd.	1,094,917	0.2

		Indonesia: 1.8%
4,799,500		Medco Energi
		Internasional Tbk PT	1,246,878	0.2
305,200		Telekomunikasi
		Indonesia Tbk PT ADR	10,315,760	1.6
			11,562,638	1.8

		Italy: 2.4%
1,192,000		ERG S.p.A.	14,665,731	2.3
91,000		Finmeccanica S.p.A.	623,729	0.1
			15,289,460	2.4

		Japan: 19.6%
651,000		77 Bank Ltd.	2,564,236	0.4
178,000		Chugoku Marine Paints
		Ltd.	1,252,859	0.2
2,876,550		Chuo Mitsui Trust
		Holdings, Inc.	9,843,911	1.5
2,480,000		Daiwa Securities
		Group, Inc.	8,677,451	1.4
267,700		East Japan Railway
		Co.	16,230,207	2.5
308,000		Futaba Corp.	5,809,336	0.9
148,500		Japan Digital
		Laboratory Co.	1,404,995	0.2
1,457,000		Japan Steel Works Ltd.	9,984,843	1.6
716,000		Kamigumi Co., Ltd.	6,252,049	1.0
131,000		Kurita Water Industries
		Ltd.	3,607,367	0.6
648,600		Mitsui & Co., Ltd.	9,466,009	1.5
439,000		Mitsui Sumitomo
		Insurance Group
		Holdings, Inc.	8,598,411	1.3
318,300		Nippon Telegraph &
		Telephone Corp.	16,327,465	2.5
166,000		Organo Corp.	1,301,835	0.2
49,500		Sankyo Co., Ltd.	2,586,714	0.4
347,400		Sanshin Electronics
		Co., Ltd.	2,912,469	0.5
67,400		Shin-Etsu Chemical
		Co., Ltd.	3,461,313	0.5
5,700		TKC Corp.	110,794	0.0
806,000		Toppan Printing Co.,
		Ltd.	6,266,883	1.0
3,345		TV Asahi Corp.	5,269,779	0.8
91,800		West Japan Railway
		Co.	3,889,896	0.6
			125,818,822	19.6

		Lebanon: 0.7%
310,206	#	Solidere GDR	4,635,989	0.7

		Norway: 2.0%
6,575,000		Marine Harvest	2,930,429	0.5
383,300	L	Statoil ASA ADR	9,747,319	1.5
			12,677,748	2.0

See Accompanying Notes to Financial Statements

39

PORTFOLIO OF INVESTMENTS
ING GLOBAL VALUE CHOICE FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: (continued)
		Russia: 4.8%
89,390,000	@	Federal Grid Co.
		Unified Energy System
		JSC	$831,782	0.1
1,270,000		Gazprom OAO ADR	14,820,900	2.3
27,429,700	@	OGK-3 OJSC	838,641	0.1
3,850,000	L	Federal
		Hydrogenerating Co.
		JSC ADR	14,450,263	2.3
			30,941,586	4.8

		Slovenia: 0.5%
43,750		Krka dd Novo mesto	3,263,955	0.5

		South Africa: 3.9%
211,200		AngloGold Ashanti Ltd
		ADR	9,548,352	1.5
603,800		Gold Fields Ltd.	10,466,498	1.7
144,750		Impala Platinum
		Holdings Ltd.	3,324,344	0.5
8,008,796	@	Village Main Reef Ltd.	1,554,224	0.2
			24,893,418	3.9

		South Korea: 3.5%
659,500		Korea Electric Power
		Corp. ADR	7,274,285	1.1
363,800		KT Corp. ADR	6,068,184	1.0
595,400		SK Telecom Co., Ltd.
		ADR	8,805,966	1.4
			22,148,435	3.5

		Switzerland: 0.9%
163,750		Actelion Ltd. - Reg	6,065,794	0.9

		Thailand: 0.2%
306,800		Bangkok Bank PCL	1,554,759	0.2

		Turkey: 2.1%
1,105,000	@	Turkcell Iletisim Hizmet
		AS ADR	13,613,600	2.1

		United Kingdom: 2.6%
2,733,830	@	Polyus Gold
		International Ltd. GDR	8,975,164	1.4
392,400		Stolt-Nielsen Ltd.	7,760,103	1.2
			16,735,267	2.6

		United States: 25.0%
648,900	@	American International
		Group, Inc.	16,021,341	2.5
118,000		Archer-Daniels-Midland
		Co.	3,414,920	0.6
101,900		Axis Capital Holdings
		Ltd.	3,194,565	0.5
490,000		Best Buy Co., Inc.	12,852,700	2.0
107,400		Computer Sciences
		Corp.	3,378,804	0.5
575,000		Eli Lilly & Co.	21,367,000	3.4
91,615		Endurance Specialty
		Holdings Ltd.	3,408,078	0.6
84,000		Lockheed Martin Corp.	6,375,600	1.0
191,000		Merck & Co., Inc.	6,589,500	1.0
463,500		Microsoft Corp.	12,343,005	1.9
442,384		Newmont Mining Corp.	$29,564,523	4.6
880,200		Old Republic
		International Corp.	7,780,968	1.2
141,300	@	Shaw Group, Inc.	3,286,638	0.5
391,000		Southwest Airlines Co.	3,343,050	0.5
315,350		Wal-Mart Stores, Inc.	17,886,652	2.8
338,800	@	Western Digital Corp.	9,025,632	1.4
			159,832,976	25.0

	Total Common Stock
	(Cost $634,590,096)		618,698,787	96.6

PREFERRED STOCK: 0.4%
		South Korea: 0.4%
105,840		LG Electronics, Inc.	2,440,184	0.4

	Total Preferred Stock
	(Cost $3,474,992)		2,440,184	0.4

	Total Long-Term
	Investments
	(Cost $638,065,088)		621,138,971	97.0

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: 5.0%
	Securities Lending Collateralcc(1): 2.7%
4,052,266	Barclays Bank PLC,
	Repurchase
	Agreement dated
	10/31/11, 0.10%, due
	11/01/11 (Principal
	Amount $4,052,266,
	collateralized by
	various U.S.
	Government Agency
	Obligations, 0.000%-
	0.375%, Market Value
	plus accrued interest
	$4,133,316, due
	11/21/11-10/30/13)	4,052,266	0.6
4,052,266	BNP Paribas Bank,
	Repurchase
	Agreement dated
	10/31/11, 0.08%, due
	11/01/11 (Principal
	Amount $4,052,266
	collateralized by
	various U.S.
	Government
	Securities,0.000%-
	7.250%, Market Value
	plus accrued interest
	$4,133,313, due
	11/30/11-11/15/40)	4,052,266	0.6

See Accompanying Notes to Financial Statements

40

PORTFOLIO OF INVESTMENTS
ING GLOBAL VALUE CHOICE FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
853,111	JPMorgan Chase &
	Co., Repurchase
	Agreement dated
	10/31/11, 0.07%, due
	11/01/11 (Principal
	Amount $853,111
	collateralized by
	various U.S.
	Government
	Securities,1.250%-
	2.500%, Market Value
	plus accrued interest
	$870,181, due
	07/15/13-07/15/20)	$853,111	0.2
4,052,266	Merrill Lynch & Co.,
	Inc., Repurchase
	Agreement dated
	10/31/11, 0.10%, due
	11/01/11 (Principal
	Amount $4,052,266,
	collateralized by
	various U.S.
	Government Agency
	Obligations, 0.500%,
	Market Value plus
	accrued interest
	$4,133,331, due
	10/30/12-02/15/13)	4,052,266	0.7
4,052,266	Morgan Stanley,
	Repurchase Agreement
	dated 10/31/11, 0.15%,
	due 11/01/11 (Principal
	Amount $4,052,266,
	collateralized by
	various U.S.
	Government Agency
	Obligations, 4.000%-
	4.500%, Market Value
	plus accrued interest
	$4,133,313, due
	03//01/41-10/01/41)	4,052,266	0.6
		17,062,175	2.7

			Percentage
			of Net
Shares		Value	Assets
	Mutual Funds: 2.3%
14,896,361	BlackRock Liquidity
	Funds, TempFund,
	Institutional Class
	(Cost $14,896,361)	14,896,361	2.3

	Total Short-Term
	Investments
	(Cost $31,958,536)	31,958,536	5.0

	Total Investments in
	Securities
	(Cost $670,023,624)	$653,097,507	102.0
	Liabilities in Excess of
	Other Assets	(12,932,482)	(2.0)
	Net Assets	$640,165,025	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

ADR	American Depository Receipt
GDR	Global Depository Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2011.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $675,062,304.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$39,804,097
Gross Unrealized Depreciation	(61,768,894)

Net Unrealized depreciation	$(21,964,797)

Percentage
Sector Diversification	of Net Assets
Consumer Discretionary	5.3%
Consumer Staples	4.3
Energy	11.6
Financials	12.0
Health Care	6.7
Industrials	16.1
Information Technology	5.9
Materials	17.2
Telecommunications	9.1
Utilities	8.8
Short-Term Investments	5.0
Liabilities in Excess of Other Assets	(2.0)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

41

PORTFOLIO OF INVESTMENTS
ING GLOBAL VALUE CHOICE FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2011
Asset Table
Investments, at value
Common Stock
Australia	$—	$17,216,363	$—	$17,216,363
Brazil	14,633,281	—	—	14,633,281
Canada	66,494,664	—	—	66,494,664
China	—	—	554,471	554,471
Egypt	—	10,920,388	—	10,920,388
Finland	8,829,760	—	—	8,829,760
France	—	39,155,125	—	39,155,125
Greece	—	3,732,743	—	3,732,743
Hong Kong	—	4,271,501	—	4,271,501
Hungary	—	2,761,127	—	2,761,127
India	—	1,094,917	—	1,094,917
Indonesia	10,315,760	1,246,878	—	11,562,638
Italy	—	15,289,460	—	15,289,460
Japan	—	125,818,822	—	125,818,822
Lebanon	—	4,635,989	—	4,635,989
Norway	9,747,319	2,930,429	—	12,677,748
Russia	15,659,541	15,282,045	—	30,941,586
Slovenia	—	3,263,955	—	3,263,955
South Africa	11,102,576	13,790,842	—	24,893,418
South Korea	22,148,435	—	—	22,148,435
Switzerland	—	6,065,794	—	6,065,794
Thailand	—	1,554,759	—	1,554,759
Turkey	13,613,600	—	—	13,613,600
United Kingdom	8,975,164	7,760,103	—	16,735,267
United States	159,832,976	—	—	159,832,976
Total Common Stock	341,353,076	276,791,240	554,471	618,698,787
Preferred Stock	2,440,184	—	—	2,440,184
Short-Term Investments	14,896,361	17,062,175	—	31,958,536
Total Investments, at value	$358,689,621	$293,853,415	$554,471	$653,097,507

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending October 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

42

PORTFOLIO OF INVESTMENTS
ING GREATER CHINA FUND	AS OF OCTOBER 31, 2011

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 98.4%
		Canada: 0.1%
11,600	@	China Gold
		International Resources
		Corp. Ltd.	$34,745	0.1

		China: 48.5%
187,000		361 Degrees
		International Ltd.	90,905	0.3
491,000		Agricultural Bank of
		China Ltd.	220,369	0.7
96,000		Anhui Conch Cement
		Co., Ltd.	349,081	1.0
1,399,400		Bank of China Ltd.	498,059	1.5
315,000		Bank of
		Communications Co.,
		Ltd.	216,491	0.6
50,000		Belle International
		Holdings	98,061	0.3
54,000		BOC Hong Kong
		Holdings Ltd.	128,410	0.4
334,000		China Coal Energy Co.
		- Class H	416,007	1.2
915,000		China Communications
		Construction Co., Ltd.	690,145	2.0
680,000		China Communications
		Services Corp., Ltd.	313,606	0.9
1,535,960		China Construction
		Bank	1,128,524	3.3
62,000		China High Speed
		Transmission
		Equipment Group Co.,
		Ltd.	39,029	0.1
204,000		China Life Insurance
		Co., Ltd.	527,421	1.6
461,000		China Minsheng
		Banking Corp. Ltd	375,539	1.1
179,500		China Mobile Ltd.	1,706,029	5.0
90,000		China National Building
		Material Co., Ltd.	115,281	0.3
70,000		China Oilfield Services
		Ltd.	116,597	0.4
150,000		China Overseas Land &
		Investment Ltd.	277,559	0.8
712,000		China Petroleum &
		Chemical Corp.	673,360	2.0
1,580,000		China Power
		International
		Development Ltd.	334,327	1.0
88,000		China Resources
		Enterprise	321,380	1.0
101,000		China Shenhua Energy
		Co., Ltd.	462,054	1.4
220,000		China Shipping
		Development Co., Ltd.	155,536	0.5
416,000		China Telecom Corp.,
		Ltd.	256,841	0.8
138,500	#,@	CITIC Securities Co.
		Ltd.	275,973	0.8
598,000		CNOOC Ltd.	1,130,435	3.3
1,024,000	@	Fook Woo Group
		Holdings Ltd.	193,489	0.6
353,000		GCL Poly Energy
		Holdings Ltd.	$113,947	0.3
150,000		Guangzhou Automobile
		Group Co. Ltd.	149,650	0.4
15,000		Hengan International
		Group Co., Ltd.	130,025	0.4
2,129,140		Industrial and
		Commercial Bank of
		China Ltd.	1,329,570	3.9
38,000		Inner Mongolia Yitai
		Coal Co.	209,590	0.6
48,000		Jiangxi Copper Co.,
		Ltd.	116,024	0.3
130,000		Lingbao Gold Co., Ltd.	58,396	0.2
570,000		PetroChina Co., Ltd.	739,970	2.2
47,000		Ping An Insurance
		Group Co. of China Ltd.	348,571	1.0
147,000	X	Real Gold Mining Ltd.	83,824	0.2
896,000		Renhe Commercial
		Holdings Co. Ltd.	125,556	0.4
124,000		Shenguan Holdings
		Group Ltd.	66,620	0.2
154,000		Shimao Property
		Holdings Ltd.	150,353	0.4
534,000		China National
		Materials Co. Ltd.	268,851	0.8
26,100		Tencent Holdings Ltd.	603,630	1.8
310,000		Xingda International
		Holdings Ltd.	177,603	0.5
90,000		Xinjiang Goldwind
		Science & Technology
		Co. Ltd.	57,583	0.2
70,000		Yanzhou Coal Mining
		Co., Ltd.	173,271	0.5
33,500		Zhaojin Mining Industry
		Co. Ltd.	59,810	0.2
865,000		Zijin Mining Group Co.,
		Ltd.	368,170	1.1
			16,441,522	48.5

		Hong Kong: 24.6%
151,400		AIA Group Ltd.	462,942	1.4
67,000		Cheung Kong Holdings
		Ltd.	830,527	2.4
128,000		China Everbright Ltd.	189,772	0.6
384,000		Chow Sang Sang
		Holdings International
		Ltd.	1,184,341	3.5
49,000		CLP Holdings Ltd.	436,498	1.3
189,000		Dah Chong Hong
		Holdings Ltd.	229,528	0.7
323,280		Dah Sing Banking
		Group Ltd.	314,519	0.9
530,000		Emperor Watch &
		Jewellery Ltd.	86,281	0.3
33,100		Hong Kong Exchanges
		and Clearing Ltd.	561,108	1.7
15,500		HongKong Electric
		Holdings	117,782	0.3
54,000		Hutchison Whampoa
		Ltd.	493,908	1.5
332,000		K Wah International
		Holdings Ltd.	89,728	0.3
120,000		Kerry Properties Ltd.	440,392	1.3
1,200,000		Kosmopolito Hotels
		International Ltd.	185,487	0.5
140,000		Lenovo Group Ltd.	94,123	0.3

See Accompanying Notes to Financial Statements

43

PORTFOLIO OF INVESTMENTS
ING GREATER CHINA FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Hong Kong: (continued)
150,000	Li & Fung Ltd.	$289,079	0.8
28,500	Lifestyle International
	Holdings Ltd.	76,296	0.2
50,000	MTR Corp.	161,399	0.5
888,000	Oriental Watch
	Holdings	512,342	1.5
202,000	Sino Land Co.	319,309	0.9
38,000	Sun Hung Kai
	Properties Ltd.	523,214	1.5
11,000	Television Broadcasts
	Ltd.	63,386	0.2
126,500	Wharf Holdings Ltd.	672,885	2.0
		8,334,846	24.6

	Taiwan: 25.2%
224,000	Advanced
	Semiconductor
	Engineering, Inc.	197,942	0.6
13,000	Asustek Computer, Inc.	90,378	0.3
395,522	China Life Insurance
	Co., Ltd.	438,377	1.3
95,000	Chunghwa Telecom
	Co., Ltd.	317,835	0.9
177,000	Compal Electronics,
	Inc.	162,447	0.5
476,745	E.Sun Financial
	Holding Co., Ltd.	237,598	0.7
242,000	Eva Airways Corp.	175,064	0.5
141,110	Far Eastern New
	Century Corp.	165,905	0.5
85,000	Formosa Chemicals &
	Fibre Co.	245,996	0.7
98,000	Formosa Plastics Corp.	288,227	0.8
79,000	Foxconn Technology
	Co., Ltd.	275,344	0.8
415,256	Hon Hai Precision
	Industry Co., Ltd.	1,138,373	3.4
19,492	HTC Corp.	438,055	1.3
75,455	Huaku Development
	Co. Ltd	177,159	0.5
2,496	J Touch Corp.	3,518	0.0
483,000	King Yuan Electronics
	Co., Ltd.	185,942	0.5
4,000	Largan Precision Co.
	Ltd.	89,425	0.3
28,000	MediaTek, Inc.	293,839	0.9
64,000	MStar Semiconductor,
	Inc.	370,888	1.1
53,900	Powertech Technology,
	Inc.	131,223	0.4
45,000	Sinyi Realty Co.	61,715	0.2
111,000	Synnex Technology
	International Corp.	272,092	0.8
143,000	Taiwan Cement Corp.	178,590	0.5
166,000	Taiwan Fertilizer Co.,
	Ltd.	427,856	1.3
689,000	Taiwan Semiconductor
	Manufacturing Co., Ltd.	1,679,008	4.9
74,459	TXC Corp.	87,648	0.3
346,000	United Microelectronics
	Corp.	151,919	0.4
454,159	Yuanta Financial
	Holding Co., Ltd.	$258,892	0.8
		8,541,255	25.2

	Total Common Stock
	(Cost $31,195,328)	33,352,368	98.4

	Assets in Excess of Other
	Liabilities	536,830	1.6
	Net Assets	$33,889,198	100.0

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

Cost for federal income tax purposes is $32,331,362.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$4,200,625
Gross Unrealized Depreciation	(3,179,619)

Net Unrealized appreciation	$1,021,006

Percentage
Sector Diversification	of Net Assets
Consumer Discretionary	8.7%
Consumer Staples	1.6
Energy	11.6
Financials	33.0
Industrials	7.2
Information Technology	18.9
Materials	7.2
Telecommunications	7.6
Utilities	2.6
Assets in Excess of Other Liabilities	1.6
Net Assets	100.0%

See Accompanying Notes to Financial Statements

44

PORTFOLIO OF INVESTMENTS
ING GREATER CHINA FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2011
Asset Table
Investments, at value
Common Stock
Canada	$—	$34,745	$—	$34,745
China	275,973	16,081,725	83,824	16,441,522
Hong Kong	—	8,334,846	—	8,334,846
Taiwan	—	8,541,255	—	8,541,255
Total Common Stock	275,973	32,992,571	83,824	33,352,368
Total Investments, at value	$275,973	$32,992,571	$83,824	$33,352,368

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending October 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

45

ING INDEX PLUS INTERNATIONAL	PORTFOLIO OF INVESTMENTS
EQUITY FUND	AS OF OCTOBER 31, 2011

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 96.8%
		Australia: 8.5%
4,978		Amcor Ltd.	$36,420	0.0
14,292		AMP Ltd.	63,714	0.1
1,333		ASX Ltd.	42,801	0.1
26,963		Australia & New
		Zealand Banking Group
		Ltd.	609,265	0.6
11,817		Bendigo Bank Ltd.	116,685	0.1
28,612		BHP Billiton Ltd.	1,120,002	1.2
31,079		Brambles Ltd.	214,846	0.2
8,349		Caltex Australia Ltd.	115,950	0.1
50,312		CFS Retail Property
		Trust	95,909	0.1
3,855		Coca-Cola Amatil Ltd.	49,763	0.1
15,485		Commonwealth Bank of
		Australia	795,463	0.8
1,045		CSL Ltd.	31,474	0.0
88,955		Dexus Property Group	79,131	0.1
41,360		Fortescue Metals Group
		Ltd.	207,744	0.2
16,384		Foster’s Group Ltd.	92,033	0.1
8,199		Iluka Resources Ltd.	136,306	0.1
2,862		Macquarie Group Ltd.	73,686	0.1
55,989		Metcash Ltd.	245,014	0.3
22,485		National Australia Bank
		Ltd.	600,559	0.6
8,129		Newcrest Mining Ltd.	287,293	0.3
49,825		OneSteel Ltd.	63,366	0.1
1,182		Orica Ltd.	32,015	0.0
3,860		Origin Energy Ltd.	58,168	0.1
5,392		QBE Insurance Group
		Ltd.	82,998	0.1
9,857		QR National Ltd.	34,056	0.0
1,559		Ramsay Health Care
		Ltd.	30,646	0.0
6,211		Rio Tinto Ltd.	445,912	0.5
2,585		Santos Ltd.	34,912	0.0
13,860		Sonic Healthcare Ltd.	160,157	0.2
20,075		Suncorp-Metway Ltd.	180,171	0.2
88,673		Telstra Corp., Ltd.	287,915	0.3
5,736		Transurban Group	31,465	0.0
2,216		Wesfarmers Ltd.	75,185	0.1
8,994		Westfield Group	72,405	0.1
26,611		Westpac Banking Corp.	617,539	0.7
6,700		Woodside Petroleum
		Ltd.	255,115	0.3
15,943		Woolworths Ltd.	398,539	0.4
6,524		WorleyParsons Ltd.	189,357	0.2
			8,063,979	8.5

		Austria: 0.5%
7,594		OMV AG	264,623	0.3
3,166		Raiffeisen International
		Bank Holding AG	87,864	0.1
3,936		Voestalpine AG	135,237	0.1
			487,724	0.5

		Belgium: 0.4%
14,233	@	Anheuser-Busch InBev
		NV	19	0.0
1,619		Anheuser-Busch InBev
		NV	$89,783	0.1
515		Delhaize Group	33,640	0.1
1,581		Groupe Bruxelles
		Lambert S.A.	121,526	0.1
4,182		KBC Groep NV	92,740	0.1
704		Umicore	30,117	0.0
			367,825	0.4

		China: 0.2%
65,500		BOC Hong Kong
		Holdings Ltd.	155,757	0.2

		Denmark: 0.8%
1,114		Carlsberg A/S	75,418	0.1
1,134		Coloplast A/S	164,908	0.2
4,864		Novo-Nordisk A/S	516,394	0.5
			756,720	0.8

		Finland: 0.6%
2,248		Fortum OYJ	54,712	0.0
14,667		Nokia OYJ	98,697	0.1
7,574		Orion Oyj	157,614	0.2
2,338		Sampo OYJ	64,265	0.1
31,819		Stora Enso OYJ (Euro
		Denominated Security)	201,403	0.2
2,676		UPM-Kymmene OYJ	31,291	0.0
			607,982	0.6

		France: 10.0%
1,197		Accor S.A.	39,123	0.0
270		Air Liquide	34,862	0.0
4,665		Arkema	317,029	0.3
19,619		AXA S.A.	315,551	0.3
10,761		BNP Paribas	480,531	0.5
1,180		Carrefour S.A.	31,220	0.0
3,648		Casino Guichard
		Perrachon S.A.	341,590	0.4
2,777		Christian Dior S.A.	391,790	0.4
9,722		Cie de Saint-Gobain	449,326	0.5
2,238		Cie Generale des
		Etablissements Michelin	162,054	0.2
707		Cie Generale D’Optique
		Essilor International S.A.	51,098	0.1
6,536		CNP Assurances	99,814	0.1
19,849		Credit Agricole S.A.	153,638	0.2
3,465		Edenred	97,737	0.1
6,635		Eutelsat
		Communications	273,243	0.3
774		Fonciere Des Regions	57,040	0.1
14,504		France Telecom S.A.	260,765	0.3
3,888		Gaz de France	109,535	0.1
1,000		Gecina S.A.	98,893	0.1
9,460		Groupe Danone	655,795	0.7
1,058		Klepierre	32,977	0.0
2,263		L’Oreal S.A.	249,168	0.3
451		LVMH Moet Hennessy
		Louis Vuitton S.A.	74,751	0.1
26,228		Natixis	83,123	0.1
1,716		Pernod-Ricard S.A.	159,682	0.2
2,780		Peugeot S.A.	60,488	0.1
976		PPR	151,451	0.2
2,422		Renault S.A.	101,196	0.1
10,043		Safran S.A.	327,965	0.3
9,583		Sanofi-Aventis	685,559	0.7
6,682		Schneider Electric S.A.	392,365	0.4

See Accompanying Notes to Financial Statements

46

ING INDEX PLUS INTERNATIONAL	PORTFOLIO OF INVESTMENTS
EQUITY FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: (continued)
		France: (continued)
3,031		Scor S.A.	$70,612	0.1
2,140		Societe BIC S.A.	190,975	0.2
8,607		Societe Generale	246,433	0.3
2,742		Sodexho Alliance S.A.	197,985	0.2
348		Technip S.A.	32,906	0.0
25,538		Total S.A.	1,332,502	1.4
1,445		Unibail	287,280	0.3
2,185		Veolia Environnement	30,939	0.0
582		Vinci S.A.	28,540	0.0
12,017		Vivendi	268,537	0.3
			9,426,068	10.0

		Germany: 8.2%
448		Adidas AG	31,551	0.0
3,299		Allianz AG	367,054	0.4
986		Axel Springer AG	39,850	0.0
12,437		BASF AG	907,850	1.0
4,696		Bayer AG	299,192	0.3
6,651		Bayerische Motoren
		Werke AG	540,288	0.6
2,816		DaimlerChrysler AG	143,022	0.1
9,761		Deutsche Bank AG	403,603	0.4
757	@	Deutsche Boerse AG	41,721	0.0
17,297		Deutsche Post AG	262,370	0.3
16,790		Deutsche Telekom AG	213,302	0.2
6,372		E.ON AG	153,661	0.2
943		Fresenius AG	92,592	0.1
2,118		Hannover
		Rueckversicheru - Reg	104,279	0.1
8,619		HeidelbergCement AG	390,200	0.4
4,046		Henkel KGaA - Vorzug	240,515	0.3
16,433		Infineon Technologies
		AG	147,950	0.2
1,563	@	Kabel Deutschland
		Holding AG	88,652	0.1
3,646		Lanxess	212,948	0.2
199		Linde AG	31,525	0.0
4,021		MAN AG	354,291	0.4
3,248		MAN SE	423,988	0.5
1,871		Metro AG	86,690	0.1
2,156		Muenchener
		Rueckversicherungs AG	288,730	0.3
3,390		RWE AG	144,505	0.1
7,172		SAP AG	433,676	0.5
9,502		Siemens AG	996,008	1.0
8,234		Suedzucker AG	240,517	0.3
495		Volkswagen AG	77,411	0.1
			7,757,941	8.2

		Greece: 0.5%
36,478		Hellenic
		Telecommunications
		Organization S.A.	200,712	0.2
32,879		Public Power Corp.	280,417	0.3
			481,129	0.5

		Hong Kong: 2.6%
52,830		AIA Group Ltd.	161,540	0.2
4,300		ASM Pacific Technology
		Ltd.	47,218	0.0
98,000		Cathay Pacific Airways
		Ltd.	$177,887	0.2
16,000		Cheung Kong Holdings
		Ltd.	198,335	0.2
31,000		Cheung Kong
		Infrastructure Holdings
		Ltd.	166,058	0.2
4,670		Hang Seng Bank Ltd.	60,217	0.1
6,000		Hong Kong Exchanges
		and Clearing Ltd.	101,711	0.1
27,000		HongKong Electric
		Holdings	205,168	0.2
7,000		Hutchison Whampoa
		Ltd.	64,025	0.1
19,000		Hysan Development
		Co., Ltd.	66,302	0.1
50,000		Li & Fung Ltd.	96,360	0.1
27,500		Link Real Estate
		Investment Trust	94,442	0.1
49,000		New World
		Development Ltd.	51,619	0.1
54,000		NWS Holdings Ltd.	81,884	0.1
29,500		Orient Overseas
		International Ltd.	133,141	0.1
127,000		PCCW Ltd.	50,752	0.0
76,000		SJM Holdings Ltd.	130,268	0.1
16,000		Sun Hung Kai
		Properties Ltd.	220,301	0.2
13,000		Swire Pacific Ltd.	150,222	0.2
22,000		Wharf Holdings Ltd.	117,023	0.1
21,000		Wheelock & Co., Ltd.	61,700	0.1
			2,436,173	2.6

		India: 0.1%
4,092		Vedanta Resources
		PLC	83,522	0.1

		Ireland: 0.1%
4,811		CRH PLC	87,044	0.1

		Israel: 0.7%
13,810		Bank Leumi Le-Israel
		BM	47,856	0.1
3,743		Israel Chemicals Ltd.	44,383	0.0
62		Israel Corp., Ltd.	45,015	0.0
8,215		Mizrahi Tefahot Bank
		Ltd.	70,688	0.1
2,082	@	NICE Systems Ltd.	74,148	0.1
8,742		Teva Phaemaceutical
		Industries Ltd.	356,397	0.4
			638,487	0.7

		Italy: 2.9%
6,968		Assicurazioni Generali
		S.p.A.	124,672	0.1
96,415		Banca Monte dei Paschi
		di Siena S.p.A.	44,770	0.1
14,500		Enel Green Power SpA	33,272	0.0
130,598		Enel S.p.A.	616,174	0.7
34,947		ENI S.p.A.	772,466	0.8
3,131		Exor SpA	68,353	0.1
35,336		Fiat S.p.A	216,379	0.2

See Accompanying Notes to Financial Statements

47

ING INDEX PLUS INTERNATIONAL	PORTFOLIO OF INVESTMENTS
EQUITY FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: (continued)
		Italy: (continued)
47,635		Intesa Sanpaolo S.p.A.	$84,076	0.1
11,497		Pirelli & C S.p.A.	101,466	0.1
1,531		Saipem S.p.A.	68,409	0.1
7,081		Snam Rete Gas S.p.A.	34,613	0.0
232,979		Telecom Italia S.p.A.	289,890	0.3
194,688		Telecom Italia S.p.A.
		RNC	204,317	0.2
7,160		Terna S.p.A	27,516	0.0
70,700		UniCredito Italiano
		S.p.A.	82,039	0.1
			2,768,412	2.9

		Japan: 19.4%
4,200		Advantest Corp.	48,882	0.1
2,200		Aeon Co., Ltd.	28,773	0.0
3,700		Aisin Seiki Co., Ltd.	117,020	0.1
16,700		Asahi Group Holdings,
		Ltd	341,866	0.4
5,900		Astellas Pharma, Inc.	215,783	0.2
1,500		Bridgestone Corp.	35,171	0.0
13,300		Canon, Inc.	603,791	0.6
44		Central Japan Railway
		Co.	374,309	0.4
11,000		Chuo Mitsui Trust
		Holdings, Inc.	37,643	0.0
3,000		Dai Nippon Printing Co.,
		Ltd.	31,423	0.0
37		Dai-ichi Life Insurance
		Co., Ltd.	42,136	0.1
7,000		Daiichi Sankyo Co., Ltd.	135,972	0.1
20,500		Dainippon Sumitomo
		Pharma Co., Ltd.	224,652	0.2
1,300		Daito Trust Construction
		Co., Ltd.	115,181	0.1
9,000		Daiwa House Industry
		Co., Ltd.	112,778	0.1
8,000		Daiwa Securities Group,
		Inc.	27,992	0.0
3,000		Denso Corp.	92,260	0.1
6,900		East Japan Railway Co.	418,336	0.4
7,000		Eisai Co., Ltd.	277,632	0.3
6,200	@	Elpida Memory, Inc.	38,539	0.0
28,000		Fuji Heavy Industries
		Ltd.	177,471	0.2
12,400		Fuji Photo Film Co., Ltd.	303,480	0.3
23,000		Fukuoka Financial
		Group, Inc.	89,057	0.1
18,000		Gunma Bank Ltd.	92,122	0.1
2,030		Hakuhodo DY Holdings,
		Inc.	110,298	0.1
6,000		Hitachi Ltd.	32,150	0.0
10,800		Honda Motor Co., Ltd.	322,960	0.3
10,100		Ibiden Co., Ltd.	223,036	0.2
1,600		Idemitsu Kosan Co., Ltd.	149,662	0.2
10		Inpex Holdings, Inc.	66,021	0.1
30,760		Itochu Corp.	304,230	0.3
4,200		Itochu Techno-Solutions
		Corp.	181,855	0.2
9,000		Iyo Bank Ltd.	84,436	0.1
38		Japan Prime Realty
		Investment Corp.	91,002	0.1
54		Japan Retail Fund
		Investment Corp.	$83,591	0.1
6,300		JFE Holdings, Inc.	119,905	0.1
21,500		JX Holdings, Inc.	125,235	0.1
19,800		Kansai Electric Power
		Co., Inc.	292,078	0.3
12,800		Kao Corp.	335,800	0.4
43		KDDI Corp.	314,990	0.3
700		Keyence Corp.	177,948	0.2
3,300		Komatsu Ltd.	81,592	0.1
6,400		Kyushu Electric Power
		Co., Inc.	84,726	0.1
67,000		Marubeni Corp.	389,978	0.4
25,000		Mazda Motor Corp.	52,549	0.1
2,814		Miraca Holdings, Inc.	107,320	0.1
55,500		Mitsubishi Chemical
		Holdings Corp.	336,434	0.4
25,300		Mitsubishi Corp.	520,344	0.6
7,000		Mitsubishi Estate Co.,
		Ltd.	118,559	0.1
10,000		Mitsubishi Gas
		Chemical Co., Inc.	65,267	0.1
133,097		Mitsubishi UFJ Financial
		Group, Inc.	578,431	0.6
33,892		Mitsui & Co., Ltd.	494,638	0.5
2,452		Mitsui Fudosan Co., Ltd.	40,777	0.0
9,000		Mitsui Sumitomo
		Insurance Group
		Holdings, Inc.	176,277	0.2
179,284		Mizuho Financial Group,
		Inc.	250,942	0.3
600		Murata Manufacturing
		Co., Ltd.	33,515	0.0
7,200		Namco Bandai
		Holdings, Inc.	104,397	0.1
200		Nintendo Co., Ltd.	30,174	0.0
27,000		Nippon Electric Glass
		Co., Ltd.	242,223	0.3
4,000		Nippon Meat Packers,
		Inc.	49,858	0.1
6,500		Nippon Telegraph &
		Telephone Corp.	333,423	0.4
38,000		Nippon Yusen KK	95,838	0.1
26,966		Nishi-Nippon City Bank
		Ltd.	73,539	0.1
7,600		Nissan Motor Co., Ltd.	69,880	0.1
22,000		Nisshin Steel Co., Ltd.	34,822	0.0
65,100		Nomura Holdings, Inc.	248,042	0.3
3,400		Nomura Real Estate
		Holdings, Inc.	54,810	0.1
1,400		Nomura Research
		Institute Ltd.	31,486	0.0
57		NTT DoCoMo, Inc.	101,234	0.1
400		Oriental Land Co., Ltd.	39,752	0.0
2,140		ORIX Corp.	186,769	0.2
3,200		Panasonic Corp.	32,349	0.0
6,900		Resona Holdings, Inc.	30,929	0.0
1,900		Secom Co., Ltd.	89,857	0.1
6,200		Sega Sammy Holdings,
		Inc.	134,801	0.1

See Accompanying Notes to Financial Statements

48

ING INDEX PLUS INTERNATIONAL	PORTFOLIO OF INVESTMENTS
EQUITY FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: (continued)
		Japan: (continued)
17,100		Seven & I Holdings Co.,
		Ltd.	$456,326	0.5
42		Seven Bank Ltd.	74,742	0.1
4,700		Shiseido Co., Ltd.	86,026	0.1
2,500		Softbank Corp.	81,139	0.1
143,900		Sojitz Corp.	244,207	0.3
22,600		Sony Corp.	471,513	0.5
5,800		Sumco Corp.	58,650	0.1
83,000		Sumitomo Chemical
		Co., Ltd.	306,352	0.3
30,600		Sumitomo Corp.	378,863	0.4
6,000		Sumitomo Metal Mining
		Co., Ltd.	82,593	0.1
15,100		Sumitomo Mitsui
		Financial Group, Inc.	422,068	0.5
8,500		Suzuki Motor Corp.	180,278	0.2
6,300		T&D Holdings, Inc.	62,455	0.1
3,051		Takeda Pharmaceutical
		Co., Ltd.	137,543	0.2
7,300		TDK Corp.	297,681	0.3
500		Terumo Corp.	25,405	0.0
17,200		Tohoku Electric Power
		Co., Inc.	190,048	0.2
9,449		Tokio Marine Holdings,
		Inc.	225,307	0.2
3,200		Tokyo Electron Ltd.	170,187	0.2
7,000		TonenGeneral Sekiyu
		KK	78,990	0.1
8,000		Toppan Printing Co.,
		Ltd.	62,202	0.1
7,000		Toshiba Corp.	30,530	0.0
16,300		Toyo Seikan Kaisha Ltd.	248,024	0.3
8,300		Toyoda Gosei Co., Ltd.	146,414	0.2
2,900		Toyota Industries Corp.	81,536	0.1
29,590		Toyota Motor Corp.	982,411	1.0
1,800		Uni-Charm Corp.	80,611	0.1
330		USS Co., Ltd.	27,281	0.0
700		West Japan Railway Co.	29,662	0.0
100		Yahoo! Japan Corp.	32,116	0.0
4,620		Yamada Denki Co., Ltd.	332,246	0.4
			18,396,404	19.4

		Luxembourg: 0.1%
1,408		ArcelorMittal	29,192	0.0
2,703		Tenaris S.A.	43,130	0.1
			72,322	0.1

		Macau: 0.1%
36,000	@	Sands China Ltd.	108,187	0.1

		Netherlands: 4.0%
7,136		ASML Holding NV	299,348	0.3
4,393		Delta Lloyd NV	77,139	0.1
9,402		European Aeronautic
		Defence and Space Co.
		NV	277,164	0.3
4,542		Heineken NV	220,658	0.2
30,181		Koninklijke KPN NV	395,158	0.4
525		Royal Dutch Shell PLC	18,616	0.0
27,330		Royal Dutch Shell PLC -
		Class A	968,156	1.0
29,115		Royal Dutch Shell PLC -
		Class B	$1,044,591	1.1
15,194		Unilever NV	524,552	0.6
			3,825,382	4.0

		New Zealand: 0.3%
134,135		Telecom Corp. of New
		Zealand Ltd.	273,857	0.3

		Norway: 1.1%
9,786		DnB NOR ASA	113,195	0.1
26,998		Orkla ASA	234,054	0.2
3,262		Statoil ASA	82,770	0.1
15,003		Telenor ASA	267,244	0.3
7,369		Yara International ASA	348,476	0.4
			1,045,739	1.1

		Portugal: 0.6%
346,874	@	Banco Comercial
		Portugues SA	73,388	0.1
33,101		Banco Espirito Santo
		S.A.	71,027	0.1
19,930		Jeronimo Martins	341,756	0.3
8,976		Portugal Telecom SGPS
		S.A.	64,189	0.1
			550,360	0.6

		Singapore: 1.6%
47,000		Ascendas Real Estate
		Investment Trust	76,466	0.1
18,000		DBS Group Holdings
		Ltd.	175,820	0.2
63,000		Golden Agri-Resources
		Ltd.	32,251	0.0
49,000		Hutchison Port Holdings
		Trust	32,830	0.1
9,000		Jardine Cycle &
		Carriage Ltd.	323,533	0.3
29,000		Oversea-Chinese
		Banking Corp.	194,154	0.2
12,000		SembCorp Industries
		Ltd.	39,563	0.1
24,000		Singapore Airlines Ltd.	222,379	0.2
11,000		Singapore
		Telecommunications
		Ltd.	27,811	0.0
14,000		United Overseas Bank
		Ltd.	189,876	0.2
26,000		United Overseas Land
		Ltd.	91,916	0.1
18,000		Wilmar International Ltd.	77,721	0.1
			1,484,320	1.6

		Spain: 5.1%
2,330		ACS Actividades de
		Construccion y Servicios
		S.A.	88,266	0.1
9,726		Amadeus IT Holding
		S.A.	183,301	0.2
91,400		Banco Santander
		Central Hispano S.A.	773,597	0.8

See Accompanying Notes to Financial Statements

49

ING INDEX PLUS INTERNATIONAL	PORTFOLIO OF INVESTMENTS
EQUITY FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: (continued)
		Spain: (continued)
34,008		Banco Bilbao Vizcaya
		Argentaria S.A.	$306,069	0.3
30,693		Criteria Caixacorp S.A.	149,640	0.2
1,316		Fomento de
		Construcciones y
		Contratas S.A.	34,069	0.0
5,746		Ferrovial SA	73,032	0.1
74,864		Iberdrola S.A.	541,639	0.6
4,859		Inditex S.A.	441,098	0.5
35,096		Corp. Mapfre S.A.	128,239	0.1
6,464		Red Electrica de
		Espana	311,392	0.3
18,636		Repsol YPF S.A.	560,938	0.6
59,198		Telefonica S.A.	1,258,053	1.3
			4,849,333	5.1

		Sweden: 2.7%
2,847		Alfa Laval AB	53,024	0.1
2,222		Assa Abloy AB	53,961	0.1
23,497		Atlas Copco AB - Class
		A	510,813	0.5
2,749		Atlas Copco AB - Class
		B	53,420	0.1
25,105		Boliden AB	356,903	0.4
28,434		Telefonaktiebolaget LM
		Ericsson	296,383	0.3
2,733		Getinge AB	70,897	0.1
1,038		Hennes & Mauritz AB	34,321	0.0
6,276		Industrivarden AB	78,160	0.1
6,761		Investor AB	132,230	0.1
4,536		Kinnevik Investment AB	94,788	0.1
14,937		Nordea Bank AB	135,641	0.2
5,977		Sandvik AB	82,163	0.1
2,038		Scania AB - B Shares	34,197	0.0
1,899		Skanska AB	31,009	0.0
1,944		SKF AB - B Shares	43,083	0.1
2,611		Svenska Cellulosa AB -
		B Shares	38,117	0.0
1,393		Svenska
		Handelsbanken AB	40,008	0.0
2,479		Swedbank AB	34,707	0.0
33,709		Volvo AB - B Shares	419,566	0.4
			2,593,391	2.7

		Switzerland: 6.1%
2,073		ABB Ltd.	39,025	0.1
3,544		Compagnie Financiere
		Richemont S.A.	201,883	0.2
11,652		Credit Suisse Group	336,056	0.4
23,291		Nestle S.A.	1,347,098	1.4
25,180		Novartis AG	1,418,522	1.5
7,716		Roche Holding AG -
		Genusschein	1,265,960	1.3
4,685		STMicroelectronics NV	32,466	0.0
448		Swatch Group AG - BR	188,602	0.2
276		Swiss Life Holding	33,898	0.0
1,942		Swiss Re Ltd.	106,030	0.1
553	#	Synthes, Inc.	92,478	0.1
27,673	@	UBS AG - Reg	349,737	0.4
1,766		Zurich Financial
		Services AG	$406,963	0.4
			5,818,718	6.1

		United Kingdom: 19.6%
23,487		3i Group PLC	77,410	0.1
16,654		Amec PLC	246,803	0.3
19,365		Anglo American PLC	709,929	0.7
18,009		AstraZeneca PLC	864,596	0.9
43,502		Aviva PLC	237,328	0.3
11,025		BAE Systems PLC	48,892	0.1
77,794		Barclays PLC	241,157	0.3
17,920		BG Group PLC	388,577	0.4
20,364		BHP Billiton PLC	641,251	0.7
213,788		BP PLC	1,573,229	1.7
23,344		British American
		Tobacco PLC	1,070,329	1.1
13,695		British Land Co. PLC	112,040	0.1
106,002		BT Group PLC	319,832	0.3
12,366		Burberry Group PLC	265,468	0.3
1,056		Carnival PLC	38,638	0.0
15,273		Centrica PLC	72,709	0.1
43,812		Compass Group PLC	397,850	0.4
38,592		Diageo PLC	798,690	0.8
32,519		Experian Group Ltd.	422,446	0.4
49,534		GlaxoSmithKline PLC	1,111,658	1.2
136,806		HSBC Holdings PLC	1,193,673	1.3
16,515		ICAP PLC	106,518	0.1
18,622		Imperial Tobacco Group
		PLC	678,341	0.7
5,407		Inmarsat PLC	40,789	0.0
5,485		Investec PLC	33,231	0.0
17,684		Kingfisher PLC	73,266	0.1
5,199		Land Securities Group
		PLC	56,900	0.1
100,249		Legal & General Group
		PLC	176,599	0.2
246,508	@	Lloyds TSB Group PLC	127,475	0.1
5,246		London Stock Exchange
		Group PLC	75,735	0.1
44,658		Man Group PLC	106,756	0.1
13,807		Marks & Spencer Group
		PLC	71,183	0.1
40,600		National Grid PLC	403,646	0.4
1,640		Next PLC	67,217	0.1
48,429		Old Mutual PLC	85,145	0.1
22,520		Pearson PLC	413,711	0.4
16,814		Prudential PLC	173,673	0.2
7,325		Reckitt Benckiser PLC	375,990	0.4
25,478		Resolution Ltd.	112,126	0.1
10,256		Rio Tinto PLC	554,838	0.6
3,425		Rolls-Royce Holdings
		PLC	38,553	0.0
236,325	@	Rolls-Royce Holdings
		PLC - C Shares	380	0.0
71,034		Royal & Sun Alliance
		Insurance Group	126,856	0.1
11,111		SABMiller PLC	404,664	0.4
35,867		Sage Group PLC	159,964	0.2
15,342		Scottish & Southern
		Energy PLC	331,482	0.4

See Accompanying Notes to Financial Statements

50

ING INDEX PLUS INTERNATIONAL	PORTFOLIO OF INVESTMENTS
EQUITY FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	United Kingdom: (continued)
3,204	Shire PLC	$100,559	0.1
17,338	Smith & Nephew PLC	158,697	0.2
13,470	Smiths Group PLC	206,735	0.2
17,600	Standard Chartered
	PLC	410,684	0.4
34,271	Tesco PLC	220,959	0.2
1,699	Tullow Oil PLC	38,173	0.0
4,797	Unilever PLC	160,796	0.2
368,875	Vodafone Group PLC	1,024,249	1.1
8,528	Weir Group PLC	261,270	0.3
24,049	Xstrata PLC	400,573	0.4
		18,610,238	19.6

	Total Common Stock
	(Cost $85,480,079)	91,747,014	96.8

PREFERRED STOCK: 0.6%
	Germany: 0.6%
643	Porsche AG	37,458	0.0
2,991	Volkswagen AG	520,882	0.6

	Total Preferred Stock
	(Cost $514,560)	558,340	0.6

RIGHTS: 0.0%
	Hong Kong: 0.0%
24,500	@ New World
	Development Co. Ltd.	8,359	0.0

	Total Rights
	(Cost $–)	8,359	0.0

	Total Long-Term
	Investments
	(Cost $85,994,639)	92,313,713	97.4

SHORT-TERM INVESTMENTS: 3.7%
	Mutual Funds: 3.7%
3,496,000	BlackRock Liquidity
	Funds, TempFund,
	Institutional Class
	(Cost $3,496,000)	3,496,000	3.7

	Total Short-Term
	Investments
	(Cost $3,496,000)	3,496,000	3.7

	Total Investments in
	Securities
	(Cost $89,490,639)	$95,809,713	101.1
	Liabilities in Excess of
	Other Assets	(1,080,771)	(1.1)
	Net Assets	$94,728,942	100.0

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

Cost for federal income tax purposes is $93,914,420.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$10,111,620
Gross Unrealized Depreciation	(8,216,327)
Net Unrealized appreciation	$1,895,293

Percentage
Sector Diversification	of Net Assets
Consumer Discretionary	9.9%
Consumer Staples	11.6
Energy	9.1
Financials	21.5
Health Care	9.2
Industrials	11.7
Information Technology	4.4
Materials	9.3
Telecommunications	6.5
Utilities	4.2
Short-Term Investments	3.7
Liabilities in Excess of Other Assets	(1.1)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

51

ING INDEX PLUS INTERNATIONAL	PORTFOLIO OF INVESTMENTS
EQUITY FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2011
Asset Table
Investments, at value
Common Stock
Australia	$92,033	$7,971,946	$—	$8,063,979
Austria	—	487,724	—	487,724
Belgium	19	367,806	—	367,825
China	—	155,757	—	155,757
Denmark	—	756,720	—	756,720
Finland	—	607,982	—	607,982
France	—	9,426,068	—	9,426,068
Germany	423,988	7,333,953	—	7,757,941
Greece	—	481,129	—	481,129
Hong Kong	—	2,436,173	—	2,436,173
India	—	83,522	—	83,522
Ireland	—	87,044	—	87,044
Israel	—	638,487	—	638,487
Italy	—	2,768,412	—	2,768,412
Japan	—	18,396,404	—	18,396,404
Luxembourg	—	72,322	—	72,322
Macau	—	108,187	—	108,187
Netherlands	220,658	3,604,724	—	3,825,382
New Zealand	—	273,857	—	273,857
Norway	—	1,045,739	—	1,045,739
Portugal	—	550,360	—	550,360
Singapore	32,830	1,451,490	—	1,484,320
Spain	—	4,849,333	—	4,849,333
Sweden	—	2,593,391	—	2,593,391
Switzerland	—	5,818,718	—	5,818,718
United Kingdom	—	18,610,238	—	18,610,238
Total Common Stock	769,528	90,977,486	—	91,747,014
Preferred Stock	—	558,340	—	558,340
Rights	—	8,359	—	8,359
Short-Term Investments	3,496,000	—	—	3,496,000
Total Investments, at value	$4,265,528	$91,544,185	$—	$95,809,713
Other Financial Instruments+
Futures	208,289	—	—	208,289
Forward Foreign Currency Contracts	—	48,298	—	48,298
Total Assets	$4,473,817	$91,592,483	$—	$96,066,300
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(102,069)	$—	$(102,069)
Total Liabilities	$—	$(102,069)	$—	$(102,069)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending October 31, 2011.

At October 31, 2011 , the following forward foreign currency contracts were outstanding for the ING Index Plus
International Equity Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)

See Accompanying Notes to Financial Statements

52

ING INDEX PLUS INTERNATIONAL	PORTFOLIO OF INVESTMENTS
EQUITY FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Credit Suisse First
Boston	Swiss Franc	398,734	Buy	11/10/11	$531,589	$454,309	$(77,280)
JPMorgan Chase &
Co.	Japanese Yen	90,595,654	Buy	11/10/11	1,183,807	1,159,018	(24,789)
							$(102,069)

JPMorgan Chase &
Co.	EU Euro	1,267,353	Sell	11/10/11	$1,801,764	$1,753,466	$48,298
							$48,298

ING Index Plus International Equity Fund Open Futures Contracts on October 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
MSCI EAFE Mini Index	36	12/16/11	$2,665,620	$208,289
			$2,665,620	$208,289

See Accompanying Notes to Financial Statements

53

ING INTERNATIONAL CAPITAL	PORTFOLIO OF INVESTMENTS
APPRECIATION FUND	AS OF OCTOBER 31, 2011

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 99.1%
		Australia: 5.9%
17,785		BHP Billiton Ltd.	$696,185	1.9
18,825		Woodside Petroleum
		Ltd.	716,798	1.9
26,866		WorleyParsons Ltd.	779,776	2.1
			2,192,759	5.9

		Austria: 0.9%
15,011		Erste Bank der
		Oesterreichischen
		Sparkassen AG	320,011	0.9

		Belgium: 1.4%
9,106		Anheuser-Busch InBev
		NV	504,984	1.4

		Brazil: 3.7%
32,622		Cia Energetica de
		Minas Gerais ADR	555,879	1.5
46,353		Hypermarcas SA	252,169	0.7
28,641		Itau Unibanco Holding
		SA ADR	547,616	1.5
			1,355,664	3.7

		Canada: 6.2%
10,237		Bank of Nova Scotia	538,569	1.5
25,088		Cameco Corp.	537,636	1.4
41,826		Manulife Financial Corp.	552,521	1.5
20,735		Suncor Energy, Inc.	661,654	1.8
			2,290,380	6.2

		Chile: 1.2%
7,635	L	Sociedad Quimica y
		Minera de Chile SA
		ADR	446,648	1.2

		China: 9.8%
594,000		Agile Property Holdings
		Ltd.	535,417	1.5
641,000		China Longyuan Power
		Group Corp.	532,304	1.4
63,500		China Merchants Bank
		Co., Ltd.	128,217	0.4
264,000		China Unicom Ltd.	530,803	1.4
737,000		Industrial and
		Commercial Bank of
		China Ltd.	460,229	1.2
12,663	@	New Oriental Education
		& Technology Group
		ADR	375,331	1.0
69,000		Ping An Insurance
		Group Co. of China Ltd.	511,732	1.4
24,700		Tencent Holdings Ltd.	571,251	1.5
			3,645,284	9.8

		Denmark: 1.2%
4,123		Novo-Nordisk A/S	437,724	1.2

		France: 2.3%
27,589		AXA S.A.	443,740	1.2
6,031		Groupe Danone	$418,086	1.1
			861,826	2.3

		Germany: 7.9%
10,508		Adidas AG	740,045	2.0
25,555	L	Aixtron AG	361,831	1.0
7,305		Bayer AG	465,416	1.2
6,452		Bayerische Motoren
		Werke AG	524,123	1.4
8,023	@	Deutsche Boerse AG	442,178	1.2
3,990	L	Wacker Chemie AG	401,592	1.1
			2,935,185	7.9

		Hong Kong: 2.8%
342,000		China Resources Land
		Ltd.	500,584	1.3
282,850		Li & Fung Ltd.	545,107	1.5
			1,045,691	2.8

		India: 3.5%
16,228		HDFC Bank Ltd. ADR	513,779	1.4
38,092		Vedanta Resources
		PLC	777,496	2.1
			1,291,275	3.5

		Israel: 2.0%
8,762	@	Nice Systems Ltd. ADR	313,329	0.8
10,830		Teva Pharmaceutical
		Industries Ltd. ADR	442,406	1.2
			755,735	2.0

		Italy: 3.3%
87,700	@	Prada SpA	439,697	1.2
17,431		Saipem S.p.A.	778,859	2.1
			1,218,556	3.3

		Japan: 13.2%
18,100		Canon, Inc.	821,700	2.2
3,900		Fanuc Ltd.	630,592	1.7
25,900		Komatsu Ltd.	640,373	1.8
39,000		NGK Insulators Ltd.	449,590	1.2
598		Rakuten, Inc.	655,549	1.8
2,600		SMC Corp.	404,409	1.1
9,500		Terumo Corp.	482,695	1.3
23,700		Toyota Motor Corp.	786,858	2.1
			4,871,766	13.2

		Mexico: 1.2%
17,583		Wal-Mart de Mexico SA
		de CV ADR	451,883	1.2

		Norway: 2.4%
49,293		Telenor ASA	878,043	2.4

		Russia: 1.5%
46,430		Gazprom OAO ADR	541,838	1.5

		South Korea: 2.3%
2,011	@	Samsung Electronics
		Co., Ltd. GDR	861,911	2.3

		Spain: 1.2%
24,084	@	Grifols SA	447,781	1.2

See Accompanying Notes to Financial Statements

54

ING INTERNATIONAL CAPITAL	PORTFOLIO OF INVESTMENTS
APPRECIATION FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Sweden: 1.6%
5,261	Millicom International
	Cellular S.A.	$580,217	1.6

	Switzerland: 7.8%
24,464	ABB Ltd.	460,545	1.2
11,170	Adecco S.A.	536,464	1.5
9,085	Compagnie Financiere
	Richemont S.A.	517,524	1.4
8,589	Holcim Ltd.	543,908	1.5
7,313	Nestle S.A.	422,967	1.1
2,493	Roche Holding AG -
	Genusschein	409,025	1.1
		2,890,433	7.8

	Taiwan: 1.3%
176,200	Hon Hai Precision
	Industry Co., Ltd.	483,031	1.3

	United Kingdom: 14.5%
16,447	Anglo American PLC	602,954	1.6
50,300	ARM Holdings PLC	471,959	1.3
29,350	BG Group PLC	636,425	1.7
37,612	British Sky Broadcasting
	PLC	424,093	1.1
11,671	HSBC Holdings PLC
	ADR	509,556	1.4
57,149	Prudential PLC	590,298	1.6
61,322	Rolls-Royce Holdings
	PLC	690,268	1.9
4,231,218	@ Rolls-Royce Holdings
	PLC - C Shares	6,803	0.0
17,212	Schroders PLC	393,951	1.1
18,762	Standard Chartered
	PLC	437,798	1.2
95,425	Tesco PLC	615,244	1.6
		5,379,349	14.5

	Total Common Stock
	(Cost $37,779,852)	36,687,974	99.1

EXCHANGE-TRADED FUNDS: 0.9%
4,696	iShares MSCI EAFE
	Index Fund	245,930	0.7
2,121	Vanguard Emerging
	Markets	88,000	0.2

	Total Exchange-Traded
	Funds
	(Cost $319,730)	333,930	0.9

	Total Long-Term
	Investments
	(Cost $38,099,582)	37,021,904	100.0

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: 2.1%
	Securities Lending Collateralcc(1): 2.1%
795,990	Citigroup, Inc.,
	Repurchase Agreement
	dated 10/31/11, 0.13%,
	due 11/01/11 (Principal
	Amount $795,990,
	collateralized by various
	U.S. Government and
	U.S. Government
	Agency Obligations,
	0.000%-6.125%, Market
	Value plus accrued
	interest $811,910, due
	12/29/11-05/15/37)
	(Cost $795,990)	$795,990	2.1

	Total Short-Term
	Investments
	(Cost $795,990)	795,990	2.1

	Total Investments in
	Securities
	(Cost $38,895,572)	$37,817,894	102.1
	Liabilities in Excess of
	Other Assets	(790,641)	(2.1)
	Net Assets	$37,027,253	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

ADR	American Depository Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $40,265,931.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$2,888,755
Gross Unrealized Depreciation	(5,336,792)

Net Unrealized depreciation	$(2,448,037)

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	13.5%
Consumer Staples	7.1
Energy	12.5
Financials	20.3
Health Care	7.2
Industrials	10.4
Information Technology	10.4
Materials	9.4
Telecommunication Services	3.0
Telecommunications	2.4
Utilities	2.9
Other Long-Term Investments	0.9

See Accompanying Notes to Financial Statements

55

ING INTERNATIONAL CAPITAL	PORTFOLIO OF INVESTMENTS
APPRECIATION FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

Short-Term Investments	2.1%
Liabilities in Excess of Other Assets	(2.1)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2011
Asset Table
Investments, at value
Common Stock
Australia	$—	$2,192,759	$—	$2,192,759
Austria	—	320,011	—	320,011
Belgium	—	504,984	—	504,984
Brazil	808,048	547,616	—	1,355,664
Canada	2,290,380	—	—	2,290,380
Chile	—	446,648	—	446,648
China	375,331	3,269,953	—	3,645,284
Denmark	—	437,724	—	437,724
France	—	861,826	—	861,826
Germany	—	2,935,185	—	2,935,185
Hong Kong	—	1,045,691	—	1,045,691
India	513,779	777,496	—	1,291,275
Israel	755,735	—	—	755,735
Italy	439,697	778,859	—	1,218,556
Japan	—	4,871,766	—	4,871,766
Mexico	451,883	—	—	451,883
Norway	—	878,043	—	878,043
Russia	541,838	—	—	541,838
South Korea	—	861,911	—	861,911
Spain	—	447,781	—	447,781
Sweden	—	580,217	—	580,217
Switzerland	—	2,890,433	—	2,890,433
Taiwan	—	483,031	—	483,031
United Kingdom	509,556	4,869,793	—	5,379,349
Total Common Stock	6,686,247	30,001,727	—	36,687,974
Exchange-Traded Funds	333,930	—	—	333,930
Short-Term Investments	—	795,990	—	795,990
Total Investments, at value	$7,020,177	$30,797,717	$—	$37,817,894

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending October 31, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended October 31, 2011:

	Beginning Balance 10/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 10/31/2011
Asset Table
Investments, at value
Short-Term Investments	$63,811	$—	$(63,811)	$—	$(15,953)	$15,953	$—	$—	$—
Total Investments, at value	$63,811	$—	$(63,811)	$—	$(15,953)	$15,953	$—	$—	$—

As of October 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

56

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CORE FUND	AS OF OCTOBER 31, 2011

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 94.9%
		Australia: 1.0%
70,662		BHP Billiton Ltd.	$2,766,028	0.8
152,765		Fortescue Metals
		Group Ltd.	767,312	0.2
			3,533,340	1.0

		Belgium: 0.4%
35,132		Umicore	1,502,917	0.4

		Brazil: 4.4%
18,600		Banco do Estado do
		Rio Grande do Sul	196,308	0.1
148,600		Banco Santander Brasil
		SA ADR	1,352,260	0.4
325,269		BM&F Bovespa S.A.	1,957,089	0.6
21,489		CETIP SA - Balcao
		Organizado de Ativos e
		Derivativos	294,264	0.1
42,700		Cia de Concessoes
		Rodoviarias	1,176,902	0.3
57,096		Embraer SA ADR	1,588,411	0.4
6,500		Gol Linhas Aereas
		Inteligentes SA ADR	52,130	0.0
50,800		Itau Unibanco Holding
		SA ADR	971,296	0.3
142,400		JSL SA	783,807	0.2
33,300		Localiza Rent a Car SA	499,835	0.1
86,249		Natura Cosmeticos
		S.A.	1,682,932	0.5
341,800		PDG Realty SA
		Empreendimentos e
		Participacoes	1,509,068	0.4
118,000		Petroleo Brasileiro SA
		ADR	3,187,180	0.9
13,600		Raia SA	193,997	0.1
			15,445,479	4.4

		Canada: 4.9%
39,801		Canadian National
		Railway Co.	3,117,795	0.9
104,916		Canadian Natural
		Resources Ltd.	3,700,874	1.1
46,200		Cenovus Energy, Inc.	1,582,411	0.4
25,200		EnCana Corp.	546,601	0.1
47,700		First Quantum Minerals
		Ltd.	1,000,659	0.3
171,100		Kinross Gold Corp.	2,439,259	0.7
64,195		Potash Corp. of
		Saskatchewan	3,038,349	0.9
128,600		Talisman Energy, Inc.	1,824,333	0.5
			17,250,281	4.9

		Chile: 0.3%
50,200		Enersis SA ADR	985,426	0.3

		China: 5.1%
491,640		China Life Insurance
		Co., Ltd.	1,271,085	0.4
1,083,000		China Merchants Bank
		Co., Ltd.	2,186,754	0.6
524,400		China Pacific Insurance
		Group Co., Ltd.	1,609,221	0.5
64,500		China Shenhua Energy
		Co., Ltd.	$295,074	0.1
274,900	#,@	CITIC Securities Co.
		Ltd.	547,762	0.1
1,811,065		CNOOC Ltd.	3,423,564	1.0
192,000		Hengan International
		Group Co., Ltd.	1,664,323	0.5
3,120,344		Industrial and
		Commercial Bank of
		China Ltd.	1,948,540	0.5
808,000		Shandong Weigao
		Group Medical Polymer
		Co., Ltd.	839,776	0.2
592,615		Sinopharm Group Co.	1,613,054	0.5
71,085		Tencent Holdings Ltd.	1,644,024	0.5
238,000		Xinao Gas Holdings
		Ltd.	860,020	0.2
			17,903,197	5.1

		Denmark: 1.3%
33,665		DSV A/S	674,448	0.2
36,650		Novo-Nordisk A/S	3,891,000	1.1
			4,565,448	1.3

		Finland: 0.4%
15,625		Kone OYJ	860,262	0.2
15,754		Nokian Renkaat OYJ	577,011	0.2
			1,437,273	0.4

		France: 9.8%
24,024		Accor S.A.	785,200	0.2
27,300		Air Liquide	3,524,904	1.0
23,102		BNP Paribas	1,031,617	0.3
20,457		Cie Generale des
		Etablissements
		Michelin	1,481,296	0.4
38,844		Cie Generale
		D'Optique Essilor
		International S.A.	2,807,420	0.8
65,924		Groupe Danone	4,570,042	1.3
26,900		LVMH Moet Hennessy
		Louis Vuitton S.A.	4,458,517	1.3
39,774		Pernod-Ricard S.A.	3,701,152	1.1
47,397		Publicis Groupe	2,286,481	0.7
52,948		Safran S.A.	1,729,072	0.5
40,679		Schneider Electric S.A.	2,388,658	0.7
15,540		Technip S.A.	1,469,417	0.4
14,911		Unibail	2,964,447	0.9
14,200		Vallourec	861,036	0.2
			34,059,259	9.8

		Germany: 8.3%
55,817		Adidas AG	3,931,012	1.1
22,843		Allianz AG	2,541,561	0.7
46,900		Beiersdorf AG	2,703,775	0.8
39,019	@	Continental AG	2,909,572	0.8
50,711		Fresenius Medical
		Care AG & Co. KGaA	3,694,080	1.1
348,524		Infineon Technologies
		AG	3,137,836	0.9
108,520		SAP AG	6,561,981	1.9
34,880		Siemens AG	3,656,153	1.0
			29,135,970	8.3

		Hong Kong: 2.2%
1,238,000		AIA Group Ltd.	3,785,481	1.1

See Accompanying Notes to Financial Statements

57

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CORE FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: (continued)
		Hong Kong: (continued)
187,500		Hong Kong Exchanges
		and Clearing Ltd.	$3,178,481	0.9
344,000		Shangri-La Asia Ltd.	690,934	0.2
			7,654,896	2.2

		Ireland: 1.2%
163,313		CRH PLC	2,954,757	0.8
105,400	@	Elan Corp. PLC ADR	1,263,746	0.4
			4,218,503	1.2

		Israel: 2.0%
32,000	@	Check Point Software
		Technologies	1,844,160	0.6
121,623		Teva Pharmaceutical
		Industries Ltd. ADR	4,968,299	1.4
			6,812,459	2.0

		Italy: 0.8%
532,922		Snam Rete Gas S.p.A.	2,605,014	0.8

		Japan: 10.5%
24,130	@	Acom Co., Ltd.	423,630	0.1
58,200		Canon, Inc.	2,642,152	0.7
1,163		Dai-ichi Life Insurance
		Co., Ltd.	1,324,428	0.4
41,600		Daiichi Sankyo Co.,
		Ltd.	808,064	0.2
23,500		Daito Trust
		Construction Co., Ltd.	2,082,113	0.6
21,100		Denso Corp.	648,894	0.2
32,400		East Japan Railway
		Co.	1,964,358	0.6
38,700		Eisai Co., Ltd.	1,534,907	0.4
14,497		Fanuc Ltd.	2,344,024	0.7
13,000		Fast Retailing Co., Ltd.	2,335,260	0.7
160		Inpex Holdings, Inc.	1,056,333	0.3
105,800		JS Group Corp.	2,218,535	0.6
375		KDDI Corp.	2,747,009	0.8
141,230		Komatsu Ltd.	3,491,885	1.0
1,118,600		Mitsubishi UFJ
		Financial Group, Inc.	4,861,366	1.4
145,000		Mitsui Fudosan Co.,
		Ltd.	2,411,392	0.7
71,650	@	Promise Co., Ltd.	692,207	0.2
96,300		Toyota Motor Corp.	3,197,235	0.9
			36,783,792	10.5

		Malaysia: 0.1%
355,000		AirAsia BHD	446,134	0.1

		Mexico: 0.7%
963,395		Wal-Mart de Mexico SA
		de CV	2,486,740	0.7

		Netherlands: 0.9%
26,100		ASML Holding NV	1,094,373	0.3
28,126		Unilever NV	971,013	0.3
41,400	@	Yandex NV	1,139,328	0.3
			3,204,714	0.9

		Norway: 0.3%
64,028		Telenor ASA	$1,140,514	0.3

		Singapore: 0.2%
64,000		Singapore Airlines Ltd.	593,009	0.2

		South Africa: 0.1%
21,643		Shoprite Holdings Ltd.	316,849	0.1

		South Korea: 3.2%
65,750		Hynix Semiconductor,
		Inc.	1,330,601	0.4
18,446		Hyundai Motor Co.	3,714,811	1.1
50,510		KB Financial Group,
		Inc.	1,956,852	0.5
4,751		Samsung Electronics
		Co., Ltd.	4,089,952	1.2
			11,092,216	3.2

		Spain: 1.0%
158,011		Telefonica S.A.	3,357,989	1.0

		Sweden: 1.5%
77,441		Assa Abloy AB	1,880,651	0.5
102,093		Hennes & Mauritz AB	3,375,639	1.0
			5,256,290	1.5

		Switzerland: 9.3%
30,185		Adecco S.A.	1,449,702	0.4
17,223		Compagnie Financiere
		Richemont S.A.	981,101	0.3
92,500		Credit Suisse Group	2,667,796	0.8
2,004		Givaudan	1,822,676	0.5
209,627		Glencore International
		PLC	1,467,486	0.4
48,889		Julius Baer Group Ltd.	1,836,996	0.5
17,147		Kuehne & Nagel
		International AG	2,124,363	0.6
70,900		Nestle S.A.	4,100,693	1.2
70,608		Novartis AG	3,977,721	1.1
26,666		Roche Holding AG -
		Genusschein	4,375,075	1.3
766		SGS S.A.	1,314,018	0.4
2,540		Swatch Group AG - BR	1,069,306	0.3
50,842		Swiss Re Ltd.	2,775,897	0.8
200,000	@	UBS AG - Reg	2,527,642	0.7
			32,490,472	9.3

		Taiwan: 1.5%
126,154		HTC Corp.	2,835,129	0.8
390,000		Synnex Technology
		International Corp.	955,999	0.3
421,000		Taiwan Semiconductor
		Manufacturing Co., Ltd.	1,025,925	0.3
430,220		WPG Holdings Ltd	519,492	0.1
			5,336,545	1.5

		Turkey: 0.4%
438,394		Turkiye Garanti
		Bankasi A/S	1,538,136	0.4

		United Kingdom: 21.0%
182,707		ARM Holdings PLC	1,714,317	0.5

See Accompanying Notes to Financial Statements

58

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CORE FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	United Kingdom: (continued)
70,263	AstraZeneca PLC	$3,373,264	1.0
507,253	Barclays PLC	1,572,453	0.5
342,325	BG Group PLC	7,422,970	2.1
391,548	BP PLC	2,881,333	0.8
128,843	British American
	Tobacco PLC	5,907,485	1.7
58,960	Capita Group PLC	687,910	0.2
90,117	Carnival PLC	3,297,329	0.9
46,400	Ensco International
	PLC ADR	2,304,224	0.7
129,347	Imperial Tobacco
	Group PLC	4,711,705	1.4
31,761	Intercontinental Hotels
	Group PLC	586,181	0.2
700,831	Kingfisher PLC	2,903,605	0.8
480,143	National Grid PLC	4,773,595	1.4
123,259	Pearson PLC	2,264,369	0.6
71,029	Reckitt Benckiser PLC	3,645,894	1.0
11,783	Rio Tinto PLC	637,447	0.2
397,151	Rolls-Royce Holdings
	PLC	4,470,512	1.3
27,169,509	@ Rolls-Royce Holdings
	PLC - C Shares	43,686	0.0
60,200	SABMiller PLC	2,192,494	0.6
225,484	Standard Chartered
	PLC	5,261,511	1.5
982,695	Tesco PLC	6,335,835	1.8
2,285,695	Vodafone Group PLC	6,346,649	1.8
		73,334,768	21.0

	United States: 2.1%
48,900	Carnival Corp.	1,721,769	0.5
39,252	Covidien PLC	1,846,414	0.5
50,621	Schlumberger Ltd.	3,719,125	1.1
		7,287,308	2.1

	Total Common Stock
	(Cost $352,612,136)	331,774,938	94.9

PREFERRED STOCK: 1.0%
	Germany: 1.0%
20,800	Volkswagen AG	3,622,314	1.0

	Total Preferred Stock
	(Cost $3,503,971)	3,622,314	1.0

WARRANTS: 0.3%
	Telecommunications: 0.3%
107,481	Bharti Airtel Ltd.	863,825	0.3

	Total Warrants
	(Cost $824,306)	863,825	0.3

	Total Long-Term
	Investments
	(Cost $356,940,413)	336,261,077	96.2

SHORT-TERM INVESTMENTS: 5.9%
	Mutual Funds: 5.9%
20,626,938	BlackRock Liquidity
	Funds, TempFund,
	Institutional Class
	(Cost $20,626,938)	$20,626,938	5.9

	Total Short-Term
	Investments
	(Cost $20,626,938)	20,626,938	5.9

	Total Investments in
	Securities
	(Cost $377,567,351)	$356,888,015	102.1
	Liabilities in Excess of
	Other Assets	(7,274,562)	(2.1)
	Net Assets	$349,613,453	100.0

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

ADR	American Depository Receipt

Cost for federal income tax purposes is $381,953,632.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$7,030,902
Gross Unrealized Depreciation	(32,096,519)

Net Unrealized depreciation	$(25,065,617)

Percentage
Sector Diversification	of Net Assets
Consumer Discretionary	13.8%
Consumer Staples	13.1
Energy	9.5
Financials	16.6
Health Care	10.0
Industrials	12.3
Information Technology	8.8
Materials	6.2
Telecommunications	4.2
Utilities	1.7
Short-Term Investments	5.9
Liabilities in Excess of Other Assets	(2.1)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2011 in valuing the assets and liabilities:

See Accompanying Notes to Financial Statements

59

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CORE FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2011
Asset Table
Investments, at value
Common Stock
Australia	$—	$3,533,340	$—	$3,533,340
Belgium	—	1,502,917	—	1,502,917
Brazil	14,474,183	971,296	—	15,445,479
Canada	17,250,281	—	—	17,250,281
Chile	985,426	—	—	985,426
China	547,762	17,355,435	—	17,903,197
Denmark	—	4,565,448	—	4,565,448
Finland	—	1,437,273	—	1,437,273
France	1,031,617	33,027,642	—	34,059,259
Germany	—	29,135,970	—	29,135,970
Hong Kong	—	7,654,896	—	7,654,896
Ireland	1,263,746	2,954,757	—	4,218,503
Israel	6,812,459	—	—	6,812,459
Italy	—	2,605,014	—	2,605,014
Japan	—	36,783,792	—	36,783,792
Malaysia	—	446,134	—	446,134
Mexico	2,486,740	—	—	2,486,740
Netherlands	2,233,701	971,013	—	3,204,714
Norway	—	1,140,514	—	1,140,514
Singapore	—	593,009	—	593,009
South Africa	—	316,849	—	316,849
South Korea	—	11,092,216	—	11,092,216
Spain	—	3,357,989	—	3,357,989
Sweden	—	5,256,290	—	5,256,290
Switzerland	—	32,490,472	—	32,490,472
Taiwan	—	5,336,545	—	5,336,545
Turkey	—	1,538,136	—	1,538,136
United Kingdom	2,304,224	70,986,858	43,686	73,334,768
United States	7,287,308	—	—	7,287,308
Total Common Stock	56,677,447	275,053,805	43,686	331,774,938
Preferred Stock	—	3,622,314	—	3,622,314
Warrants	—	863,825	—	863,825
Short-Term Investments	20,626,938	—	—	20,626,938
Total Investments, at value	$77,304,385	$279,539,944	$43,686	$356,888,015
Other Financial Instruments+
Forward Foreign Currency Contracts	—	288,355	—	288,355
Total Assets	$77,304,385	$279,828,299	$43,686	$357,176,370

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending October 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

At October 31, 2011 , the following forward foreign currency contracts were outstanding for the ING International Core Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)

State Street Bank	EU Euro	936,900	Sell	11/09/11	$1,322,687	$1,296,275	$26,412

See Accompanying Notes to Financial Statements

60

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CORE FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
State Street Bank	EU Euro	2,620,100	Sell	11/09/11	$3,763,643	$3,625,117	$138,526
State Street Bank	EU Euro	2,441,800	Sell	11/09/11	3,499,392	3,378,424	120,968
UBS Warburg LLC	Australian Dollar	172,202	Sell	11/03/11	183,866	181,417	2,449
							$288,355

See Accompanying Notes to Financial Statements

61

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND	AS OF OCTOBER 31, 2011

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 99.1%
		Australia: 4.7%
377,886	L	Aristocrat Leisure Ltd.	$894,623	0.6
157,499		Asciano Group	251,780	0.2
198,233		Billabong International
		Ltd.	885,580	0.6
149,673		Brambles Ltd.	1,034,676	0.7
31,828		Cochlear Ltd.	1,954,247	1.3
145,652	L	Seek Ltd.	944,276	0.6
29,642		Woolworths Ltd.	740,983	0.5
13,717		WorleyParsons Ltd.	398,131	0.2
			7,104,296	4.7

		Belgium: 1.9%
14,924		Anheuser-Busch InBev
		NV	827,628	0.6
19,060		Colruyt S.A.	783,059	0.5
15,823		Groupe Bruxelles
		Lambert S.A.	1,216,260	0.8
			2,826,947	1.9

		Brazil: 3.9%
84,000		Banco Santander Brasil
		SA ADR	764,400	0.5
81,700		BM&F Bovespa S.A.	491,575	0.3
98,900		Itau Unibanco Holding
		SA ADR	1,890,968	1.2
14,600		Lojas Renner SA	443,906	0.3
124,100		PDG Realty SA
		Empreendimentos e
		Participacoes	547,909	0.4
53,900		Petroleo Brasileiro SA
		ADR	1,363,131	0.9
16,900		Vale SA ADR	398,840	0.3
			5,900,729	3.9

		Canada: 1.5%
13,800		Potash Corp. of
		Saskatchewan	653,154	0.4
13,400		Shoppers Drug Mart
		Corp.	563,291	0.4
15,700		Suncor Energy, Inc.	500,987	0.3
10,700		Tim Hortons, Inc.	526,653	0.4
			2,244,085	1.5

		China: 4.8%
5,800	@	Baidu.com ADR	813,044	0.6
77,500		Beijing Enterprises
		Holdings Ltd.	428,876	0.3
152,000		Belle International
		Holdings	298,106	0.2
293,000		BOC Hong Kong
		Holdings Ltd.	696,744	0.5
371,200		China Citic Bank	199,421	0.1
825,000		China Construction
		Bank	606,156	0.4
288,000		China Railway
		Construction Corp. Ltd	171,633	0.1
8,700	@	Ctrip.com International
		Ltd. ADR	303,282	0.2
924,000		GOME Electrical
		Appliances Holdings
		Ltd.	283,300	0.2
24,000		Hengan International
		Group Co., Ltd.	$208,040	0.1
32,112	L	Mindray Medical
		International Ltd. ADR	876,658	0.6
16,900	@	New Oriental Education
		& Technology Group
		ADR	500,916	0.3
447,000		Parkson Retail Group
		Ltd.	568,777	0.4
34,500		Ping An Insurance
		Group Co. of China Ltd.	255,866	0.2
138,200	@	Shanghai
		Pharmaceuticals
		Holding Co. Ltd.	263,202	0.2
2,500	@	Sina Corp.	203,225	0.1
10,200		Tencent Holdings Ltd.	235,901	0.1
375,000		Want Want China
		Holdings Ltd.	347,682	0.2
			7,260,829	4.8

		Denmark: 3.8%
34,608		Carlsberg A/S	2,342,972	1.6
27,936	@	Jyske Bank	811,995	0.5
14,579		Novo-Nordisk A/S	1,547,801	1.0
6,760		Novozymes A/S	1,003,874	0.7
			5,706,642	3.8

		Finland: 1.1%
22,121		Kone OYJ	1,217,911	0.8
72,307		Nokia OYJ	486,567	0.3
			1,704,478	1.1

		France: 5.0%
12,251		Accor S.A.	400,411	0.3
5,571		Air Liquide	719,313	0.5
51,005		AXA S.A.	820,362	0.5
11,018		BioMerieux	956,032	0.6
8,488		Groupe Danone	588,413	0.4
26,421		Legrand S.A.	933,940	0.6
6,147		Neopost S.A.	467,525	0.3
7,403		Pernod-Ricard S.A.	688,883	0.5
10,929		Schneider Electric S.A.	641,747	0.4
5,186		Societe Generale	148,484	0.1
22,465		Total S.A.	1,172,162	0.8
			7,537,272	5.0

		Germany: 3.3%
14,686		Adidas AG	1,034,288	0.7
671		Bayerische Motoren
		Werke AG	54,508	0.0
7,530		Brenntag AG	757,566	0.5
43,171		Celesio AG	680,887	0.5
9,942	@	Deutsche Boerse AG	547,941	0.4
6,224		Fresenius AG	611,126	0.4
6,999		Henkel KGaA - Vorzug	416,056	0.3
3,213		Linde AG	508,996	0.3
7,804		Software AG	323,197	0.2
			4,934,565	3.3

		Hong Kong: 3.9%
188,600		AIA Group Ltd.	576,690	0.4
416,000		Cafe de Coral Holdings
		Ltd.	938,768	0.6
132,700		Esprit Holdings Ltd.	191,929	0.1
274,000		Hang Lung Properties
		Ltd.	997,858	0.7

See Accompanying Notes to Financial Statements

62

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: (continued)
		Hong Kong: (continued)
33,400		Hong Kong Exchanges
		and Clearing Ltd.	$566,193	0.4
151,000		Kerry Properties Ltd.	554,160	0.4
1,014,000		Li & Fung Ltd.	1,954,175	1.3
			5,779,773	3.9

		India: 2.3%
153,642	@	Adani Power Ltd.	276,926	0.2
13,044		Axis Bank Ltd. GDR	305,892	0.2
31,572		Housing Development
		Finance Corp.	444,171	0.3
10,100		Infosys Technologies
		Ltd. ADR	591,759	0.4
113,451		Jaiprakash Associates
		Ltd.	178,409	0.1
56,149		Mahindra & Mahindra
		Ltd. GDR	994,837	0.7
11,052	#	Reliance Industries Ltd.
		GDR	399,575	0.3
78,402		Zee Telefilms Ltd.	195,573	0.1
			3,387,142	2.3

		Indonesia: 0.3%
304,338		Bank Mandiri Persero
		TBK PT	242,766	0.1
234,000	@	Sarana Menara
		Nusantara PT	251,777	0.2
			494,543	0.3

		Ireland: 0.4%
9,600		Accenture PLC	578,496	0.4

		Israel: 0.5%
122,943	@,L	Protalix
		BioTherapeutics, Inc.	751,182	0.5

		Italy: 0.3%
134,321		Intesa Sanpaolo S.p.A.	237,077	0.1
52,300	@	Prada SpA	262,213	0.2
			499,290	0.3

		Japan: 12.9%
61,300		Asahi Group Holdings,
		Ltd	1,254,875	0.8
5,100		Fast Retailing Co., Ltd.	916,140	0.6
18,700		Honda Motor Co., Ltd.	559,200	0.4
215		Inpex Holdings, Inc.	1,419,448	0.9
724		Jupiter
		Telecommunications
		Co.	706,455	0.5
54,200		Kao Corp.	1,421,903	0.9
27,000		Kirin Brewery Co., Ltd.	330,332	0.2
29,300		Mitsubishi Corp.	602,612	0.4
36,100		Mitsui & Co., Ltd.	526,862	0.4
31,000		Mitsui Fudosan Co., Ltd.	515,539	0.3
29,700		Mitsui Sumitomo
		Insurance Group
		Holdings, Inc.	581,715	0.4
108,600		Namco Bandai
		Holdings, Inc.	1,574,656	1.0
10,100		Nippon Telegraph &
		Telephone Corp.	518,088	0.3
22,800	L	Olympus Corp.	$347,448	0.2
907		Rakuten, Inc.	994,286	0.7
14,600		Rohm Co., Ltd.	743,891	0.5
20,500		Sankyo Co., Ltd.	1,071,265	0.7
4,500		SMC Corp.	699,938	0.5
11,900		Softbank Corp.	386,222	0.3
45,100		Sony Financial
		Holdings, Inc.	750,233	0.5
58,500		THK Co., Ltd.	1,140,107	0.8
13,900		Tokyo Electron Ltd.	739,251	0.5
24,500		Trend Micro, Inc.	876,143	0.6
48,000	@	Yamaha Motor Co., Ltd.	687,553	0.5
			19,364,162	12.9

		Kazakhstan: 0.5%
47,750		KazMunaiGas
		Exploration Production
		GDR	811,828	0.5

		Mexico: 0.3%
15,006		Fresnillo PLC	406,827	0.3

		Netherlands: 1.6%
13,490		ASML Holding NV	565,892	0.4
45,597	@	Qiagen NV	634,198	0.4
32,424		Royal Dutch Shell PLC -
		Class B	1,163,312	0.8
			2,363,402	1.6

		Norway: 0.8%
15,807	@	Acergy S.A.	340,850	0.2
26,583		SeaDrill Ltd.	872,961	0.6
			1,213,811	0.8

		Portugal: 0.3%
26,542		Jeronimo Martins	455,138	0.3

		Russia: 0.1%
8,537		Magnit OAO GDR	216,997	0.1

		Singapore: 1.3%
61,000		DBS Group Holdings
		Ltd.	595,834	0.4
102,775		United Overseas Bank
		Ltd.	1,393,890	0.9
			1,989,724	1.3

		South Africa: 0.6%
157,002		Clicks Group Ltd.	820,338	0.6

		South Korea: 1.6%
1,069		Hyundai Mobis	305,939	0.2
1,175	@	NHN Corp.	245,129	0.2
4,306		Samsung Electronics
		Co., Ltd. GDR	1,845,543	1.2
			2,396,611	1.6

		Spain: 2.0%
56,441		Banco Santander
		Central Hispano S.A.	477,709	0.3
19,881		Corporacion Financiera
		Alba SA	968,061	0.6

See Accompanying Notes to Financial Statements

63

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: (continued)
		Spain: (continued)
205,700	@	Distribuidora
		Internacional de
		Alimentacion SA	$940,692	0.7
25,585		Telefonica S.A.	543,723	0.4
			2,930,185	2.0

		Sweden: 4.4%
11,628		Assa Abloy AB	282,385	0.2
25,937		Atlas Copco AB - Class
		A	563,857	0.4
105,277		Atlas Copco AB - Class
		B	2,045,789	1.3
36,035		Investor AB	704,766	0.5
59,002		Scania AB - B Shares	990,050	0.6
71,929		Svenska
		Handelsbanken AB	2,065,835	1.4
			6,652,682	4.4

		Switzerland: 9.1%
23,109		ABB Ltd.	435,037	0.3
4,720		Adecco S.A.	226,688	0.2
14,547		Compagnie Financiere
		Richemont S.A.	828,664	0.6
28,501		Credit Suisse Group	821,998	0.5
5,220		Geberit AG - Reg	1,069,043	0.7
6,831		Julius Baer Group Ltd.	256,674	0.2
4,718		Kuehne & Nagel
		International AG	584,519	0.4
6,932	@	Mettler Toledo
		International, Inc.	1,064,755	0.7
47,358		Nestle S.A.	2,739,078	1.8
15,913		Roche Holding AG -
		Genusschein	2,610,837	1.7
10,543		Schindler Holding AG	1,234,636	0.8
234		SGS S.A.	401,410	0.3
4,525		Sonova Holding AG -
		Reg	478,464	0.3
72,502	@	UBS AG - Reg	916,295	0.6
			13,668,098	9.1

		Taiwan: 1.4%
136,290		Hon Hai Precision
		Industry Co., Ltd.	762,269	0.5
204,000		Synnex Technology
		International Corp.	500,061	0.3
69,400		Taiwan Semiconductor
		Manufacturing Co., Ltd.
		ADR	875,828	0.6
			2,138,158	1.4

		Turkey: 0.9%
365,076		Turkiye Garanti Bankasi
		A/S	1,280,895	0.9

		United Arab Emirates: 0.2%
25,722		DP World Ltd.	279,840	0.2

		United Kingdom: 21.0%
43,000		Amec PLC	637,235	0.4
16,212		Anglo American PLC	594,339	0.4
25,216		Antofagasta PLC	469,321	0.3
44,633	@	ASOS PLC	1,112,794	0.7
83,656		BG Group PLC	$1,813,995	1.2
74,169		BHP Billiton PLC	2,335,541	1.6
42,192		British Sky Broadcasting
		PLC	475,734	0.3
191,000	@	Cairn Energy PLC	902,058	0.6
44,121		Capita Group PLC	514,777	0.3
77,186		Compass Group PLC	700,913	0.5
47,753		Experian Group Ltd.	620,347	0.4
14,178		GlaxoSmithKline PLC	318,187	0.2
114,000		Hargreaves Lansdown
		PLC	916,085	0.6
63,113		HSBC Holdings PLC	550,680	0.4
36,000		Imperial Tobacco Group
		PLC	1,311,367	0.9
48,568		Intertek Group PLC	1,601,323	1.1
82,624		John Wood Group PLC	818,043	0.5
49,000		Johnson Matthey PLC	1,473,868	1.0
63,000		Kazakhmys PLC	931,363	0.6
61,093		Kingfisher PLC	253,114	0.2
46,368		Lonmin PLC	806,396	0.5
232,652	@	Mitchells & Butlers PLC	896,107	0.6
46,000		Pearson PLC	845,058	0.6
75,000		Reed Elsevier PLC	642,061	0.4
61,756		Rightmove PLC	1,292,121	0.9
51,022		Rolls-Royce Holdings
		PLC	574,327	0.4
3,520,518	@	Rolls-Royce Holdings
		PLC - C Shares	5,660	0.0
7,161		SABMiller PLC	260,805	0.2
58,910		Serco Group PLC	490,573	0.3
74,185		Standard Chartered
		PLC	1,731,055	1.1
154,913		Tesco PLC	998,787	0.7
28,916		Tullow Oil PLC	649,681	0.4
54,289		Unilever PLC	1,819,774	1.2
34,000		Weir Group PLC	1,041,650	0.7
112,007		WPP PLC	1,159,390	0.8
			31,564,529	21.0

		United States: 2.4%
19,300		Carnival Corp.	679,553	0.5
72,497	@,L	Central European
		Distribution Corp.	391,484	0.3
39,688		Coca-Cola Enterprises,
		Inc.	1,064,432	0.7
11,900	@	Liberty Global, Inc.	478,142	0.3
14,300	@	NII Holdings, Inc.	336,479	0.2
8,300		Schlumberger Ltd.	609,801	0.4
			3,559,891	2.4

	Total Common Stock
	(Cost $162,893,388)		148,823,385	99.1

See Accompanying Notes to Financial Statements

64

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: 2.1%
	Securities Lending Collateralcc(1): 1.8%
785,702	Daiwa Capital Markets,
	Repurchase Agreement
	dated 10/31/11, 0.12%,
	due 11/01/11 (Principal
	Amount $785,702,
	collateralized by various
	U.S. Government and
	U.S. Government
	Agency Obligations,
	0.000%-8.750%, Market
	Value plus accrued
	interest $801,406, due
	12/22/11-03/01/48)	$785,702	0.5
1,000,000	Deutsche Bank AG,
	Repurchase Agreement
	dated 10/31/11, 0.12%,
	due 11/01/11 (Principal
	Amount $1,000,000,
	collateralized by various
	U.S. Government
	Agency Obligations,
	1.750%-7.000%, Market
	Value plus accrued
	interest $1,020,000, due
	07/01/12-10/01/41)	1,000,000	0.7
1,000,000	UBS Warburg LLC,
	Repurchase Agreement
	dated 10/31/11, 0.12%,
	due 11/01/11 (Principal
	Amount $1,000,000,
	collateralized by various
	U.S. Government
	Agency Obligations,
	2.454%-7.000%, Market
	Value plus accrued
	interest $1,020,000, due
	04/01/14-07/01/48)	1,000,000	0.6
		2,785,702	1.8

			Percentage
			of Net
Shares		Value	Assets
	Mutual Funds: 0.3%
413,093	@ T. Rowe Price Reserve
	Investment Fund
	(Cost $413,093)	413,093	0.3

	Total Short-Term
	Investments
	(Cost $3,198,795)	3,198,795	2.1

	Total Investments in
	Securities
	(Cost $166,092,183)	$152,022,180	101.2
	Liabilities in Excess of
	Other Assets	(1,790,474)	(1.2)
	Net Assets	$150,231,706	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

ADR	American Depository Receipt
GDR	Global Depository Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $166,202,586.
Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$5,074,782
Gross Unrealized Depreciation	(19,255,187)

Net Unrealized depreciation	$(14,180,405)

Percentage
Sector Diversification	of Net Assets
Consumer Discretionary	19.2%
Consumer Staples	13.9
Energy	9.0
Financials	17.7
Health Care	8.6
Industrials	15.7
Information Technology	6.7
Materials	6.9
Telecommunications	1.2
Utilities	0.2
Short-Term Investments	2.1
Liabilities in Excess of Other Assets	(1.2)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

65

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2011
Asset Table
Investments, at value
Common Stock
Australia	$—	$7,104,296	$—	$7,104,296
Belgium	—	2,826,947	—	2,826,947
Brazil	4,009,761	1,890,968	—	5,900,729
Canada	2,244,085	—	—	2,244,085
China	2,697,125	4,563,704	—	7,260,829
Denmark	—	5,706,642	—	5,706,642
Finland	—	1,704,478	—	1,704,478
France	—	7,537,272	—	7,537,272
Germany	—	4,934,565	—	4,934,565
Hong Kong	—	5,779,773	—	5,779,773
India	591,759	2,795,383	—	3,387,142
Indonesia	251,777	242,766	—	494,543
Ireland	578,496	—	—	578,496
Israel	751,182	—	—	751,182
Italy	262,213	237,077	—	499,290
Japan	—	19,364,162	—	19,364,162
Kazakhstan	—	811,828	—	811,828
Mexico	—	406,827	—	406,827
Netherlands	—	2,363,402	—	2,363,402
Norway	—	1,213,811	—	1,213,811
Portugal	—	455,138	—	455,138
Russia	—	216,997	—	216,997
Singapore	—	1,989,724	—	1,989,724
South Africa	—	820,338	—	820,338
South Korea	—	2,396,611	—	2,396,611
Spain	940,692	1,989,493	—	2,930,185
Sweden	—	6,652,682	—	6,652,682
Switzerland	3,675,592	9,992,506	—	13,668,098
Taiwan	875,828	1,262,330	—	2,138,158
Turkey	—	1,280,895	—	1,280,895
United Arab Emirates	—	279,840	—	279,840
United Kingdom	—	31,558,869	5,660	31,564,529
United States	3,559,891	—	—	3,559,891
Total Common Stock	20,438,401	128,379,324	5,660	148,823,385
Short-Term Investments	413,093	2,785,702	—	3,198,795
Total Investments, at value	$20,851,494	$131,165,026	$5,660	$152,022,180
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(3,916)	$—	$(3,916)
Total Liabilities	$—	$(3,916)	$—	$(3,916)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending October 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

66

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

At October 31, 2011, the following forward foreign currency contracts were outstanding for the ING International Growth Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)

The Bank of New
York Mellon Corp.	Australian Dollar	119,710	Buy	11/02/11	$127,706	$126,161	$(1,545)
The Bank of New
York Mellon Corp.	Australian Dollar	128,261	Buy	11/03/11	137,496	135,125	(2,371)
							$(3,916)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement
	of Assets and Liabilities	Fair Value

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$3,916
Total Liability Derivatives		$3,916

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended October 31, 2011, was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*

Foreign exchange contracts	$391,343
Total	$391,343

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*

Foreign exchange contracts	$(3,916)
Total	$(3,916)

* Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

67

ING INTERNATIONAL	PORTFOLIO OF INVESTMENTS
REAL ESTATE FUND	AS OF OCTOBER 31, 2011

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 99.2%
		Australia: 17.1%
1,285,900		CFS Retail Property
		Trust	$2,451,297	0.5
2,997,700		Challenger Diversified
		Property Group	1,634,193	0.4
950,000		Charter Hall Group	1,951,893	0.4
730,900		Charter Hall Retail
		REIT	2,506,882	0.5
7,164,657		Dexus Property Group	6,373,378	1.3
10,710,622		Goodman Group	6,960,177	1.5
2,185,040		GPT Group	7,211,258	1.5
6,019,600		Investa Office Fund	3,935,287	0.8
128,600		Lend Lease Corp., Ltd.	1,046,327	0.2
4,169,417		Mirvac Group	5,459,785	1.2
2,226,900		Stockland	7,353,663	1.6
2,789,676		Westfield Group	22,457,888	4.7
4,503,790		Westfield Retail Trust	12,002,544	2.5
			81,344,572	17.1

		Austria: 0.8%
264,300		Atrium European Real
		Estate Ltd.	1,332,214	0.3
753,218		Immofinanz Immobilien
		Anlagen AG	2,473,092	0.5
			3,805,306	0.8

		Brazil: 0.4%
124,700		BR Malls Participacoes
		S.A.	1,354,606	0.3
32,500		Sonae Sierra Brasil SA	429,522	0.1
			1,784,128	0.4

		Canada: 5.5%
30,100		Boardwalk Real Estate
		Investment Trust	1,470,046	0.3
59,400		Brookfield Asset
		Management, Inc. -
		Class A	1,722,600	0.4
618,550		Brookfield Properties
		Co.	10,218,446	2.2
106,700		Cominar Real Estate
		Investment Trust	2,416,071	0.5
399,200		RioCan Real Estate
		Investment Trust	10,128,686	2.1
			25,955,849	5.5

		China: 0.6%
639,000		China Overseas Land &
		Investment Ltd.	1,182,400	0.2
1,419,000		Longfor Properties Co.,
		Ltd.	1,818,729	0.4
			3,001,129	0.6

		Finland: 0.3%
372,810		Citycon Oyj	1,373,004	0.3

		France: 7.4%
10,170		Fonciere Des Regions	749,475	0.2
8,063		Gecina S.A.	797,371	0.2
54,555		ICADE	4,882,540	1.0
90,748		Klepierre	2,828,584	0.6
62,030		Mercialys	2,309,677	0.5
16,183		Societe Immobiliere de
		Location pour l’Industrie
		et le Commerce	$1,698,703	0.4
108,809		Unibail	21,632,251	4.5
			34,898,601	7.4

		Germany: 1.2%
74,690		Deutsche Wohnen AG	1,099,689	0.2
100,540	@	GSW Immobilien AG	3,266,444	0.7
177,510	@	Prime Office REIT-AG	1,174,066	0.3
			5,540,199	1.2

		Hong Kong: 19.6%
1,756,965		Cheung Kong Holdings
		Ltd.	21,779,217	4.6
3,744,895		Hang Lung Properties
		Ltd.	13,638,219	2.9
250,000		Henderson Land
		Development Co., Ltd.	1,366,507	0.3
1,275,694		Hongkong Land
		Holdings Ltd.	6,703,819	1.4
1,324,600		Kerry Properties Ltd.	4,861,190	1.0
2,979,400		Link Real Estate
		Investment Trust	10,231,979	2.2
2,522,000		Sino Land Co.	3,986,619	0.8
1,702,800		Sun Hung Kai
		Properties Ltd.	23,445,476	4.9
1,294,285		Wharf Holdings Ltd.	6,884,621	1.5
			92,897,647	19.6

		Italy: 0.1%
1,179,920		Beni Stabili S.p.A.	709,088	0.1

		Japan: 22.7%
3,200		Advance Residence
		Investment Corp.	6,062,123	1.3
167,600		Aeon Mall Co., Ltd.	3,885,645	0.8
112,600		Daito Trust
		Construction Co., Ltd.	9,976,423	2.1
388		Frontier Real Estate
		Investment Corp.	3,364,561	0.7
244		Japan Real Estate
		Investment Corp.	2,081,248	0.4
2,873		Japan Retail Fund
		Investment Corp.	4,447,327	0.9
1,369		Kenedix Realty
		Investment Corp.	3,969,924	0.8
1,595,400		Mitsubishi Estate Co.,
		Ltd.	27,021,354	5.7
1,218,477		Mitsui Fudosan Co.,
		Ltd.	20,263,622	4.3
200		Mori Trust Sogo Reit,
		Inc.	1,760,897	0.4
385		Nippon
		Accommodations Fund,
		Inc.	2,551,177	0.5
878		Nippon Building Fund,
		Inc.	8,478,591	1.8
250,000		Nomura Real Estate
		Holdings, Inc.	4,030,155	0.9
252,100		Sumitomo Realty &
		Development Co., Ltd.	5,225,309	1.1
4,123		United Urban
		Investment Corp.	4,649,267	1.0
			107,767,623	22.7

See Accompanying Notes to Financial Statements

68

ING INTERNATIONAL	PORTFOLIO OF INVESTMENTS
REAL ESTATE FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Netherlands: 1.4%
121,110	Corio NV	$6,154,611	1.3
17,170	Eurocommercial
	Properties NV	732,328	0.1
		6,886,939	1.4

	Singapore: 8.7%
2,527,000	Ascendas Real Estate
	Investment Trust	4,111,289	0.9
4,444,900	CapitaCommercial
	Trust	3,970,725	0.8
5,188,400	CapitaLand Ltd.	11,178,128	2.4
3,936,583	CapitaMall Trust	5,848,888	1.2
2,300,000	CapitaMalls Asia Ltd.	2,478,272	0.5
271,900	City Developments Ltd.	2,344,770	0.5
3,555,100	@ Global Logistic
	Properties Ltd.	4,949,876	1.0
4,793,000	Mapletree Commercial
	Trust	3,309,355	0.7
3,451,400	Mapletree Industrial
	Trust	3,174,529	0.7
		41,365,832	8.7

	Sweden: 1.8%
212,316	Castellum AB	2,874,304	0.6
114,430	Fabege AB	982,180	0.2
270,173	Hufvudstaden AB	2,931,102	0.6
117,770	Wihlborgs Fastigheter
	AB	1,609,028	0.4
		8,396,614	1.8

	Switzerland: 1.9%
54,340	PSP Swiss Property
	AG	4,943,864	1.0
50,919	Swiss Prime Site AG	4,164,399	0.9
		9,108,263	1.9

	United Kingdom: 9.7%
650,430	British Land Co. PLC	5,321,243	1.1
431,660	Capital Shopping
	Centres Group PLC	2,278,362	0.5
71,086	Derwent Valley
	Holdings PLC	1,934,914	0.4
663,960	Great Portland Estates
	PLC	3,969,195	0.8
1,309,251	Hammerson PLC	8,553,466	1.8
1,250,680	Hansteen Holdings
	PLC	1,557,493	0.3
928,181	Land Securities Group
	PLC	10,158,380	2.1
2,443,730	@ LXB Retail Properties
	PLC	3,968,561	0.9
1,243,486	Safestore Holdings Ltd.	2,068,838	0.4
655,749	Segro PLC	2,564,225	0.6
135,232	Shaftesbury PLC	1,092,786	0.2
576,900	ST Modwen Properties
	PLC	1,154,577	0.3
369,410	Workspace Group PLC	$1,425,537	0.3
		46,047,577	9.7

	Total Common Stock
	(Cost $418,617,759)	470,882,371	99.2

	Assets in Excess of
	Other Liabilities	3,777,816	0.8
	Net Assets	$474,660,187	100.0

@	Non-income producing security

Cost for federal income tax purposes is $483,876,310.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$41,540,132
Gross Unrealized Depreciation	(54,534,071)

Net Unrealized depreciation	$(12,993,939)

Percentage
Sector Diversification	of Net Assets
Financials	99.2%
Assets in Excess of Other Liabilities	0.8
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2011 in valuing the assets and liabilities:

See Accompanying Notes to Financial Statements

69

ING INTERNATIONAL	PORTFOLIO OF INVESTMENTS
REAL ESTATE FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2011
Asset Table
Investments, at value
Common Stock
Australia	$—	$81,344,572	$—	$81,344,572
Austria	—	3,805,306	—	3,805,306
Brazil	1,784,128	—	—	1,784,128
Canada	25,955,849	—	—	25,955,849
China	—	3,001,129	—	3,001,129
Finland	—	1,373,004	—	1,373,004
France	—	34,898,601	—	34,898,601
Germany	1,174,066	4,366,133	—	5,540,199
Hong Kong	—	92,897,647	—	92,897,647
Italy	—	709,088	—	709,088
Japan	—	107,767,623	—	107,767,623
Netherlands	—	6,886,939	—	6,886,939
Singapore	—	41,365,832	—	41,365,832
Sweden	—	8,396,614	—	8,396,614
Switzerland	—	9,108,263	—	9,108,263
United Kingdom	6,951,591	39,095,986	—	46,047,577
Total Common Stock	35,865,634	435,016,737	—	470,882,371
Total Investments, at value	$35,865,634	$435,016,737	$—	$470,882,371

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending October 31, 2011.

See Accompanying Notes to Financial Statements

70

ING INTERNATIONAL	PORTFOLIO OF INVESTMENTS
SMALLCAP MULTI-MANAGER FUND	AS OF OCTOBER 31, 2011

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 97.8%
		Australia: 7.6%
281,483		Acrux Ltd.	$996,609	0.3
152,060		Aditya Birla Minerals
		Ltd.	154,463	0.1
230,335		Amcor Ltd.	1,685,180	0.6
129,811		Ansell Ltd.	1,898,643	0.6
94,448	@	Aston Resources Ltd.	1,036,376	0.3
425,481		Australian
		Pharmaceutical
		Industries Ltd.	133,618	0.1
–	@	Australian Worldwide
		Exploration Ltd.	–	–
89,000		Beach Petroleum Ltd.	109,381	0.0
85,795	@	Boom Logistics Ltd	26,973	0.0
131,080		Caltex Australia Ltd.	1,820,429	0.6
1,155,076	@	Centro Retail Trust	331,161	0.1
95,039		Challenger Financial
		Services Group Ltd.	453,064	0.2
204,672		Computershare Ltd.	1,617,506	0.5
24,750		Credit Corp. Group Ltd.	101,744	0.0
1,447,319	@	Dart Energy Ltd.	931,499	0.3
2,777		Decmil Group Ltd.	6,135	0.0
23,203	@	Dragon Mining Ltd.	32,415	0.0
488,369		Emeco Holdings Ltd.	505,944	0.2
158,836		Exco Resources Ltd	116,658	0.0
128,064		FlexiGroup
		Ltd./Australia	301,637	0.1
2,487,859	@	Focus Minerals Ltd.	154,632	0.1
76,387	@	Gujarat NRE Minerals
		Ltd.	19,688	0.0
64,807		Iluka Resources Ltd.	1,077,394	0.4
382,183		John Fairfax Holdings
		Ltd.	370,584	0.1
6,408		McPherson’s Ltd.	15,504	0.0
1,960		Melbourne IT Ltd.	2,909	0.0
63,657	@	Mesoblast Ltd.	541,210	0.2
71,681	@	Mineral Deposits Ltd.	484,341	0.2
694,278		Mirvac Group	909,146	0.3
603,376		Myer Holdings Ltd.	1,646,826	0.5
63,778		NIB Holdings
		Ltd./Australia	100,823	0.0
131,245	@	Northern Star
		Resources Ltd	78,411	0.0
28,112		NRW Holdings Ltd.	71,527	0.0
214,532	@	OceanaGold Corp.	551,812	0.2
60,778	@	Pan Australian
		Resources Ltd.	205,375	0.1
54,457	@	Pan Pacific Petroleum
		NL	6,587	0.0
28,485		Programmed
		Maintenance Services
		Ltd.	58,860	0.0
319,809		Ramelius Resources
		Ltd.	415,462	0.1
36,239		RCR Tomlinson Ltd.	53,763	0.0
143,539	@	Resolute Mining Ltd.	252,872	0.1
641,529	@	Roc Oil Co. Ltd.	199,321	0.1
429,443	@	Saracen Mineral
		Holdings Ltd.	344,327	0.1
487,169		Sigma Pharmaceuticals
		Ltd.	354,998	0.1
85,074		Sims Group Ltd.	$1,227,012	0.4
137,868	@	St Barbara Ltd.	319,418	0.1
522,611	@	Starpharma Holdings
		Ltd.	607,183	0.2
31,311		STW Communications
		Group Ltd.	30,152	0.0
37,394	@	Sunland Group Ltd.	34,938	0.0
72,418		Thorn Group Ltd.	125,698	0.1
277,170		Transfield Services Ltd.	661,486	0.2
17,821		Troy Resources NL	75,736	0.0
44,436		WDS Ltd.	34,585	0.0
			23,292,015	7.6

		Austria: 1.4%
20,000		Kapsch TrafficCom AG	1,498,561	0.5
14,000		Mayr Melnhof Karton
		AG	1,296,045	0.4
3,098	@	POLYTEC Holding AG	27,836	0.0
29,000		Rosenbauer
		International AG	1,195,450	0.4
4,727		Strabag SE	145,349	0.1
			4,163,241	1.4

		Belgium: 1.3%
208,437	@	AGFA-Gevaert NV	520,671	0.2
3,396		Cie d’Entreprises CFE	190,663	0.1
5,500		EVS Broadcast
		Equipment SA	281,486	0.1
7,160		Kinepolis Group NV	555,106	0.2
13,000		Melexis NV	182,817	0.0
36,302	@	Nyrstar	50	0.0
88,169		Nyrstar	771,105	0.2
44,377		Recticel SA	302,518	0.1
41,799		Tessenderlo Chemie
		NV	1,296,947	0.4
			4,101,363	1.3

		Bermuda: 0.0%
6,361	@	Global Sources Ltd.	46,372	0.0

		Brazil: 0.8%
42,948		Brasil Telecom SA ADR	882,582	0.3
40,000	@	Brazil Pharma SA	322,451	0.1
84,175		Cyrela Brazil Realty SA	742,295	0.3
86,595		PDG Realty SA
		Empreendimentos e
		Participacoes	382,322	0.1
			2,329,650	0.8

		Canada: 3.8%
7,716		Aastra Technologies
		Ltd.	121,923	0.0
38,100		Alimentation Couche-
		Tard, Inc.	1,146,727	0.4
10,018		Bird Construction, Inc.	106,939	0.0
3,400		Boyd Group Income
		Fund	32,405	0.0
16,748	@	Brick Ltd./The	48,560	0.0
6,700		Calfrac Well Services
		Ltd.	207,705	0.1
4,400		Canaccord Capital, Inc.	41,627	0.0
19,600	@	Canfor Corp.	198,212	0.1
37,032		Canfor Pulp Products,
		Inc.	497,847	0.2
52,000		Cascades Inc.	237,372	0.1
3,100		CCL Industries, Inc.	90,193	0.0

See Accompanying Notes to Financial Statements

71

ING INTERNATIONAL	PORTFOLIO OF INVESTMENTS
SMALLCAP MULTI-MANAGER FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: (continued)
		Canada: (continued)
300	@	Celestica, Inc.	$2,489	0.0
2,365		Cervus Equipment
		Corp.	37,987	0.0
69,161		Chemtrade Logistics
		Income Fund	920,065	0.3
8,900		Cogeco Cable, Inc.	423,503	0.1
2,100		Cogeco, Inc.	96,114	0.0
752	@	Compton Petroleum
		Corp.	4,715	0.0
21,666		Davis & Henderson
		Income Corp.	369,523	0.1
1,800		DirectCash Payments,
		Inc.	34,907	0.0
43,500		Dorel Industries, Inc.	1,057,878	0.4
34,800	@	Dundee Corp.	836,178	0.3
43,725	@	Essential Energy
		Services Ltd	78,084	0.0
11,087	@	FirstService Corp.	310,769	0.1
46,500	@	Flint Energy Services
		Ltd.	557,487	0.2
165,800	@	Galleon Energy, Inc.	465,754	0.2
9,800	@	Garda World Security
		Corp.	79,049	0.0
11,700		Horizon North Logistics,
		Inc.	52,822	0.0
2,300		K-Bro Linen, Inc.	43,289	0.0
7,300	@	Martinrea International,
		Inc.	51,560	0.0
21,600		Nevsun Resources Ltd	113,987	0.0
2,700		Newalta Corp.	31,991	0.0
11,946		Niko Resources	657,135	0.2
50,500		Noranda Income Fund	275,616	0.1
3,719	@	Norbord, Inc.	32,685	0.0
600		Onex Corp.	19,895	0.0
28,084	@,L	Richmont Mines, Inc.	341,501	0.1
5,522		Rogers Sugar, Inc.	28,863	0.0
14,500	@	Scorpio Mining Corp.	29,386	0.0
44,500	@	Shore Gold, Inc.	21,876	0.0
72,400	@	Tembec, Inc.	232,435	0.1
100	@	Transat AT, Inc.	732	0.0
19,300		Transcontinental, Inc.	245,909	0.1
12,090		Wajax Corp.	436,780	0.2
27,460		West Fraser Timber
		Co., Ltd.	1,184,630	0.4
			11,805,104	3.8

		China: 2.9%
202,000		Baofeng Modern
		International Holdings
		Co. Ltd	28,825	0.0
1,693,000	L,X	China Gaoxian Fibre
		Fabric Holdings Ltd.	25,635	0.0
322,000		China Taisan
		Technology Group
		Holdings Ltd	24,915	0.0
56,793	L	China Yuchai
		International Ltd.	863,254	0.3
127,315		Concord Medical
		Services Holding Ltd.
		ADR	465,973	0.2
386,000	@	Dapai International
		Holdings Co,. Ltd.	15,670	0.0
1,858,000		Evergreen International
		Holdings Ltd	$519,694	0.2
2,366,000		GZI Transport Ltd.	1,021,377	0.3
238,000		Hannstar Board
		International Holdings
		Ltd.	37,452	0.0
293,040		Hopefluent Group
		Holdings Ltd.	68,502	0.0
72,000		Jiangling Motors Corp.
		Ltd.	136,303	0.1
3,580,000		Leoch International
		Technology Ltd.	1,170,151	0.4
431,000		Li Heng Chemical Fibre
		Technologies Ltd	42,100	0.0
29,490		NAM TAI Electronics,
		Inc.	141,552	0.0
419,500		Parkson Retail Group
		Ltd.	533,785	0.2
238,000	@	People’s Food Holdings
		Ltd.	123,363	0.1
154,000		Qingling Motors Co.,
		Ltd.	42,355	0.0
314,000		QingMei Group
		Holdings Ltd.	45,001	0.0
88,000	@,X	RREEF China
		Commercial Trust	46,442	0.0
211,000	@	Shanda Games Ltd.
		ADR	1,073,990	0.3
5,634,000		Shougang Concord
		International Enterprises
		Co. Ltd.	391,610	0.1
1,776,000		SinoCom Software
		Group Ltd.	122,235	0.1
135,000		SinoMedia Holding Ltd.	43,483	0.0
837,000		SunVic Chemical
		Holdings Ltd.	371,075	0.1
3,400,000		West China Cement
		Ltd.	630,220	0.2
1,094,000		Yanlord Land Group
		Ltd.	887,772	0.3
			8,872,734	2.9

		Denmark: 1.2%
8,323		East Asiatic Co., Ltd.
		A/S	195,003	0.1
4,380		H Lundbeck A/S	88,320	0.0
38,000	@	Jyske Bank	1,104,518	0.4
433		PER Aarsleff A/S	33,750	0.0
3,000		Ringkjoebing
		Landbobank A/S	327,595	0.1
18,500		Solar A/S	762,003	0.3
57,000		Sydbank A/S	1,055,566	0.3
17,801	@	TK Development	48,660	0.0
			3,615,415	1.2

		Egypt: 0.0%
11,431	@	Orascom Telecom
		Holding SAE GDR	31,376	0.0

		Finland: 0.1%
15,981		Hk-Ruokatalo Oyj	127,528	0.1

See Accompanying Notes to Financial Statements

72

ING INTERNATIONAL	PORTFOLIO OF INVESTMENTS
SMALLCAP MULTI-MANAGER FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: (continued)
		Finland: (continued)
19,720		Oriola-KD OYJ	$54,843	0.0
			182,371	0.1

		France: 4.6%
6,900		Alten Ltd.	196,486	0.1
25,082		Arkema	1,704,550	0.6
2,567		Assystem	46,656	0.0
1,610	@	Axway Software SA	32,971	0.0
4,966		Bonduelle S.C.A.	448,401	0.2
622		Bongrain SA	44,126	0.0
45,000		Bourbon SA	1,249,027	0.4
1,456		Cegid Group	34,046	0.0
57,000	@	Club Mediterranee	1,077,456	0.4
4,346		Devoteam SA	75,103	0.0
170,000		Groupe Eurotunnel S.A.	1,531,349	0.5
15,247		Groupe Steria SCA	290,812	0.1
6,100		IPSOS	199,607	0.1
132,103		Lectra	994,382	0.3
39,000		Medica SA	776,760	0.3
49,937		NetGem SA	199,896	0.1
4,204	@	Parrot SA	99,014	0.0
61,611		Peugeot S.A.	1,340,551	0.4
10,037		Pierre & Vacances	391,083	0.1
52,143		Rallye SA	1,667,155	0.5
18,000		Rubis	1,022,917	0.3
1,125		Sartorius Stedim
		Biotech	76,067	0.0
3,522		Sequana Capital	21,555	0.0
3,829		Sopra Group SA	242,816	0.1
2,277		Trigano SA	41,494	0.0
61,722	@	UbiSoft Entertainment	369,735	0.1
			14,174,015	4.6

		Germany: 7.6%
8,754	@	Aareal Bank AG	175,417	0.1
7,416		Amadeus Fire AG	283,562	0.1
2,176		Aurelius AG	88,551	0.0
36,174		Aurubis AG	2,040,985	0.7
50,653		Bechtle AG	1,889,616	0.6
16,000		Bilfinger Berger AG	1,428,138	0.5
18,975		CANCOM AG	215,129	0.1
30,363		Cewe Color Holding AG	1,180,599	0.4
3,641		DIC Asset AG	33,212	0.0
18,414		Draegerwerk AG & Co.
		KGaA	1,929,103	0.6
2,336		Duerr AG	101,845	0.0
3,487		Elmos Semiconductor
		AG	37,214	0.0
190,000		Freenet AG	2,449,443	0.8
6,681		Gesco AG	538,769	0.2
1,142		Hornbach Holding AG	83,913	0.0
5,838	@	Jenoptik AG	38,575	0.0
32,638		Jungheinrich AG	1,027,865	0.3
9,000	@	Kabel Deutschland
		Holding AG	510,473	0.2
5,341		Koenig & Bauer AG	83,722	0.0
17,000		MTU Aero Engines
		Holding AG	1,138,404	0.4
6,065	@	Patrizia Immobilien AG	33,244	0.0
32,695	@	Prime Office REIT-AG	216,248	0.1
18,000		R Stahl AG	589,291	0.2
34,000		Rheinmetall AG	$1,803,151	0.6
87,000	@	RIB Software AG	539,629	0.2
130,000	@	SAF-Holland SA	801,668	0.3
1,250		Sixt AG	26,255	0.0
1,049		STO AG	152,162	0.0
12,000		Stratec Biomedical
		Systems AG	487,156	0.2
9,657		Suedzucker AG	282,083	0.1
52,261		Takkt AG	664,649	0.2
10,000	@	Tipp24 SE	465,476	0.1
70,000	@	Tom Tailor Holding AG	1,089,153	0.3
54,052	@	TUI AG	352,574	0.1
40,000		Wirecard AG	636,237	0.2
436		Wuestenrot &
		Wuerttembergische AG	8,589	0.0
			23,422,100	7.6

		Guernsey: 0.0%
5,369		Tetragon Financial
		Group Ltd.	35,167	0.0

		Hong Kong: 3.5%
222,000		Asia Standard
		International Group	36,790	0.0
466,000		Bossini International
		Hldg	44,218	0.0
1,578,000		Champion Technology
		Holdings Ltd.	22,757	0.0
5,605,840	@,X	China Billion Resources
		Ltd.	62,778	0.0
7,486	@	China Engine Group Ltd	27,117	0.0
114,000		China Overseas Grand
		Oceans Group Ltd.	86,957	0.0
34,000		Chong Hing Bank Ltd.	64,313	0.0
1,170,000		CSI Properties Ltd.	28,687	0.0
665,280		Dah Sing Banking
		Group Ltd.	647,251	0.2
279,500		Dickson Concepts
		International Ltd.	161,083	0.1
1,076,000	@	DMX Technologies
		Group Ltd.	206,847	0.1
820,000		Dragon Hill Wuling
		Automobile Holdings
		Ltd.	69,669	0.0
262,000		Eagle Nice International
		Holdings Ltd.	41,329	0.0
138,000	@	eSun Holdings Ltd.	25,969	0.0
5,538,000		EVA Precision Industrial
		Holdings Ltd.	1,430,195	0.5
614,000		First Pacific Co.	639,669	0.2
1,744,000		Fountain SET Hldgs	209,863	0.1
158,000		Giordano Intl. Ltd.	119,177	0.1
108,000		Glorious Sun
		Enterprises Ltd.	35,768	0.0
603,000		Goldlion Holdings Ltd.	233,147	0.1
5,000		Guoco Group Ltd.	47,508	0.0
230,000		Hang Ten Group
		Holdings Ltd.	50,041	0.0
253,600		HKR International Ltd.	104,855	0.0
740,000	@	Huafeng Group
		Holdings Ltd.	16,903	0.0

See Accompanying Notes to Financial Statements

73

ING INTERNATIONAL	PORTFOLIO OF INVESTMENTS
SMALLCAP MULTI-MANAGER FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: (continued)
		Hong Kong: (continued)
176,000		Hung Hing Printing
		Group Ltd.	$41,694	0.0
1,509,000		Hutchison
		Telecommunications
		Hong Kong Holdings
		Ltd.	536,499	0.2
106,000	@	Jinhui Holdings Ltd.	18,065	0.0
25,211	@	Jinhui Shipping &
		Transportation Ltd.	58,261	0.0
536,000		King Fook Holdings	99,273	0.0
182,000		Kingmaker Footwear
		Holdings Ltd.	29,252	0.0
3,680,000		Lai Fung Holdings Ltd.	107,959	0.0
590,000		Lippo China Resources
		Ltd.	13,508	0.0
98,000		Lippo Ltd.	31,702	0.0
1,323,000		Loudong General Nice
		Resources China
		Holdings Ltd.	122,846	0.1
502,000		Midland Holdings Ltd.	246,169	0.1
1,060,000	@	Next Media Ltd.	92,028	0.0
398,400		Oriental Watch Holdings	229,862	0.1
1,313,000		Pacific Andes Holdings
		Ltd.	228,229	0.1
278,000		Pacific Andes
		International Holdings
		Ltd.	26,896	0.0
1,306,000	@	Pacific Century
		Premium Developments
		Ltd.	197,779	0.1
176,000		Pacific Textile Holdings
		Ltd.	99,041	0.0
210,000		Pico Far East Holdings
		Ltd.	37,389	0.0
3,035,000		Polytec Asset Holdings
		Ltd.	265,682	0.1
827,500		Ports Design Ltd.	1,475,570	0.5
263,000		Prosperity REIT	53,714	0.0
184,693	@	RCG Holdings
		Ltd./Hong Kong	23,683	0.0
1,080,000		Regal Hotels
		International Holdings
		Ltd.	357,130	0.1
486,000		Road King Infrastructure	268,606	0.1
156,000		Sincere Watch Hong
		Kong Ltd.	32,876	0.0
1,282,000		Singamas Container
		Holdings Ltd.	289,463	0.1
9,756,000	@	Sinolink Worldwide
		Holdings	755,716	0.3
146,000		Skyworth Digital
		Holdings Ltd.	77,149	0.0
34,000		Soundwill Holdings Ltd.	36,699	0.0
38,000	@	Strong Petrochemical
		Holdings Ltd.	3,962	0.0
121,136		Sundart International
		Holdings Ltd.	20,155	0.0
265,500	@	SUNeVision Holdings
		Ltd.	35,507	0.0
74,000		Texhong Textile Group
		Ltd.	21,500	0.0
746,000		Tomson Group Ltd.	181,716	0.1
274,000		Tradelink Electronic
		Commerce Ltd.	$34,743	0.0
4,400		Transport International
		Holdings Ltd.	8,986	0.0
228,000		Varitronix International
		Ltd.	103,810	0.0
938,000	@	VST Holdings Ltd.	149,240	0.1
			10,825,250	3.5

		India: 0.8%
9,163		Aditya Birla Nuvo Ltd.	168,520	0.1
137,251		Allahabad Bank	419,901	0.1
42,651		Bank Of Maharashtra	44,583	0.0
27,030		Binani Industries Ltd.	73,480	0.0
465,814		Dena Bank	766,875	0.3
25,620		Geodesic Ltd.	30,823	0.0
28,318		Geometric Ltd.	26,714	0.0
13,026		Gujarat Narmada Valley
		Fertilizers Co. Ltd	24,689	0.0
43,010		Gujarat State Fertilisers
		& Chemicals Ltd.	417,496	0.1
122,020		JBF Industries Ltd.	309,672	0.1
12,439		JK Tyre & Industries
		Ltd.	18,407	0.0
24,808		Varun Industries Ltd.	131,702	0.1
8,961		Zuari Industries Ltd.	110,015	0.0
			2,542,877	0.8

		Indonesia: 0.5%
443,000	@	Asia Pacific Fibers Tbk
		PT	25,565	0.0
16,224,000		Ciputra Property TBK
		PT	845,527	0.3
6,646,000	@	Darma Henwa Tbk PT	58,398	0.0
261,500	@	Lippo Cikarang Tbk PT	55,999	0.0
1,698,500		Multipolar Corp. Tbk PT	27,987	0.0
148,348		United Tractors Tbk PT	408,039	0.2
			1,421,515	0.5

		Ireland: 0.9%
340,000		IFG Group PLC	526,913	0.2
45,000		Irish Continental Group
		PLC	921,544	0.3
125,309	@	James Hardie Industries
		SE	811,614	0.2
7,300	@	Smurfit Kappa Group
		PLC	49,736	0.0
74,700	@	Smurfit Kappa PLC	512,253	0.2
			2,822,060	0.9

		Israel: 0.3%
31,355	@	Africa Israel
		Investments Ltd.	127,235	0.1
99,130	@	El Al Israel Airlines	20,194	0.0
2,331		Formula Systems 1985
		Ltd.	36,174	0.0
3,271	@	Hot Telecommunication
		System Ltd.	42,953	0.0
55,000	@	Oridion Systems Ltd.	687,774	0.2
			914,330	0.3

See Accompanying Notes to Financial Statements

74

ING INTERNATIONAL	PORTFOLIO OF INVESTMENTS
SMALLCAP MULTI-MANAGER FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: (continued)
		Italy: 2.6%
66,040		Autostrada Torino-
		Milano S.p.A.	$690,701	0.2
203,333		Azimut Holding S.p.A.	1,584,938	0.5
60,194		Benetton Group S.p.A.	346,320	0.1
57,235	@	Buongiorno S.p.A.	79,899	0.0
198,000		Cairo Communication
		S.p.A.	796,933	0.3
31,060		Danieli & Co. Officine
		Meccaniche SpA	787,078	0.3
16,665		De’Longhi SpA	182,116	0.1
4,500		DiaSorin SpA	145,668	0.0
5,363		Engineering Ingegneria
		Informatica SpA	176,393	0.1
43,020		Exor SpA	939,175	0.3
73,617		Indesit Co. SpA	502,624	0.2
1,475		Italmobiliare SpA	41,304	0.0
160,415		KME Group	72,805	0.0
129,795	@	Natuzzi SpA ADR	320,593	0.1
66,000		Prysmian S.p.A.	997,735	0.3
210,000	@	Sorin S.p.A.	438,941	0.1
			8,103,223	2.6

		Japan: 19.7%
1,311		Accordia Golf Co., Ltd.	965,209	0.3
22,452		Adores, Inc.	20,556	0.0
3,300		Aeon Fantasy Co., Ltd.	46,414	0.0
4,300		Ahresty Corp.	26,322	0.0
19,500		Aica Kogyo Co., Ltd.	263,795	0.1
76,000		Aichi Machine Industry
		Co., Ltd.	233,636	0.1
16,400		Airport Facilities Co.,
		Ltd.	62,543	0.0
171,500		Allied Telesis Holdings
		KK	141,757	0.1
6,500		Alpen Co., Ltd.	111,515	0.0
3,900		Arc Land Sakamoto
		Co., Ltd.	71,396	0.0
55,400		Arcs Co., Ltd.	986,354	0.3
17,500		Argo Graphics, Inc.	219,599	0.1
38,100		Asahi Diamond
		Industrial Co., Ltd.	561,063	0.2
17,850		Belluna Co., Ltd.	139,478	0.1
31,000	@	Best Denki Co., Ltd.	84,780	0.0
721,000		Chori Co., Ltd.	793,222	0.3
6,500		Chubu Steel Plate Co.,
		Ltd.	34,921	0.0
67,000		Chuetsu Pulp & Paper
		Co., Ltd.	101,790	0.0
6,700		Coca-Cola Central
		Japan Co., Ltd.	88,920	0.0
81		CROOZ, Inc.	134,992	0.1
100,000		Daido Steel Co., Ltd.	605,975	0.2
235,000		Daiwa Industries Ltd.	1,160,495	0.4
31,591		DTS Corp.	371,925	0.1
7,600		Dydo Drinco, Inc.	288,697	0.1
13,000		Eighteenth Bank Ltd.	33,282	0.0
12,000		Excel Co., Ltd.	109,338	0.0
17,600		Exedy Corp.	509,882	0.2
1,216		Faith, Inc.	127,868	0.1
81		Fields Corp.	134,616	0.1
3,100		F-Tech, Inc.	37,480	0.0
14,000	@	Fuji Kiko Co., Ltd.	$43,179	0.0
30,700		Fuji Machine
		Manufacturing Co., Ltd.	543,341	0.2
46,027		Fuji Soft, Inc.	730,041	0.2
54,800		Fujikura Kasei Co., Ltd.	257,621	0.1
2,400		Fujimori Kogyo Co., Ltd.	38,352	0.0
65		Fujishoji Co., Ltd.	68,005	0.0
6,800		Fujitsu Frontech Ltd.	45,783	0.0
1,200		Fukuda Denshi Co., Ltd.	35,982	0.0
20,100		Furuno Electric Co., Ltd.	90,923	0.0
58,900		Futaba Industrial Co.,
		Ltd.	375,395	0.1
107		Future Architect, Inc.	43,704	0.0
33		Gendai Agency, Inc.	27,329	0.0
40,100		Glory Ltd.	858,302	0.3
5,100		Happinet Corp.	79,902	0.0
1,800		Hiday Hidaka Corp.	27,232	0.0
8,200		HI-LEX CORP	119,923	0.0
39,300		Hitachi Transport
		System Ltd.	683,830	0.2
9,200		H-One Co. Ltd.	53,987	0.0
6,400		Icom, Inc.	156,426	0.1
33,100		Iida Home Max	267,427	0.1
2,900		Imasen Electric
		Industrial	36,020	0.0
99,409		Inabata & Co., Ltd.	539,201	0.2
108,500		Ines Corp.	708,370	0.2
161		Infocom Corp.	182,805	0.1
5,400		Information Services
		International-Dentsu
		Ltd.	47,608	0.0
9,300		J Trust Co. Ltd.	58,917	0.0
353,000		JFE Shoji Holdings, Inc.	1,431,932	0.5
43,000		Jidosha Buhin Kogyo
		Co., Ltd.	235,497	0.1
24,000		JMS Co., Ltd.	73,243	0.0
46,500		JSP Corp.	682,534	0.2
10,400	@	Justsystems Corp.	17,527	0.0
1,566,000	@	Kanematsu Corp.	1,320,403	0.4
12,000		Kasai Kogyo Co., Ltd.	70,674	0.0
1,400		Kato Sangyo Co., Ltd.	27,347	0.0
2,900		Kita-Nippon Bank Ltd.	67,334	0.0
67,000		Koito Manufacturing
		Co., Ltd.	1,009,900	0.3
52,600		Kojima Co., Ltd.	360,567	0.1
58,000	@	Kumagai Gumi Co., Ltd.	51,810	0.0
80,000		Kurabo Industries Ltd.	151,712	0.1
209,000		Kureha Corp.	933,419	0.3
59,800		Kuroda Electric Co., Ltd.	651,153	0.2
28,100		Kyoden Co., Ltd.	40,096	0.0
36,000		Kyodo Printing Co., Ltd.	82,000	0.0
232,000		Kyodo Shiryo Co., Ltd.	256,170	0.1
29,700		Lintec Corp.	627,411	0.2
5,000		Maeda Road
		Construction Co., Ltd.	49,724	0.0
203,000		Marudai Food Co., Ltd.	676,457	0.2
16,400		MCJ Co. Ltd.	32,634	0.0
110,527		Mimasu Semiconductor
		Industry Co., Ltd.	925,695	0.3
8,000		Mitsui Home Co., Ltd.	40,149	0.0
10,100		Miura Co., Ltd.	270,976	0.1

See Accompanying Notes to Financial Statements

75

ING INTERNATIONAL	PORTFOLIO OF INVESTMENTS
SMALLCAP MULTI-MANAGER FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: (continued)
		Japan: (continued)
85,600		Modec, Inc.	$1,494,348	0.5
51		MTI Ltd.	64,843	0.0
55,800		Musashi Seimitsu
		Industry Co., Ltd.	1,319,082	0.4
17,000		Mutoh Holdings Co.,
		Ltd.	28,034	0.0
12,900		Nabtesco Corp.	282,531	0.1
2,000		Nafco Co., Ltd.	34,101	0.0
67,483		Namura Shipbuilding
		Co., Ltd.	217,762	0.1
3,857		NEC Fielding Ltd.	46,656	0.0
65,200		NEC Networks &
		System Integration
		Corp.	980,349	0.3
8,800		Nichii Gakkan Co.	87,907	0.0
47,200		Nichi-iko
		Pharmaceutical Co.,
		Ltd.	1,113,596	0.4
9,000		Nichireki Co., Ltd.	44,100	0.0
29,000		Nidec Copal Corp.	307,351	0.1
29,200		Nifco, Inc.	761,574	0.3
91,000		Nihon Parkerizing Co.,
		Ltd.	1,225,040	0.4
161,000		Nippo Corp.	1,417,895	0.5
57,786		Nippon Road Co., Ltd.	148,914	0.1
5,000		Nippon Seisen Co., Ltd.	25,643	0.0
182,000		Nippon Soda Co., Ltd.	837,801	0.3
94,000		Nippon Steel Trading
		Co., Ltd.	244,575	0.1
182,000		Nippon Thompson Co.,
		Ltd.	1,172,247	0.4
49,400	@	NIS Group Co., Ltd.	3,181	0.0
447,000		Nishimatsu Construction
		Co., Ltd.	734,279	0.2
7,600		Nisshin Fudosan Co.	43,075	0.0
61,900		Nitta Corp.	1,123,609	0.4
168,000		Nittetsu Mining Co., Ltd.	681,957	0.2
4,967		Nojima Corp.	40,598	0.0
57,000		Obayashi Road Corp.	138,681	0.1
14,100		Okabe Co., Ltd.	68,754	0.0
4,000		Onoken Co., Ltd.	32,541	0.0
15,500		OSAKA Titanium
		Technologies Co.	853,732	0.3
19,000		Pacific Industrial Co.,
		Ltd.	94,777	0.0
167		Pilot Corp.	343,107	0.1
116,000		Prima Meat Packers
		Ltd.	151,373	0.1
2,700		Saison Information
		Systems Co. Ltd.	35,399	0.0
15,000		San-Ai Oil Co., Ltd.	65,123	0.0
74,000		Sanki Engineering Co.,
		Ltd.	398,416	0.1
5,500		Sanoyas Holdings Corp.	18,080	0.0
22,754		Sanshin Electronics
		Co., Ltd.	190,761	0.1
17,000		Sekisui Jushi Corp.	160,354	0.1
2,700		Senshu Electric Co. Ltd	33,194	0.0
40,400		Shinko Plantech Co.,
		Ltd.	358,852	0.1
59,000		Shinmaywa Industries
		Ltd.	$199,470	0.1
231,000		Shinsho Corp.	533,046	0.2
13,900		Ship Healthcare
		Holdings, Inc.	337,927	0.1
2,000		Sinanen Co., Ltd.	9,093	0.0
5,000		Studio Alice Co., Ltd.	86,571	0.0
41,800		Sumida Corp.	324,477	0.1
160,000		Sumikin Bussan Corp.	354,184	0.1
53,500		Sumitomo Densetsu
		Co., Ltd.	315,335	0.1
15,000		Sumitomo Precision
		Products	97,194	0.0
44,200		Tachi-S Co., Ltd.	754,940	0.3
110,000		Taihei Kogyo Co., Ltd.	590,812	0.2
25,882		Taiho Kogyo Co., Ltd.	223,493	0.1
8,100		Takara Leben Co., Ltd.	42,717	0.0
138,000		Takasago International
		Corp.	644,387	0.2
13,000		Takiron Co., Ltd.	43,534	0.0
79,000		TBK Co., Ltd.	335,395	0.1
1,700		Tera Probe, Inc.	24,490	0.0
286,000		Toa Corp.	503,649	0.2
138,000		TOA Road Corp.	255,018	0.1
405,000		Tokai Tokyo Financial
		Holdings	1,124,841	0.4
1,050		Token Corp.	37,744	0.0
145,000		Tokyo Tekko Co., Ltd.	410,054	0.1
173,000	@	Tonichi Carlife Group,
		Inc.	240,806	0.1
8,000		Totetsu Kogyo Co., Ltd.	68,491	0.0
6,800		Towa Corp.	29,737	0.0
152,800		Toyo Kohan Co., Ltd.	602,965	0.2
185,179		Toyo Securities Co.,
		Ltd.	274,225	0.1
18,700		Toyo Tanso Co., Ltd.	867,680	0.3
9,600		Trans Cosmos, Inc.	108,792	0.0
66,400		Trusco Nakayama Corp.	1,230,171	0.4
25,100		Tsumura & Co.	705,941	0.2
11,700		Tsuruha Holdings, Inc.	597,756	0.2
27,200		Tsutsumi Jewelry Co.,
		Ltd.	633,821	0.2
51,534		Unipres Corp.	1,405,682	0.5
200		Vital KSK Holdings, Inc.	1,657	0.0
10,900		VT Holdings Co. Ltd.	45,494	0.0
18,200		Warabeya Nichiyo Co.,
		Ltd.	234,522	0.1
8,800		Waseda Academy Co.,
		Ltd.	77,131	0.0
10,304		Watabe Wedding Corp.	81,486	0.0
12,700	@	Yamaichi Electronics
		Co., Ltd.	30,836	0.0
135,900		Yamazen Corp.	962,167	0.3
53,000		Yonekyu Corp.	463,065	0.2
14,400		Yorozu Corp.	339,572	0.1
1,049,000		Yuasa Trading Co., Ltd.	1,465,738	0.5
42,900		Yushin Precision
		Equipment Co., Ltd.	827,462	0.3
			60,641,549	19.7

See Accompanying Notes to Financial Statements

76

ING INTERNATIONAL	PORTFOLIO OF INVESTMENTS
SMALLCAP MULTI-MANAGER FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: (continued)
		Malaysia: 0.7%
68,300		Coastal Contracts Bhd	$42,837	0.0
101,900		DRB-Hicom Bhd	69,094	0.0
23,300		Esso Malaysia Bhd	27,832	0.0
26,900		Hong Leong Financial
		Group Bhd	104,118	0.1
64,600		Kian JOO CAN Factory
		BHD	40,142	0.0
853,572		Kulim Malaysia BHD	994,245	0.3
239,900		Kumpulan Fima BHD	128,804	0.1
1,028,900		Lion Industries Corp.
		Bhd	508,626	0.2
122,400		Media Prima Bhd	100,844	0.0
33,900		MNRB Holdings Bhd	32,238	0.0
59,400		Paramount Corp. Bhd	33,328	0.0
			2,082,108	0.7

		Mexico: 0.0%
83,200	@	Axtel SA de CV	27,282	0.0
600		Grupo Herdez S.A.B. de
		C.V.	1,102	0.0
45,900	@	Grupo Simec SAB de
		CV	102,463	0.0
			130,847	0.0

		Netherlands: 2.7%
12,331		BE Semiconductor
		Industries NV	83,428	0.0
115,000		Delta Lloyd NV	2,019,341	0.7
4,575		DOCdata NV	75,775	0.0
23,000		Fugro NV	1,350,795	0.4
69,500		Imtech NV	2,053,158	0.7
2,560		KAS Bank NV	31,496	0.0
10,364		Koninklijke Wessanen
		NV	51,735	0.0
365,914	@	LBi International NV	790,443	0.3
17,842		Mediq NV	283,156	0.1
91,090	@	SNS Reaal NV	253,910	0.1
39,500		Ten Cate NV	1,356,003	0.4
			8,349,240	2.7

		New Zealand: 0.7%
84,353		Fletcher Building Ltd.	450,736	0.1
328,324		Fletcher Building Ltd.	1,750,768	0.6
			2,201,504	0.7

		Norway: 1.2%
4,045		Aktiv Kapital ASA	22,418	0.0
8,971		Austevoll Seafood ASA	35,342	0.0
10,015		Cermaq ASA	111,086	0.0
18,666	@	Dockwise Ltd.	304,068	0.1
286,000	@	Morpol ASA	570,038	0.2
213,950	@,L	Norske Skogindustrier
		ASA	120,424	0.1
29,430		Northern Offshore Ltd.	57,311	0.0
394,185	@	Pronova BioPharma AS	354,262	0.1
92,072	@	Songa Offshore SE	368,465	0.1
5,800		Sparebanken Ost	35,410	0.0
117,000		Statoil Fuel & Retail
		ASA	926,065	0.3
140,000		Storebrand ASA	855,325	0.3
45,000		STX OSV Holdings Ltd.	$39,819	0.0
			3,800,033	1.2

		Pakistan: 0.1%
1,100,563	@	Bank Alfalah Ltd.	138,878	0.1
274,568		Pakistan
		Telecommunication Co.,
		Ltd.	34,694	0.0
			173,572	0.1

		Philippines: 0.1%
9,190		Globe Telecom, Inc.	194,648	0.1

		Poland: 0.1%
59,002	@	Netia SA	100,332	0.0
101,700		Tauron Polska Energia
		SA	176,848	0.1
			277,180	0.1

		Portugal: 0.0%
9,504		Semapa-Sociedade de
		Investimento e Gestao	71,549	0.0

		Russia: 0.2%
120,000	@	Exillon Energy PLC	577,291	0.2

		Singapore: 3.8%
47,000		Allco Commercial Real
		Estate Investment Trust	29,456	0.0
2,027,000	@	Biosensors International
		Group Ltd.	2,259,624	0.7
181,392		Broadway Industrial
		Group Ltd.	48,776	0.0
92,173		Cape PLC	713,459	0.2
334,000		CSE Global Ltd.	222,384	0.1
118,000		Falcon Energy Group
		Ltd.	24,178	0.0
1,183,000		First Resources Ltd.	1,324,501	0.4
239,618	@	Flextronics International
		Ltd.	1,573,092	0.5
1,069,000		GuocoLeisure Ltd.	513,973	0.2
190,881		Hiap Seng Engineering
		Ltd.	41,546	0.0
217,000		Ho Bee Investment Ltd.	220,253	0.1
274,000		Hong Leong Asia Ltd.	425,406	0.1
4,000		Hwa Hong Corp. Ltd.	1,424	0.0
277,000		InnoTek Ltd.	81,862	0.0
26,000		Jardine Cycle &
		Carriage Ltd.	934,650	0.3
115,000	@	K1 Ventures Ltd.	9,446	0.0
1,223,000		LC Development Ltd.	145,087	0.1
394,000		Lian Beng Group Ltd.	113,377	0.0
238,000		Low Keng Huat
		Singapore Ltd	60,289	0.0
940,680		Mapletree Industrial
		Trust	865,219	0.3
216,000		Meiban Group Ltd.	51,411	0.0
28,050		Miclyn Express Offshore
		Ltd.	52,178	0.0
157,000		OSIM International Ltd.	154,347	0.1
311,000		PEC Ltd.	220,914	0.1
15,000		QAF Ltd.	7,127	0.0

See Accompanying Notes to Financial Statements

77

ING INTERNATIONAL	PORTFOLIO OF INVESTMENTS
SMALLCAP MULTI-MANAGER FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: (continued)
		Singapore: (continued)
372,000		Saizen REIT	$43,580	0.0
1,068,000		SMB United Ltd.	253,036	0.1
423,000		Sunningdale Tech Ltd.	32,683	0.0
375,000		Super Group
		Ltd/Singapore	446,123	0.2
367,000		Technics Oil & Gas Ltd.	257,305	0.1
386,000		Tiong Woon Corp.
		Holding Ltd.	69,769	0.0
473,000		UMS Holdings Ltd.	126,500	0.1
93,000		United Overseas Land
		Ltd.	328,777	0.1
			11,651,752	3.8

		South Africa: 0.1%
78,314		Telkom SA Ltd.	301,084	0.1

		South Korea: 3.7%
358		Amorepacific Corp.	78,311	0.0
2,300		Asia Cement Co. Ltd.	71,951	0.0
87,980	@	BS Financial Group, Inc.	968,311	0.3
1,062		Dae Han Flour Mills Co.
		Ltd.	136,204	0.1
22,050		Daeduck GDS Co., Ltd.	181,641	0.1
8,020		Daegu Department
		Store	98,297	0.0
10,130		Daesang Holdings Co.
		Ltd.	34,795	0.0
12,718		Daou Data Corp.	34,264	0.0
38,870		Daou Technology, Inc.	350,293	0.1
16,260		Dongbu Corp.	69,755	0.0
2,145		Dongil Industries Co.
		Ltd.	111,834	0.0
2,150		Global & Yuasa Battery
		Co. Ltd.	75,098	0.0
4,210		Green Cross Holdings
		Corp.	64,528	0.0
4,620		Halla Engineering &
		Construction Corp.	59,825	0.0
31,760		Hanil E-Wha Co., Ltd.	290,685	0.1
43,010		Hankook Tire Co. Ltd	1,716,707	0.6
2,090		Hankuk Paper
		Manufacturing Co. Ltd.	35,016	0.0
667		Hyundai Department
		Store Co. Ltd.	95,631	0.0
26,380		Hyundai Development
		Co.	544,789	0.2
379		Ilshin Spinning Co. Ltd.	29,293	0.0
6,750		Jeonbuk Bank	30,524	0.0
2,800		KISCO Corp.	60,419	0.0
1,180		KISWIRE Ltd.	46,785	0.0
7,250		Kolon Corp.	162,440	0.1
580		Korea Flange Co. Ltd.	7,140	0.0
16,570		KTCS Corp.	31,933	0.0
52,470		Kwang Dong
		Pharmaceutical Co. Ltd.	156,678	0.1
4,017		Kyungdong Pharm Co.
		Ltd.	38,061	0.0
7,920		Mando Corp.	1,356,547	0.5
11,780		Muhak Co. Ltd.	117,275	0.0
151		Namyang Dairy
		Products Co., Ltd.	106,553	0.0
6,912	@	Neowiz Corp.	$236,295	0.1
27,811	@	People &
		Telecommunication, Inc.	76,381	0.0
1,541		Samchully Co. Ltd.	132,913	0.1
844		Samyang Genex Co.
		Ltd.	52,006	0.0
18,630	@	SBS Media Holdings
		Co. Ltd.	76,065	0.0
27,051		SeAH Steel Corp.	2,001,605	0.7
14,320		Sebang Co., Ltd.	185,690	0.1
388	X	Sewon Precision
		Industry Co. Ltd.	43,575	0.0
1,170		Sindo Ricoh Co. Ltd	52,401	0.0
10,230		Tae Kyung Industrial
		Co. Ltd	28,193	0.0
123		Taekwang Industrial Co.
		Ltd	163,656	0.1
24,416	@	Taewoong Co. Ltd.	711,297	0.2
51,550		Taeyoung Engineering
		& Construction Co. Ltd.	273,453	0.1
9,217		Ubiquoss, Inc.	35,304	0.0
3,232		Unid Co. Ltd.	163,540	0.1
2,020		Youngone Corp.	77,352	0.0
			11,471,309	3.7

		Spain: 0.3%
37,658	@	Codere SA	430,684	0.2
9,832		Pescanova SA	338,664	0.1
			769,348	0.3

		Sweden: 1.4%
2,538		Bilia AB	36,942	0.0
25,099		Billerud AB	194,921	0.1
237,000		Byggmax Group AB	1,108,890	0.4
14,833		Duni AB	125,965	0.0
99,000	@	FinnvedenBulten AB	591,878	0.2
318,560	@	Global Health Partner
		AB	503,678	0.2
10,317		Industrial & Financial
		Systems	145,644	0.0
4,102		Industrivarden AB	51,085	0.0
20,321		Intrum Justitia AB	333,417	0.1
70,000		Kungsleden AB	535,246	0.2
4,875		Nolato AB	40,516	0.0
54,424		Rottneros AB	19,128	0.0
32,825		Saab AB	632,244	0.2
			4,319,554	1.4

		Switzerland: 3.6%
545		AFG Arbonia-Forster
		Holding	12,515	0.0
449		Bossard Holding AG	54,131	0.0
3,140		Charles Voegele
		Holding AG	96,674	0.0
12,008	@	Clariant AG	130,036	0.0
968		Emmi AG	193,854	0.1
3,834		Forbo Holding AG	1,811,858	0.6
40,000	@	Gategroup Holding AG	1,357,721	0.4
4,430		Helvetia Holding AG	1,618,633	0.5
10,680		Highlight
		Communications AG	51,158	0.0

See Accompanying Notes to Financial Statements

78

ING INTERNATIONAL	PORTFOLIO OF INVESTMENTS
SMALLCAP MULTI-MANAGER FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: (continued)
		Switzerland: (continued)
242		Inficon Holding AG	$41,242	0.0
111		Intershop Holdings	40,591	0.0
1,500		Kuoni Reisen Holding	511,602	0.2
4,258	@	Micronas
		Semiconductor Holding
		AG	34,896	0.0
18,437		Newave Energy Holding
		SA	879,806	0.3
20,000		Orior AG	1,082,251	0.4
14,200	@	Petroplus Holdings AG	84,702	0.0
2,687		Swiss Life Holding	330,010	0.1
16,200	@	Temenos Group AG	308,108	0.1
19,000		Uster Technologies AG	757,271	0.3
7,057		Valora Holding AG	1,465,643	0.5
95		Vetropack Holding AG	177,952	0.1
1,000		Zehnder Group AG	59,402	0.0
			11,100,056	3.6

		Taiwan: 1.2%
17,000		Audix Corp.	15,974	0.0
1,295,160		Bank of Kaohsiung	417,632	0.1
71,000		Chin-Poon Industrial
		Co.	45,099	0.0
18,455	@	ChipMOS Technologies
		(Bermuda) Ltd.	92,275	0.0
38,000		Creative Sensor, Inc.	22,227	0.0
105,140		Founding Construction
		& Development Co. Ltd.	69,119	0.0
773,000		Gigabyte Technology
		Co., Ltd.	626,189	0.2
90,851		Global Brands
		Manufacture Ltd.	44,259	0.0
106,090		Hold-Key Electric Wire
		& Cable Co. Ltd.	39,721	0.0
788,865		Inventec Co., Ltd.	283,502	0.1
76,000		Jean Co., Ltd.	16,994	0.0
385,000		King Yuan Electronics
		Co., Ltd.	148,214	0.1
51,480		Lingsen Precision
		Industries Ltd.	26,280	0.0
164,000		Long Bon International
		Co., Ltd.	59,079	0.0
269,896		Mercuries & Associates
		Ltd.	286,816	0.1
449,856		New Asia Construction
		& Development Corp.	143,187	0.1
33,000	@	Princo Corp.	6,549	0.0
616,000		Sigurd Microelectronics
		Corp.	434,781	0.2
2,070		Sinon Corp.	817	0.0
44,000		STATS ChipPAC
		Taiwan Semiconductor
		Corp.	29,889	0.0
225,000		ThaiLin Semiconductor
		Corp.	60,168	0.0
63,640		TYC Brother Industrial
		Co., Ltd.	27,968	0.0
645,041		Walsin Technology
		Corp.	200,428	0.1
94,000		Wellypower Optronics
		Corp.	54,467	0.0
2,785,000	@	Winbond Electronics
		Corp.	$520,162	0.2
			3,671,796	1.2

		Thailand: 0.8%
154,200		AJ Plast PCL	79,394	0.0
202,100		Bangchak Petroleum
		PCL	113,285	0.1
2,043,100		Krung Thai Bank PCL	1,000,433	0.3
7,624,400		Quality Houses PCL	331,811	0.1
8,100		Siam City Cement PCL	82,241	0.0
369,200		Total Access
		Communication PCL	882,600	0.3
			2,489,764	0.8

		Turkey: 0.1%
12,652	L	Pinar Entegre Et ve Un
		Sanayi AS	43,259	0.0
31,339		Ulker Biskuvi Sanayi AS	99,401	0.0
238,657	@	Vestel Elektronik Sanayi	281,074	0.1
			423,734	0.1

		United Arab Emirates: 0.3%
200,000		Lamprell PLC	775,296	0.3

		United Kingdom: 16.7%
50,000		A.G.BARR PLC	971,080	0.3
155,716		Albemarle & Bond
		Holdings	770,908	0.3
203,156		Anglo Pacific Group
		PLC	877,858	0.3
26,483		Anite PLC	28,320	0.0
475,000	@	Aurelian Oil & Gas PLC	146,498	0.1
199,213		Beazley PLC	401,862	0.1
50,000	@	Berkeley Group
		Holdings PLC	1,002,639	0.3
62,157		Bodycote PLC	281,220	0.1
120,000		Bovis Homes Group
		PLC	905,579	0.3
62,010	@	Capital & Regional PLC	33,821	0.0
41,160		Catlin Group Ltd.	261,824	0.1
14,780		City of London
		Investment Group PLC	88,470	0.0
2,979		Clarkson PLC	50,006	0.0
61,287		Computacenter PLC	375,548	0.1
10,354		Costain Group PLC	32,521	0.0
158,428		Dairy Crest Group PLC	878,534	0.3
169,079		Davis Service Group
		PLC	1,259,706	0.4
70,000		DCC Group PLC	1,965,023	0.6
590,825		Debenhams PLC	615,845	0.2
120,000		Dechra
		Pharmaceuticals PLC	945,444	0.3
10,000		Derwent Valley
		Holdings PLC	272,193	0.1
250,000		Devro PLC	987,380	0.3
80,000		Dignity PLC	1,048,339	0.3
130,000		Diploma PLC	670,576	0.2
302,895		Drax Group PLC	2,636,716	0.9
34,055		DS Smith PLC	116,348	0.0
7,086		E2V Technologies PLC	12,512	0.0
350,000		Elementis Plc	807,979	0.3

See Accompanying Notes to Financial Statements

79

ING INTERNATIONAL	PORTFOLIO OF INVESTMENTS
SMALLCAP MULTI-MANAGER FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: (continued)
		United Kingdom: (continued)
143,467		Fiberweb PLC	$94,579	0.0
13,518		Fidessa Group PLC	352,831	0.1
450,000		Future Plc	76,202	0.0
42,797		Game Group Plc	13,247	0.0
36,506	@	Gem Diamonds Ltd.	129,870	0.0
4,009		Go-Ahead Group PLC	89,338	0.0
200,000		Grafton Group PLC	785,390	0.3
289,939		Grainger PLC	390,721	0.1
150,000		Halma PLC	806,050	0.3
120,000		Hamworthy PLC	1,128,744	0.4
157,605	@	Healthcare Locums PLC	15,331	0.0
478,542		Home Retail Group	772,184	0.3
87,103		IG Group Holdings PLC	649,524	0.2
85,051		International Personal
		Finance PLC	373,395	0.1
159,041		Interserve PLC	842,867	0.3
254,900		Investec PLC	1,543,969	0.5
4,745		John Menzies PLC	37,461	0.0
95,349		John Wood Group PLC	944,031	0.3
155,877	@	Johnston Press PLC	11,772	0.0
85,000		Keller Group PLC	500,994	0.2
62,731		Kesa Electricals PLC	103,707	0.0
60,000		Kier Group PLC	1,353,368	0.4
297,015		Logica PLC	445,685	0.1
22,623		London Stock Exchange
		Group PLC	326,603	0.1
49,349		Lookers Plc	42,848	0.0
2,230		May Gurney Integrated
		Services PLC	10,480	0.0
298,015		Mcbride PLC	653,276	0.2
14,304,720	@	Mcbride PLC - B Shares	23,001	0.0
74,605		Mears Group PLC	317,887	0.1
25,313		Micro Focus
		International PLC	136,947	0.0
113,310		Millennium & Copthorne
		Hotels PLC	810,126	0.3
155,505		Mondi PLC	1,182,717	0.4
17,054		Morgan Sindall PLC	151,502	0.1
179,423	@	Northgate Plc	742,747	0.2
3,700		Oxford Instruments Plc	45,558	0.0
89,862		Paragon Group of Cos
		PLC	233,902	0.1
50,000		Pennon Group PLC	558,536	0.2
5,906		Persimmon PLC	47,098	0.0
1,678,800		Polo Resources Ltd.	95,667	0.0
200,000		Premier Farnell PLC	561,104	0.2
185,000	@	Premier Oil PLC	1,089,092	0.4
150,000		PZ Cussons PLC	885,806	0.3
115,209		QinetiQ PLC	215,928	0.1
500,000		Regus PLC	606,865	0.2
210,348		Resolution Ltd.	925,718	0.3
100,000		Ricardo Plc	589,004	0.2
117,586		RM PLC	127,147	0.1
74,560		Robert Wiseman Dairies
		PLC	345,751	0.1
35,303		Savills PLC	175,864	0.1
70,000		SDL PLC	740,010	0.2
662,839		Senior Plc	1,767,361	0.6
436,231		Shanks Group PLC	773,854	0.3
450,000		SIG Plc	693,352	0.2
25,717		Smiths News PLC	39,563	0.0
33,404		Synergy Health PLC	$446,603	0.2
72,477		Tate & Lyle PLC	758,281	0.3
54,385		Travis Perkins PLC	750,067	0.2
52,313	@	Trinity Mirror PLC	40,795	0.0
290,182		TT electronics PLC	731,958	0.2
30,000		Ultra Electronics
		Holdings PLC	765,419	0.3
92,613		Unite Group Plc	262,368	0.1
24,232	@	Valiant Petroleum PLC	189,845	0.1
60,000		Vitec Group PLC	577,836	0.2
115,055		WH Smith PLC	1,012,062	0.3
250,000		William Hill PLC	867,731	0.3
8,897		Workspace Group PLC	34,333	0.0
			51,258,621	16.7

		United States: 0.4%
420,057	@	Golden Star Resources
		Ltd.	835,913	0.3
47,234	@	Orbotech Ltd.	503,042	0.1
			1,338,955	0.4

	Total Common Stock
	(Cost $297,895,322)		300,770,968	97.8

RIGHTS: 0.0%
		Hong Kong: 0.0%
37,500	@	New World
		Development Co. Ltd.	12,795	0.0

		South Korea: 0.0%
646	@	Aekyung Petrochemical
		Co. Ltd.	5,049	0.0
972	@	Jeonbuk Bank	212	0.0
			5,261	0.0

	Total Rights
	(Cost $–)		18,056	0.0

	Total Long-Term
	Investments
	(Cost $297,895,322)		300,789,024	97.8

Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: 0.5%
Securities Lending Collateralcc(1): 0.1%
285,403	BNP Paribas Bank,
Repurchase Agreement
dated 10/31/11, 0.12%,
due 11/01/11 (Principal
Amount $285,403,
collateralized by various
U.S. Government
Agency
Obligations,3.500%-
6.500%, Market Value
plus accrued interest
$291,111, due
07/01/20-11/01/41)
	(Cost $285,403)	285,403	0.1

See Accompanying Notes to Financial Statements

80

ING INTERNATIONAL	PORTFOLIO OF INVESTMENTS
SMALLCAP MULTI-MANAGER FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

			Percentage
			of Net
Shares		Value	Assets
	Mutual Funds: 0.4%
1,305,820	BlackRock Liquidity
	Funds, TempFund,
	Institutional Class
	(Cost $1,305,820)	$1,305,820	0.4

	Total Short-Term
	Investments
	(Cost $1,591,223)	1,591,223	0.5

	Total Investments in
	Securities
	(Cost $299,486,545)	$302,380,247	98.3
	Assets in Excess of Other
	Liabilities	5,288,720	1.7
	Net Assets	$307,668,967	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

ADR	American Depository Receipt
GDR	Global Depository Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2011.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $300,837,453.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$50,894,512
Gross Unrealized Depreciation	(49,351,718)

Net Unrealized appreciation	$1,542,794

Percentage
Sector Diversification	of Net Assets
Consumer Discretionary	18.1%
Consumer Staples	6.6
Energy	5.2
Financials	11.6
Health Care	5.7
Industrials	24.3
Information Technology	9.2
Materials	13.7
Telecommunications	1.8
Utilities	1.6
Short-Term Investments	0.5
Assets in Excess of Other Liabilities	1.7
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2011 in valuing the assets and liabilities:

See Accompanying Notes to Financial Statements

81

ING INTERNATIONAL	PORTFOLIO OF INVESTMENTS
SMALLCAP MULTI-MANAGER FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2011
Asset Table
Investments, at value
Common Stock
Australia	$100,823	$23,191,192	$—	$23,292,015
Austria	—	4,163,241	—	4,163,241
Belgium	555,156	3,546,207	—	4,101,363
Bermuda	46,372	—	—	46,372
Brazil	2,329,650	—	—	2,329,650
Canada	11,805,104	—	—	11,805,104
China	2,544,769	6,255,888	72,077	8,872,734
Denmark	810,663	2,804,752	—	3,615,415
Egypt	—	31,376	—	31,376
Finland	—	182,371	—	182,371
France	1,027,353	13,146,662	—	14,174,015
Germany	843,568	22,578,532	—	23,422,100
Guernsey	35,167	—	—	35,167
Hong Kong	27,645	10,734,827	62,778	10,825,250
India	—	2,542,877	—	2,542,877
Indonesia	—	1,421,515	—	1,421,515
Ireland	1,448,457	1,373,603	—	2,822,060
Israel	—	914,330	—	914,330
Italy	393,398	7,709,825	—	8,103,223
Japan	18,080	60,623,469	—	60,641,549
Malaysia	—	2,082,108	—	2,082,108
Mexico	130,847	—	—	130,847
Netherlands	75,775	8,273,465	—	8,349,240
New Zealand	—	2,201,504	—	2,201,504
Norway	605,448	3,194,585	—	3,800,033
Pakistan	—	173,572	—	173,572
Philippines	—	194,648	—	194,648
Poland	—	277,180	—	277,180
Portugal	—	71,549	—	71,549
Russia	—	577,291	—	577,291
Singapore	1,616,672	10,035,080	—	11,651,752
South Africa	—	301,084	—	301,084
South Korea	106,553	11,321,181	43,575	11,471,309
Spain	—	769,348	—	769,348
Sweden	—	4,319,554	—	4,319,554
Switzerland	1,122,842	9,977,214	—	11,100,056
Taiwan	92,275	3,579,521	—	3,671,796
Thailand	—	2,489,764	—	2,489,764
Turkey	—	423,734	—	423,734
United Arab Emirates	—	775,296	—	775,296
United Kingdom	3,514,711	47,743,910	—	51,258,621
United States	1,338,955	—	—	1,338,955
Total Common Stock	30,590,283	270,002,255	178,430	300,770,968
Rights	—	18,056	—	18,056
Short-Term Investments	1,305,820	285,403	—	1,591,223
Total Investments, at value	$31,896,103	$270,305,714	$178,430	$302,380,247
Other Financial Instruments+
Forward Foreign Currency Contracts	—	1,870	—	1,870
Total Assets	$31,896,103	$270,307,584	$178,430	$302,382,117
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(13,635)	$—	$(13,635)
Total Liabilities	$—	$(13,635)	$—	$(13,635)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

82

ING INTERNATIONAL	PORTFOLIO OF INVESTMENTS
SMALLCAP MULTI-MANAGER FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending October 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

At October 31, 2011 , the following forward foreign currency contracts were outstanding for the ING International SmallCap Multi-Manager Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)

The Bank of New
York Mellon Corp.	Australian Dollar	620,821	Buy	11/03/11	$665,856	$654,043	$(11,813)
Brown Brothers
Harriman	Polish Zloty	152,793	Buy	11/03/11	49,843	48,021	(1,822)
							$(13,635)

Brown Brothers
Harriman	EU Euro	58,255	Sell	11/03/11	$82,475	$80,605	$1,870
							$1,870

See Accompanying Notes to Financial Statements

83

ING INTERNATIONAL	PORTFOLIO OF INVESTMENTS
VALUE CHOICE FUND	AS OF OCTOBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.6%
		Australia: 3.2%
232,116		Alumina Ltd.	$353,584	1.2
17,235		Newcrest Mining Ltd.	609,114	2.0
			962,698	3.2

		Belgium: 2.0%
19,325		Belgacom S.A.	584,365	2.0

		Brazil: 1.7%
36,147		Centrais Eletricas
		Brasileiras SA ADR	504,251	1.7

		Canada: 13.1%
21,599		Barrick Gold Corp.	1,069,151	3.6
37,347		Cameco Corp.	800,346	2.7
48,934		Kinross Gold Corp.	702,203	2.3
39,049		Nexen, Inc.	663,052	2.2
6,593		Niko Resources	362,673	1.2
22,225		Talisman Energy, Inc.	315,595	1.1
			3,913,020	13.1

		Finland: 2.4%
104,439		Nokia OYJ ADR	702,874	2.4

		France: 11.1%
8,470		Alstom	315,406	1.1
9,493		Areva SA	277,897	0.9
23,225		Carrefour S.A.	614,487	2.1
15,000		Electricite de France SA	448,914	1.5
12,227		Sanofi-Aventis	874,708	2.9
6,329		Societe Generale	181,211	0.6
17,387		Thales S.A.	613,190	2.0
			3,325,813	11.1

		Germany: 3.4%
4,622		Allianz AG	514,254	1.7
4,676		Siemens AG	490,142	1.7
			1,004,396	3.4

		Indonesia: 1.0%
8,941		Telekomunikasi
		Indonesia Tbk PT ADR	302,206	1.0

		Italy: 2.5%
722,344		Telecom Italia S.p.A.
		RNC	758,069	2.5

		Japan: 30.5%
108,390		Chuo Mitsui Trust
		Holdings, Inc.	370,924	1.3
29,800		Coca-Cola West Co.,
		Ltd.	532,195	1.8
74,000		Dai Nippon Printing Co.,
		Ltd.	775,108	2.6
13,800		Daiichi Sankyo Co., Ltd.	268,060	0.9
22,300		Fuji Photo Film Co., Ltd.	545,775	1.8
49,000		Japan Steel Works Ltd.	335,798	1.1
12,800		Mabuchi Motor Co., Ltd.	561,007	1.9
33,500		Mitsui Sumitomo
		Insurance Group
		Holdings, Inc.	656,143	2.2
2,800		Nintendo Co., Ltd.	422,438	1.4
36,950		Nippon Telegraph &
		Telephone Corp. ADR	$947,768	3.2
30,700		Panasonic Corp.	310,349	1.0
8,400		Rohm Co., Ltd.	427,992	1.4
7,800		Sankyo Co., Ltd.	407,603	1.4
46,000		Sekisui House Ltd.	411,776	1.4
18,000		Seven & I Holdings Co.,
		Ltd.	480,343	1.6
30,000		Shiseido Co., Ltd.	549,101	1.8
6,410		Toyota Motor Corp.
		ADR	427,611	1.4
36,000		Wacoal Holdings Corp.	425,289	1.4
6,500		West Japan Railway
		Co.	275,428	0.9
			9,130,708	30.5

		Netherlands: 3.2%
59,301		TNT Express NV	503,143	1.7
25,683		Wolters Kluwer NV	453,175	1.5
			956,318	3.2

		Norway: 0.9%
623,957		Marine Harvest	278,093	0.9

		Russia: 1.9%
48,101		Gazprom OAO ADR	561,339	1.9

		South Africa: 4.6%
16,892		AngloGold Ashanti Ltd
		ADR	763,687	2.5
35,536		Gold Fields Ltd.	615,995	2.1
			1,379,682	4.6

		South Korea: 4.6%
49,218		Korea Electric Power
		Corp. ADR	542,875	1.8
57,022		SK Telecom Co., Ltd.
		ADR	843,355	2.8
			1,386,230	4.6

		Switzerland: 1.5%
36,000	@	UBS AG	454,320	1.5

		United Kingdom: 9.2%
16,331		AstraZeneca PLC	784,037	2.6
34,859		GlaxoSmithKline PLC	782,317	2.6
156,749		Home Retail Group	252,933	0.9
92,452	@	Polyus Gold
		International Ltd. GDR	303,520	1.0
226,352		Vodafone Group PLC	628,507	2.1
			2,751,314	9.2

		United States: 1.8%
16,974		Axis Capital Holdings
		Ltd.	532,135	1.8

	Total Common Stock
	(Cost $30,719,750)		29,487,831	98.6

See Accompanying Notes to Financial Statements

84

ING INTERNATIONAL	PORTFOLIO OF INVESTMENTS
VALUE CHOICE FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.2%
	Mutual Funds: 1.2%
370,028	BlackRock Liquidity
	Funds, TempFund,
	Institutional Class
	(Cost $370,028)	$370,028	1.2

	Total Short-Term
	Investments
	(Cost $370,028)	370,028	1.2

	Total Investments in
	Securities
	(Cost $31,089,778)	$29,857,859	99.8
	Assets in Excess of Other
	Liabilities	64,926	0.2
	Net Assets	$29,922,785	100.0

@	Non-income producing security

ADR	American Depository Receipt
GDR	Global Depository Receipt

Cost for federal income tax purposes is $32,305,312.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$2,604,859
Gross Unrealized Depreciation	(5,052,312)

Net Unrealized depreciation	$(2,447,453)

Percentage
Sector Diversification	of Net Assets
Consumer Discretionary	9.0%
Consumer Staples	8.2
Energy	10.0
Financials	9.1
Health Care	9.0
Industrials	13.0
Information Technology	7.0
Materials	14.7
Telecommunications	13.6
Utilities	5.0
Short-Term Investments	1.2
Assets in Excess of Other Liabilities	0.2
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2011

Asset Table
Investments, at value
Common Stock
Australia	$—	$962,698	$—	$962,698
Belgium	—	584,365	—	584,365
Brazil	504,251	—	—	504,251
Canada	3,913,020	—	—	3,913,020
Finland	702,874	—	—	702,874
France	—	3,325,813	—	3,325,813

See Accompanying Notes to Financial Statements

85

ING INTERNATIONAL	PORTFOLIO OF INVESTMENTS
VALUE CHOICE FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2011

Germany	$—	$1,004,396	$—	$1,004,396
Indonesia	302,206	—	—	302,206
Italy	—	758,069	—	758,069
Japan	1,375,379	7,755,329	—	9,130,708
Netherlands	—	956,318	—	956,318
Norway	—	278,093	—	278,093
Russia	561,339	—	—	561,339
South Africa	763,687	615,995	—	1,379,682
South Korea	1,386,230	—	—	1,386,230
Switzerland	454,320	—	—	454,320
United Kingdom	303,520	2,447,794	—	2,751,314
United States	532,135	—	—	532,135
Total Common Stock	10,798,961	18,688,870	—	29,487,831
Short-Term Investments	370,028	—	—	370,028
Total Investments, at value	$11,168,989	$18,688,870	$—	$29,857,859

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending October 31, 2011.

See Accompanying Notes to Financial Statements

86

PORTFOLIO OF INVESTMENTS
ING RUSSIA FUND	AS OF OCTOBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.6%
		Consumer Discretionary: 0.9%
186,200		CTC Media, Inc.	$2,143,162	0.7
908,634	@	RBC OJSC	647,422	0.2
			2,790,584	0.9

		Consumer Staples: 7.8%
172,300		Magnit OAO	18,563,283	5.6
100,000	#,@	MHP SA GDR	1,072,960	0.3
66,000	@	Synergy Co.	1,534,742	0.5
152,400	@	X5 Retail Group N.V.
		GDR	4,567,355	1.4
			25,738,340	7.8

		Energy: 32.6%
77,900	L	Eurasia Drilling Co.
		Ltd. GDR	1,824,486	0.6
2,783,800		Gazprom OAO	16,456,363	5.0
442,200		Lukoil-Spon	25,736,040	7.8
175,200		NovaTek OAO GDR	24,445,289	7.4
1,936,600		Rosneft Oil Co. GDR	13,721,991	4.2
723,100	L	Surgutneftegas OJSC
		ADR	6,200,875	1.9
16,444,400		Surgutneftegas OJSC	8,273,881	2.5
302,833		Tatneft ADR	8,945,050	2.7
563,900		TNK-BP Holding	1,537,286	0.5
			107,141,261	32.6

		Financials: 18.6%
445,000		Bank St Petersburg
		OJSC	2,002,500	0.6
704,500		Bank St Petersburg
		OJSC	2,340,647	0.7
1,041,480		LSR Group GDR	4,936,766	1.5
190,700	#,@	Nomos - Bank GDR	2,383,750	0.7
12,499,521		Sberbank of Russian
		Federation	33,795,628	10.3
3,257,400	@	VTB Bank OJSC GDR	15,569,493	4.8
			61,028,784	18.6

		Health Care: 0.8%
146,965	@	Pharmstandard - Reg
		S GDR	2,610,354	0.8

		Industrials: 1.7%
1,659,400		Aeroflot - Russian
		Airlines OJSC	3,090,253	1.0
120,000		Global Ports
		Investment Ltd. GDR	1,920,000	0.6
4,247,469		Novorossiysk
		Commercial Sea Port
		PJSC	448,150	0.1
			5,458,403	1.7

		Information Technology: 0.9%
90,600	@	Mail.ru Group Ltd.
		GDR	3,099,510	0.9

		Materials: 22.1%
34,000		Akron JSC	1,407,435	0.4
100,000	L	Mechel ADR	517,000	0.2
630,700	L	Mechel OAO ADR	8,287,398	2.5
32,900		MMC Norilsk Nickel	6,469,543	2.0
676,421	L	MMC Norilsk Nickel
		ADR	$13,190,794	4.0
1,451,500		Novolipetsk Steel	3,934,067	1.2
265,400		Petropavlovsk PLC	3,123,903	1.0
497,600	@	Polymetal
		International PLC	7,360,828	2.2
572,600		Raspadskaya	1,894,116	0.6
341,200		Severstal OAO GDR	4,983,326	1.5
100,000	@	Sibirskiy Cement
		OAO	1,575,000	0.5
457,390	L	Uralkali GDR	19,709,786	6.0
			72,453,196	22.1

		Telecommunications: 4.3%
346,500		Mobile Telesystems
		OJSC ADR	4,951,485	1.5
118,900		Mobile TeleSystems
		OJSC	754,402	0.2
588,552	@	Rostelecom	2,985,547	0.9
322,000		Sistema JSFC GDR	5,482,078	1.7
			14,173,512	4.3

		Utilities: 5.9%
371,841,500		Federal Grid Co.
		Unified Energy
		System JSC	3,460,019	1.1
35,749,700	@	IDGC Holding JSC	3,331,138	1.0
20,000,000		Mosenergo OAO	1,273,661	0.4
47,808,200		OGK-2 OAO	1,594,379	0.5
190,141	@,X	Renaissance Asset
		Managers Global
		Funds - Russian
		Power Utilities Fund	1,296,952	0.4
185,198,748	@	RusHydro	6,974,109	2.1
3,486,013,800		Territorial Generating
		Co. No 1	1,257,231	0.4
			19,187,489	5.9

	Total Common Stock
	(Cost $243,036,378)		313,681,433	95.6

Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: 5.2%
Securities Lending Collateralcc(1): 5.2%
4,063,390	Barclays Bank PLC,
Repurchase
Agreement dated
10/31/11, 0.10%, due
11/01/11 (Principal
Amount $4,063,390,
collateralized by
various U.S.
Government Agency
Obligations, 0.000%-
0.375%, Market Value
plus accrued interest
$4,144,662, due
	11/21/11-10/30/13)	4,063,390	1.2

See Accompanying Notes to Financial Statements

91

PORTFOLIO OF INVESTMENTS
ING RUSSIA FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
4,063,390	Cantor Fitzgerald,
	Repurchase
	Agreement dated
	10/31/11, 0.15%, due
	11/01/11 (Principal
	Amount $4,063,390,
	collateralized by
	various U.S.
	Government Agency
	Obligations, 0.742%-
	6.579%, Market Value
	plus accrued interest
	$4,144,658, due
	11/01/15-03/01/48)	$4,063,390	1.3
855,450	Deutsche Bank AG,
	Repurchase
	Agreement dated
	10/31/11, 0.12%, due
	11/01/11 (Principal
	Amount $855,450,
	collateralized by
	various U.S.
	Government Agency
	Obligations, 1.750%-
	7.000%, Market Value
	plus accrued interest
	$872,559, due
	07/01/12-10/01/41)	855,450	0.3
4,063,390	Goldman Sachs &
	Co., Repurchase
	Agreement dated
	10/31/11, 0.11%, due
	11/01/11 (Principal
	Amount $4,063,390,
	collateralized by
	various U.S.
	Government Agency
	Obligations, 2.261%-
	7.000%, Market Value
	plus accrued interest
	$4,144,658, due
	01/01/18-10/01/41)	4,063,390	1.2
4,063,390	Merrill Lynch & Co.,
	Inc., Repurchase
	Agreement dated
	10/31/11, 0.12%, due
	11/01/11 (Principal
	Amount $4,063,390,
	collateralized by
	various U.S.
	Government Agency
	Obligations, 3.000%-
	6.000%, Market Value
	plus accrued interest
	$4,144,939, due
	09/01/21-11/01/41)	4,063,390	1.2
		17,109,010	5.2

	Total Short-Term
	Investments
	(Cost $17,109,010)	17,109,010	5.2

	Total Investments in
	Securities
	(Cost $260,145,388)	$330,790,443	100.8
	Liabilities in Excess of
	Other Assets	(2,545,490)	(0.8)
	Net Assets	$328,244,953	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

ADR	American Depository Receipt
GDR	Global Depository Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2011.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $270,226,005.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$93,876,939
Gross Unrealized Depreciation	(33,312,501)

Net Unrealized appreciation	$60,564,438

See Accompanying Notes to Financial Statements

92

PORTFOLIO OF INVESTMENTS
ING RUSSIA FUND	AS OF OCTOBER 31, 2011 (CONTINUED)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$2,143,162	$647,422	$—	$2,790,584
Consumer Staples	20,098,025	5,640,315	—	25,738,340
Energy	52,003,570	55,137,691	—	107,141,261
Financials	40,522,525	20,506,259	—	61,028,784
Health Care	—	2,610,354	—	2,610,354
Industrials	5,458,403	—	—	5,458,403
Information Technology	—	3,099,510	—	3,099,510
Materials	31,445,387	41,007,809	—	72,453,196
Telecommunications	4,951,485	9,222,027	—	14,173,512
Utilities	10,916,428	6,974,109	1,296,952	19,187,489
Total Common Stock	167,538,985	144,845,496	1,296,952	313,681,433
Short-Term Investments	—	17,109,010	—	17,109,010
Total Investments, at value	$167,538,985	$161,954,506	$1,296,952	$330,790,443

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending October 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

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Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.
The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.
The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.
Item 11. Controls and Procedures.
(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant): ING Mutual Funds

By	/s/ Shaun P. Mathews Shaun P. Mathews
President and Chief Executive Officer
Date: January 6, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews Shaun P. Mathews
President and Chief Executive Officer
Date: January 6, 2012

By	/s/ Todd Modic Todd Modic
Senior Vice President and Chief Financial Officer
Date: January 6, 2012

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